UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices)	(Zip code)
Tina Wilson
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MML Series Investment Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2018

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Tina Wilson

“MassMutual believes that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential for more favorable long-term financial outcomes.”

December 31, 2018

Despite the intense volatility, markets remained strong overall

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2018.

During the year, U.S. stocks encountered more volatility than investors experienced in 2017, varying widely throughout most of the year before dropping into negative return territory to end the year. Global economic optimism faded during the year under the weight of geopolitical tensions, indications of slowing global growth, trade war rhetoric, and a more hawkish Federal Reserve Board. Foreign stocks in developed markets trailed their U.S. counterparts for the year, but generally fared better than emerging-market stocks. U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, falling oil prices, and central bank policy.

In MassMutual’s view, the dynamics of the investment markets during the year validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.*

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward achieving your long-term investment goals. Even if you are approaching or in retirement, your retirement savings will likely remain invested for a number of years before being withdrawn.

*

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

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MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.**

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term financial needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that you could “run out” of retirement savings during your lifetime.

Why we do what we do

Acts of mutuality are happening all around us. Every day, people go out of their way to look out for each other, from lending a hand to making sure their loved ones are financially taken care of. MassMutual believes that your long-term financial security is crucial – and we recognize that you want to make sure your loved ones are financially taken care of. That’s why we’re committed to helping people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually stress the importance of maintaining a long-term perspective on retirement planning. We believe that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential for more favorable long-term financial outcomes. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Tina Wilson

President

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

**	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

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MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2018

Market Highlights

•	During 2018, U.S. stocks encountered more volatility than investors experienced in 2017, varying widely throughout most of the year before dropping into negative return territory to end the period.

•

Global economic optimism faded during the year under the weight of geopolitical tensions, indications of slowing global growth, trade war rhetoric, and a more hawkish Federal Reserve Board (the “Fed”) tone.

•	Foreign stocks in developed markets trailed their U.S. counterparts for the period, but generally fared better than emerging-market stocks.

•	U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, falling oil prices, and central bank policy.

Market Environment

U.S. equity investors encountered increased volatility in 2018. Through the first month of 2018, stocks hit record levels following a year of steady gains in 2017. However, after a two-and-a-half-year streak of positive quarterly results, both the S&P 500® Index* (the “S&P 500”) and the Dow Jones Industrial AverageSM (the “Dow”) posted modest negative results for the first quarter of 2018.

During the first and second quarters of the year, markets fought to find their footing. Wage growth in the U.S. triggered a major sell-off in early February 2018, as investors sought to balance the likelihood of continued growth against Federal Open Market Committee (FOMC) intentions to raise the short-term federal funds rate several times in the year ahead. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Scrutiny concerning revelations about how social media companies use data, and in particular, how social media giant Facebook had allowed customer data to be mined without users’ knowledge, undercut investor confidence in the information technology sector, triggering several rounds of sell-offs. Political turbulence, which characterized the entire reporting period, unsettled markets as investors tried to assess the potential impacts of reduced taxes, increasing federal debt limits, and ongoing rhetoric over global trade wars.

Markets gained some traction through the third quarter of the year. The S&P 500 rebounded, ending the quarter in positive territory. Corporate earnings reports continued to show strong performance, markets seemingly shrugged off three Fed rate hikes, and progress seemed evident on the trade war front. By the end of September, both the Dow and the S&P 500 reached record territory again, but investors were unsettled.

In early October, Fed Chairman Jerome Powell’s statements that the central bank was “a long way” from neutral interest rates stoked fears of more frequent and higher rate hikes. Along with trade war concerns, international political jitters, a strengthening U.S. dollar, and declining oil prices, this seemed enough to trigger a broad market sell-off. October was the worst month for the S&P 500 since September 2011. Volatility continued through November, as investors looked for a lift following the U.S. midterm elections. Then, December brought another round of sell-offs, resulting in the worst performance for the month since 1931 for the Dow and S&P 500. By year-end, major equity markets dropped into negative return territory for the year for the first time since 2008.

At year-end, the broad market S&P 500 ended down 4.38% and the Dow followed a similar pattern, down 3.48%. The technology-heavy NASDAQ Composite Index ended down 2.84% for the year, as prominent technology companies like Facebook, Apple, Amazon, Netflix, and Google faced heavy sell-offs in the last quarter. Small- and mid-cap stocks underperformed their larger peers and growth stocks continued to outperform their value counterparts during the period.

The health care, information technology, and consumer discretionary sectors managed to end the year in positive territory and beat the S&P 500. The remaining sectors delivered negative returns, most lagging the S&P 500 and most falling below in the month of December. The reconfigured communication services and financials sectors delivered the worst performances for the

3

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

year. (In September, the Global Industry Classification Standard (GICS) renamed the telecommunications sector and added media companies and internet services companies to the reconfigured communication services sector.)

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers and ended the year down 13.79%. Developed international markets struggled to gain traction under the weight of a strong U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and tariff speculations. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended the year with a return of -14.58%.

The Fed reasserted its influence on markets through actual and forecasted rate hikes and a change in leadership during the year. Under new Fed Chairman Jerome Powell, the FOMC raised the target range for the federal funds rate four times. While investors had anticipated the rate hikes, the 1.00% total increase over the year – in tandem with prospects for additional hikes in 2019 – proved to be a headwind to overall market performance.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold multiple times. After starting the year at 2.46%, yields rose 0.22% to end at 2.68%. Since rising yields drive bond prices down, returns on the Bloomberg Barclays U.S. Aggregate Bond Index failed to move significantly through the year, ending at 0.01%. Investment-grade corporate bonds also fared poorly in the rising yield environment. The Bloomberg Barclays U.S. Corporate 10+ Year Bond Index, which tracks investment-grade corporate bonds, ended the year down 2.51%. The Bloomberg Barclays U.S. Corporate High Yield Index also ended in negative territory, down 2.08% for the year. In December, yield curve inversion added additional pessimism to investor sentiment. (Yield curve inversion occurs when yields on longer-term bonds drop below yields of shorter-term bonds.)

At the end of a volatile year in which returns fell well short of those enjoyed in 2017, investors generally feel compelled to evaluate their investment strategy. At MassMutual, we remain convinced that a broadly diversified portfolio aligned with a long-term strategy is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MML Allocation Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds can include series of the MML Series Investment Fund and MML Series Investment Fund II (which are advised by MML Investment Advisers, LLC (MML Advisers)), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Series’ investment adviser is MML Advisers.

Through their investment in MML Underlying Funds, the Funds may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high-yield” bonds, including securities in default), inflation-protected securities, bank loans, commodities, real estate, and short-term investments of any kind.

Each Fund’s assets are allocated to its MML Underlying Funds according to an asset allocation strategy stated below. However, a portion of each Fund’s allocation to equity and/or fixed income funds may be allocated to funds that invest in “alternative” investments, such as commodities, precious metals, real estate, and foreign currencies; such “alternative” investments are limited to 15% of the Fund’s total assets.

•	MML Conservative Allocation Fund: Approximately 35% to 45% in equity funds and 55% to 65% in fixed income funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 45% to 55% in equity funds and 45% to 55% in fixed income funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 55% to 65% in equity funds and 35% to 45% in fixed income funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 70% to 80% in equity funds and 20% to 30% in fixed income funds, including money market funds.

•	MML Aggressive Allocation Fund: Approximately 85% to 95% in equity funds and 5% to 15% in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended December 31, 2018?

The return of each Fund’s Initial Class shares is shown below. Also shown are the returns of each Fund’s Custom Index (defined below); the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market; the MSCI All Country World Index (ACWI) ex USA, which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets; and the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

5

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Initial Class Return	Custom Index Return	Russell 3000 Index Return	MSCI ACWI ex USA Return	Bloomberg Barclays U.S. Aggregate Bond Index Return
MML Conservative Allocation Fund	-3.50%	-2.71%	-5.24%	-14.20%	0.01%*

MML Balanced Allocation Fund	-4.47%	-3.45%	-5.24%*	-14.20%	0.01%

MML Moderate Allocation Fund	-5.48%	-4.21%	-5.24%*	-14.20%	0.01%

MML Growth Allocation Fund	-6.90%	-5.40%	-5.24%*	-14.20%	0.01%

MML Aggressive Allocation Fund	-8.12%	-6.63%	-5.24%*	-14.20%	0.01%

* Benchmark return

Each of the MML Allocation Series Funds underperformed its respective Custom Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and outperformed the MSCI ACWI ex USA Index for the full year. The MML Conservative Allocation Fund and the MML Balanced Allocation Fund both outperformed the Russell 3000 Index, whereas the MML Moderate Allocation Fund, the MML Growth Allocation Fund, and the MML Aggressive Allocation Fund all underperformed the Russell 3000 Index.

MML Allocation Fund Series Custom Indexes

•

The Custom MML Conservative Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 60%, 30%, and 10%, respectively.

•

The Custom MML Balanced Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.

•

The Custom MML Moderate Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 40%, 45%, and 15%, respectively.

•

The Custom MML Growth Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.

•

The Custom MML Aggressive Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

For the year ended December 31, 2018, the Series Funds delivered negative returns, as stocks underperformed fixed-income investments in 2018. Consequently, those Series Funds with higher fixed-income allocations outperformed their Series counterparts with higher equity allocations.

Stock markets across the globe were down significantly for the year as were the more credit- and interest rate-sensitive fixed-income markets. Allocations across various asset classes intended to diversify risks in the Funds delivered mixed results. The allocation to alternative asset classes in favor of stocks benefited performance, as these investments outperformed the global stock market. The allocation to international and emerging-market stocks hurt performance as non-U.S. stocks underperformed U.S. stocks in the face of a weakening global economy and a strengthening U.S. dollar.

6

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

Underlying Fund selection detracted from overall performance in 2018. The results of MML International Equity Fund and Oppenheimer Global Multi-Alternatives Fund were significant drivers of underperformance. Strong performance by MML Blue Chip Growth Fund, MML Focused Equity Fund, and MML Mid Cap Growth Fund helped overall performance.

Investment adviser outlook

As 2019 begins, MML Advisers regards stock market valuations to be high relative to market history, despite the recent stock market correction. Although the economy continues to grow modestly, Fund management expects that growth will settle back down again in 2019 and beyond. In our opinion, several factors support these views, including that we are late in a typical economic growth cycle, the U.S. Federal Reserve has been reducing stimulus through higher interest rates and by tapering their balance sheet, there are diminishing tailwinds from a declining unemployment rate, company profit margins remain above long-term trends, and corporate debt levels are back near all-time highs. Against this backdrop, Fund management believes that diversification across global assets may be a smart approach for what could be a bumpy ride throughout 2019.

7

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/18

Fixed Income Funds	61.0%
Equity Funds	39.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/18

Fixed Income Funds	51.3%
Equity Funds	48.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/18

Equity Funds	59.1%
Fixed Income Funds	41.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/18

Equity Funds	74.4%
Fixed Income Funds	25.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/18

Equity Funds	90.2%
Fixed Income Funds	9.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

8

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, Service Class, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-3.50%	3.22%	7.29%
Service Class	-3.70%	2.96%	7.02%
Bloomberg Barclays U.S. Aggregate Bond Index*	0.01%	2.52%	3.48%
Russell 3000 Index	-5.24%	7.91%	13.18%
MSCI ACWI ex USA	-14.20%	0.68%	6.57%
Custom MML Conservative Allocation Index	-2.71%	4.09%	6.97%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

9

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-4.47%	3.48%	8.02%
Service Class	-4.76%	3.20%	7.74%
Russell 3000 Index*	-5.24%	7.91%	13.18%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
MSCI ACWI ex USA	-14.20%	0.68%	6.57%
Custom MML Balanced Allocation Index	-3.45%	4.46%	7.80%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-5.48%	3.74%	8.72%
Service Class	-5.70%	3.48%	8.44%
Russell 3000 Index*	-5.24%	7.91%	13.18%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
MSCI ACWI ex USA	-14.20%	0.68%	6.57%
Custom MML Moderate Allocation Index	-4.21%	4.81%	8.60%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-6.90%	4.07%	9.78%
Service Class	-7.10%	3.82%	9.51%
Russell 3000 Index*	-5.24%	7.91%	13.18%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
MSCI ACWI ex USA	-14.20%	0.68%	6.57%
Custom MML Growth Allocation Index	-5.40%	5.32%	9.76%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-8.12%	4.45%	10.84%
Service Class	-8.44%	4.17%	10.56%
Russell 3000 Index*	-5.24%	7.91%	13.18%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
MSCI ACWI ex USA	-14.20%	0.68%	6.57%
Custom MML Aggressive Allocation Index	-6.63%	5.81%	10.86%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with growth of capital through a “master feeder” relationship. (See page 50 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research), which has substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Master Growth Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund returned -0.65%, outperforming the -4.38% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund outperformed the -1.51% return of the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

In 2018, U.S. equities declined for the first calendar year since 2008, as concerns over trade conflicts, slowing global growth, and high valuations contributed to persistent volatility. In this environment, energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed better than defensive stocks, many companies’ share prices experienced wild swings throughout the year.

For the year ended December 31, 2018, Fund holdings in the information technology and consumer discretionary sectors boosted performance. Amazon (consumer discretionary) and ServiceNow (information technology) were among the Fund’s top contributors to returns, posting double-digit gains. Amazon (which focuses on e-commerce, cloud computing, and artificial intelligence) reported strong third-quarter earnings that beat analyst estimates, thanks to its cloud and advertising segments. ServiceNow, a cloud computing company, benefited from increased demand for its cloud services.

The Fund’s exposure to the energy sector detracted from full-year results, as oil prices plummeted on concerns of excess supply.

Capital Research’s outlook

Although U.S. economic growth remained strong, with gross domestic product (GDP) growing at an annualized pace of 3.4% in the third quarter, Fund management is keeping a close watch on the impact of interest rate hikes on economic activity and the outlook for U.S. corporate profit growth. Fund management continues to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in multiple economic environments.

14

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/18

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

15

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Service Class I	-0.65%	9.72%	14.22%
S&P 500 Index*	-4.38%	8.49%	13.12%
Russell 1000 Growth Index	-1.51%	10.40%	15.29%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

16

MML American Funds International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 50 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research), which has substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that Capital Research believes have the potential for growth. The Master International Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund returned -13.52%, outperforming the -14.20% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The Fund outperformed the -13.79% return of the MSCI EAFE Index, which measures the performance of the large- and mid-cap segments of developed markets, excluding U.S. and Canada equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, the Fund outperformed the benchmark. Global stocks, as measured by the benchmark, ended the year in negative territory, hindered by slowing economic growth, increased volatility, and higher interest rates in the U.S.

Ongoing turmoil over the United Kingdom’s Brexit strategy weighed on European stocks and a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging-market equities. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Cyclical stocks posted the biggest losses during the year, underscored by double-digit declines in the financials, industrials, and materials sectors. However, Fund holdings within the financials sector generated the highest relative returns for the Fund. Within the sector, HDFC Bank reported profit growth in the second quarter, and AIA Group, the largest publicly listed pan-Asian life insurance group, reported strong earnings for the first half of the year.

Fund holdings within the consumer staples sector detracted from the Fund’s relative performance. Most notably, British American Tobacco hindered performance amid pressure from competition and regulation.

Capital Research’s outlook

Fund management continues to monitor key indicators in developed countries as they seek the flexibility to pivot to areas of investment opportunity. These indicators range from wage growth and inflation dynamics to the impact of technology and demographics on productivity.

17

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/18

Mutual Funds	100.2%

Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

18

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI ACWI ex USA, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Service Class I	-13.52%	1.55%	7.19%
MSCI ACWI ex USA*	-14.20%	0.68%	6.57%
MSCI EAFE Index	-13.79%	0.53%	6.32%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA and the MSCI EAFE Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

19

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series® (the “American Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of domestic and international American Underlying Funds. As of the date of this report, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund returned -4.84%, underperforming the -4.38% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund outperformed the -14.20% return of the MSCI All Country World Index (ACWI) ex USA, which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The Fund underperformed the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Finally, the Fund’s -4.84% return underperformed the -3.55% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Bloomberg Barclays U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex USA (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

The American Funds Insurance Series – Bond Fund (the “Bond Fund”) underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) for the year, as rising yields made for mixed results across bond sectors and the 10-year U.S. Treasury yield rose 0.22%. The Federal Reserve Board (the Fed) hiked the federal funds target rate – the Fed’s overnight bank lending rate – four times in 2018 on the back of a strong labor market and solid economic growth. For the year ended December 31, 2018, bond investments across a mix of issuers and sectors exposed the Fund to idiosyncratic risks, and an underweight position, relative to the Index, in U.S. Treasuries detracted from results. The Bond Fund’s exposure to higher-yielding securities contributed to returns.

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) underperformed the benchmark in 2018, as domestic equities suffered their first full-year decline since 2008. Concerns over trade conflicts, slowing global growth, and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed better than defensive stocks, many companies’ share prices experienced wild swings throughout the year. For the year ended December 31, 2018, the Income and Growth Fund’s holdings in health care and industrials hampered performance, as did its investments within the less-cyclical consumer staples sector. In particular, tobacco companies were hurt by concerns about nicotine regulation in the U.S., as well as competition from

20

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

vaping and heat-not-burn products. The Income and Growth Fund’s performance was also hindered by its lower allocations to select domestic growth stocks. Stock selection in the materials sector marginally helped boost relative returns.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) outperformed the benchmark for the year. The Growth-Income Fund’s holdings in the consumer discretionary sector contributed the most to benchmark-relative returns. Among its investments in the consumer discretionary sector, Amazon reported strong third-quarter earnings that beat analyst estimates, thanks to its cloud and advertising segments. On the downside, the Growth-Income Fund’s holdings in the energy sector, such as EOG Resources and Schlumberger, detracted from full-year results, as oil prices plummeted on concerns of a glut in supply.

The American Funds Insurance Series – International Fund (the “International Fund”) outperformed the MSCI ACWI ex USA (the “MSCI Index”) for the year. Global stocks, as measured by the MSCI Index, ended the year in negative territory, hurt by slowing economic growth, increased volatility, and higher interest rates in the U.S. Ongoing turmoil over the United Kingdom’s Brexit strategy weighed on European stocks and a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging-market equities. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Cyclical stocks posted the biggest losses during the year, underscored by double-digit declines in the financials, industrials, and materials sectors. However, the International Fund’s holdings in the financials sector generated the highest relative returns. Within the sector, HDFC Bank reported profit growth in the second quarter, and AIA Group, the largest publicly listed pan-Asian life insurance group, reported strong earnings for the first half of the year. The International Fund’s holdings within the consumer staples sector hampered its full-year results. Most notably, British American Tobacco hindered performance amid pressure from competition and regulation.

Capital Research’s outlook

On the whole, Capital Research believes that the U.S. economy appears to be in good shape – and has the potential to grow at a moderate pace. The Fed is well ahead of its peers on its path to monetary policy normalization, which Fund management believes may help contribute to a more stable environment for interest rate hikes in 2019. Fund management is optimistic about total returns against such a backdrop and for investing in a spectrum of U.S. fixed-income securities. With respect to domestic equities, Fund management continues to favor more stable, high-dividend-paying companies that they believe have the potential to hold up better in weak markets, while providing consistent income.

On the international stage, Fund management continues to monitor key indicators in advanced countries as they seek the flexibility to pivot to areas of investment opportunity. These indicators range from wage growth and inflation dynamics to the impact of technology and demographics on productivity.

21

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/18

Equity Funds	63.5%
Fixed Income Funds	36.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

22

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the MSCI ACWI ex USA, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Custom MML Core Allocation Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Service Class I	-4.84%	4.95%	8.61%
S&P 500 Index*	-4.38%	8.49%	13.12%
MSCI ACWI ex USA	-14.20%	0.68%	6.57%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
Custom MML Core Allocation Index	-3.55%	5.74%	9.33%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI ACWI ex USA, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Custom MML Core Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

23

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 39.1%
MML Blue Chip Growth Fund, Initial Class (a)	591,764	$8,639,754
MML Equity Income Fund, Initial Class (a)	1,121,418	11,259,033
MML Equity Index Fund, Class III (a)	423,585	11,881,555
MML Focused Equity Fund, Class II (a)	452,043	2,409,391
MML Foreign Fund, Initial Class (a)	876,625	8,108,780
MML Fundamental Growth Fund, Class II (a)	667,641	6,255,798
MML Fundamental Value Fund, Class II (a)	687,802	8,514,994
MML Global Fund, Class I (a)	1,008,564	10,337,781
MML Income & Growth Fund, Initial Class (a)	1,440,426	12,229,220
MML International Equity Fund, Class II (a)	757,333	6,747,836
MML Large Cap Growth Fund, Initial Class (a)	268,525	2,599,324
MML Mid Cap Growth Fund, Initial Class (a)	486,261	6,778,479
MML Mid Cap Value Fund, Initial Class (a)	832,656	7,785,334
MML Small Cap Growth Equity Fund, Initial Class (a)	112,493	1,441,789
MML Small Company Value Fund, Class II (a)	263,619	3,653,765
MML Small/Mid Cap Value Fund, Initial Class (a)	157,604	1,673,757
MML Strategic Emerging Markets Fund, Class II (a)	49,456	500,495
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	35,609	2,444,532
Oppenheimer Global Fund/VA, Non-Service Shares (a)	158,291	6,015,043
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	2,799,131	26,563,757
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	2,584,425	5,246,382
Oppenheimer Main Street Fund/VA, Non-Service Shares (a)	156,697	4,201,052

		155,287,851

Fixed Income Funds — 61.0%
MML Dynamic Bond Fund, Class II (a)	6,559,519	63,036,979
MML High Yield Fund, Class II (a)	1,302,330	11,812,135

	Number of Shares	Value
MML Inflation-Protected and Income Fund, Initial Class (a)	1,698,449	$16,508,925
MML Managed Bond Fund, Initial Class (a)	6,641,562	79,263,697
MML Short-Duration Bond Fund, Class II (a)	2,095,159	20,092,579
MML Total Return Bond Fund, Class II (a)	5,058,351	51,392,846

		242,107,161

TOTAL MUTUAL FUNDS (Cost $426,960,872)		397,395,012

TOTAL LONG-TERM INVESTMENTS (Cost $426,960,872)		397,395,012

TOTAL INVESTMENTS — 100.1% (Cost $426,960,872) (b)		397,395,012

Other Assets/(Liabilities) — (0.1)%		(367,709)

NET ASSETS — 100.0%		$397,027,303

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

24

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 48.8%
MML Blue Chip Growth Fund, Initial Class (a)	980,796	$14,319,625
MML Equity Income Fund, Initial Class (a)	1,659,966	16,666,058
MML Equity Index Fund, Class III (a)	559,453	15,692,671
MML Focused Equity Fund, Class II (a)	504,233	2,687,561
MML Foreign Fund, Initial Class (a)	1,532,575	14,176,316
MML Fundamental Growth Fund, Class II (a)	991,405	9,289,466
MML Fundamental Value Fund, Class II (a)	1,222,513	15,134,714
MML Global Fund, Class I (a)	1,559,956	15,989,551
MML Income & Growth Fund, Initial Class (a)	2,056,291	17,457,908
MML International Equity Fund, Class II (a)	1,398,642	12,461,899
MML Large Cap Growth Fund, Initial Class (a)	614,785	5,951,119
MML Mid Cap Growth Fund, Initial Class (a)	898,344	12,522,921
MML Mid Cap Value Fund, Initial Class (a)	1,449,346	13,551,381
MML Small Cap Growth Equity Fund, Initial Class (a)	249,129	3,193,020
MML Small Company Value Fund, Class II (a)	404,658	5,608,566
MML Small/Mid Cap Value Fund, Initial Class (a)	334,063	3,547,754
MML Strategic Emerging Markets Fund, Class II (a)	59,347	600,594
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	63,076	4,330,133
Oppenheimer Global Fund/VA, Non-Service Shares (a)	232,307	8,827,673
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	3,817,702	36,229,988
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	5,458,097	11,079,936
Oppenheimer Main Street Fund/VA, Non-Service Shares (a)	309,515	8,298,100

		247,616,954

Fixed Income Funds — 51.3%
MML Dynamic Bond Fund, Class II (a)	6,633,988	63,752,628

	Number of Shares	Value
MML High Yield Fund, Class II (a)	1,481,538	$13,437,551
MML Inflation-Protected and Income Fund, Initial Class (a)	1,914,469	18,608,638
MML Managed Bond Fund, Initial Class (a)	7,240,997	86,417,649
MML Short-Duration Bond Fund, Class II (a)	2,488,666	23,866,311
MML Total Return Bond Fund, Class II (a)	5,330,667	54,159,581

		260,242,358

TOTAL MUTUAL FUNDS (Cost $552,858,810)		507,859,312

TOTAL LONG-TERM INVESTMENTS (Cost $552,858,810)		507,859,312

TOTAL INVESTMENTS — 100.1% (Cost $552,858,810) (b)		507,859,312

Other Assets/(Liabilities) — (0.1)%		(451,799)

NET ASSETS — 100.0%		$507,407,513

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 59.1%
MML Blue Chip Growth Fund, Initial Class (a)	4,746,218	$69,294,777
MML Equity Income Fund, Initial Class (a)	8,176,312	82,090,173
MML Equity Index Fund, Class III (a)	2,729,938	76,574,751
MML Focused Equity Fund, Class II (a)	3,937,331	20,985,975
MML Foreign Fund, Initial Class (a)	7,368,538	68,158,972
MML Fundamental Growth Fund, Class II (a)	4,274,213	40,049,374
MML Fundamental Value Fund, Class II (a)	5,834,021	72,225,183
MML Global Fund, Class I (a)	7,186,853	73,665,241
MML Income & Growth Fund, Initial Class (a)	9,589,024	81,410,810
MML International Equity Fund, Class II (a)	7,392,388	65,866,175
MML Large Cap Growth Fund, Initial Class (a)	2,282,303	22,092,695
MML Mid Cap Growth Fund, Initial Class (a)	4,907,136	68,405,477
MML Mid Cap Value Fund, Initial Class (a)	7,393,216	69,126,568
MML Small Cap Growth Equity Fund, Initial Class (a)	1,003,383	12,860,106
MML Small Company Value Fund, Class II (a)	2,008,483	27,837,569
MML Small/Mid Cap Value Fund, Initial Class (a)	2,088,260	22,177,322
MML Strategic Emerging Markets Fund, Class II (a)	5,227,340	52,900,676
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	330,447	22,685,185
Oppenheimer Global Fund/VA, Non-Service Shares (a)	991,201	37,665,635
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	16,694,106	158,427,061
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	17,397,621	35,317,171
Oppenheimer Main Street Fund/VA, Non-Service Shares (a)	957,638	25,674,274

		1,205,491,170

	Number of Shares	Value
Fixed Income Funds — 41.0%
MML Dynamic Bond Fund, Class II (a)	21,833,522	$209,820,148
MML High Yield Fund, Class II (a)	4,693,484	42,569,900
MML Inflation-Protected and Income Fund, Initial Class (a)	6,453,760	62,730,545
MML Managed Bond Fund, Initial Class (a)	21,942,305	261,870,348
MML Short-Duration Bond Fund, Class II (a)	8,773,364	84,136,565
MML Total Return Bond Fund, Class II (a)	17,228,580	175,042,376

		836,169,882

TOTAL MUTUAL FUNDS (Cost $2,237,529,423)		2,041,661,052

TOTAL LONG-TERM INVESTMENTS (Cost $2,237,529,423)		2,041,661,052

TOTAL INVESTMENTS — 100.1% (Cost $2,237,529,423) (b)		2,041,661,052

Other Assets/(Liabilities) — (0.1)%		(1,726,529)

NET ASSETS — 100.0%		$2,039,934,523

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 74.4%
MML Blue Chip Growth Fund, Initial Class (a)	4,234,287	$61,820,595
MML Equity Income Fund, Initial Class (a)	7,318,164	73,474,363
MML Equity Index Fund, Class III (a)	2,464,377	69,125,769
MML Focused Equity Fund, Class II (a)	3,602,548	19,201,581
MML Foreign Fund, Initial Class (a)	6,802,602	62,924,066
MML Fundamental Growth Fund, Class II (a)	3,288,727	30,815,375
MML Fundamental Value Fund, Class II (a)	5,239,977	64,870,915
MML Global Fund, Class I (a)	6,546,281	67,099,378
MML Income & Growth Fund, Initial Class (a)	8,674,465	73,646,206
MML International Equity Fund, Class II (a)	6,885,828	61,352,726
MML Large Cap Growth Fund, Initial Class (a)	2,149,863	20,810,674
MML Mid Cap Growth Fund, Initial Class (a)	4,700,509	65,525,098
MML Mid Cap Value Fund, Initial Class (a)	6,916,903	64,673,041
MML Small Cap Growth Equity Fund, Initial Class (a)	927,630	11,889,198
MML Small Company Value Fund, Class II (a)	1,919,528	26,604,654
MML Small/Mid Cap Value Fund, Initial Class (a)	2,051,317	21,784,982
MML Strategic Emerging Markets Fund, Class II (a)	5,082,566	51,435,567
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	292,360	20,070,503
Oppenheimer Global Fund/VA, Non-Service Shares (a)	846,330	32,160,543
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	13,055,229	123,894,119
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	15,714,158	31,899,741
Oppenheimer Main Street Fund/VA, Non-Service Shares (a)	918,499	24,624,971

		1,079,704,065

	Number of Shares	Value
Fixed Income Funds — 25.7%
MML Dynamic Bond Fund, Class II (a)	8,478,825	$81,481,511
MML High Yield Fund, Class II (a)	1,284,053	11,646,363
MML Inflation-Protected and Income Fund, Initial Class (a)	5,949,770	57,831,762
MML Managed Bond Fund, Initial Class (a)	9,199,247	109,788,382
MML Short-Duration Bond Fund, Class II (a)	4,334,342	41,566,339
MML Total Return Bond Fund, Class II (a)	7,002,234	71,142,702

		373,457,059

TOTAL MUTUAL FUNDS (Cost $1,600,256,773)		1,453,161,124

TOTAL LONG-TERM INVESTMENTS (Cost $1,600,256,773)		1,453,161,124

TOTAL INVESTMENTS — 100.1% (Cost $1,600,256,773) (b)		1,453,161,124

Other Assets/(Liabilities) — (0.1)%		(1,076,506)

NET ASSETS — 100.0%		$1,452,084,618

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 90.2%
MML Blue Chip Growth Fund, Initial Class (a)	513,193	$7,492,621
MML Equity Income Fund, Initial Class (a)	810,531	8,137,735
MML Equity Index Fund, Class III (a)	231,443	6,491,985
MML Focused Equity Fund, Class II (a)	554,290	2,954,365
MML Foreign Fund, Initial Class (a)	766,198	7,087,331
MML Fundamental Growth Fund, Class II (a)	387,536	3,631,211
MML Fundamental Value Fund, Class II (a)	616,944	7,637,762
MML Global Fund, Class I (a)	764,937	7,840,600
MML Income & Growth Fund, Initial Class (a)	939,311	7,974,747
MML International Equity Fund, Class II (a)	912,930	8,134,205
MML Large Cap Growth Fund, Initial Class (a)	286,153	2,769,962
MML Mid Cap Growth Fund, Initial Class (a)	575,661	8,024,717
MML Mid Cap Value Fund, Initial Class (a)	803,013	7,508,175
MML Small Cap Growth Equity Fund, Initial Class (a)	108,412	1,389,492
MML Small Company Value Fund, Class II (a)	236,268	3,274,681
MML Small/Mid Cap Value Fund, Initial Class (a)	228,601	2,427,738
MML Strategic Emerging Markets Fund, Class II (a)	668,050	6,760,669
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	37,169	2,551,637
Oppenheimer Global Fund/VA, Non-Service Shares (a)	88,999	3,381,972
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	1,348,186	12,794,289
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	1,787,030	3,627,672
Oppenheimer Main Street Fund/VA, Non-Service Shares (a)	141,339	3,789,298

		125,682,864

Fixed Income Funds — 9.9%
MML Dynamic Bond Fund, Class II (a)	219,584	2,110,207

	Number of Shares	Value
MML Inflation-Protected and Income Fund, Initial Class (a)	376,392	$3,658,525
MML Managed Bond Fund, Initial Class (a)	275,857	3,292,209
MML Short-Duration Bond Fund, Class II (a)	304,947	2,924,442
MML Total Return Bond Fund, Class II (a)	185,344	1,883,099

		13,868,482

TOTAL MUTUAL FUNDS (Cost $157,195,791)		139,551,346

TOTAL LONG-TERM INVESTMENTS (Cost $157,195,791)		139,551,346

TOTAL INVESTMENTS — 100.1% (Cost $157,195,791) (b)		139,551,346

Other Assets/(Liabilities) — (0.1)%		(144,008)

NET ASSETS — 100.0%		$139,407,338

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Growth Fund, Class 1	2,324,067	$162,591,713

TOTAL MUTUAL FUNDS (Cost $164,690,451)		162,591,713

TOTAL LONG-TERM INVESTMENTS (Cost $164,690,451)		162,591,713

TOTAL INVESTMENTS — 100.1% (Cost $164,690,451) (a)		162,591,713

Other Assets/(Liabilities) — (0.1)%		(231,829)

NET ASSETS — 100.0%		$162,359,884

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds International Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 100.2%
American Funds International Fund, Class 1	3,216,782	$56,808,366

TOTAL MUTUAL FUNDS (Cost $59,951,316)		56,808,366

TOTAL LONG-TERM INVESTMENTS (Cost $59,951,316)		56,808,366

TOTAL INVESTMENTS — 100.2% (Cost $59,951,316) (a)		56,808,366

Other Assets/(Liabilities) — (0.2)%		(96,119)

NET ASSETS — 100.0%		$56,712,247

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML American Funds Core Allocation Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 63.5%
American Funds Blue Chip Income and Growth Fund, Class 1	18,852,146	$233,389,568
American Funds Growth-Income Fund, Class 1	5,553,347	252,066,409
American Funds International Fund, Class 1	6,921,033	122,225,446

		607,681,423

Fixed Income Funds — 36.6%
American Funds Bond Fund, Class 1	33,386,669	349,558,423

TOTAL MUTUAL FUNDS (Cost $1,012,508,598)		957,239,846

TOTAL LONG-TERM INVESTMENTS (Cost $1,012,508,598)		957,239,846

TOTAL INVESTMENTS — 100.1% (Cost $1,012,508,598) (a)		957,239,846

Other Assets/(Liabilities) — (0.1)%		(1,188,803)

NET ASSETS — 100.0%		$956,051,043

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2018

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value — affiliated issuers (Note 2 & 7) (b)	397,395,012	507,859,312

Total investments	397,395,012	507,859,312

Cash	-	-
Receivables from:
Investments sold	514,112	425,398
Investment adviser (Note 3)	-	-
Fund shares sold	240,337	112,491

Total assets	398,149,461	508,397,201

Liabilities:
Payables for:
Investments purchased	-	-
Fund shares repurchased	759,377	544,141
Trustees’ fees and expenses (Note 3)	64,956	79,467
Affiliates (Note 3):
Investment advisory fees	34,124	43,510
Administration fees	-	-
Service fees	205,142	262,677
Accrued expense and other liabilities	58,559	59,893

Total liabilities	1,122,158	989,688

Net assets	$397,027,303	$507,407,513

Net assets consist of:
Paid-in capital	$408,989,868	$522,701,088
Accumulated Gain (Loss)	(11,962,565)	(15,293,575)

Net assets	$397,027,303	$507,407,513

(a) Cost of investments — unaffiliated issuers:	$-	$-
(b) Cost of investments — affiliated issuers:	$426,960,872	$552,858,810

The accompanying notes are an integral part of the financial statements.

32

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$162,591,713	$56,808,366	$957,239,846
2,041,661,052	1,453,161,124	139,551,346	-	-	-

2,041,661,052	1,453,161,124	139,551,346	162,591,713	56,808,366	957,239,846

-	-	-	-	-	6

1,050,293	525,957	-	-	-	403,658
-	-	-	-	6,065	-
289,929	60,385	28,271	1,801,945	1,393,458	121,101

2,043,001,274	1,453,747,466	139,579,617	164,393,658	58,207,889	957,764,611

-	-	15,435	1,801,022	1,392,699	-
1,365,068	604,069	14,691	9,822	3,320	538,238
295,198	238,967	17,649	18,105	8,235	117,057

176,539	125,974	12,026	20,902	7,150	160,603
-	-	-	34,837	11,916	206,683
1,150,298	621,403	55,964	109,900	37,344	647,489
79,648	72,435	56,514	39,186	34,978	43,498

3,066,751	1,662,848	172,279	2,033,774	1,495,642	1,713,568

$2,039,934,523	$1,452,084,618	$139,407,338	$162,359,884	$56,712,247	$956,051,043

$2,083,003,805	$1,453,593,145	$142,873,548	$140,372,179	$55,151,592	$919,120,315
(43,069,282)	(1,508,527)	(3,466,210)	21,987,705	1,560,655	36,930,728

$2,039,934,523	$1,452,084,618	$139,407,338	$162,359,884	$56,712,247	$956,051,043

$-	$-	$-	$164,690,451	$59,951,316	$1,012,508,598
$2,237,529,423	$1,600,256,773	$157,195,791	$-	$-	$-

33

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2018

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$90,797,421	$116,177,073

Shares outstanding (a)	9,838,336	12,743,879

Net asset value, offering price and redemption price per share	$9.23	$9.12

Service Class shares:
Net assets	$306,229,882	$391,230,440

Shares outstanding (a)	33,532,959	43,313,145

Net asset value, offering price and redemption price per share	$9.13	$9.03

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

34

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$349,719,451	$536,766,846	$56,195,079	$-	$-	$-

36,010,229	64,262,009	6,110,330	-	-	-

$9.71	$8.35	$9.20	$-	$-	$-

$1,690,215,072	$915,317,772	$83,212,259	$-	$-	$-

176,031,988	110,539,538	9,181,923	-	-	-

$9.60	$8.28	$9.06	$-	$-	$-

$-	$-	$-	$162,359,884	$56,712,247	$956,051,043

-	-	-	12,779,350	6,256,063	87,089,093

$-	$-	$-	$12.70	$9.07	$10.98

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2018

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$-	$-
Dividends — affiliated issuers (Note 7)	10,355,788	12,125,825
Interest	-	-

Total investment income	10,355,788	12,125,825

Expenses (Note 3):
Investment advisory fees	445,740	569,082
Custody fees	23,214	23,223
Audit fees	31,558	31,652
Legal fees	11,894	15,141
Proxy fees	1,293	1,293
Shareholder reporting fees	13,849	16,252
Trustees’ fees	26,635	33,975

	554,183	690,618
Administration fees:
Service Class I	-	-
Service fees:
Service Class	859,603	1,091,648
Service Class I	-	-

Total expenses	1,413,786	1,782,266
Expenses waived (Note 3):
Service Class I fees reimbursed by adviser	-	-

Net expenses:	1,413,786	1,782,266

Net investment income (loss)	8,942,002	10,343,559

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers (Note 7)	(1,704,469)	(2,695,282)
Realized gain distributions — unaffiliated issuers	-	-
Realized gain distributions — affiliated issuers (Note 7)	16,355,071	25,961,757

Net realized gain (loss)	14,650,602	23,266,475

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers (Note 7)	(38,676,162)	(58,352,656)

Net change in unrealized appreciation (depreciation)	(38,676,162)	(58,352,656)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(24,025,560)	(35,086,181)

Net increase (decrease) in net assets resulting from operations	$(15,083,558)	$(24,742,622)

The accompanying notes are an integral part of the financial statements.

36

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$1,222,766	$1,224,863	$22,531,468
44,302,170	26,173,938	1,949,505	-	-	-
-	-	-	-	-	72

44,302,170	26,173,938	1,949,505	1,222,766	1,224,863	22,531,540

2,322,866	1,648,404	154,083	264,129	94,927	2,048,863
24,191	24,228	24,228	2,215	2,215	6,671
33,026	32,498	31,327	31,346	31,168	32,037
61,890	43,716	4,049	11,433	5,065	29,512
1,293	1,293	1,293	1,293	1,293	1,293
48,562	36,208	8,655	10,039	7,474	22,048
138,538	98,290	9,153	10,507	3,781	63,382

2,630,366	1,884,637	232,788	330,962	145,923	2,203,806

-	-	-	440,215	158,212	2,659,090

4,819,409	2,586,336	225,013	-	-	-
-	-	-	440,215	158,212	2,659,090

7,449,775	4,470,973	457,801	1,211,392	462,347	7,521,986

-	-	-	-	(19,354)	-

7,449,775	4,470,973	457,801	1,211,392	442,993	7,521,986

36,852,395	21,702,965	1,491,704	11,374	781,870	15,009,554

-	-	-	6,670,701	950,759	30,963,928
(2,158,781)	16,457,831	833,897	-	-	-
-	-	-	17,418,686	3,016,061	46,324,879
128,916,616	114,288,144	13,309,454	-	-	-

126,757,835	130,745,975	14,143,351	24,089,387	3,966,820	77,288,807

-	-	-	(24,719,323)	(13,493,195)	(140,549,710)
(286,045,480)	(260,669,321)	(28,171,514)	-	-	-

(286,045,480)	(260,669,321)	(28,171,514)	(24,719,323)	(13,493,195)	(140,549,710)

(159,287,645)	(129,923,346)	(14,028,163)	(629,936)	(9,526,375)	(63,260,903)

$(122,435,250)	$(108,220,381)	$(12,536,459)	$(618,562)	$(8,744,505)	$(48,251,349)

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,942,002	$9,690,939
Net realized gain (loss)	14,650,602	8,140,970
Net change in unrealized appreciation (depreciation)	(38,676,162)	24,561,837

Net increase (decrease) in net assets resulting from operations	(15,083,558)	42,393,746

Distributions to shareholders (Note 2):
Initial Class	(4,578,931)	(5,675,530)*
Service Class	(14,533,651)	(18,039,455)*

Total distributions	(19,112,582)	(23,714,985)

Net fund share transactions (Note 5):
Initial Class	(8,677,685)	(10,157,811)
Service Class	(36,235,951)	(9,736,334)

Increase (decrease) in net assets from fund share transactions	(44,913,636)	(19,894,145)

Total increase (decrease) in net assets	(79,109,776)	(1,215,384)
Net assets*
Beginning of year	476,137,079	477,352,463

End of year	$397,027,303	$476,137,079

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

38

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$10,343,559	$11,133,150	$36,852,395	$40,088,892	$21,702,965	$22,982,948
23,266,475	20,711,594	126,757,835	105,205,677	130,745,975	105,441,880
(58,352,656)	30,903,077	(286,045,480)	153,753,242	(260,669,321)	117,606,564

(24,742,622)	62,747,821	(122,435,250)	299,047,811	(108,220,381)	246,031,392

(8,016,875)	(8,430,852)*	(26,266,683)	(27,061,575)*	(49,457,550)	(52,625,520	)*
(25,727,972)	(26,996,788)*	(124,671,100)	(128,725,025)*	(81,733,948)	(85,130,486	)*

(33,744,847)	(35,427,640)	(150,937,783)	(155,786,600)	(131,191,498)	(137,756,006)

(10,129,837)	(1,415,170)	(21,673,573)	(19,031,337)	(22,368,057)	(442,345)
(23,329,001)	(263,281)	(129,890,525)	(40,068,539)	(14,476,181)	11,701,041

(33,458,838)	(1,678,451)	(151,564,098)	(59,099,876)	(36,844,238)	11,258,696

(91,946,307)	25,641,730	(424,937,131)	84,161,335	(276,256,117)	119,534,082

599,353,820	573,712,090	2,464,871,654	2,380,710,319	1,728,340,735	1,608,806,653

$507,407,513	$599,353,820	$2,039,934,523	$2,464,871,654	$1,452,084,618	$1,728,340,735

39

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,491,704	$1,537,148
Net realized gain (loss)	14,143,351	7,674,076
Net change in unrealized appreciation (depreciation)	(28,171,514)	15,652,492

Net increase (decrease) in net assets resulting from operations	(12,536,459)	24,863,716

Distributions to shareholders (Note 2):
Initial Class	(4,023,507)	(4,398,813	)*
Service Class	(5,643,220)	(5,976,807	)*
Service Class I	-	-

Total distributions	(9,666,727)	(10,375,620)

Net fund share transactions (Note 5):
Initial Class	(1,349,671)	1,722,871
Service Class	6,197,083	8,497,216
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	4,847,412	10,220,087

Total increase (decrease) in net assets	(17,355,774)	24,708,183
Net assets*
Beginning of year	156,763,112	132,054,929

End of year	$139,407,338	$156,763,112

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

40

MML American Funds Growth Fund			MML American Funds International Fund			MML American Funds Core Allocation Fund
Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017

$11,374	$110,310		$781,870	$496,676		$15,009,554	$12,957,792
24,089,387	20,411,936		3,966,820	2,109,074		77,288,807	78,116,274
(24,719,323)	17,691,154		(13,493,195)	14,131,377		(140,549,710)	51,746,035

(618,562)	38,213,400		(8,744,505)	16,737,127		(48,251,349)	142,820,101

-	-		-	-		-	-
-	-		-	-		-	-
(20,518,506)	(14,706,856	)*	(2,601,370)	(5,667,785	)*	(91,047,579)	(85,660,450	)*

(20,518,506)	(14,706,856)		(2,601,370)	(5,667,785)		(91,047,579)	(85,660,450)

-	-		-	-		-	-
-	-		-	-		-	-
11,600,753	8,548,926		1,126,970	1,889,945		1,076,141	95,664,276

11,600,753	8,548,926		1,126,970	1,889,945		1,076,141	95,664,276

(9,536,315)	32,055,470		(10,218,905)	12,959,287		(138,222,787)	152,823,927

171,896,199	139,840,729		66,931,152	53,971,865		1,094,273,830	941,449,903

$162,359,884	$171,896,199		$56,712,247	$66,931,152		$956,051,043	$1,094,273,830

41

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$10.01	$0.22	$(0.55)	$(0.33)	$(0.25)	$(0.20)	$(0.45)	$9.23	(3.50%	)	$90,797	0.12%	2.22%
12/31/17	9.63	0.22	0.70	0.92	(0.23)	(0.31)	(0.54)	10.01	9.62%		107,294	0.12%	2.23%
12/31/16	9.83	0.20	0.37	0.57	(0.24)	(0.53)	(0.77)	9.63	5.78%		112,989	0.12%	2.01%
12/31/15	10.94	0.21	(0.25)	(0.04)	(0.32)	(0.75)	(1.07)	9.83	(0.38%	)	117,636	0.12%	1.96%
12/31/14	11.40	0.25	0.33	0.58	(0.29)	(0.75)	(1.04)	10.94	5.13%		131,214	0.13%	2.22%
Service Class
12/31/18	$9.90	$0.19	$(0.53)	$(0.34)	$(0.23)	$(0.20)	$(0.43)	$9.13	(3.70%	)	$306,230	0.37%	1.94%
12/31/17	9.53	0.20	0.68	0.88	(0.20)	(0.31)	(0.51)	9.90	9.33%		368,843	0.37%	2.00%
12/31/16	9.74	0.18	0.35	0.53	(0.21)	(0.53)	(0.74)	9.53	5.48%		364,364	0.37%	1.80%
12/31/15	10.85	0.19	(0.26)	(0.07)	(0.29)	(0.75)	(1.04)	9.74	(0.63%	)	338,677	0.37%	1.76%
12/31/14	11.32	0.23	0.31	0.54	(0.26)	(0.75)	(1.01)	10.85	4.83%		342,234	0.38%	2.01%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate[x]	18%	14%	24%	29%	33%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

42

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$10.16	$0.20	$(0.61)	$(0.41)	$(0.24)	$(0.39)	$(0.63)	$9.12	(4.47%	)	$116,177	0.12%	2.00%
12/31/17	9.70	0.21	0.88	1.09	(0.20)	(0.43)	(0.63)	10.16	11.48%		139,773	0.12%	2.06%
12/31/16	10.05	0.18	0.43	0.61	(0.24)	(0.72)	(0.96)	9.70	6.15%		134,716	0.12%	1.84%
12/31/15	11.23	0.19	(0.23)	(0.04)	(0.31)	(0.83)	(1.14)	10.05	(0.36%	)	144,084	0.12%	1.77%
12/31/14	11.58	0.24	0.38	0.62	(0.25)	(0.72)	(0.97)	11.23	5.35%		167,530	0.12%	2.05%
Service Class
12/31/18	$10.07	$0.17	$(0.61)	$(0.44)	$(0.21)	$(0.39)	$(0.60)	$9.03	(4.76%	)	$391,230	0.37%	1.76%
12/31/17	9.62	0.18	0.88	1.06	(0.18)	(0.43)	(0.61)	10.07	11.21%		459,581	0.37%	1.82%
12/31/16	9.98	0.16	0.42	0.58	(0.22)	(0.72)	(0.94)	9.62	5.82%		438,996	0.37%	1.62%
12/31/15	11.16	0.17	(0.23)	(0.06)	(0.29)	(0.83)	(1.12)	9.98	(0.61%	)	427,682	0.37%	1.56%
12/31/14	11.52	0.21	0.37	0.58	(0.22)	(0.72)	(0.94)	11.16	5.07%		430,872	0.37%	1.81%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate[x]	17%	15%	18%	26%	23%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

43

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$11.00	$0.19	$(0.73)	$(0.54)	$(0.24)	$(0.51)	$(0.75)	$9.71	(5.48%	)	$349,719	0.11%	1.79%
12/31/17	10.38	0.20	1.15	1.35	(0.20)	(0.53)	(0.73)	11.00	13.33%		417,670	0.11%	1.84%
12/31/16	10.66	0.18	0.54	0.72	(0.23)	(0.77)	(1.00)	10.38	6.89%		411,730	0.11%	1.69%
12/31/15	11.83	0.18	(0.26)	(0.08)	(0.28)	(0.81)	(1.09)	10.66	(0.64%	)	416,556	0.11%	1.59%
12/31/14	12.10	0.21	0.47	0.68	(0.21)	(0.74)	(0.95)	11.83	5.61%		465,943	0.11%	1.76%
Service Class
12/31/18	$10.88	$0.16	$(0.72)	$(0.56)	$(0.21)	$(0.51)	$(0.72)	$9.60	(5.70%	)	$1,690,215	0.36%	1.54%
12/31/17	10.28	0.17	1.14	1.31	(0.18)	(0.53)	(0.71)	10.88	12.99%		2,047,202	0.36%	1.60%
12/31/16	10.57	0.15	0.53	0.68	(0.20)	(0.77)	(0.97)	10.28	6.59%		1,968,981	0.36%	1.45%
12/31/15	11.74	0.16	(0.26)	(0.10)	(0.26)	(0.81)	(1.07)	10.57	(0.86%	)	1,922,174	0.36%	1.38%
12/31/14	12.02	0.19	0.46	0.65	(0.19)	(0.74)	(0.93)	11.74	5.37%		1,790,903	0.36%	1.55%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate[x]	15%	13%	14%	19%	19%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$9.75	$0.14	$(0.73)	$(0.59)	$(0.18)	$(0.63)	$(0.81)	$8.35	(6.90%	)	$536,767	0.11%	1.47%
12/31/17	9.16	0.15	1.28	1.43	(0.15)	(0.69)	(0.84)	9.75	16.07%		647,613	0.11%	1.53%
12/31/16	9.69	0.13	0.58	0.71	(0.19)	(1.05)	(1.24)	9.16	7.57%		607,088	0.11%	1.38%
12/31/15	11.28	0.13	(0.21)	(0.08)	(0.28)	(1.23)	(1.51)	9.69	(0.71%	)	605,993	0.11%	1.22%
12/31/14	11.80	0.16	0.52	0.68	(0.19)	(1.01)	(1.20)	11.28	5.77%		660,986	0.11%	1.39%
Service Class
12/31/18	$9.67	$0.12	$(0.73)	$(0.61)	$(0.15)	$(0.63)	$(0.78)	$8.28	(7.10%	)	$915,318	0.36%	1.22%
12/31/17	9.09	0.12	1.28	1.40	(0.13)	(0.69)	(0.82)	9.67	15.81%		1,080,728	0.36%	1.27%
12/31/16	9.63	0.11	0.56	0.67	(0.16)	(1.05)	(1.21)	9.09	7.23%		1,001,718	0.36%	1.13%
12/31/15	11.22	0.11	(0.22)	(0.11)	(0.25)	(1.23)	(1.48)	9.63	(0.97%	)	1,003,111	0.36%	0.98%
12/31/14	11.74	0.13	0.52	0.65	(0.16)	(1.01)	(1.17)	11.22	5.56%		1,034,580	0.36%	1.14%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate[x]	17%	16%	17%	22%	25%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$10.68	$0.12	$(0.90)	$(0.78)	$(0.15)	$(0.55)	$(0.70)	$9.20	(8.12%	)	$56,195	0.15%	1.10%
12/31/17	9.67	0.12	1.65	1.77	(0.12)	(0.64)	(0.76)	10.68	18.77%		66,517	0.15%	1.17%
12/31/16	10.10	0.11	0.72	0.83	(0.16)	(1.10)	(1.26)	9.67	8.54%		58,438	0.15%	1.09%
12/31/15	11.86	0.10	(0.20)	(0.10)	(0.25)	(1.41)	(1.66)	10.10	(0.84%	)	55,420	0.16%	0.92%
12/31/14	12.38	0.12	0.60	0.72	(0.14)	(1.10)	(1.24)	11.86	5.85%		57,996	0.17%	0.98%
Service Class
12/31/18	$10.54	$0.09	$(0.90)	$(0.81)	$(0.12)	$(0.55)	$(0.67)	$9.06	(8.44%	)	$83,212	0.40%	0.87%
12/31/17	9.56	0.10	1.62	1.72	(0.10)	(0.64)	(0.74)	10.54	18.44%		90,246	0.40%	0.95%
12/31/16	10.00	0.08	0.72	0.80	(0.14)	(1.10)	(1.24)	9.56	8.28%		73,617	0.40%	0.84%
12/31/15	11.76	0.08	(0.21)	(0.13)	(0.22)	(1.41)	(1.63)	10.00	(1.07%	)	67,973	0.41%	0.69%
12/31/14	12.29	0.09	0.59	0.68	(0.11)	(1.10)	(1.21)	11.76	5.61%		62,711	0.42%	0.77%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate[x]	19%	20%	19%	22%	31%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]		Net investment income (loss) to average daily net assets
Service Class I
12/31/18	$14.37	$0.00	[d]	$0.15	$0.15	$(0.04)	$(1.78)	$(1.82)	$12.70	(0.73%	)	$162,360	0.69%	0.69%	[l]	0.01%
12/31/17	12.37	0.01		3.31	3.32	(0.04)	(1.28)	(1.32)	14.37	27.78%		171,896	0.68%	0.68%	[l]	0.07%
12/31/16	14.53	0.05		1.16	1.21	(0.03)	(3.34)	(3.37)	12.37	9.00%		139,841	0.69%	0.69%	[l]	0.37%
12/31/15	14.67	0.03		0.84	0.87	(0.10)	(0.91)	(1.01)	14.53	6.41%		127,667	0.69%	0.69%[l]		0.22%
12/31/14	14.14	0.12		1.00	1.12	(0.06)	(0.53)	(0.59)	14.67	7.99%		111,927	0.70%	0.70%	[l]	0.83%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate[x]	12%	11%	8%	7%	4%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/18	$10.93	$0.13	$(1.55)	$(1.42)	$(0.09)	$(0.35)	$(0.44)	$9.07	(13.52%	)	$56,712	0.73%	0.70%	1.24%
12/31/17	9.12	0.08	2.73	2.81	(0.09)	(0.91)	(1.00)	10.93	31.65%		66,931	0.72%	0.70%	0.80%
12/31/16	9.63	0.09	0.21	0.30	(0.11)	(0.70)	(0.81)	9.12	2.97%		53,972	0.72%	0.70%	0.94%
12/31/15	10.48	0.12	(0.63)	(0.51)	(0.10)	(0.24)	(0.34)	9.63	(4.93%	)	55,589	0.72%	0.70%	1.14%
12/31/14	11.27	0.11	(0.43)	(0.32)	(0.10)	(0.37)	(0.47)	10.48	(3.09%	)	51,341	0.73%	0.70%	1.02%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate[x]	11%	9%	12%	4%	6%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Service Class I
12/31/18	$12.60	$0.17	$(0.69)	$(0.52)	$(0.22)	$(0.88)	$(1.10)	$10.98	(4.84%	)	$956,051	0.71%	1.41%
12/31/17	11.94	0.16	1.56	1.72	(0.18)	(0.88)	(1.06)	12.60	14.94%		1,094,274	0.71%	1.25%
12/31/16	12.08	0.16	0.92	1.08	(0.24)	(0.98)	(1.22)	11.94	8.97%		941,450	0.71%	1.29%
12/31/15	12.72	0.16	(0.31)	(0.15)	(0.17)	(0.32)	(0.49)	12.08	(1.12%	)	813,103	0.71%	1.28%
12/31/14	12.28	0.21	0.78	0.99	(0.13)	(0.42)	(0.55)	12.72	8.05%		696,608	0.72%	1.71%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate[x]	15%	16%	7%	3%	3%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

49

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds® Growth Fund (“MML American Funds Growth Fund”)

MML American Funds® International Fund (“MML American Funds International Fund”)

MML American Funds Core Allocation Fund (“MML American Funds Core Allocation Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets in shares of series of the Trust and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual), Oppenheimer Funds (advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority-owned, indirect subsidiary of MassMutual), and non-affiliated funds (together, the “MML Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable MML Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

MML American Funds Growth Fund and MML American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class  1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2018, the MML American Funds Growth Fund and MML American Funds International Fund owned 69% and 63% of the Growth and International Master Funds, respectively. The MML American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company (together, the “American Underlying Funds” and collectively with the MML Underlying Funds, the “Underlying Funds”).

The SEC file number for the American Funds Insurance Series is 811-03857. Additional information related to the Master Funds’ and American Underlying Funds’ financial reports can be located on the SEC’s EDGAR database on its website at http://www.sec.gov.

50

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

New Disclosure Requirements

Pursuant to amendments to certain disclosure requirements in Regulation S-X adopted by the SEC, the presentation of certain disclosures within the Statements of Assets and Liabilities and the Statements of Changes in Net Assets have been conformed to meet these new requirements. There is no longer a requirement to present the components of distributable earnings on the Statements of Assets and Liabilities. Adjustments to the Statements of Changes in Net Assets include updates to prior year distributions to shareholders, distributions in excess of net investment income, and undistributed net investment income.

The following is a summary of the previously disclosed amounts, as reported at December 31, 2017:

	Conservative Allocation Fund	Balanced Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Distributions to shareholders
From net investment income:
Initial Class	$(2,403,173)	$(2,662,293)	$(7,462,860)	$(9,408,950)
Service Class	(7,118,539)	(7,790,707)	(31,997,619)	(13,200,957)

Total distributions from net investment income	(9,521,712)	(10,453,000)	(39,460,479)	(22,609,907)

From net realized gains:
Initial Class	(3,272,357)	(5,768,559)	(19,598,715)	(43,216,570)
Service Class	(10,920,916)	(19,206,081)	(96,727,406)	(71,929,529)

Total distributions from net realized gains	(14,193,273)	(24,974,640)	(116,326,121)	(115,146,099)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$10,268,085	$11,989,816	$44,411,862	$26,448,630

	Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund
Distributions to shareholders
From net investment income:
Initial Class	$(703,424)	$-	$-	$-
Service Class	(810,785)	-	-	-
Service Class I	-	(471,539)	(507,482)	(14,606,463)

Total distributions from net investment income	(1,514,209)	(471,539)	(507,482)	(14,606,463)

From net realized gains:
Initial Class	(3,695,389)	-	-	-
Service Class	(5,166,022)	-	-	-
Service Class I	-	(14,235,317)	(5,160,303)	(71,053,987)

Total distributions from net realized gains	(8,861,411)	(14,235,317)	(5,160,303)	(71,053,987)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$1,903,413	$476,348	$512,758	$18,092,335

51

Notes to Financial Statements (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund or Master Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Master Fund or Underlying Funds. Shares of the Master Fund and Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds and Master Funds, as applicable, explain the valuation methods for the Underlying Funds and Master Funds, including the circumstances under which the Underlying Funds or Master Funds, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of December 31, 2018. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2018. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a

52

Notes to Financial Statements (Continued)

dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds or Master Funds. Because the Underlying Funds have varied expense and fee levels, and the Allocation Funds and MML American Funds Core Allocation Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each of the Allocation Funds and MML American Funds Core Allocation Fund will vary.

Foreign Securities

Certain Underlying Funds or Master Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing

53

Notes to Financial Statements (Continued)

investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Conservative Allocation Fund	0.10%
Balanced Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Growth Allocation Fund	0.10%
Aggressive Allocation Fund	0.10%
MML American Funds Growth Fund	0.15% on the first $500 million; and
0.125% on any excess over $500 million
MML American Funds International Fund	0.15% on the first $500 million; and
0.125% on any excess over $500 million
MML American Funds Core Allocation Fund	0.20% on the first $750 million; and
0.175% on any excess over $750 million

Administration Fees

For the MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
MML American Funds Growth Fund	0.25%
MML American Funds International Fund	0.25%
MML American Funds Core Allocation Fund	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Master Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or

54

Notes to Financial Statements (Continued)

unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Service Class I
MML American Funds Growth Fund*	0.70%
MML American Funds International Fund*	0.70%

#	Master Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2019.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds or Master Funds (excluding short-term investments) for the year ended December 31, 2018, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$-	$78,761,547	$-	$117,483,087
Balanced Allocation Fund	-	96,926,057	-	127,815,645
Moderate Allocation Fund	-	351,187,597	-	488,003,753
Growth Allocation Fund	-	285,791,721	-	317,837,246
Aggressive Allocation Fund	-	39,059,757	-	29,042,833
MML American Funds Growth Fund	-	29,441,324	-	20,895,009
MML American Funds International Fund	-	9,624,056	-	7,290,900
MML American Funds Core Allocation Fund	-	161,100,789	-	189,771,269

55

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount
Conservative Allocation Fund Initial Class
Sold	1,216,359	$12,019,373	1,066,692	$10,625,566
Issued as reinvestment of dividends	470,116	4,578,931	582,703	5,675,530
Redeemed	(2,572,001)	(25,275,989)	(2,661,802)	(26,458,907)

Net increase (decrease)	(885,526)	$(8,677,685)	(1,012,407)	$(10,157,811)

Conservative Allocation Fund Service Class
Sold	3,680,576	$35,883,005	3,521,990	$34,679,532
Issued as reinvestment of dividends	1,506,078	14,533,651	1,869,374	18,039,455
Redeemed	(8,898,513)	(86,652,607)	(6,363,380)	(62,455,321)

Net increase (decrease)	(3,711,859)	$(36,235,951)	(972,016)	$(9,736,334)

Balanced Allocation Fund Initial Class
Sold	622,909	$6,214,916	1,315,628	$13,246,040
Issued as reinvestment of dividends	820,560	8,016,875	858,539	8,430,852
Redeemed	(2,461,785)	(24,361,628)	(2,295,300)	(23,092,062)

Net increase (decrease)	(1,018,316)	$(10,129,837)	(121,133)	$(1,415,170)

Balanced Allocation Fund Service Class
Sold	3,628,825	$35,792,065	3,679,064	$36,764,859
Issued as reinvestment of dividends	2,655,105	25,727,972	2,771,744	26,996,788
Redeemed	(8,622,192)	(84,849,038)	(6,410,824)	(64,024,928)

Net increase (decrease)	(2,338,262)	$(23,329,001)	39,984	$(263,281)

Moderate Allocation Fund Initial Class
Sold	965,226	$10,462,004	1,364,854	$14,884,724
Issued as reinvestment of dividends	2,489,733	26,266,683	2,562,649	27,061,575
Redeemed	(5,423,874)	(58,402,260)	(5,613,792)	(60,977,636)

Net increase (decrease)	(1,968,915)	$(21,673,573)	(1,686,289)	$(19,031,337)

Moderate Allocation Fund Service Class
Sold	5,179,339	$55,525,490	5,979,714	$64,293,602
Issued as reinvestment of dividends	11,941,676	124,671,100	12,318,184	128,725,025
Redeemed	(29,262,401)	(310,087,115)	(21,716,011)	(233,087,166)

Net increase (decrease)	(12,141,386)	$(129,890,525)	(3,418,113)	$(40,068,539)

Growth Allocation Fund Initial Class
Sold	1,618,107	$15,066,584	1,513,269	$14,544,847
Issued as reinvestment of dividends	5,329,477	49,457,550	5,683,102	52,625,520
Redeemed	(9,127,446)	(86,892,191)	(7,026,762)	(67,612,712)

Net increase (decrease)	(2,179,862)	$(22,368,057)	169,609	$(442,345)

Growth Allocation Fund Service Class
Sold	4,096,589	$38,454,566	3,035,792	$28,983,498
Issued as reinvestment of dividends	8,874,479	81,733,948	9,263,382	85,130,486
Redeemed	(14,209,662)	(134,664,695)	(10,675,133)	(102,412,943)

Net increase (decrease)	(1,238,594)	$(14,476,181)	1,624,041	$11,701,041

56

Notes to Financial Statements (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount
Aggressive Allocation Fund Initial Class
Sold	586,179	$6,224,912	577,723	$6,004,822
Issued as reinvestment of dividends	385,393	4,023,507	437,693	4,398,813
Redeemed	(1,086,527)	(11,598,090)	(831,073)	(8,680,764)

Net increase (decrease)	(114,955)	$(1,349,671)	184,343	$1,722,871

Aggressive Allocation Fund Service Class
Sold	1,017,849	$10,420,943	1,138,147	$11,593,094
Issued as reinvestment of dividends	547,886	5,643,220	602,501	5,976,807
Redeemed	(945,718)	(9,867,080)	(881,981)	(9,072,685)

Net increase (decrease)	620,017	$6,197,083	858,667	$8,497,216

MML American Funds Growth Fund Service Class I
Sold	1,459,874	$21,236,847	1,304,886	$17,982,588
Issued as reinvestment of dividends	1,383,581	20,518,506	1,108,278	14,706,856
Redeemed	(2,025,375)	(30,154,600)	(1,755,361)	(24,140,518)

Net increase (decrease)	818,080	$11,600,753	657,803	$8,548,926

MML American Funds International Fund Service Class I
Sold	780,190	$8,044,044	576,856	$5,835,785
Issued as reinvestment of dividends	249,412	2,601,370	555,665	5,667,785
Redeemed	(897,346)	(9,518,444)	(923,562)	(9,613,625)

Net increase (decrease)	132,256	$1,126,970	208,959	$1,889,945

MML American Funds Core Allocation Fund Service Class I
Sold	3,821,495	$46,993,936	8,498,879	$105,750,324
Issued as reinvestment of dividends	7,619,044	91,047,579	7,210,476	85,660,450
Redeemed	(11,227,591)	(136,965,374)	(7,681,655)	(95,746,498)

Net increase (decrease)	212,948	$1,076,141	8,027,700	$95,664,276

6. Federal Income Tax Information

At December 31, 2018, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$435,096,205	$333,075	$(38,034,268)	$(37,701,193)
Balanced Allocation Fund	560,194,541	380,984	(52,716,213)	(52,335,229)
Moderate Allocation Fund	2,260,035,653	1,798,171	(220,172,772)	(218,374,601)
Growth Allocation Fund	1,612,964,876	2,641,226	(162,444,978)	(159,803,752)
Aggressive Allocation Fund	159,419,128	189,615	(20,057,397)	(19,867,782)
MML American Funds Growth Fund	164,690,451	-	(2,098,738)	(2,098,738)
MML American Funds International Fund	60,021,230	-	(3,212,864)	(3,212,864)
MML American Funds Core Allocation Fund	1,013,928,933	-	(56,689,087)	(56,689,087)

57

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2018, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$10,334,933	$8,777,649
Balanced Allocation Fund	12,058,721	21,686,126
Moderate Allocation Fund	44,660,932	106,276,851
Growth Allocation Fund	27,277,596	103,913,902
Aggressive Allocation Fund	1,917,769	7,748,958
MML American Funds Growth Fund	490,445	20,028,061
MML American Funds International Fund	519,756	2,081,614
MML American Funds Core Allocation Fund	18,186,189	72,861,390

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$9,521,712	$14,193,273
Balanced Allocation Fund	10,453,000	24,974,640
Moderate Allocation Fund	39,460,479	116,326,121
Growth Allocation Fund	22,609,907	115,146,099
Aggressive Allocation Fund	1,514,209	8,861,411
MML American Funds Growth Fund	471,539	14,235,317
MML American Funds International Fund	507,482	5,160,303
MML American Funds Core Allocation Fund	14,606,463	71,053,987

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2018:

Amount
Conservative Allocation Fund	$39,135
Balanced Allocation Fund	69,094
Moderate Allocation Fund	423,464
Growth Allocation Fund	390,805
Aggressive Allocation Fund	45,168
MML American Funds International Fund	92,674
MML American Funds Core Allocation Fund	204,018

58

Notes to Financial Statements (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2018, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$10,342,992	$15,457,653	$(62,017)	$(37,701,193)
Balanced Allocation Fund	12,564,822	24,552,520	(75,688)	(52,335,229)
Moderate Allocation Fund	48,785,866	126,799,289	(279,836)	(218,374,601)
Growth Allocation Fund	32,280,327	126,242,935	(228,037)	(159,803,752)
Aggressive Allocation Fund	2,782,163	13,636,022	(16,613)	(19,867,782)
MML American Funds Growth Fund	581,641	23,521,702	(16,900)	(2,098,738)
MML American Funds International Fund	1,681,466	3,099,871	(7,818)	(3,212,864)
MML American Funds Core Allocation Fund	23,619,076	70,110,677	(109,938)	(56,689,087)

During the year ended December 31, 2018, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$491	$(1,396,475)	$1,395,984
Balanced Allocation Fund	593	(2,215,073)	2,214,480
Moderate Allocation Fund	2,154	(11,904,860)	11,902,706
Growth Allocation Fund	1,796	(10,560,538)	10,558,742
Aggressive Allocation Fund	124	(1,288,326)	1,288,202
MML American Funds Growth Fund	123	(567,587)	567,464
MML American Funds International Fund	60	(898,836)	898,776
MML American Funds Core Allocation Fund	816	(8,594,254)	8,593,438

The Funds did not have any unrecognized tax benefits at December 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

59

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2018, was as follows:

	Beginning Value as of 12/31/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/18	Number of Shares Held as of 12/31/18	Dividend Income	Realized Gains Distributions
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$11,453,863	$4,340,914	$(5,835,235)	$(2,408,029)	$1,088,241	$8,639,754	591,764	$-	$1,906,692
MML Dynamic Bond Fund, Class II	67,820,671	3,519,333	(6,000,000)	(2,139,022)	(164,003)	63,036,979	6,559,519	2,204,333	-
MML Equity Income Fund, Initial Class	12,975,913	5,157,269	(4,539,178)	(2,363,761)	28,790	11,259,033	1,121,418	222,008	1,147,269
MML Equity Index Fund, Class III	13,611,967	705,540	(1,200,000)	(1,435,072)	199,120	11,881,555	423,585	240,922	464,618
MML Focused Equity Fund, Class II	2,381,942	2,500,897	(1,170,613)	(863,578)	(439,257)	2,409,391	452,043	59,833	1,270,815
MML Foreign Fund, Initial Class	9,891,708	1,921,258	(2,017,087)	(1,818,199)	131,100	8,108,780	876,625	207,224	-
MML Fundamental Growth Fund, Class II	8,502,554	3,937,665	(4,333,121)	(2,128,842)	277,542	6,255,798	667,641	77,323	2,081,991
MML Fundamental Value Fund, Class II	12,563,957	3,187,592	(5,072,827)	(2,074,740)	(88,988)	8,514,994	687,802	183,613	1,025,439
MML Global Fund, Class I	12,177,458	3,124,306	(2,414,181)	(2,541,487)	(8,315)	10,337,781	1,008,564	127,089	1,397,115
MML High Yield Fund, Class II	14,332,217	848,348	(2,099,999)	(999,733)	(268,698)	11,812,135	1,302,330	848,348	-
MML Income & Growth Fund, Initial Class	13,587,795	6,579,157	(3,395,987)	(4,604,419)	62,674	12,229,220	1,440,426	215,433	2,866,560
MML Inflation-Protected and Income Fund, Initial Class	20,240,785	2,028,727	(4,923,907)	(535,354)	(301,326)	16,508,925	1,698,449	577,116	-
MML International Equity Fund, Class II	7,597,510	2,798,969	(1,791,351)	(2,126,471)	269,179	6,747,836	757,333	110,409	53,262
MML Large Cap Growth Fund, Initial Class	3,952,062	2,164,066	(3,343,789)	(169,229)	(3,786)	2,599,324	268,525	18,672	210,939
MML Managed Bond Fund, Initial Class	100,563,014	14,298,041	(31,857,391)	(2,099,953)	(1,640,014)	79,263,697	6,641,562	3,109,900	-
MML Mid Cap Growth Fund, Initial Class	7,962,302	1,699,782	(1,874,400)	(1,090,763)	81,558	6,778,479	486,261	-	955,449
MML Mid Cap Value Fund, Initial Class	10,285,049	2,049,254	(2,334,944)	(2,013,734)	(200,291)	7,785,334	832,656	140,913	965,626
MML Short-Duration Bond Fund, Class II	25,435,499	3,224,323	(8,247,669)	(164,098)	(155,476)	20,092,579	2,095,159	670,090	-
MML Small Cap Growth Equity Fund, Initial Class	2,374,588	626,962	(1,311,908)	(262,371)	14,518	1,441,789	112,493	-	243,946
MML Small Company Value Fund, Class II	4,815,407	734,960	(1,076,963)	(784,557)	(35,082)	3,653,765	263,619	15,197	272,989
MML Small/Mid Cap Value Fund, Initial Class	2,496,808	387,305	(673,122)	(499,612)	(37,622)	1,673,757	157,604	10,477	236,733
MML Strategic Emerging Markets Fund, Class II	-	500,000	-	495	-	500,495	49,456	-	-
MML Total Return Bond Fund, Class II	60,022,275	6,517,807	(13,918,003)	(790,505)	(438,728)	51,392,846	5,058,351	1,048,854	-
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	2,673,680	828,235	(575,652)	(535,371)	53,640	2,444,532	35,609	-	370,178
Oppenheimer Global Fund/VA, Non-Service Shares*	7,978,470	1,540,017	(2,081,563)	(1,635,841)	213,960	6,015,043	158,291	73,494	519,596
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	31,262,882	109,221	(3,800,000)	(633,163)	(375,183)	26,563,757	2,799,131	109,221	-
Oppenheimer International Growth Fund/VA, Non-Service Shares*	6,713,523	1,451,604	(1,594,197)	(1,356,526)	31,978	5,246,382	2,584,425	52,462	118,716
Oppenheimer Main Street Fund/VA, Non-Service Shares*	2,823,284	1,979,995	-	(602,227)	-	4,201,052	156,697	32,857	247,138

	$476,497,183	$78,761,547	$(117,483,087)	$(38,676,162)	$(1,704,469)	$397,395,012		$10,355,788	$16,355,071

60

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/18	Number of Shares Held as of 12/31/18	Dividend Income	Realized Gains Distributions
Balanced Allocation Fund

MML Blue Chip Growth Fund, Initial Class	$17,958,778	$5,421,035	$(6,776,934)	$(3,022,427)	$739,173	$14,319,625	980,796	$-	$3,085,799

MML Dynamic Bond Fund, Class II	67,836,306	5,093,045	(6,850,000)	(2,138,509)	(188,214)	63,752,628	6,633,988	2,238,047	-

MML Equity Income Fund, Initial Class	20,130,705	5,184,763	(4,792,049)	(3,859,608)	2,247	16,666,058	1,659,966	361,089	1,865,995

MML Equity Index Fund, Class III	19,550,073	931,849	(3,200,000)	(2,134,448)	545,197	15,692,671	559,453	318,200	613,649

MML Focused Equity Fund, Class II	3,567,797	3,100,214	(2,298,268)	(727,328)	(954,854)	2,687,561	504,233	79,490	1,688,305

MML Foreign Fund, Initial Class	17,196,665	3,165,621	(3,200,014)	(3,296,087)	310,131	14,176,316	1,532,575	369,571	-

MML Fundamental Growth Fund, Class II	13,726,720	4,936,053	(6,757,191)	(2,444,527)	(171,589)	9,289,466	991,405	112,009	3,015,940

MML Fundamental Value Fund, Class II	20,094,654	3,708,293	(4,998,190)	(3,862,554)	192,511	15,134,714	1,222,513	301,227	1,682,291

MML Global Fund, Class I	18,151,487	4,553,258	(2,831,373)	(4,095,028)	211,207	15,989,551	1,559,956	192,004	2,110,730

MML High Yield Fund, Class II	16,078,587	957,246	(2,165,000)	(1,162,533)	(270,749)	13,437,551	1,481,538	957,246	-

MML Income & Growth Fund, Initial Class	20,435,340	8,440,086	(4,524,136)	(7,151,432)	258,050	17,457,908	2,056,291	330,390	4,396,181

MML Inflation-Protected and Income Fund, Initial Class	22,060,179	2,119,485	(4,641,405)	(634,556)	(295,065)	18,608,638	1,914,469	642,281	-

MML International Equity Fund, Class II	14,177,648	4,740,635	(2,935,541)	(3,766,746)	245,903	12,461,899	1,398,642	209,834	101,225

MML Large Cap Growth Fund, Initial Class	5,973,075	3,638,557	(3,191,080)	(393,989)	(75,444)	5,951,119	614,785	35,094	396,469

MML Managed Bond Fund, Initial Class	104,252,244	12,457,010	(26,318,185)	(2,391,519)	(1,581,901)	86,417,649	7,240,997	3,339,728	-

MML Mid Cap Growth Fund, Initial Class	14,599,661	2,613,948	(2,765,962)	(2,242,677)	317,951	12,522,921	898,344	-	1,786,392

MML Mid Cap Value Fund, Initial Class	17,315,093	2,788,769	(2,639,900)	(3,621,450)	(291,131)	13,551,381	1,449,346	245,741	1,683,977

MML Short-Duration Bond Fund, Class II	29,806,611	2,500,871	(8,061,197)	(155,350)	(224,624)	23,866,311	2,488,666	788,564	-

MML Small Cap Growth Equity Fund, Initial Class	4,237,103	1,029,923	(1,504,050)	(329,328)	(240,628)	3,193,020	249,129	-	478,599

MML Small Company Value Fund, Class II	7,215,190	779,025	(1,129,301)	(867,245)	(389,103)	5,608,566	404,658	22,987	412,929

MML Small/Mid Cap Value Fund, Initial Class	4,882,327	643,801	(847,137)	(1,140,256)	9,019	3,547,754	334,063	21,676	489,760

MML Strategic Emerging Markets Fund, Class II	-	600,001	-	593	-	600,594	59,347	-	-

MML Total Return Bond Fund, Class II	62,750,547	6,903,663	(14,168,163)	(355,179)	(971,287)	54,159,581	5,330,667	1,130,660	-

Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	4,986,388	1,099,124	(857,902)	(1,023,505)	126,028	4,330,133	63,076	-	682,016

Oppenheimer Global Fund/VA, Non-Service Shares*	11,706,652	2,216,609	(3,012,461)	(2,408,538)	325,411	8,827,673	232,307	108,743	768,812

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	42,205,693	149,383	(4,730,000)	(902,722)	(492,366)	36,229,988	3,817,702	149,383	-

Oppenheimer International Growth Fund/VA, Non-Service Shares*	14,392,028	2,205,318	(2,620,206)	(3,066,049)	168,845	11,079,936	5,458,097	112,192	253,884

Oppenheimer Main Street Fund/VA, Non-Service Shares*	4,509,287	4,948,472	-	(1,159,659)	-	8,298,100	309,515	59,669	448,804

	$599,796,838	$96,926,057	$(127,815,645)	$(58,352,656)	$(2,695,282)	$507,859,312		$12,125,825	$25,961,757

61

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/18	Number of Shares Held as of 12/31/18	Dividend Income	Realized Gains Distributions
Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$86,457,565	$22,863,159	$(29,490,707)	$(12,555,708)	$2,020,468	$69,294,777	4,746,218	$-	$14,227,483
MML Dynamic Bond Fund, Class II	221,108,920	12,646,556	(16,300,000)	(7,132,691)	(502,637)	209,820,148	21,833,522	7,351,556	-
MML Equity Income Fund, Initial Class	98,746,858	21,380,622	(18,968,838)	(21,398,697)	2,330,228	82,090,173	8,176,312	1,762,982	9,110,548
MML Equity Index Fund, Class III	92,386,239	4,547,095	(12,500,000)	(9,960,753)	2,102,170	76,574,751	2,729,938	1,552,703	2,994,393
MML Focused Equity Fund, Class II	25,490,301	20,192,611	(11,080,715)	(9,687,659)	(3,928,563)	20,985,975	3,937,331	633,930	13,464,258
MML Foreign Fund, Initial Class	92,788,041	7,612,162	(18,156,686)	(16,349,522)	2,264,977	68,158,972	7,368,538	1,735,279	-
MML Fundamental Growth Fund, Class II	53,241,410	18,678,147	(20,357,847)	(9,805,797)	(1,706,539)	40,049,374	4,274,213	465,768	12,541,175
MML Fundamental Value Fund, Class II	99,428,806	10,061,568	(19,652,616)	(19,953,002)	2,340,427	72,225,183	5,834,021	1,423,835	7,951,812
MML Global Fund, Class I	86,476,962	19,933,256	(13,922,439)	(19,152,937)	330,399	73,665,241	7,186,853	943,645	10,373,657
MML High Yield Fund, Class II	51,621,220	3,060,553	(7,500,000)	(3,611,634)	(1,000,239)	42,569,900	4,693,484	3,060,553	-
MML Income & Growth Fund, Initial Class	99,150,642	33,341,448	(17,198,263)	(36,985,430)	3,102,413	81,410,810	9,589,024	1,635,302	21,759,368
MML Inflation-Protected and Income Fund, Initial Class	77,574,907	6,532,874	(18,049,053)	(1,805,532)	(1,522,651)	62,730,545	6,453,760	2,284,032	-
MML International Equity Fund, Class II	82,008,958	14,043,045	(9,427,502)	(21,708,857)	950,531	65,866,175	7,392,388	1,194,911	576,436
MML Large Cap Growth Fund, Initial Class	31,513,216	6,692,576	(14,231,603)	(1,408,544)	(472,950)	22,092,695	2,282,303	155,533	1,757,082
MML Managed Bond Fund, Initial Class	336,695,620	24,380,475	(86,391,620)	(5,905,725)	(6,908,402)	261,870,348	21,942,305	10,536,631	-
MML Mid Cap Growth Fund, Initial Class	79,918,423	14,081,615	(15,020,326)	(13,715,929)	3,141,694	68,405,477	4,907,136	-	9,772,460
MML Mid Cap Value Fund, Initial Class	88,761,637	13,773,641	(14,060,866)	(18,704,831)	(643,013)	69,126,568	7,393,216	1,206,478	8,267,554
MML Short-Duration Bond Fund, Class II	104,664,844	8,736,639	(27,925,149)	(426,590)	(913,179)	84,136,565	8,773,364	2,782,223	-
MML Small Cap Growth Equity Fund, Initial Class	21,201,651	2,932,124	(9,274,458)	(526,393)	(1,472,818)	12,860,106	1,003,383	-	2,008,190
MML Small Company Value Fund, Class II	39,141,100	2,220,325	(7,304,764)	(3,693,935)	(2,525,157)	27,837,569	2,008,483	114,757	2,061,433
MML Small/Mid Cap Value Fund, Initial Class	23,909,426	8,754,557	(3,686,360)	(6,773,098)	(27,203)	22,177,322	2,088,260	123,273	2,785,344
MML Strategic Emerging Markets Fund, Class II	43,484,577	23,776,763	(7,161,784)	(7,985,507)	786,627	52,900,676	5,227,340	81,946	-
MML Total Return Bond Fund, Class II	202,044,395	14,860,399	(37,668,200)	(2,022,256)	(2,171,962)	175,042,376	17,228,580	3,573,904	-
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	24,970,974	8,144,716	(5,760,952)	(5,222,827)	553,274	22,685,185	330,447	-	3,479,149
Oppenheimer Global Fund/VA, Non-Service Shares*	56,206,012	5,232,776	(14,883,540)	(10,871,673)	1,982,060	37,665,635	991,201	461,598	3,263,477
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	185,916,498	647,943	(22,005,001)	(5,728,326)	(404,053)	158,427,061	16,694,106	647,943	-
Oppenheimer International Growth Fund/VA, Non-Service Shares*	47,235,197	7,034,445	(10,024,464)	(9,063,324)	135,317	35,317,171	17,397,621	340,393	770,287
Oppenheimer Main Street Fund/VA, Non-Service Shares*	14,537,070	15,025,507	-	(3,888,303)	-	25,674,274	957,638	232,995	1,752,510

	$2,466,681,469	$351,187,597	$(488,003,753)	$(286,045,480)	$(2,158,781)	$2,041,661,052		$44,302,170	$128,916,616

62

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/18	Number of Shares Held as of 12/31/18	Dividend Income	Realized Gains Distributions
Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$75,223,853	$18,234,310	$(21,919,658)	$(12,738,325)	$3,020,415	$61,820,595	4,234,287	$-	$12,691,514
MML Dynamic Bond Fund, Class II	87,950,370	7,683,768	(11,070,001)	(2,833,452)	(249,174)	81,481,511	8,478,825	2,943,768	-
MML Equity Income Fund, Initial Class	84,372,793	19,537,843	(13,653,198)	(20,813,718)	4,030,643	73,474,363	7,318,164	1,537,460	7,945,118
MML Equity Index Fund, Class III	81,664,763	4,104,767	(9,499,999)	(8,754,599)	1,610,837	69,125,769	2,464,377	1,401,660	2,703,107
MML Focused Equity Fund, Class II	23,386,361	16,899,468	(9,404,209)	(9,302,793)	(2,377,246)	19,201,581	3,602,548	543,773	11,549,375
MML Foreign Fund, Initial Class	81,855,412	6,838,091	(12,747,387)	(15,018,297)	1,996,247	62,924,066	6,802,602	1,595,000	-
MML Fundamental Growth Fund, Class II	41,115,243	13,453,583	(14,748,529)	(8,627,292)	(377,630)	30,815,375	3,288,727	364,555	9,815,941
MML Fundamental Value Fund, Class II	84,761,589	9,947,020	(14,350,973)	(19,424,017)	3,937,296	64,870,915	5,239,977	1,238,306	6,915,674
MML Global Fund, Class I	74,762,688	20,973,466	(11,244,268)	(17,892,762)	500,254	67,099,378	6,546,281	864,210	9,500,399
MML High Yield Fund, Class II	13,516,018	815,967	(1,465,000)	(1,035,133)	(185,489)	11,646,363	1,284,053	815,967	-
MML Income & Growth Fund, Initial Class	85,307,296	29,968,941	(11,812,372)	(32,242,020)	2,424,361	73,646,206	8,674,465	1,428,991	19,014,168
MML Inflation-Protected and Income Fund, Initial Class	68,539,428	8,019,976	(15,714,015)	(1,900,956)	(1,112,671)	57,831,762	5,949,770	2,087,954	-
MML International Equity Fund, Class II	75,344,818	13,287,284	(8,248,110)	(20,120,479)	1,089,213	61,352,726	6,885,828	1,092,970	527,259
MML Large Cap Growth Fund, Initial Class	28,068,081	5,906,718	(11,394,987)	(1,351,915)	(417,223)	20,810,674	2,149,863	142,892	1,614,280
MML Managed Bond Fund, Initial Class	134,827,992	15,348,365	(35,113,942)	(2,172,558)	(3,101,475)	109,788,382	9,199,247	4,406,260	-
MML Mid Cap Growth Fund, Initial Class	75,328,139	12,459,119	(12,177,697)	(13,161,927)	3,077,464	65,525,098	4,700,509	-	9,221,757
MML Mid Cap Value Fund, Initial Class	76,751,221	14,719,975	(8,519,056)	(19,896,435)	1,617,336	64,673,041	6,916,903	1,123,828	7,701,187
MML Short-Duration Bond Fund, Class II	50,354,773	4,272,396	(12,399,120)	(248,589)	(413,121)	41,566,339	4,334,342	1,369,713	-
MML Small Cap Growth Equity Fund, Initial Class	18,042,210	2,909,431	(7,087,589)	(821,597)	(1,153,257)	11,889,198	927,630	-	1,831,993
MML Small Company Value Fund, Class II	34,064,429	3,167,442	(4,705,446)	(5,383,435)	(538,336)	26,604,654	1,919,528	106,437	1,911,980
MML Small/Mid Cap Value Fund, Initial Class	27,820,094	5,575,872	(5,182,446)	(6,657,031)	228,493	21,784,982	2,051,317	117,760	2,660,787
MML Strategic Emerging Markets Fund, Class II	45,975,823	18,246,081	(5,974,264)	(7,526,834)	714,761	51,435,567	5,082,566	78,315	-
MML Total Return Bond Fund, Class II	81,018,266	8,468,036	(16,660,245)	(1,260,959)	(422,396)	71,142,702	7,002,234	1,463,171	-
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	24,440,830	5,129,646	(5,046,249)	(4,901,922)	448,198	20,070,503	292,360	-	3,361,011
Oppenheimer Global Fund/VA, Non-Service Shares*	48,538,580	4,045,345	(12,838,507)	(8,859,566)	1,274,691	32,160,543	846,330	393,065	2,778,956
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	142,332,587	2,811,250	(16,400,000)	(4,537,234)	(312,484)	123,894,119	13,055,229	501,250	-
Oppenheimer International Growth Fund/VA, Non-Service Shares*	43,073,829	5,236,840	(8,459,979)	(9,099,073)	1,148,124	31,899,741	15,714,158	312,463	707,086
Oppenheimer Main Street Fund/VA, Non-Service Shares*	20,980,653	7,730,721	-	(4,086,403)	-	24,624,971	918,499	244,170	1,836,552

	$1,729,418,139	$285,791,721	$(317,837,246)	$(260,669,321)	$16,457,831	$1,453,161,124		$26,173,938	$114,288,144

63

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/18	Number of Shares Held as of 12/31/18	Dividend Income	Realized Gains Distributions
Aggressive Allocation Fund

MML Blue Chip Growth Fund, Initial Class	$8,363,872	$3,385,761	$(3,124,922)	$(1,489,065)	$356,975	$7,492,621	513,193	$-	$1,419,812

MML Dynamic Bond Fund, Class II	2,438,947	355,523	(600,000)	(72,734)	(11,529)	2,110,207	219,584	81,248	-

MML Equity Income Fund, Initial Class	8,931,817	2,570,192	(1,466,540)	(1,871,982)	(25,752)	8,137,735	810,531	174,215	900,289

MML Equity Index Fund, Class III	7,774,745	385,501	(999,999)	(838,495)	170,233	6,491,985	231,443	131,637	253,864

MML Focused Equity Fund, Class II	2,547,743	2,964,962	(973,093)	(1,425,825)	(159,422)	2,954,365	554,290	71,900	1,527,112

MML Foreign Fund, Initial Class	8,917,658	899,015	(1,268,171)	(1,615,421)	154,250	7,087,331	766,198	175,041	-

MML Fundamental Growth Fund, Class II	4,064,203	2,017,766	(1,359,685)	(1,203,503)	112,430	3,631,211	387,536	41,607	1,120,310

MML Fundamental Value Fund, Class II	8,907,887	1,757,330	(1,244,150)	(1,759,341)	(23,964)	7,637,762	616,944	138,755	774,915

MML Global Fund, Class I	8,649,029	2,288,968	(1,116,799)	(2,022,090)	41,492	7,840,600	764,937	97,219	1,068,747

MML Income & Growth Fund, Initial Class	9,037,523	3,627,970	(1,348,335)	(3,393,238)	50,827	7,974,747	939,311	161,592	2,150,145

MML Inflation-Protected and Income Fund, Initial Class	4,111,211	718,469	(981,367)	(116,094)	(73,694)	3,658,525	376,392	131,855	-

MML International Equity Fund, Class II	8,025,233	3,227,883	(913,302)	(2,326,679)	121,070	8,134,205	912,930	125,592	60,586

MML Large Cap Growth Fund, Initial Class	3,082,620	1,111,662	(1,168,171)	(232,655)	(23,494)	2,769,962	286,153	17,246	194,839

MML Managed Bond Fund, Initial Class	3,765,799	781,416	(1,108,887)	(87,590)	(58,529)	3,292,209	275,857	125,849	-

MML Mid Cap Growth Fund, Initial Class	8,854,279	1,730,348	(1,324,776)	(1,468,718)	233,584	8,024,717	575,661	-	1,099,126

MML Mid Cap Value Fund, Initial Class	8,793,658	1,828,617	(973,572)	(2,018,528)	(122,000)	7,508,175	803,013	130,444	893,881

MML Short-Duration Bond Fund, Class II	3,323,519	554,856	(905,093)	(22,371)	(26,469)	2,924,442	304,947	100,744	-

MML Small Cap Growth Equity Fund, Initial Class	2,347,009	524,577	(1,224,030)	(172,241)	(85,823)	1,389,492	108,412	-	231,840

MML Small Company Value Fund, Class II	4,005,568	603,011	(620,285)	(502,304)	(211,309)	3,274,681	236,268	12,504	224,620

MML Small/Mid Cap Value Fund, Initial Class	3,100,389	548,422	(480,276)	(762,643)	21,846	2,427,738	228,601	13,689	309,297

MML Strategic Emerging Markets Fund, Class II	5,766,400	2,600,548	(675,238)	(1,020,266)	89,225	6,760,669	668,050	10,233	-

MML Total Return Bond Fund, Class II	2,295,000	454,794	(817,430)	(25,753)	(23,512)	1,883,099	185,344	41,719	-

Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	3,037,934	624,550	(570,277)	(620,196)	79,626	2,551,637	37,169	-	399,114

Oppenheimer Global Fund/VA, Non-Service Shares*	5,224,658	624,817	(1,681,819)	(1,048,008)	262,324	3,381,972	88,999	40,510	286,402

Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	14,019,162	700,451	(1,415,000)	(478,052)	(32,272)	12,794,289	1,348,186	50,451	-

Oppenheimer International Growth Fund/VA, Non-Service Shares*	4,266,387	922,177	(681,616)	(897,060)	17,784	3,627,672	1,787,030	32,896	74,443

Oppenheimer Main Street Fund/VA, Non-Service Shares*	3,219,789	1,250,171	-	(680,662)	-	3,789,298	141,339	42,559	320,112

	$156,872,039	$39,059,757	$(29,042,833)	$(28,171,514)	$833,897	$139,551,346		$1,949,505	$13,309,454

*	Fund advised by OFI Global Asset Management.

64

Notes to Financial Statements (Continued)

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments. In December 2017, the SEC issued a temporary final rule (“Temporary Rule”) that provides for a nine-month delay of N-PORT filing with the SEC. Under the Temporary Rule, those funds subject to the original June 1, 2018 compliance date will still be required to gather and maintain all of the data required by Form N-PORT as of the original reporting date and such information will be subject to examination by the SEC staff.

65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund (collectively, the “Funds,” certain of the funds constituting MML Series Investment Fund):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and transfer agents; when replies were not received from the transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2019

We have served as the auditor of one or more MassMutual investment companies since 1995.

66

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 70	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	111	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 60	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	111	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 64	Trustee	Since 2012	Retired.	111	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 72	Chairperson Trustee	Since 2016 Since 2003	Retired.	111	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

67

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	111	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 66	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	113^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 56	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	111	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Age: 73	Trustee	Since 2003	Retired.	113^	Director (since 2018), Jeffries Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technology, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

68

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 43	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting (since 2018), Head of Investment Consulting & Strategy (2017-2018), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	111

Andrew M. Goldberg Age: 52	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	111

Renee Hitchcock Age: 48	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	111

Jill Nareau Robert Age: 46	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	111

Douglas Steele Age: 43	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

69

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 54	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds and RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	111

Eric H. Wietsma Age: 52	Vice President	Since 2006	Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	111

Tina Wilson Age: 48	President Vice President	Since 2017 2016- 2017	President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Head of Investment Solutions Innovation, Product Management (since 2018), Senior Vice President (2014-2018), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

70

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2018, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	13.86%
Balanced Allocation Fund	20.36%
Moderate Allocation Fund	24.25%
Growth Allocation Fund	33.04%
Aggressive Allocation Fund	94.50%
MML American Funds Growth Fund	100.00%
MML American Funds International Fund	0.47%
MML American Funds Core Allocation Fund	84.01%

For the year ended December 31, 2018, the following Fund(s) earned the following foreign sources of income:

Amount
Conservative Allocation Fund	$483,389
Balanced Allocation Fund	851,059
Moderate Allocation Fund	5,113,406
Growth Allocation Fund	4,717,239
Aggressive Allocation Fund	543,558
MML American Funds International Fund	1,622,926
MML American Funds Core Allocation Fund	3,582,147

71

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

72

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2018

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2018:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2018.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.13%	$967.00	$0.65	$1,024.70	$0.67
Service Class	1,000	0.38%	966.00	1.89	1,023.40	1.95
Balanced Allocation Fund
Initial Class	1,000	0.12%	955.30	0.59	1,024.70	0.62
Service Class	1,000	0.37%	953.30	1.83	1,023.50	1.90
Moderate Allocation Fund
Initial Class	1,000	0.12%	944.30	0.59	1,024.70	0.62
Service Class	1,000	0.37%	943.00	1.82	1,023.50	1.90
Growth Allocation Fund
Initial Class	1,000	0.12%	928.10	0.59	1,024.70	0.62
Service Class	1,000	0.37%	927.10	1.81	1,023.50	1.90

73

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	$1,000	0.16%	$912.80	$0.78	$1,024.50	$0.82
Service Class	1,000	0.41%	911.20	1.99	1,023.30	2.10
MML American Funds Growth Fund
Service Class I**	1,000	1.04%	906.40	5.02	1,020.10	5.32
MML American Funds International Fund
Service Class I**	1,000	1.23%	867.90	5.82	1,019.10	6.29
MML American Funds Core Allocation Fund
Service Class I	1,000	0.71%	941.90	3.49	1,021.70	3.64

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2018, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

74

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45238-01

MassMutual

Annual Report

MML Series Investment Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2018

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our

Shareholders

Tina Wilson

“MassMutual believes that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential for more favorable long-term financial outcomes.”

December 31, 2018

Despite the intense volatility, markets remained strong overall

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2018.

During the year, U.S. stocks encountered more volatility than investors experienced in 2017, varying widely throughout most of the year before dropping into negative return territory to end the year. Global economic optimism faded during the year under the weight of geopolitical tensions, indications of slowing global growth, trade war rhetoric, and a more hawkish Federal Reserve Board. Foreign stocks in developed markets trailed their U.S. counterparts for the year, but generally fared better than emerging-market stocks. U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, falling oil prices, and central bank policy.

In MassMutual’s view, the dynamics of the investment markets during the year validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.*

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward achieving your long-term investment goals. Even if you are approaching or in retirement, your retirement savings will likely remain invested for a number of years before being withdrawn.

*

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.**

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term financial needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that you could “run out” of retirement savings during your lifetime.

Why we do what we do

Acts of mutuality are happening all around us. Every day, people go out of their way to look out for each other, from lending a hand to making sure their loved ones are financially taken care of. MassMutual believes that your long-term financial security is crucial – and we recognize that you want to make sure your loved ones are financially taken care of. That’s why we’re committed to helping people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually stress the importance of maintaining a long-term perspective on retirement planning. We believe that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential for more favorable long-term financial outcomes. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Tina Wilson

President

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

**	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2018

Market Highlights

•	During 2018, U.S. stocks encountered more volatility than investors experienced in 2017, varying widely throughout most of the year before dropping into negative return territory to end the period.

•

Global economic optimism faded during the year under the weight of geopolitical tensions, indications of slowing global growth, trade war rhetoric, and a more hawkish Federal Reserve Board (the “Fed”) tone.

•	Foreign stocks in developed markets trailed their U.S. counterparts for the period, but generally fared better than emerging-market stocks.

•	U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, falling oil prices, and central bank policy.

Market Environment

U.S. equity investors encountered increased volatility in 2018. Through the first month of 2018, stocks hit record levels following a year of steady gains in 2017. However, after a two-and-a-half-year streak of positive quarterly results, both the S&P 500® Index* (the “S&P 500”) and the Dow Jones Industrial AverageSM (the “Dow”) posted modest negative results for the first quarter of 2018.

During the first and second quarters of the year, markets fought to find their footing. Wage growth in the U.S. triggered a major sell-off in early February 2018, as investors sought to balance the likelihood of continued growth against Federal Open Market Committee (FOMC) intentions to raise the short-term federal funds rate several times in the year ahead. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Scrutiny concerning revelations about how social media companies use data, and in particular, how social media giant Facebook had allowed customer data to be mined without users’ knowledge, undercut investor confidence in the information technology sector, triggering several rounds of sell-offs. Political turbulence, which characterized the entire reporting period, unsettled markets as investors tried to assess the potential impacts of reduced taxes, increasing federal debt limits, and ongoing rhetoric over global trade wars.

Markets gained some traction through the third quarter of the year. The S&P 500 rebounded, ending the quarter in positive territory. Corporate earnings reports continued to show strong performance, markets seemingly shrugged off three Fed rate hikes, and progress seemed evident on the trade war front. By the end of September, both the Dow and the S&P 500 reached record territory again, but investors were unsettled.

In early October, Fed Chairman Jerome Powell’s statements that the central bank was “a long way” from neutral interest rates stoked fears of more frequent and higher rate hikes. Along with trade war concerns, international political jitters, a strengthening U.S. dollar, and declining oil prices, this seemed enough to trigger a broad market sell-off. October was the worst month for the S&P 500 since September 2011. Volatility continued through November, as investors looked for a lift following the U.S. midterm elections. Then, December brought another round of sell-offs, resulting in the worst performance for the month since 1931 for the Dow and S&P 500. By year-end, major equity markets dropped into negative return territory for the year for the first time since 2008.

At year-end, the broad market S&P 500 ended down 4.38% and the Dow followed a similar pattern, down 3.48%. The technology-heavy NASDAQ Composite Index ended down 2.84% for the year, as prominent technology companies like Facebook, Apple, Amazon, Netflix, and Google faced heavy sell-offs in the last quarter. Small- and mid-cap stocks underperformed their larger peers and growth stocks continued to outperform their value counterparts during the period.

The health care, information technology, and consumer discretionary sectors managed to end the year in positive territory and beat the S&P 500. The remaining sectors delivered negative returns, most lagging the S&P 500 and most falling below in the month of December. The reconfigured communication services and financials sectors delivered the worst performances for the year. (In September, the Global Industry Classification Standard (GICS) renamed the telecommunications sector and added media companies and internet services companies to the reconfigured communication services sector.)

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers and ended the year down 13.79%. Developed international markets struggled to gain traction under the weight of a strong U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and tariff speculations. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended the year with a return of -14.58%.

The Fed reasserted its influence on markets through actual and forecasted rate hikes and a change in leadership during the year. Under new Fed Chairman Jerome Powell, the FOMC raised the target range for the federal funds rate four times. While investors had anticipated the rate hikes, the 1.00% total increase over the year – in tandem with prospects for additional hikes in 2019 – proved to be a headwind to overall market performance.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold multiple times. After starting the year at 2.46%, yields rose 0.22% to end at 2.68%. Since rising yields drive bond prices down, returns on the Bloomberg Barclays U.S. Aggregate Bond Index failed to move significantly through the year, ending at 0.01%. Investment-grade corporate bonds also fared poorly in the rising yield environment. The Bloomberg Barclays U.S. Corporate 10+ Year Bond Index, which tracks investment-grade corporate bonds, ended the year down 2.51%. The Bloomberg Barclays U.S. Corporate High Yield Index also ended in negative territory, down 2.08% for the year. In December, yield curve inversion added additional pessimism to investor sentiment. (Yield curve inversion occurs when yields on longer-term bonds drop below yields of shorter-term bonds.)

At the end of a volatile year in which returns fell well short of those enjoyed in 2017, investors generally feel compelled to evaluate their investment strategy. At MassMutual, we remain convinced that a broadly diversified portfolio aligned with a long-term strategy is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned 1.88%, outperforming the -1.51% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. In addition, the Fund substantially outperformed the -4.38% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, stock selection was the primary driver of relative outperformance; group weighting was also notably positive. From a sector perspective, information technology, health care, and industrials were the key drivers of the Fund’s outperformance. Financials and communication services were the largest detractors.

The information technology sector was the leading relative outperformer due to stock selection. Below-benchmark exposure to Fund holding Apple was a key contributor, as shares sold off due to softer-than-expected demand for the latest iPhone, particularly among consumers in China. The Fund held an underweight position, relative to the benchmark, due in part to concerns over saturation and elongation of replacement cycles for smartphones. Fund holding ServiceNow, a cloud computing company, climbed higher, driven by strong demand for its portfolio of products. Health care also contributed on a relative basis, due to both stock selection and a favorable overweight in the sector. Accelerated growth in the number of global procedures being performed by da Vinci, Intuitive Surgical’s robotic surgical system, drove share prices of this Fund holding higher. The industrials sector also bolstered relative results, on both stock selection and below-benchmark exposure. Fund holding Boeing’s shares appreciated as operating margins continued to expand thanks to favorable delivery volume and the mix of commercial aircraft ordered and sold. Better-than-expected revenue growth from defense and services also helped.

In contrast, the financials sector, which declined for the period, weighed on the Fund’s relative performance. This was due to stock choices and an overweight position in the sector. Shares of Fund holding investment bank and financial services company Morgan Stanley came under pressure due to investor concerns over decelerating transaction revenue and compression of advisory fees, impacting the results of its wealth management division. Shares were weighed down further at year end as growing fears of recession in 2019 caused bank stocks to sell off. The communication services sector also detracted from the Fund’s relative returns, driven by both above-benchmark exposure and stock choices within the sector.

Subadviser outlook

Although the fourth-quarter market sell-off was painful, Fund management was not surprised to see a downturn, given the length of the bull market and the third-quarter rally that pushed some equity valuations to overly elevated levels. Entering 2019, their expectations were more muted than they were a year ago, although Fund management does not believe a near-term recession is likely. Rather, their view is that corporate earnings and economic growth are likely to increase at a slower pace than in 2018, while remaining positive. They are concerned about the effects of the U.S./China trade dispute, although they do believe that a resolution to the standoff may boost markets.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/18

Amazon.com, Inc.	10.0%
Microsoft Corp.	5.8%
Alphabet, Inc. Class C	4.4%
The Boeing Co.	3.9%
Facebook, Inc. Class A	3.9%
Visa, Inc. Class A	3.5%
UnitedHealth Group, Inc.	3.2%
Booking Holdings, Inc.	3.0%
Alibaba Group Holding Ltd. Sponsored ADR	3.0%
Mastercard, Inc. Class A	2.9%

43.6%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/18

Communications	29.7%
Consumer, Non-cyclical	24.6%
Technology	16.9%
Financial	12.5%
Industrial	7.8%
Consumer, Cyclical	7.6%
Basic Materials	0.3%
Utilities	0.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, Service Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	1.88%	11.17%	16.88%
Service Class	1.68%	10.89%	16.58%
Russell 1000 Growth Index*	-1.51%	10.40%	15.29%
S&P 500 Index	-4.38%	8.49%	13.12%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -9.36%, underperforming the -4.38% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. In addition, the Fund underperformed the -8.27% return of the Russell 1000® Value Index, which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, sector allocation weighed on the Fund’s relative returns, as financials, consumer staples, and utilities were the largest relative detractors. The industrials and energy sectors were the largest relative contributors.

Financials was the primary relative detractor from Fund performance due to stock selection. Shares of Fund holding Brighthouse Financial suffered due to higher-than-expected operating costs related to the company’s spin-off from MetLife and net outflows in its variable annuities segment. Fund holdings in the consumer staples sector also weighed on relative performance. Tyson Foods declined due to the unexpected resignation of its CEO, as well as heightened trade tensions with China – which drove an increase in the domestic supply of chicken, beef, and pork, thereby weighing on chicken prices.

Stock selection in the industrials sector contributed to relative performance. Fund holding Boeing benefited from strong demand for its commercial aircraft, increased defense spending, and lower production costs due to automation. Fund holdings in the energy sector also contributed to relative performance. Despite falling oil prices, integrated oil company Total outperformed the broader energy sector due to strong production growth, expense discipline, and a rise in demand for liquefied natural gas.

Subadviser outlook

In 2018, U.S. equities experienced their worst losses in a decade, as monetary policy developments, trade tensions, worries about slowing global growth, and macroeconomic concerns sparked volatility in the previously sanguine markets and drove stretches of sharp declines. Continued trade disputes between the U.S. and China periodically depressed equities and raised the level of uncertainty in the markets.

The Fund management believes the recent market volatility has the potential to persist until there is more clarity into how the U.S.-China trade situation will be resolved. In the meantime, they are concerned that global trade policy uncertainty could further dampen business capital spending and other growth-driving efforts. They also remain mindful of potential headwinds from increased political tensions in the U.S. and rising interest rates. That said, Fund management believes that the U.S. economy, although slowing, remains reasonably strong.

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/18

JP Morgan Chase & Co.	3.4%
Wells Fargo & Co.	3.2%
Twenty-First Century Fox, Inc. Class B	2.5%
Exxon Mobil Corp.	2.5%
Verizon Communications, Inc.	2.2%
Pfizer, Inc.	2.1%
DowDuPont, Inc.	2.1%
Total SA	2.1%
Johnson & Johnson	2.1%
The Southern Co.	2.0%

24.2%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/18

Financial	26.2%
Consumer, Non-cyclical	20.8%
Communications	9.7%
Energy	9.2%
Industrial	8.9%
Utilities	7.6%
Technology	5.7%
Consumer, Cyclical	5.5%
Basic Materials	4.6%
Mutual Funds	0.4%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-9.36%	4.62%	10.55%
Service Class	-9.60%	4.35%	10.27%
S&P 500 Index*	-4.38%	8.49%	13.12%
Russell 1000 Value Index	-8.27%	5.95%	11.18%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class I shares returned -4.80%, underperforming the -4.38% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

For the year ended December 31, 2018, health care and utilities were the strongest-performing sectors within the Index, returning 6.03% and 4.11%, respectively. The energy and materials sectors exhibited the worst performance, returning -18.33% and -15.34%, respectively.

Domestic equities started 2018 off on a strong note, extending the exuberance from the late-2017 passage of tax reform. Markets climbed to new highs in early 2018 before volatility came back into the markets due to continued trade war speculation. This caused investors to pull back after disappointing jobs numbers in early 2018, leading to markets posting their first negative return in the first quarter since 2015.

Throughout the rest of 2018, talk of tariffs and trade wars with America’s main trading partners, China and Europe, dominated the headlines, leading to speculation of a global growth slowdown. Despite the global growth concerns, corporate earnings remained strong throughout the second and third quarters of the year, resulting in market advances, while oil took a volatile path throughout 2018.

Accompanying the strength in economic data and corporate earnings, the Federal Reserve Board (the Fed) continued with four quarterly rate hikes throughout 2018. In the third quarter, the U.S. markets hit new all-time highs, while yields edged higher and the U.S. dollar showed sustained strength. In September, however, ongoing geopolitical issues started to weigh on markets, leading to a significant decline in equities over the fourth quarter.

With the Fed’s continued rate hikes, the short end of the yield curve increased, while the long end remained relatively unchanged through the first part of the year. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) The economic turmoil in the fourth quarter inverted the medium term of the yield curve, while investors interpreted the final Fed minutes release for 2018 to imply a decrease in the number of rate increases for 2019. On the trade war front, despite initial positive reports coming out of the G20 Summit, investors questioned whether additional progress would be made before the March 1st deadline.

Subadviser outlook

Fund management believes that numerous forces will continue to influence the direction that the markets will take as we head into 2019, including central bank policy in both the United States and throughout the world, geopolitical tensions and trade war rhetoric, as well as the tense political discourse in the U.S. Fund management believes, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the Index.

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/18

Microsoft Corp.	3.6%
Apple, Inc.	3.3%
Amazon.com, Inc.	2.9%
Berkshire Hathaway, Inc. Class B	1.8%
Johnson & Johnson	1.6%
JP Morgan Chase & Co.	1.5%
Alphabet, Inc. Class C	1.5%
Facebook, Inc. Class A	1.5%
Alphabet, Inc. Class A	1.4%
Exxon Mobil Corp.	1.3%

20.4%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	22.7%
Financial	17.5%
Technology	15.5%
Communications	14.2%
Industrial	8.8%
Consumer, Cyclical	8.2%
Energy	5.2%
Utilities	3.3%
Basic Materials	2.2%
Mutual Funds	0.0%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I, Class II, Class III, Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Class I	-4.80%	8.04%	12.66%
Class II	-4.63%	8.20%	12.83%
Class III	-4.52%	8.34%	12.99%
Service Class I	-5.04%	7.77%	12.37%
S&P 500 Index	-4.38%	8.49%	13.12%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned 1.18%, outperforming, by a wide margin, the -4.78% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Strong security selection within the consumer discretionary, consumer staples, industrials, and information technology sectors drove the Fund’s relative outperformance for the year ended December 31, 2018 – while less-than-favorable stock selection in the health care sector partially offset the positive results. Sector allocation, which is a residual of the Fund’s bottom-up stock selection process, was weak and detracted from relative performance. The Fund’s underweight allocation, relative to the benchmark, to the information technology sector and overweight to the industrials sector weighed on relative results.

Fund holdings that were top relative contributors for the period included TJX Companies (consumer discretionary) and Nike (consumer discretionary). Shares of TJX Companies, an off-price apparel and home goods retailer, rose following solid earnings and strong same-store sales, along with adjusted earnings per share. Its competitive advantage is how TJX Companies buys clothing: It purchases overages and acquires inventory at extremely favorable price points. In addition, the company is unique in large caps, as it has potential to outperform in both offensive and defensive macroeconomic environments. We view the company as a high-quality, cash-generative, dominant value creator and distributor. Nike, a provider of athletic footwear, apparel, and accessories, reported strong earnings and announced that sales were accelerating across all regions and channels and that prior inventory issues had been resolved, causing its shares to advance.

Fund holdings that were among the top relative detractors for the period were Colgate-Palmolive (consumer staples) and PNC Financial (financials). The share price of Colgate-Palmolive, one of the world’s largest consumer product companies, has been weak, similar to the experience of other consumer packaging goods companies. Although company revenue grew over the period, organic revenue fell below management and shareholder expectations. Cost savings continued to be an area of strength. The company has strong competitive advantages given its size and global scale, but a key reason for its success is that it has dominant market share (well above 50%) in many of its markets. The company has expansive geographic reach, with nearly 80% of sales generated from outside the U.S., with 50% of total sales coming from emerging markets. Despite reporting solid earnings results, shares of PNC Financial, a diversified financial services company, fell as the company faced headwinds from the market, including the flattening yield curve. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. If the yield curve is flattening, that means the yield spread between long-term and short-term rates is decreasing.) Not owning benchmark constituent Amazon (a U.S.-based global leader in e-commerce retail), which performed well during the period, also weighed on relative results. McKesson (health care) was the top detractor in the poorly performing health care sector.

Subadviser outlook

Overall, Fund management remains highly cautious in their investment posture. They continue to believe in the power of compounding and in a growing dividend as the tool through which this power is expressed. Fund management believes a long-term outlook characterized by patience and low turnover is the best recipe for managing the portfolio.

At the end of the period, the Fund was most overweight in the consumer staples and industrials sectors, and most underweight in the information technology and communication services sectors.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/18

Medtronic PLC	4.5%
McDonald’s Corp.	4.5%
The Coca-Cola Co.	4.5%
PepsiCo, Inc.	4.3%
American Tower Corp.	4.2%
The TJX Cos., Inc.	4.1%
Bristol-Myers Squibb Co.	4.0%
NIKE, Inc. Class B	4.0%
American Express Co.	4.0%
Chubb Ltd.	4.0%

42.1%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	31.6%
Financial	25.5%
Industrial	17.2%
Consumer, Cyclical	14.9%
Technology	6.3%
Basic Materials	2.7%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Focused Equity Fund Class II and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 12/8/11 - 12/31/18
Class II	1.18%	8.28%	13.78%
Russell 1000 Index	-4.78%	8.21%	12.82%

Hypothetical Investments in MML Focused Equity Fund Service Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 5/1/12 - 12/31/18
Service Class I	0.99%	8.02%	11.92%
Russell 1000 Index	-4.78%	8.21%	11.26%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, primarily to predominantly common stocks, and, while there are no set percentage targets, the Fund invests predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -15.90%, underperforming the -14.20% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, stock selection, particularly in Europe, hindered the Fund’s performance relative to the benchmark. Within the region, Fund holdings in France and Sweden hurt results, while an overweighting in Germany also hampered performance. Additionally, stock selection in Japan and South Korea weighed on the Fund’s overall results in Asia.

From a sector perspective, Fund holdings in the financials, materials, and information technology sectors detracted from the Fund’s relative performance. In financials, French banking and financial services firm BNP Paribas significantly hindered results. In materials, German specialty chemicals company LANXESS was a notable detractor, while electronics company OMRON (Japan) weighed on results in information technology. Other major detractors included pharmaceuticals and life sciences company Bayer (Germany) in the health care sector, telecommunications services provider Vodafone Group (U.K.) in the communication services sector, and home improvement retailer Kingfisher (U.K.) in the consumer discretionary sector.

During the period, the U.S. dollar rose in value against most foreign currencies, which hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.

In contrast, an underweighted allocation in North America benefited the Fund’s relative results. Additionally, Fund holdings in China, Luxembourg, and Denmark contributed to relative performance, while the Fund’s overweighted allocations, relative to the benchmark, in the U.K. and Singapore also boosted results.

From a sector perspective, greater-than-benchmark stakes in the health care and energy sectors benefited relative results, while stock selection in the communication services sector also contributed. Medical devices manufacturer LivaNova (U.K.) boosted the Fund’s performance in the health care sector, Chinese wireless and mobile services provider China Telecom was a contributor in the communication services sector, and British integrated oil and gas company BP supported the Fund’s full-year returns in the energy sector.

Subadviser outlook

Fund management believes that one counterintuitive characteristic of financial markets is that the better things seem, the riskier they actually may be. Risks appear elevated to Fund management at this point in the cycle since central bank policy makers have begun raising interest rates against a backdrop of broadly high asset prices and historically low volatility. At Templeton, Fund management is resolved to avoid complacency and remain mindful of their privileged roles as stewards of client capital. However, the Fund will also remain invested in equity markets, with a focus, in the words of the firm’s founder, Sir John Templeton, on “those stocks having the lowest prices in relation to possible earning power of future years.”

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/18

Shire PLC	3.1%
Samsung Electronics Co. Ltd.	2.7%
BP PLC	2.7%
Royal Dutch Shell PLC Class B	2.7%
Standard Chartered PLC	2.5%
Roche Holding AG	2.2%
Sanofi	2.1%
BNP Paribas SA	2.0%
Suntory Beverage & Food Ltd.	1.9%
UBS Group AG Registered	1.9%

23.8%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/18

Financial	22.5%
Consumer, Non-cyclical	20.6%
Energy	12.3%
Communications	10.7%
Technology	7.5%
Industrial	7.1%
Basic Materials	5.2%
Consumer, Cyclical	4.8%
Utilities	3.1%
Diversified	1.5%
Mutual Funds	0.5%

Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%

Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class, Service Class, and the MSCI ACWI ex USA.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-15.90%	-1.53%	4.97%
Service Class	-16.03%	-1.74%	4.73%
MSCI ACWI ex USA	-14.20%	0.68%	6.57%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned 0.80%, outperforming the -1.51% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection within the consumer discretionary and energy sectors was the primary driver behind the Fund’s outperformance of its benchmark for the year ended December 31, 2018. Weak selection within the industrials, financials, and information technology sectors detracted from relative performance. The Fund also benefited from its overweight exposure, relative to the benchmark, to the information technology sector and its underweight exposure to the consumer staples sector, although this was partially offset by an underweight to the consumer discretionary sector.

Fund holdings that were top contributors to benchmark-relative returns were McDonald’s (consumer discretionary) and TJX (consumer discretionary). Shares of McDonald’s, a fast food franchiser, rose during the period as the company benefited from strong same-store sales due to the increased use of technology, a revamped “value” menu, and an upgraded design for its restaurants. TJX – the largest global off-price apparel and home goods retailer, which operates the TJ Maxx, Marshalls, and Home Goods brands – also contributed to the Fund’s relative returns. During the year, its shares rose after management reported strong consecutive quarterly earnings on the heels of strong same-store sales and better-than-expected 2018 guidance.

Fund holdings that were top detractors from relative performance included Caterpillar (industrials), Apple (information technology), and Citigroup (financials). Caterpillar, the world’s largest construction and mining manufacturer, underperformed, as rising material costs and fears of a slowdown of global growth drove down shares during the year. Apple designs, manufactures, and markets communication and media devices, and sells software, services, and accessories. Apple underperformed as the company began to face a maturing iPhone market. Shares fell as investors became concerned that a trade war between the United States and China could dim global growth prospects and decrease sales. Citigroup was the top underperformer in the lagging financials sector.

Subadviser outlook

In Fund management’s conversations with the management teams of the Funds’ portfolio companies, they are finding that most companies are focused on seeking ways to reduce costs, particularly by employing technology tools that promote productivity gain. Another secular trend Fund management continues to see is a focus on cyber security. Cyber breaches appear to be accelerating and the targets are getting much bigger. Companies are therefore seeking ways to quickly detect, mitigate, and localize any threats. The Fund owns several companies that Fund management believes have the potential to benefit from both of these trends.

As of the end of the period, the Fund’s largest overweight positions, relative to the benchmark, were in the information technology and consumer discretionary sectors and its largest underweight positions were in the industrials and consumer staples sectors.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/18

Microsoft Corp.	8.0%
Alphabet, Inc. Class C	6.1%
Apple, Inc.	4.1%
Amazon.com, Inc.	4.0%
Visa, Inc. Class A	3.1%
Mastercard, Inc. Class A	2.5%
The Procter & Gamble Co.	2.3%
The Home Depot, Inc.	2.2%
Amgen, Inc.	2.1%
salesforce.com, Inc.	2.1%

36.5%

MML Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	24.6%
Technology	24.4%
Communications	16.7%
Financial	11.9%
Consumer, Cyclical	11.5%
Industrial	5.2%
Energy	1.2%
Basic Materials	1.0%

Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%

Net Assets	100.0%

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Growth Fund Class II and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 12/8/11 - 12/31/18
Class II	0.80%	9.51%	12.82%
Russell 1000 Growth Index	-1.51%	10.40%	14.16%

Hypothetical Investments in MML Fundamental Growth Fund Service Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 5/1/12 - 12/31/18
Service Class I	0.66%	9.26%	11.01%
Russell 1000 Growth Index	-1.51%	10.40%	12.53%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned -10.34%, underperforming the -8.27% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Weak security selection was the primary driver of the Fund’s relative underperformance for the year ended December 31, 2018. Stock selection within the consumer staples, financials, and consumer discretionary sectors detracted from relative results, while strong stock choices in the information technology, communication services, and health care sectors partially offset the negative returns. Sector allocation, a residual of the Fund’s bottom-up stock selection process, marginally detracted from relative performance. The Fund’s overweight allocation, relative to the benchmark, to the energy sector and its underweight stake in the utilities sector weighed on performance, but was partially offset by an underweight allocation to the consumer staples sector and an overweight to the information technology sector.

Fund holdings that were top detractors from relative performance included Invesco (financials) and Halliburton (energy). Invesco, a U.S.-based investment management company, was hurt by broad market weakness and weak fund flows. Shares of Halliburton, a U.S.-based oil field services company, decreased over 40%. The energy sector experienced the steepest decline within the benchmark (-17.6%), primarily resulting from Organization of Petroleum Exporting Countries (OPEC) oversupplies and a related drop in oil prices. British-American Tobacco (consumer staples) was the top detractor in the poorly performing consumer staples sector. Not owning benchmark constituent Pfizer (health care), which performed well during the period, also detracted from the Fund’s relative results for the year.

Fund holdings that were top contributors to relative results for the year included Eli Lilly (health care) and XL Group (financials). Eli Lilly, a U.S.-based global pharmaceuticals company, returned over 47% during the period, as the company reported strong third-quarter results and released positive data on its diabetes franchise. Shares of XL Group, a global insurance and reinsurance company, rose sharply after the company agreed to be acquired by France-based insurer AXA. Since the share price of this Fund holding had reached its perceived value, Fund management eliminated the Fund’s position in this Fund holding during the period.

Subadviser outlook

Given the increase in economic uncertainty, Fund management is carefully monitoring business confidence for potential negative impact on 2019 spending plans. Fund management expects continued volatility in the near term, and they are evaluating new opportunities in companies where stock prices appear currently undervalued, offering what they believe to be attractive valuations in multiple economic scenarios.

The Fund ended the period with its largest overweight allocations to the information technology and energy sectors. The real estate and utilities sectors were the Fund’s largest underweight positions.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/18

JP Morgan Chase & Co.	4.3%
Bank of America Corp.	3.1%
Chevron Corp.	2.9%
Verizon Communications, Inc.	2.9%
Comcast Corp. Class A	2.7%
Cisco Systems, Inc.	2.7%
Merck & Co., Inc.	2.6%
Intel Corp.	2.5%
Citigroup, Inc.	2.3%
Wells Fargo & Co.	2.3%

28.3%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/18

Financial	26.6%
Consumer, Non-cyclical	22.6%
Energy	10.6%
Communications	10.1%
Industrial	9.2%
Technology	8.1%
Utilities	4.6%
Consumer, Cyclical	4.2%
Basic Materials	3.0%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Value Fund Class II and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 8/10/10 - 12/31/18
Class II	-10.34%	4.76%	9.29%
Russell 1000 Value Index	-8.27%	5.95%	10.67%

Hypothetical Investments in MML Fundamental Value Fund Service Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 5/1/12 - 12/31/18
Service Class I	-10.56%	4.52%	8.20%
Russell 1000 Value Index	-8.27%	5.95%	9.89%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund may invest a significant percentage of its assets in issuers in a single industry, sector, country, or region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class I shares returned -9.53%, underperforming the -8.71% return of the MSCI World Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of world equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, security selection and, to a lesser extent, an overweight position in the consumer staples sector were primary factors that detracted from the Fund’s performance relative to the benchmark. Within this sector, the Fund’s overweight position, relative to the benchmark, in American beauty products company Coty weighed on relative returns, as the stock underperformed the benchmark over the reporting period. An overweight position in the industrials sector also weakened relative returns, led by the Fund’s overweight stake in poorly performing Adecco (Switzerland), the largest temp staffing firm in the world. Not holding any positions in the strongly performing utilities sector further detracted from the Fund’s relative performance.

With respect to other Fund holdings, the Fund’s overweight positions in pharmaceutical company Bayer (Germany), custody bank State Street (U.S.), advertising and marketing firm WPP Group (U.K.), investment management and banking firm UBS (Switzerland), and two American companies – financial services firm Goldman Sachs and oil field services company Schlumberger – detracted from relative results. Additionally, not holding shares of two strongly performing American companies – software giant Microsoft and internet retailer Amazon – hurt relative performance.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance.

Security selection in the materials sector was a primary factor that lifted the Fund’s relative performance. Within this sector, an overweight position in German industrial gas supplier Linde aided relative returns. An underweight position in the poorly performing financials sector further supported relative results, although no Fund holdings within this sector were among the top relative contributors during the reporting period. The Fund’s overweight position in the health care sector also benefited relative performance. Within this sector, with respect to specific Fund holdings, overweight positions in American life sciences supply company Thermo Fisher Scientific and medical equipment companies Medtronic (Ireland-based), Abbott Laboratories, Cooper Companies, and Stryker (all U.S.-based) contributed positively to relative returns. The Fund’s relative performance was also supported by overweight positions in global payments technology company Visa (U.S.), French beverage company Pernod Ricard, luxury goods company LVMH (France), as well as not holding shares of the poorly performing American social media company Facebook.

Subadviser outlook

Fund management believes that, under more challenging market conditions (a scenario they view as fairly likely in 2019), companies that have become less competitive in a digital economy will no longer benefit from leniency on the part of credit rating agencies. These companies may develop a pressing need for credit at a time when the bond market is experiencing challenges. In such an environment, they believe asset selection will be critical and that differentiating between those companies with sustainable margins and those without will likely have a greater impact on Fund returns than it has in recent years. Longer term, Fund management believes markets will decelerate from the above-average returns experienced over the last three decades. Their 10-year capital market expectations currently forecast materially lower returns compared with what investors have experienced for the prior 10 years. Fund management forecasts potential returns for a global balanced portfolio (60/40 global equity/bond) at slightly above 4% (in U.S. dollar terms) before inflation.

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/18

Visa, Inc. Class A	3.0%
Medtronic PLC	3.0%
Thermo Fisher Scientific, Inc.	3.0%
Comcast Corp. Class A	2.8%
Nestle SA Registered	2.6%
Accenture PLC Class A	2.4%
Honeywell International, Inc.	2.3%
Essity AB Class B	2.2%
Reckitt Benckiser Group PLC	2.2%
Diageo PLC	2.2%

25.7%

MML Global Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	37.1%
Industrial	18.1%
Financial	12.6%
Communications	8.2%
Technology	7.5%
Consumer, Cyclical	7.5%
Basic Materials	6.1%
Energy	0.7%
Mutual Funds	0.4%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, Service Class I, and the MSCI World Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Class I	-9.53%	4.38%	10.83%
Class II	-9.57%	4.40%	10.89%
Service Class I	-9.84%	4.09%	10.55%
MSCI World Index	-8.71%	4.56%	9.67%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -5.20%, underperforming the -4.38% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, security selection in the information technology sector hurt performance relative to the benchmark. Within this sector, the Fund’s underweight position, relative to the benchmark, in software giant Microsoft hurt relative performance. The Fund’s overweight position in information technology company DXC Technology also held back relative returns. The timing of the Fund’s investment in broadband communications and networking services company Broadcom further hampered relative results. (The Fund sold Broadcom before the end of the reporting period.) Stock selection in the consumer discretionary sector also detracted from relative performance. Specifically, not owning shares of internet retailer Amazon negatively impacted the Fund’s relative returns. An overweight position in commercial products manufacturer Newell Brands further detracted from the Fund’s relative results.

In other sectors, the Fund’s overweight positions in oil field services company Schlumberger, financial services firm Goldman Sachs Group, and beauty products company Coty (which the Fund exited before year-end) weighed on relative performance. The Fund’s holdings of consumer goods packaging products manufacturer Crown Holdings (not held by the benchmark) detracted from relative results. Additionally, not owning shares of strongly performing pharmaceutical company Merck further held back relative returns.

The Fund’s holdings in the health care and real estate sectors contributed to the Fund’s full-year relative performance. Within the health care sector, the Fund’s overweight positions in life sciences supply company Thermo Fisher Scientific, medical device maker Medtronic, industrial and health care tools company Danaher, and pharmaceuticals company Eli Lilly aided relative returns. Within the real estate sector, an overweight position in broadcast and communication tower management firm American Tower bolstered relative performance.

Elsewhere, the Fund’s overweight holdings of global payments technology company Visa, debit and credit transaction processing company Mastercard, global provider of banking and payment technologies Fidelity National Information Services, and coffee and tea company Starbucks buoyed relative returns. Avoiding shares of diversified industrial conglomerate General Electric boosted the Fund’s relative returns as the stock price underperformed during the year.

Subadviser outlook

Fund management believes that, under more challenging market conditions (a scenario which they view as fairly likely in 2019), companies that have become less competitive in a digital economy will no longer benefit from leniency on the part of credit rating agencies. These companies may develop a pressing need for credit at a time when the bond market is experiencing challenges. In such an environment, Fund management believes asset selection will be critical. They believe that differentiating between those companies with sustainable margins and those without will likely have a greater impact on Fund returns than it has in recent years.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/18

Alphabet, Inc. Class A	3.4%
Visa, Inc. Class A	3.2%
Johnson & Johnson	3.1%
JP Morgan Chase & Co.	3.1%
American Tower Corp.	2.9%
Danaher Corp.	2.6%
Medtronic PLC	2.6%
Bank of America Corp.	2.4%
Thermo Fisher Scientific, Inc.	2.4%
Fidelity National Information Services, Inc.	2.2%

27.9%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	24.6%
Financial	21.6%
Technology	16.1%
Consumer, Cyclical	10.3%
Communications	9.9%
Industrial	8.9%
Energy	4.7%
Basic Materials	2.5%
Utilities	0.5%
Mutual Funds	0.0%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class, Service Class, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-5.20%	7.34%	12.17%
Service Class	-5.46%	7.07%	11.89%
S&P 500 Index	-4.38%	8.49%	13.12%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadviser believes are generally above $2 billion). The Fund’s subadviser is Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -11.68%, underperforming the -8.27% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, against a backdrop of extreme fear centering on trade issues and Federal Reserve policies, the only sectors in the benchmark that posted positive returns were utilities (a “bond-proxy” sector) and health care. Some of the areas in which the Fund found more value opportunities than in the benchmark (such as industrials and energy) did not fare well in the sell-off. Additionally, the stocks within the benchmark with the highest price tags outperformed their cheaper counterparts during the reporting period. (The Fund is more heavily concentrated in the lowest-priced stocks within the benchmark.) Consequently, the Fund lagged the benchmark for the year.

The Fund’s allocation to, and stock selection within, the industrials sector detracted from benchmark-relative performance for the year. Specifically, General Electric Co. (GE) underperformed due to poorly received third-quarter earnings. Operating income for GE’s Power business turned negative, leading new CEO Larry Culp to remove earnings and cash flow guidance for the year. The company also did little to define several uncertain liabilities, particularly those related to the long-term care insurance business. GE likely brought in Culp to significantly accelerate the restructuring of the Power business and reduce its leverage.

Turning to the positive, the Fund’s stock selection within the financials sector added to relative performance. Fund holding XL Group Ltd. (XL), a global insurance company, generated approximately 70% of its earnings primarily from insurance and 30% from reinsurance. XL was a meaningful contributor to performance during the year, as the French insurance conglomerate AXA acquired the company. Whereas XL entered 2018 trading at approximately $34 per share, the take-out offer was for $57.60, nearly a 70% premium. With the takeover deal having closed, XL is no longer a Fund holding.

Subadviser outlook

The fourth-quarter market rout was a reminder that the market is a discounting mechanism. In Fund management’s view, swift downturn has the potential to imply an end to the longest bull market in recent history. Just as sentiment and returns for equity markets can shift rapidly, so, too, can investors’ preference for growth or value styles of investing. After many quarters and years of dominance by growth stocks, 2018 ended with better performance from value stocks, as the value benchmark outperformed its growth counterpart by more than 8% from the end of the third quarter through late November. The growth and value pendulum may be finally swinging toward value after the longest growth run in 90 years. With sharp corrections come opportunities, and while the market continues to be volatile, Fund management is patiently and methodically executing the Fund’s value process.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/18

JP Morgan Chase & Co.	2.7%
Exelon Corp.	2.6%
Pfizer, Inc.	2.6%
ConocoPhillips	2.5%
Wells Fargo & Co.	2.5%
Dominion Energy, Inc.	2.5%
American Express Co.	2.4%
CVS Health Corp.	2.4%
Phillips 66	2.3%
Stanley Black & Decker, Inc.	2.3%

24.8%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/18

Financial	22.7%
Consumer, Non-cyclical	19.3%
Energy	13.4%
Industrial	10.0%
Consumer, Cyclical	9.0%
Technology	8.0%
Utilities	6.8%
Basic Materials	5.9%
Communications	3.3%
Mutual Funds	0.7%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class, Service Class, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-11.68%	5.67%	9.85%
Service Class	-11.94%	5.41%	9.57%
Russell 1000 Value Index	-8.27%	5.95%	11.18%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest a substantial portion of its assets in just one region or country and may, but does not currently intend to, invest in U.S. companies. Ordinarily, the Fund’s portfolio typically holds thirty to sixty stocks and the Fund invests in the securities of at least five countries outside the U.S. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned -23.79%, underperforming, by a wide margin, the -14.09% return of the MSCI World Index ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of world, excluding U.S. equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, the Fund holding that was the most significant detractor from performance was banking firm BNP Paribas (France). The top individual contributor for the 12-month period was aerospace/defense company Safran (France).

As the Fund uses a bottom-up approach in selecting stocks, country and sector allocations are a result of the Fund’s stock selection process. With respect to country and sector performance relative to the benchmark, stock selection drove the Fund’s underperformance.

During the year, from a geographic perspective, the Fund’s positions in the U.K., Germany, and France detracted the most from relative performance. These three regions were also the largest detractors from the Fund’s absolute return, as 14 of its 15 U.K.-based holdings, all six of its Germany-based holdings, and seven of its 10 France-based holdings declined for the year. From a sector perspective, consumer discretionary detracted the most from relative results, chiefly due to stock selection, as nine of the Fund’s 11 consumer discretionary holdings supplied negative absolute returns. The largest declines came from French global automotive supplier Valeo (-60%) and American auto parts company Continental (-48%). Financials was the largest detractor from the Fund’s absolute return, as 10 of 12 underlying holdings lost value for the year.

A larger-than-benchmark weighting in the U.S. and Fund holdings in India produced the best relative performance for the year. In addition, both the U.S. and India contributed to the Fund’s collective return for the period, as all underlying Fund holdings gained value. U.S.-traded (U.K.-headquartered) insurance company Willis Towers Watson and India-based software and services firm Infosys were the Fund holdings that were the top absolute performers in those two regions. The best relative performance for 2018 came from Fund holdings in the technology sector, and even though the sector’s absolute collective return was negative, software and services firm Infosys generated a positive absolute return. Consumer staples was the only sector that contributed to the Fund’s absolute return, due to food and retail company Alimentation Couche-Tard (Canada), which advanced 20%, and French spirits producer Pernod Ricard, which gained 5%.

As of year-end 2018, the Fund held hedges on the Swiss franc. Approximately 23% of the Fund’s exposure to the franc was hedged, on Fund management’s belief that the currency had appreciated above the range of its intrinsic value as measured by purchasing power parity and other economic fundamentals. Currency hedges contributed to the Fund’s performance for the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Market volatility prevailed throughout 2018, due to a combination of trade wars, faltering Brexit negotiations, a reversal of economic growth in Japan, and decelerating growth in China. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Geopolitical headlines shook global markets and pressured equity prices, especially in the fourth quarter of 2018. As seasoned investors, Fund management knows that geopolitical events will always be part of the investing climate and can generate short-term impacts on stock prices. However, they believe that underlying business values are largely unaffected by macro events. Fund management remains focused on fundamental factors and utilizes discipline to take advantage of the market’s volatility and investors’ impatience. They believe that market declines offer ripe opportunities for them to identify extraordinary investment candidates that they believe have the potential to create long-term value for the Fund’s investors.

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML International Equity Fund Largest Holdings (% of Net Assets) on 12/31/18

BNP Paribas SA	3.8%
Daimler AG Registered	3.7%
Lloyds Banking Group PLC	3.6%
Intesa Sanpaolo SpA	3.6%
Credit Suisse Group AG Registered	3.4%
Continental AG	3.2%
CNH Industrial NV	3.1%
Bayerische Motoren Werke AG	2.9%
Glencore PLC	2.9%
Naspers Ltd.	2.8%

33.0%

MML International Equity Fund Sector Table (% of Net Assets) on 12/31/18

Financial	27.9%
Consumer, Cyclical	24.0%
Industrial	11.9%
Communications	11.8%
Consumer, Non-cyclical	10.7%
Basic Materials	5.0%
Technology	4.3%
Energy	1.3%

Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%

Net Assets	100.0%

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML International Equity Fund Class II and the MSCI World Index ex USA.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Since Inception Average Annual 1/7/14 - 12/31/18
Class II	-23.79%	-0.48%
MSCI World Index ex USA	-14.09%	0.56%

Hypothetical Investments in MML International Equity Fund Service Class I and the MSCI World Index ex USA.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Since Inception Average Annual 5/1/14 - 12/31/18
Service Class I	-24.04%	-1.37%
MSCI World Index ex USA	-14.09%	-0.20%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index ex USA is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Loomis, Sayles & Company, L.P. (Loomis Sayles).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -2.26%, underperforming the -1.51% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, stock selection in the information technology, financials, consumer staples, health care, and energy sectors – as well as the Fund’s allocation to the energy, consumer discretionary, and consumer staples sectors – detracted from relative performance. Fund holdings Facebook and Schlumberger were the largest detractors. A strategic holding since its initial public offering (IPO) in 2012, Facebook reported solid overall growth and market share gains versus the prior-year period. However, investors reacted negatively to management’s mid-year guidance for a near-term deceleration in revenue growth, coupled with a multi-year acceleration in investments. The company noted that revenue in the second half of 2018 would be negatively impacted by its decisions to provide users more choices around privacy and to increase focus on Instagram and FB Stories, two “experience” products that the company believes will drive improved engagement, but where monetization is lower. Facebook announced a substantial increase in investments for 2018 and 2019, targeting core product development, safety and security, virtual reality, marketing, and content acquisition. As a result, Facebook expects expenses will increase faster than revenue over the near term, pressuring margins. Schlumberger, the world’s leading oil field services company, reported global sales that rose 12% compared with the year-ago period. Nevertheless, stocks in the oil services sector came under pressure on short-term concerns over slowing activity in North America, where stronger-than-expected production, coupled with insufficient takeaway capacity in the Permian basin, has led operators to delay well completions. More recently, concerns over global demand growth have contributed to falling oil prices, impacting expectations for global service activity in 2019.

Stock selection in the consumer discretionary, industrials, and communication services sectors – as well as the Fund’s allocation to the industrials, information technology, and communication services sectors – contributed positively to relative returns for the year. With respect to individual Fund holdings, Amazon and Visa were the largest contributors to performance. E-commerce giant Amazon reported healthy fundamentals and strong revenue growth during the period. Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products. During the reporting period, Visa reported revenue and earnings that were strong and in line with or better than market expectations.

Subadviser outlook

The Fund’s investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process can lead to a lower turnover portfolio, where sector positioning is the result of stock selection. At year-end, the Fund was overweight, relative to the benchmark, in the consumer staples, consumer discretionary, health care, energy, and financials sectors – and underweight in the information technology, industrials, and communication services sectors. The Fund held no positions in the materials, real estate, telecommunications services, or utilities sectors. Fund management remains committed to its long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/18

Amazon.com, Inc.	6.5%
Visa, Inc. Class A	6.4%
Alibaba Group Holding Ltd. Sponsored ADR	5.1%
Oracle Corp.	4.9%
Facebook, Inc. Class A	4.9%
Autodesk, Inc.	4.1%
Regeneron Pharmaceuticals, Inc.	3.7%
Microsoft Corp.	3.4%
Starbucks Corp.	3.3%
Monster Beverage Corp.	3.3%

45.6%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	28.6%
Communications	27.2%
Technology	17.5%
Financial	9.6%
Industrial	6.8%
Consumer, Cyclical	6.7%
Energy	1.7%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class, Service Class, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-2.26%	8.39%	13.32%
Service Class	-2.46%	8.12%	13.02%
Russell 1000 Growth Index	-1.51%	10.40%	15.29%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Volatility Fund and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -4.69%, underperforming the -4.38% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market. The Index is the Fund’s benchmark. The Fund underperformed the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Throughout 2018, the Fund’s two-part option strategy delivered equity market participation during market advances, while mitigating losses during market declines. Specifically, the Fund returned 1.54% through January 26, lagging the Index as expected in a period when the market advanced at an above-average rate with low implied volatility. The Fund subsequently delivered downside protection by declining 4.73% from January 26 through February 8, less than half the loss of the Index over the same time period.

The Fund ended the first quarter with a return of -2.36%, lessening the underperformance gap that was created in January, but not by enough to achieve a better return than the Index for the quarter. From March 31 through September 30, the Fund returned 5.53%, capturing slightly less than half the return of its benchmark over the same period. In the fourth quarter, the Fund returned -7.50%, offsetting nearly half the loss of its benchmark despite smaller-than-expected gains from Index put option positions due to the muted and delayed implied volatility response to the market’s decline.

The Fund’s equity portfolio returned -4.01% for the year, a performance differential of +0.37% versus the Index. Consistent with its investment objective, the Fund’s measured risk was low relative to the U.S. equity market, as its standard deviation for 2018 was 8.78% versus 17.06% for the Index.

Subadviser outlook

Fund management’s investment philosophy is informed by its long history and maintains that the U.S. equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Fund management’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow, rather than seeking to forecast the market, can be a lower-risk means to participate in equity markets. By staying true to this philosophy and continuing to manage the Fund consistently with the firm’s historical approach, Fund management assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment.

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 12/31/18

Microsoft Corp.	3.8%
Apple, Inc.	3.4%
Amazon.com, Inc.	3.0%
Berkshire Hathaway, Inc. Class B	1.9%
Johnson & Johnson	1.7%
JP Morgan Chase & Co.	1.5%
Alphabet, Inc. Class C	1.5%
Facebook, Inc. Class A	1.5%
Alphabet, Inc. Class A	1.5%
Exxon Mobil Corp.	1.4%

21.2%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	23.4%
Financial	18.6%
Technology	16.0%
Communications	14.6%
Industrial	9.1%
Consumer, Cyclical	8.5%
Energy	5.3%
Utilities	3.4%
Basic Materials	2.2%
Mutual Funds	0.0%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Volatility Fund Initial Class, Service Class, the S&P 500 Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-4.69%	2.99%	8.10%
Service Class	-4.93%	2.73%	7.83%
S&P 500 Index*	-4.38%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -2.17%, outperforming the -4.75% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s -2.17% return outperformed, by a wide margin, the -11.08% return of the S&P MidCap 400® Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Broadly speaking, stock selection contributed to relative performance for the year ended December 31, 2018, while sector allocation detracted. At the sector level, materials, communication services, information technology, and financials benefited relative performance, while health care hindered relative results.

The materials sector contributed to the Fund’s relative performance, due to stock selection. Fund holding Ball, a leading global manufacturer of metal food and beverage packaging products, benefited results. Its shares rose after Ball announced a joint venture project and closed a smaller Brazilian plant. Another Fund holding, coatings company RPM, saw its share price jump in late June 2018 – and remain elevated – following the announcement that an activist investor had taken a sizable position in the company. Shares of industrial gas company Air Products & Chemicals were volatile, but this Fund holding nevertheless outperformed the broader materials industry.

In the communication services sector, security selection and an underweight position, relative to the benchmark, aided relative performance. Shares of Fund holding IAC/InterActiveCorp, a media and internet services holding company, rose after strong second-quarter results alleviated concerns following a difficult first quarter. The information technology sector also boosted relative performance, due to stock selection. There, Fund holding and electronic design and test solutions provider Keysight Technologies helped to drive the Fund’s full-year results. Security selection in financials was another benefit to the Fund’s relative performance. Shares of property and casualty insurer Willis Towers Watson were volatile, sinking after this Fund holding’s disappointing second-quarter results – before jumping back up on the heels of its strong third-quarter results.

Despite a beneficial overweight position in health care, the sector hindered the Fund’s relative performance due to security selection. The share price of specialty pharmaceutical company Alkermes stumbled amid uncertainty around this Fund holding’s drug pipeline. Elsewhere, in the consumer staples sector, shares of food conglomerate Conagra Brands traded within a modest range for much of the period, until mediocre third-quarter results pressured the price of this Fund holding’s stock.

Subadviser outlook

Fund management moved to a more defensive position in recent quarters, given the worrisome echoes with past periods of exuberance – in particular, the dot-com bubble of the late 1990s, although valuations in 2018 never reached those extremes. In recent years, Fund management warned that companies were gorging on nearly cost-free financing due to the Federal Reserve’s extraordinary monetary easing. Consequently, they are closely monitoring how individual companies are faring as interest rates have begun to rise.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/18

Teleflex, Inc.	2.6%
The Cooper Cos., Inc.	2.1%
Microchip Technology, Inc.	2.0%
Keysight Technologies, Inc.	1.9%
Hologic, Inc.	1.9%
Willis Towers Watson PLC	1.7%
Textron, Inc.	1.7%
Agilent Technologies, Inc.	1.7%
Harris Corp.	1.6%
IAC/InterActiveCorp	1.5%

18.7%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	25.6%
Industrial	21.8%
Consumer, Cyclical	16.3%
Technology	13.1%
Financial	8.1%
Basic Materials	3.0%
Communications	2.9%
Energy	2.1%
Mutual Funds	1.8%
Utilities	1.1%

Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%

Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, Service Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-2.17%	9.44%	16.20%
Service Class	-2.45%	9.15%	15.90%
Russell Midcap Growth Index *	-4.75%	7.42%	15.12%
S&P MidCap 400 Index	-11.08%	6.03%	13.68%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -12.99%, underperforming the -12.29% return of the Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, equity markets declined. Broad U.S. equity markets fell considerably due to concerns about slowing global economic and earnings growth, less accommodative monetary policy, falling oil prices, trade tensions, and a partial U.S. government shutdown in late December. The energy sector was particularly weak, given the decline in oil prices, while the more defensive utilities sector held up best during this period of volatility.

During the year, value underperformed and quality outperformed. According to the FTSE Russell indices, growth outperformed value by a meaningful margin for the year. Additionally, large-cap stocks outperformed their mid-cap counterparts for the year, and both categories outperformed small-caps. Furthermore, higher-quality stocks (rated B+ or better) generally outperformed their lower-quality competitors (rated B or lower).

The real estate sector was a key detractor for the year. The Fund’s underweight allocation, relative to the benchmark, to real estate and its position in Weyerhaeuser, one of the world’s largest private owners of timberlands, weighed on performance. Weyerhaeuser’s stock was pressured by a decline in timber pricing. The Fund maintained its sizable underweight in the real estate sector because Fund management’s metrics showed that valuations in the sector generally remained inflated.

The energy sector was another detractor during the year, as several of the Fund’s holdings within the sector declined and weighed on relative performance. These included Fund holdings Cimarex Energy, a higher-quality energy exploration and production company; and EQT, a natural gas exploration and pipeline company.

On the positive side, the consumer discretionary sector contributed and was an area of strength for the Fund. More specifically, automotive parts retailer Advance Auto Parts’ stock rose on solid quarterly results and guidance. The Fund’s health care holdings also outperformed – including hospital company LifePoint Health, which is being acquired for a significant premium by Apollo Global Management, a private equity firm.

Subadviser outlook

The Fund continues to invest in companies where Fund management believes the valuation does not reflect the quality and normal earnings power of the company. Their process is based on individual security selection, but broad themes have emerged. At year-end, the Fund held an overweight stake in the health care sector. The Fund also had a lower allocation to the consumer staples sector, and no investments in the communication services sector. As bottom-up investors, Fund management generally finds securities in the new communication services sector to have relatively volatile business models and more leveraged balance sheets. As a result, the Fund had no exposure to the sector as of the end of the year.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/18

Zimmer Biomet Holdings, Inc.	3.4%
Northern Trust Corp.	2.7%
Hubbell, Inc.	2.5%
BB&T Corp.	2.2%
Xcel Energy, Inc.	1.9%
Weyerhaeuser Co.	1.8%
iShares Russell Mid-Cap Value ETF	1.8%
Invesco Ltd.	1.6%
NorthWestern Corp.	1.6%
Johnson Controls International PLC	1.6%

21.1%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/18

Financial	27.7%
Industrial	18.2%
Consumer, Non-cyclical	15.6%
Consumer, Cyclical	11.1%
Utilities	8.7%
Energy	7.6%
Technology	5.8%
Mutual Funds	1.8%

Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%

Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class, Service Class, and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-12.99%	6.61%	12.54%
Service Class	-13.31%	6.33%	12.26%
Russell Midcap Value Index	-12.29%	5.44%	13.03%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -4.87%, outperforming the -9.31% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s -4.87% return outperformed, by a wide margin, the -11.01% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, strong security selection was the main driver of the Fund’s relative outperformance. Selection was particularly positive within the health care, industrials, and information technology sectors. This was offset by weaker selection within the financials and consumer discretionary sectors, and underweight exposure, relative to the benchmark, to the health care sector. Sector allocation is a residual of the Fund’s bottom-up stock selection process.

Fund holdings that were top individual contributors to relative performance during the period included The Trade Desk and Zebra Technologies (both in the information technology sector), and DexCom (health care). The Trade Desk, a digital advertising platform for media buyers, exceeded market expectations as more ad dollars continued to shift to the digital platform. The Fund trimmed its position into strength throughout the period, but remained overweight at the end of the year. Zebra Technologies, a barcode scanning and radio frequency identification company, was another top contributor in the information technology sector. DexCom was the standout Fund holding in the well-performing health care sector.

Fund holdings that detracted most from relative returns during the period included Floor & Décor and Marriott Vacations Worldwide (both in the consumer discretionary sector), and Texas Capital Bank (financials). Floor & Décor, which sells hard-surface flooring, reported disappointing sales and lowered guidance. The Fund modestly trimmed its position, but continued to hold the stock. Marriott Vacations Worldwide, a global hotel operator and franchisor, was a detractor as near-term performance and conservative management of a recent acquisition created headwinds for the stock. Texas Capital Bank was the standout detractor in the poorly performing financials sector.

Subadviser outlook

Domestic small-cap equities suffered their largest quarterly loss in the fourth quarter since the third quarter of 2011. Volatility was elevated, as markets contended with a confluence of moderating economic growth, tighter liquidity and monetary policy, trade uncertainty, and political turmoil. These investor concerns more than offset the continued favorable corporate earnings growth cycle. While Fund management believes the U.S. economy continues to be solid, albeit growing more slowly than in the first half of 2018, they remain watchful for potential downside risks to both the general economy and financial markets that could disrupt the U.S. economic growth outlook.

As of the end of the year, the Fund was most overweight in the industrials, materials, and consumer discretionary sectors – and most underweight in the health care, consumer discretionary, and communication services sectors.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/18

Insulet Corp.	2.0%
Performance Food Group Co.	1.4%
Haemonetics Corp.	1.2%
iShares Russell 2000 Index Fund	1.2%
Omnicell, Inc.	1.2%
TriNet Group, Inc.	1.2%
Entegris, Inc.	1.1%
EnerSys	1.1%
Actuant Corp. Class A	1.1%
Carpenter Technology Corp.	1.1%

12.6%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	24.9%
Financial	18.8%
Consumer, Cyclical	14.1%
Technology	11.1%
Industrial	10.1%
Communications	6.7%
Basic Materials	4.4%
Mutual Funds	3.5%
Energy	3.0%
Utilities	0.6%

Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%

Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, Service Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-4.87%	5.77%	13.59%
Service Class	-5.11%	5.51%	13.31%
Russell 2000 Growth Index *	-9.31%	5.13%	13.52%
Russell 2000 Index	-11.01%	4.41%	11.97%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned -12.94%, underperforming the -12.86% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund underperformed the -11.01% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, Fund holdings within the industrials, financials, and consumer discretionary sectors hurt the Fund’s performance. Stock selection aided the Fund’s relative outperformance, although sector allocation offset most of those results. The health care and consumer staples sectors both helped relative results, primarily due to stock selection.

Stock selection in the industrials sector weighed on the Fund’s relative performance for the year. Fund holding Triumph Group is a global supplier of aerospace components and systems. The company’s aerostructures division continued to churn through a financially difficult transition, as old programs wound down and new programs began to ramp up.

Additionally, Fund holdings in both the financials and consumer discretionary sectors detracted from relative results, due to less-than-favorable stock selection. Within the consumer discretionary sector, a notable detractor from full-year returns was Fund holding Lumber Liquidators. The stock price of the company suffered as investors focused on the competitive threat from big-box retailers offering a more varied selection of inventory, and the significant exposure that the firm has to the potential tariffs imposed on Chinese-sourced products.

On the other side of the ledger, the health care sector was the top relative performer for the year, due to stock selection. There, one notable Fund holding was the Ensign Group, which provides a broad range of skilled nursing and assisted living services. The firm recently reported a healthy quarter exhibiting organic growth, and it has been a consistent and stable grower historically. Additionally, Atrion – a Fund holding that develops and manufactures proprietary components for medical devices – is a quality company that generates regular cash flow, benefiting from tax reform more than many in its space, while holding up well in the generally challenged health care sector.

The consumer staples sector was also a relative contributor to performance during the period, due to stock choices. Post Holdings has proven to be an aggregator of attractive assets and a value creator with an impressive track record under Bill Stiritz, now non-executive chairman of the company. In recent years, while the packaged foods space has been undergoing significant consolidation, this Fund holding has acquired a number of companies that have piqued investor interest. The firm recently announced plans to separate and launch an initial public offering (IPO) of its active nutrition business.

The Fund held warrants at various points during the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

While Fund management believes that overall global growth has the potential to slow in 2019, they generally do not anticipate a recession in the U.S. – and they expect some rebound in European and Chinese growth. Their view is that the Federal Reserve has completed most of its anticipated tightening, making further rate hikes less of a challenge for investors. The auto and housing sectors in the U.S. have slowed as interest rates have risen, but the types of distortions that are typically apparent at the end of a market cycle are conspicuously absent in their view. As a result, Fund management does not expect a boom being followed by a bust. They observe that the current environment has not seen a widespread misallocation of capital and euphoria in certain sectors, such as what occurred in the telecommunications infrastructure in 1999, and in housing in the mid-2000s.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/18

Green Dot Corp. Class A	1.7%
Littelfuse, Inc.	1.6%
Home BancShares, Inc.	1.5%
Atrion Corp.	1.5%
ONE Gas, Inc.	1.3%
Belden, Inc.	1.3%
Nomad Foods Ltd.	1.2%
Landstar System, Inc.	1.2%
Chesapeake Utilities Corp.	1.2%
Quidel Corp.	1.2%

13.7%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/18

Financial	33.5%
Consumer, Non-cyclical	18.1%
Industrial	14.1%
Consumer, Cyclical	8.6%
Utilities	6.9%
Energy	4.8%
Technology	4.1%
Communications	3.4%
Basic Materials	2.5%
Mutual Funds	1.9%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Value Fund Class II, Service Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 2/27/09 - 12/31/18
Class II	-12.94%	4.14%	13.82%
Service Class I	-13.19%	3.87%	13.53%
Russell 2000 Value Index*	-12.86%	3.61%	14.04%
Russell 2000 Index	-11.01%	4.41%	15.04%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class Shares returned -14.92%, underperforming the -12.36% return of the Russell 2500TM Value Index (the “benchmark”), which measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 Index companies with lower price-to-book and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, overall stock selection detracted from the Fund’s performance, primarily owing to Fund holdings in the consumer discretionary, financials, and industrials sectors. The Fund’s underweight position, relative to the benchmark, in the utilities sector and overweight allocation to the energy sector also detracted. An overweight position to and stock selection within the technology sector contributed, as did stock selection in the health care and real estate sectors.

Fund holdings that detracted from performance during the year included Cooper Standard, Texas Capital Bancshares, and Alcoa. The shares of Cooper Standard, a global auto parts supplier, traded down after management meaningfully reduced revenue and profit guidance. The company’s outlook was negatively impacted by a slowdown in Chinese and European auto sales, as well as by cost pressures from both rising input costs and trade tariffs. Texas Capital Bancshares, a Dallas-based regional bank, also underperformed. The bank reported weaker-than-expected earnings due to slowing loan growth and rising deposit costs, the result of increased competition. Shares of aluminum producer Alcoa detracted amid tariff and broader global supply concerns.

Two Fund holdings, Mellanox Technologies and Finisar, benefited the Fund’s performance due to strong company-specific catalysts. Mellanox, a supplier of high-speed storage and network connectivity computer chips, rose after the company delivered stronger-than-expected earnings. Mellanox surpassed growth expectations for its new ethernet products and significantly expanded its profit margins through internal cost-containment efforts. Finisar, a manufacturer of components used in data centers and telecommunications infrastructure, also outperformed. The company announced that it had reached a deal to be acquired at a significant premium by one of its competitors. Another Fund holding, Molina Healthcare, a managed-care company providing health care services for Medicaid, advanced; its shares rose sharply after it reported significantly better-than-expected profitability. Under its new CEO, Molina showed meaningful improvement in reducing its medical and overhead costs.

Subadviser outlook

As we enter 2019, Fund management believes that investors are faced with a world that is sharply different from that of just one year ago. The economy is still supported by the solid foundation of strong employment and high-capacity utilization, but vulnerability began to emerge in 2018, as the impact of Federal Reserve Board rate hikes and trade frictions sapped investor confidence. Markets reacted to the increased fragility of the economy by selling risk assets and creating a significant opportunity in value stocks.

While Fund management shares some of the market’s concerns about the state of the economy, their view is that many companies are entering this period of heightened risk on sounder footing relative to a decade ago. They have reduced fixed costs, strengthened balance sheets and improved free-cash-flow generation. The size and breadth of this opportunity makes it fertile ground for active managers. Not every company will emerge from a possible pullback unscathed. Consequently, Fund management’s view is that focusing on the companies with the best competitive positions and strongest balance sheets and cash flow will be more crucial than ever.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/18

Everest Re Group Ltd.	2.0%
Reinsurance Group of America, Inc.	2.0%
Zions Bancorp NA	1.6%
Camden Property Trust	1.6%
US Foods Holding Corp.	1.6%
Finisar Corp.	1.6%
American Campus Communities, Inc.	1.5%
CubeSmart	1.5%
Sun Communities, Inc.	1.5%
Alliant Energy Corp.	1.5%

16.4%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/18

Financial	32.9%
Consumer, Cyclical	12.4%
Consumer, Non-cyclical	11.5%
Industrial	11.3%
Technology	10.7%
Energy	6.8%
Utilities	5.6%
Communications	3.9%
Basic Materials	1.8%
Mutual Funds	0.0%

Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%

Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class, Service Class, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-14.92%	4.54%	13.15%
Service Class	-15.12%	4.27%	12.86%
Russell 2500 Value Index	-12.36%	4.16%	11.62%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned -0.07%, underperforming the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The year ended in whirlwind fashion, as markets whipsawed over concerns regarding slowing global growth, trade deterioration, and policy uncertainty. Heightened volatility dampened the mood of investors, who faced a liquidity-constrained environment at year-end. Overall, 2018 was one of repriced expectations as the defining feature of this cycle – central bank support – continued to be withdrawn. While the Federal Reserve Board’s (the Fed) December hike was largely anticipated, market volatility and concerns about the economic outlook led many investors to expect the Fed to pause rate hikes in 2019, even as the Fed itself maintained a tightening bias. This mismatch in expectations may increase the possibility for a policy misstep, adding to numerous downside risks facing the economy. Meanwhile, the yield curve flattened considerably, as inflation expectations collapsed, and inverted between 2- and 5-year maturities in mid-December. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. Yield curve inversion occurs when yields on longer-term bonds drop below yields of shorter-term bonds.) Whether this inversion was a classic recession signal or just a short-term aberration, it serves as a warning flag as the impact of tax cuts and deregulation fade.

For the year ended December 31, 2018, the Fund underperformed the benchmark by a small margin. An overweight allocation, relative to the benchmark, to securitized products slightly detracted from full-year returns, as mortgage- and asset-backed spreads widened in sympathy with broader markets.

The Fund’s duration positioning boosted returns. As interest rates marched higher in 2018, the duration of the Fund was extended in a disciplined fashion, from 0.3 years short the benchmark at the start of the year to 0.2 years long at the end on better yield compensation. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

The Fund also benefited from an underweight to non-U.S. sovereigns and emerging-market debt, which were among the worst performers in fixed income as the dollar strengthened and investors migrated into safer assets amid volatility. Finally, the Fund continued to see small contributions from its position in Japanese Government issued T-bills, with the yen exposure fully hedged out using a dollar-yen cross-currency swap.

During the year, the Fund utilized derivatives to manage duration and yield curve, which had no material impact on performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Vulnerabilities were exposed during the year as weakening flows and tight liquidity conditions proved to be challenges for broad swaths of the market. Fund management believes that this environment has the potential to continue, with global monetary policy possibly being less accommodative in 2019, coinciding with a general expectation for a deceleration in growth. In the U.S., it is possible that the Fed will be forced to pause its rate hikes, with the direction of policy a key source of uncertainty. Even with the spread widening and recalibration of investor sentiment over the year, Fund management believes that valuations may not have fully priced in long-term fundamental risks. As such, Fund positioning remains defensive, with corporate credit emphasizing regulated and defensive sectors, while Fund management continues to look for opportunities to add exposure as spreads widen toward median levels.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/18

Corporate Debt	34.0%
U.S. Government Agency Obligations and Instrumentalities	32.7%
U.S. Treasury Obligations	17.7%
Non-U.S. Government Agency Obligations	15.8%
Municipal Obligations	1.2%
Mutual Funds	0.3%
Bank Loans	0.2%
Sovereign Debt Obligations	0.1%

Total Long-Term Investments	102.0%
Short-Term Investments and Other Assets and Liabilities	(2.0)%

Net Assets	100.0%

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Total Return Bond Fund Class II and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 8/10/10 - 12/31/18
Class II	-0.07%	2.06%	2.38%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	2.63%

Hypothetical Investments in MML Total Return Bond Fund Service Class I and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 5/1/12 - 12/31/18
Service Class I	-0.35%	1.80%	1.79%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	2.01%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.5%
Basic Materials — 0.3%
Chemicals — 0.3%
Air Products & Chemicals, Inc.	1,643	$262,962
DowDuPont, Inc.	1,300	69,524
The Sherwin-Williams Co.	1,930	759,378

		1,091,864

Communications — 29.7%
Internet — 29.6%
Alibaba Group Holding Ltd. Sponsored ADR (a)	76,209	10,445,968
Alphabet, Inc. Class A (a)	5,614	5,866,406
Alphabet, Inc. Class C (a)	15,097	15,634,604
Amazon.com, Inc. (a)	23,562	35,389,417
Booking Holdings, Inc. (a)	6,162	10,613,552
Ctrip.com International Ltd. ADR (a)	1,540	41,672
Facebook, Inc. Class A (a)	103,880	13,617,629
IAC/InterActiveCorp (a)	4,621	845,828
Netflix, Inc. (a)	16,688	4,466,710
Tencent Holdings Ltd.	196,200	7,777,177

		104,698,963

Telecommunications — 0.1%
Motorola Solutions, Inc.	1,600	184,064

		104,883,027

Consumer, Cyclical — 7.6%
Airlines — 1.2%
Alaska Air Group, Inc.	6,885	418,952
American Airlines Group, Inc.	14,967	480,590
Delta Air Lines, Inc.	31,203	1,557,030
United Continental Holdings, Inc. (a)	21,380	1,790,148

		4,246,720

Auto Manufacturers — 1.3%
Ferrari NV	3,395	337,599
Tesla, Inc. (a)	12,477	4,152,345

		4,489,944

Auto Parts & Equipment — 0.5%
Aptiv PLC	27,367	1,684,986

Leisure Time — 0.5%
Norwegian Cruise Line Holdings Ltd. (a)	7,547	319,917
Royal Caribbean Cruises Ltd.	16,972	1,659,692

		1,979,609

Lodging — 1.0%
Hilton Worldwide Holdings, Inc.	17,789	1,277,250

	Number of Shares	Value
Marriott International, Inc. Class A	19,534	$2,120,611
Wynn Resorts Ltd.	451	44,609

		3,442,470

Retail — 3.1%
Dollar General Corp.	33,131	3,580,798
McDonald’s Corp.	9,289	1,649,448
Restaurant Brands International, Inc.	18,206	952,174
Ross Stores, Inc.	37,710	3,137,472
Ulta Salon Cosmetics & Fragrance, Inc. (a)	600	146,904
Yum! Brands, Inc.	16,870	1,550,690

		11,017,486

		26,861,215

Consumer, Non-cyclical — 24.6%
Agriculture — 0.0%
Philip Morris International, Inc.	500	33,380

Beverages — 0.1%
Constellation Brands, Inc. Class A	800	128,656

Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc. (a)	21,123	2,056,535
Biogen, Inc. (a)	66	19,861
Celgene Corp. (a)	285	18,266
Illumina, Inc. (a)	1,343	402,806
Vertex Pharmaceuticals, Inc. (a)	36,503	6,048,912

		8,546,380

Commercial Services — 4.2%
Ant International Co., Ltd. Class C (Acquired 6/07/18, Cost $775,038) (a) (b) (c) (d)	138,153	775,038
Automatic Data Processing, Inc.	2,400	314,688
Cintas Corp.	2,104	353,451
CoStar Group, Inc. (a)	681	229,729
FleetCor Technologies, Inc. (a)	3,082	572,389
Global Payments, Inc.	38,181	3,937,606
IHS Markit Ltd. (a)	1,148	55,070
PayPal Holdings, Inc. (a)	72,666	6,110,484
S&P Global, Inc.	5,635	957,612
Worldpay, Inc. Class A (a)	22,484	1,718,452

		15,024,519

Health Care – Products — 8.1%
Abbott Laboratories	15,416	1,115,039
Becton, Dickinson & Co.	31,534	7,105,241
Danaher Corp.	36,052	3,717,682
Intuitive Surgical, Inc. (a)	12,542	6,006,615
Stryker Corp.	43,732	6,854,991
Thermo Fisher Scientific, Inc.	17,347	3,882,085

		28,681,653

Health Care – Services — 6.7%
Anthem, Inc.	20,624	5,416,481
Centene Corp. (a)	17,293	1,993,883

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HCA Healthcare, Inc.	7,160	$891,062
Humana, Inc.	7,964	2,281,527
UnitedHealth Group, Inc.	45,882	11,430,124
WellCare Health Plans, Inc. (a)	7,550	1,782,479

		23,795,556

Pharmaceuticals — 3.1%
Cigna Corp. (a)	32,564	6,184,555
Eli Lilly & Co.	23,311	2,697,549
Merck & Co., Inc.	19,194	1,466,613
Pfizer, Inc.	9,100	397,215
Zoetis, Inc.	2,900	248,066

		10,993,998

		87,204,142

Financial — 12.5%
Banks — 1.5%
Citigroup, Inc.	1,700	88,502
The Goldman Sachs Group, Inc.	100	16,705
JP Morgan Chase & Co.	12,272	1,197,992
Morgan Stanley	93,618	3,711,954
Northern Trust Corp.	500	41,795
State Street Corp.	3,798	239,540

		5,296,488

Diversified Financial Services — 9.6%
Ameriprise Financial, Inc.	400	41,748
The Charles Schwab Corp.	65,956	2,739,153
Intercontinental Exchange, Inc.	35,014	2,637,605
Mastercard, Inc. Class A	54,649	10,309,534
Raymond James Financial, Inc.	4,740	352,703
TD Ameritrade Holding Corp.	110,357	5,403,079
Visa, Inc. Class A	94,292	12,440,886

		33,924,708

Insurance — 1.4%
American International Group, Inc.	12,902	508,468
Chubb Ltd.	4,700	607,146
Marsh & McLennan Cos., Inc.	6,861	547,165
The Progressive Corp.	6,588	397,454
Willis Towers Watson PLC	18,353	2,787,086

		4,847,319

Real Estate Investment Trusts (REITS) — 0.0%
American Tower Corp.	543	85,897

		44,154,412

Industrial — 7.8%
Aerospace & Defense — 4.9%
The Boeing Co.	42,251	13,625,948
Harris Corp.	10,021	1,349,328
L3 Technologies, Inc.	261	45,325
Northrop Grumman Corp.	9,999	2,448,755

		17,469,356

	Number of Shares	Value
Electronics — 1.0%
Agilent Technologies, Inc.	4,000	$269,840
Corning, Inc.	2,372	71,658
Fortive Corp.	18,644	1,261,453
Honeywell International, Inc.	15,849	2,093,970

		3,696,921

Machinery – Diversified — 0.8%
Roper Technologies, Inc.	9,694	2,583,645
Xylem, Inc.	2,200	146,784

		2,730,429

Packaging & Containers — 0.2%
Ball Corp.	12,301	565,600

Transportation — 0.9%
Canadian Pacific Railway Ltd.	5,169	918,118
CSX Corp.	23,173	1,439,738
Kansas City Southern	888	84,760
Norfolk Southern Corp.	1,534	229,394
Union Pacific Corp.	4,000	552,920

		3,224,930

		27,687,236

Technology — 16.9%
Computers — 0.5%
Apple, Inc.	10,899	1,719,208

Semiconductors — 1.6%
Broadcom, Inc.	1,212	308,187
Lam Research Corp.	400	54,468
Maxim Integrated Products, Inc.	31,741	1,614,030
Microchip Technology, Inc.	668	48,043
NVIDIA Corp.	7,442	993,507
Texas Instruments, Inc.	19,299	1,823,756
Xilinx, Inc.	8,136	692,943

		5,534,934

Software — 14.8%
Activision Blizzard, Inc.	11,868	552,693
Electronic Arts, Inc. (a)	3,298	260,245
Fidelity National Information Services, Inc.	18,373	1,884,151
Fiserv, Inc. (a)	33,983	2,497,411
Intuit, Inc.	29,318	5,771,248
Microsoft Corp.	200,202	20,334,517
Red Hat, Inc. (a)	3,570	627,035
salesforce.com, Inc. (a)	53,350	7,307,350
ServiceNow, Inc. (a)	33,158	5,903,782
Splunk, Inc. (a)	15,219	1,595,712
VMware, Inc. Class A	11,631	1,594,959
Workday, Inc. Class A (a)	25,886	4,133,476

		52,462,579

		59,716,721

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 0.1%
Electric — 0.1%
NextEra Energy, Inc.	200	$34,764
Sempra Energy	3,774	408,309

		443,073

TOTAL COMMON STOCK (Cost $234,949,245)		352,041,690

TOTAL EQUITIES (Cost $234,949,245)		352,041,690

TOTAL LONG-TERM INVESTMENTS (Cost $234,949,245)		352,041,690

SHORT-TERM INVESTMENTS — 2.0%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund, 0.010%, due 9/19/34	1,047	1,047

	Principal Amount
Repurchase Agreement — 2.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (e)	$6,952,415	6,952,415

TOTAL SHORT-TERM INVESTMENTS (Cost $6,953,462)		6,953,462

TOTAL INVESTMENTS — 101.5% (Cost $241,902,707) (f)		358,995,152

Other Assets/(Liabilities) — (1.5)%		(5,477,371)

NET ASSETS — 100.0%		$353,517,781

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $775,038 or 0.22% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At December 31, 2018, these securities amounted to a value of $775,038 or 0.22% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

Maturity value of $6,952,898. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $7,092,483.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	91.6%
Cayman Islands	5.2%
Ireland	0.8%
Canada	0.5%
United Kingdom	0.5%
Liberia	0.5%
Switzerland	0.2%
Bermuda	0.1%
Netherlands	0.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 95.1%
Basic Materials — 4.6%
Chemicals — 3.4%
Akzo Nobel NV	10,696	$859,772
CF Industries Holdings, Inc.	97,300	4,233,524
DowDuPont, Inc.	172,415	9,220,754
PPG Industries, Inc.	5,000	511,150

		14,825,200

Forest Products & Paper — 0.9%
International Paper Co.	96,300	3,886,668

Iron & Steel — 0.3%
Nucor Corp.	24,300	1,258,983

		19,970,851

Communications — 9.7%
Media — 4.6%
Comcast Corp. Class A	136,795	4,657,870
News Corp. Class A	261,286	2,965,596
Twenty-First Century Fox, Inc. Class B	224,500	10,726,610
The Walt Disney Co.	14,600	1,600,890

		19,950,966

Telecommunications — 5.1%
AT&T, Inc.	70,048	1,999,170
CenturyLink, Inc.	51,205	775,755
Cisco Systems, Inc.	165,900	7,188,447
Telefonica SA	326,157	2,752,846
Verizon Communications, Inc.	171,835	9,660,563

		22,376,781

		42,327,747

Consumer, Cyclical — 5.2%
Airlines — 1.4%
Alaska Air Group, Inc.	42,200	2,567,870
Delta Air Lines, Inc.	39,400	1,966,060
Southwest Airlines Co.	33,200	1,543,136

		6,077,066

Auto Manufacturers — 0.3%
PACCAR, Inc.	19,800	1,131,372

Auto Parts & Equipment — 0.1%
Adient PLC	32,481	489,164

Lodging — 0.9%
Las Vegas Sands Corp.	76,700	3,992,235

Retail — 2.1%
Kohl’s Corp.	35,100	2,328,534
L Brands, Inc.	69,000	1,771,230
Walmart, Inc.	52,100	4,853,115

		8,952,879

	Number of Shares	Value
Toys, Games & Hobbies — 0.4%
Mattel, Inc. (a) (b)	173,700	$1,735,263

		22,377,979

Consumer, Non-cyclical — 19.9%
Agriculture — 1.6%
Archer-Daniels-Midland Co.	51,200	2,097,664
Philip Morris International, Inc.	70,800	4,726,608

		6,824,272

Beverages — 0.5%
PepsiCo, Inc.	19,300	2,132,264

Biotechnology — 1.2%
Gilead Sciences, Inc.	85,600	5,354,280

Commercial Services — 0.9%
Nielsen Holdings PLC	171,154	3,993,022

Cosmetics & Personal Care — 0.1%
Coty, Inc. Class A	76,073	499,039

Foods — 1.9%
Conagra Brands, Inc.	97,839	2,089,841
Kellogg Co.	15,000	855,150
Tyson Foods, Inc. Class A	101,800	5,436,120

		8,381,111

Health Care – Products — 1.9%
Becton, Dickinson & Co.	6,900	1,554,708
Medtronic PLC	68,449	6,226,121
Zimmer Biomet Holdings, Inc.	4,000	414,880

		8,195,709

Health Care – Services — 1.9%
Anthem, Inc.	31,500	8,272,845

Household Products & Wares — 1.7%
Kimberly-Clark Corp.	63,800	7,269,372

Pharmaceuticals — 8.2%
Bristol-Myers Squibb Co.	53,000	2,754,940
CVS Health Corp.	64,703	4,239,341
GlaxoSmithKline PLC Sponsored ADR	38,800	1,482,548
GlaxoSmithKline PLC	160,687	3,049,783
Johnson & Johnson	69,300	8,943,165
Merck & Co., Inc.	77,100	5,891,211
Pfizer, Inc.	211,354	9,225,602

		35,586,590

		86,508,504

Energy — 9.2%
Oil & Gas — 7.7%
Apache Corp.	64,986	1,705,883
Chevron Corp.	37,800	4,112,262
EQT Corp.	11,280	213,079
Exxon Mobil Corp.	156,242	10,654,142
Hess Corp.	85,200	3,450,600

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Occidental Petroleum Corp.	69,500	$4,265,910
Total SA	172,226	9,098,358

		33,500,234

Pipelines — 1.5%
Equitrans Midstream Corp. (a)	25,124	502,983
TransCanada Corp.	168,300	6,008,310

		6,511,293

		40,011,527

Financial — 26.0%
Banks — 15.4%
Bank of America Corp.	13,977	344,393
The Bank of New York Mellon Corp.	63,800	3,003,066
Citigroup, Inc.	63,076	3,283,737
Fifth Third Bancorp	231,900	5,456,607
JP Morgan Chase & Co.	152,170	14,854,835
KeyCorp	99,466	1,470,108
Morgan Stanley	178,000	7,057,700
Northern Trust Corp.	14,700	1,228,773
The PNC Financial Services Group, Inc.	37,200	4,349,052
State Street Corp.	85,600	5,398,792
US Bancorp	136,300	6,228,910
Wells Fargo & Co.	305,800	14,091,264

		66,767,237

Diversified Financial Services — 1.1%
Ameriprise Financial, Inc.	7,200	751,464
Franklin Resources, Inc.	131,600	3,903,256

		4,654,720

Insurance — 6.9%
American International Group, Inc.	133,495	5,261,038
Brighthouse Financial, Inc. (a)	70,826	2,158,776
Chubb Ltd.	57,371	7,411,186
Loews Corp.	108,863	4,955,444
Marsh & McLennan Cos., Inc.	23,400	1,866,150
MetLife, Inc.	144,300	5,924,958
Willis Towers Watson PLC	16,041	2,435,986

		30,013,538

Real Estate Investment Trusts (REITS) — 2.6%
Equity Residential	60,500	3,993,605
Rayonier, Inc.	89,441	2,476,621
SL Green Realty Corp.	30,621	2,421,509
Weyerhaeuser Co.	115,871	2,532,940

		11,424,675

		112,860,170

Industrial — 8.9%
Aerospace & Defense — 3.4%
The Boeing Co.	24,700	7,965,750
Harris Corp.	48,935	6,589,098
Northrop Grumman Corp.	1,500	367,350

		14,922,198

	Number of Shares	Value
Building Materials — 1.9%
Johnson Controls International PLC	206,199	$6,113,800
Vulcan Materials Co.	21,300	2,104,440

		8,218,240

Electrical Components & Equipment — 0.6%
Emerson Electric Co.	42,400	2,533,400

Electronics — 0.3%
nVent Electric PLC	34,900	783,854
TE Connectivity Ltd.	8,800	665,544

		1,449,398

Environmental Controls — 0.6%
Pentair PLC	27,600	1,042,728
Stericycle, Inc. (a)	48,702	1,786,877

		2,829,605

Machinery – Diversified — 0.1%
Flowserve Corp.	6,164	234,355

Miscellaneous – Manufacturing — 0.7%
General Electric Co.	326,200	2,469,334
Illinois Tool Works, Inc.	5,200	658,788

		3,128,122

Transportation — 1.3%
United Parcel Service, Inc. Class B	56,432	5,503,813

		38,819,131

Technology — 5.7%
Computers — 0.3%
Hewlett Packard Enterprise Co.	59,100	780,711
Western Digital Corp.	17,800	658,066

		1,438,777

Semiconductors — 3.4%
Applied Materials, Inc.	66,300	2,170,662
NXP Semiconductor NV	10,600	776,768
QUALCOMM, Inc.	149,400	8,502,354
Texas Instruments, Inc.	33,973	3,210,448

		14,660,232

Software — 2.0%
Microsoft Corp.	84,400	8,572,508

		24,671,517

Utilities — 5.9%
Electric — 4.4%
Duke Energy Corp.	29,200	2,519,960
Edison International	52,350	2,971,909
Evergy, Inc.	38,600	2,191,322
PG&E Corp. (a)	67,804	1,610,345
Sempra Energy	10,640	1,151,142
The Southern Co.	201,427	8,846,674

		19,291,352

Gas — 1.5%
NiSource, Inc. (c)	20,142	510,600

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NiSource, Inc.	228,980	$5,804,643

		6,315,243

		25,606,595

TOTAL COMMON STOCK (Cost $387,277,871)		413,154,021

PREFERRED STOCK — 2.6%
Consumer, Non-cyclical — 0.9%
Health Care – Products — 0.9%
Becton Dickinson and Co. Convertible 6.125%	63,549	3,664,871

Utilities — 1.7%
Electric — 1.7%
DTE Energy Co. Convertible 6.500%	15,505	800,988
NextEra Energy, Inc. Convertible 6.123%	66,353	3,824,587
Sempra Energy Convertible 6.000%	22,022	2,094,512
Sempra Energy Convertible 6.750%	6,848	660,421

		7,380,508

TOTAL PREFERRED STOCK (Cost $10,100,774)		11,045,379

TOTAL EQUITIES (Cost $397,378,645)		424,199,400

	Principal Amount
BONDS & NOTES — 0.5%

CORPORATE DEBT — 0.5%
Insurance — 0.2%
AXA SA Convertible 7.250% 5/15/21 (d)	$895,000	780,378

Toys, Games & Hobbies — 0.3%
Mattel, Inc. 6.750% 12/31/25 (d)	1,687,000	1,505,125

TOTAL CORPORATE DEBT (Cost $2,554,236)		2,285,503

TOTAL BONDS & NOTES (Cost $2,554,236)		2,285,503

	Number of Shares	Value
MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Prime Portfolio (e)	1,762,621	$1,762,621

TOTAL MUTUAL FUNDS (Cost $1,762,621)		1,762,621

TOTAL LONG-TERM INVESTMENTS (Cost $401,695,502)		428,247,524

SHORT-TERM INVESTMENTS — 1.2%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,047	1,047

	Principal Amount
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (f)	$4,970,050	4,970,050

TOTAL SHORT-TERM INVESTMENTS (Cost $4,971,097)		4,971,097

TOTAL INVESTMENTS — 99.8% (Cost $406,666,599) (g)		433,218,621

Other Assets/(Liabilities) — 0.2%		1,062,915

NET ASSETS — 100.0%		$434,281,536

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $1,717,910 or 0.40% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $510,600 or 0.12% of net assets.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(d)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $2,285,503 or 0.53% of net assets.

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $4,970,395. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $5,069,609.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Basic Materials — 2.2%
Chemicals — 1.9%
Air Products & Chemicals, Inc.	6,542	$1,047,047
Albemarle Corp.	3,179	245,006
Celanese Corp.	3,995	359,430
CF Industries Holdings, Inc.	6,902	300,306
DowDuPont, Inc.	68,452	3,660,813
Eastman Chemical Co.	4,223	308,744
FMC Corp.	3,979	294,287
International Flavors & Fragrances, Inc.	3,008	403,884
Linde PLC	16,471	2,570,135
LyondellBasell Industries NV Class A	9,388	780,706
The Mosaic Co.	10,692	312,313
PPG Industries, Inc.	7,193	735,340
The Sherwin-Williams Co.	2,467	970,666

		11,988,677

Forest Products & Paper — 0.1%
International Paper Co.	12,061	486,782

Iron & Steel — 0.1%
Nucor Corp.	9,409	487,480

Mining — 0.1%
Freeport-McMoRan, Inc.	43,098	444,340
Newmont Mining Corp.	15,778	546,708

		991,048

		13,953,987

Communications — 14.2%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	11,403	235,244
Omnicom Group, Inc.	6,722	492,319

		727,563

Internet — 8.6%
Alphabet, Inc. Class A (a)	8,931	9,332,538
Alphabet, Inc. Class C (a)	9,191	9,518,292
Amazon.com, Inc. (a)	12,270	18,429,172
Booking Holdings, Inc. (a)	1,384	2,383,829
eBay, Inc. (a)	27,060	759,574
Expedia Group, Inc.	3,575	402,724
F5 Networks, Inc. (a)	1,808	292,950
Facebook, Inc. Class A (a)	71,772	9,408,591
Netflix, Inc. (a)	13,031	3,487,877
Symantec Corp.	19,114	361,159
TripAdvisor, Inc. (a)	2,973	160,364
Twitter, Inc. (a)	21,700	623,658
VeriSign, Inc. (a)	3,195	473,787

		55,634,515

	Number of Shares	Value
Media — 2.3%
CBS Corp. Class B	10,100	$441,572
Charter Communications, Inc. Class A (a)	5,274	1,502,932
Comcast Corp. Class A	135,545	4,615,307
Discovery, Inc. Class A (a)	4,616	114,200
Discovery, Inc. Class C (a)	10,700	246,956
DISH Network Corp. Class A (a)	6,772	169,097
News Corp. Class A	11,337	128,675
News Corp. Class B	3,597	41,545
Twenty-First Century Fox, Inc. Class A	31,605	1,520,833
Twenty-First Century Fox, Inc. Class B	14,477	691,711
Viacom, Inc. Class B	10,440	268,308
The Walt Disney Co.	44,512	4,880,741

		14,621,877

Telecommunications — 3.2%
Arista Networks, Inc. (a)	1,537	323,846
AT&T, Inc.	217,493	6,207,250
CenturyLink, Inc.	28,259	428,124
Cisco Systems, Inc.	134,369	5,822,209
Juniper Networks, Inc.	10,327	277,899
Motorola Solutions, Inc.	4,891	562,661
Verizon Communications, Inc.	123,465	6,941,202

		20,563,191

		91,547,146

Consumer, Cyclical — 8.2%
Airlines — 0.4%
Alaska Air Group, Inc.	3,646	221,859
American Airlines Group, Inc.	12,377	397,425
Delta Air Lines, Inc.	18,734	934,827
Southwest Airlines Co.	15,089	701,337
United Continental Holdings, Inc. (a)	6,816	570,704

		2,826,152

Apparel — 0.7%
Hanesbrands, Inc.	10,659	133,557
Michael Kors Holdings Ltd. (a)	4,433	168,099
NIKE, Inc. Class B	38,065	2,822,139
PVH Corp.	2,279	211,833
Ralph Lauren Corp.	1,647	170,399
Under Armour, Inc. Class A (a)	5,501	97,203
Under Armour, Inc. Class C (a)	5,571	90,083
VF Corp.	9,684	690,857

		4,384,170

Auto Manufacturers — 0.4%
Ford Motor Co.	116,807	893,573
General Motors Co.	39,282	1,313,983
PACCAR, Inc.	10,406	594,599

		2,802,155

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Parts & Equipment — 0.1%
Aptiv PLC	7,831	$482,155
BorgWarner, Inc.	6,225	216,256
The Goodyear Tire & Rubber Co.	7,094	144,789

		843,200

Distribution & Wholesale — 0.2%
Fastenal Co.	8,508	444,883
LKQ Corp. (a)	9,486	225,103
W.W. Grainger, Inc.	1,351	381,468

		1,051,454

Home Builders — 0.1%
D.R. Horton, Inc.	10,158	352,076
Lennar Corp. Class A	8,696	340,449
PulteGroup, Inc.	7,769	201,916

		894,441

Home Furnishing — 0.1%
Leggett & Platt, Inc.	3,883	139,167
Whirlpool Corp.	1,908	203,908

		343,075

Housewares — 0.0%
Newell Brands, Inc.	12,934	240,443

Leisure Time — 0.2%
Carnival Corp.	12,008	591,994
Harley-Davidson, Inc.	4,923	167,973
Norwegian Cruise Line Holdings Ltd. (a)	6,528	276,722
Royal Caribbean Cruises Ltd.	5,095	498,240

		1,534,929

Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	8,867	636,650
Marriott International, Inc. Class A	8,469	919,395
MGM Resorts International	14,811	359,315
Wynn Resorts Ltd.	2,907	287,531

		2,202,891

Retail — 5.5%
Advance Auto Parts, Inc.	2,190	344,837
AutoZone, Inc. (a)	752	630,432
Best Buy Co., Inc.	6,993	370,349
CarMax, Inc. (a)	5,267	330,399
Chipotle Mexican Grill, Inc. (a)	723	312,184
Copart, Inc. (a)	6,133	293,035
Costco Wholesale Corp.	13,092	2,666,971
Darden Restaurants, Inc.	3,758	375,274
Dollar General Corp.	7,798	842,808
Dollar Tree, Inc. (a)	7,149	645,698
Foot Locker, Inc.	3,494	185,881
The Gap, Inc.	6,418	165,328
Genuine Parts Co.	4,340	416,727
The Home Depot, Inc.	33,728	5,795,145
Kohl’s Corp.	4,976	330,108

	Number of Shares	Value
L Brands, Inc.	6,792	$174,351
Lowe’s Cos., Inc.	23,979	2,214,700
Macy’s, Inc.	9,061	269,837
McDonald’s Corp.	23,055	4,093,876
Nordstrom, Inc.	3,474	161,923
O’Reilly Automotive, Inc. (a)	2,394	824,326
Ross Stores, Inc.	11,199	931,757
Starbucks Corp.	37,066	2,387,050
Tapestry, Inc.	8,801	297,034
Target Corp.	15,643	1,033,846
Tiffany & Co.	3,241	260,933
The TJX Cos., Inc.	36,925	1,652,024
Tractor Supply Co.	3,610	301,218
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,691	414,024
Walgreens Boots Alliance, Inc.	24,024	1,641,560
Walmart, Inc.	42,530	3,961,669
Yum! Brands, Inc.	9,318	856,511

		35,181,815

Textiles — 0.0%
Mohawk Industries, Inc. (a)	1,875	219,300

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,480	282,750
Mattel, Inc. (a) (b)	10,174	101,638

		384,388

		52,908,413

Consumer, Non-cyclical — 22.7%
Agriculture — 1.0%
Altria Group, Inc.	56,176	2,774,533
Archer-Daniels-Midland Co.	16,740	685,838
Philip Morris International, Inc.	46,429	3,099,600

		6,559,971

Beverages — 1.9%
Brown-Forman Corp. Class B	5,021	238,899
The Coca-Cola Co.	114,404	5,417,029
Constellation Brands, Inc. Class A	4,969	799,115
Molson Coors Brewing Co. Class B	5,630	316,181
Monster Beverage Corp. (a)	11,839	582,716
PepsiCo, Inc.	42,161	4,657,947

		12,011,887

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (a)	6,664	648,807
Amgen, Inc.	19,055	3,709,437
Biogen, Inc. (a)	6,026	1,813,344
Celgene Corp. (a)	20,906	1,339,865
Gilead Sciences, Inc.	38,594	2,414,055
Illumina, Inc. (a)	4,376	1,312,494
Incyte Corp. (a)	5,204	330,922
Regeneron Pharmaceuticals, Inc. (a)	2,314	864,279
Vertex Pharmaceuticals, Inc. (a)	7,654	1,268,344

		13,701,547

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 2.0%
Automatic Data Processing, Inc.	13,106	$1,718,459
Cintas Corp.	2,617	439,630
Ecolab, Inc.	7,619	1,122,660
Equifax, Inc.	3,558	331,356
FleetCor Technologies, Inc. (a)	2,651	492,344
Gartner, Inc. (a)	2,699	345,040
Global Payments, Inc.	4,719	486,670
H&R Block, Inc.	6,148	155,975
IHS Markit Ltd. (a)	10,741	515,246
Moody’s Corp.	5,008	701,320
Nielsen Holdings PLC	10,599	247,275
PayPal Holdings, Inc. (a)	35,184	2,958,622
Quanta Services, Inc.	4,426	133,222
Robert Half International, Inc.	3,655	209,066
Rollins, Inc.	4,377	158,010
S&P Global, Inc.	7,480	1,271,151
Total System Services, Inc.	5,009	407,182
United Rentals, Inc. (a)	2,473	253,557
Verisk Analytics, Inc. (a)	4,901	534,405
The Western Union Co.	13,089	223,298

		12,704,488

Cosmetics & Personal Care — 1.4%
Colgate-Palmolive Co.	25,961	1,545,199
Coty, Inc. Class A	13,187	86,507
The Estee Lauder Cos., Inc. Class A	6,574	855,277
The Procter & Gamble Co.	74,405	6,839,307

		9,326,290

Foods — 1.2%
Campbell Soup Co. (b)	5,691	187,746
Conagra Brands, Inc.	14,546	310,703
General Mills, Inc.	17,763	691,691
The Hershey Co.	4,229	453,264
Hormel Foods Corp.	8,219	350,787
The J.M. Smucker Co.	3,360	314,126
Kellogg Co.	7,543	430,026
The Kraft Heinz Co.	18,499	796,197
The Kroger Co.	23,688	651,420
Lamb Weston Holdings, Inc.	4,352	320,133
McCormick & Co., Inc.	3,656	509,062
Mondelez International, Inc. Class A	43,391	1,736,942
Sysco Corp.	14,333	898,106
Tyson Foods, Inc. Class A	8,802	470,027

		8,120,230

Health Care – Products — 3.8%
Abbott Laboratories	52,481	3,795,951
ABIOMED, Inc. (a)	1,334	433,603
Align Technology, Inc. (a)	2,173	455,091
Baxter International, Inc.	14,775	972,491
Becton, Dickinson & Co.	8,016	1,806,165
Boston Scientific Corp. (a)	41,401	1,463,111

	Number of Shares	Value
The Cooper Cos., Inc.	1,490	$379,205
Danaher Corp.	18,434	1,900,914
DENTSPLY SIRONA, Inc.	6,727	250,312
Edwards Lifesciences Corp. (a)	6,234	954,862
Henry Schein, Inc. (a)	4,556	357,737
Hologic, Inc. (a)	8,075	331,883
IDEXX Laboratories, Inc. (a)	2,569	477,885
Intuitive Surgical, Inc. (a)	3,415	1,635,512
Medtronic PLC	40,157	3,652,681
ResMed, Inc.	4,222	480,759
Stryker Corp.	9,289	1,456,051
Thermo Fisher Scientific, Inc.	12,037	2,693,760
Varian Medical Systems, Inc. (a)	2,706	306,617
Zimmer Biomet Holdings, Inc.	6,107	633,418

		24,438,008

Health Care – Services — 2.2%
Anthem, Inc.	7,727	2,029,342
Centene Corp. (a)	6,152	709,326
DaVita, Inc. (a)	3,778	194,416
HCA Healthcare, Inc.	8,023	998,462
Humana, Inc.	4,102	1,175,141
IQVIA Holdings, Inc. (a)	4,700	545,999
Laboratory Corp. of America Holdings (a)	3,026	382,365
Quest Diagnostics, Inc.	4,017	334,495
UnitedHealth Group, Inc.	28,731	7,157,467
Universal Health Services, Inc. Class B	2,578	300,492
WellCare Health Plans, Inc. (a)	1,490	351,774

		14,179,279

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,604	233,917
Church & Dwight Co., Inc.	7,391	486,032
The Clorox Co.	3,831	590,511
Kimberly-Clark Corp.	10,332	1,177,228

		2,487,688

Pharmaceuticals — 6.7%
AbbVie, Inc.	44,880	4,137,487
Allergan PLC	9,483	1,267,498
AmerisourceBergen Corp.	4,680	348,192
Bristol-Myers Squibb Co.	48,777	2,535,429
Cardinal Health, Inc.	8,909	397,341
Cigna Corp. (a)	11,366	2,158,708
CVS Health Corp.	38,633	2,531,234
Eli Lilly & Co.	28,169	3,259,717
Johnson & Johnson	80,127	10,340,389
McKesson Corp.	5,809	641,720
Merck & Co., Inc.	77,695	5,936,675
Mylan NV (a)	15,246	417,740
Nektar Therapeutics (a)	5,126	168,492
Perrigo Co. PLC	3,809	147,599

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pfizer, Inc.	172,711	$7,538,835
Zoetis, Inc.	14,311	1,224,163

		43,051,219

		146,580,607

Energy — 5.2%
Oil & Gas — 4.3%
Anadarko Petroleum Corp.	15,023	658,608
Apache Corp.	11,303	296,704
Cabot Oil & Gas Corp.	12,891	288,114
Chevron Corp.	57,085	6,210,277
Cimarex Energy Co.	2,823	174,038
Concho Resources, Inc. (a)	5,954	612,012
ConocoPhillips	34,474	2,149,454
Devon Energy Corp.	13,917	313,689
Diamondback Energy, Inc.	4,622	428,459
EOG Resources, Inc.	17,336	1,511,872
Exxon Mobil Corp.	126,482	8,624,808
Helmerich & Payne, Inc.	3,220	154,367
Hess Corp.	7,491	303,385
HollyFrontier Corp.	4,818	246,296
Marathon Oil Corp.	24,533	351,803
Marathon Petroleum Corp.	20,646	1,218,320
Newfield Exploration Co. (a)	5,908	86,611
Noble Energy, Inc.	14,329	268,812
Occidental Petroleum Corp.	22,565	1,385,040
Phillips 66	12,691	1,093,330
Pioneer Natural Resources Co.	5,117	672,988
Valero Energy Corp.	12,745	955,493

		28,004,480

Oil & Gas Services — 0.5%
Baker Hughes a GE Co.	15,582	335,013
Halliburton Co.	26,169	695,572
National Oilwell Varco, Inc.	11,299	290,384
Schlumberger Ltd.	41,404	1,493,857
TechnipFMC PLC	12,838	251,368

		3,066,194

Pipelines — 0.4%
Kinder Morgan, Inc.	56,667	871,539
ONEOK, Inc.	12,303	663,747
The Williams Cos., Inc.	35,947	792,631

		2,327,917

		33,398,591

Financial — 17.5%
Banks — 6.4%
Bank of America Corp.	272,681	6,718,860
The Bank of New York Mellon Corp.	27,110	1,276,068
BB&T Corp.	23,064	999,132
Citigroup, Inc.	72,977	3,799,183
Citizens Financial Group, Inc.	14,086	418,777

	Number of Shares	Value
Comerica, Inc.	4,807	$330,193
Fifth Third Bancorp	19,417	456,882
First Republic Bank	4,892	425,115
The Goldman Sachs Group, Inc.	10,344	1,727,965
Huntington Bancshares, Inc.	31,817	379,259
JP Morgan Chase & Co.	99,347	9,698,254
KeyCorp	30,725	454,116
M&T Bank Corp.	4,196	600,573
Morgan Stanley	39,117	1,550,989
Northern Trust Corp.	6,632	554,369
The PNC Financial Services Group, Inc.	13,801	1,613,475
Regions Financial Corp.	30,730	411,167
State Street Corp.	11,435	721,205
SunTrust Banks, Inc.	13,438	677,813
SVB Financial Group (a)	1,620	307,670
US Bancorp	45,295	2,069,981
Wells Fargo & Co.	126,574	5,832,530
Zions Bancorp NA	5,831	237,555

		41,261,131

Diversified Financial Services — 4.0%
Affiliated Managers Group, Inc.	1,607	156,586
Alliance Data Systems Corp.	1,426	214,014
American Express Co.	20,886	1,990,854
Ameriprise Financial, Inc.	4,117	429,691
BlackRock, Inc.	3,622	1,422,794
Capital One Financial Corp.	14,219	1,074,814
Cboe Global Markets, Inc.	3,327	325,481
The Charles Schwab Corp.	35,980	1,494,249
CME Group, Inc.	10,690	2,011,003
Discover Financial Services	10,026	591,334
E*TRADE Financial Corp.	7,576	332,435
Franklin Resources, Inc.	8,755	259,673
Intercontinental Exchange, Inc.	17,004	1,280,911
Invesco Ltd.	12,149	203,374
Jefferies Financial Group, Inc.	8,536	148,185
Mastercard, Inc. Class A	27,171	5,125,809
Nasdaq, Inc.	3,457	281,988
Raymond James Financial, Inc.	3,812	283,651
Synchrony Financial	19,821	465,001
T. Rowe Price Group, Inc.	7,144	659,534
Visa, Inc. Class A	52,498	6,926,586

		25,677,967

Insurance — 4.2%
Aflac, Inc.	22,673	1,032,982
The Allstate Corp.	10,269	848,527
American International Group, Inc.	26,365	1,039,045
Aon PLC	7,165	1,041,504
Arthur J Gallagher & Co.	5,535	407,930
Assurant, Inc.	1,567	140,152
Berkshire Hathaway, Inc. Class B (a)	58,122	11,867,350
Brighthouse Financial, Inc. (a)	3,543	107,991

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Chubb Ltd.	13,777	$1,779,713
Cincinnati Financial Corp.	4,547	352,029
Everest Re Group Ltd.	1,212	263,925
The Hartford Financial Services Group, Inc.	10,593	470,859
Lincoln National Corp.	6,469	331,924
Loews Corp.	8,208	373,628
Marsh & McLennan Cos., Inc.	15,007	1,196,808
MetLife, Inc.	29,530	1,212,502
Principal Financial Group, Inc.	7,878	347,971
The Progressive Corp.	17,369	1,047,872
Prudential Financial, Inc.	12,301	1,003,147
Torchmark Corp.	3,125	232,906
The Travelers Cos., Inc.	7,917	948,061
Unum Group	6,543	192,233
Willis Towers Watson PLC	3,900	592,254

		26,831,313

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	9,405	376,576

Real Estate Investment Trusts (REITS) — 2.8%
Alexandria Real Estate Equities, Inc.	3,226	371,764
American Tower Corp.	13,130	2,077,035
Apartment Investment & Management Co. Class A	4,642	203,691
AvalonBay Communities, Inc.	4,137	720,045
Boston Properties, Inc.	4,646	522,907
Crown Castle International Corp.	12,357	1,342,341
Digital Realty Trust, Inc.	6,182	658,692
Duke Realty Corp.	10,546	273,141
Equinix, Inc.	2,403	847,202
Equity Residential	11,029	728,024
Essex Property Trust, Inc.	1,991	488,213
Extra Space Storage, Inc.	3,834	346,900
Federal Realty Investment Trust	2,243	264,764
HCP, Inc.	14,311	399,706
Host Hotels & Resorts, Inc.	21,918	365,373
Iron Mountain, Inc.	8,603	278,823
Kimco Realty Corp.	12,560	184,004
The Macerich Co.	3,209	138,886
Mid-America Apartment Communities, Inc.	3,360	321,552
Prologis, Inc.	18,758	1,101,470
Public Storage	4,479	906,594
Realty Income Corp.	8,836	557,022
Regency Centers Corp.	5,020	294,574
SBA Communications Corp. (a)	3,406	551,397
Simon Property Group, Inc.	9,213	1,547,692
SL Green Realty Corp.	2,495	197,305
UDR, Inc.	8,298	328,767
Ventas, Inc.	10,697	626,737
Vornado Realty Trust	5,113	317,159
Welltower, Inc.	11,231	779,544

	Number of Shares	Value
Weyerhaeuser Co.	22,254	$486,472

		18,227,796

Savings & Loans — 0.0%
People’s United Financial, Inc.	11,079	159,870

		112,534,653

Industrial — 8.8%
Aerospace & Defense — 2.3%
Arconic, Inc.	13,104	220,933
The Boeing Co.	15,783	5,090,017
General Dynamics Corp.	8,341	1,311,289
Harris Corp.	3,512	472,891
L3 Technologies, Inc.	2,375	412,442
Lockheed Martin Corp.	7,376	1,931,332
Northrop Grumman Corp.	5,189	1,270,786
Raytheon Co.	8,496	1,302,862
TransDigm Group, Inc. (a)	1,442	490,367
United Technologies Corp.	24,272	2,584,483

		15,087,402

Building Materials — 0.3%
Fortune Brands Home & Security, Inc.	4,316	163,965
Johnson Controls International PLC	27,710	821,601
Martin Marietta Materials, Inc.	1,862	320,022
Masco Corp.	9,183	268,511
Vulcan Materials Co.	3,909	386,209

		1,960,308

Electrical Components & Equipment — 0.2%
AMETEK, Inc.	6,996	473,629
Emerson Electric Co.	18,807	1,123,718

		1,597,347

Electronics — 1.3%
Agilent Technologies, Inc.	9,610	648,291
Allegion PLC	2,809	223,905
Amphenol Corp. Class A	9,039	732,340
Corning, Inc.	24,107	728,272
FLIR Systems, Inc.	4,059	176,729
Fortive Corp.	8,834	597,708
Garmin Ltd.	3,604	228,205
Honeywell International, Inc.	22,092	2,918,795
Keysight Technologies, Inc. (a)	5,570	345,786
Mettler-Toledo International, Inc. (a)	751	424,751
PerkinElmer, Inc.	3,272	257,016
TE Connectivity Ltd.	10,219	772,863
Waters Corp. (a)	2,263	426,915

		8,481,576

Engineering & Construction — 0.1%
Fluor Corp.	4,159	133,920
Jacobs Engineering Group, Inc.	3,565	208,410

		342,330

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Environmental Controls — 0.3%
Pentair PLC	4,801	$181,382
Republic Services, Inc.	6,463	465,918
Waste Management, Inc.	11,766	1,047,056

		1,694,356

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,674	243,215
Stanley Black & Decker, Inc.	4,481	536,555

		779,770

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	17,604	2,236,940

Machinery – Diversified — 0.7%
Cummins, Inc.	4,384	585,878
Deere & Co.	9,631	1,436,656
Dover Corp.	4,386	311,187
Flowserve Corp.	3,870	147,137
Rockwell Automation, Inc.	3,596	541,126
Roper Technologies, Inc.	3,083	821,681
Xylem, Inc.	5,322	355,084

		4,198,749

Miscellaneous – Manufacturing — 1.4%
3M Co.	17,374	3,310,442
A.O. Smith Corp.	4,291	183,226
Eaton Corp. PLC	12,934	888,048
General Electric Co.	259,929	1,967,662
Illinois Tool Works, Inc.	9,159	1,160,354
Ingersoll-Rand PLC	7,334	669,081
Parker-Hannifin Corp.	3,933	586,568
Textron, Inc.	7,176	330,024

		9,095,405

Packaging & Containers — 0.2%
Ball Corp.	10,115	465,088
Packaging Corp. of America	2,791	232,937
Sealed Air Corp.	4,766	166,047
WestRock Co.	7,585	286,410

		1,150,482

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	1,277	243,026

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	4,118	346,282
CSX Corp.	23,998	1,490,996
Expeditors International of Washington, Inc.	5,166	351,753
FedEx Corp.	7,230	1,166,416
J.B. Hunt Transport Services, Inc.	2,615	243,299
Kansas City Southern	3,035	289,691
Norfolk Southern Corp.	8,148	1,218,452
Union Pacific Corp.	21,981	3,038,434
United Parcel Service, Inc. Class B	20,772	2,025,893

		10,171,216

		57,038,907

	Number of Shares	Value
Technology — 15.5%
Computers — 4.9%
Accenture PLC Class A	19,021	$2,682,151
Apple, Inc.	134,674	21,243,477
Cognizant Technology Solutions Corp. Class A	17,354	1,101,632
DXC Technology Co.	8,315	442,109
Fortinet, Inc. (a)	4,273	300,947
Hewlett Packard Enterprise Co.	42,521	561,702
HP, Inc.	47,492	971,686
International Business Machines Corp.	27,127	3,083,526
NetApp, Inc.	7,530	449,315
Seagate Technology PLC	7,769	299,806
Western Digital Corp.	8,664	320,308

		31,456,659

Office & Business Equipment — 0.0%
Xerox Corp.	6,162	121,761

Semiconductors — 3.7%
Advanced Micro Devices, Inc. (a)	26,286	485,240
Analog Devices, Inc.	11,079	950,911
Applied Materials, Inc.	29,229	956,957
Broadcom, Inc.	12,352	3,140,867
Intel Corp.	136,341	6,398,483
IPG Photonics Corp. (a)	1,049	118,841
KLA-Tencor Corp.	4,610	412,549
Lam Research Corp.	4,615	628,425
Maxim Integrated Products, Inc.	8,257	419,868
Microchip Technology, Inc.	7,091	509,985
Micron Technology, Inc. (a)	33,479	1,062,289
NVIDIA Corp.	18,227	2,433,304
Qorvo, Inc. (a)	3,741	227,191
QUALCOMM, Inc.	36,211	2,060,768
Skyworks Solutions, Inc.	5,270	353,195
Texas Instruments, Inc.	28,694	2,711,583
Xilinx, Inc.	7,607	647,888

		23,518,344

Software — 6.9%
Activision Blizzard, Inc.	22,888	1,065,894
Adobe, Inc. (a)	14,566	3,295,412
Akamai Technologies, Inc. (a)	4,877	297,887
ANSYS, Inc. (a)	2,485	355,206
Autodesk, Inc. (a)	6,558	843,424
Broadridge Financial Solutions, Inc.	3,487	335,624
Cadence Design Systems, Inc. (a)	8,339	362,580
Cerner Corp. (a)	9,795	513,650
Citrix Systems, Inc.	3,808	390,168
Electronic Arts, Inc. (a)	9,075	716,108
Fidelity National Information Services, Inc.	9,790	1,003,964
Fiserv, Inc. (a)	11,848	870,709
Intuit, Inc.	7,762	1,527,950

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Jack Henry & Associates, Inc.	2,294	$290,237
Microsoft Corp.	230,900	23,452,513
MSCI, Inc.	2,633	388,183
Oracle Corp.	76,124	3,436,999
Paychex, Inc.	9,613	626,287
Red Hat, Inc. (a)	5,312	933,000
salesforce.com, Inc. (a)	22,863	3,131,545
Synopsys, Inc. (a)	4,408	371,330
Take-Two Interactive Software, Inc. (a)	3,383	348,246

		44,556,916

		99,653,680

Utilities — 3.3%
Electric — 3.1%
AES Corp.	19,562	282,867
Alliant Energy Corp.	7,077	299,003
Ameren Corp.	7,355	479,767
American Electric Power Co., Inc.	14,736	1,101,369
CenterPoint Energy, Inc.	14,979	422,857
CMS Energy Corp.	8,549	424,458
Consolidated Edison, Inc.	9,315	712,225
Dominion Energy, Inc.	19,592	1,400,044
DTE Energy Co.	5,455	601,687
Duke Energy Corp.	21,229	1,832,063
Edison International	9,811	556,970
Entergy Corp.	5,462	470,114
Evergy, Inc.	7,812	443,487
Eversource Energy	9,522	619,311
Exelon Corp.	28,780	1,297,978
FirstEnergy Corp.	14,513	544,963
NextEra Energy, Inc.	14,262	2,479,021
NRG Energy, Inc.	8,684	343,886
PG&E Corp. (a)	15,709	373,089
Pinnacle West Capital Corp.	3,311	282,097
PPL Corp.	21,525	609,803
Public Service Enterprise Group, Inc.	15,131	787,569
SCANA Corp.	4,219	201,584
Sempra Energy	8,144	881,099
The Southern Co.	30,704	1,348,520
WEC Energy Group, Inc.	9,472	656,031
Xcel Energy, Inc.	15,287	753,190

		20,205,052

Gas — 0.1%
NiSource, Inc.	10,907	276,492

Water — 0.1%
American Water Works Co., Inc.	5,383	488,615

		20,970,159

TOTAL COMMON STOCK (Cost $414,719,691)		628,586,143

TOTAL EQUITIES (Cost $414,719,691)		628,586,143

	Number of Shares	Value

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (c)	293,386	$293,386

TOTAL MUTUAL FUNDS (Cost $293,386)		293,386

TOTAL LONG-TERM INVESTMENTS (Cost $415,013,077)		628,879,529

	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (d)	$13,640,791	13,640,791

U.S. Treasury Bill — 0.2%
U.S. Treasury Bill 0.000% 1/10/19 (e)	1,085,000	1,084,457

TOTAL SHORT-TERM INVESTMENTS (Cost $14,725,223)		14,725,248

TOTAL INVESTMENTS — 99.9% (Cost $429,738,300) (f)		643,604,777

Other Assets/(Liabilities) — 0.1%		744,153

NET ASSETS — 100.0%		$644,348,930

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $286,485 or 0.04% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $13,641,739. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $13,916,574.

(e)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

Futures contracts at December 31, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E-Mini Index	3/15/19	122	$15,862,590	$(580,870)

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 2.7%
Chemicals — 2.7%
Linde PLC	10,376	$1,619,071

Consumer, Cyclical — 14.9%
Apparel — 4.0%
NIKE, Inc. Class B	32,218	2,388,642

Retail — 10.9%
Costco Wholesale Corp.	6,590	1,342,449
McDonald’s Corp.	15,098	2,680,952
The TJX Cos., Inc.	53,889	2,410,994

		6,434,395

		8,823,037

Consumer, Non-cyclical — 31.6%
Beverages — 12.8%
The Coca-Cola Co.	55,932	2,648,380
Diageo PLC	66,710	2,371,108
PepsiCo, Inc.	22,866	2,526,236

		7,545,724

Cosmetics & Personal Care — 3.7%
Colgate-Palmolive Co.	37,052	2,205,335

Health Care – Products — 6.8%
Danaher Corp.	12,920	1,332,311
Medtronic PLC	29,592	2,691,688

		4,023,999

Health Care – Services — 2.0%
UnitedHealth Group, Inc.	4,796	1,194,779

Pharmaceuticals — 6.3%
Bristol-Myers Squibb Co.	46,118	2,397,214
Johnson & Johnson	10,440	1,347,282

		3,744,496

		18,714,333

Financial — 25.5%
Banks — 3.8%
The PNC Financial Services Group, Inc.	19,060	2,228,305

Diversified Financial Services — 7.0%
American Express Co.	24,972	2,380,331
Visa, Inc. Class A	13,490	1,779,871

		4,160,202

Insurance — 6.8%
Chubb Ltd.	18,395	2,376,266
Marsh & McLennan Cos., Inc.	20,554	1,639,181

		4,015,447

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 7.9%
American Tower Corp.	15,804	$2,500,035
Public Storage	10,913	2,208,900

		4,708,935

		15,112,889

Industrial — 17.2%
Aerospace & Defense — 5.2%
General Dynamics Corp.	10,418	1,637,814
Lockheed Martin Corp.	5,613	1,469,708

		3,107,522

Miscellaneous – Manufacturing — 2.2%
3M Co.	6,968	1,327,683

Transportation — 9.8%
Canadian National Railway Co.	31,950	2,366,294
Union Pacific Corp.	16,138	2,230,756
United Parcel Service, Inc. Class B	12,150	1,184,989

		5,782,039

		10,217,244

Technology — 6.3%
Computers — 3.3%
Accenture PLC Class A	13,697	1,931,414

Software — 3.0%
Microsoft Corp.	17,587	1,786,311

		3,717,725

TOTAL COMMON STOCK (Cost $57,013,440)		58,204,299

TOTAL EQUITIES (Cost $57,013,440)		58,204,299

TOTAL LONG-TERM INVESTMENTS (Cost $57,013,440)		58,204,299

	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (a)	$1,658,198	1,658,198

TOTAL SHORT-TERM INVESTMENTS (Cost $1,658,198)		1,658,198

TOTAL INVESTMENTS — 101.0% (Cost $58,671,638) (b)		59,862,497

Other Assets/(Liabilities) — (1.0)%		(606,576)

NET ASSETS — 100.0%		$59,255,921

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Maturity value of $1,658,313. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $1,694,840.

(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	75.7%
Ireland	10.5%
Switzerland	4.0%
United Kingdom	4.0%
Canada	4.0%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 95.4%

COMMON STOCK — 95.4%
Canada — 1.7%
Alamos Gold, Inc. Class A (a)	306,210	$1,102,356
Husky Energy, Inc.	207,400	2,143,579
Wheaton Precious Metals Corp.	96,200	1,877,915

		5,123,850

Cayman Islands — 4.2%
Baidu, Inc. Sponsored ADR (b)	20,070	3,183,102
CK Asset Holdings Ltd.	452,254	3,288,684
CK Hutchison Holdings Ltd.	487,254	4,656,341
NetEase, Inc. ADR	7,300	1,718,201

		12,846,328

China — 3.7%
China Life Insurance Co. Ltd. Class H	1,467,000	3,102,160
China Telecom Corp. Ltd. Class H	11,037,643	5,616,485
Sinopharm Group Co. Ltd. Class H	568,800	2,381,684

		11,100,329

Denmark — 1.7%
Vestas Wind Systems A/S	66,972	5,085,122

France — 10.6%
AXA SA	181,650	3,913,761
BNP Paribas SA	137,593	6,196,940
Cie de Saint-Gobain	84,080	2,798,631
Cie Generale des Etablissements Michelin SCA	27,433	2,712,279
Credit Agricole SA	112,057	1,205,295
Sanofi	74,190	6,411,428
Total SA	84,719	4,475,537
Veolia Environnement SA	223,170	4,577,656

		32,291,527

Germany — 10.9%
Bayer AG Registered	60,663	4,206,442
E.ON SE	486,062	4,805,460
HeidelbergCement AG	46,022	2,814,613
Infineon Technologies AG	241,765	4,810,811
LANXESS AG	59,730	2,751,145
Merck KGaA	50,900	5,251,795
Siemens AG Registered	42,985	4,794,085
Telefonica Deutschland Holding AG	930,975	3,642,697

		33,077,048

Hong Kong — 2.8%
AIA Group Ltd.	485,200	3,991,381
China Mobile Ltd.	480,000	4,625,864

		8,617,245

Ireland — 2.3%
Bank of Ireland Group PLC	572,268	3,176,085

	Number of Shares	Value
CRH PLC	141,012	$3,717,143

		6,893,228

Israel — 1.5%
Teva Pharmaceutical Industries Ltd. Sponsored ADR	295,568	4,557,659

Italy — 2.4%
Eni SpA	350,704	5,522,937
UniCredit SpA	160,689	1,822,844

		7,345,781

Japan — 10.8%
Astellas Pharma, Inc.	356,700	4,539,409
IHI Corp.	45,800	1,257,162
Mitsui Fudosan Co. Ltd.	173,300	3,839,874
Omron Corp.	61,600	2,220,255
Panasonic Corp.	345,400	3,099,164
Ryohin Keikaku Co. Ltd.	7,400	1,800,935
Seven & i Holdings Co. Ltd.	92,500	4,027,671
SoftBank Group Corp.	19,500	1,285,338
Sumitomo Metal Mining Co. Ltd.	44,200	1,175,586
Sumitomo Mitsui Financial Group, Inc.	67,000	2,209,448
Sumitomo Rubber Industries Ltd.	121,700	1,448,372
Suntory Beverage & Food Ltd.	129,100	5,827,002

		32,730,216

Luxembourg — 1.6%
SES SA	246,017	4,712,175

Netherlands — 5.9%
Akzo Nobel NV	32,182	2,586,872
ING Groep NV	405,315	4,343,690
NN Group NV	63,590	2,526,093
NXP Semiconductor NV	45,500	3,334,240
QIAGEN NV (b)	81,562	2,781,124
SBM Offshore NV	159,233	2,357,389

		17,929,408

Norway — 1.0%
Yara International ASA	77,872	2,989,014

Republic of Korea — 4.7%
Hana Financial Group, Inc.	79,353	2,575,063
KB Financial Group, Inc. ADR (a) (b)	88,116	3,699,110
Samsung Electronics Co. Ltd.	235,300	8,141,538

		14,415,711

Singapore — 1.6%
Singapore Telecommunications Ltd.	2,216,600	4,754,568

Sweden — 0.4%
Getinge AB Class B	146,444	1,328,229

Switzerland — 6.3%
Landis+Gyr Group AG (a)	25,523	1,436,056

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Novartis AG Registered	59,896	$5,129,995
Roche Holding AG	27,562	6,815,373
UBS Group AG Registered	457,256	5,707,909

		19,089,333

Taiwan — 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	641,275	4,655,193

Thailand — 1.5%
Bangkok Bank PCL Foreign Registered	709,700	4,517,788

United Kingdom — 18.3%
BAE Systems PLC	321,284	1,875,181
BP PLC	1,281,535	8,085,746
Cobham PLC (b)	1,698,528	2,108,518
HSBC Holdings PLC	578,800	4,770,173
Johnson Matthey PLC	96,470	3,441,947
Kingfisher PLC	1,267,063	3,352,139
Royal Dutch Shell PLC Class A	2,397	70,353
Royal Dutch Shell PLC Class B	270,523	8,049,890
Shire PLC	162,615	9,450,362
Standard Chartered PLC	981,823	7,589,172
Travis Perkins PLC	149,165	2,023,982
Vodafone Group PLC Sponsored ADR	236,983	4,569,032

		55,386,495

TOTAL COMMON STOCK (Cost $301,990,325)		289,446,247

TOTAL EQUITIES (Cost $301,990,325)		289,446,247

MUTUAL FUNDS — 0.4%
United States — 0.4%
State Street Navigator Securities Lending Prime Portfolio (c)	1,400,448	1,400,448

TOTAL MUTUAL FUNDS (Cost $1,400,448)		1,400,448

TOTAL LONG-TERM INVESTMENTS (Cost $303,390,773)		290,846,695

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreement — 4.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (d)	$12,665,502	$12,665,502

TOTAL SHORT-TERM INVESTMENTS (Cost $12,665,502)		12,665,502

TOTAL INVESTMENTS — 100.0% (Cost $316,056,275) (e)		303,512,197

Other Assets/(Liabilities) — (0.0)%		(151,396)

NET ASSETS — 100.0%		$303,360,801

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $1,346,978 or 0.44% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $12,666,382. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $12,922,533.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	22.5%
Consumer, Non-cyclical	20.6%
Energy	12.3%
Communications	10.7%
Technology	7.5%
Industrial	7.1%
Basic Materials	5.2%
Consumer, Cyclical	4.8%
Utilities	3.1%
Diversified	1.5%
Mutual Funds	0.5%

Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 96.5%

COMMON STOCK — 96.5%
Basic Materials — 1.0%
Chemicals — 1.0%
CF Industries Holdings, Inc.	22,556	$981,412

Communications — 16.7%
Internet — 13.1%
Alphabet, Inc. Class C (a)	5,897	6,106,992
Amazon.com, Inc. (a)	2,708	4,067,335
Booking Holdings, Inc. (a)	859	1,479,559
Facebook, Inc. Class A (a)	1,801	236,093
VeriSign, Inc. (a)	8,611	1,276,925

		13,166,904

Media — 0.3%
FactSet Research Systems, Inc.	1,735	347,226

Telecommunications — 3.3%
Cisco Systems, Inc.	30,789	1,334,087
Verizon Communications, Inc.	34,581	1,944,144

		3,278,231

		16,792,361

Consumer, Cyclical — 11.5%
Apparel — 1.3%
NIKE, Inc. Class B	17,964	1,331,851

Retail — 10.2%
AutoZone, Inc. (a)	1,745	1,462,903
The Home Depot, Inc.	12,783	2,196,375
Lowe’s Cos., Inc.	12,499	1,154,408
McDonald’s Corp.	11,775	2,090,887
O’Reilly Automotive, Inc. (a)	3,609	1,242,687
Ross Stores, Inc.	11,939	993,325
The TJX Cos., Inc.	24,380	1,090,761

		10,231,346

		11,563,197

Consumer, Non-cyclical — 24.6%
Beverages — 0.4%
Monster Beverage Corp. (a)	9,212	453,415

Biotechnology — 4.9%
Amgen, Inc.	11,056	2,152,271
Biogen, Inc. (a)	4,868	1,464,879
Gilead Sciences, Inc.	20,898	1,307,170

		4,924,320

Commercial Services — 7.8%
Experian PLC	29,117	707,681
FleetCor Technologies, Inc. (a)	6,249	1,160,564
Gartner, Inc. (a)	2,354	300,935
Global Payments, Inc.	13,683	1,411,128
IHS Markit Ltd. (a)	21,990	1,054,860

	Number of Shares	Value
PayPal Holdings, Inc. (a)	16,570	$1,393,371
S&P Global, Inc.	6,235	1,059,576
Worldpay, Inc. Class A (a)	9,871	754,441

		7,842,556

Cosmetics & Personal Care — 2.3%
The Procter & Gamble Co.	24,824	2,281,822

Health Care – Products — 4.6%
Baxter International, Inc.	17,271	1,136,777
Danaher Corp.	11,197	1,154,635
Edwards Lifesciences Corp. (a)	6,783	1,038,952
Thermo Fisher Scientific, Inc.	5,851	1,309,395

		4,639,759

Health Care – Services — 2.5%
Anthem, Inc.	6,117	1,606,508
ICON PLC (a)	7,205	930,958

		2,537,466

Pharmaceuticals — 2.1%
Bristol-Myers Squibb Co.	22,851	1,187,795
CVS Health Corp.	13,362	875,478

		2,063,273

		24,742,611

Energy — 1.2%
Oil & Gas — 1.2%
BP PLC Sponsored ADR	11,799	447,418
Chevron Corp.	7,250	788,727

		1,236,145

Financial — 11.9%
Diversified Financial Services — 9.8%
American Express Co.	15,501	1,477,555
Intercontinental Exchange, Inc.	21,313	1,605,508
Mastercard, Inc. Class A	13,517	2,549,982
TD Ameritrade Holding Corp.	21,877	1,071,098
Visa, Inc. Class A	23,987	3,164,845

		9,868,988

Real Estate Investment Trusts (REITS) — 2.1%
American Tower Corp.	13,472	2,131,136

		12,000,124

Industrial — 5.2%
Aerospace & Defense — 1.0%
Raytheon Co.	6,533	1,001,836

Electrical Components & Equipment — 0.7%
Emerson Electric Co.	11,803	705,229

Electronics — 0.7%
Fortive Corp.	10,609	717,805

Machinery – Diversified — 1.1%
Roper Technologies, Inc.	4,244	1,131,111

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 1.7%
Expeditors International of Washington, Inc.	7,558	$514,624
Norfolk Southern Corp.	7,728	1,155,645

		1,670,269

		5,226,250

Technology — 24.4%
Computers — 7.5%
Apple, Inc.	25,869	4,080,576
Check Point Software Technologies Ltd. (a)	15,678	1,609,347
Fortinet, Inc. (a)	9,184	646,829
NetApp, Inc.	19,233	1,147,633

		7,484,385

Software — 16.9%
Adobe, Inc. (a)	7,109	1,608,340
Electronic Arts, Inc. (a)	6,821	538,245
Fiserv, Inc. (a)	8,072	593,211
Guidewire Software, Inc. (a)	4,436	355,900
Intuit, Inc.	6,943	1,366,730
Microsoft Corp.	79,264	8,050,845
salesforce.com, Inc. (a)	15,646	2,143,033
ServiceNow, Inc. (a)	2,806	499,608
SS&C Technologies Holdings, Inc	18,175	819,874
VMware, Inc. Class A	7,677	1,052,747

		17,028,533

		24,512,918

TOTAL COMMON STOCK (Cost $88,281,696)		97,055,018

TOTAL EQUITIES (Cost $88,281,696)		97,055,018

TOTAL LONG-TERM INVESTMENTS (Cost $88,281,696)		97,055,018

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreement — 4.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (b)	$4,245,256	$4,245,256

TOTAL SHORT-TERM INVESTMENTS (Cost $4,245,256)		4,245,256

TOTAL INVESTMENTS — 100.7% (Cost $92,526,952) (c)		101,300,274

Other Assets/(Liabilities) — (0.7)%		(753,692)

NET ASSETS — 100.0%		$100,546,582

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $4,245,551. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $4,334,019.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Basic Materials — 3.0%
Chemicals — 3.0%
DowDuPont, Inc.	60,060	$3,212,009
FMC Corp.	29,570	2,186,997

		5,399,006

Communications — 10.1%
Media — 3.3%
Comcast Corp. Class A	145,160	4,942,698
Viacom, Inc. Class B	43,110	1,107,927

		6,050,625

Telecommunications — 6.8%
Cisco Systems, Inc.	112,810	4,888,058
Nokia OYJ Sponsored ADR	374,710	2,180,812
Verizon Communications, Inc.	93,600	5,262,192

		12,331,062

		18,381,687

Consumer, Cyclical — 4.2%
Apparel — 0.4%
Skechers U.S.A., Inc. Class A (a)	33,360	763,610

Housewares — 0.5%
Newell Brands, Inc.	49,900	927,641

Lodging — 1.1%
Hilton Worldwide Holdings, Inc.	27,690	1,988,142

Retail — 2.2%
The Home Depot, Inc.	11,660	2,003,421
Qurate Retail, Inc. (a)	99,840	1,948,877

		3,952,298

		7,631,691

Consumer, Non-cyclical — 22.6%
Agriculture — 1.7%
Philip Morris International, Inc.	46,310	3,091,656

Cosmetics & Personal Care — 1.1%
Unilever NV NY Shares	36,690	1,973,922

Foods — 3.4%
The Kraft Heinz Co.	47,866	2,060,153
Mondelez International, Inc. Class A	53,120	2,126,393
US Foods Holding Corp. (a)	63,750	2,017,050

		6,203,596

Health Care – Products — 4.2%
Koninklijke Philips NV Sponsored ADR	59,570	2,091,503
Medtronic PLC	38,129	3,468,214
Zimmer Biomet Holdings, Inc.	19,030	1,973,791

		7,533,508

	Number of Shares	Value
Health Care – Services — 2.8%
Anthem, Inc.	11,100	$2,915,193
UnitedHealth Group, Inc.	8,850	2,204,712

		5,119,905

Pharmaceuticals — 9.4%
Allergan PLC	13,440	1,796,390
AstraZeneca PLC Sponsored ADR	61,030	2,317,919
Bristol-Myers Squibb Co.	45,720	2,376,526
Eli Lilly & Co.	26,960	3,119,811
Merck & Co., Inc.	61,240	4,679,349
Roche Holding AG	11,531	2,851,319

		17,141,314

		41,063,901

Energy — 10.6%
Oil & Gas — 9.7%
Canadian Natural Resources Ltd.	80,390	1,939,810
Chevron Corp.	48,980	5,328,534
Concho Resources, Inc. (a)	17,630	1,812,188
EOG Resources, Inc.	31,680	2,762,813
Exxon Mobil Corp.	31,110	2,121,391
Occidental Petroleum Corp.	34,340	2,107,789
Pioneer Natural Resources Co.	12,040	1,583,501

		17,656,026

Oil & Gas Services — 0.9%
Halliburton Co.	56,630	1,505,226

		19,161,252

Financial — 26.6%
Banks — 15.4%
Bank of America Corp.	229,990	5,666,954
Citigroup, Inc.	79,920	4,160,635
JP Morgan Chase & Co.	79,630	7,773,481
M&T Bank Corp.	16,110	2,305,824
The PNC Financial Services Group, Inc.	33,060	3,865,045
Wells Fargo & Co.	90,140	4,153,651

		27,925,590

Diversified Financial Services — 2.2%
BlackRock, Inc.	6,030	2,368,704
Invesco Ltd.	103,390	1,730,749

		4,099,453

Insurance — 5.9%
American International Group, Inc.	37,420	1,474,722
Chubb Ltd.	24,665	3,186,225
Intact Financial Corp.	27,250	1,979,877
Marsh & McLennan Cos., Inc.	29,370	2,342,257
MetLife, Inc.	41,900	1,720,414

		10,703,495

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 3.1%
Brixmor Property Group, Inc.	70,610	$1,037,261
Crown Castle International Corp.	27,110	2,944,959
Park Hotels & Resorts, Inc.	66,220	1,720,396

		5,702,616

		48,431,154

Industrial — 9.2%
Aerospace & Defense — 2.5%
Lockheed Martin Corp.	7,320	1,916,669
United Technologies Corp.	23,860	2,540,613

		4,457,282

Building Materials — 1.0%
Fortune Brands Home & Security, Inc.	48,470	1,841,375

Machinery – Construction & Mining — 1.4%
Caterpillar, Inc.	20,540	2,610,018

Miscellaneous – Manufacturing — 2.3%
Eaton Corp. PLC	32,030	2,199,180
Ingersoll-Rand PLC	21,220	1,935,900

		4,135,080

Packaging & Containers — 0.8%
Sealed Air Corp.	42,300	1,473,732

Transportation — 1.2%
Union Pacific Corp.	15,410	2,130,124

		16,647,611

Technology — 8.1%
Computers — 0.9%
NetApp, Inc.	28,480	1,699,402

Semiconductors — 7.2%
Analog Devices, Inc.	28,050	2,407,531
Intel Corp.	95,530	4,483,223
KLA-Tencor Corp.	15,790	1,413,047
Maxim Integrated Products, Inc.	42,500	2,161,125
QUALCOMM, Inc.	45,570	2,593,389

		13,058,315

		14,757,717

Utilities — 4.6%
Electric — 4.6%
Dominion Energy, Inc.	35,550	2,540,403
Edison International	28,800	1,634,976
Eversource Energy	38,060	2,475,422
Sempra Energy	16,410	1,775,398

		8,426,199

TOTAL COMMON STOCK (Cost $165,121,706)		179,900,218

TOTAL EQUITIES (Cost $165,121,706)		179,900,218

TOTAL LONG-TERM INVESTMENTS (Cost $165,121,706)		179,900,218

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (b)	$1,847,206	$1,847,206

TOTAL SHORT-TERM INVESTMENTS (Cost $1,847,206)		1,847,206

TOTAL INVESTMENTS — 100.0% (Cost $166,968,912) (c)		181,747,424

Other Assets/(Liabilities) — 0.0%		55,585

NET ASSETS — 100.0%		$181,803,009

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $1,847,335. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $1,888,678.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	82.6%
Ireland	5.2%
Switzerland	3.3%
Netherlands	2.2%
Canada	2.2%
United Kingdom	1.3%
Finland	1.2%
Bermuda	1.0%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Austria — 0.4%
Erste Group Bank AG	22,728	$757,304

Brazil — 0.3%
Ambev SA	176,131	698,225

Canada — 1.8%
Canadian National Railway Co.	50,393	3,734,625

Cayman Islands — 0.2%
Sands China Ltd.	91,600	396,676

Denmark — 0.7%
Carlsberg A/S Class B	13,149	1,398,903

France — 10.1%
Air Liquide SA	18,146	2,246,572
Danone SA	52,227	3,680,929
Hermes International	832	460,135
Legrand SA	32,794	1,845,764
LVMH Moet Hennessy Louis Vuitton SE	15,519	4,560,192
Pernod Ricard SA	25,641	4,210,186
Schneider Electric SE	61,253	4,168,696

		21,172,474

Germany — 4.4%
Bayer AG Registered	61,345	4,253,733
Brenntag AG	23,245	1,003,235
Deutsche Boerse AG	7,333	881,847
Merck KGaA	16,562	1,708,845
MTU Aero Engines AG	7,327	1,330,813

		9,178,473

Ireland — 7.4%
Accenture PLC Class A	35,110	4,950,861
Linde PLC	6,061	945,758
Linde PLC (a)	20,686	3,284,667
Medtronic PLC	69,399	6,312,533

		15,493,819

Israel — 1.3%
Check Point Software Technologies Ltd. (a)	26,506	2,720,841

Japan — 2.6%
Hoya Corp.	24,600	1,503,608
Kubota Corp.	161,100	2,268,421
Olympus Corp.	52,400	1,602,296

		5,374,325

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV Class O	117,158	571,907

	Number of Shares	Value
Netherlands — 2.8%
Akzo Nobel NV	36,836	$2,960,973
Heineken NV	21,525	1,897,156
Schlumberger Ltd.	24,794	894,567

		5,752,696

Republic of Korea — 0.8%
Samsung Electronics Co. Ltd.	47,938	1,658,687

Spain — 1.2%
Aena SME SA (b)	15,980	2,477,651

Sweden — 2.2%
Essity AB Class B	190,671	4,685,579

Switzerland — 7.5%
Adecco Group AG Registered	20,977	982,372
Cie Financiere Richemont SA Registered	30,242	1,943,576
Julius Baer Group Ltd.	22,303	796,970
Nestle SA Registered	67,616	5,497,238
Roche Holding AG	14,649	3,622,320
Sonova Holding AG Registered	4,174	680,577
UBS Group AG Registered	175,614	2,192,183

		15,715,236

Thailand — 0.2%
Kasikornbank PCL	80,700	457,928

United Kingdom — 9.4%
Aon PLC	15,601	2,267,762
Aptiv PLC	14,432	888,578
Burberry Group PLC	51,040	1,122,937
Compass Group PLC	111,151	2,333,580
Diageo PLC	130,506	4,638,642
Reckitt Benckiser Group PLC	60,770	4,640,762
Whitbread PLC	24,152	1,405,939
WPP PLC	207,644	2,230,157

		19,528,357

United States — 44.2%
3M Co.	18,510	3,526,895
Abbott Laboratories	46,869	3,390,035
American Express Co.	30,250	2,883,430
Amphenol Corp. Class A	13,890	1,125,368
AutoZone, Inc. (a)	1,076	902,054
The Bank of New York Mellon Corp.	71,365	3,359,151
Cisco Systems, Inc.	44,095	1,910,636
Cognizant Technology Solutions Corp. Class A	36,061	2,289,152
Colgate-Palmolive Co.	39,557	2,354,433
Comcast Corp. Class A	171,035	5,823,742
The Cooper Cos., Inc.	10,230	2,603,535
Coty, Inc. Class A	134,614	883,068
eBay, Inc. (a)	55,009	1,544,103
Franklin Resources, Inc.	25,128	745,296

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Goldman Sachs Group, Inc.	10,761	$1,797,625
Harley-Davidson, Inc.	19,527	666,261
Honeywell International, Inc.	35,846	4,735,973
Johnson & Johnson	6,799	877,411
Kansas City Southern	38,002	3,627,291
Kellogg Co.	33,226	1,894,214
Microchip Technology, Inc. (c)	11,352	816,436
National Oilwell Varco, Inc.	17,023	437,491
NOW, Inc. (a)	9,951	115,830
Omnicom Group, Inc.	16,371	1,199,012
Oracle Corp.	72,333	3,265,835
PayPal Holdings, Inc. (a)	16,244	1,365,958
PPG Industries, Inc.	23,402	2,392,386
Resideo Technologies, Inc. (a)	6,106	125,478
Sally Beauty Holdings, Inc. (a)	31,616	539,053
State Street Corp.	50,810	3,204,587
Stryker Corp.	23,485	3,681,274
Thermo Fisher Scientific, Inc.	28,072	6,282,233
United Parcel Service, Inc. Class B	34,434	3,358,348
United Technologies Corp.	18,997	2,022,801
Visa, Inc. Class A	47,854	6,313,857
The Walt Disney Co.	40,319	4,420,978
Waters Corp. (a)	9,851	1,858,391
Wynn Resorts Ltd.	3,639	359,933
Zimmer Biomet Holdings, Inc.	35,855	3,718,881

		92,418,435

TOTAL COMMON STOCK (Cost $187,966,131)		204,192,141

TOTAL EQUITIES (Cost $187,966,131)		204,192,141

MUTUAL FUNDS — 0.4%
United States — 0.4%
State Street Navigator Securities Lending Prime Portfolio (d)	825,993	825,993

TOTAL MUTUAL FUNDS (Cost $825,993)		825,993

TOTAL LONG-TERM INVESTMENTS (Cost $188,792,124)		205,018,134

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (e)	$4,240,369	$4,240,369

TOTAL SHORT-TERM INVESTMENTS (Cost $4,240,369)		4,240,369

TOTAL INVESTMENTS — 100.2% (Cost $193,032,493) (f)		209,258,503

Other Assets/(Liabilities) — (0.2)%		(346,438)

NET ASSETS — 100.0%		$208,912,065

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $2,477,651 or 1.19% of net assets.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $808,237 or 0.39% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(d)	Represents investment of security lending collateral. (Note 2).
(e)

Maturity value of $4,240,663. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $4,329,049.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	37.1%
Industrial	18.1%
Financial	12.6%
Communications	8.2%
Technology	7.5%
Consumer, Cyclical	7.5%
Basic Materials	6.1%
Energy	0.7%
Mutual Funds	0.4%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Basic Materials — 2.5%
Chemicals — 2.5%
PPG Industries, Inc.	12,678	$1,296,072
The Sherwin-Williams Co.	4,646	1,828,015

		3,124,087

Communications — 9.9%
Internet — 6.0%
Alphabet, Inc. Class A (a)	4,117	4,302,100
Alphabet, Inc. Class C (a)	1,633	1,691,151
Facebook, Inc. Class A (a)	12,910	1,692,372

		7,685,623

Media — 2.8%
Comcast Corp. Class A	79,741	2,715,181
The Walt Disney Co.	7,244	794,305

		3,509,486

Telecommunications — 1.1%
Cisco Systems, Inc.	31,178	1,350,943

		12,546,052

Consumer, Cyclical — 10.3%
Apparel — 2.3%
LVMH Moet Hennessy Louis Vuitton SE	4,671	1,372,554
NIKE, Inc. Class B	20,871	1,547,376

		2,919,930

Food Services — 0.6%
Aramark	26,294	761,737

Housewares — 0.9%
Newell Brands, Inc.	64,419	1,197,549

Retail — 6.5%
Costco Wholesale Corp.	7,130	1,452,452
Dollar Tree, Inc. (a)	9,421	850,905
Ross Stores, Inc.	20,396	1,696,947
Starbucks Corp.	36,961	2,380,289
Tractor Supply Co.	21,969	1,833,093

		8,213,686

		13,092,902

Consumer, Non-cyclical — 24.6%
Beverages — 2.4%
Diageo PLC	34,702	1,233,431
Pernod Ricard SA	11,325	1,859,536

		3,092,967

Biotechnology — 1.1%
Biogen, Inc. (a)	4,602	1,384,834

	Number of Shares	Value
Cosmetics & Personal Care — 1.9%
Colgate-Palmolive Co.	26,585	$1,582,339
The Estee Lauder Cos., Inc. Class A	5,933	771,883

		2,354,222

Foods — 3.3%
Danone SA	25,005	1,762,338
Mondelez International, Inc. Class A	58,783	2,353,084

		4,115,422

Health Care – Products — 8.7%
Abbott Laboratories	19,301	1,396,041
Danaher Corp.	32,198	3,320,258
Medtronic PLC	36,162	3,289,295
Thermo Fisher Scientific, Inc.	13,567	3,036,159

		11,041,753

Household Products & Wares — 0.9%
Kimberly-Clark Corp.	9,718	1,107,269

Pharmaceuticals — 6.3%
Elanco Animal Health, Inc. (a) (b)	1,834	57,826
Eli Lilly & Co.	14,860	1,719,599
Johnson & Johnson	30,842	3,980,160
McKesson Corp.	9,888	1,092,328
Zoetis, Inc.	13,822	1,182,334

		8,032,247

		31,128,714

Energy — 4.7%
Oil & Gas — 1.7%
EOG Resources, Inc.	24,615	2,146,674

Oil & Gas Services — 1.5%
Core Laboratories NV	6,213	370,668
Schlumberger Ltd.	41,982	1,514,710

		1,885,378

Pipelines — 1.5%
Enterprise Products Partners LP (c)	78,444	1,928,938

		5,960,990

Financial — 21.6%
Banks — 9.2%
Bank of America Corp.	125,872	3,101,486
The Goldman Sachs Group, Inc.	9,989	1,668,662
JP Morgan Chase & Co.	40,630	3,966,301
Morgan Stanley	37,983	1,506,026
US Bancorp	30,271	1,383,385

		11,625,860

Diversified Financial Services — 7.5%
Mastercard, Inc. Class A	14,263	2,690,715
Nasdaq, Inc.	23,667	1,930,517
TD Ameritrade Holding Corp.	15,801	773,617
Visa, Inc. Class A	30,785	4,061,773

		9,456,622

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 1.2%
Chubb Ltd.	11,619	$1,500,942

Private Equity — 0.8%
The Blackstone Group LP (c)	35,691	1,063,949

Real Estate Investment Trusts (REITS) — 2.9%
American Tower Corp.	23,055	3,647,070

		27,294,443

Industrial — 8.9%
Aerospace & Defense — 1.3%
United Technologies Corp.	15,973	1,700,805

Electrical Components & Equipment — 1.0%
AMETEK, Inc.	19,597	1,326,717

Electronics — 3.4%
Fortive Corp.	13,696	926,671
Honeywell International, Inc.	17,334	2,290,168
TE Connectivity Ltd.	15,066	1,139,442

		4,356,281

Engineering & Construction — 0.4%
Fluor Corp.	15,693	505,315

Packaging & Containers — 1.1%
Crown Holdings, Inc. (a)	32,051	1,332,360

Transportation — 1.7%
Canadian National Railway Co.	28,356	2,101,463

		11,322,941

Technology — 16.1%
Computers — 7.0%
Accenture PLC Class A	15,777	2,224,715
Amdocs Ltd.	28,804	1,687,338
Apple, Inc.	8,547	1,348,204
Cognizant Technology Solutions Corp. Class A	35,636	2,262,173
DXC Technology Co.	24,629	1,309,524

		8,831,954

Semiconductors — 2.5%
Analog Devices, Inc.	13,151	1,128,750
Texas Instruments, Inc.	21,771	2,057,360

		3,186,110

Software — 6.6%
Adobe, Inc. (a)	7,178	1,623,951
Electronic Arts, Inc. (a)	15,846	1,250,408
Fidelity National Information Services, Inc.	26,890	2,757,569
Microsoft Corp.	18,769	1,906,367
salesforce.com, Inc. (a)	6,013	823,601

		8,361,896

		20,379,960

	Number of Shares	Value
Utilities — 0.5%
Electric — 0.5%
American Electric Power Co., Inc.	9,048	$676,247

TOTAL COMMON STOCK (Cost $93,682,685)		125,526,336

TOTAL EQUITIES (Cost $93,682,685)		125,526,336

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (d)	58,534	58,534

TOTAL MUTUAL FUNDS (Cost $58,534)		58,534

TOTAL LONG-TERM INVESTMENTS (Cost $93,741,219)		125,584,870

	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (e)	$1,091,439	1,091,439

TOTAL SHORT-TERM INVESTMENTS (Cost $1,091,439)		1,091,439

TOTAL INVESTMENTS — 100.0% (Cost $94,832,658) (f)		126,676,309

Other Assets/(Liabilities) — 0.0%		37,653

NET ASSETS — 100.0%		$126,713,962

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $57,227 or 0.05% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending collateral. (Note 2).

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(e)

Maturity value of $1,091,514. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $1,113,326.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Basic Materials — 5.9%
Chemicals — 5.9%
Air Products & Chemicals, Inc.	14,859	$2,378,183
DowDuPont, Inc.	112,214	6,001,205
Linde PLC	37,025	5,777,381
LyondellBasell Industries NV Class A	14,376	1,195,508
Versum Materials, Inc.	12,873	356,839

		15,709,116

Communications — 3.3%
Media — 0.9%
Comcast Corp. Class A	69,260	2,358,303

Telecommunications — 2.4%
AT&T, Inc.	92,018	2,626,194
Verizon Communications, Inc.	67,674	3,804,632

		6,430,826

		8,789,129

Consumer, Cyclical — 9.0%
Airlines — 1.0%
Southwest Airlines Co.	54,598	2,537,715

Apparel — 0.3%
Hanesbrands, Inc.	65,319	818,447

Auto Parts & Equipment — 0.0%
Adient PLC	6,257	94,230

Food Services — 0.5%
Aramark	43,297	1,254,314

Home Builders — 0.4%
Lennar Corp. Class A	28,625	1,120,669

Home Furnishing — 0.5%
Whirlpool Corp.	12,517	1,337,692

Leisure Time — 1.4%
Norwegian Cruise Line Holdings Ltd. (a)	42,893	1,818,234
Royal Caribbean Cruises Ltd.	20,487	2,003,424

		3,821,658

Lodging — 0.3%
MGM Resorts International	31,049	753,249

Retail — 4.6%
Advance Auto Parts, Inc.	13,049	2,054,696
Dollar General Corp.	26,995	2,917,620
Lowe’s Cos., Inc.	43,531	4,020,523
O’Reilly Automotive, Inc. (a)	3,200	1,101,856
Walmart, Inc.	22,616	2,106,680

		12,201,375

		23,939,349

	Number of Shares	Value
Consumer, Non-cyclical — 19.3%
Agriculture — 3.1%
Altria Group, Inc.	84,144	$4,155,872
Philip Morris International, Inc.	58,750	3,922,150

		8,078,022

Beverages — 0.8%
Coca-Cola European Partners PLC (a)	44,203	2,026,708

Commercial Services — 1.1%
AMERCO	4,892	1,605,114
Nielsen Holdings PLC	58,371	1,361,795

		2,966,909

Foods — 0.5%
Tyson Foods, Inc. Class A	25,643	1,369,336

Health Care – Products — 1.0%
Medtronic PLC	28,675	2,608,278

Health Care – Services — 2.4%
Anthem, Inc.	11,902	3,125,822
UnitedHealth Group, Inc.	12,663	3,154,607

		6,280,429

Pharmaceuticals — 10.4%
Cardinal Health, Inc.	39,260	1,750,996
Cigna Corp. (a)	15,866	3,013,248
CVS Health Corp.	95,782	6,275,637
Johnson & Johnson	24,676	3,184,438
Merck & Co., Inc.	18,779	1,434,903
Pfizer, Inc.	156,868	6,847,288
Sanofi ADR	103,172	4,478,697
Teva Pharmaceutical Industries Ltd. Sponsored ADR	43,850	676,167

		27,661,374

		50,991,056

Energy — 13.4%
Oil & Gas — 12.3%
BP PLC Sponsored ADR	110,784	4,200,929
Chevron Corp.	50,500	5,493,895
ConocoPhillips	107,779	6,720,021
Hess Corp.	41,652	1,686,906
Kosmos Energy Ltd. (a)	200,231	814,940
Occidental Petroleum Corp.	62,789	3,853,989
Parsley Energy, Inc. Class A (a)	61,617	984,640
Phillips 66	71,361	6,147,750
Valero Energy Corp.	16,381	1,228,083
Vermilion Energy, Inc. (b)	67,038	1,412,491

		32,543,644

Oil & Gas Services — 1.1%
Schlumberger Ltd.	81,674	2,946,798

		35,490,442

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 22.7%
Banks — 12.2%
Bank of America Corp.	155,603	$3,834,058
The Bank of New York Mellon Corp.	46,285	2,178,635
JP Morgan Chase & Co.	74,186	7,242,037
KeyCorp	104,202	1,540,105
State Street Corp.	87,795	5,537,231
US Bancorp	116,931	5,343,747
Wells Fargo & Co.	145,088	6,685,655

		32,361,468

Diversified Financial Services — 4.2%
American Express Co.	67,606	6,444,204
E*TRADE Financial Corp.	38,565	1,692,232
Navient Corp.	93,882	827,101
SLM Corp. (a)	255,027	2,119,274

		11,082,811

Insurance — 3.3%
Berkshire Hathaway, Inc. Class B (a)	11,953	2,440,564
Fidelity National Financial, Inc.	37,650	1,183,716
Loews Corp.	61,374	2,793,744
Willis Towers Watson PLC	15,110	2,294,605

		8,712,629

Real Estate Investment Trusts (REITS) — 2.5%
HCP, Inc.	134,071	3,744,603
Liberty Property Trust	34,877	1,460,649
MGM Growth Properties LLC Class A	51,684	1,364,974

		6,570,226

Savings & Loans — 0.5%
New York Community Bancorp, Inc.	140,512	1,322,218

		60,049,352

Industrial — 10.0%
Aerospace & Defense — 2.9%
Spirit AeroSystems Holdings, Inc. Class A	28,045	2,021,764
United Technologies Corp.	52,205	5,558,789

		7,580,553

Building Materials — 2.4%
Johnson Controls International PLC	172,670	5,119,665
Owens Corning	28,415	1,249,692

		6,369,357

Hand & Machine Tools — 2.3%
Stanley Black & Decker, Inc.	51,339	6,147,332

Machinery - Diversified — 0.5%
Wabtec Corp. (b)	19,997	1,404,789

Miscellaneous - Manufacturing — 1.9%
General Electric Co.	662,625	5,016,071

		26,518,102

	Number of Shares	Value
Technology — 8.0%
Computers — 1.4%
Hewlett Packard Enterprise Co.	74,169	$979,772
International Business Machines Corp.	23,707	2,694,775

		3,674,547

Semiconductors — 4.0%
Broadcom, Inc.	9,020	2,293,606
Microchip Technology, Inc.	22,520	1,619,638
QUALCOMM, Inc.	79,472	4,522,752
Texas Instruments, Inc.	20,922	1,977,129

		10,413,125

Software — 2.6%
Microsoft Corp.	21,942	2,228,649
Oracle Corp.	105,000	4,740,750

		6,969,399

		21,057,071

Utilities — 6.8%
Electric — 6.8%
Dominion Energy, Inc.	90,877	6,494,070
Entergy Corp.	53,620	4,615,073
Exelon Corp.	154,196	6,954,240

		18,063,383

TOTAL COMMON STOCK (Cost $285,106,883)		260,607,000

TOTAL EQUITIES (Cost $285,106,883)		260,607,000

MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
State Street Navigator Securities Lending Prime Portfolio (c)	1,934,285	1,934,285

TOTAL MUTUAL FUNDS (Cost $1,934,285)		1,934,285

TOTAL LONG-TERM INVESTMENTS (Cost $287,041,168)		262,541,285

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (d)	$3,897,784	$3,897,784

TOTAL SHORT-TERM INVESTMENTS (Cost $3,897,784)		3,897,784

TOTAL INVESTMENTS — 100.6% (Cost $290,938,952) (e)		266,439,069

Other Assets/(Liabilities) — (0.6)%		(1,542,958)

NET ASSETS — 100.0%		$264,896,111

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $1,894,312 or 0.72% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $3,898,055. Collateralized by U.S. Government Agency obligations with rates ranging from 0.375% - 1.500%, maturity dates ranging from 8/15/26 - 1/15/27, and an aggregate market value, including accrued interest, of $3,982,170.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	84.4%
Ireland	5.9%
United Kingdom	2.9%
France	1.7%
Netherlands	1.6%
Bermuda	1.0%
Liberia	0.8%
Canada	0.5%
Israel	0.3%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 96.9%

COMMON STOCK — 96.9%
Australia — 2.5%
AMP Ltd.	832,394	$1,436,818
Brambles Ltd.	38,000	271,655
Orica Ltd.	182,167	2,213,169

		3,921,642

Canada — 1.7%
Alimentation Couche-Tard, Inc. Class B	12,400	616,821
Cenovus Energy, Inc.	290,915	2,045,696

		2,662,517

Cayman Islands — 1.0%
Baidu, Inc. Sponsored ADR (a)	8,865	1,405,989
Ctrip.com International Ltd. ADR (a)	5,500	148,830

		1,554,819

France — 10.5%
Accor SA	56,800	2,408,763
BNP Paribas SA	133,835	6,027,687
Bureau Veritas SA	72,200	1,466,430
Danone SA	13,291	936,742
Pernod Ricard SA	2,705	444,154
Publicis Groupe SA	53,602	3,067,726
Valeo SA	80,610	2,337,434

		16,688,936

Germany — 16.5%
Allianz SE Registered	20,990	4,211,988
Bayer AG Registered	56,394	3,910,425
Bayerische Motoren Werke AG	57,750	4,677,004
Continental AG	36,310	5,020,885
Daimler AG Registered	110,703	5,820,392
thyssenkrupp AG	155,700	2,672,357

		26,313,051

India — 0.8%
Axis Bank Ltd. (a)	144,142	1,282,333

Indonesia — 1.8%
Bank Mandiri Persero Tbk PT	5,612,000	2,877,007

Ireland — 3.2%
Ryanair Holdings PLC Sponsored ADR (a)	45,985	3,280,570
Willis Towers Watson PLC	11,599	1,761,424

		5,041,994

Italy — 3.6%
Intesa Sanpaolo SpA	2,585,700	5,730,623

Japan — 4.9%
Komatsu Ltd.	109,600	2,334,665
Olympus Corp.	64,500	1,972,292

	Number of Shares	Value
Omron Corp.	17,400	$627,150
Toyota Motor Corp.	50,300	2,921,463

		7,855,570

Mexico — 1.1%
Grupo Televisa SAB Sponsored ADR	132,800	1,670,624

Netherlands — 7.0%
Akzo Nobel NV	7,561	607,773
ASML Holding NV	15,125	2,359,907
CNH Industrial NV	547,808	4,928,350
EXOR NV	61,400	3,317,893

		11,213,923

Republic of Korea — 2.4%
NAVER Corp.	16,240	1,769,474
Samsung Electronics Co. Ltd.	60,150	2,081,230

		3,850,704

South Africa — 2.8%
Naspers Ltd.	22,655	4,500,130

Sweden — 5.6%
Hennes & Mauritz AB Class B	300,418	4,267,008
SKF AB Class B	139,300	2,121,158
Volvo AB Class B	187,970	2,471,563

		8,859,729

Switzerland — 8.9%
Cie Financiere Richemont SA Registered	39,140	2,515,427
Credit Suisse Group AG Registered	491,623	5,417,756
Kuehne & Nagel International AG Registered	13,080	1,686,174
LafargeHolcim Ltd. Registered	76,380	3,156,192
Nestle SA Registered	17,330	1,408,944

		14,184,493

Taiwan — 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	337,000	2,446,377

United Kingdom — 21.1%
Ashtead Group PLC	131,759	2,729,834
Diageo PLC	30,900	1,098,295
Experian PLC	30,900	751,016
Ferguson PLC	30,033	1,923,491
G4S PLC	537,200	1,344,432
Glencore PLC	1,250,300	4,611,557
Liberty Global PLC Series A (a)	60,400	1,288,936
Liberty Global PLC Series C (a)	111,400	2,299,296
Lloyds Banking Group PLC	8,725,600	5,765,662
Meggitt PLC	69,838	417,786
Reckitt Benckiser Group PLC	8,200	626,201
Royal Bank of Scotland Group PLC	1,163,800	3,199,949
Schroders PLC	109,100	3,383,564

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Smiths Group PLC	86,200	$1,492,444
WPP PLC	250,800	2,693,665

		33,626,128

TOTAL COMMON STOCK (Cost $184,689,951)		154,280,600

TOTAL EQUITIES (Cost $184,689,951)		154,280,600

TOTAL LONG-TERM INVESTMENTS (Cost $184,689,951)		154,280,600

	Principal Amount
SHORT-TERM INVESTMENTS — 3.8%
Repurchase Agreement — 3.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (b)	$6,121,815	6,121,815

TOTAL SHORT-TERM INVESTMENTS (Cost $6,121,815)		6,121,815

TOTAL INVESTMENTS — 100.7% (Cost $190,811,766) (c)		160,402,415

Other Assets/(Liabilities) — (0.7)%		(1,095,696)

NET ASSETS — 100.0%		$159,306,719

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $6,122,240. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $6,247,548.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	27.9%
Consumer, Cyclical	24.0%
Industrial	11.9%
Communications	11.8%
Consumer, Non-cyclical	10.7%
Basic Materials	5.0%
Technology	4.3%
Energy	1.3%

Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%

Net Assets	100.0%

Forward contracts at December 31, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contract to Deliver
CHF	3,135,000	State Street Bank and Trust Co.*	6/19/19	$3,318,198	$77,015

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

CHF	Swiss Franc

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Communications — 27.2%
Internet — 22.5%
Alibaba Group Holding Ltd. Sponsored ADR (a)	35,033	$4,801,973
Alphabet, Inc. Class A (a)	2,694	2,815,122
Alphabet, Inc. Class C (a)	2,701	2,797,183
Amazon.com, Inc. (a)	4,082	6,131,042
Facebook, Inc. Class A (a)	34,876	4,571,895

		21,117,215

Media — 1.8%
FactSet Research Systems, Inc.	8,281	1,657,276

Telecommunications — 2.9%
Cisco Systems, Inc.	64,172	2,780,573

		25,555,064

Consumer, Cyclical — 6.7%
Retail — 6.7%
Starbucks Corp.	48,643	3,132,609
Yum China Holdings, Inc.	36,918	1,237,861
Yum! Brands, Inc.	20,284	1,864,505

		6,234,975

Consumer, Non-cyclical — 28.6%
Beverages — 6.1%
The Coca-Cola Co.	55,244	2,615,804
Monster Beverage Corp. (a)	62,156	3,059,318

		5,675,122

Biotechnology — 5.6%
Amgen, Inc.	9,534	1,855,984
Regeneron Pharmaceuticals, Inc. (a)	9,174	3,426,489

		5,282,473

Commercial Services — 1.0%
Automatic Data Processing, Inc.	6,920	907,350

Cosmetics & Personal Care — 5.2%
Colgate-Palmolive Co.	32,272	1,920,829
The Procter & Gamble Co.	32,415	2,979,587

		4,900,416

Foods — 2.8%
Danone SA Sponsored ADR	188,581	2,636,362

Health Care – Products — 1.8%
Varian Medical Systems, Inc. (a)	14,981	1,697,497

Pharmaceuticals — 6.1%
Merck & Co., Inc.	16,302	1,245,636
Novartis AG Sponsored ADR	20,284	1,740,570
Novo Nordisk A/S Sponsored ADR	59,394	2,736,282

		5,722,488

		26,821,708

	Number of Shares	Value
Energy — 1.7%
Oil & Gas Services — 1.7%
Schlumberger Ltd.	45,023	$1,624,430

Financial — 9.6%
Diversified Financial Services — 9.6%
American Express Co.	11,030	1,051,380
SEI Investments Co.	43,148	1,993,437
Visa, Inc. Class A	45,273	5,973,320

		9,018,137

Industrial — 6.8%
Machinery – Diversified — 2.8%
Deere & Co.	17,876	2,666,563

Transportation — 4.0%
Expeditors International of Washington, Inc.	41,603	2,832,748
United Parcel Service, Inc. Class B	9,096	887,133

		3,719,881

		6,386,444

Technology — 17.5%
Semiconductors — 2.9%
QUALCOMM, Inc.	47,042	2,677,160

Software — 14.6%
Autodesk, Inc. (a)	29,904	3,845,953
Cerner Corp. (a)	38,786	2,033,938
Microsoft Corp.	31,829	3,232,871
Oracle Corp.	102,218	4,615,143

		13,727,905

		16,405,065

TOTAL COMMON STOCK (Cost $73,468,107)		92,045,823

TOTAL EQUITIES (Cost $73,468,107)		92,045,823

TOTAL LONG-TERM INVESTMENTS (Cost $73,468,107)		92,045,823

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.7%
Repurchase Agreement — 3.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (b)	$3,488,875	$3,488,875

TOTAL SHORT-TERM INVESTMENTS (Cost $3,488,875)		3,488,875

TOTAL INVESTMENTS — 101.8% (Cost $76,956,982) (c)		95,534,698

Other Assets/(Liabilities) — (1.8)%		(1,733,200)

NET ASSETS — 100.0%		$93,801,498

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $3,489,117. Collateralized by U.S. Government Agency obligations with a rate of 2.250%, maturity date of 2/15/27, and an aggregate market value, including accrued interest, of $3,561,608.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	83.7%
Cayman Islands	5.1%
Denmark	2.9%
France	2.8%
Switzerland	1.9%
Netherlands	1.7%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 100.4%

COMMON STOCK — 100.4%
Basic Materials — 2.2%
Chemicals — 1.9%
Air Products & Chemicals, Inc. (a)	1,545	$247,276
Albemarle Corp. (a)	780	60,115
Celanese Corp. (a)	1,025	92,219
CF Industries Holdings, Inc. (a)	1,644	71,531
DowDuPont, Inc. (a)	16,576	886,485
Eastman Chemical Co. (a)	1,005	73,476
FMC Corp. (a)	947	70,040
International Flavors & Fragrances, Inc. (a)	678	91,035
Linde PLC (a)	3,984	621,663
LyondellBasell Industries NV Class A (a)	2,265	188,357
The Mosaic Co. (a)	2,471	72,178
PPG Industries, Inc. (a)	1,804	184,423
The Sherwin-Williams Co. (a)	583	229,387

		2,888,185

Forest Products & Paper — 0.1%
International Paper Co. (a)	2,922	117,932

Iron & Steel — 0.1%
Nucor Corp. (a)	2,239	116,003

Mining — 0.1%
Freeport-McMoRan, Inc. (a)	10,834	111,698
Newmont Mining Corp. (a)	3,763	130,388

		242,086

		3,364,206

Communications — 14.6%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. (a)	2,717	56,051
Omnicom Group, Inc. (a)	1,603	117,404

		173,455

Internet — 8.9%
Alphabet, Inc. Class A (a) (b)	2,153	2,249,799
Alphabet, Inc. Class C (a) (b)	2,211	2,289,734
Amazon.com, Inc. (a) (b)	2,959	4,444,329
Booking Holdings, Inc. (a) (b)	329	566,676
eBay, Inc. (a) (b)	6,511	182,764
Expedia Group, Inc. (a)	855	96,316
F5 Networks, Inc. (a) (b)	431	69,835
Facebook, Inc. Class A (a) (b)	17,312	2,269,430
Netflix, Inc. (a) (b)	3,153	843,932
Symantec Corp. (a)	4,375	82,666
TripAdvisor, Inc. (a) (b)	787	42,451
Twitter, Inc. (a) (b)	4,975	142,981
VeriSign, Inc. (a) (b)	825	122,339

		13,403,252

	Number of Shares	Value
Media — 2.3%
CBS Corp. Class B (a)	2,407	$105,234
Charter Communications, Inc. Class A (a) (b)	1,282	365,331
Comcast Corp. Class A (a)	32,691	1,113,129
Discovery, Inc. Class A (a) (b)	1,098	27,164
Discovery, Inc. Class C (a) (b)	2,410	55,623
DISH Network Corp. Class A (a) (b)	1,613	40,277
News Corp. Class A (a)	2,786	31,621
News Corp. Class B (a)	778	8,986
Twenty-First Century Fox, Inc. Class A (a)	7,682	369,658
Twenty-First Century Fox, Inc. Class B (a)	3,452	164,937
Viacom, Inc. Class B (a)	2,489	63,967
The Walt Disney Co. (a)	10,717	1,175,119

		3,521,046

Telecommunications — 3.3%
Arista Networks, Inc. (a) (b)	396	83,437
AT&T, Inc. (a)	52,313	1,493,013
CenturyLink, Inc. (a)	6,918	104,808
Cisco Systems, Inc. (a)	32,381	1,403,069
Juniper Networks, Inc. (a)	2,465	66,333
Motorola Solutions, Inc. (a)	1,135	130,570
Verizon Communications, Inc. (a)	29,728	1,671,308

		4,952,538

		22,050,291

Consumer, Cyclical — 8.5%
Airlines — 0.5%
Alaska Air Group, Inc. (a)	869	52,879
American Airlines Group, Inc. (a)	2,937	94,307
Delta Air Lines, Inc. (a)	4,608	229,939
Southwest Airlines Co. (a)	3,530	164,075
United Continental Holdings, Inc. (a) (b)	1,662	139,159

		680,359

Apparel — 0.7%
Hanesbrands, Inc. (a)	2,536	31,776
Michael Kors Holdings Ltd. (a) (b)	1,057	40,081
NIKE, Inc. Class B (a)	9,258	686,388
PVH Corp. (a)	535	49,728
Ralph Lauren Corp. (a)	392	40,556
Under Armour, Inc. Class A (a) (b)	1,341	23,696
Under Armour, Inc. Class C (a) (b)	1,292	20,892
VF Corp. (a)	2,309	164,724

		1,057,841

Auto Manufacturers — 0.5%
Ford Motor Co. (a)	27,699	211,897
General Motors Co. (a)	9,604	321,254

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PACCAR, Inc. (a)	2,476	$141,479

		674,630

Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	1,876	115,505
BorgWarner, Inc. (a)	1,381	47,976
The Goodyear Tire & Rubber Co. (a)	1,678	34,248

		197,729

Distribution & Wholesale — 0.2%
Fastenal Co. (a)	2,024	105,835
LKQ Corp. (a) (b)	2,179	51,707
W.W. Grainger, Inc. (a)	305	86,120

		243,662

Home Builders — 0.1%
D.R. Horton, Inc. (a)	2,420	83,877
Lennar Corp. Class A (a)	2,268	88,792
PulteGroup, Inc. (a)	1,867	48,524

		221,193

Home Furnishing — 0.1%
Leggett & Platt, Inc. (a)	920	32,973
Whirlpool Corp. (a)	454	48,519

		81,492

Housewares — 0.0%
Newell Brands, Inc. (a)	2,884	53,614

Leisure Time — 0.2%
Carnival Corp. (a)	2,879	141,935
Harley-Davidson, Inc. (a)	1,169	39,886
Norwegian Cruise Line Holdings Ltd. (a) (b)	1,454	61,635
Royal Caribbean Cruises Ltd. (a)	1,200	117,348

		360,804

Lodging — 0.4%
Hilton Worldwide Holdings, Inc. (a)	2,251	161,622
Marriott International, Inc. Class A (a)	1,989	215,926
MGM Resorts International (a)	3,525	85,517
Wynn Resorts Ltd. (a)	751	74,281

		537,346

Retail — 5.6%
Advance Auto Parts, Inc. (a)	520	81,879
AutoZone, Inc. (a) (b)	187	156,770
Best Buy Co., Inc. (a)	1,737	91,992
CarMax, Inc. (a) (b)	1,272	79,793
Chipotle Mexican Grill, Inc. (a) (b)	172	74,268
Copart, Inc. (a) (b)	1,421	67,895
Costco Wholesale Corp. (a)	3,169	645,557
Darden Restaurants, Inc. (a)	872	87,078
Dollar General Corp. (a)	1,938	209,459
Dollar Tree, Inc. (a) (b)	1,678	151,557
Foot Locker, Inc. (a)	832	44,262
The Gap, Inc. (a)	1,532	39,464

	Number of Shares	Value
Genuine Parts Co. (a)	1,033	$99,189
The Home Depot, Inc. (a)	8,105	1,392,601
Kohl’s Corp. (a)	1,184	78,547
L Brands, Inc. (a)	1,710	43,896
Lowe’s Cos., Inc. (a)	5,789	534,672
Macy’s, Inc. (a)	2,157	64,235
McDonald’s Corp. (a)	5,545	984,626
Nordstrom, Inc. (a)	827	38,546
O’Reilly Automotive, Inc. (a) (b)	584	201,089
Ross Stores, Inc. (a)	2,761	229,715
Starbucks Corp. (a)	8,951	576,444
Tapestry, Inc. (a)	2,029	68,479
Target Corp. (a)	3,813	252,001
Tiffany & Co. (a)	719	57,887
The TJX Cos., Inc. (a)	8,842	395,591
Tractor Supply Co. (a)	846	70,590
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	403	98,670
Walgreens Boots Alliance, Inc. (a)	5,819	397,612
Walmart, Inc. (a)	10,238	953,670
Yum! Brands, Inc. (a)	2,285	210,037

		8,478,071

Textiles — 0.0%
Mohawk Industries, Inc. (a) (b)	445	52,047

Toys, Games & Hobbies — 0.1%
Hasbro, Inc. (a)	802	65,162
Mattel, Inc. (a) (b) (c)	2,425	24,226

		89,388

		12,728,176

Consumer, Non-cyclical — 23.4%
Agriculture — 1.0%
Altria Group, Inc. (a)	13,572	670,321
Archer-Daniels-Midland Co. (a)	3,944	161,586
Philip Morris International, Inc. (a)	11,223	749,247

		1,581,154

Beverages — 1.9%
Brown-Forman Corp. Class B (a)	1,119	53,242
The Coca-Cola Co. (a)	27,539	1,303,972
Constellation Brands, Inc. Class A (a)	1,183	190,250
Molson Coors Brewing Co. Class B (a)	1,303	73,176
Monster Beverage Corp. (a) (b)	2,948	145,101
PepsiCo, Inc. (a)	10,158	1,122,256

		2,887,997

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc. (a) (b)	1,567	152,563
Amgen, Inc. (a)	4,609	897,234
Biogen, Inc. (a) (b)	1,465	440,848
Celgene Corp. (a) (b)	5,095	326,539
Gilead Sciences, Inc. (a)	9,365	585,781

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Illumina, Inc. (a) (b)	1,036	$310,727
Incyte Corp. (a) (b)	1,239	78,788
Regeneron Pharmaceuticals, Inc. (a) (b)	545	203,558
Vertex Pharmaceuticals, Inc. (a) (b)	1,795	297,449

		3,293,487

Commercial Services — 2.0%
Automatic Data Processing, Inc. (a)	3,170	415,650
Cintas Corp. (a)	609	102,306
Ecolab, Inc. (a)	1,843	271,566
Equifax, Inc. (a)	853	79,440
FleetCor Technologies, Inc. (a) (b)	633	117,561
Gartner, Inc. (a) (b)	643	82,201
Global Payments, Inc. (a)	1,121	115,609
H&R Block, Inc. (a)	1,471	37,319
IHS Markit Ltd. (a) (b)	2,498	119,829
Moody’s Corp. (a)	1,176	164,687
Nielsen Holdings PLC (a)	2,358	55,012
PayPal Holdings, Inc. (a) (b)	8,514	715,942
Quanta Services, Inc. (a)	1,053	31,695
Robert Half International, Inc. (a)	870	49,764
Rollins, Inc. (a)	1,057	38,158
S&P Global, Inc. (a)	1,771	300,964
Total System Services, Inc. (a)	1,168	94,947
United Rentals, Inc. (a) (b)	589	60,390
Verisk Analytics, Inc. (a) (b)	1,254	136,736
The Western Union Co. (a)	3,244	55,343

		3,045,119

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co. (a)	6,302	375,095
Coty, Inc. Class A (a)	3,329	21,838
The Estee Lauder Cos., Inc. Class A (a)	1,578	205,298
The Procter & Gamble Co. (a)	17,921	1,647,299

		2,249,530

Foods — 1.3%
Campbell Soup Co. (a)	1,341	44,239
Conagra Brands, Inc. (a)	3,741	79,908
General Mills, Inc. (a)	4,184	162,925
The Hershey Co. (a)	983	105,358
Hormel Foods Corp. (a)	1,910	81,519
The J.M. Smucker Co. (a)	788	73,670
Kellogg Co. (a)	1,761	100,395
The Kraft Heinz Co. (a)	4,574	196,865
The Kroger Co. (a)	5,769	158,647
Lamb Weston Holdings, Inc. (a)	1,100	80,916
McCormick & Co., Inc. (a)	849	118,215
Mondelez International, Inc. Class A (a)	10,543	422,036
Sysco Corp. (a)	3,376	211,540
Tyson Foods, Inc. Class A (a)	2,099	112,087

		1,948,320

	Number of Shares	Value
Health Care - Products — 3.9%
Abbott Laboratories (a)	12,661	$915,770
ABIOMED, Inc. (a) (b)	297	96,537
Align Technology, Inc. (a) (b)	512	107,228
Baxter International, Inc. (a)	3,470	228,395
Becton, Dickinson & Co. (a)	1,947	438,698
Boston Scientific Corp. (a) (b)	10,081	356,263
The Cooper Cos., Inc. (a)	344	87,548
Danaher Corp. (a)	4,472	461,153
DENTSPLY SIRONA, Inc. (a)	1,600	59,536
Edwards Lifesciences Corp. (a) (b)	1,485	227,458
Henry Schein, Inc. (a) (b)	1,070	84,016
Hologic, Inc. (a) (b)	1,921	78,953
IDEXX Laboratories, Inc. (a) (b)	612	113,844
Intuitive Surgical, Inc. (a) (b)	836	400,377
Medtronic PLC (a)	9,667	879,310
ResMed, Inc. (a)	1,005	114,439
Stryker Corp. (a)	2,254	353,315
Thermo Fisher Scientific, Inc. (a)	2,912	651,677
Varian Medical Systems, Inc. (a) (b)	640	72,518
Zimmer Biomet Holdings, Inc. (a)	1,432	148,527

		5,875,562

Health Care - Services — 2.3%
Anthem, Inc. (a)	1,882	494,270
Centene Corp. (a) (b)	1,445	166,608
DaVita, Inc. (a) (b)	807	41,528
HCA Healthcare, Inc. (a)	1,957	243,549
Humana, Inc. (a)	970	277,886
IQVIA Holdings, Inc. (a) (b)	1,149	133,479
Laboratory Corp. of America Holdings (a) (b)	721	91,105
Quest Diagnostics, Inc. (a)	954	79,440
UnitedHealth Group, Inc. (a)	6,926	1,725,405
Universal Health Services, Inc. Class B (a)	612	71,335
WellCare Health Plans, Inc. (a) (b)	347	81,923

		3,406,528

Household Products & Wares — 0.4%
Avery Dennison Corp. (a)	620	55,695
Church & Dwight Co., Inc. (a)	1,723	113,304
The Clorox Co. (a)	912	140,576
Kimberly-Clark Corp. (a)	2,462	280,520

		590,095

Pharmaceuticals — 6.9%
AbbVie, Inc. (a)	10,840	999,340
Allergan PLC (a)	2,304	307,953
AmerisourceBergen Corp. (a)	1,152	85,709
Bristol-Myers Squibb Co. (a)	11,784	612,532
Cardinal Health, Inc. (a)	2,189	97,629
Cigna Corp. (a)	2,767	525,488
CVS Health Corp. (a)	9,331	611,367

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Eli Lilly & Co. (a)	6,813	$788,400
Johnson & Johnson (a)	19,306	2,491,439
McKesson Corp. (a)	1,442	159,298
Merck & Co., Inc. (a)	18,715	1,430,013
Mylan NV (a) (b)	3,631	99,489
Nektar Therapeutics (a) (b)	1,135	37,308
Perrigo Co. PLC (a)	907	35,146
Pfizer, Inc. (a)	41,618	1,816,626
Zoetis, Inc. (a)	3,409	291,606

		10,389,343

		35,267,135

Energy — 5.3%
Oil & Gas — 4.5%
Anadarko Petroleum Corp. (a)	3,629	159,095
Apache Corp. (a)	2,693	70,691
Cabot Oil & Gas Corp. (a)	3,181	71,095
Chevron Corp. (a)	13,735	1,494,231
Cimarex Energy Co. (a)	665	40,997
Concho Resources, Inc. (a) (b)	1,476	151,718
ConocoPhillips (a)	8,285	516,570
Devon Energy Corp. (a)	3,368	75,915
Diamondback Energy, Inc. (a)	1,153	106,883
EOG Resources, Inc. (a)	4,204	366,631
Exxon Mobil Corp. (a)	30,439	2,075,635
Helmerich & Payne, Inc. (a)	778	37,297
Hess Corp. (a)	1,660	67,230
HollyFrontier Corp. (a)	1,080	55,210
Marathon Oil Corp. (a)	6,008	86,155
Marathon Petroleum Corp. (a)	5,042	297,528
Newfield Exploration Co. (a) (b)	1,405	20,597
Noble Energy, Inc. (a)	3,426	64,272
Occidental Petroleum Corp. (a)	5,397	331,268
Phillips 66 (a)	3,117	268,530
Pioneer Natural Resources Co. (a)	1,201	157,956
Valero Energy Corp. (a)	3,036	227,609

		6,743,113

Oil & Gas Services — 0.5%
Baker Hughes a GE Co. (a)	3,842	82,603
Halliburton Co. (a)	6,174	164,105
National Oilwell Varco, Inc. (a)	2,689	69,107
Schlumberger Ltd. (a)	10,087	363,939
TechnipFMC PLC (a)	3,054	59,797

		739,551

Pipelines — 0.3%
Kinder Morgan, Inc. (a)	13,375	205,708
ONEOK, Inc. (a)	2,897	156,293
The Williams Cos., Inc. (a)	8,949	197,325

		559,326

		8,041,990

	Number of Shares	Value
Financial — 17.9%
Banks — 6.5%
Bank of America Corp. (a)	65,484	$1,613,526
The Bank of New York Mellon Corp. (a)	6,524	307,085
BB&T Corp. (a)	5,587	242,029
Citigroup, Inc. (a)	17,524	912,299
Citizens Financial Group, Inc. (a)	3,415	101,528
Comerica, Inc. (a)	1,274	87,511
Fifth Third Bancorp (a)	4,943	116,309
The Goldman Sachs Group, Inc. (a)	2,501	417,792
Huntington Bancshares, Inc. (a)	7,779	92,726
JP Morgan Chase & Co. (a)	23,845	2,327,749
KeyCorp (a)	7,479	110,540
M&T Bank Corp. (a)	961	137,548
Morgan Stanley (a)	9,464	375,247
Northern Trust Corp. (a)	1,661	138,843
The PNC Financial Services Group, Inc. (a)	3,311	387,089
Regions Financial Corp. (a)	7,307	97,768
State Street Corp. (a)	2,792	176,091
SunTrust Banks, Inc. (a)	3,276	165,241
SVB Financial Group (a) (b)	374	71,030
US Bancorp (a)	10,909	498,541
Wells Fargo & Co. (a)	30,425	1,401,984
Zions Bancorp NA (a)	1,363	55,529

		9,834,005

Diversified Financial Services — 4.1%
Affiliated Managers Group, Inc. (a)	383	37,320
Alliance Data Systems Corp. (a)	339	50,877
American Express Co. (a)	5,048	481,175
Ameriprise Financial, Inc. (a)	1,027	107,188
BlackRock, Inc. (a)	869	341,361
Capital One Financial Corp. (a)	3,449	260,710
Cboe Global Markets, Inc. (a)	792	77,481
The Charles Schwab Corp. (a)	8,459	351,302
CME Group, Inc. (a)	2,583	485,914
Discover Financial Services (a)	2,323	137,011
E*TRADE Financial Corp. (a)	1,856	81,441
Franklin Resources, Inc. (a)	2,350	69,701
Intercontinental Exchange, Inc. (a)	4,143	312,092
Invesco Ltd. (a)	2,841	47,558
Jefferies Financial Group, Inc. (a)	2,137	37,098
Mastercard, Inc. Class A (a)	6,541	1,233,960
Nasdaq, Inc. (a)	823	67,132
Raymond James Financial, Inc. (a)	909	67,639
Synchrony Financial (a)	4,630	108,620
T. Rowe Price Group, Inc. (a)	1,705	157,406
Visa, Inc. Class A (a)	12,630	1,666,402

		6,179,388

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 4.3%
Aflac, Inc. (a)	5,460	$248,758
The Allstate Corp. (a)	2,498	206,410
American International Group, Inc. (a)	6,329	249,426
Aon PLC (a)	1,723	250,455
Arthur J Gallagher & Co. (a)	1,286	94,778
Assurant, Inc. (a)	369	33,003
Berkshire Hathaway, Inc. Class B (a) (b)	13,977	2,853,824
Brighthouse Financial, Inc. (a) (b)	843	25,695
Chubb Ltd. (a)	3,321	429,007
Cincinnati Financial Corp. (a)	1,053	81,523
Everest Re Group Ltd. (a)	288	62,715
The Hartford Financial Services Group, Inc. (a)	2,524	112,192
Lincoln National Corp. (a)	1,526	78,299
Loews Corp. (a)	2,096	95,410
Marsh & McLennan Cos., Inc. (a)	3,650	291,087
MetLife, Inc. (a)	7,125	292,552
Principal Financial Group, Inc. (a)	1,875	82,819
The Progressive Corp. (a)	4,104	247,594
Prudential Financial, Inc. (a)	2,979	242,937
Torchmark Corp. (a)	745	55,525
The Travelers Cos., Inc. (a)	1,905	228,124
Unum Group (a)	1,555	45,686
Willis Towers Watson PLC (a)	965	146,545

		6,454,364

Real Estate — 0.1%
CBRE Group, Inc. Class A (a) (b)	2,130	85,285

Real Estate Investment Trusts (REITS) — 2.9%
Alexandria Real Estate Equities, Inc. (a)	873	100,605
American Tower Corp. (a)	3,181	503,202
Apartment Investment & Management Co. Class A (a)	1,111	48,751
AvalonBay Communities, Inc. (a)	1,049	182,578
Boston Properties, Inc. (a)	1,088	122,454
Crown Castle International Corp. (a)	2,924	317,634
Digital Realty Trust, Inc. (a)	1,466	156,202
Duke Realty Corp. (a)	2,511	65,035
Equinix, Inc. (a)	560	197,434
Equity Residential (a)	2,596	171,362
Essex Property Trust, Inc. (a)	465	114,023
Extra Space Storage, Inc. (a)	889	80,437
Federal Realty Investment Trust (a)	517	61,027
HCP, Inc. (a)	3,316	92,616
Host Hotels & Resorts, Inc. (a)	5,224	87,084
Iron Mountain, Inc. (a)	1,984	64,301
Kimco Realty Corp. (a)	2,944	43,130
The Macerich Co. (a)	765	33,109
Mid-America Apartment Communities, Inc. (a)	794	75,986

	Number of Shares	Value
Prologis, Inc. (a)	4,434	$260,364
Public Storage (a)	1,056	213,745
Realty Income Corp. (a)	2,251	141,903
Regency Centers Corp. (a)	1,368	80,274
SBA Communications Corp. (a) (b)	812	131,455
Simon Property Group, Inc. (a)	2,236	375,626
SL Green Realty Corp. (a)	623	49,267
UDR, Inc. (a)	2,282	90,413
Ventas, Inc. (a)	2,511	147,119
Vornado Realty Trust (a)	1,220	75,677
Welltower, Inc. (a)	2,785	193,307
Weyerhaeuser Co. (a)	5,383	117,672

		4,393,792

Savings & Loans — 0.0%
People’s United Financial, Inc. (a)	3,670	52,958

		26,999,792

Industrial — 9.1%
Aerospace & Defense — 2.4%
Arconic, Inc. (a)	2,993	50,462
The Boeing Co. (a)	3,801	1,225,822
General Dynamics Corp. (a)	1,947	306,088
Harris Corp. (a)	837	112,702
L3 Technologies, Inc. (a)	550	95,513
Lockheed Martin Corp. (a)	1,796	470,265
Northrop Grumman Corp. (a)	1,268	310,533
Raytheon Co. (a)	2,077	318,508
TransDigm Group, Inc. (a) (b)	343	116,641
United Technologies Corp. (a)	5,857	623,653

		3,630,187

Building Materials — 0.3%
Fortune Brands Home & Security, Inc. (a)	1,021	38,788
Johnson Controls International PLC (a)	6,522	193,377
Martin Marietta Materials, Inc. (a)	444	76,310
Masco Corp. (a)	2,501	73,129
Vulcan Materials Co. (a)	932	92,082

		473,686

Electrical Components & Equipment — 0.2%
AMETEK, Inc. (a)	1,630	110,351
Emerson Electric Co. (a)	4,438	265,171

		375,522

Electronics — 1.4%
Agilent Technologies, Inc. (a)	2,252	151,920
Allegion PLC (a)	667	53,167
Amphenol Corp. Class A (a)	2,127	172,330
Corning, Inc. (a)	5,934	179,266
FLIR Systems, Inc. (a)	966	42,060
Fortive Corp. (a)	2,172	146,957
Garmin Ltd. (a)	950	60,154

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Honeywell International, Inc. (a)	5,315	$702,218
Keysight Technologies, Inc. (a) (b)	1,327	82,380
Mettler-Toledo International, Inc. (a) (b)	179	101,239
PerkinElmer, Inc. (a)	777	61,033
TE Connectivity Ltd. (a)	2,558	193,461
Waters Corp. (a) (b)	556	104,889

		2,051,074

Engineering & Construction — 0.1%
Fluor Corp. (a)	990	31,878
Jacobs Engineering Group, Inc. (a)	848	49,574

		81,452

Environmental Controls — 0.3%
Pentair PLC (a)	1,140	43,069
Republic Services, Inc. (a)	1,626	117,218
Waste Management, Inc. (a)	2,853	253,889

		414,176

Hand & Machine Tools — 0.1%
Snap-on, Inc. (a)	398	57,825
Stanley Black & Decker, Inc. (a)	1,083	129,679

		187,504

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc. (a)	4,282	544,114

Machinery – Diversified — 0.7%
Cummins, Inc. (a)	1,023	136,714
Deere & Co. (a)	2,348	350,251
Dover Corp. (a)	1,157	82,089
Flowserve Corp. (a)	900	34,218
Rockwell Automation, Inc. (a)	830	124,898
Roper Technologies, Inc. (a)	732	195,093
Xylem, Inc. (a)	1,266	84,468

		1,007,731

Miscellaneous – Manufacturing — 1.4%
3M Co. (a)	4,185	797,410
A.O. Smith Corp. (a)	1,016	43,383
Eaton Corp. PLC (a)	3,241	222,527
General Electric Co. (a)	62,956	476,577
Illinois Tool Works, Inc. (a)	2,147	272,003
Ingersoll-Rand PLC (a)	1,746	159,288
Parker-Hannifin Corp. (a)	938	139,893
Textron, Inc. (a)	1,804	82,966

		2,194,047

Packaging & Containers — 0.2%
Ball Corp. (a)	2,460	113,111
Packaging Corp. of America (a)	664	55,417
Sealed Air Corp. (a)	1,110	38,672
WestRock Co. (a)	1,805	68,157

		275,357

	Number of Shares	Value
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. (a)	317	$60,328

Transportation — 1.6%
C.H. Robinson Worldwide, Inc. (a)	990	83,249
CSX Corp. (a)	5,630	349,792
Expeditors International of Washington, Inc. (a)	1,227	83,546
FedEx Corp. (a)	1,775	286,361
J.B. Hunt Transport Services, Inc. (a)	597	55,545
Kansas City Southern (a)	738	70,442
Norfolk Southern Corp. (a)	1,990	297,585
Union Pacific Corp. (a)	5,327	736,351
United Parcel Service, Inc. Class B (a)	5,013	488,918

		2,451,789

		13,746,967

Technology — 16.0%
Computers — 5.1%
Accenture PLC Class A (a)	4,582	646,108
Apple, Inc. (a)	32,438	5,116,770
Cognizant Technology Solutions Corp. Class A (a)	4,129	262,109
DXC Technology Co. (a)	2,006	106,659
Fortinet, Inc. (a) (b)	1,149	80,924
Hewlett Packard Enterprise Co. (a)	10,073	133,064
HP, Inc. (a)	11,512	235,535
International Business Machines Corp. (a)	6,540	743,402
NetApp, Inc. (a)	1,891	112,836
Seagate Technology PLC (a)	1,765	68,111
Western Digital Corp. (a)	2,108	77,933

		7,583,451

Office & Business Equipment — 0.0%
Xerox Corp. (a)	1,505	29,739

Semiconductors — 3.8%
Advanced Micro Devices, Inc. (a) (b)	5,804	107,142
Analog Devices, Inc. (a)	2,613	224,274
Applied Materials, Inc. (a)	7,293	238,773
Broadcom, Inc. (a)	2,997	762,077
Intel Corp. (a)	32,832	1,540,806
IPG Photonics Corp. (a) (b)	264	29,909
KLA-Tencor Corp. (a)	1,096	98,081
Lam Research Corp. (a)	1,079	146,927
Maxim Integrated Products, Inc. (a)	2,122	107,904
Microchip Technology, Inc. (a)	1,654	118,956
Micron Technology, Inc. (a) (b)	8,171	259,266
NVIDIA Corp. (a)	4,415	589,402
Qorvo, Inc. (a) (b)	891	54,110
QUALCOMM, Inc. (a)	8,739	497,336
Skyworks Solutions, Inc. (a)	1,294	86,724
Texas Instruments, Inc. (a)	6,928	654,696

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Xilinx, Inc. (a)	1,784	$151,943

		5,668,326

Software — 7.1%
Activision Blizzard, Inc. (a)	5,363	249,755
Adobe, Inc. (a) (b)	3,536	799,985
Akamai Technologies, Inc. (a) (b)	1,202	73,418
ANSYS, Inc. (a) (b)	592	84,620
Autodesk, Inc. (a) (b)	1,553	199,731
Broadridge Financial Solutions, Inc. (a)	821	79,021
Cadence Design Systems, Inc. (a) (b)	1,986	86,351
Cerner Corp. (a) (b)	2,450	128,478
Citrix Systems, Inc. (a)	907	92,931
Electronic Arts, Inc. (a) (b)	2,161	170,525
Fidelity National Information Services, Inc. (a)	2,394	245,505
Fiserv, Inc. (a) (b)	2,931	215,399
Intuit, Inc. (a)	1,894	372,834
Jack Henry & Associates, Inc. (a)	537	67,941
Microsoft Corp. (a)	55,611	5,648,409
MSCI, Inc. (a)	630	92,881
Oracle Corp. (a)	18,346	828,322
Paychex, Inc. (a)	2,253	146,783
Red Hat, Inc. (a) (b)	1,256	220,604
salesforce.com, Inc. (a) (b)	5,578	764,019
Synopsys, Inc. (a) (b)	1,049	88,368
Take-Two Interactive Software, Inc. (a) (b)	805	82,867

		10,738,747

		24,020,263

Utilities — 3.4%
Electric — 3.2%
AES Corp. (a)	4,650	67,239
Alliant Energy Corp. (a)	1,977	83,528
Ameren Corp. (a)	1,724	112,457
American Electric Power Co., Inc. (a)	3,470	259,348
CenterPoint Energy, Inc. (a)	3,657	103,237
CMS Energy Corp. (a)	2,231	110,769
Consolidated Edison, Inc. (a)	2,187	167,218
Dominion Energy, Inc. (a)	4,757	339,935
DTE Energy Co. (a)	1,284	141,625
Duke Energy Corp. (a)	5,090	439,267
Edison International (a)	2,302	130,685
Entergy Corp. (a)	1,270	109,309
Evergy, Inc. (a)	1,905	108,147
Eversource Energy (a)	2,232	145,169
Exelon Corp. (a)	6,801	306,725
FirstEnergy Corp. (a)	3,624	136,081
NextEra Energy, Inc. (a)	3,428	595,855
NRG Energy, Inc. (a)	2,106	83,398
PG&E Corp. (a) (b)	3,639	86,426
Pinnacle West Capital Corp. (a)	786	66,967

	Number of Shares	Value
PPL Corp. (a)	5,344	$151,396
Public Service Enterprise Group, Inc. (a)	3,588	186,755
SCANA Corp. (a)	970	46,347
Sempra Energy (a)	1,997	216,055
The Southern Co. (a)	7,378	324,042
WEC Energy Group, Inc. (a)	2,244	155,419
Xcel Energy, Inc. (a)	3,807	187,571

		4,860,970

Gas — 0.1%
NiSource, Inc. (a)	2,926	74,174

Water — 0.1%
American Water Works Co., Inc. (a)	1,251	113,554

		5,048,698

TOTAL COMMON STOCK (Cost $117,006,713)		151,267,518

TOTAL EQUITIES (Cost $117,006,713)		151,267,518

	Principal Amount
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. 5.000% 8/01/49 (d) (e)	$359,000	—

TOTAL CORPORATE DEBT (Cost $0)		—

TOTAL BONDS & NOTES (Cost $0)		—

	Number of Shares
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (f)	8,989	8,989

TOTAL MUTUAL FUNDS (Cost $8,989)		8,989

TOTAL PURCHASED OPTIONS (#) — 0.7% (Cost $1,518,575)		1,039,310

TOTAL LONG-TERM INVESTMENTS (Cost $118,534,277)		152,315,817

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreement — 4.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (g)	$6,278,177	$6,278,177

TOTAL SHORT-TERM INVESTMENTS (Cost $6,278,177)		6,278,177

TOTAL INVESTMENTS — 105.3% (Cost $124,812,454) (h)		158,593,994

Other Assets/(Liabilities) — (5.3)%		(7,995,971)

NET ASSETS — 100.0%		$150,598,023

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of these securities are pledged/held as collateral for written options. (Note 2).
(b)	Non-income producing security.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $8,761 or 0.01% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(d)	Investment was valued using significant unobservable inputs.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $0 or 0.00% of net assets.
(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $6,278,613. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $6,406,594.

(h)	See Note 6 for aggregate cost for federal tax purposes.

(#) Purchased Options contracts at December 31, 2018:

	Units	Notional Amount		Expiration Date	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Put
	85	USD	18,912,500	1/18/19	S&P 500 Index, Strike 2,225	$80,113	$35,275	$(44,838)

	78	USD	16,575,000	2/15/19	S&P 500 Index, Strike 2,125	248,307	66,300	(182,007)

	85	USD	19,125,000	2/15/19	S&P 500 Index, Strike 2,250	224,293	150,025	(74,268)

	64	USD	14,880,000	2/15/19	S&P 500 Index, Strike 2,325	179,360	195,840	16,480

	69	USD	16,387,500	2/15/19	S&P 500 Index, Strike 2,375	255,472	262,890	7,418

	78	USD	17,160,000	3/15/19	S&P 500 Index, Strike 2,200	347,295	179,400	(167,895)

	54	USD	12,150,000	3/15/19	S&P 500 Index, Strike 2,250	183,735	149,580	(34,155)

						1,518,575	1,039,310	(479,265)

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

Written Options contracts at December 31, 2018:

	Units	Notional Amount		Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call
	65	USD	16,412,500	1/11/19	S&P 500 Index, Strike 2,525	$(291,038)	$(208,650)	$82,388

	68	USD	16,830,000	1/18/19	S&P 500 Index, Strike 2,475	(315,350)	(497,080)	(181,730)

	69	USD	17,250,000	1/18/19	S&P 500 Index, Strike 2,500	(381,219)	(401,580)	(20,361)

	68	USD	17,170,000	1/18/19	S&P 500 Index, Strike 2,525	(299,662)	(261,800)	37,862

	70	USD	18,025,000	1/18/19	S&P 500 Index, Strike 2,575	(373,173)	(151,900)	221,273

	71	USD	17,217,500	1/25/19	S&P 500 Index, Strike 2,425	(432,530)	(785,970)	(353,440)

	65	USD	16,412,500	2/15/19	S&P 500 Index, Strike 2,525	(478,350)	(468,000)	10,350

	60	USD	15,600,000	2/15/19	S&P 500 Index, Strike 2,600	(457,650)	(196,800)	260,850

	65	USD	17,062,500	2/15/19	S&P 500 Index, Strike 2,625	(502,678)	(157,950)	344,728

						(3,531,650)	(3,129,730)	401,920

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 94.0%

COMMON STOCK — 93.2%
Basic Materials — 3.0%
Chemicals — 2.5%
Air Products & Chemicals, Inc.	30,000	$4,801,500
RPM International, Inc.	61,000	3,585,580
Valvoline, Inc.	104,000	2,012,400

		10,399,480

Mining — 0.5%
Franco-Nevada Corp. (a)	30,000	2,105,100

		12,504,580

Communications — 2.7%
Internet — 2.6%
IAC/InterActiveCorp (b)	35,000	6,406,400
Shopify, Inc. Class A (b)	5,000	692,250
Symantec Corp.	159,000	3,004,305
Zillow Group, Inc. Class A (b)	7,000	220,010
Zillow Group, Inc. Class C (a) (b)	24,000	757,920

		11,080,885

Telecommunications — 0.1%
Maxar Technologies Ltd.	28,000	334,880

		11,415,765

Consumer, Cyclical — 16.3%
Airlines — 0.9%
Alaska Air Group, Inc.	19,000	1,156,150
United Continental Holdings, Inc. (b)	30,000	2,511,900

		3,668,050

Auto Manufacturers — 0.1%
Ferrari NV (a)	4,000	397,760

Auto Parts & Equipment — 1.1%
Aptiv PLC	57,000	3,509,490
Visteon Corp. (b)	16,000	964,480

		4,473,970

Distribution & Wholesale — 1.0%
HD Supply Holdings, Inc. (b)	30,000	1,125,600
KAR Auction Services, Inc.	60,000	2,863,200

		3,988,800

Entertainment — 0.9%
Vail Resorts, Inc.	18,000	3,794,760

Food Services — 0.5%
Aramark	73,000	2,114,810

Leisure Time — 1.3%
Norwegian Cruise Line Holdings Ltd. (b)	129,000	5,468,310

Lodging — 2.4%
Hilton Worldwide Holdings, Inc.	38,000	2,728,400

	Number of Shares	Value
Marriott International, Inc. Class A	30,000	$3,256,800
MGM Resorts International	173,000	4,196,980

		10,182,180

Retail — 8.1%
Burlington Stores, Inc. (b)	21,000	3,416,070
CarMax, Inc. (b)	42,000	2,634,660
Casey’s General Stores, Inc.	29,000	3,716,060
Darden Restaurants, Inc.	13,000	1,298,180
Dollar General Corp.	48,000	5,187,840
Dollar Tree, Inc. (b)	41,000	3,703,120
Dunkin’ Brands Group, Inc.	38,000	2,436,560
The Michaels Cos., Inc. (b)	60,000	812,400
O’Reilly Automotive, Inc. (b)	8,000	2,754,640
Tapestry, Inc.	181,000	6,108,750
Ulta Salon Cosmetics & Fragrance, Inc. (b)	8,000	1,958,720

		34,027,000

		68,115,640

Consumer, Non-cyclical — 25.1%
Biotechnology — 1.7%
Alnylam Pharmaceuticals, Inc. (b)	19,000	1,385,290
Exact Sciences Corp. (b)	26,000	1,640,600
Incyte Corp. (b)	31,000	1,971,290
Sage Therapeutics, Inc. (b)	7,000	670,530
Seattle Genetics, Inc. (b)	26,000	1,473,160

		7,140,870

Commercial Services — 8.7%
CoreLogic, Inc. (b)	91,000	3,041,220
CoStar Group, Inc. (b)	7,500	2,530,050
Equifax, Inc.	23,000	2,141,990
FleetCor Technologies, Inc. (b)	19,000	3,528,680
Gartner, Inc. (b)	15,000	1,917,600
Global Payments, Inc.	19,000	1,959,470
IHS Markit Ltd. (b)	57,000	2,734,290
MarketAxess Holdings, Inc.	7,000	1,479,170
ServiceMaster Global Holdings, Inc. (b)	61,000	2,241,140
TransUnion	60,000	3,408,000
Verisk Analytics, Inc. (b)	45,000	4,906,800
WeWork Companies, Inc. Class A (b) (c) (d)	8,764	454,063
Worldpay, Inc. Class A (b)	79,000	6,037,970

		36,380,443

Foods — 2.1%
Conagra Brands, Inc.	75,000	1,602,000
The Kroger Co.	86,000	2,365,000
Sprouts Farmers Market, Inc. (b)	90,000	2,115,900
TreeHouse Foods, Inc. (b)	53,000	2,687,630

		8,770,530

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 8.8%
Bruker Corp.	140,246	$4,175,123
The Cooper Cos., Inc.	34,000	8,653,000
Hologic, Inc. (b)	193,000	7,932,300
ICU Medical, Inc. (b)	8,000	1,837,040
IDEXX Laboratories, Inc. (b)	6,000	1,116,120
Teleflex, Inc.	42,000	10,856,160
West Pharmaceutical Services, Inc.	23,000	2,254,690

		36,824,433

Health Care – Services — 2.0%
Acadia Healthcare Co., Inc. (a) (b)	56,000	1,439,760
Catalent, Inc. (b)	117,000	3,648,060
IQVIA Holdings, Inc. (b)	15,000	1,742,550
MEDNAX, Inc. (b)	45,000	1,485,000

		8,315,370

Household Products & Wares — 0.3%
Avery Dennison Corp.	15,000	1,347,450

Pharmaceuticals — 1.5%
Alkermes PLC (b)	91,000	2,685,410
Amneal Pharmaceuticals, Inc. (b)	109,000	1,474,770
Elanco Animal Health, Inc. (a) (b)	12,000	378,360
Perrigo Co. PLC	38,000	1,472,500

		6,011,040

		104,790,136

Energy — 2.1%
Oil & Gas — 2.1%
Cabot Oil & Gas Corp.	106,000	2,369,100
Centennial Resource Development, Inc. Class A (a) (b)	74,000	815,480
Concho Resources, Inc. (b)	30,000	3,083,700
Continental Resources, Inc. (b)	38,000	1,527,220
Venture Global LNG, Inc. Series B (b) (c) (d)	21	109,200
Venture Global LNG, Inc. Series C (b) (c) (d)	144	748,800

		8,653,500

Financial — 8.1%
Banks — 1.0%
Fifth Third Bancorp	122,000	2,870,660
Webster Financial Corp.	27,000	1,330,830

		4,201,490

Diversified Financial Services — 2.6%
Cboe Global Markets, Inc.	38,000	3,717,540
SLM Corp. (b)	137,000	1,138,470
TD Ameritrade Holding Corp.	125,000	6,120,000

		10,976,010

Insurance — 4.1%
Assurant, Inc.	24,000	2,146,560
Axis Capital Holdings Ltd.	26,000	1,342,640

	Number of Shares	Value
Fidelity National Financial, Inc.	136,000	$4,275,840
The Progressive Corp.	30,000	1,809,900
Willis Towers Watson PLC	48,000	7,289,280

		16,864,220

Private Equity — 0.4%
KKR & Co., Inc. Class A	91,000	1,786,330

		33,828,050

Industrial — 21.8%
Aerospace & Defense — 2.0%
Harris Corp.	51,000	6,867,150
L3 Technologies, Inc.	8,000	1,389,280

		8,256,430

Building Materials — 0.4%
Martin Marietta Materials, Inc.	11,000	1,890,570

Electronics — 8.6%
Agilent Technologies, Inc.	106,000	7,150,760
Allegion PLC	37,000	2,949,270
Coherent, Inc. (b)	9,000	951,390
Corning, Inc.	151,000	4,561,710
Fortive Corp.	64,000	4,330,240
Keysight Technologies, Inc. (b)	128,000	7,946,240
National Instruments Corp.	34,000	1,542,920
Sensata Technologies Holding PLC (b)	142,000	6,367,280

		35,799,810

Engineering & Construction — 0.2%
frontdoor, Inc. (b)	37,000	984,570

Environmental Controls — 0.7%
Waste Connections, Inc.	41,000	3,044,250

Machinery – Construction & Mining — 0.4%
BWX Technologies, Inc.	48,000	1,835,040

Machinery – Diversified — 4.1%
Gardner Denver Holdings, Inc. (b)	131,000	2,678,950
IDEX Corp.	44,000	5,555,440
Roper Technologies, Inc.	19,000	5,063,880
Xylem, Inc.	57,000	3,803,040

		17,101,310

Miscellaneous – Manufacturing — 2.2%
Colfax Corp. (b)	90,000	1,881,000
Textron, Inc.	156,000	7,174,440

		9,055,440

Packaging & Containers — 2.2%
Ardagh Group SA	9,000	99,720
Ball Corp.	139,000	6,391,220
Sealed Air Corp.	74,000	2,578,160

		9,069,100

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 1.0%
J.B. Hunt Transport Services, Inc.	13,000	$1,209,520
Kansas City Southern	30,000	2,863,500

		4,073,020

		91,109,540

Technology — 13.0%
Semiconductors — 4.7%
Marvell Technology Group Ltd.	174,000	2,817,060
Maxim Integrated Products, Inc.	57,000	2,898,450
Microchip Technology, Inc. (a)	114,000	8,198,880
Skyworks Solutions, Inc.	34,000	2,278,680
Xilinx, Inc.	38,000	3,236,460

		19,429,530

Software — 8.3%
athenahealth, Inc. (b)	4,000	527,720
Atlassian Corp. PLC Class A (b)	38,000	3,381,240
Black Knight, Inc. (b)	68,000	3,064,080
CDK Global, Inc.	28,000	1,340,640
Ceridian HCM Holding, Inc. (a) (b)	12,000	413,880
DocuSign, Inc. (a) (b)	18,999	761,480
Electronic Arts, Inc. (b)	6,000	473,460
Fidelity National Information Services, Inc.	30,000	3,076,500
Fiserv, Inc. (b)	60,000	4,409,400
Guidewire Software, Inc. (b)	10,000	802,300
Red Hat, Inc. (b)	19,000	3,337,160
Splunk, Inc. (b)	19,000	1,992,150
SS&C Technologies Holdings, Inc	41,000	1,849,510
Tableau Software, Inc. Class A (b)	26,000	3,120,000
Workday, Inc. Class A (b)	38,000	6,067,840

		34,617,360

		54,046,890

Utilities — 1.1%
Electric — 0.8%
Sempra Energy	30,000	3,245,700

Gas — 0.3%
Atmos Energy Corp.	16,000	1,483,521

		4,729,221

TOTAL COMMON STOCK (Cost $318,757,017)		389,193,322

PREFERRED STOCK — 0.8%
Communications — 0.2%
Internet — 0.2%
Roofoods Ltd. Series F (b) (c) (d)	1,915	976,516

	Number of Shares	Value
Consumer, Non-cyclical — 0.5%
Commercial Services — 0.5%
WeWork Companies, Inc. Series D 1 (b) (c) (d)	22,197	$1,150,027
WeWork Companies, Inc. Series D 2 (b) (c) (d)	17,440	903,566

		2,053,593

Technology — 0.1%
Software — 0.1%
Slack Technologies, Inc. Series H (b) (c) (d)	26,680	317,633

TOTAL PREFERRED STOCK (Cost $1,654,723)		3,347,742

TOTAL EQUITIES (Cost $320,411,740)		392,541,064

MUTUAL FUNDS — 1.8%
Diversified Financial Services — 1.8%
State Street Navigator Securities Lending Prime Portfolio (e)	7,672,886	7,672,886

TOTAL MUTUAL FUNDS (Cost $7,672,886)		7,672,886

TOTAL LONG-TERM INVESTMENTS (Cost $328,084,626)		400,213,950

SHORT-TERM INVESTMENTS — 6.7%
Mutual Fund — 2.9%
T. Rowe Price Government Reserve Investment Fund,	12,025,868	12,025,868

	Principal Amount
Repurchase Agreement — 3.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (f)	$16,035,413	16,035,413

TOTAL SHORT-TERM INVESTMENTS (Cost $28,061,281)		28,061,281

TOTAL INVESTMENTS — 102.5% (Cost $356,145,907) (g)		428,275,231

Other Assets/(Liabilities) — (2.5)%		(10,607,964)

NET ASSETS — 100.0%		$417,667,267

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $7,509,625 or 1.80% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(b)	Non-income producing security.
(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $4,659,805 or 1.12% of net assets.

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $16,036,526. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $16,356,945.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 94.7%

COMMON STOCK — 94.7%
Consumer, Cyclical — 11.1%
Airlines — 1.3%
Southwest Airlines Co.	107,300	$4,987,304

Auto Manufacturers — 1.5%
Honda Motor Co. Ltd. Sponsored ADR	130,286	3,446,065
PACCAR, Inc.	42,298	2,416,908

		5,862,973

Auto Parts & Equipment — 1.0%
Aptiv PLC	13,145	809,338
BorgWarner, Inc.	95,975	3,334,171

		4,143,509

Food Services — 0.9%
Sodexo SA	34,858	3,565,063

Home Builders — 1.8%
PulteGroup, Inc.	173,066	4,497,985
Thor Industries, Inc.	46,370	2,411,240

		6,909,225

Leisure Time — 0.7%
Carnival Corp.	52,799	2,602,991

Retail — 3.9%
Advance Auto Parts, Inc.	25,258	3,977,124
Genuine Parts Co.	33,945	3,259,399
MSC Industrial Direct Co., Inc. Class A	68,838	5,295,019
Target Corp.	38,419	2,539,112

		15,070,654

		43,141,719

Consumer, Non-cyclical — 15.6%
Beverages — 0.5%
Molson Coors Brewing Co. Class B	34,431	1,933,645

Foods — 5.8%
Conagra Brands, Inc.	187,609	4,007,328
The J.M. Smucker Co.	21,250	1,986,662
Kellogg Co.	39,758	2,266,604
Mondelez International, Inc. Class A	120,153	4,809,725
Orkla ASA	708,259	5,569,373
Sysco Corp.	60,711	3,804,151

		22,443,843

Health Care – Products — 4.5%
Hologic, Inc. (a)	62,348	2,562,503
Siemens Healthineers AG (a) (b)	45,345	1,898,574
Zimmer Biomet Holdings, Inc.	125,800	13,047,976

		17,509,053

	Number of Shares	Value
Health Care – Services — 1.2%
Quest Diagnostics, Inc.	54,081	$4,503,325

Household Products & Wares — 1.1%
Kimberly-Clark Corp.	36,531	4,162,342

Pharmaceuticals — 2.5%
Cardinal Health, Inc.	126,114	5,624,684
McKesson Corp.	38,225	4,222,716

		9,847,400

		60,399,608

Energy — 7.6%
Anadarko Petroleum Corp.	62,878	2,756,572
Baker Hughes a GE Co.	198,625	4,270,437
Cimarex Energy Co.	50,777	3,130,402
Devon Energy Corp.	156,977	3,538,262
EQT Corp.	152,654	2,883,634
Equitrans Midstream Corp. (a)	122,123	2,444,902
Halliburton Co.	104,623	2,780,879
Imperial Oil Ltd.	66,232	1,678,117
National Oilwell Varco, Inc.	86,583	2,225,183
Noble Energy, Inc.	204,659	3,839,403

		29,547,791

Financial — 27.7%
Banks — 14.0%
Bank of Hawaii Corp.	15,062	1,013,974
BB&T Corp.	194,601	8,430,115
Comerica, Inc.	17,491	1,201,457
Commerce Bancshares, Inc.	74,565	4,203,229
First Hawaiian, Inc.	194,320	4,374,143
M&T Bank Corp.	36,935	5,286,507
Northern Trust Corp.	125,053	10,453,180
Prosperity Bancshares, Inc.	33,042	2,058,517
State Street Corp.	48,917	3,085,195
SunTrust Banks, Inc.	82,731	4,172,952
UMB Financial Corp.	87,756	5,350,483
Westamerica Bancorp.	79,237	4,411,916

		54,041,668

Diversified Financial Services — 3.0%
Ameriprise Financial, Inc.	51,072	5,330,385
Invesco Ltd.	367,386	6,150,041

		11,480,426

Insurance — 5.3%
Aflac, Inc.	54,498	2,482,929
Arthur J Gallagher & Co.	22,198	1,635,993
Brown & Brown, Inc.	81,472	2,245,368
Chubb Ltd.	45,054	5,820,076
ProAssurance Corp.	47,963	1,945,379
Reinsurance Group of America, Inc.	27,308	3,829,401
Torchmark Corp.	17,294	1,288,922

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Travelers Cos., Inc.	9,652	$1,155,827

		20,403,895

Real Estate Investment Trusts (REITS) — 4.4%
American Tower Corp.	9,636	1,524,319
Empire State Realty Trust, Inc. Class A	109,448	1,557,445
MGM Growth Properties LLC Class A	144,921	3,827,364
Piedmont Office Realty Trust, Inc. Class A	186,781	3,182,748
Weyerhaeuser Co.	314,219	6,868,827

		16,960,703

Savings & Loans — 1.0%
Capitol Federal Financial, Inc.	318,423	4,066,262

		106,952,954

Industrial — 18.2%
Building Materials — 1.5%
Johnson Controls International PLC	203,332	6,028,794

Electrical Components & Equipment — 4.2%
Emerson Electric Co.	56,588	3,381,133
Hubbell, Inc.	96,615	9,597,734
Schneider Electric SE	46,388	3,157,028

		16,135,895

Electronics — 1.8%
nVent Electric PLC	124,816	2,803,368
TE Connectivity Ltd.	53,194	4,023,062

		6,826,430

Environmental Controls — 0.6%
Republic Services, Inc.	34,776	2,507,002

Machinery – Construction & Mining — 0.8%
Atlas Copco AB Class B	143,333	3,142,586

Machinery – Diversified — 1.3%
Cummins, Inc.	36,900	4,931,316

Miscellaneous – Manufacturing — 2.7%
Eaton Corp. PLC	54,719	3,757,007
IMI PLC	344,073	4,127,315
Ingersoll-Rand PLC	10,971	1,000,884
Textron, Inc.	32,366	1,488,512

		10,373,718

Packaging & Containers — 4.2%
Graphic Packaging Holding Co.	500,610	5,326,490
Sonoco Products Co.	101,787	5,407,943
WestRock Co.	145,381	5,489,587

		16,224,020

Transportation — 1.1%
Heartland Express, Inc.	224,017	4,099,511

		70,269,272

	Number of Shares	Value
Technology — 5.8%
Computers — 0.7%
HP, Inc.	131,401	$2,688,464

Semiconductors — 4.3%
Applied Materials, Inc.	72,246	2,365,334
Lam Research Corp.	22,634	3,082,072
Maxim Integrated Products, Inc.	105,231	5,350,996
Microchip Technology, Inc.	54,376	3,910,722
Teradyne, Inc.	62,415	1,958,583

		16,667,707

Software — 0.8%
Cerner Corp. (a)	57,198	2,999,463

		22,355,634

Utilities — 8.7%
Electric — 7.2%
Ameren Corp.	64,715	4,221,359
Edison International	47,813	2,714,344
Eversource Energy	38,206	2,484,918
NorthWestern Corp.	102,704	6,104,726
Pinnacle West Capital Corp.	57,443	4,894,144
Xcel Energy, Inc.	149,992	7,390,106

		27,809,597

Gas — 1.5%
Atmos Energy Corp.	30,489	2,826,940
Spire, Inc.	40,496	2,999,944

		5,826,884

		33,636,481

TOTAL COMMON STOCK (Cost $404,995,038)		366,303,459

TOTAL EQUITIES (Cost $404,995,038)		366,303,459

MUTUAL FUNDS — 1.8%
Diversified Financial Services — 1.8%
iShares Russell Mid-Cap Value ETF	89,853	6,860,276

TOTAL MUTUAL FUNDS (Cost $7,841,721)		6,860,276

TOTAL LONG-TERM INVESTMENTS (Cost $412,836,759)		373,163,735

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.4%
Repurchase Agreement — 3.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (c)	$13,258,394	$13,258,394

TOTAL SHORT-TERM INVESTMENTS (Cost $13,258,394)		13,258,394

TOTAL INVESTMENTS — 99.9% (Cost $426,095,153) (d)		386,422,129

Other Assets/(Liabilities) — 0.1%		285,381

NET ASSETS — 100.0%		$386,707,510

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $1,898,574 or 0.49% of net assets.

(c)

Maturity value of $13,259,314. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $13,523,928.

(d)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts at December 31, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
JPY	8,430,943	Bank of America N.A.*	3/29/19	$76,906	$525

NOK	1,372,029	Goldman Sachs & Co.*	3/29/19	157,958	1,321
SEK	612,091	Goldman Sachs & Co.*	3/29/19	68,112	1,428

				226,070	2,749

CAD	87,824	Morgan Stanley & Co. LLC*	3/29/19	64,687	(229)

				$367,663	$3,045

Contracts to Deliver
JPY	230,222,167	Bank of America N.A.*	3/29/19	$2,061,559	$(52,852)

EUR	6,235,808	Credit Suisse International*	3/29/19	7,175,053	(21,528)

NOK	41,639,936	Goldman Sachs & Co.*	3/29/19	4,780,705	(53,261)
SEK	24,164,857	Goldman Sachs & Co.*	3/29/19	2,687,063	(58,316)

				7,467,768	(111,577)

GBP	2,760,842	JP Morgan Chase Bank N.A.*	3/29/19	3,511,176	(22,465)

CAD	2,043,588	Morgan Stanley & Co. LLC*	3/29/19	1,524,602	24,714

				$21,740,158	$(183,708)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 93.7%

COMMON STOCK — 93.5%
Basic Materials — 4.4%
Chemicals — 3.3%
Cabot Corp.	23,558	$1,011,581
Ferro Corp. (a)	94,537	1,482,340
Ingevity Corp. (a)	7,511	628,596
Methanex Corp.	10,845	522,404
Minerals Technologies, Inc.	12,866	660,540
Orion Engineered Carbons SA	35,641	901,004
PolyOne Corp.	16,537	472,958

		5,679,423

Iron & Steel — 1.1%
Carpenter Technology Corp.	53,259	1,896,553

		7,575,976

Communications — 6.6%
Advertising — 0.4%
The Trade Desk, Inc. Class A (a)	5,760	668,506

Internet — 4.2%
Boingo Wireless, Inc. (a)	29,297	602,639
DraftKings Inc. (a) (b) (c)	78,904	201,170
Etsy, Inc. (a)	19,991	950,972
Mimecast Ltd. (a)	33,885	1,139,553
TrueCar, Inc. (a)	63,948	579,369
Veracode, Inc. (Escrow Shares) (a) (b) (c)	10,688	5,814
Wayfair, Inc. Class A (a)	11,099	999,798
Wix.com Ltd. (a)	18,295	1,652,770
Zendesk, Inc. (a)	19,014	1,109,847

		7,241,932

Media — 0.6%
The New York Times Co. Class A	43,427	967,988

Telecommunications — 1.4%
Acacia Communications, Inc. (a)	13,899	528,162
Ciena Corp. (a)	23,610	800,615
Vonage Holdings Corp. (a)	119,441	1,042,720

		2,371,497

		11,249,923

Consumer, Cyclical — 14.1%
Airlines — 0.7%
JetBlue Airways Corp. (a)	21,428	344,134
Spirit Airlines, Inc. (a)	14,482	838,797

		1,182,931

Apparel — 2.1%
Carter’s, Inc.	16,485	1,345,506
Deckers Outdoor Corp. (a)	6,729	860,976
Skechers U.S.A., Inc. Class A (a)	18,672	427,402
Under Armour, Inc. Class A (a)	4,494	79,409

	Number of Shares	Value
Under Armour, Inc. Class C (a)	55,773	$901,849

		3,615,142

Auto Parts & Equipment — 0.4%
Tenneco, Inc.	23,459	642,542

Entertainment — 1.4%
Cinemark Holdings, Inc.	32,055	1,147,569
Marriott Vacations Worldwide Corp.	18,623	1,313,108

		2,460,677

Home Builders — 1.2%
Skyline Champion Corp.	85,303	1,253,101
TRI Pointe Group, Inc. (a)	72,508	792,513

		2,045,614

Home Furnishing — 0.9%
iRobot Corp. (a)	10,517	880,693
Sleep Number Corp. (a)	19,660	623,812

		1,504,505

Leisure Time — 2.2%
Acushnet Holdings Corp.	44,193	931,147
Lindblad Expeditions Holdings, Inc. (a)	75,403	1,014,924
Planet Fitness, Inc. Class A (a)	33,531	1,797,932

		3,744,003

Lodging — 0.4%
Boyd Gaming Corp.	34,757	722,250

Retail — 4.8%
BMC Stock Holdings, Inc. (a)	45,222	700,037
The Cheesecake Factory, Inc. (d)	16,976	738,626
Chico’s FAS, Inc.	96,070	539,913
The Children’s Place, Inc.	7,927	714,143
FirstCash, Inc.	13,767	996,043
Five Below, Inc. (a)	10,428	1,066,993
Floor & Decor Holdings, Inc. Class A (a) (d)	17,919	464,102
La-Z-Boy, Inc.	32,970	913,599
Nu Skin Enterprises, Inc. Class A	15,104	926,328
RH (a)	5,643	676,144
Wingstop, Inc.	6,272	402,600

		8,138,528

		24,056,192

Consumer, Non-cyclical — 24.9%
Beverages — 0.5%
MGP Ingredients, Inc. (d)	15,595	889,695

Biotechnology — 3.1%
Abeona Therapeutics, Inc. (a) (d)	33,290	237,691
Aduro Biotech, Inc. (a)	19,479	51,425
Amicus Therapeutics, Inc. (a) (d)	47,018	450,432
Arena Pharmaceuticals, Inc. (a)	15,074	587,132

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Blueprint Medicines Corp. (a)	7,423	$400,174
CRISPR Therapeutics AG (a) (d)	7,671	219,160
CytomX Therapeutics, Inc. (a)	7,390	111,589
Exact Sciences Corp. (a)	15,218	960,256
Karyopharm Therapeutics, Inc. (a)	30,500	285,785
Loxo Oncology, Inc. (a)	4,838	677,659
Nightstar Therapeutics PLC ADR (a)	29,655	341,626
REGENXBIO, Inc. (a)	8,177	343,025
Sangamo Therapeutics, Inc. (a)	30,226	346,994
Spark Therapeutics, Inc. (a)	5,285	206,855

		5,219,803

Commercial Services — 6.6%
2U, Inc. (a)	29,368	1,460,177
The Brink’s Co.	21,608	1,396,957
Cardtronics PLC Class A (a)	31,449	817,674
CoStar Group, Inc. (a)	2,146	723,932
Grand Canyon Education, Inc. (a)	8,711	837,475
Green Dot Corp. Class A (a)	10,978	872,971
HMS Holdings Corp. (a)	63,953	1,798,998
Liveramp Holdings, Inc. (a)	13,904	537,111
TriNet Group, Inc. (a)	47,427	1,989,563
TrueBlue, Inc. (a)	40,348	897,743

		11,332,601

Foods — 1.4%
Performance Food Group Co. (a)	73,990	2,387,657

Health Care – Products — 6.7%
Avanos Medical, Inc. (a)	9,900	443,421
Globus Medical, Inc. Class A (a)	42,433	1,836,500
Haemonetics Corp. (a)	20,885	2,089,544
Hill-Rom Holdings, Inc.	13,863	1,227,569
Insulet Corp. (a)	43,364	3,439,633
Merit Medical Systems, Inc. (a)	26,619	1,485,606
Penumbra, Inc. (a)	8,016	979,555

		11,501,828

Health Care – Services — 3.5%
Amedisys, Inc. (a)	15,825	1,853,266
LHC Group, Inc. (a)	9,752	915,518
Molina Healthcare, Inc. (a)	14,867	1,727,842
Syneos Health, Inc. (a)	21,528	847,127
Teladoc Health, Inc. (a) (d)	12,794	634,198

		5,977,951

Pharmaceuticals — 3.1%
Aerie Pharmaceuticals, Inc. (a)	13,849	499,949
DexCom, Inc. (a)	3,554	425,769
G1 Therapeutics, Inc. (a)	30,399	582,141
Galapagos NV Sponsored ADR (a)	6,226	571,173
Heron Therapeutics, Inc. (a)	18,122	470,085
MyoKardia, Inc. (a)	11,355	554,805
Portola Pharmaceuticals, Inc. (a) (d)	12,284	239,784
PRA Health Sciences, Inc. (a)	9,521	875,551

	Number of Shares	Value
Ra Pharmaceuticals, Inc. (a)	22,231	$404,604
Revance Therapeutics, Inc. (a)	9,824	197,757
Rhythm Pharmaceuticals, Inc. (a)	17,221	462,901

		5,284,519

		42,594,054

Energy — 3.0%
Energy – Alternate Sources — 1.2%
First Solar, Inc. (a)	23,108	981,050
Pattern Energy Group, Inc. Class A	51,855	965,540

		1,946,590

Oil & Gas — 1.8%
Callon Petroleum Co. (a)	94,463	613,065
Centennial Resource Development, Inc. Class A (a)	51,938	572,357
Delek US Holdings, Inc.	16,956	551,239
Viper Energy Partners LP	52,092	1,356,476

		3,093,137

		5,039,727

Financial — 18.8%
Banks — 5.2%
BancorpSouth Bank	61,025	1,595,193
CenterState Bank Corp.	24,389	513,144
First Financial Bancorp	32,394	768,386
First Interstate BancSystem, Inc. Class A	22,323	816,129
National Bank Holdings Corp. Class A	26,984	832,996
Seacoast Banking Corp. of Florida (a)	39,182	1,019,516
South State Corp.	12,267	735,407
Texas Capital Bancshares, Inc. (a)	22,651	1,157,240
Union Bankshares Corp.	52,658	1,486,535

		8,924,546

Diversified Financial Services — 2.0%
Air Lease Corp.	25,815	779,871
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	92,196	1,756,334
PRA Group, Inc. (a)	33,706	821,415

		3,357,620

Insurance — 3.8%
Assured Guaranty Ltd.	30,381	1,162,985
eHealth, Inc. (a)	28,481	1,094,240
Horace Mann Educators Corp.	19,179	718,254
James River Group Holdings Ltd.	23,812	870,090
Kemper Corp.	12,901	856,368
MGIC Investment Corp. (a)	80,661	843,714
NMI Holdings, Inc. Class A (a)	53,182	949,299

		6,494,950

Private Equity — 1.0%
Kennedy-Wilson Holdings, Inc.	98,186	1,784,040

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate — 0.5%
McGrath RentCorp	16,200	$833,976

Real Estate Investment Trusts (REITS) — 5.3%
Agree Realty Corp.	19,427	1,148,524
Life Storage, Inc.	9,267	861,738
MFA Financial, Inc.	101,850	680,358
NexPoint Residential Trust, Inc.	40,996	1,436,910
PotlatchDeltic Corp.	22,769	720,411
PS Business Parks, Inc.	7,409	970,579
Redwood Trust, Inc.	57,897	872,508
Rexford Industrial Realty, Inc.	31,566	930,250
Xenia Hotels & Resorts, Inc.	85,361	1,468,209

		9,089,487

Savings & Loans — 1.0%
Sterling Bancorp	106,129	1,752,190

		32,236,809

Industrial — 10.1%
Aerospace & Defense — 0.5%
Aerojet Rocketdyne Holdings, Inc. (a)	25,632	903,015

Electrical Components & Equipment — 1.1%
EnerSys	24,783	1,923,409

Electronics — 0.5%
Watts Water Technologies, Inc. Class A	12,254	790,751

Engineering & Construction — 1.0%
Argan, Inc.	45,219	1,711,087

Environmental Controls — 0.4%
Clean Harbors, Inc. (a)	15,984	788,810

Machinery – Diversified — 1.0%
Chart Industries, Inc. (a)	16,335	1,062,265
SPX FLOW, Inc. (a)	21,280	647,338

		1,709,603

Metal Fabricate & Hardware — 1.2%
Advanced Drainage Systems, Inc.	40,757	988,357
Rexnord Corp. (a)	45,574	1,045,924

		2,034,281

Miscellaneous – Manufacturing — 2.9%
Actuant Corp. Class A	91,022	1,910,552
Ambarella, Inc. (a) (d)	12,921	451,976
Axon Enterprise, Inc. (a)	10,601	463,794
ITT, Inc.	30,056	1,450,803
John Bean Technologies Corp.	10,496	753,718

		5,030,843

Packaging & Containers — 0.5%
Graphic Packaging Holding Co.	77,649	826,185

Transportation — 0.6%
Kirby Corp. (a)	14,684	989,114

	Number of Shares	Value
Trucking & Leasing — 0.4%
GATX Corp.	8,900	$630,209

		17,337,307

Technology — 11.0%
Computers — 1.3%
EPAM Systems, Inc. (a)	6,354	737,127
Globant SA (a)	25,193	1,418,870

		2,155,997

Office & Business Equipment — 0.8%
Zebra Technologies Corp. Class A (a)	8,882	1,414,281

Semiconductors — 2.3%
Cohu, Inc.	48,805	784,296
Entegris, Inc.	69,782	1,946,569
MKS Instruments, Inc.	300	19,383
Tower Semiconductor Ltd. (a)	77,537	1,142,896

		3,893,144

Software — 6.6%
Castlight Health, Inc. Class B (a)	110,900	240,653
Cloudera, Inc. (a)	62,795	694,513
Docusign, Inc. (Escrow Shares) (a) (b) (c)	2,601	5,852
Everbridge, Inc. (a)	15,058	854,692
Fair Isaac Corp. (a)	5,083	950,521
Five9, Inc. (a)	26,734	1,168,811
Guidewire Software, Inc. (a)	8,704	698,322
HubSpot, Inc. (a)	13,266	1,667,934
ManTech International Corp. Class A	15,544	812,873
Omnicell, Inc. (a)	32,814	2,009,529
Pivotal Software, Inc. Class A (a)	33,997	555,851
SailPoint Technologies Holding, Inc. (a)	30,359	713,133
Veeva Systems, Inc. Class A (a)	11,089	990,470

		11,363,154

		18,826,576

Utilities — 0.6%
Electric — 0.6%
Black Hills Corp.	16,677	1,046,982

TOTAL COMMON STOCK (Cost $159,379,185)		159,963,546

PREFERRED STOCK — 0.2%
Communications — 0.1%
Internet — 0.1%
The Honest Company, Inc. Series D (a) (b) (c)	4,027	147,952

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 0.1%
Software — 0.1%
MarkLogic Corp. Series F (a) (b) (c)	22,966	$229,660

TOTAL PREFERRED STOCK (Cost $450,987)		377,612

TOTAL EQUITIES (Cost $159,830,172)		160,341,158

MUTUAL FUNDS — 3.5%
Diversified Financial Services — 3.5%
iShares Russell 2000 Index Fund	15,478	2,072,504
State Street Navigator Securities Lending Prime Portfolio (e)	3,923,260	3,923,260

		5,995,764

TOTAL MUTUAL FUNDS (Cost $5,924,295)		5,995,764

TOTAL LONG-TERM INVESTMENTS (Cost $165,754,467)		166,336,922

	Principal Amount
SHORT-TERM INVESTMENTS — 3.0%
Repurchase Agreement — 3.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (f)	$5,141,313	5,141,313

TOTAL SHORT-TERM INVESTMENTS (Cost $5,141,313)		5,141,313

TOTAL INVESTMENTS — 100.2% (Cost $170,895,780) (g)		171,478,235

Other Assets/(Liabilities) — (0.2)%		(343,643)

NET ASSETS — 100.0%		$171,134,592

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $590,448 or 0.35% of net assets.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $3,820,925 or 2.23% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $5,141,670. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $5,248,536.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 96.0%

COMMON STOCK — 96.0%
Basic Materials — 2.5%
Chemicals — 0.9%
American Vanguard Corp.	18,200	$276,458
Minerals Technologies, Inc.	9,100	467,194

		743,652

Forest Products & Paper — 0.2%
Clearwater Paper Corp. (a)	7,800	190,086

Iron & Steel — 1.0%
Carpenter Technology Corp.	15,400	548,394
Reliance Steel & Aluminum Co.	4,900	348,733

		897,127

Mining — 0.4%
Constellium NV Class A (a)	35,500	248,145
New Gold, Inc. (a)	110,400	83,551

		331,696

		2,162,561

Communications — 3.4%
Internet — 0.9%
Q2 Holdings, Inc. (a)	7,200	356,760
Upwork, Inc. (a) (b)	2,068	37,452
Zendesk, Inc. (a)	6,800	396,916

		791,128

Media — 1.4%
Cable One, Inc.	1,064	872,586
Scholastic Corp.	8,500	342,210

		1,214,796

Telecommunications — 1.1%
GTT Communications, Inc. (a) (b)	14,000	331,240
Harmonic, Inc. (a)	129,731	612,330

		943,570

		2,949,494

Consumer, Cyclical — 8.6%
Apparel — 1.0%
Crocs, Inc. (a)	7,200	187,056
Steven Madden Ltd.	21,750	658,155

		845,211

Auto Manufacturers — 0.3%
Blue Bird Corp. (a) (b)	15,900	289,221

Auto Parts & Equipment — 0.9%
Garrett Motion, Inc. (a) (b)	30,200	372,668
Methode Electronics, Inc.	7,500	174,675
Visteon Corp. (a)	3,200	192,896

		740,239

	Number of Shares	Value
Distribution & Wholesale — 2.1%
Dorman Products, Inc. (a)	9,900	$891,198
Pool Corp.	6,100	906,765

		1,797,963

Entertainment — 0.3%
Marriott Vacations Worldwide Corp.	3,432	241,990

Home Builders — 1.2%
Cavco Industries, Inc. (a)	4,900	638,862
LCI Industries	6,500	434,200

		1,073,062

Lodging — 0.4%
The St. Joe Co. (a)	28,100	370,077

Retail — 2.1%
Beacon Roofing Supply, Inc. (a)	9,400	298,168
BJ’s Wholesale Club Holdings, Inc. (a)	8,557	189,623
Boot Barn Holdings, Inc. (a)	6,060	103,202
Express, Inc. (a)	28,300	144,613
Lumber Liquidators Holdings, Inc. (a) (b)	27,756	264,237
Party City Holdco, Inc. (a) (b)	29,755	296,955
PriceSmart, Inc.	5,700	336,870
Red Robin Gourmet Burgers, Inc. (a)	6,500	173,680

		1,807,348

Textiles — 0.3%
Culp, Inc.	14,800	279,720

		7,444,831

Consumer, Non-cyclical — 18.1%
Commercial Services — 7.2%
Aaron’s, Inc.	22,600	950,330
American Public Education, Inc. (a)	16,218	461,564
The Brink’s Co.	3,500	226,275
FTI Consulting, Inc. (a)	12,500	833,000
Green Dot Corp. Class A (a)	18,980	1,509,290
Huron Consulting Group, Inc. (a)	4,100	210,371
I3 Verticals, Inc. Class A (a)	13,500	325,350
Matthews International Corp. Class A	4,900	199,038
Monro, Inc.	4,300	295,625
Navigant Consulting, Inc.	13,100	315,055
Strategic Education, Inc.	8,131	922,218

		6,248,116

Foods — 2.9%
Nomad Foods Ltd. (a)	64,300	1,075,096
Post Holdings, Inc. (a)	7,500	668,475
The Simply Good Foods Co. (a)	25,110	474,579
SpartanNash Co.	16,109	276,753

		2,494,903

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 4.7%
Atrion Corp.	1,750	$1,296,890
Avanos Medical, Inc. (a)	19,100	855,489
Haemonetics Corp. (a)	1,600	160,080
Patterson Cos., Inc.	12,700	249,682
Quidel Corp. (a)	20,987	1,024,585
West Pharmaceutical Services, Inc.	4,900	480,347

		4,067,073

Health Care – Services — 2.6%
The Ensign Group, Inc.	23,400	907,686
Molina Healthcare, Inc. (a)	7,100	825,162
Select Medical Holdings Corp. (a)	38,200	586,370

		2,319,218

Household Products & Wares — 0.5%
CSS Industries, Inc.	12,293	110,268
Rosetta Stone, Inc. (a)	20,300	332,920

		443,188

Pharmaceuticals — 0.2%
Momenta Pharmaceuticals, Inc. (a)	17,107	188,861

		15,761,359

Energy — 4.8%
Oil & Gas — 2.7%
Centennial Resource Development, Inc. Class A (a)	55,100	607,202
Jagged Peak Energy, Inc. (a) (b)	33,442	304,991
Kosmos Energy Ltd. (a)	43,600	177,452
Matador Resources Co. (a)	35,700	554,421
WPX Energy, Inc. (a)	59,300	673,055

		2,317,121

Oil & Gas Services — 2.1%
Frank’s International NV (a) (b)	100,500	524,610
Keane Group, Inc. (a)	58,285	476,771
Oceaneering International, Inc. (a)	25,000	302,500
TETRA Technologies, Inc. (a)	140,400	235,872
Thermon Group Holdings, Inc. (a)	16,200	328,536

		1,868,289

		4,185,410

Financial — 33.5%
Banks — 15.9%
Atlantic Capital Bancshares, Inc. (a)	18,622	304,842
BankUnited, Inc.	30,200	904,188
BOK Financial Corp.	6,375	467,479
Columbia Banking System, Inc.	25,800	936,282
East West Bancorp, Inc.	12,026	523,492
FB Financial Corp.	15,350	537,557
Glacier Bancorp, Inc.	22,100	875,602
Heritage Commerce Corp.	22,800	258,552
Heritage Financial Corp.	16,047	476,917
Home BancShares, Inc.	79,450	1,298,213

	Number of Shares	Value
Hope Bancorp, Inc.	31,800	$377,148
Howard Bancorp, Inc. (a)	16,742	239,410
Live Oak Bancshares, Inc.	12,922	191,375
National Bank Holdings Corp. Class A	23,700	731,619
Origin Bancorp, Inc.	8,300	282,864
PCSB Financial Corp.	18,813	367,982
Pinnacle Financial Partners, Inc.	8,600	396,460
Ponce de Leon Federal Bank (a)	18,784	239,308
Popular, Inc.	15,900	750,798
Prosperity Bancshares, Inc.	11,800	735,140
Sterling Bancorp, Inc.	21,422	148,883
SVB Financial Group (a)	1,200	227,904
Texas Capital Bancshares, Inc. (a)	9,300	475,137
Towne Bank	31,900	764,005
Webster Financial Corp.	13,475	664,183
Wintrust Financial Corp.	10,000	664,900

		13,840,240

Diversified Financial Services — 1.6%
Cboe Global Markets, Inc.	2,821	275,978
Focus Financial Partners, Inc. Class A (a)	2,982	78,516
Houlihan Lokey, Inc.	10,526	387,357
PennyMac Financial Services, Inc.	18,200	386,932
Virtus Investment Partners, Inc.	3,200	254,176

		1,382,959

Insurance — 3.3%
Assured Guaranty Ltd.	6,782	259,615
Employers Holdings, Inc.	10,700	449,079
ProAssurance Corp.	15,700	636,792
Radian Group, Inc.	36,800	602,048
Safety Insurance Group, Inc.	4,900	400,869
State Auto Financial Corp.	14,600	496,984

		2,845,387

Real Estate — 0.7%
McGrath RentCorp	11,399	586,820

Real Estate Investment Trusts (REITS) — 9.8%
Acadia Realty Trust	16,500	392,040
American Campus Communities, Inc.	12,500	517,375
Cedar Realty Trust, Inc.	153,212	481,086
Douglas Emmett, Inc.	12,300	419,799
EastGroup Properties, Inc.	9,800	898,954
Healthcare Realty Trust, Inc.	27,200	773,568
JBG SMITH Properties	17,327	603,153
Kilroy Realty Corp.	7,600	477,888
PotlatchDeltic Corp.	15,372	486,370
PS Business Parks, Inc.	5,300	694,300
Retail Opportunity Investments Corp.	20,100	319,188
Saul Centers, Inc.	10,300	486,366
Sunstone Hotel Investors, Inc.	50,900	662,209
Terreno Realty Corp.	24,400	858,148

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Washington Real Estate Investment Trust	19,300	$443,900

		8,514,344

Savings & Loans — 2.2%
Beneficial Bancorp, Inc.	37,523	536,204
Meridian Bancorp, Inc.	30,600	438,192
United Financial Bancorp, Inc.	36,100	530,670
WSFS Financial Corp.	12,200	462,502

		1,967,568

		29,137,318

Industrial — 14.1%
Aerospace & Defense — 1.1%
MSA Safety, Inc.	4,900	461,923
Triumph Group, Inc.	44,450	511,175

		973,098

Building Materials — 0.6%
Universal Forest Products, Inc.	18,900	490,644

Electrical Components & Equipment — 2.9%
Belden, Inc.	27,260	1,138,650
Littelfuse, Inc.	8,100	1,388,988

		2,527,638

Electronics — 1.8%
Brady Corp. Class A	10,000	434,600
Knowles Corp. (a)	43,500	578,985
Mesa Laboratories, Inc.	2,400	500,136

		1,513,721

Engineering & Construction — 0.6%
Aegion Corp. (a)	33,600	548,352

Environmental Controls — 0.2%
Stericycle, Inc. (a)	4,600	168,774

Metal Fabricate & Hardware — 1.4%
CIRCOR International, Inc.	16,149	343,974
RBC Bearings, Inc. (a)	3,900	511,290
Sun Hydraulics Corp.	11,949	396,587

		1,251,851

Miscellaneous – Manufacturing — 2.2%
ESCO Technologies, Inc.	12,200	804,590
Hillenbrand, Inc.	9,130	346,301
Lydall, Inc. (a)	8,500	172,635
Myers Industries, Inc.	40,294	608,843

		1,932,369

Transportation — 3.3%
Genesee & Wyoming, Inc. Class A (a)	8,950	662,479
International Seaways, Inc. (a)	26,300	442,892
Kirby Corp. (a)	5,550	373,848
Landstar System, Inc.	11,200	1,071,504

	Number of Shares	Value
Universal Logistics Holdings, Inc.	14,900	$269,541

		2,820,264

		12,226,711

Technology — 4.1%
Computers — 1.3%
Conduent, Inc. (a)	43,200	459,216
Cubic Corp.	12,809	688,356

		1,147,572

Semiconductors — 1.5%
Cabot Microelectronics Corp.	6,816	649,905
MaxLinear, Inc. (a)	20,900	367,840
Rudolph Technologies, Inc. (a)	11,200	229,264

		1,247,009

Software — 1.3%
Ceridian HCM Holding, Inc. (a)	10,091	348,039
Cision Ltd. (a)	39,565	462,910
RealPage, Inc. (a)	6,100	293,959
SVMK, Inc. (a) (b)	1,817	22,295

		1,127,203

		3,521,784

Utilities — 6.9%
Electric — 3.0%
MGE Energy, Inc.	5,200	311,792
NorthWestern Corp.	12,900	766,776
PNM Resources, Inc.	23,600	969,724
Portland General Electric Co.	11,600	531,860

		2,580,152

Gas — 3.3%
Atmos Energy Corp.	4,900	454,328
Chesapeake Utilities Corp.	13,100	1,065,030
ONE Gas, Inc.	14,400	1,146,240
RGC Resources, Inc.	4,064	121,758
South Jersey Industries, Inc.	3,665	101,887

		2,889,243

Water — 0.6%
California Water Service Group	11,500	548,090

		6,017,485

TOTAL COMMON STOCK (Cost $75,600,087)		83,406,953

TOTAL EQUITIES (Cost $75,600,087)		83,406,953

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.9%
Diversified Financial Services — 1.9%
State Street Navigator Securities Lending Prime Portfolio (c)	1,649,486	$1,649,486

TOTAL MUTUAL FUNDS (Cost $1,649,486)		1,649,486

TOTAL LONG-TERM INVESTMENTS (Cost $77,249,573)		85,056,439

SHORT-TERM INVESTMENTS — 3.8%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,037	1,037

	Principal Amount
Repurchase Agreement — 3.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (d)	$3,299,179	3,299,179

TOTAL SHORT-TERM INVESTMENTS (Cost $3,300,216)		3,300,216

TOTAL INVESTMENTS — 101.7% (Cost $80,549,789) (e)		88,356,655

Other Assets/(Liabilities) — (1.7)%		(1,519,346)

NET ASSETS — 100.0%		$86,837,309

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $1,600,822 or 1.84% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $3,299,408. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $3,369,799.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 96.9%

COMMON STOCK — 96.9%
Basic Materials — 1.8%
Chemicals — 0.9%
Orion Engineered Carbons SA	63,067	$1,594,334

Mining — 0.9%
Alcoa Corp. (a)	63,420	1,685,703

		3,280,037

Communications — 3.9%
Internet — 0.9%
CDW Corp.	8,720	706,756
Criteo SA (a)	44,690	1,015,357

		1,722,113

Media — 1.4%
Houghton Mifflin Harcourt Co. (a)	157,480	1,395,273
Scholastic Corp.	28,170	1,134,124

		2,529,397

Telecommunications — 1.6%
Finisar Corp. (a)	131,330	2,836,728

		7,088,238

Consumer, Cyclical — 12.4%
Airlines — 3.3%
Alaska Air Group, Inc.	41,530	2,527,101
Hawaiian Holdings, Inc.	57,180	1,510,124
SkyWest, Inc.	46,120	2,050,956

		6,088,181

Apparel — 0.9%
Skechers U.S.A., Inc. Class A (a)	68,321	1,563,868

Auto Parts & Equipment — 1.6%
Cooper-Standard Holding, Inc. (a)	22,215	1,379,996
Lear Corp.	12,028	1,477,760

		2,857,756

Distribution & Wholesale — 0.3%
Anixter International, Inc. (a)	11,248	610,879

Home Builders — 1.9%
Lennar Corp. Class A	47,284	1,851,168
Taylor Morrison Home Corp. Class A (a)	101,950	1,621,005

		3,472,173

Office Furnishings — 0.8%
Steelcase, Inc. Class A	103,364	1,532,888

Retail — 3.6%
Bloomin’ Brands, Inc.	126,730	2,267,200
BMC Stock Holdings, Inc. (a)	78,469	1,214,700
The Michaels Cos., Inc. (a)	120,610	1,633,059
Signet Jewelers Ltd.	43,120	1,369,922

		6,484,881

		22,610,626

	Number of Shares	Value
Consumer, Non-cyclical — 11.5%
Beverages — 1.2%
Cott Corp.	152,614	$2,127,439

Commercial Services — 3.3%
Booz Allen Hamilton Holding Corp.	46,258	2,084,848
Quanta Services, Inc.	68,188	2,052,459
Sotheby’s (a)	50,167	1,993,636

		6,130,943

Foods — 3.8%
Ingredion, Inc.	21,069	1,925,707
Nomad Foods Ltd. (a)	129,590	2,166,745
US Foods Holding Corp. (a)	91,040	2,880,505

		6,972,957

Health Care – Services — 3.2%
ICON PLC (a)	19,682	2,543,111
Molina Healthcare, Inc. (a)	16,222	1,885,321
WellCare Health Plans, Inc. (a)	5,852	1,381,599

		5,810,031

		21,041,370

Energy — 6.8%
Oil & Gas — 3.9%
HollyFrontier Corp.	22,670	1,158,890
Oasis Petroleum, Inc. (a)	222,350	1,229,596
Patterson-UTI Energy, Inc.	120,960	1,251,936
QEP Resources, Inc. (a)	278,989	1,570,708
SM Energy Co.	94,840	1,468,123
SRC Energy, Inc. (a)	112,220	527,434

		7,206,687

Oil & Gas Services — 2.9%
Dril-Quip, Inc. (a)	35,734	1,073,092
Helix Energy Solutions Group, Inc. (a)	95,970	519,198
MRC Global, Inc. (a)	104,520	1,278,280
Oil States International, Inc. (a)	79,540	1,135,831
RPC, Inc. (b)	128,237	1,265,699

		5,272,100

		12,478,787

Financial — 32.9%
Banks — 9.9%
Associated Banc-Corp.	88,137	1,744,231
BankUnited, Inc.	77,734	2,327,356
Comerica, Inc.	29,620	2,034,598
Huntington Bancshares, Inc.	105,848	1,261,708
Synovus Financial Corp.	54,460	1,742,175
Texas Capital Bancshares, Inc. (a)	39,294	2,007,531
Umpqua Holdings Corp.	135,698	2,157,598
Webster Financial Corp.	36,783	1,813,034
Zions Bancorp NA	73,201	2,982,209

		18,070,440

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 0.7%
OneMain Holdings, Inc. (a)	51,970	$1,262,352

Insurance — 10.2%
American Financial Group, Inc.	22,021	1,993,561
Essent Group Ltd. (a)	61,920	2,116,426
Everest Re Group Ltd.	16,940	3,688,854
First American Financial Corp.	49,910	2,227,982
The Hanover Insurance Group, Inc.	12,280	1,433,936
Kemper Corp.	4,160	276,141
Old Republic International Corp.	87,903	1,808,165
Reinsurance Group of America, Inc.	26,010	3,647,382
Selective Insurance Group, Inc.	24,367	1,484,925

		18,677,372

Real Estate Investment Trusts (REITS) — 10.9%
American Campus Communities, Inc.	68,148	2,820,646
Camden Property Trust	32,942	2,900,543
CubeSmart	95,240	2,732,435
Empire State Realty Trust, Inc. Class A	165,694	2,357,825
MGM Growth Properties LLC Class A	66,926	1,767,516
Park Hotels & Resorts, Inc.	83,514	2,169,694
STAG Industrial, Inc.	100,300	2,495,464
Sun Communities, Inc.	26,377	2,682,805

		19,926,928

Savings & Loans — 1.2%
Sterling Bancorp	134,620	2,222,576

		60,159,668

Industrial — 11.3%
Aerospace & Defense — 0.3%
AAR Corp.	15,438	576,455

Electrical Components & Equipment — 1.0%
EnerSys	22,759	1,766,326

Electronics — 1.6%
Avnet, Inc.	61,980	2,237,478
Sanmina Corp. (a)	26,310	633,019

		2,870,497

Engineering & Construction — 2.4%
AECOM (a)	54,693	1,449,365
Granite Construction, Inc.	37,980	1,529,834
Tutor Perini Corp. (a)	87,080	1,390,668

		4,369,867

Hand & Machine Tools — 1.2%
Regal Beloit Corp.	30,408	2,130,080

Machinery – Construction & Mining — 1.7%
Oshkosh Corp.	32,560	1,996,254
Terex Corp.	43,020	1,186,061

		3,182,315

	Number of Shares	Value
Machinery – Diversified — 0.4%
SPX FLOW, Inc. (a)	24,545	$746,659

Miscellaneous – Manufacturing — 1.0%
Trinseo SA	40,930	1,873,775

Packaging & Containers — 1.1%
Graphic Packaging Holding Co.	170,197	1,810,896
Sealed Air Corp.	7,743	269,766

		2,080,662

Transportation — 0.6%
Atlas Air Worldwide Holdings, Inc. (a)	23,660	998,215

		20,594,851

Technology — 10.7%
Computers — 5.0%
Amdocs Ltd.	33,598	1,968,171
Genpact Ltd.	96,807	2,612,821
NCR Corp. (a)	108,619	2,506,927
NetScout Systems, Inc. (a)	83,250	1,967,197

		9,055,116

Semiconductors — 2.6%
Cypress Semiconductor Corp.	146,010	1,857,247
Kulicke & Soffa Industries, Inc.	29,450	596,951
MaxLinear, Inc. (a)	81,896	1,441,370
Mellanox Technologies Ltd. (a)	9,950	919,181

		4,814,749

Software — 3.1%
CommVault Systems, Inc. (a)	20,356	1,202,836
Nuance Communications, Inc. (a)	155,157	2,052,727
Verint Systems, Inc. (a)	56,605	2,394,958

		5,650,521

		19,520,386

Utilities — 5.6%
Electric — 4.6%
Alliant Energy Corp.	63,054	2,664,032
Black Hills Corp.	26,477	1,662,226
PNM Resources, Inc.	46,163	1,896,838
Portland General Electric Co.	47,897	2,196,077

		8,419,173

Gas — 1.0%
Southwest Gas Holdings, Inc.	24,160	1,848,240

		10,267,413

TOTAL COMMON STOCK (Cost $187,737,243)		177,041,376

TOTAL EQUITIES (Cost $187,737,243)		177,041,376

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (c)	205	$205

TOTAL MUTUAL FUNDS (Cost $205)		205

TOTAL LONG-TERM INVESTMENTS (Cost $187,737,448)		177,041,581

	Principal Amount
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (d)	$1,149,375	1,149,375

TOTAL SHORT-TERM INVESTMENTS (Cost $1,149,375)		1,149,375

TOTAL INVESTMENTS — 97.5% (Cost $188,886,823) (e)		178,190,956

Other Assets/(Liabilities) — 2.5%		4,605,247

NET ASSETS — 100.0%		$182,796,203

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $197 or 0.00% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $1,149,455. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $1,172,968.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	83.6%
Bermuda	5.4%
Luxembourg	1.9%
Ireland	1.4%
British Virgin Islands	1.2%
Canada	1.2%
United Kingdom	1.1%
France	0.6%
Israel	0.5%

Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments

December 31, 2018

	Principal Amount	Value
BONDS & NOTES — 101.7%

BANK LOANS — 0.2%
Advertising — 0.0%
Lamar Media Corp., 2018 Term Loan B, 1 mo. LIBOR + 1.750% 2.563% VRN 3/14/25	$99,250	$96,356

Diversified Financial Services — 0.2%
Delos Finance Sarl, 2018 Term Loan B, 3 mo. LIBOR + 1.750% 2.803% VRN 10/06/23	591,000	573,565

TOTAL BANK LOANS (Cost $690,140)		669,921

CORPORATE DEBT — 34.0%
Advertising — 0.0%
Clear Channel International BV 8.750% 12/15/20 (a)	80,000	80,600

Aerospace & Defense — 0.3%
L3 Technologies, Inc. 4.400% 6/15/28	640,000	639,858
Northrop Grumman Corp. 3.250% 1/15/28	640,000	597,121

		1,236,979

Agriculture — 0.1%
Reynolds American, Inc. 4.450% 6/12/25	195,000	188,026

Airlines — 0.5%
Continental Airlines Pass-Through Trust 7.250% 5/10/21	1,536,112	1,577,433
Northwest Airlines Pass-Through Trust 7.041% 10/01/23	348,718	374,555

		1,951,988

Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC 2.425% 6/12/20	575,000	559,891
3.305% FRN 10/12/21 (b)	405,000	388,663
8.125% 1/15/20	805,000	835,733
General Motors Financial Co., Inc. 2.350% 10/04/19	500,000	495,644
2.400% 5/09/19	505,000	503,102

		2,783,033

Banks — 9.9%
Bank of America Corp. 3 mo. USD LIBOR + .660% 2.369% VRN 7/21/21	515,000	505,784
2.738% VRN 1/23/22 (b)	1,085,000	1,068,535
3.004% VRN 12/20/23 (b)	1,274,000	1,238,339
3.093% VRN 10/01/25 (b)	860,000	815,444
4.271% VRN 7/23/29 (b)	1,750,000	1,741,786

	Principal Amount	Value
The Bank of New York Mellon Corp. 3.250% 9/11/24	$195,000	$192,475
Citibank NA 3.050% 5/01/20	2,205,000	2,202,201
3.400% 7/23/21	250,000	250,318
Citigroup, Inc. 2.450% 1/10/20	1,000,000	991,970
3.142% VRN 1/24/23 (b)	750,000	736,688
8.500% 5/22/19	1,200,000	1,224,488
Cooperatieve Rabobank UA 3.125% 4/26/21	850,000	846,890
Goldman Sachs Bank 3.200% 6/05/20	1,000,000	998,191
The Goldman Sachs Group, Inc. 2.550% 10/23/19	2,000,000	1,987,366
3.272% VRN 9/29/25 (b)	645,000	604,605
3.814% VRN 4/23/29 (b)	650,000	606,856
4.223% VRN 5/01/29 (b)	195,000	187,666
JP Morgan Chase & Co. 2.950% 10/01/26	895,000	826,558
3 mo. USD LIBOR + 1.380% 3.540% VRN 5/01/28	845,000	805,611
3 mo. USD LIBOR + 1.337% 3.782% VRN 2/01/28	500,000	485,360
4.023% VRN 12/05/24 (b)	970,000	977,718
JP Morgan Chase Bank NA 2.604% VRN 2/01/21 (b)	2,215,000	2,197,409
2.868% FRN 2/13/20 (b)	1,765,000	1,762,662
3.086% VRN 4/26/21 (b)	485,000	483,040
Lloyds Banking Group PLC 2.907% VRN 11/07/23 (b)	430,000	407,181
Macquarie Bank Ltd. 2.600% 6/24/19 (a)	750,000	747,756
Morgan Stanley 3 mo. USD LIBOR + .930% 3.399% FRN 7/22/22	510,000	502,842
3 mo. USD LIBOR + .800% 3.414% FRN 2/14/20	3,395,000	3,395,088
5.500% 7/24/20	250,000	257,719
5.625% 9/23/19	500,000	507,399
PNC Bank NA 2.500% 1/22/21	1,090,000	1,075,548
Santander UK Group Holdings PLC 3.373% VRN 1/05/24 (b)	645,000	611,994
Santander UK PLC 3.400% 6/01/21	1,250,000	1,243,901
State Street Corp. 3.776% VRN 12/03/24 (b)	195,000	195,464
Wells Fargo & Co. 2.625% 7/22/22	195,000	188,031
3.000% 4/22/26	475,000	442,624
3.000% 10/23/26	845,000	782,237

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
3.550% 9/29/25	$725,000	$702,435
3 mo. USD LIBOR + 1.310% 3.584% VRN 5/22/28	565,000	542,443
Wells Fargo Bank NA 2.400% 1/15/20	1,500,000	1,487,241
3.325% VRN 7/23/21 (b)	760,000	759,259

		37,587,122

Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46 (a)	600,000	556,431
Anheuser-Busch InBev Worldwide, Inc. 4.000% 4/13/28	435,000	416,092
Bacardi Ltd. 4.700% 5/15/28 (a)	195,000	187,392
5.300% 5/15/48 (a)	210,000	189,581
Constellation Brands, Inc. 3.875% 11/15/19	500,000	501,859

		1,851,355

Biotechnology — 0.8%
Amgen, Inc. 2.125% 5/01/20	200,000	197,335
4.400% 5/01/45	500,000	467,594
Baxalta, Inc. 2.875% 6/23/20	216,000	214,070
Celgene Corp. 3.900% 2/20/28	440,000	412,710
5.000% 8/15/45	750,000	693,512
Gilead Sciences, Inc. 3.650% 3/01/26	525,000	514,605
4.150% 3/01/47	445,000	409,908

		2,909,734

Chemicals — 0.1%
Axalta Coating Systems LLC 4.875% 8/15/24 (a)	150,000	141,750
Valvoline, Inc. 5.500% 7/15/24	200,000	195,500

		337,250

Commercial Services — 0.2%
IHS Markit Ltd. 4.000% 3/01/26 (a)	253,000	235,290
4.750% 8/01/28	385,000	376,988
Matthews International Corp. 5.250% 12/01/25 (a)	120,000	111,600

		723,878

Computers — 0.3%
Apple, Inc. 4.650% 2/23/46	850,000	899,758
Dell International LLC/EMC Corp. 3.480% 6/01/19 (a)	400,000	398,818

		1,298,576

	Principal Amount	Value
Cosmetics & Personal Care — 0.0%
First Quality Finance Co., Inc. 5.000% 7/01/25 (a)	$174,000	$155,730

Diversified Financial Services — 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	490,000	491,414
Air Lease Corp. 3.500% 1/15/22	575,000	565,854
4.750% 3/01/20	855,000	866,780
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	725,000	699,665
4.418% 11/15/35	780,000	653,302
Raymond James Financial, Inc. 4.950% 7/15/46	400,000	384,301

		3,661,316

Electric — 2.8%
AEP Transmission Co. LLC 3.100% 12/01/26	855,000	826,102
Duke Energy Carolinas LLC 4.000% 9/30/42	1,000,000	960,748
Duquesne Light Holdings, Inc. 6.400% 9/15/20 (a)	1,000,000	1,042,884
Emera US Finance LP 2.150% 6/15/19	1,068,000	1,059,268
Jersey Central Power & Light Co. 4.700% 4/01/24 (a)	800,000	832,905
6.400% 5/15/36	425,000	495,098
Kansas City Power & Light Co. 3.150% 3/15/23	500,000	494,612
LG&E & KU Energy LLC 4.375% 10/01/21	1,200,000	1,219,482
MidAmerican Energy Co. 4.800% 9/15/43	1,400,000	1,532,577
NextEra Energy Capital Holdings, Inc. 3.062% FRN 5/04/21 (b)	2,000,000	1,980,541
NextEra Energy Operating Partners LP 4.500% 9/15/27 (a)	177,000	157,530

		10,601,747

Electronics — 0.0%
Itron, Inc. 5.000% 1/15/26 (a)	108,000	98,820

Foods — 1.4%
Campbell Soup Co. 3.300% 3/15/21	650,000	646,621
Chobani LLC/Chobani Finance Corp., Inc. 7.500% 4/15/25 (a)	139,000	109,463
General Mills, Inc. 4.200% 4/17/28 (c)	630,000	617,346

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kraft Heinz Foods Co. 3.021% FRN 8/09/19 (b)	$750,000	$748,074
3.950% 7/15/25	500,000	483,878
4.625% 1/30/29	1,020,000	1,008,493
Mondelez International Holdings Netherlands BV 1.625% 10/28/19 (a)	1,195,000	1,178,360
Pilgrim’s Pride Corp. 5.875% 9/30/27 (a)	152,000	137,940
Post Holdings, Inc. 5.000% 8/15/26 (a)	36,000	32,760
5.625% 1/15/28 (a)	175,000	161,000
5.750% 3/01/27 (a)	40,000	37,500

		5,161,435

Gas — 0.2%
CenterPoint Energy Resources Corp. 6.250% 2/01/37	595,000	672,257
Southern Co. Gas Capital Corp. 2.450% 10/01/23	100,000	95,318

		767,575

Health Care – Products — 0.6%
Becton Dickinson & Co. 2.404% 6/05/20	440,000	433,133
Becton Dickinson and Co. 2.894% 6/06/22	400,000	387,408
Boston Scientific Corp. 6.000% 1/15/20	650,000	666,422
Hologic, Inc. 4.625% 2/01/28 (a)	160,000	144,000
Teleflex, Inc. 4.625% 11/15/27	107,000	99,242
Zimmer Biomet Holdings, Inc. 3.554% FRN 3/19/21 (b)	655,000	648,867

		2,379,072

Health Care – Services — 1.4%
Aetna, Inc. 2.800% 6/15/23	485,000	461,239
Anthem, Inc. 3.125% 5/15/22	500,000	492,653
3.300% 1/15/23	530,000	521,505
Catalent Pharma Solutions, Inc. 4.875% 1/15/26 (a)	80,000	75,800
Centene Corp. 5.625% 2/15/21	422,000	423,055
CHS/Community Health Systems, Inc. 8.625% 1/15/24 (a) (c)	60,000	59,250
Cigna Holding Co. 3.050% 10/15/27	945,000	864,424
Fresenius Medical Care US Finance II, Inc. 5.625% 7/31/19 (a)	485,000	490,462

	Principal Amount	Value
HCA, Inc. 5.000% 3/15/24	$371,000	$367,290
6.500% 2/15/20	196,000	200,900
Molina Healthcare, Inc. 5.375% STEP 11/15/22	225,000	217,125
Providence St. Joseph Health Obligated Group 2.746% 10/01/26	845,000	786,392
Tenet Healthcare Corp. 4.500% 4/01/21	26,000	25,285
4.625% 7/15/24	184,000	171,120
WellCare Health Plans, Inc. 5.250% 4/01/25	75,000	72,187
5.375% 8/15/26 (a)	40,000	38,600

		5,267,287

Household Products & Wares — 0.1%
Central Garden & Pet Co. 6.125% 11/15/23	36,000	35,910
5.125% 2/01/28	243,000	217,485
Spectrum Brands, Inc. 5.750% 7/15/25	245,000	232,677

		486,072

Insurance — 0.6%
Berkshire Hathaway Finance Corp. 4.300% 5/15/43	500,000	507,811
4.400% 5/15/42	750,000	764,964
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454% 5.454% VRN 10/15/54 (a)	970,000	938,668

		2,211,443

Internet — 0.0%
Zayo Group LLC/Zayo Capital, Inc. 5.750% 1/15/27 (a)	113,000	100,853

Media — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/01/27 (a)	122,000	113,631
Charter Communications Operating LLC/Charter Communications Operating Capital 3.750% 2/15/28	950,000	859,385
6.484% 10/23/45	200,000	205,588
Comcast Corp. 4.700% 10/15/48	1,020,000	1,031,098
CSC Holdings LLC 5.375% 2/01/28 (a)	200,000	183,936
5.500% 5/15/26 (a)	200,000	188,500
8.625% 2/15/19	100,000	100,250
DISH DBS Corp. 5.875% 7/15/22	100,000	92,000
Sirius XM Radio, Inc. 3.875% 8/01/22 (a)	220,000	209,000

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Virgin Media Secured Finance PLC 5.250% 1/15/26 (a)	$200,000	$183,250

		3,166,638

Mining — 0.1%
Indonesia Asahan Aluminium Persero PT 6.530% 11/15/28 (a)	200,000	209,776

Miscellaneous – Manufacturing — 1.0%
General Electric Co. 5.500% 1/08/20	875,000	885,308
4.625% 1/07/21	1,020,000	1,022,634
4.650% 10/17/21	370,000	371,110
5.550% 1/05/26	580,000	567,304
5.875% 1/14/38	244,000	233,286
Siemens Financieringsmaatschappij NV 2.000% 9/15/23 (a)	550,000	513,001

		3,592,643

Oil & Gas — 0.7%
Antero Resources Corp. 5.125% 12/01/22	125,000	117,500
Canadian Natural Resources Ltd. 3.850% 6/01/27	171,000	161,308
Diamondback Energy, Inc. 4.750% 11/01/24 (a)	16,000	15,440
4.750% 11/01/24	104,000	100,360
Gulfport Energy Corp. 6.375% 5/15/25	47,000	41,595
KazMunayGas National Co. JSC 5.375% 4/24/30 (d)	200,000	196,305
Matador Resources Co. 5.875% 9/15/26	105,000	96,600
Noble Energy, Inc. 5.250% 11/15/43	140,000	124,268
Parsley Energy LLC / Parsley Finance Corp. 5.375% 1/15/25 (a)	210,000	193,200
Petrobras Global Finance BV 5.750% 2/01/29	200,000	185,000
Petroleos Mexicanos 6.500% 1/23/29	400,000	373,000
Range Resources Corp. 4.875% 5/15/25	125,000	102,500
5.000% 3/15/23 (c)	75,000	66,000
Shell International Finance BV 4.375% 5/11/45	415,000	425,539
Transocean Guardian Ltd. 5.875% 1/15/24 (a)	152,000	145,540
Transocean Pontus Ltd. 6.125% 8/01/25 (a)	138,000	133,170

		2,477,325

Oil & Gas Services — 0.0%
Transocean Proteus Ltd. 6.250% 12/01/24 (a)	66,400	63,578

	Principal Amount	Value
Packaging & Containers — 0.7%
Amcor Finance USA, Inc. 3.625% 4/28/26 (a)	$650,000	$615,527
Ball Corp. 4.375% 12/15/20	350,000	351,312
Graphic Packaging International LLC 4.125% 8/15/24	200,000	188,000
Multi-Color Corp. 4.875% 11/01/25 (a)	130,000	111,800
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	397,334	396,341
Sealed Air Corp. 5.500% 9/15/25 (a)	190,000	187,625
Silgan Holdings, Inc. 4.750% 3/15/25	250,000	233,125
Westrock Co. 4.900% 3/15/29 (a)	385,000	395,715

		2,479,445

Pharmaceuticals — 1.3%
AbbVie, Inc. 3.600% 5/14/25	500,000	479,592
Bausch Health Cos., Inc. 5.500% 3/01/23 (a)	138,000	126,270
5.500% 11/01/25 (a)	117,000	109,103
Bayer US Finance Il LLC 4.375% 12/15/28 (a)	850,000	811,539
Bayer US Finance LLC 2.375% 10/08/19 (a)	850,000	843,206
Cigna Corp. 4.125% 11/15/25 (a)	800,000	798,873
CVS Health Corp. 5.050% 3/25/48	1,090,000	1,060,145
Shire Acquisitions Investments Ireland DAC 1.900% 9/23/19	500,000	492,993
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	277,000	272,700

		4,994,421

Pipelines — 1.9%
Energy Transfer LP 5.500% 6/01/27	254,000	247,650
Energy Transfer Operating LP 5.150% 3/15/45	400,000	346,040
Energy Transfer Partners LP 5.875% 1/15/24	400,000	407,000
Florida Gas Transmission Co. LLC 7.900% 5/15/19 (a)	1,000,000	1,015,024
Kinder Morgan, Inc. 4.300% 3/01/28	500,000	489,369

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Plains All American Pipeline LP/PAA Finance Corp. 4.650% 10/15/25	$600,000	$590,065
Rockies Express Pipeline LLC 5.625% 4/15/20 (a)	381,000	381,000
6.000% 1/15/19 (a)	228,000	228,000
Ruby Pipeline LLC 6.000% 4/01/22 (a)	630,682	653,276
Sabine Pass Liquefaction LLC, Series WI, 5.750% 5/15/24	290,000	302,574
Sunoco Logistics Partners Operations LP 5.400% 10/01/47	644,000	583,597
TC PipeLines LP 3.900% 5/25/27	500,000	477,299
TransMontaigne Partners LP/TLP Finance Corp. 6.125% 2/15/26	130,000	116,350
Williams Cos., Inc. 3.600% 3/15/22	683,000	670,166
4.500% 11/15/23	570,000	573,002

		7,080,412

Real Estate Investment Trusts (REITS) — 3.1%
Alexandria Real Estate Equities, Inc. 3.450% 4/30/25	450,000	433,146
American Campus Communities Operating Partnership LP 3.350% 10/01/20	500,000	498,288
3.750% 4/15/23	650,000	645,306
American Tower Corp. 3.000% 6/15/23	430,000	413,713
Boston Properties LP 3.200% 1/15/25	430,000	410,596
Crown Castle International Corp. 3.200% 9/01/24	625,000	592,941
Duke Realty LP 3.875% 2/15/21	1,000,000	1,008,319
GLP Capital LP/GLP Financing II, Inc. 5.250% 6/01/25	190,000	188,655
5.300% 1/15/29	310,000	303,189
5.375% 4/15/26	695,000	687,362
HCP, Inc. 2.625% 2/01/20	500,000	496,438
3.875% 8/15/24	500,000	492,080
4.250% 11/15/23	500,000	500,763
Healthcare Realty Trust, Inc. 3.750% 4/15/23	235,000	231,390
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500% 1/15/28	80,000	70,000
5.625% 5/01/24	100,000	99,000

	Principal Amount	Value
SBA Communications Corp. 4.875% 9/01/24	$98,000	$92,120
SL Green Operating Partnership LP 3.250% 10/15/22	500,000	483,099
Ventas Realty LP 3.500% 2/01/25	1,500,000	1,435,899
WEA Finance LLC/Westfield UK & Europe Finance PLC 2.700% 9/17/19 (a)	500,000	497,786
3.250% 10/05/20 (a)	700,000	699,028
Welltower, Inc. 4.000% 6/01/25	830,000	819,146
4.125% 4/01/19	750,000	750,210

		11,848,474

Retail — 0.7%
1011778 BC ULC/New Red Finance, Inc. 4.250% 5/15/24 (a) (c)	299,000	275,080
Alimentation Couche-Tard, Inc. 2.700% 7/26/22 (a)	195,000	188,171
The Home Depot, Inc. 3.900% 12/06/28	215,000	220,215
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750% 6/01/27 (a)	210,000	195,300
Rite Aid Corp. 6.125% 4/01/23 (a)	321,000	253,590
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	400,000	393,917
4.800% 11/18/44	275,000	250,380
Walmart, Inc. 3.550% 6/26/25	930,000	940,256

		2,716,909

Semiconductors — 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.375% 1/15/20	750,000	740,633
NXP BV/NXP Funding LLC 4.125% 6/01/21 (a)	200,000	197,500

		938,133

Software — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750% 3/01/25 (a)	122,000	113,765
IQVIA, Inc. 5.000% 10/15/26 (a)	200,000	191,000

		304,765

Telecommunications — 1.8%
AT&T, Inc. 3.950% 1/15/25	160,000	156,457
4.350% 6/15/45	250,000	211,267

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.800% 6/15/44	$1,300,000	$1,165,208
5.150% 11/15/46	530,000	492,521
5.250% 3/01/37	425,000	417,447
Intelsat Jackson Holdings SA 5.500% 8/01/23	56,000	48,720
8.500% 10/15/24 (a)	114,000	110,580
9.750% 7/15/25 (a)	223,000	223,624
Level 3 Financing, Inc. 5.250% 3/15/26	85,000	77,775
5.375% 5/01/25	160,000	150,000
Sprint Capital Corp. 6.875% 11/15/28	71,000	67,095
Sprint Corp. 7.125% 6/15/24	21,000	20,797
7.625% 2/15/25	49,000	49,000
7.625% 3/01/26	169,000	166,887
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360% STEP 3/20/23 (a)	443,438	437,895
4.738% 3/20/25 (a)	870,000	853,687
T-Mobile USA, Inc. 4.500% 2/01/26	104,000	95,420
4.750% 2/01/28	269,000	243,445
Verizon Communications, Inc. 4.125% 8/15/46	340,000	299,974
4.329% 9/21/28	300,000	301,233
5.250% 3/16/37	630,000	656,250
Vodafone Group PLC 4.375% 5/30/28	420,000	407,429

		6,652,711

Transportation — 0.1%
Union Pacific Corp. 3.950% 9/10/28	425,000	424,420

TOTAL CORPORATE DEBT (Cost $132,109,505)		128,789,541

MUNICIPAL OBLIGATIONS — 1.2%
City of New York NY 5.206% 10/01/31	750,000	850,350
Jersey City Municipal Utilities Authority 5.470% 5/15/27	850,000	938,247
Los Angeles Unified School District 5.755% 7/01/29	1,000,000	1,157,250
New York State Dormitory Authority 5.289% 3/15/33	750,000	857,160
State of California 7.950% 3/01/36	850,000	897,396

		4,700,403

TOTAL MUNICIPAL OBLIGATIONS (Cost $4,946,955)		4,700,403

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.8%
Commercial MBS — 1.7%
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A, 4.091% VRN 8/10/38 (a) (b)	$620,000	$643,982
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A 3.369% 3/13/35 (a)	420,000	420,426
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A 3.251% 5/10/35 (a)	340,000	338,847
COMM Mortgage Trust Series 2016-787S, Class A, 3.545% 2/10/36 (a)	340,000	336,095
Series 2013-300P, Class A1, 4.353% 8/10/30 (a)	325,000	340,147
Core Industrial Trust, Series 2015-CALW, Class A 3.040% 2/10/34 (a)	412,672	409,781
Core Industrial Trust 2015-TEXW, Series 2015-TEXW, Class A 3.077% 2/10/34 (a)	416,849	413,654
GS Mortgage Securities Corp Trust, Series 2012-ALOH, Class A 3.551% 4/10/34 (a)	370,000	371,470
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 2.858% 11/15/45	1,582,829	1,560,561
Morgan Stanley Capital I Trust, Series 2015-420, Class A 3.727% 10/12/50 (a)	400,000	402,656
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, 3.834% VRN 1/13/32 (a) (b)	330,000	331,699
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1, 3.872% VRN 1/05/43 (a) (b)	370,000	335,463
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2 4.393% 11/15/43 (a)	500,000	507,138

		6,411,919

Home Equity ABS — 1.0%
Bear Stearns I Trust, Series 2006-HE1, Class 1M1, 1 mo. USD LIBOR + .410% 2.916% FRN 12/25/35	275,902	277,030
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class M1, 1 mo. USD LIBOR + .290% 2.796% FRN 8/25/36	2,400,000	2,307,161

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Home Equity Trust, Series 2004-2, Class M3, 1 mo. USD LIBOR + 1.050% 3.556% FRN 10/25/34	$1,135,123	$1,128,926

		3,713,117

Other ABS — 2.0%
AIMCO CLO, Series 2014-AA, Class AR, 3 mo. USD LIBOR + 1.100% 3.569% FRN 7/20/26 (a)	304,319	303,040
Countrywide Asset-Backed Certificates, Series 2006-15, Class A3, 4.700% VRN 10/25/46 (b)	1,005,032	966,411
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, 3.336% FRN 4/15/29 (a) (b)	975,000	957,225
First Frankin Mortgage Loan Trust, Series 2005-FF7, Class M2, 1 mo. USD LIBOR + .470% 2.976% FRN 7/25/35	196,571	196,401
LCM XXI LP, Series 21A, Class AR, 3.349% FRN 4/20/28 (a) (b)	740,000	727,991
Magnetite VII Ltd., Series 2012-7A, Class A1R2, 3.236% FRN 1/15/28 (a) (b)	1,000,000	984,583
Saxon Asset Securities Trust Series 2007-2, Class A2C, 1 mo. USD LIBOR + .240% 2.746% FRN 5/25/47	2,326,744	1,788,930
Series 2005-1, Class M1, 1 mo. USD LIBOR + .690% 3.005% FRN 5/25/35	721,414	709,993
Voya CLO Ltd., Series 2014-3A, Class A1R, 3.210% FRN 7/25/26 (a) (b)	895,806	891,354

		7,525,928

Student Loans ABS — 6.0%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700% 3.206% FRN 7/25/56 (a)	689,816	689,610
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + .200% 3.013% FRN 3/28/35	1,500,000	1,445,401
Navient Student Loan Trust Series 2015-1, Class A2, 1 mo. USD LIBOR + .600% 3.106% FRN 4/25/40	1,024,490	1,018,516
Series 2018-3A, Class A3, 3.306% FRN 3/25/67 (a) (b)	630,000	622,205
Series 2017-3A, Class A3, 1 mo. USD LIBOR + 1.050% 3.556% FRN 7/26/66 (a)	1,100,000	1,111,116

	Principal Amount	Value
Nelnet Student Loan Trust Series 2015-1A, Class A, 1 mo. USD LIBOR + .590% 3.096% FRN 4/25/46 (a)	$1,238,873	$1,227,741
Series 2015-3A, Class A2, 1 mo. USD LIBOR + .600% 3.106% FRN 2/27/51 (a)	1,443,532	1,438,320
Pennsylvania Higher Education Assistance Agency, Series 2013-3A, Class A, 1 mo. USD LIBOR + .750% 3.256% FRN 11/25/42 (a)	1,101,215	1,105,935
SLC Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .160% 2.948% FRN 9/15/39	2,300,000	2,238,529
SLM Student Loan Trust Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550% 3.040% FRN 10/25/64 (a)	1,100,000	1,084,853
Series 2008-1, Class A4, 3 mo. USD LIBOR + .650% 3.140% FRN 1/25/22	923,455	916,881
Series 2012-7, Class A3, 1 mo. USD LIBOR + .650% 3.156% FRN 5/26/26	970,035	958,316
Series 2012-2, Class A, 1 mo. USD LIBOR + .700% 3.206% FRN 1/25/29	1,111,954	1,105,075
Series 2012-1, Class A3, 1 mo. USD LIBOR + .950% 3.456% FRN 9/25/28	948,679	950,149
Series 2008-6, Class A4, 3 mo. USD LIBOR + 1.100% 3.590% FRN 7/25/23	1,441,170	1,450,672
Series 2008-9, Class A, 3 mo. USD LIBOR + 1.500% 3.990% FRN 4/25/23	2,001,735	2,022,260
Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 4.340% FRN 7/25/73	700,000	715,456
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 4.740% FRN 10/25/83	1,430,000	1,483,536
SLM Student Loan Trust 2007-7, Series 2007-7, Class A4, 3 mo. USD LIBOR + .330% 2.820% FRN 1/25/22	994,718	976,779

		22,561,350

WL Collateral CMO — 5.1%
American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 6 mo. USD LIBOR + 2.000% 4.886% FRN 6/25/45	1,426,235	1,411,985

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Banc of America Funding Trust, Series 2016-R1, Class A1, 2.500% VRN 3/25/40 (a) (b)	$1,104,909	$1,075,476
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4, 3.786% VRN 3/25/37 (b)	561,977	539,601
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 1 year CMT + 2.400% 4.820% FRN 10/25/35	526,054	533,039
CSMC 2018-RPL9 Trust, Series 2018-RPL9, Class A, 3.850% VRN 9/25/57 (a) (b)	1,948,638	1,972,321
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1, 4.695% VRN 11/25/35 (b)	711,625	671,114
GS Mortgage-Backed Securities Trust 2018-RPL1, Series 2018-RPL1, Class A1A 3.750% 10/25/57 (a)	1,782,019	1,751,896
HarborView Mortgage Loan Trust, Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200% 2.670% FRN 11/19/36	2,041,422	1,750,128
Impac CMB Trust, Series 2005-1, Class 1A1, 1 mo. USD LIBOR + .520% 3.026% FRN 4/25/35	1,229,566	1,162,334
IndyMac Index Mortgage Loan Trust Series 2006-AR27, Class 1A3, 1 mo. USD LIBOR + ..270% 2.776% FRN 10/25/36	1,971,548	1,294,973
Series 2005-AR19, Class A1, 3.755% VRN 10/25/35 (b)	1,087,151	899,804
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A, 12 mo. MTA + .840% 2.893% FRN 11/26/46 (a)	860,844	840,214
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 mo. LIBOR + 1.070% 3.576% FRN 2/25/35	1,778,234	1,749,016
Nomura Resecuritization Trust, Series 2015-1R, Class 6A1, 1 mo. USD LIBOR + .210% 2.511% FRN 5/26/47 (a)	174,683	173,952
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + .290% 2.796% FRN 10/25/45	953,166	906,590

	Principal Amount	Value
Series 2005-AR2, Class 2A21, 1 mo. USD LIBOR + .330% 2.836% FRN 1/25/45	$940,775	$905,053
Series 2006-1 Class 3A2, 5.750% 2/25/36	963,919	901,676
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR8, Class 3A1, 4.662% VRN 4/25/36 (b)	756,422	755,200
Series 2004-DD, Class 2A6, 4.717% VRN 1/25/35 (b)	169,114	168,243

		19,462,615

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $59,272,401)		59,674,929

SOVEREIGN DEBT OBLIGATIONS — 0.1%
Oman Government International Bond 5.625% 1/17/28 (a)	200,000	176,075
Russian Foreign Bond 4.750% 5/27/26 (d)	200,000	198,002

		374,077

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $385,300)		374,077

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 32.7%
Collateralized Mortgage Obligations — 2.5%
Federal Home Loan Mortgage Corp. Series 4818, Class CA 3.000% 4/15/48	1,014,331	996,538
Series S8FX, Class A2 3.291% 3/25/27	1,775,000	1,761,512
Series K158, Class A3, 3.900% 10/25/33	785,000	806,488
Series 4846, Class PA, 4.000% 6/15/47	1,129,545	1,166,664
Federal Home Loan Mortgage Corp. REMICS Series 4639, Class HZ 2.750% 4/15/53	1,420,657	1,340,933
Federal National Mortgage Association Series 2017-M11, Class FA, 2.771% FRN 9/25/24 (b)	677,925	671,588
Series 2018-57, Class QA, 3.500% 5/25/46	1,291,148	1,309,339
Series 2018-55, Class PA, 3.500% 1/25/47	747,025	757,749
Government National Mortgage Association Series 2018-124, Class NW 3.500% 9/20/48	831,638	837,921

		9,648,732

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pass-Through Securities — 30.2%
Federal Home Loan Mortgage Corp. Pool #V61427 2.500% 12/01/31	$421,938	$412,527
Pool #G18592 3.000% 3/01/31	555,986	555,291
Pool #G18627 3.000% 1/01/32	1,660,584	1,656,433
Pool #G08710 3.000% 6/01/46	381,464	372,434
Pool #G08715 3.000% 8/01/46	2,919,699	2,850,584
Pool #G08726 3.000% 10/01/46	2,790,040	2,723,994
Pool #G08732 3.000% 11/01/46	981,942	958,697
Pool #G08737 3.000% 12/01/46	353,905	345,417
Pool #G08741 3.000% 1/01/47	2,456,139	2,397,230
Pool #G08791 3.000% 12/01/47	941,685	918,805
Pool #G08795 3.000% 1/01/48	741,276	723,266
Pool #G07848 3.500% 4/01/44	2,449,389	2,465,750
Pool #G60023 3.500% 4/01/45	2,523,547	2,536,460
Pool #G08711 3.500% 6/01/46	1,496,209	1,498,255
Pool #G08716 3.500% 8/01/46	2,077,137	2,079,977
Pool #G67700 3.500% 8/01/46	1,399,749	1,404,724
Pool #G08722 3.500% 9/01/46	359,785	360,276
Pool #G08742 3.500% 1/01/47	1,465,085	1,466,173
Pool #G08757 3.500% 4/01/47	516,067	516,450
Pool #G67703 3.500% 4/01/47	2,007,201	2,013,709
Pool #G67706 3.500% 12/01/47	1,896,444	1,901,408
Pool #G67707 3.500% 1/01/48	4,441,358	4,458,533
Pool #G08800 3.500% 2/01/48	188,215	188,178
Pool #G67708 3.500% 3/01/48	4,137,750	4,142,114
Pool #G67710 3.500% 3/01/48	2,914,111	2,915,818
Pool #G08816 3.500% 6/01/48	2,304,075	2,303,625
Pool #G60344 4.000% 12/01/45	1,639,670	1,684,120
Pool #G67711 4.000% 3/01/48	1,855,010	1,901,530
Pool #G67713 4.000% 6/01/48 (e)	1,906,494	1,952,518
Pool #G08843 4.500% 10/01/48	983,677	1,018,605
Pool #G08833 5.000% 7/01/48	562,094	588,552
Pool #G08844 5.000% 10/01/48	592,776	620,678
Federal Home Loan Mortgage Corp. TBA Pool #2830 3.500% 11/01/33 (e)	625,000	632,666
Pool #4200 4.000% 12/01/48 (e)	215,000	219,107
Pool #6222 4.500% 12/01/48 (e)	2,000,000	2,069,375
Federal National Mortgage Association Pool #AM0359 2.310% 8/01/22	500,000	490,488
Pool #AM0827 2.600% 11/01/22	954,993	945,683
Pool #AM2808 2.700% 3/01/23	375,000	372,018
Pool #AL6829 2.964% 5/01/27	1,118,984	1,088,125
Pool #MA1607 3.000% 10/01/33	687,595	685,903
Pool #AM9188 3.120% 6/01/35	780,000	727,097
Pool #FN0039 3.201% 9/01/27	807,735	804,724
Pool #AN7345 3.210% 11/01/37	1,025,506	971,646
Pool #AN4431 3.220% 1/01/27	805,000	802,569
Pool #AM9623 3.340% 7/01/30	755,000	743,003
Pool #AB4262 3.500% 1/01/32	695,094	705,765
Pool #MA1512 3.500% 7/01/33	323,434	328,197
Pool #MA1148 3.500% 8/01/42	2,260,692	2,274,909
Pool #MA3210 3.500% 12/01/47	831,447	831,479
Pool #CA0996 3.500% 1/01/48	363,133	363,601

	Principal Amount	Value
Pool #MA3305 3.500% 3/01/48	$418,368	$418,384
Pool #MA3332 3.500% 4/01/48	4,177,401	4,177,564
Pool #BL1132 3.730% 1/01/29	920,000	942,505
Pool #BL0242 3.820% 11/01/30	1,000,000	1,021,971
Pool #466960 3.890% 12/01/20	1,090,660	1,108,275
Pool #466919 3.930% 1/01/21	1,426,602	1,452,445
Pool #AM4236 3.940% 8/01/25	609,387	635,320
Pool #AS9830 4.000% 6/01/47	1,154,011	1,178,669
Pool #MA3027 4.000% 6/01/47	1,136,227	1,160,149
Pool #AS9972 4.000% 7/01/47	1,006,961	1,028,476
Pool #MA3088 4.000% 8/01/47	1,618,947	1,653,034
Pool #MA3333 4.000% 4/01/48	1,004,972	1,025,190
Pool #931504 4.500% 7/01/39	97,122	101,553
Pool #CA1710 4.500% 5/01/48	2,534,581	2,625,667
Pool #CA1711 4.500% 5/01/48	842,955	873,249
Pool #CA2208 4.500% 8/01/48	1,637,829	1,696,689
Pool #MA3444 4.500% 8/01/48	1,859,102	1,925,914
Pool #986268 5.000% 7/01/38	1,573	1,670
Pool #AD6374 5.000% 5/01/40	27,908	29,613
Pool #AI2733 5.000% 5/01/41	211,080	223,844
Pool #977014 5.500% 5/01/38	38,246	41,149
Pool #985524 5.500% 6/01/38	29,465	31,701
Pool #988578 5.500% 8/01/38	165,807	178,378
Pool #995482 5.500% 1/01/39	142,291	153,101
Federal National Mortgage Association TBA Pool #1312 3.000% 12/01/33 (e)	50,000	49,906
Pool #1963 3.500% 12/01/48 (e)	1,925,000	1,924,098
Pool #9174 4.000% 12/01/48 (e)	1,910,000	1,946,857
Government National Mortgage Association Pool #MA4719 3.500% 9/20/47	544,845	549,059
Pool #MA4838 4.000% 11/20/47	953,420	977,553
Pool #MA3666 5.000% 5/20/46	272,109	284,003
Pool #MA4199 5.000% 1/20/47	292,623	305,413
Pool #MA4722 5.000% 9/20/47	805,263	841,971
Government National Mortgage Association II Pool #MA4126 3.000% 12/20/46	2,399,948	2,366,105
Pool #MA4718 3.000% 9/20/47	275,625	271,652
Pool #MA4836 3.000% 11/20/47	2,188,973	2,156,737
Pool #MA3521 3.500% 3/20/46	963,136	971,789
Pool #MA3597 3.500% 4/20/46	299,344	302,033
Pool #MA3663 3.500% 5/20/46	451,016	455,068
Pool #MA3937 3.500% 9/20/46	362,387	365,530
Pool #MA4127 3.500% 12/20/46	1,223,044	1,233,268
Pool #MA4262 3.500% 2/20/47	1,452,714	1,464,858
Pool #MA4382 3.500% 4/20/47	405,254	408,642
Pool #MA4837 3.500% 11/20/47	524,812	528,871
Pool #MA4454 5.000% 5/20/47	590,356	615,792
Government National Mortgage Association II TBA Pool #232 4.000% 11/01/48 (e)	1,015,000	1,039,344
Pool #872 4.500% 11/01/48 (e)	4,465,000	4,617,787

		114,349,332

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $126,099,036)		$123,998,064

U.S. TREASURY OBLIGATIONS — 17.7%
U.S. Treasury Bonds & Notes — 17.7%
U.S. Treasury Bond 3.000% 8/15/48	$925,000	920,760
3.375% 11/15/48	20,050,000	21,440,447
U.S. Treasury Inflation Index 0.000% 7/15/25	895,348	863,148
0.000% 2/15/48	2,522,258	2,390,201
0.125% 7/15/24	1,017,037	975,264
0.750% 7/15/28	2,951,653	2,889,045
U.S. Treasury Note 2.625% 12/31/23	3,025,000	3,041,070
2.875% 9/30/23	3,375,000	3,429,976
2.875% 10/31/23	21,045,000	21,395,751
3.125% 11/15/28	9,520,000	9,875,265

		67,220,927

TOTAL U.S. TREASURY OBLIGATIONS (Cost $65,604,195)		67,220,927

TOTAL BONDS & NOTES (Cost $389,107,532)		385,427,862

	Number of Shares
MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Prime Portfolio (f)	1,042,865	1,042,865

TOTAL MUTUAL FUNDS (Cost $1,042,865)		1,042,865

TOTAL LONG-TERM INVESTMENTS (Cost $390,150,397)		386,470,727

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Commercial Paper — 0.2%
Ford Motor Credit Co. 3.181% 4/04/19 (a)	815,000	807,886

Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (g)	2,589,412	2,589,412

	Principal Amount	Value
U.S. Treasury Bill — 0.4%
U.S. Treasury Bill 0.000% 3/28/19 (h)	$531,000	$528,027
0.000% 4/18/19	1,040,000	1,032,669

		1,560,696

TOTAL SHORT-TERM INVESTMENTS (Cost $4,958,476)		4,957,994

TOTAL INVESTMENTS — 103.3% (Cost $395,108,873) (i)		391,428,721

Other Assets/(Liabilities) — (3.3)%		(12,324,370)

NET ASSETS — 100.0%		$379,104,351

Abbreviation Legend

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $43,900,880 or 11.58% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2018.

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $1,020,755 or 0.27% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(d)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, these securities amounted to a value of $394,307 or 0.10% of net assets.

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	Represents investment of security lending collateral. (Note 2).
(g)	Maturity value of $2,589,592. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $2,644,149.
(h)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2)
(i)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts at December 31, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 2 Year	3/29/19	130	$27,418,183	$182,442
U.S. Treasury Note 5 Year	3/29/19	457	51,566,970	845,218

				$1,027,660

Short
Euro-BOBL	3/07/19	64	$(9,690,928)	$(26,496)

Swap agreements at December 31, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps

	USD	20,975,000	11/21/21	Quarterly/ Semi-Annually	3-Month USD -LIBOR- BBA	Fixed 3.071%	$222,518	$-	$222,518

	USD	8,620,000	11/21/24	Semi-Annually/ Quarterly	Fixed 3.082%	3-Month USD -LIBOR- BBA	(203,114)	-	(203,114)

							19,404	-	19,404

Collateral for swap agreements held by Citibank N.A. amounted to $72,977 in cash at December 31, 2018.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2018

	MML Blue Chip Growth Fund	MML Equity Income Fund
Assets:
Investments, at value (Note 2) (a)	$352,041,690	$428,247,524
Repurchase agreements, at value (Note 2) (b)	6,952,415	4,970,050
Other short-term investments, at value (Note 2) (c)	1,047	1,047

Total investments (d)	358,995,152	433,218,621

Cash	290,148	107
Foreign currency, at value (e)	-	-
Receivables from:
Investments sold	-	-
Fund shares sold	288,577	2,449,185
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	116,347	1,140,767
Foreign taxes withheld	-	2,990

Total assets	359,690,224	436,811,670

Liabilities:
Payables for:
Investments purchased	5,345,418	2
Fund shares repurchased	364,529	231,564
Securities on loan (Note 2)	-	1,762,621
Trustees’ fees and expenses (Note 3)	62,068	91,028
Affiliates (Note 3):
Investment advisory fees	227,023	285,305
Administration fees	-	-
Service fees	66,177	51,472
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	107,228	108,142

Total liabilities	6,172,443	2,530,134

Net assets	$353,517,781	$434,281,536

Net assets consist of:
Paid-in capital	$184,824,965	$356,071,961
Accumulated Gain (Loss)	168,692,816	78,209,575

Net assets	$353,517,781	$434,281,536

(a) Cost of investments:	$234,949,245	$401,695,502
(b) Cost of repurchase agreements:	$6,952,415	$4,970,050
(c) Cost of other short-term investments:	$1,047	$1,047
(d) Securities on loan with market value of:	$-	$1,717,910
(e) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$628,879,529	$58,204,299	$290,846,695	$97,055,018	$179,900,218
13,640,791	1,658,198	12,665,502	4,245,256	1,847,206
1,084,457	-	-	-	-

643,604,777	59,862,497	303,512,197	101,300,274	181,747,424

3,887	-	-	81,540	11,390
-	-	15	-	11,877

190,222	524,794	-	499,702	-
833,962	98,683	1,075,843	143,445	39,821
120,255	-	-	-	-
729,376	72,328	442,050	27,613	332,118
-	-	500,243	-	57,035

645,482,479	60,558,302	305,530,348	102,052,574	182,199,665

425,107	1,079,276	-	1,205,005	-
28,261	107,645	99,440	148,233	167,919
293,386	-	1,400,448	-	-
119,364	16,460	65,631	23,132	31,600

53,415	35,527	232,188	52,695	96,276
45,063	7,613	-	12,749	24,069
28,171	7,143	6,299	6,673	9,135
-	-	-	-	-
140,782	48,717	365,541	57,505	67,657

1,133,549	1,302,381	2,169,547	1,505,992	396,656

$644,348,930	$59,255,921	$303,360,801	$100,546,582	$181,803,009

$374,166,087	$51,253,106	$306,219,037	$70,031,318	$141,822,954
270,182,843	8,002,815	(2,858,236)	30,515,264	39,980,055

$644,348,930	$59,255,921	$303,360,801	$100,546,582	$181,803,009

$415,013,077	$57,013,440	$303,390,773	$88,281,696	$165,121,706
$13,640,791	$1,658,198	$12,665,502	$4,245,256	$1,847,206
$1,084,432	$-	$-	$-	$-
$286,485	$-	$1,346,978	$-	$-
$-	$-	$15	$-	$11,871

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2018

	MML Blue Chip Growth Fund	MML Equity Income Fund
Initial Class shares:
Net assets	$254,049,966	$358,946,567

Shares outstanding (a)	17,398,511	35,757,230

Net asset value, offering price and redemption price per share	$14.60	$10.04

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$99,467,815	$75,334,969

Shares outstanding (a)	7,089,686	7,594,774

Net asset value, offering price and redemption price per share	$14.03	$9.92

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$-	$-	$294,036,968	$-	$-

-	-	31,773,015	-	-

$-	$-	$9.25	$-	$-

$51,997,760	$-	$-	$-	$-

1,851,262	-	-	-	-

$28.09	$-	$-	$-	$-

$159,637,585	$48,276,158	$-	$90,145,481	$168,519,597

5,681,940	9,054,615	-	9,615,616	13,610,276

$28.10	$5.33	$-	$9.37	$12.38

$391,891,259	$-	$-	$-	$-

13,971,360	-	-	-	-

$28.05	$-	$-	$-	$-

$-	$-	$9,323,833	$-	$-

-	-	1,013,890	-	-

$-	$-	$9.20	$-	$-

$40,822,326	$10,979,763	$-	$10,401,101	$13,283,412

1,498,727	2,132,435	-	1,137,251	1,091,468

$27.24	$5.15	$-	$9.15	$12.17

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2018

	MML Global Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2) (a)	$205,018,134	$125,584,870
Repurchase agreements, at value (Note 2) (b)	4,240,369	1,091,439
Other short-term investments, at value (Note 2) (c)	-	-

Total investments (d)	209,258,503	126,676,309

Cash	1	3
Foreign currency, at value (e)	109	55
Receivables from:
Investments sold	-	-
Open forward contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	294,740	146,114
Interest and dividends	232,237	155,768
Foreign taxes withheld	426,429	-

Total assets	210,212,019	126,978,249

Liabilities:
Payables for:
Investments purchased	-	-
Written options outstanding, at value (Note 2) (f)	-	-
Fund shares repurchased	136,276	34,255
Securities on loan (Note 2)	825,993	58,534
Trustees’ fees and expenses (Note 3)	31,648	30,387
Affiliates (Note 3):
Investment advisory fees	108,164	55,383
Administration fees	27,041	-
Service fees	9,379	22,939
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	161,453	62,789

Total liabilities	1,299,954	264,287

Net assets	$208,912,065	$126,713,962

Net assets consist of:
Paid-in capital	$177,090,171	$80,484,924
Accumulated Gain (Loss)	31,821,894	46,229,038

Net assets	$208,912,065	$126,713,962

(a) Cost of investments:	$188,792,124	$93,741,219
(b) Cost of repurchase agreements:	$4,240,369	$1,091,439
(c) Cost of other short-term investments:	$-	$-
(d) Securities on loan with market value of:	$808,237	$57,227
(e) Cost of foreign currency:	$109	$54
(f) Premiums on written options:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$262,541,285	$154,280,600	$92,045,823	$152,315,817	$400,213,950
3,897,784	6,121,815	3,488,875	6,278,177	16,035,413
-	-	-	-	12,025,868

266,439,069	160,402,415	95,534,698	158,593,994	428,275,231

2	-	6	925	7,494
-	303	-	25,037	2,033

17,084	189,484	-	-	27,716
-	77,015	-	-	-
-	29,223	-	-	-
284,921	43,361	39,939	9,663	378,693
532,105	88,886	64,087	172,312	216,801
-	405,652	24,833	-	-

267,273,181	161,236,339	95,663,563	158,801,931	428,907,968

-	1,453,027	1,563,226	-	2,699,599
-	-	-	3,129,730	-
136,285	71,696	158,535	4,576,728	336,956
1,934,285	-	-	8,989	7,672,886
41,507	17,671	26,528	49,901	72,646

151,486	103,681	52,408	100,657	278,633
-	19,440	-	-	-
16,922	3,145	6,859	19,599	60,711
-	-	-	-	-
96,585	260,960	54,509	318,304	119,270

2,377,070	1,929,620	1,862,065	8,203,908	11,240,701

$264,896,111	$159,306,719	$93,801,498	$150,598,023	$417,667,267

$273,872,239	$177,063,198	$62,291,582	$120,176,960	$280,369,541
(8,976,128)	(17,756,479)	31,509,916	30,421,063	137,297,726

$264,896,111	$159,306,719	$93,801,498	$150,598,023	$417,667,267

$287,041,168	$184,689,951	$73,468,107	$118,534,277	$328,084,626
$3,897,784	$6,121,815	$3,488,875	$6,278,177	$16,035,413
$-	$-	$-	$-	$12,025,868
$1,894,312	$-	$-	$8,761	$7,509,625
$-	$300	$-	$26,049	$1,993
$-	$-	$-	$3,531,650	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2018

	MML Global Fund	MML Growth & Income Fund
Initial Class shares:
Net assets	$-	$92,892,713

Shares outstanding (a)	-	5,682,154

Net asset value, offering price and redemption price per share	$-	$16.35

Class I shares:
Net assets	$179,973,261	$-

Shares outstanding (a)	17,562,352	-

Net asset value, offering price and redemption price per share	$10.25	$-

Class II shares:
Net assets	$14,950,161	$-

Shares outstanding (a)	1,427,009	-

Net asset value, offering price and redemption price per share	$10.48	$-

Service Class shares:
Net assets	$-	$33,821,249

Shares outstanding (a)	-	2,084,662

Net asset value, offering price and redemption price per share	$-	$16.22

Service Class I shares:
Net assets	$13,988,643	$-

Shares outstanding (a)	1,383,341	-

Net asset value, offering price and redemption price per share	$10.11	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$240,456,275	$-	$83,210,508	$121,634,665	$328,715,098

28,319,804	-	8,595,896	10,222,623	23,588,631

$8.49	$-	$9.68	$11.90	$13.94

$-	$-	$-	$-	$-

-	-	-	-	-

$-	$-	$-	$-	$-

$-	$154,539,906	$-	$-	$-

-	17,349,520	-	-	-

$-	$8.91	$-	$-	$-

$24,439,836	$-	$10,590,990	$28,963,358	$88,952,169

2,922,935	-	1,131,161	2,454,662	6,652,000

$8.36	$-	$9.36	$11.80	$13.37

$-	$4,766,813	$-	$-	$-

-	539,271	-	-	-

$-	$8.84	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2018

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$373,163,735	$166,336,922
Repurchase agreements, at value (Note 2) (b)	13,258,394	5,141,313
Other short-term investments, at value (Note 2) (c)	-	-

Total investments (d)	386,422,129	171,478,235

Cash	10,004	3,544
Foreign currency, at value (e)	1	11
Receivables from:
Investments sold	895,625	525,111
Open forward contracts (Note 2)	27,988	-
Investment adviser (Note 3)	-	-
Fund shares sold	3,785,734	5,813,527
Collateral pledged for open swaps agreements (Note 2)	-	-
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	902,763	171,005

Total assets	392,044,244	177,991,433

Liabilities:
Payables for:
Investments purchased	4,434,673	2,589,784
Open forward contracts (Note 2)	208,651	-
Investments purchased on a when-issued basis (Note 2)	-	-
Fund shares repurchased	168,388	53,622
Securities on loan (Note 2)	-	3,923,260
Trustees’ fees and expenses (Note 3)	83,356	49,986
Affiliates (Note 3):
Investment advisory fees	282,856	150,291
Administration fees	-	-
Service fees	29,796	13,216
Due to custodian	-	-
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	129,014	76,682

Total liabilities	5,336,734	6,856,841

Net assets	$386,707,510	$171,134,592

Net assets consist of:
Paid-in capital	$382,342,097	$137,688,791
Accumulated Gain (Loss)	4,365,413	33,445,801

Net assets	$386,707,510	$171,134,592

(a) Cost of investments:	$412,836,759	$165,754,467
(b) Cost of repurchase agreements:	$13,258,394	$5,141,313
(c) Cost of other short-term investments:	$-	$-
(d) Securities on loan with market value of:	$-	$3,820,925
(e) Cost of foreign currency:	$1	$11

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$85,056,439	$177,041,581	$386,470,727
3,299,179	1,149,375	2,589,412
1,037	-	2,368,582

88,356,655	178,190,956	391,428,721

2	-	-
-	-	1

-	323,254	589,308
-	-	-
1	-	-
219,550	4,490,823	106,373
-	-	72,977
-	-	171,968
121,244	382,771	2,258,054

88,697,452	183,387,804	394,627,402

2	303,162	1,268,692
-	-	-
-	-	12,436,726
54,089	50,784	294,271
1,649,486	205	1,042,865
16,347	39,968	55,203

61,444	119,052	131,253
11,521	-	49,220
13,916	13,429	16,046
-	-	38,785
-	-	-
53,338	65,001	189,990

1,860,143	591,601	15,523,051

$86,837,309	$182,796,203	$379,104,351

$65,318,236	$169,162,873	$382,118,969
21,519,073	13,633,330	(3,014,618)

$86,837,309	$182,796,203	$379,104,351

$77,249,573	$187,737,448	$390,150,397
$3,299,179	$1,149,375	$2,589,412
$1,037	$-	$2,369,064
$1,600,822	$197	$1,020,755
$-	$-	$1

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2018

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Initial Class shares:
Net assets	$343,432,297	$151,853,826

Shares outstanding (a)	36,732,659	11,848,024

Net asset value, offering price and redemption price per share	$9.35	$12.82

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$43,275,213	$19,280,766

Shares outstanding (a)	4,711,687	1,592,349

Net asset value, offering price and redemption price per share	$9.18	$12.11

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$-	$163,607,374	$-

-	15,414,208	-

$-	$10.61	$-

$66,976,363	$-	$353,571,290

4,833,724	-	34,810,416

$13.86	$-	$10.16

$-	$19,188,829	$-

-	1,828,080	-

$-	$10.50	$-

$19,860,946	$-	$25,533,061

1,478,422	-	2,538,434

$13.43	$-	$10.06

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2018

	MML Blue Chip Growth Fund	MML Equity Income Fund
Investment income (Note 2):
Dividends (a)	$2,966,531	$14,300,228
Interest	14,200	228,884
Securities lending net income	204	599

Total investment income	2,980,935	14,529,711

Expenses (Note 3):
Investment advisory fees	2,904,482	3,719,558
Custody fees	41,287	57,213
Audit fees	41,230	36,407
Legal fees	3,683	5,179
Proxy fees	1,293	1,293
Shareholder reporting fees	48,695	60,082
Trustees’ fees	22,934	29,620

	3,063,604	3,909,352
Administration fees:
Class I	-	-
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	238,869	209,934
Service Class I	-	-

Total expenses	3,302,473	4,119,286
Expenses waived:
Initial Class advisory fees waived	-	(123,707)
Class II advisory fees waived	-	-
Service Class advisory fees waived	-	(25,196)
Service Class I advisory fees waived	-	-

Net expenses:	3,302,473	3,970,383

Net investment income (loss)	(321,538)	10,559,328

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	52,073,682	41,613,819
Futures contracts	-	-
Foreign currency transactions	213	3,810

Net realized gain (loss)	52,073,895	41,617,629

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(41,246,962)	(95,794,221)
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(3)	(3,178)

Net change in unrealized appreciation (depreciation)	(41,246,965)	(95,797,399)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	10,826,930	(54,179,770)

Net increase (decrease) in net assets resulting from operations	$10,505,392	$(43,620,442)

(a) Net of foreign withholding tax of:	$4,621	$142,234
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$14,359,681	$1,328,059	$9,660,272	$1,514,283	$5,509,185
96,787	8,020	80,562	10,686	28,695
195	-	115,503	-	-

14,456,663	1,336,079	9,856,337	1,524,969	5,537,880

679,076	441,719	3,152,049	709,303	1,308,639
64,143	13,380	211,485	12,024	22,667
37,239	36,068	41,351	36,107	36,187
7,485	524	3,835	1,331	2,232
1,293	1,293	1,293	1,293	1,293
93,810	9,525	49,498	16,768	29,460
42,989	3,230	21,072	6,588	13,155

926,035	505,739	3,480,583	783,414	1,413,633

190,495	-	-	-	-
261,903	78,705	-	158,332	305,733
140,378	15,949	-	13,274	21,427

-	-	26,809	-	-
116,981	26,582	-	22,123	35,712

1,635,792	626,975	3,507,392	977,143	1,776,505

-	-	(31,261)	-	-
-	(44,093)	-	-	(40,761)
-	-	(984)	-	-
-	(8,926)	-	-	(2,860)

1,635,792	573,956	3,475,147	977,143	1,732,884

12,820,871	762,123	6,381,190	547,826	3,804,996

51,813,543	6,192,420	16,155,184	21,377,219	21,506,939
(1,157,059)	-	-	-	-
-	(679)	(378)	(351)	(3,085)

50,656,484	6,191,741	16,154,806	21,376,868	21,503,854

(91,631,047)	(5,823,916)	(78,979,691)*	(18,532,549)	(45,954,923)
(700,199)	-	-	-	-
-	(77)	(3,986)	-	(1,840)

(92,331,246)	(5,823,993)	(78,983,677)	(18,532,549)	(45,956,763)

(41,674,762)	367,748	(62,828,871)	2,844,319	(24,452,909)

$(28,853,891)	$1,129,871	$(56,447,681)	$3,392,145	$(20,647,913)

$-	$7,156	$947,625	$-	$63,377
$-	$-	$52,686	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2018

	MML Global Fund	MML Growth & Income Fund
Investment income (Note 2):
Dividends (a)	$4,616,276	$2,265,141
Interest	13,911	16,264
Securities lending net income	31,675	211
Non cash income	102,015	46,295

Total investment income	4,763,877	2,327,911

Expenses (Note 3):
Investment advisory fees	1,402,275	710,954
Custody fees	90,048	17,659
Audit fees	44,030	36,130
Legal fees	2,390	1,389
Proxy fees	1,293	1,293
Shareholder reporting fees	33,847	24,337
Trustees’ fees	13,886	8,452

	1,587,769	800,214
Administration fees:
Class I	301,339	-
Class II	25,848	-
Service Class I	23,382	-
Service fees:
Service Class	-	85,841
Service Class I	38,970	-

Total expenses	1,977,308	886,055
Expenses waived:
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-

Net expenses:	1,977,308	886,055

Net investment income (loss)	2,786,569	1,441,856

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	13,162,500	12,938,823
Written options	-	-
Foreign currency transactions	(20,444)	994
Forward contracts	-	-

Net realized gain (loss)	13,142,056	12,939,817

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(37,600,860)*	(21,180,132)
Written options	-	-
Translation of assets and liabilities in foreign currencies	(2,888)	1
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	(37,603,748)	(21,180,131)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(24,461,692)	(8,240,314)

Net increase (decrease) in net assets resulting from operations	$(21,675,123)	$(6,798,458)

(a) Net of foreign withholding tax of:	$278,788	$24,383
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$21,205	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$7,551,274	$4,629,591	$1,264,476	$3,369,819	$3,678,003
60,417	40,656	11,901	35,367	385,065
141	95,502	-	3	68,972
-	367,579	82,758	-	-

7,611,832	5,133,328	1,359,135	3,405,189	4,132,040

1,933,114	1,409,628	693,007	1,310,202	3,633,999
33,856	192,952	11,453	285,170	51,892
36,909	66,008	36,102	36,152	37,043
3,023	1,831	1,128	1,823	4,669
1,293	1,293	1,293	1,293	1,293
53,902	25,800	13,178	24,820	57,709
17,572	10,535	6,369	10,410	28,118

2,079,669	1,708,047	762,530	1,669,870	3,814,723

-	-	-	-	-
-	257,035	-	-	-
-	7,270	-	-	-

68,402	-	24,388	80,200	239,409
-	12,116	-	-	-

2,148,071	1,984,468	786,918	1,750,070	4,054,132

-	(204,356)	-	-	-
-	(5,961)	-	-	-

2,148,071	1,774,151	786,918	1,750,070	4,054,132

5,463,761	3,359,177	572,217	1,655,119	77,908

10,299,450	11,484,076	12,394,030	12,333,710	65,559,459
-	-	-	(4,156,580)	-
(423)	(51,873)	-	-	211
-	140,330	-	-	-

10,299,027	11,572,533	12,394,030	8,177,130	65,559,670

(49,997,079)	(59,720,485)*	(13,787,226)	(18,669,824)	(72,246,480)
-	-	-	1,102,504	-
(25)	(9,238)	-	(1,690)	(68)
-	14,443	-	-	-

(49,997,104)	(59,715,280)	(13,787,226)	(17,569,010)	(72,246,548)

(39,698,077)	(48,142,747)	(1,393,196)	(9,391,880)	(6,686,878)

$(34,234,316)	$(44,783,570)	$(820,979)	$(7,736,761)	$(6,608,970)

$33,504	$539,362	$33,437	$-	$18,737
$-	$36,493	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2018

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$9,866,091	$1,736,702
Interest	97,871	23,697
Securities lending net income	2,455	125,941

Total investment income	9,966,417	1,886,340

Expenses (Note 3):
Investment advisory fees	3,838,306	2,172,894
Custody fees	68,913	29,065
Audit fees	37,030	38,803
Legal fees	4,692	2,120
Proxy fees	1,293	1,293
Shareholder reporting fees	54,512	30,200
Trustees’ fees	27,357	12,645

	4,032,103	2,287,020
Administration fees:
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	122,224	48,478
Service Class I	-	-

Total expenses	4,154,327	2,335,498
Expenses waived:
Initial Class advisory fees waived	-	(38,007)
Class II advisory fees waived	-	-
Service Class advisory fees waived	-	(3,884)
Service Class I advisory fees waived	-	-

Net expenses:	4,154,327	2,293,607

Net investment income (loss)	5,812,090	(407,267)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	41,496,060	33,594,694
Futures contracts	-	-
Foreign currency transactions	(1,060)	118
Forward contracts	1,017,006	-

Net realized gain (loss)	42,512,006	33,594,812

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(105,139,209)	(38,364,498)
Futures contracts	-	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	(848)	-
Forward contracts	68,071	-

Net change in unrealized appreciation (depreciation)	(105,071,986)	(38,364,498)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(62,559,980)	(4,769,686)

Net increase (decrease) in net assets resulting from operations	$(56,747,890)	$(5,176,953)

(a) Net of foreign withholding tax of:	$59,614	$7,755

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$1,309,964	$3,105,449	$-
16,354	29,665	12,949,980
23,026	87	652

1,349,344	3,135,201	12,950,632

848,279	1,643,875	1,663,853
14,787	18,197	92,006
36,756	36,191	25,166
1,062	2,224	5,396
1,293	1,293	1,293
17,789	29,704	59,343
6,383	13,213	24,670

926,349	1,744,697	1,871,727

126,284	-	588,442
32,769	-	35,503

-	55,482	-
54,615	-	59,172

1,140,017	1,800,179	2,554,844

-	-	-
(42,087)	-	-
-	-	-
(10,930)	-	-

1,087,000	1,800,179	2,554,844

262,344	1,335,022	10,395,788

13,598,498	23,331,127	(6,147,250)
-	-	(1,097,580)
-	-	45,412
-	-	(215,621)

13,598,498	23,331,127	(7,415,039)

(26,684,365)	(55,718,558)	(5,394,125)
-	-	1,093,556
-	-	19,404
-	-	-
-	-	(83,538)

(26,684,365)	(55,718,558)	(4,364,703)

(13,085,867)	(32,387,431)	(11,779,742)

$(12,823,523)	$(31,052,409)	$(1,383,954)

$2,250	$11,120	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(321,538)	$(139,233)
Net realized gain (loss)	52,073,895	72,878,500
Net change in unrealized appreciation (depreciation)	(41,246,965)	42,058,422

Net increase (decrease) in net assets resulting from operations	10,505,392	114,797,689

Distributions to shareholders (Note 2):
Initial Class	(52,821,553)	(25,612,496)*
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	(19,580,121)	(5,770,103)*
Service Class I	-	-

Total distributions	(72,401,674)	(31,382,599)

Net fund share transactions (Note 5):
Initial Class	(5,467,464)	(102,659,338)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	42,736,063	17,290,881
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	37,268,599	(85,368,457)

Total increase (decrease) in net assets	(24,627,683)	(1,953,367)
Net assets*
Beginning of year	378,145,464	380,098,831

End of year	$353,517,781	$378,145,464

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund			MML Equity Index Fund
Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017

$10,559,328	$9,468,368		$12,820,871	$12,249,288
41,617,629	49,566,468		50,656,484	25,743,864
(95,797,399)	17,116,051		(92,331,246)	96,421,876

(43,620,442)	76,150,887		(28,853,891)	134,415,028

(48,263,863)	(37,160,987	)*	-	-
-	-		(3,197,013)	(2,327,832	)*
-	-		(9,207,167)	(7,414,887	)*
-	-		(23,328,843)	(16,125,159	)*
(9,835,943)	(6,848,988	)*	-	-
-	-		(2,351,504)	(1,642,992	)*

(58,099,806)	(44,009,975)		(38,084,527)	(27,510,870)

2,490,166	304,296		-	-
-	-		(9,079,134)	(10,341,658)
-	-		(10,657,696)	(18,748,239)
-	-		(7,296,991)	100,677,105
6,711,055	3,404,774		-	-
-	-		(3,680,668)	(464,084)

9,201,221	3,709,070		(30,714,489)	71,123,124

(92,519,027)	35,849,982		(97,652,907)	178,027,282

526,800,563	490,950,581		742,001,837	563,974,555

$434,281,536	$526,800,563		$644,348,930	$742,001,837

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Focused Equity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$762,123	$1,683,292
Net realized gain (loss)	6,191,741	35,907,288
Net change in unrealized appreciation (depreciation)	(5,823,993)	(19,195,108)

Net increase (decrease) in net assets resulting from operations	1,129,871	18,395,472

Distributions to shareholders (Note 2):
Initial Class	-	-
Class II	(30,902,335)	(12,328,298)*
Service Class	-	-
Service Class I	(6,784,266)	(1,901,369)*

Total distributions	(37,686,601)	(14,229,667)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	20,746,796	(76,022,756)
Service Class	-	-
Service Class I	7,702,980	3,401,694

Increase (decrease) in net assets from fund share transactions	28,449,776	(72,621,062)

Total increase (decrease) in net assets	(8,106,954)	(68,455,257)
Net assets*
Beginning of year	67,362,875	135,818,132

End of year	$59,255,921	$67,362,875

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund		MML Fundamental Growth Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$6,381,190	$6,873,114	$547,826	$1,243,943
16,154,806	4,425,136	21,376,868	31,281,201
(78,983,677)	63,838,925	(18,532,549)	4,712,494

(56,447,681)	75,137,175	3,392,145	37,237,638

(7,662,312)	(7,849,280)*	-	-
-	-	(29,655,294)	(14,966,176)*
(214,292)	(200,743)*	-	-
-	-	(2,890,500)	(655,646)*

(7,876,604)	(8,050,023)	(32,545,794)	(15,621,822)

(26,429,265)	(31,216,352)	-	-
-	-	(4,513,200)	(65,501,533)
(186,364)	(637,618)	-	-
-	-	6,672,694	1,980,177

(26,615,629)	(31,853,970)	2,159,494	(63,521,356)

(90,939,914)	35,233,182	(26,994,155)	(41,905,540)

394,300,715	359,067,533	127,540,737	169,446,277

$303,360,801	$394,300,715	$100,546,582	$127,540,737

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Fundamental Value Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,804,996	$3,712,430
Net realized gain (loss)	21,503,854	19,464,426
Net change in unrealized appreciation (depreciation)	(45,956,763)	9,100,650

Net increase (decrease) in net assets resulting from operations	(20,647,913)	32,277,506

Distributions to shareholders (Note 2):
Initial Class	-	-
Class I	-	-
Class II	(21,649,257)	(19,195,489)*
Service Class	-	-
Service Class I	(1,585,954)	(1,029,891)*

Total distributions	(23,235,211)	(20,225,380)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	-	-
Class II	(16,638,818)	(9,424,599)
Service Class	-	-
Service Class I	3,230,591	3,346,211

Increase (decrease) in net assets from fund share transactions	(13,408,227)	(6,078,388)

Total increase (decrease) in net assets	(57,291,351)	5,973,738
Net assets*
Beginning of year	239,094,360	233,120,622

End of year	$181,803,009	$239,094,360

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MML Global Fund		MML Growth & Income Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$2,786,569	$2,650,161	$1,441,856	$1,305,226
13,142,056	28,855,545	12,939,817	9,536,242
(37,603,748)	21,870,966	(21,180,131)	17,668,759

(21,675,123)	53,376,672	(6,798,458)	28,510,227

-	-	(922,933)	(991,174)*
(27,480,281)	(18,143,851)*	-	-
(2,282,278)	(1,521,236)*	-	-
-	-	(242,772)	(208,011)*
(2,109,930)	(1,327,217)*	-	-

(31,872,489)	(20,992,304)	(1,165,705)	(1,199,185)

-	-	(13,338,083)	(12,980,668)
19,251,978	(40,436,076)	-	-
745,727	175,037	-	-
-	-	5,575,818	2,055,683
1,595,733	2,159,339	-	-

21,593,438	(38,101,700)	(7,762,265)	(10,924,985)

(31,954,174)	(5,717,332)	(15,726,428)	16,386,057

240,866,239	246,583,571	142,440,390	126,054,333

$208,912,065	$240,866,239	$126,713,962	$142,440,390

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Income & Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,463,761	$5,273,219
Net realized gain (loss)	10,299,027	69,871,476
Net change in unrealized appreciation (depreciation)	(49,997,104)	(27,080,685)

Net increase (decrease) in net assets resulting from operations	(34,234,316)	48,064,010

Distributions to shareholders (Note 2):
Initial Class	(68,070,720)	(23,838,298	)*
Class II	-	-
Service Class	(7,008,633)	(2,016,278	)*
Service Class I	-	-

Total distributions	(75,079,353)	(25,854,576)

Net fund share transactions (Note 5):
Initial Class	50,138,981	11,012,736
Class II	-	-
Service Class	7,077,289	5,271,619
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	57,216,270	16,284,355

Total increase (decrease) in net assets	(52,097,399)	38,493,789
Net assets*
Beginning of year	316,993,510	278,499,721

End of year	$264,896,111	$316,993,510

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund		MML Large Cap Growth Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$3,359,177	$2,864,574	$572,217	$634,474
11,572,533	16,175,645	12,394,030	7,311,742
(59,715,280)	26,887,343	(13,787,226)	24,299,190

(44,783,570)	45,927,562	(820,979)	32,245,406

-	-	(7,127,458)	(26,552,428	)*
(4,053,077)	(2,875,413)*	-	-
-	-	(826,941)	(1,424,445	)*
(116,423)	(37,585)*	-	-

(4,169,500)	(2,912,998)	(7,954,399)	(27,976,873)

-	-	(16,230,772)	(607,361)
14,784,522	(6,097,450)	-	-
-	-	4,308,540	3,918,089
2,262,286	2,479,792	-	-

17,046,808	(3,617,658)	(11,922,232)	3,310,728

(31,906,262)	39,396,906	(20,697,610)	7,579,261

191,212,981	151,816,075	114,499,108	106,919,847

$159,306,719	$191,212,981	$93,801,498	$114,499,108

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Managed Volatility Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,655,119	$2,004,379
Net realized gain (loss)	8,177,130	(9,260,695)
Net change in unrealized appreciation (depreciation)	(17,569,010)	23,195,016

Net increase (decrease) in net assets resulting from operations	(7,736,761)	15,938,700

Distributions to shareholders (Note 2):
Initial Class	(1,709,123)	(1,918,611)*
Service Class	(306,248)	(348,002)*

Total distributions	(2,015,371)	(2,266,613)

Net fund share transactions (Note 5):
Initial Class	(21,156,586)	(12,023,577)
Service Class	(2,928,584)	(1,319,141)

Increase (decrease) in net assets from fund share transactions	(24,085,170)	(13,342,718)

Total increase (decrease) in net assets	(33,837,302)	329,369
Net assets*
Beginning of year	184,435,325	184,105,956

End of year	$150,598,023	$184,435,325

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund		MML Mid Cap Value Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$77,908	$(568,188)	$5,812,090	$7,888,283
65,559,670	60,271,297	42,512,006	46,993,648
(72,246,548)	40,371,696	(105,071,986)	(2,340,294)

(6,608,970)	100,074,805	(56,747,890)	52,541,637

(47,102,641)	(35,796,423)*	(48,304,550)	(32,246,793)*
(12,765,952)	(8,306,713)*	(5,905,971)	(3,535,518)*

(59,868,593)	(44,103,136)	(54,210,521)	(35,782,311)

(2,498,117)	(16,756,988)	3,437,432	(9,668,318)
12,831,279	10,616,432	5,903,652	4,039,848

10,333,162	(6,140,556)	9,341,084	(5,628,470)

(56,144,401)	49,831,113	(101,617,327)	11,130,856

473,811,668	423,980,555	488,324,837	477,193,981

$417,667,267	$473,811,668	$386,707,510	$488,324,837

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Growth Equity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(407,267)	$(467,078)
Net realized gain (loss)	33,594,812	23,785,277
Net change in unrealized appreciation (depreciation)	(38,364,498)	19,597,542

Net increase (decrease) in net assets resulting from operations	(5,176,953)	42,915,741

Distributions to shareholders (Note 2):
Initial Class	(20,293,872)	(7,444,016)*
Class II	-	-
Service Class	(2,377,009)	(591,748)*
Service Class I	-	-

Total distributions	(22,670,881)	(8,035,764)

Net fund share transactions (Note 5):
Initial Class	(22,524,973)	(25,383,985)
Class II	-	-
Service Class	6,979,396	818,278
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(15,545,577)	(24,565,707)

Total increase (decrease) in net assets	(43,393,411)	10,314,270
Net assets*
Beginning of year	214,528,003	204,213,733

End of year	$171,134,592	$214,528,003

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund			MML Small/Mid Cap Value Fund
Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017

$262,344	$271,244		$1,335,022	$1,004,789
13,598,498	6,262,328		23,331,127	23,444,864
(26,684,365)	5,180,820		(55,718,558)	3,802,915

(12,823,523)	11,714,392		(31,052,409)	28,252,568

-	-		(21,802,071)	(13,127,909)*
(5,157,012)	(10,256,867	)*	-	-
-	-		(2,507,665)	(1,293,719)*
(1,405,903)	(2,139,278	)*	-	-

(6,562,915)	(12,396,145)		(24,309,736)	(14,421,628)

-	-		3,073,451	(14,368,459)
(7,330,491)	1,080,128		-	-
-	-		2,668,133	1,541,770
3,627,613	5,333,990		-	-

(3,702,878)	6,414,118		5,741,584	(12,826,689)

(23,089,316)	5,732,365		(49,620,561)	1,004,251

109,926,625	104,194,260		232,416,764	231,412,513

$86,837,309	$109,926,625		$182,796,203	$232,416,764

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Total Return Bond Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,395,788	$7,785,921
Net realized gain (loss)	(7,415,039)	(524,588)
Net change in unrealized appreciation (depreciation)	(4,364,703)	5,278,805

Net increase (decrease) in net assets resulting from operations	(1,383,954)	12,540,138

Distributions to shareholders (Note 2):
Class II	(7,259,284)	(8,304,200	)*
Service Class I	(416,963)	(372,986	)*

Total distributions	(7,676,247)	(8,677,186)

Net fund share transactions (Note 5):
Class II	(46,010,891)	11,225,248
Service Class I	4,117,875	2,614,895

Increase (decrease) in net assets from fund share transactions	(41,893,016)	13,840,143

Total increase (decrease) in net assets	(50,953,217)	17,703,095
Net assets*
Beginning of year	430,057,568	412,354,473

End of year	$379,104,351	$430,057,568

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$17.41	$(0.00)[d]	$0.86	$0.86	$-	$(3.67)	$(3.67)	$14.60	1.88%	$254,050	0.79%	(0.02%	)
12/31/17	13.98	0.00 [d]	4.93	4.93	(0.00)[d]	(1.50)	(1.50)	17.41	36.22%	301,054	0.80%	0.00%	[e]
12/31/16	15.79	0.00 [d]	0.13	0.13	-	(1.94)	(1.94)	13.98	0.91%	332,688	0.79%	0.03%
12/31/15	17.09	(0.01)	1.70	1.69	-	(2.99)	(2.99)	15.79	11.10%	388,654	0.79%	(0.06%	)
12/31/14	17.35	(0.01)	1.55	1.54	-	(1.80)	(1.80)	17.09	9.13%	390,322	0.79%	(0.09%	)
Service Class
12/31/18	$16.88	$(0.05)	$0.87	$0.82	$-	$(3.67)	$(3.67)	$14.03	1.68%	$99,468	1.04%	(0.26%	)
12/31/17	13.62	(0.04)	4.80	4.76	-	(1.50)	(1.50)	16.88	35.89%	77,091	1.05%	(0.25%	)
12/31/16	15.47	(0.03)	0.12	0.09	-	(1.94)	(1.94)	13.62	0.65%	47,411	1.04%	(0.22%	)
12/31/15	16.85	(0.05)	1.66	1.61	-	(2.99)	(2.99)	15.47	10.76%	42,486	1.04%	(0.31%	)
12/31/14	17.17	(0.06)	1.54	1.48	-	(1.80)	(1.80)	16.85	8.87%	31,721	1.04%	(0.34%	)

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	28%	25%	29%	31%	30%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$12.50	$0.26	$(1.23)	$(0.97)	$(0.24)	$(1.25)	$(1.49)	$10.04	(9.36%	)	$358,947	0.79%	0.76%	2.17%
12/31/17	11.78	0.23	1.58	1.81	(0.27)	(0.82)	(1.09)	12.50	16.33%		440,607	0.79%	0.76%	1.93%
12/31/16	11.29	0.27	1.73	2.00	(0.25)	(1.26)	(1.51)	11.78	18.68%		413,304	0.79%	0.77%	2.33%
12/31/15	13.93	0.25	(1.28)	(1.03)	(0.26)	(1.35)	(1.61)	11.29	(6.88%	)	409,298	0.78%	N/A	1.96%
12/31/14	13.47	0.25	0.76	1.01	(0.24)	(0.31)	(0.55)	13.93	7.54%		472,989	0.78%	N/A	1.84%
Service Class
12/31/18	$12.37	$0.23	$(1.22)	$(0.99)	$(0.21)	$(1.25)	$(1.46)	$9.92	(9.60%	)	$75,335	1.04%	1.01%	1.92%
12/31/17	11.68	0.20	1.56	1.76	(0.25)	(0.82)	(1.07)	12.37	15.97%		86,193	1.04%	1.01%	1.68%
12/31/16	11.20	0.24	1.72	1.96	(0.22)	(1.26)	(1.48)	11.68	18.46%		77,647	1.04%	1.02%	2.10%
12/31/15	13.83	0.22	(1.27)	(1.05)	(0.23)	(1.35)	(1.58)	11.20	(7.10%	)	63,263	1.03%	N/A	1.72%
12/31/14	13.39	0.22	0.74	0.96	(0.21)	(0.31)	(0.52)	13.83	7.23%		63,751	1.03%	N/A	1.58%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	19%	25%	22%	39%	9%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/18	$31.01	$0.49	$(1.76)	$(1.27)	$(0.50)	$(1.15)	$(1.65)	$28.09	(4.80%	)	$51,998	0.43%	N/A	1.57%
12/31/17	26.53	0.45	5.11	5.56	(0.29)	(0.79)	(1.08)	31.01	21.34%		66,374	0.43%	N/A	1.57%
12/31/16	24.76	0.44	2.37	2.81	(0.43)	(0.61)	(1.04)	26.53	11.48%		66,343	0.43%	N/A	1.76%
12/31/15	25.52	0.42	(0.23)	0.19	(0.38)	(0.57)	(0.95)	24.76	0.95%		74,631	0.43%	N/A	1.67%
12/31/14	23.14	0.38	2.65	3.03	(0.33)	(0.32)	(0.65)	25.52	13.17%		84,445	0.44%	N/A	1.58%
Class II
12/31/18	$31.01	$0.54	$(1.75)	$(1.21)	$(0.55)	$(1.15)	$(1.70)	$28.10	(4.63%	)	$159,638	0.28%	N/A	1.72%
12/31/17	26.55	0.50	5.10	5.60	(0.35)	(0.79)	(1.14)	31.01	21.50%		186,674	0.28%	N/A	1.72%
12/31/16	24.80	0.48	2.36	2.84	(0.48)	(0.61)	(1.09)	26.55	11.62%		175,525	0.28%	N/A	1.91%
12/31/15	25.56	0.47	(0.23)	0.24	(0.43)	(0.57)	(1.00)	24.80	1.17%		164,515	0.30%	0.28%	1.83%
12/31/14	23.19	0.42	2.65	3.07	(0.38)	(0.32)	(0.70)	25.56	13.35%		154,210	0.33%	0.28%	1.74%
Class III
12/31/18	$30.97	$0.59	$(1.75)	$(1.16)	$(0.60)	$(1.16)	$(1.76)	$28.05	(4.52%	)	$391,891	0.13%	N/A	1.87%
12/31/17	26.51	0.54	5.10	5.64	(0.39)	(0.79)	(1.18)	30.97	21.69%		440,242	0.13%	N/A	1.87%
12/31/16	24.78	0.52	2.34	2.86	(0.52)	(0.61)	(1.13)	26.51	11.69%		279,941	0.13%	N/A	2.05%
12/31/15	25.54	0.50	(0.22)	0.28	(0.47)	(0.57)	(1.04)	24.78	1.32%		172,992	0.15%	0.13%	1.97%
12/31/14	23.16	0.46	2.65	3.11	(0.41)	(0.32)	(0.73)	25.54	13.54%		173,459	0.19%	0.14%	1.88%
Service Class I
12/31/18	$30.13	$0.40	$(1.70)	$(1.30)	$(0.43)	$(1.16)	$(1.59)	$27.24	(5.04%	)	$40,822	0.68%	N/A	1.32%
12/31/17	25.84	0.37	4.96	5.33	(0.25)	(0.79)	(1.04)	30.13	21.01%		48,712	0.68%	N/A	1.32%
12/31/16	24.16	0.37	2.31	2.68	(0.39)	(0.61)	(1.00)	25.84	11.24%		42,165	0.68%	N/A	1.51%
12/31/15	24.98	0.35	(0.23)	0.12	(0.37)	(0.57)	(0.94)	24.16	0.70%		38,691	0.68%	N/A	1.43%
12/31/14	22.72	0.32	2.59	2.91	(0.33)	(0.32)	(0.65)	24.98	12.92%		32,075	0.69%	N/A	1.34%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	3%	7%	8%	4%	3%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/18	$12.69	$0.11	$0.66	$0.77	$(0.37)	$(7.76)	$(8.13)	$5.33	1.18%		$48,276	0.95%	0.87%	1.25%
12/31/17	13.20	0.27	2.35	2.62	(0.36)	(2.77)	(3.13)	12.69	21.99%		57,382	0.94%	N/A	2.00%
12/31/16	12.15	0.13	1.96	2.09	(0.20)	(0.84)	(1.04)	13.20	17.96%		128,990	0.90%	N/A	1.11%
12/31/15	15.97	0.21	(1.71)	(1.50)	(0.28)	(2.04)	(2.32)	12.15	(8.93%	)	147,436	0.90%	N/A	1.43%
12/31/14	15.64	0.29	1.59	1.88	(0.06)	(1.49)	(1.55)	15.97	12.24%		160,206	0.90%	N/A	1.86%
Service Class I
12/31/18	$12.52	$0.09	$0.66	$0.75	$(0.36)	$(7.76)	$(8.12)	$5.15	0.99%		$10,980	1.20%	1.12%	1.01%
12/31/17	13.11	0.18	2.37	2.55	(0.37)	(2.77)	(3.14)	12.52	21.61%		9,981	1.19%	N/A	1.39%
12/31/16	12.06	0.10	1.95	2.05	(0.16)	(0.84)	(1.00)	13.11	17.74%		6,829	1.15%	N/A	0.87%
12/31/15	15.87	0.17	(1.69)	(1.52)	(0.25)	(2.04)	(2.29)	12.06	(9.16%	)	7,023	1.15%	N/A	1.20%
12/31/14	15.58	0.22	1.61	1.83	(0.05)	(1.49)	(1.54)	15.87	11.97%		7,289	1.15%	N/A	1.39%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	64%	108%	37%	52%	35%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$11.25	$0.20	$(1.95)	$(1.75)	$(0.25)	$(0.25)	$9.25	(15.90%	)	$294,037	0.98%	0.97%	1.81%
12/31/17	9.44	0.19	1.85	2.04	(0.23)	(0.23)	11.25	21.73%		382,813	0.97%	N/A	1.79%
12/31/16	9.49	0.20	(0.07)	0.13	(0.18)	(0.18)	9.44	1.44%		348,836	0.97%	N/A	2.22%
12/31/15	10.22	0.20	(0.63)	(0.43)	(0.30)	(0.30)	9.49	(4.26%	)	347,072	0.97%	N/A	1.89%
12/31/14	11.22	0.34	(1.09)	(0.75)	(0.25)	(0.25)	10.22	(6.97%	)	328,045	0.97%	N/A	3.09%
Service Class
12/31/18	$11.18	$0.17	$(1.93)	$(1.76)	$(0.22)	$(0.22)	$9.20	(16.03%	)	$9,324	1.23%	1.22%	1.57%
12/31/17	9.38	0.16	1.84	2.00	(0.20)	(0.20)	11.18	21.45%		11,488	1.22%	N/A	1.53%
12/31/16	9.43	0.18	(0.07)	0.11	(0.16)	(0.16)	9.38	1.18%		10,231	1.22%	N/A	2.02%
12/31/15	10.16	0.17	(0.62)	(0.45)	(0.28)	(0.28)	9.43	(4.51%	)	11,396	1.22%	N/A	1.59%
12/31/14	11.16	0.30	(1.07)	(0.77)	(0.23)	(0.23)	10.16	(7.07%	)	11,089	1.22%	N/A	2.72%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	18%	15%	19%	12%	13%[t]

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

t	The portfolio turnover rate was not impacted as a result of the cash merger.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/18	$12.94	$0.06	$0.66	$0.72	$(0.15)	$(4.14)	$(4.29)	$9.37	0.80%	$90,145	0.83%	0.83%[1]		0.50%
12/31/17	11.42	0.11	2.92	3.03	(0.13)	(1.38)	(1.51)	12.94	27.67%	120,666	0.84%	0.84%	[l]	0.84%
12/31/16	12.53	0.09	0.36	0.45	(0.08)	(1.48)	(1.56)	11.42	3.73%	165,183	0.83%	0.83%	[l]	0.79%
12/31/15	14.89	0.09	0.64	0.73	(0.13)	(2.96)	(3.09)	12.53	6.22%	183,094	0.84%	0.84%	[l]	0.63%
12/31/14	14.46	0.12	1.44	1.56	(0.11)	(1.02)	(1.13)	14.89	11.06%	207,086	0.86%	0.85%		0.81%
Service Class I
12/31/18	$12.74	$0.03	$0.67	$0.70	$(0.15)	$(4.14)	$(4.29)	$9.15	0.66%	$10,401	1.08%	1.08%[1]		0.27%
12/31/17	11.29	0.07	2.89	2.96	(0.13)	(1.38)	(1.51)	12.74	27.32%	6,875	1.09%	1.09%	[l]	0.57%
12/31/16	12.41	0.06	0.37	0.43	(0.07)	(1.48)	(1.55)	11.29	3.54%	4,263	1.08%	1.08%	[l]	0.54%
12/31/15	14.80	0.05	0.63	0.68	(0.11)	(2.96)	(3.07)	12.41	5.91%	2,955	1.09%	1.09%	[l]	0.36%
12/31/14	14.40	0.09	1.43	1.52	(0.10)	(1.02)	(1.12)	14.80	10.81%	2,214	1.11%	1.10%		0.59%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	61%	40%	49%	44%	51%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/18	$15.42	$0.26	$(1.63)	$(1.37)	$(0.25)	$(1.42)	$(1.67)	$12.38	(10.34%	)	$168,520	0.80%	0.78%	1.76%
12/31/17	14.74	0.25	1.83	2.08	(0.29)	(1.11)	(1.40)	15.42	15.10%		225,883	0.80%	0.79%	1.65%
12/31/16	14.20	0.26	1.56	1.82	(0.21)	(1.07)	(1.28)	14.74	13.25%		223,801	0.79%	N/A	1.81%
12/31/15	16.20	0.23	(0.76)	(0.53)	(0.22)	(1.25)	(1.47)	14.20	(2.88%	)	217,109	0.79%	N/A	1.51%
12/31/14	15.46	0.23	1.47	1.70	(0.25)	(0.71)	(0.96)	16.20	11.19%		219,679	0.79%	N/A	1.47%
Service Class I
12/31/18	$15.20	$0.22	$(1.60)	$(1.38)	$(0.23)	$(1.42)	$(1.65)	$12.17	(10.56%	)	$13,283	1.05%	1.03%	1.53%
12/31/17	14.57	0.21	1.80	2.01	(0.27)	(1.11)	(1.38)	15.20	14.78%		13,212	1.05%	1.04%	1.39%
12/31/16	14.05	0.22	1.55	1.77	(0.18)	(1.07)	(1.25)	14.57	13.05%		9,319	1.04%	N/A	1.55%
12/31/15	16.07	0.19	(0.76)	(0.57)	(0.20)	(1.25)	(1.45)	14.05	(3.18%	)	7,757	1.04%	N/A	1.26%
12/31/14	15.37	0.19	1.47	1.66	(0.25)	(0.71)	(0.96)	16.07	10.98%		5,611	1.04%	N/A	1.21%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	28%	18%	20%	19%	14%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/18	$13.04	$0.15	$(1.16)	$(1.01)	$(0.15)	$(1.63)	$(1.78)	$10.25	(9.53%	)	$179,973	0.83%	N/A	1.21%
12/31/17	11.54	0.14	2.56	2.70	(0.16)	(1.04)	(1.20)	13.04	24.16%		206,795	0.83%	N/A	1.10%
12/31/16	11.74	0.14	0.76	0.90	(0.14)	(0.96)	(1.10)	11.54	7.55%		218,698	0.82%	N/A	1.18%
12/31/15	12.61	0.14	(0.33)	(0.19)	(0.14)	(0.54)	(0.68)	11.74	(1.36%	)	224,808	0.86%	0.85%	1.13%
12/31/14	12.44	0.16	0.33	0.49	(0.11)	(0.21)	(0.32)	12.61	3.95%		210,395	0.95%	0.90%	1.29%
Class II
12/31/18	$13.30	$0.15	$(1.19)	$(1.04)	$(0.15)	$(1.63)	$(1.78)	$10.48	(9.57%	)	$14,950	0.83%	N/A	1.21%
12/31/17	11.74	0.14	2.62	2.76	(0.16)	(1.04)	(1.20)	13.30	24.30%		18,082	0.83%	N/A	1.09%
12/31/16	11.93	0.14	0.77	0.91	(0.14)	(0.96)	(1.10)	11.74	7.54%		15,757	0.82%	N/A	1.17%
12/31/15	12.81	0.15	(0.34)	(0.19)	(0.15)	(0.54)	(0.69)	11.93	(1.35%	)	15,876	0.83%	0.81%	1.13%
12/31/14	12.63	0.17	0.33	0.50	(0.11)	(0.21)	(0.32)	12.81	4.00%		17,481	0.85%	0.80%	1.35%
Service Class I
12/31/18	$12.90	$0.12	$(1.16)	$(1.04)	$(0.12)	$(1.63)	$(1.75)	$10.11	(9.84%	)	$13,989	1.08%	N/A	0.97%
12/31/17	11.43	0.11	2.54	2.65	(0.14)	(1.04)	(1.18)	12.90	23.95%		15,989	1.08%	N/A	0.84%
12/31/16	11.65	0.10	0.76	0.86	(0.12)	(0.96)	(1.08)	11.43	7.25%		12,129	1.07%	N/A	0.89%
12/31/15	12.52	0.10	(0.31)	(0.21)	(0.12)	(0.54)	(0.66)	11.65	(1.55%	)	10,646	1.11%	1.10%	0.84%
12/31/14	12.38	0.12	0.32	0.44	(0.09)	(0.21)	(0.30)	12.52	3.57%		9,220	1.20%	1.15%	1.00%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	15%	10%	15%	17%	12%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$17.39	$0.19	$(1.07)	$(0.88)	$(0.16)	$(0.16)	$16.35	(5.20%	)	$92,893	0.56%	1.07%
12/31/17	14.19	0.16	3.19	3.35	(0.15)	(0.15)	17.39	23.70%		111,830	0.56%	1.02%
12/31/16	13.18	0.15	1.00	1.15	(0.14)	(0.14)	14.19	8.77%		102,858	0.56%	1.10%
12/31/15	13.28	0.14	(0.08)	0.06	(0.16)	(0.16)	13.18	0.49%		106,578	0.56%	1.01%
12/31/14	12.08	0.14	1.20	1.34	(0.14)	(0.14)	13.28	11.19%		121,667	0.56%	1.16%
Service Class
12/31/18	$17.27	$0.15	$(1.08)	$(0.93)	$(0.12)	$(0.12)	$16.22	(5.46%	)	$33,821	0.81%	0.83%
12/31/17	14.10	0.12	3.17	3.29	(0.12)	(0.12)	17.27	23.41%		30,610	0.81%	0.77%
12/31/16	13.10	0.11	1.00	1.11	(0.11)	(0.11)	14.10	8.50%		23,197	0.81%	0.85%
12/31/15	13.21	0.10	(0.08)	0.02	(0.13)	(0.13)	13.10	0.18%		18,797	0.81%	0.76%
12/31/14	12.02	0.11	1.20	1.31	(0.12)	(0.12)	13.21	10.94%		18,929	0.81%	0.91%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	15%	12%	17%	17%	20%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$12.72	$0.21	$(1.25)	$(1.04)	$(0.22)	$(2.97)	$(3.19)	$8.49	(11.68%	)	$240,456	0.70%	1.86%
12/31/17	11.86	0.22	1.74	1.96	(0.21)	(0.89)	(1.10)	12.72	17.43%		289,310	0.70%	1.80%
12/31/16	11.35	0.22	1.55	1.77	(0.21)	(1.05)	(1.26)	11.86	16.40%		257,874	0.69%	1.97%
12/31/15	12.44	0.23	(0.31)	(0.08)	(0.24)	(0.77)	(1.01)	11.35	(0.09%	)	221,763	0.69%	1.90%
12/31/14	11.60	0.23	0.83	1.06	(0.22)	-	(0.22)	12.44	9.22%		232,187	0.70%	1.91%
Service Class
12/31/18	$12.58	$0.18	$(1.23)	$(1.05)	$(0.20)	$(2.97)	$(3.17)	$8.36	(11.94%	)	$24,440	0.95%	1.62%
12/31/17	11.74	0.19	1.73	1.92	(0.19)	(0.89)	(1.08)	12.58	17.21%		27,683	0.95%	1.55%
12/31/16	11.25	0.19	1.54	1.73	(0.19)	(1.05)	(1.24)	11.74	16.10%		20,626	0.94%	1.71%
12/31/15	12.34	0.20	(0.31)	(0.11)	(0.21)	(0.77)	(0.98)	11.25	(0.35%	)	16,906	0.94%	1.65%
12/31/14	11.51	0.20	0.83	1.03	(0.20)	-	(0.20)	12.34	8.96%		16,131	0.95%	1.66%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	30%	110%	30%	27%	19%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/18	$11.97	$0.21	$(3.02)	$(2.81)	$(0.17)	$(0.08)	$(0.25)	$8.91	(23.79%	)	$154,540	1.12%		1.00%		1.91%
12/31/17	9.33	0.18	2.64	2.82	(0.18)	-	(0.18)	11.97	30.35%		187,213	1.09%		1.00%		1.62%
12/31/16	8.81	0.15	0.56	0.71	(0.17)	(0.02)	(0.19)	9.33	8.27%		150,753	1.07%		1.00%		1.70%
12/31/15	9.27	0.15	(0.59)	(0.44)	(0.02)	-	(0.02)	8.81	(4.77%	)	164,083	1.09%		1.00%		1.59%
12/31/14[g]	10.00	0.18	(0.65)	(0.47)	(0.20)	(0.06)	(0.26)	9.27	(4.67%	)[b]	123,915	1.15%	[a]	1.00%	[a]	1.79%	[a]
Service Class I
12/31/18	$11.90	$0.18	$(2.99)	$(2.81)	$(0.17)	$(0.08)	$(0.25)	$8.84	(23.98%	)	$4,767	1.37%		1.25%		1.64%
12/31/17	9.29	0.11	2.67	2.78	(0.17)	-	(0.17)	11.90	30.05%		4,000	1.34%		1.25%		0.95%
12/31/16	8.78	0.13	0.56	0.69	(0.16)	(0.02)	(0.18)	9.29	7.97%		1,063	1.32%		1.25%		1.50%
12/31/15	9.27	0.10	(0.57)	(0.47)	(0.02)	-	(0.02)	8.78	(5.10%	)	1,513	1.35%		1.25%		1.11%
12/31/14[h]	10.29	0.07	(0.83)	(0.76)	(0.20)	(0.06)	(0.26)	9.27	(7.44%	)[b]	298	1.36%	[a]	1.25%	[a]	1.08%	[a]

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	43%	45%	50%	46%	39%[b,g]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period January 7, 2014 (commencement of operations) through December 31, 2014.
h	For the period May 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$10.69	$0.06	$(0.19)	$(0.13)	$(0.07)	$(0.81)	$(0.88)	$9.68	(2.26%	)	$83,211	0.72%	0.56%
12/31/17	10.63	0.07	3.23	3.30	(0.05)	(3.19)	(3.24)	10.69	33.51%		106,989	0.73%	0.58%
12/31/16	11.70	0.03	(0.06)	(0.03)	(0.01)	(1.03)	(1.04)	10.63	(0.38%	)	103,315	0.70%	0.24%
12/31/15	14.06	0.01	0.58	0.59	-	(2.95)	(2.95)	11.70	5.12%		214,299	0.69%	0.10%
12/31/14	14.63	(0.01)	1.36	1.35	-	(1.92)	(1.92)	14.06	9.51%		242,229	0.69%	(0.07%	)
Service Class
12/31/18	$10.37	$0.03	$(0.17)	$(0.14)	$(0.06)	$(0.81)	$(0.87)	$9.36	(2.46%	)	$10,591	0.97%	0.30%
12/31/17	10.41	0.03	3.15	3.18	(0.03)	(3.19)	(3.22)	10.37	33.00%		7,510	0.98%	0.29%
12/31/16	11.48	(0.00)[d]	(0.04)	(0.04)	-	(1.03)	(1.03)	10.41	(0.52%	)	3,604	0.95%	(0.02%	)
12/31/15	13.89	(0.02)	0.56	0.54	-	(2.95)	(2.95)	11.48	4.80%		3,501	0.94%	(0.15%	)
12/31/14	14.51	(0.04)	1.34	1.30	-	(1.92)	(1.92)	13.89	9.23%		2,726	0.94%	(0.29%	)

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	16%	3%	134%	73%	77%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$12.63	$0.12	$(0.69)	$(0.57)	$(0.16)	$-	$(0.16)	$11.90	(4.69%	)	$121,635	0.96%	0.99%
12/31/17	11.74	0.14	0.91	1.05	(0.16)	-	(0.16)	12.63	9.03%		150,737	0.90%	1.13%
12/31/16	14.27	0.17	0.31	0.48	(0.26)	(2.75)	(3.01)	11.74	3.69%		151,537	0.91%	1.29%
12/31/15	14.11	0.17	0.25	0.42	(0.26)	-	(0.26)	14.27	3.01%		162,332	0.89%	1.18%
12/31/14	14.33	0.16	0.46	0.62	(0.10)	(0.74)	(0.84)	14.11	4.41%		336,931	0.90%	1.14%
Service Class
12/31/18	$12.53	$0.09	$(0.70)	$(0.61)	$(0.12)	$-	$(0.12)	$11.80	(4.93%	)	$28,963	1.21%	0.74%
12/31/17	11.64	0.11	0.91	1.02	(0.13)	-	(0.13)	12.53	8.76%		33,698	1.15%	0.88%
12/31/16	14.18	0.14	0.29	0.43	(0.22)	(2.75)	(2.97)	11.64	3.42%		32,569	1.16%	1.04%
12/31/15	14.02	0.14	0.24	0.38	(0.22)	-	(0.22)	14.18	2.79%		33,180	1.14%	0.95%
12/31/14	14.25	0.13	0.45	0.58	(0.07)	(0.74)	(0.81)	14.02	4.14%		31,812	1.15%	0.88%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	5%	2%	4%	3%	14%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$16.19	$0.01	$(0.07)	$(0.06)	$-	$(2.19)	$(2.19)	$13.94	(2.17%	)	$328,715	0.81%	0.07%
12/31/17	14.35	(0.01)	3.45	3.44	(0.01)	(1.59)	(1.60)	16.19	24.81%		382,666	0.81%	(0.08%	)
12/31/16	15.50	(0.00)[d]	0.97	0.97	-	(2.12)	(2.12)	14.35	6.29%		352,754	0.81%	(0.02%	)
12/31/15	16.41	(0.01)	1.05	1.04	-	(1.95)	(1.95)	15.50	6.78%		375,328	0.81%	(0.07%	)
12/31/14	16.59	(0.03)	2.11	2.08	-	(2.26)	(2.26)	16.41	13.27%		377,028	0.81%	(0.17%	)
Service Class
12/31/18	$15.65	$(0.03)	$(0.06)	$(0.09)	$-	$(2.19)	$(2.19)	$13.37	(2.45%	)	$88,952	1.06%	(0.18%	)
12/31/17	13.95	(0.05)	3.34	3.29	-	(1.59)	(1.59)	15.65	24.47%		91,145	1.06%	(0.33%	)
12/31/16	15.16	(0.04)	0.95	0.91	-	(2.12)	(2.12)	13.95	6.02%		71,227	1.06%	(0.27%	)
12/31/15	16.12	(0.05)	1.04	0.99	-	(1.95)	(1.95)	15.16	6.59%		66,936	1.06%	(0.31%	)
12/31/14	16.38	(0.07)	2.07	2.00	-	(2.26)	(2.26)	16.12	12.93%		56,457	1.06%	(0.42%	)

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	26%	28%	29%	35%	25%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$12.14	$0.15	$(1.48)	$(1.33)	$(0.19)	$(1.27)	$(1.46)	$9.35	(12.99%	)	$343,432	0.88%	1.30%
12/31/17	11.79	0.20	1.09	1.29	(0.19)	(0.75)	(0.94)	12.14	11.70%		438,601	0.88%	1.69%
12/31/16	10.74	0.17	2.22	2.39	(0.19)	(1.15)	(1.34)	11.79	23.23%		433,046	0.88%	1.55%
12/31/15	13.12	0.16	(0.43)	(0.27)	(0.25)	(1.86)	(2.11)	10.74	(1.45%	)	427,920	0.88%	1.26%
12/31/14	13.65	0.19	1.97	2.16	(0.24)	(2.45)	(2.69)	13.12	16.66%		465,533	0.88%	1.39%
Service Class
12/31/18	$11.96	$0.12	$(1.47)	$(1.35)	$(0.16)	$(1.27)	$(1.43)	$9.18	(13.31%	)	$43,275	1.13%	1.06%
12/31/17	11.63	0.17	1.08	1.25	(0.17)	(0.75)	(0.92)	11.96	11.46%		49,723	1.13%	1.46%
12/31/16	10.62	0.15	2.18	2.33	(0.17)	(1.15)	(1.32)	11.63	22.86%		44,148	1.13%	1.35%
12/31/15	12.99	0.12	(0.41)	(0.29)	(0.22)	(1.86)	(2.08)	10.62	(1.60%	)	32,950	1.13%	1.03%
12/31/14	13.55	0.16	1.94	2.10	(0.21)	(2.45)	(2.66)	12.99	16.33%		30,017	1.13%	1.16%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	59%	42%	52%	68%	66%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$14.98	$(0.03)	$(0.32)	$(0.35)	$(1.81)	$(1.81)	$12.82	(4.87%)	$151,854	1.09%	1.07%	(0.17%)
12/31/17	12.69	(0.03)	2.87	2.84	(0.55)	(0.55)	14.98	22.81%	198,404	1.09%	1.09%[k]	(0.21%)
12/31/16	13.51	0.00 [d]	1.59	1.59	(2.41)	(2.41)	12.69	12.74%	191,245	1.10%	N/A	0.01%
12/31/15	17.85	(0.04)	(0.74)	(0.78)	(3.56)	(3.56)	13.51	(5.11%)	194,889	1.09%	N/A	(0.22%)
12/31/14	22.81	(0.09)	1.21	1.12	(6.08)	(6.08)	17.85	5.92%	253,096	1.08%	N/A	(0.43%)
Service Class
12/31/18	$14.27	$(0.06)	$(0.29)	$(0.35)	$(1.81)	$(1.81)	$12.11	(5.11%)	$19,281	1.34%	1.32%	(0.39%)
12/31/17	12.14	(0.06)	2.74	2.68	(0.55)	(0.55)	14.27	22.51%	16,124	1.35%	1.34%	(0.45%)
12/31/16	13.05	(0.03)	1.53	1.50	(2.41)	(2.41)	12.14	12.46%	12,969	1.35%	N/A	(0.23%)
12/31/15	17.40	(0.07)	(0.72)	(0.79)	(3.56)	(3.56)	13.05	(5.33%)	11,375	1.34%	N/A	(0.46%)
12/31/14	22.44	(0.13)	1.17	1.04	(6.08)	(6.08)	17.40	5.62%	9,977	1.33%	N/A	(0.67%)

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	76%	74%	105%	78%	78%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/18	$16.90	$0.05		$(2.01)	$(1.96)	$(0.06)	$(1.02)	$(1.08)	$13.86	(12.94%	)	$66,976	1.02%	0.97%	0.30%
12/31/17	17.23	0.05		1.73	1.78	(0.10)	(2.01)	(2.11)	16.90	11.69%		89,256	1.02%	0.97%	0.30%
12/31/16	14.88	0.10		4.44	4.54	(0.10)	(2.09)	(2.19)	17.23	32.46%		88,729	1.02%	0.97%	0.66%
12/31/15	17.59	0.10		(1.06)	(0.96)	(0.06)	(1.69)	(1.75)	14.88	(5.36%	)	88,068	1.09%	1.05%	0.62%
12/31/14	23.88	0.05		(0.01)	0.04	-	(6.33)	(6.33)	17.59	0.47%		95,788	1.17%	1.15%	0.26%
Service Class I
12/31/18	$16.43	$0.01		$(1.96)	$(1.95)	$(0.03)	$(1.02)	$(1.05)	$13.43	(13.19%	)	$19,861	1.27%	1.22%	0.06%
12/31/17	16.83	0.01		1.68	1.69	(0.08)	(2.01)	(2.09)	16.43	11.42%		20,671	1.27%	1.22%	0.06%
12/31/16	14.58	0.07		4.34	4.41	(0.07)	(2.09)	(2.16)	16.83	32.16%		15,465	1.27%	1.22%	0.44%
12/31/15	17.29	0.06		(1.06)	(1.00)	(0.02)	(1.69)	(1.71)	14.58	(5.65%	)	10,829	1.33%	1.30%	0.37%
12/31/14	23.63	0.00	[d]	(0.01)	(0.01)	-	(6.33)	(6.33)	17.29	0.24%		10,726	1.42%	1.40%	0.02%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	22%	14%	23%	44%	22%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$13.99	$0.09	$(1.87)	$(1.78)	$(0.07)	$(1.53)	$(1.60)	$10.61	(15.00%	)	$163,607	0.80%	0.63%
12/31/17	13.23	0.06	1.60	1.66	(0.07)	(0.83)	(0.90)	13.99	13.44%		210,030	0.80%	0.47%
12/31/16	11.34	0.06	2.70	2.76	(0.07)	(0.80)	(0.87)	13.23	25.10%		211,849	0.79%	0.51%
12/31/15	14.69	0.07	(0.89)	(0.82)	(0.11)	(2.42)	(2.53)	11.34	(5.53%	)	197,297	0.79%	0.50%
12/31/14	13.80	0.11	1.19	1.30	(0.09)	(0.32)	(0.41)	14.69	9.45%		236,399	0.79%	0.80%
Service Class
12/31/18	$13.85	$0.05	$(1.83)	$(1.78)	$(0.04)	$(1.53)	$(1.57)	$10.50	(15.12%	)	$19,189	1.05%	0.39%
12/31/17	13.12	0.03	1.57	1.60	(0.04)	(0.83)	(0.87)	13.85	13.08%		22,386	1.05%	0.23%
12/31/16	11.25	0.03	2.68	2.71	(0.04)	(0.80)	(0.84)	13.12	24.83%		19,563	1.04%	0.26%
12/31/15	14.59	0.04	(0.89)	(0.85)	(0.07)	(2.42)	(2.49)	11.25	(5.74%	)	15,919	1.04%	0.27%
12/31/14	13.72	0.08	1.18	1.26	(0.07)	(0.32)	(0.39)	14.59	9.16%		15,484	1.04%	0.56%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	38%	34%	58%	42%	46%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Class II
12/31/18	$10.36	$0.25	$(0.26)	$(0.01)	$(0.19)	$-	$(0.19)	$10.16	(0.07%	)	$353,571	0.60%		0.60%	[l]	N/A		2.51%
12/31/17	10.27	0.19	0.11	0.30	(0.21)	-	(0.21)	10.36	2.96%		408,199	0.62%		0.60%		N/A		1.85%
12/31/16	10.19	0.17	0.09	0.26	(0.18)	-	(0.18)	10.27	2.52%		393,276	0.62%		0.60%		N/A		1.67%
12/31/15	10.64	0.14	(0.11)	0.03	(0.36)	(0.12)	(0.48)	10.19	0.24%		328,928	0.66%		0.60%		N/A		1.32%
12/31/14	10.34	0.13	0.36	0.49	(0.19)	-	(0.19)	10.64	4.75%		403,732	0.70%	[p]	0.65%	[p]	0.65%	[n]	1.27%	[p]
Service Class I
12/31/18	$10.27	$0.23	$(0.27)	$(0.04)	$(0.17)	$-	$(0.17)	$10.06	(0.35%	)	$25,533	0.85%		0.85%	[l]	N/A		2.28%
12/31/17	10.18	0.16	0.12	0.28	(0.19)	-	(0.19)	10.27	2.73%		21,858	0.87%		0.85%		N/A		1.60%
12/31/16	10.11	0.15	0.09	0.24	(0.17)	-	(0.17)	10.18	2.30%		19,079	0.87%		0.85%		N/A		1.43%
12/31/15	10.57	0.11	(0.11)	(0.00)[d]	(0.34)	(0.12)	(0.46)	10.11	(0.05%	)	17,161	0.90%		0.85%		N/A		1.09%
12/31/14	10.29	0.10	0.35	0.45	(0.17)	-	(0.17)	10.57	4.43%		14,435	0.95%	[p]	0.90%	[p]	0.90%	[n]	1.00%	[p]

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	250%	313%	278%	322%	447%[u]

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

n	Amount of interest expense had no impact on the ratio of expenses to average daily net assets.
p

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

u	Excludes Treasury roll transactions. Including these transactions, the portfolio turnover would have been 479% for the year ended December 31, 2014.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Growth Fund (“Fundamental Growth Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Growth & Income Fund (“Growth & Income Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML International Equity Fund (“International Equity Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Managed Volatility Fund (“Managed Volatility Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

MML Total Return Bond Fund (“Total Return Bond Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of the Trust, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Notes to Financial Statements (Continued)

New Disclosure Requirements

Pursuant to amendments to certain disclosure requirements in Regulation S-X adopted by the Securities and Exchange Commission (“SEC”), the presentation of certain disclosures within the Statements of Assets and Liabilities and the Statements of Changes in Net Assets have been conformed to meet these new requirements. There is no longer a requirement to present the components of distributable earnings on the Statements of Assets and Liabilities. Adjustments to the Statements of Changes in Net Assets include updates to prior year distributions to shareholders, distributions in excess of net investment income, and undistributed net investment income.

The following is a summary of the previously disclosed amounts, as reported at December 31, 2017:

	Blue Chip Growth Fund	Equity Income Fund	Equity Index Fund	Focused Equity Fund	Foreign Fund	Fundamental Growth Fund	Fundamental Value Fund
Distributions to shareholders
From net investment income:
Initial Class	$(32,493)	$(9,221,700)	$-	$-	$(7,849,280)	$-	$-
Class I	-	-	(624,117)	-	-	-	-
Class II	-	-	(2,272,325)	(1,400,996)	-	(1,314,332)	(4,019,511)
Class III	-	-	(5,304,119)	-	-	-	-
Service Class	-	(1,575,413)	-	-	(200,743)	-	-
Service Class I	-	-	(395,720)	(222,205)	-	(55,714)	(204,734)

Total distributions from net investment income	(32,493)	(10,797,113)	(8,596,281)	(1,623,201)	(8,050,023)	(1,370,046)	(4,224,245)

From net realized gains:
Initial Class	(25,580,003)	(27,939,287)	-	-	-	-	-
Class I	-	-	(1,703,715)	-	-	-	-
Class II	-	-	(5,142,562)	(10,927,302)	-	(13,651,844)	(15,175,978)
Class III	-	-	(10,821,040)	-	-	-	-
Service Class	(5,770,103)	(5,273,575)	-	-	-	-	-
Service Class I	-	-	(1,247,272)	(1,679,164)	-	(599,932)	(825,157)

Total distributions from net realized gains	(31,350,106)	(33,212,862)	(18,914,589)	(12,606,466)	-	(14,251,776)	(16,001,135)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(55,713)	$9,475,861	$12,530,229	$1,670,547	$6,148,272	$1,224,164	$3,690,269

Notes to Financial Statements (Continued)

	Global Fund	Growth & Income Fund	Income & Growth Fund	International Equity Fund	Large Cap Growth Fund	Managed Volatility Fund	Mid Cap Growth Fund
Distributions to shareholders
From net investment income:
Initial Class	$-	$(991,174)	$(4,623,698)	$-	$(391,609)	$(1,918,611)	$(130,181)
Class I	(2,418,638)	-	-	-	-	-	-
Class II	(206,465)	-	-	(2,875,413)	-	-	-
Service Class	-	(208,011)	(355,159)	-	(12,785)	(348,002)	-
Service Class I	(158,628)	-	-	(37,585)	-	-	-

Total distributions from net investment income	(2,783,731)	(1,199,185)	(4,978,857)	(2,912,998)	(404,394)	(2,266,613)	(130,181)

From net realized gains:
Initial Class	-	-	(19,214,600)	-	(26,160,819)	-	(35,666,242)
Class I	(15,725,213)	-	-	-	-	-	-
Class II	(1,314,771)	-	-	-	-	-	-
Service Class	-	-	(1,661,119)	-	(1,411,660)	-	(8,306,713)
Service Class I	(1,168,589)	-	-	-	-	-	-

Total distributions from net realized gains	(18,208,573)	-	(20,875,719)	-	(27,572,479)	-	(43,972,955)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$2,602,686	$1,276,731	$5,247,136	$2,677,223	$608,991	$2,033,496	$ (275,603)

	Mid Cap Value Fund	Small Cap Growth Equity Fund	Small Company Value Fund	Small/Mid Cap Value Fund	Total Return Bond Fund
Distributions to shareholders
From net investment income:
Initial Class	$(6,665,180)	$-	$-	$(1,001,313)	$-
Class I	-	-	-	-	-
Class II	-	-	(490,843)	-	(8,304,200)
Service Class	(656,987)	-	-	(60,317)	-
Service Class I	-	-	(83,665)	-	(372,986)

Total distributions from net investment income	(7,322,167)	-	(574,508)	(1,061,630)	(8,677,186)

From net realized gains:
Initial Class	(25,581,613)	(7,444,016)	-	(12,126,596)	-
Class I	-	-	-	-	-
Class II	-	-	(9,766,024)	-	-
Service Class	(2,878,531)	(591,748)	-	(1,233,402)	-
Service Class I	-	-	(2,055,613)	-	-

Total distributions from net realized gains	(28,460,144)	(8,035,764)	(11,821,637)	(13,359,998)	-

Accumulated undistributed (distributions in excess of) net investment income at end of year	$7,226,444	$(48,314)	$288,981	$951,221	$7,545,522

Notes to Financial Statements (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of

1

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in

Notes to Financial Statements (Continued)

the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Income & Growth Fund and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2018. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2018, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3		Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$343,489,475	$7,777,177	*	$775,038	**	$352,041,690
Short-Term Investments	1,047	6,952,415		-		6,953,462

Total Investments	$343,490,522	$14,729,592		$775,038		$358,995,152

Equity Income Fund
Asset Investments
Common Stock	$396,882,662	$16,271,359	*	$-		$413,154,021
Preferred Stock	11,045,379	-		-		11,045,379
Corporate Debt	-	2,285,503		-		2,285,503
Mutual Funds	1,762,621	-		-		1,762,621
Short-Term Investments	1,047	4,970,050		-		4,971,097

Total Investments	$409,691,709	$23,526,912		$-		$433,218,621

Equity Index Fund
Asset Investments
Common Stock	$628,586,143	$-		$-		$628,586,143
Mutual Funds	293,386	-		-		293,386
Short-Term Investments	-	14,725,248		-		14,725,248

Total Investments	$628,879,529	$14,725,248		$-		$643,604,777

Liability Derivatives
Futures Contracts	$(580,870)	$-		$-		$(580,870)

Focused Equity Fund
Asset Investments
Common Stock	$55,833,191	$2,371,108	*	$-		$58,204,299
Short-Term Investments	-	1,658,198		-		1,658,198

Total Investments	$55,833,191	$4,029,306		$-		$59,862,497

Foreign Fund
Asset Investments
Common Stock*
Canada	$5,123,850	$-		$-		$5,123,850
Cayman Islands	4,901,303	7,945,025		-		12,846,328
China	-	11,100,329		-		11,100,329
Denmark	-	5,085,122		-		5,085,122
France	-	32,291,527		-		32,291,527
Germany	-	33,077,048		-		33,077,048
Hong Kong	-	8,617,245		-		8,617,245
Ireland	-	6,893,228		-		6,893,228
Israel	4,557,659	-		-		4,557,659
Italy	-	7,345,781		-		7,345,781
Japan	-	32,730,216		-		32,730,216
Luxembourg	-	4,712,175		-		4,712,175
Netherlands	3,334,240	14,595,168		-		17,929,408

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total

Foreign Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Norway	$-	$2,989,014		$-	$2,989,014
Republic of Korea	3,699,110	10,716,601		-	14,415,711
Singapore	-	4,754,568		-	4,754,568
Sweden	-	1,328,229		-	1,328,229
Switzerland	-	19,089,333		-	19,089,333
Taiwan	-	4,655,193		-	4,655,193
Thailand	-	4,517,788		-	4,517,788
United Kingdom	4,569,032	50,817,463		-	55,386,495
Mutual Funds	1,400,448	-		-	1,400,448
Short-Term Investments	-	12,665,502		-	12,665,502

Total Investments	$27,585,642	$275,926,555		$-	$303,512,197

Fundamental Growth Fund
Asset Investments
Common Stock	$96,347,337	$707,681	*	$-	$97,055,018
Short-Term Investments	-	4,245,256		-	4,245,256

Total Investments	$96,347,337	$4,952,937		$-	$101,300,274

Fundamental Value Fund
Asset Investments
Common Stock	$177,048,899	$2,851,319	*	$-	$179,900,218
Short-Term Investments	-	1,847,206		-	1,847,206

Total Investments	$177,048,899	$4,698,525		$-	$181,747,424

Global Fund
Asset Investments
Common Stock*
Austria	$-	$757,304		$-	$757,304
Brazil	-	698,225		-	698,225
Canada	3,734,625	-		-	3,734,625
Cayman Islands	-	396,676		-	396,676
Denmark	-	1,398,903		-	1,398,903
France	-	21,172,474		-	21,172,474
Germany	-	9,178,473		-	9,178,473
Ireland	12,209,152	3,284,667		-	15,493,819
Israel	2,720,841	-		-	2,720,841
Japan	-	5,374,325		-	5,374,325
Mexico	571,907	-		-	571,907
Netherlands	894,567	4,858,129		-	5,752,696
Republic of Korea	-	1,658,687		-	1,658,687
Spain	-	2,477,651		-	2,477,651
Sweden	-	4,685,579		-	4,685,579
Switzerland	-	15,715,236		-	15,715,236
Thailand	-	457,928		-	457,928
United Kingdom	3,156,340	16,372,017		-	19,528,357
United States	92,418,435	-		-	92,418,435
Mutual Funds	825,993	-		-	825,993
Short-Term Investments	-	4,240,369		-	4,240,369

Total Investments	$116,531,860	$92,726,643		$-	$209,258,503

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Growth & Income Fund
Asset Investments
Common Stock	$119,298,477	$6,227,859	*	$-		$125,526,336
Mutual Funds	58,534	-		-		58,534
Short-Term Investments	-	1,091,439		-		1,091,439

Total Investments	$119,357,011	$7,319,298		$-		$126,676,309

International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$3,921,642		$-		$3,921,642
Canada	2,662,517	-		-		2,662,517
Cayman Islands	1,554,819	-		-		1,554,819
France	-	16,688,936		-		16,688,936
Germany	-	26,313,051		-		26,313,051
India	-	1,282,333		-		1,282,333
Indonesia	-	2,877,007		-		2,877,007
Ireland	5,041,994	-		-		5,041,994
Italy	-	5,730,623		-		5,730,623
Japan	-	7,855,570		-		7,855,570
Mexico	1,670,624	-		-		1,670,624
Netherlands	-	11,213,923		-		11,213,923
Republic of Korea	-	3,850,704		-		3,850,704
South Africa	-	4,500,130		-		4,500,130
Sweden	-	8,859,729		-		8,859,729
Switzerland	-	14,184,493		-		14,184,493
Taiwan	-	2,446,377		-		2,446,377
United Kingdom	3,588,232	30,037,896		-		33,626,128
Short-Term Investments	-	6,121,815		-		6,121,815

Total Investments	$14,518,186	$145,884,229		$-		$160,402,415

Asset Derivatives
Forward Contracts	$-	$77,015		$-		$77,015

Large Cap Growth Fund
Asset Investments
Common Stock	$89,409,461	$2,636,362		$-		$92,045,823
Short-Term Investments	-	3,488,875		-		3,488,875

Total Investments	$89,409,461	$6,125,237		$-		$95,534,698

Managed Volatility Fund
Asset Investments
Common Stock	$151,267,518	$-		$-		$151,267,518
Corporate Debt	-	-		-	+,**	-
Mutual Funds	8,989	-		-		8,989
Purchased Options	1,039,310	-		-		1,039,310
Short-Term Investments	-	6,278,177		-		6,278,177

Total Investments	$152,315,817	$6,278,177		$-		$158,593,994

Liability Derivatives
Written Options	$(3,129,730)	$-		$-		$(3,129,730)

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Mid Cap Growth Fund
Asset Investments
Common Stock	$387,881,259	$-		$1,312,063		$389,193,322
Preferred Stock	-	-		3,347,742		3,347,742
Mutual Funds	7,672,886	-		-		7,672,886
Short-Term Investments	12,025,868	16,035,413		-		28,061,281

Total Investments	$407,580,013	$16,035,413		$4,659,805		$428,275,231

Mid Cap Value Fund
Asset Investments
Common Stock	$344,843,520	$21,459,939	*	$-		$366,303,459
Mutual Funds	6,860,276	-		-		6,860,276
Short-Term Investments	-	13,258,394		-		13,258,394

Total Investments	$351,703,796	$34,718,333		$-		$386,422,129

Asset Derivatives
Forward Contracts	$-	$27,988		$-		$27,988

Liability Derivatives
Forward Contracts	$-	$(208,651)		$-		$(208,651)

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$159,750,710	$-		$212,836	**	$159,963,546
Preferred Stock	-	-		377,612	**	377,612
Mutual Funds	5,995,764	-		-		5,995,764
Short-Term Investments	-	5,141,313		-		5,141,313

Total Investments	$165,746,474	$5,141,313		$590,448		$171,478,235

Small Company Value Fund
Asset Investments
Common Stock	$83,406,953	$-		$-		$83,406,953
Mutual Funds	1,649,486	-		-		1,649,486
Short-Term Investments	1,037	3,299,179		-		3,300,216

Total Investments	$85,057,476	$3,299,179		$-		$88,356,655

Total Return Bond Fund
Asset Investments
Bank Loans	$-	$669,921		$-		$669,921
Corporate Debt	-	128,789,541		-		128,789,541
Municipal Obligations	-	4,700,403		-		4,700,403
Non-U.S. Government Agency Obligations	-	59,674,929		-		59,674,929
Sovereign Debt Obligations	-	374,077		-		374,077
U.S. Government Agency Obligations and Instrumentalities	-	123,998,064		-		123,998,064
U.S. Treasury Obligations	-	67,220,927		-		67,220,927
Mutual Funds	1,042,865	-		-		1,042,865
Short-Term Investments	-	4,957,994		-		4,957,994

Total Investments	$1,042,865	$390,385,856		$-		$391,428,721

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Total Return Bond Fund (Continued)
Asset Derivatives
Futures Contracts	$1,027,660	$-	$-	$1,027,660
Swap Agreements	-	222,518	-	222,518

Total	$1,027,660	$222,518	$-	$1,250,178

Liability Derivatives
Futures Contracts	$(26,496)	$-	$-	$(26,496)
Swap Agreements	-	(203,114)	-	(203,114)

Total	$(26,496)	$(203,114)	$-	$(229,610)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

+	Represents a security at $0 value as of December 31, 2018.

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2018.

Statements of Assets and Liabilities location:	Equity Income Fund	Equity Index Fund	Foreign Fund	Global Fund	Growth & Income Fund	Income & Growth Fund	Managed Volatility Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	Small Company Value Fund	Small/ Mid Cap Value Fund	Total Return Bond Fund

Receivables from:
Collateral pledged for open swaps agreements												X

Payables for:
Investments purchased on a when-issued basis												X
Securities on loan	X	X	X	X	X	X	X	X	X	X	X	X
Due to custodian												X
The Funds, with the exception of the Total Return Bond Fund, had no transfers between Levels of the fair value hierarchy during the year ended December 31, 2018. The Total Return Bond Fund had transfers between Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2018; however, none of the transfers individually or collectively had a material impact on the Fund. The Funds recognize transfers between the Levels as of the beginning of the year.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/17	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 12/31/18	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/18
Mid Cap Growth Fund
Common Stock	$999,872	$-	$-	$278,972	$114,760	$(81,541)	$-	$-	$1,312,063	$316,556
Preferred Stock	3,369,013	-	-	259,739	317,633	(598,643)	-	-	3,347,742	535,665

	$4,368,885	$-	$-	$538,711	$432,393	$(680,184)	$-	$-	$4,659,805	$852,221

The Mid Cap Growth Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Mid Cap Growth Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Mid Cap Growth Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock — $1,312,063
WeWork Companies, Inc., Class A	$454,063	Market Approach	Market Transaction	$51.81
Venture Global LNG, Inc. Series B	109,200	Market Approach	Market Transaction	$5,200.00
Venture Global LNG, Inc. Series C	748,800	Market Approach	Market Transaction	$5,200.00

Preferred stock — $3,347,742
Roofoods Ltd. Series F	$976,516	Market Approach	Market Transaction	$88.39
			EV to GP/Multiple	15.10x
			EV to GMV/Multiple	2.0x
			Discount for Lack of Marketability	10%
Slack Technologies, Inc. Series H	317,633	Market Approach	Market Transaction	$11.91
WeWork Companies, Inc. Series D 1	1,150,027	Market Approach	Market Transaction	$51.81
WeWork Companies, Inc. Series D 2	903,566	Market Approach	Market Transaction	$51.81

Total	$4,659,805

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from

Notes to Financial Statements (Continued)

derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2018, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Equity Index Fund	International Equity Fund	Managed Volatility Fund	Mid Cap Value Fund	Total Return Bond Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management		A		A	A
Directional Exposures to Currencies					M

Futures Contracts**
Hedging/Risk Management					A
Duration/Credit Quality Management					A
Substitution for Direct Investment	A				M

Interest Rate Swaps***
Hedging/Risk Management					A
Duration Management					A

Options (Purchased)
Hedging/Risk Management			A

Options (Written)
Hedging/Risk Management			A
Income			A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At December 31, 2018, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Index Fund
Liability Derivatives
Futures Contracts^^	$(580,870)	$-	$-	$(580,870)

Realized Gain (Loss)#
Futures Contracts	$(1,157,059)	$-	$-	$(1,157,059)

Change in Appreciation (Depreciation)##
Futures Contracts	$(700,199)	$-	$-	$(700,199)

International Equity Fund
Asset Derivatives
Forward Contracts*	$-	$77,015	$-	$77,015

Realized Gain (Loss)#
Forward Contracts	$-	$140,330	$-	$140,330

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
International Equity Fund (Continued)
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$14,443	$-	$14,443

Managed Volatility Fund
Asset Derivatives
Purchased Options*,^^^	$1,039,310	$-	$-	$1,039,310

Liability Derivatives
Written Options^,^^^	$(3,129,730)	$-	$-	$(3,129,730)

Realized Gain (Loss)#
Purchased Options	$1,898,643	$-	$-	$1,898,643
Written Options	(4,156,580)	-	-	(4,156,580)

Total Realized Gain (Loss)	$(2,257,937)	$-	$-	$(2,257,937)

Change in Appreciation (Depreciation)##
Purchased Options	$47,175	$-	$-	$47,175
Written Options	1,102,504	-	-	1,102,504

Total Change in Appreciation (Depreciation)	$1,149,679	$-	$-	$1,149,679

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$-	$27,988	$-	$27,988

Liability Derivatives
Forward Contracts^	$-	$(208,651)	$-	$(208,651)

Realized Gain (Loss)#
Forward Contracts	$-	$1,017,006	$-	$1,017,006

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$68,071	$-	$68,071

Total Return Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$1,027,660	$1,027,660
Swap Agreements^^,^^^	-	-	222,518	222,518

Total Value	$-	$-	$1,250,178	$1,250,178

Liability Derivatives
Futures Contracts^^	$-	$-	$(26,496)	$(26,496)
Swap Agreements^^,^^^	-	-	(203,114)	(203,114)

Total Value	$-	$-	$(229,610)	$(229,610)

Realized Gain (Loss)#
Forward Contracts	$-	$(215,621)	$-	$(215,621)
Futures Contracts	-	-	(1,097,580)	(1,097,580)

Total Realized Gain (Loss)	$-	$(215,621)	$(1,097,580)	$(1,313,201)

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(83,538)	$-	$(83,538)
Futures Contracts	-	-	1,093,556	1,093,556
Swap Agreements	-	-	19,404	19,404

Total Change in Appreciation (Depreciation)	$-	$(83,538)	$1,112,960	$1,029,422

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents exchange-traded purchased options, centrally cleared swaps, or exchange-traded written options, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, or written options, as applicable.
##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended December 31, 2018, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Equity Index Fund	80	$-	$-	-	-
International Equity Fund	-	3,538,506	-	-	-
Managed Volatility Fund	-	-	-	584	622
Mid Cap Value Fund	-	22,001,949	-	-	-
Total Return Bond Fund	577	8,883,527	29,595,000	-	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2018.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2018.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
International Equity Fund
State Street Bank and Trust Co.	$77,015	$-	$-	$77,015

Mid Cap Value Fund
Bank of America N.A.	$525	$(525)	$-	$-
Goldman Sachs & Co.	2,749	(2,749)	-	-
Morgan Stanley & Co. LLC	24,714	(229)	-	24,485

	$27,988	$(3,503)	$-	$24,485

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2018.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Mid Cap Value Fund
Bank of America N.A.	$(52,852)	$525	$-	$(52,327)
Credit Suisse International	(21,528)	-	-	(21,528)
Goldman Sachs & Co.	(111,577)	2,749	-	(108,828)
JP Morgan Chase Bank N.A.	(22,465)	-	-	(22,465)
Morgan Stanley & Co. LLC	(229)	229	-	-

	$(208,651)	$3,503	$-	$(205,148)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2018, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference

Notes to Financial Statements (Continued)

between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Notes to Financial Statements (Continued)

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a

Notes to Financial Statements (Continued)

decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights

Notes to Financial Statements (Continued)

that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2018, the Funds had no unfunded loan commitments.

Notes to Financial Statements (Continued)

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each

Notes to Financial Statements (Continued)

Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2018, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2018.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended December 31, 2018, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Blue Chip Growth Fund	$230	$26	$204
Equity Income Fund	701	102	599
Equity Index Fund	229	34	195
Foreign Fund	135,910	20,407	115,503
Global Fund	36,815	5,140	31,675
Growth & Income Fund	248	37	211
Income & Growth Fund	166	25	141
International Equity Fund	112,292	16,790	95,502
Managed Volatility Fund	4	1	3
Mid Cap Growth Fund	81,092	12,120	68,972
Mid Cap Value Fund	2,867	412	2,455
Small Cap Growth Equity Fund	147,924	21,983	125,941
Small Company Value Fund	27,058	4,032	23,026
Small/Mid Cap Value Fund	102	15	87
Total Return Bond Fund	766	114	652

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains

Notes to Financial Statements (Continued)

have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the Foreign Fund and the International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Blue Chip Growth Fund	0.75% on the first $400 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $400 million
Equity Income Fund	0.75% on the first $500 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $500 million
Equity Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Focused Equity Fund	0.70% on the first $250 million; and	Wellington Management Company LLP
0.60% on any excess over $250 million
Foreign Fund	0.89% on the first $500 million; and	Templeton Investment Counsel, LLC
0.85% on any excess over $500 million
Fundamental Growth Fund	0.62% on the first $250 million; and	Wellington Management Company LLP
0.60% on any excess over $250 million
Fundamental Value Fund	0.60% on the first $500 million; and	Wellington Management Company LLP
0.575% on any excess over $500 million
Global Fund	0.60% on the first $500 million; and	Massachusetts Financial Services Company
0.55% on any excess over $500 million
Growth & Income Fund	0.50% on the first $500 million; and	Massachusetts Financial Services Company
0.475% on any excess over $500 million
Income & Growth Fund	0.65% on the first $500 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC
0.60% on any excess over $500 million
International Equity Fund	0.80% on the first $250 million; and	Harris Associates L.P.
0.75% on any excess over $250 million
Large Cap Growth Fund	0.65% on the first $500 million; and	Loomis, Sayles & Company, L.P.
0.60% on any excess over $500 million
Managed Volatility Fund	0.75% on the first $500 million; and	Gateway Investment Advisers, LLC
0.70% on any excess over $500 million
Mid Cap Growth Fund	0.77% on the first $500 million; and	T. Rowe Price Associates, Inc.
0.75% on any excess over $500 million
Mid Cap Value Fund	0.84% on the first $500 million; and	American Century Investment Management, Inc.
0.80% on any excess over $500 million
Small Cap Growth Equity Fund	1.04% on the first $200 million; and	Wellington Management Company LLP
1.00% on any excess over $200 million
Small Company Value Fund	0.80% on the first $150 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $150 million
Small/Mid Cap Value Fund	0.75% on the first $500 million; and	AllianceBernstein L.P.
0.70% on any excess over $500 million
Total Return Bond Fund	0.40% on the first $500 million; and	Metropolitan West Asset Management, LLC
0.38% on any excess over $500 million

Notes to Financial Statements (Continued)

Administration Fees

For the Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, International Equity Fund, Small Company Value Fund, and Total Return Bond Fund, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
Equity Index Fund	0.30%	0.15%	None	0.30%
Focused Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Growth Fund	N/A	0.15%	N/A	0.15%
Fundamental Value Fund	N/A	0.15%	N/A	0.15%
Global Fund	0.15%	0.15%	N/A	0.15%
International Equity Fund	N/A	0.15%	N/A	0.15%
Small Company Value Fund	N/A	0.15%	N/A	0.15%
Total Return Bond Fund	N/A	0.15%	N/A	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class II	Service Class I
Fundamental Growth Fund*	0.85%	1.10%
International Equity Fund*	1.00%	1.25%
Total Return Bond Fund*	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2019.

MML Advisers has agreed to voluntarily waive 0.03% of the advisory fee of the Equity Income Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

MML Advisers has agreed to voluntarily waive 0.05% of the advisory fee of each of the Focused Equity Fund and Small Company Value Fund. MML Advisers may amend or discontinue these waivers at any time without advance notice.

Notes to Financial Statements (Continued)

Effective October 1, 2018, MML Advisers has agreed to waive 0.04% of the advisory fee of the Foreign Fund through April 30, 2020.

MML Advisers has agreed to waive 0.02% of the advisory fee of each of the Fundamental Value Fund and Small Cap Growth Equity Fund through April 30, 2019.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2018, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Blue Chip Growth Fund	$245
Equity Income Fund	136
Focused Equity Fund	14
Foreign Fund	1,024
Fundamental Growth Fund	30
Fundamental Value Fund	594
Global Fund	29
Income & Growth Fund	1,931
Large Cap Growth Fund	1,487
Managed Volatility Fund	477
Mid Cap Growth Fund	157
Small Cap Growth Equity Fund	1,712
Small Company Value Fund	221
Small/Mid Cap Value Fund	14,841

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2018, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$108,295,942	$-	$143,928,018
Equity Income Fund	-	91,996,947	-	127,334,056
Equity Index Fund	-	24,704,493	-	83,402,914
Focused Equity Fund	-	39,912,565	-	48,250,578
Foreign Fund	-	62,090,897	-	92,508,715
Fundamental Growth Fund	-	68,905,176	-	101,028,353
Fundamental Value Fund	-	60,415,270	-	89,084,377
Global Fund	-	34,586,690	-	42,439,791
Growth & Income Fund	-	20,960,332	-	27,592,656
Income & Growth Fund	-	88,526,349	-	98,338,713
International Equity Fund	-	90,487,916	-	73,851,193
Large Cap Growth Fund	-	16,358,121	-	36,808,732
Managed Volatility Fund	-	8,687,798	-	30,855,281
Mid Cap Growth Fund	-	112,600,430	-	166,298,249
Mid Cap Value Fund	-	260,464,229	-	297,503,400
Small Cap Growth Equity Fund	-	155,160,320	-	198,904,863
Small Company Value Fund	-	22,418,446	-	32,668,455
Small/Mid Cap Value Fund	-	82,203,672	-	100,442,492
Total Return Bond Fund	947,065,435	101,481,460	1,000,897,317	77,168,436

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales
Mid Cap Growth Fund	$-	$8,023

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Initial Class
Sold	2,464,836	$41,097,524	1,482,018	$24,146,807
Issued as reinvestment of dividends	3,092,597	52,821,553	1,602,785	25,612,496
Redeemed	(5,453,960)	(99,386,541)	(9,593,538)	(152,418,641)

Net increase (decrease)	103,473	$(5,467,464)	(6,508,735)	$(102,659,338)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Service Class
Sold	1,887,622	$32,739,994	1,095,342	$17,544,966
Issued as reinvestment of dividends	1,191,730	19,580,121	371,785	5,770,103
Redeemed	(555,547)	(9,584,052)	(381,362)	(6,024,188)

Net increase (decrease)	2,523,805	$42,736,063	1,085,765	$17,290,881

Equity Income Fund Initial Class
Sold	3,644,888	$42,637,761	3,849,143	$47,033,271
Issued as reinvestment of dividends	4,160,678	48,263,863	3,262,598	37,160,987
Redeemed	(7,303,653)	(88,411,458)	(6,929,438)	(83,889,962)

Net increase (decrease)	501,913	$2,490,166	182,303	$304,296

Equity Income Fund Service Class
Sold	699,128	$7,902,373	731,065	$8,744,889
Issued as reinvestment of dividends	857,536	9,835,943	607,180	6,848,988
Redeemed	(930,971)	(11,027,261)	(1,018,878)	(12,189,103)

Net increase (decrease)	625,693	$6,711,055	319,367	$3,404,774

Equity Index Fund Class I
Sold	91,995	$2,966,868	163,370	$4,680,045
Issued as reinvestment of dividends	98,430	3,197,012	82,082	2,327,832
Redeemed	(479,758)	(15,243,014)	(605,423)	(17,349,535)

Net increase (decrease)	(289,333)	$(9,079,134)	(359,971)	$(10,341,658)

Equity Index Fund Class II
Sold	361,961	$11,272,722	824,627	$23,653,381
Issued as reinvestment of dividends	283,559	9,207,167	261,548	7,414,887
Redeemed	(982,582)	(31,137,585)	(1,678,018)	(49,816,507)

Net increase (decrease)	(337,062)	$(10,657,696)	(591,843)	$(18,748,239)

Equity Index Fund Class III
Sold	615,653	$20,621,085	3,464,358	$95,343,796
Issued as reinvestment of dividends	720,026	23,328,843	569,794	16,125,159
Redeemed	(1,580,294)	(51,246,919)	(378,540)	(10,791,850)

Net increase (decrease)	(244,615)	$(7,296,991)	3,655,612	$100,677,105

Equity Index Fund Service Class I
Sold	74,399	$2,163,647	131,430	$3,644,032
Issued as reinvestment of dividends	74,604	2,351,504	59,572	1,642,992
Redeemed	(267,117)	(8,195,819)	(206,249)	(5,751,108)

Net increase (decrease)	(118,114)	$(3,680,668)	(15,247)	$(464,084)

Focused Equity Fund Class II
Sold	2,662,739	$21,522,181	693,604	$9,238,953
Issued as reinvestment of dividends	5,355,691	30,902,335	1,059,132	12,328,298
Redeemed	(3,486,605)	(31,677,720)	(7,000,220)	(97,590,007)

Net increase (decrease)	4,531,825	$20,746,796	(5,247,484)	$(76,022,756)

Focused Equity Fund Service Class I
Sold	376,431	$3,091,551	256,583	$3,422,281
Issued as reinvestment of dividends	1,215,818	6,784,266	165,480	1,901,369
Redeemed	(257,087)	(2,172,837)	(145,844)	(1,921,956)

Net increase (decrease)	1,335,162	$7,702,980	276,219	$3,401,694

Notes to Financial Statements (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount
Foreign Fund Initial Class
Sold	3,243,058	$34,018,741	1,762,962	$18,142,876
Issued as reinvestment of dividends	713,437	7,662,312	745,421	7,849,280
Redeemed	(6,201,582)	(68,110,318)	(5,448,887)	(57,208,508)

Net increase (decrease)	(2,245,087)	$(26,429,265)	(2,940,504)	$(31,216,352)

Foreign Fund Service Class
Sold	116,294	$1,204,281	90,005	$941,821
Issued as reinvestment of dividends	20,065	214,292	19,155	200,743
Redeemed	(149,688)	(1,604,937)	(172,623)	(1,780,182)

Net increase (decrease)	(13,329)	$(186,364)	(63,463)	$(637,618)

Fundamental Growth Fund Class II
Sold	1,949,758	$21,593,805	888,782	$11,185,241
Issued as reinvestment of dividends	2,708,246	29,655,294	1,255,552	14,966,176
Redeemed	(4,370,488)	(55,762,299)	(7,277,808)	(91,652,950)

Net increase (decrease)	287,516	$(4,513,200)	(5,133,474)	$(65,501,533)

Fundamental Growth Fund Service Class I
Sold	458,941	$5,393,912	190,964	$2,374,345
Issued as reinvestment of dividends	270,393	2,890,500	55,847	655,646
Redeemed	(131,913)	(1,611,718)	(84,626)	(1,049,814)

Net increase (decrease)	597,421	$6,672,694	162,185	$1,980,177

Fundamental Value Fund Class II
Sold	1,036,350	$15,435,084	1,918,050	$29,257,704
Issued as reinvestment of dividends	1,508,659	21,649,257	1,375,035	19,195,489
Redeemed	(3,583,028)	(53,723,159)	(3,827,642)	(57,877,792)

Net increase (decrease)	(1,038,019)	$(16,638,818)	(534,557)	$(9,424,599)

Fundamental Value Fund Service Class I
Sold	250,690	$3,680,455	253,529	$3,788,789
Issued as reinvestment of dividends	112,320	1,585,954	74,792	1,029,891
Redeemed	(140,737)	(2,035,818)	(98,918)	(1,472,469)

Net increase (decrease)	222,273	$3,230,591	229,403	$3,346,211

Global Fund Class I
Sold	2,554,449	$31,314,905	833,525	$10,585,260
Issued as reinvestment of dividends	2,338,747	27,480,281	1,488,421	18,143,851
Redeemed	(3,185,325)	(39,543,208)	(5,421,433)	(69,165,187)

Net increase (decrease)	1,707,871	$19,251,978	(3,099,487)	$(40,436,076)

Global Fund Class II
Sold	39,560	$504,041	62,632	$805,960
Issued as reinvestment of dividends	189,873	2,282,278	122,384	1,521,236
Redeemed	(162,413)	(2,040,592)	(166,722)	(2,152,159)

Net increase (decrease)	67,020	$745,727	18,294	$175,037

Global Fund Service Class I
Sold	207,223	$2,493,252	260,118	$3,245,449
Issued as reinvestment of dividends	181,734	2,109,930	109,960	1,327,217
Redeemed	(245,364)	(3,007,449)	(191,283)	(2,413,327)

Net increase (decrease)	143,593	$1,595,733	178,795	$2,159,339

Notes to Financial Statements (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount
Growth & Income Fund Initial Class
Sold	119,769	$2,132,714	110,768	$1,745,482
Issued as reinvestment of dividends	49,276	922,933	62,181	991,174
Redeemed	(918,605)	(16,393,730)	(992,201)	(15,717,324)

Net increase (decrease)	(749,560)	$(13,338,083)	(819,252)	$(12,980,668)

Growth & Income Fund Service Class
Sold	578,617	$10,270,519	350,699	$5,565,536
Issued as reinvestment of dividends	13,045	242,772	13,124	208,011
Redeemed	(279,656)	(4,937,473)	(236,528)	(3,717,864)

Net increase (decrease)	312,006	$5,575,818	127,295	$2,055,683

Income & Growth Fund Initial Class
Sold	3,358,694	$36,563,702	2,996,060	$37,011,365
Issued as reinvestment of dividends	6,882,783	68,070,720	2,060,354	23,838,298
Redeemed	(4,660,765)	(54,495,441)	(4,058,420)	(49,836,927)

Net increase (decrease)	5,580,712	$50,138,981	997,994	$11,012,736

Income & Growth Fund Service Class
Sold	457,539	$5,136,040	515,103	$6,259,724
Issued as reinvestment of dividends	718,834	7,008,633	176,094	2,016,278
Redeemed	(454,154)	(5,067,384)	(246,629)	(3,004,383)

Net increase (decrease)	722,219	$7,077,289	444,568	$5,271,619

International Equity Fund Class II
Sold	3,756,873	$38,252,215	1,771,196	$18,597,206
Issued as reinvestment of dividends	373,555	4,053,077	257,885	2,875,413
Redeemed	(2,418,348)	(27,520,770)	(2,550,772)	(27,570,069)

Net increase (decrease)	1,712,080	$14,784,522	(521,691)	$(6,097,450)

International Equity Fund Service Class I
Sold	250,373	$2,770,944	270,277	$3,012,126
Issued as reinvestment of dividends	10,810	116,423	3,389	37,585
Redeemed	(57,918)	(625,081)	(52,072)	(569,919)

Net increase (decrease)	203,265	$2,262,286	221,594	$2,479,792

Large Cap Growth Fund Initial Class
Sold	2,298,401	$24,058,167	1,190,878	$13,387,491
Issued as reinvestment of dividends	643,854	7,127,458	2,690,216	26,552,428
Redeemed	(4,357,531)	(47,416,397)	(3,585,531)	(40,547,280)

Net increase (decrease)	(1,415,276)	$(16,230,772)	295,563	$(607,361)

Large Cap Growth Fund Service Class
Sold	446,254	$4,710,446	297,962	$3,268,288
Issued as reinvestment of dividends	77,140	826,941	148,534	1,424,445
Redeemed	(116,132)	(1,228,847)	(68,908)	(774,644)

Net increase (decrease)	407,262	$4,308,540	377,588	$3,918,089

Managed Volatility Fund Initial Class
Sold	492,848	$6,197,396	762,233	$9,288,168
Issued as reinvestment of dividends	133,484	1,709,123	156,715	1,918,611
Redeemed	(2,333,988)	(29,063,105)	(1,899,774)	(23,230,356)

Net increase (decrease)	(1,707,656)	$(21,156,586)	(980,826)	$(12,023,577)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount
Managed Volatility Fund Service Class
Sold	202,575	$2,518,645	177,787	$2,144,134
Issued as reinvestment of dividends	24,099	306,248	28,640	348,002
Redeemed	(461,486)	(5,753,477)	(314,656)	(3,811,277)

Net increase (decrease)	(234,812)	$(2,928,584)	(108,229)	$(1,319,141)

Mid Cap Growth Fund Initial Class
Sold	1,138,114	$18,294,113	760,551	$12,007,734
Issued as reinvestment of dividends	2,925,630	47,102,641	2,376,921	35,796,423
Redeemed	(4,110,331)	(67,894,871)	(4,076,355)	(64,561,145)

Net increase (decrease)	(46,587)	$(2,498,117)	(938,883)	$(16,756,988)

Mid Cap Growth Fund Service Class
Sold	844,382	$13,330,015	755,731	$11,621,005
Issued as reinvestment of dividends	825,741	12,765,952	570,124	8,306,713
Redeemed	(841,191)	(13,264,688)	(607,819)	(9,311,286)

Net increase (decrease)	828,932	$12,831,279	718,036	$10,616,432

Mid Cap Value Fund Initial Class
Sold	2,443,831	$26,255,117	2,068,226	$24,969,955
Issued as reinvestment of dividends	4,297,558	48,304,550	2,905,116	32,246,793
Redeemed	(6,127,501)	(71,122,235)	(5,576,341)	(66,885,066)

Net increase (decrease)	613,888	$3,437,432	(602,999)	$(9,668,318)

Mid Cap Value Fund Service Class
Sold	648,931	$7,119,700	735,449	$8,724,071
Issued as reinvestment of dividends	534,477	5,905,971	323,174	3,535,518
Redeemed	(630,619)	(7,122,019)	(695,980)	(8,219,741)

Net increase (decrease)	552,789	$5,903,652	362,643	$4,039,848

Small Cap Growth Equity Fund Initial Class
Sold	1,193,475	$16,874,435	560,830	$7,816,100
Issued as reinvestment of dividends	1,248,350	20,293,872	551,546	7,444,016
Redeemed	(3,841,118)	(59,693,280)	(2,933,480)	(40,644,101)

Net increase (decrease)	(1,399,293)	$(22,524,973)	(1,821,104)	$(25,383,985)

Small Cap Growth Equity Fund Service Class
Sold	493,662	$7,292,510	191,887	$2,559,433
Issued as reinvestment of dividends	154,642	2,377,009	45,989	591,748
Redeemed	(186,179)	(2,690,123)	(175,615)	(2,332,903)

Net increase (decrease)	462,125	$6,979,396	62,261	$818,278

Small Company Value Fund Class II
Sold	311,558	$5,228,843	245,227	$4,150,868
Issued as reinvestment of dividends	294,350	5,157,012	673,465	10,256,867
Redeemed	(1,053,838)	(17,716,346)	(787,220)	(13,327,607)

Net increase (decrease)	(447,930)	$(7,330,491)	131,472	$1,080,128

Small Company Value Fund Service Class I
Sold	339,490	$5,463,333	384,126	$6,338,052
Issued as reinvestment of dividends	82,700	1,405,903	144,351	2,139,278
Redeemed	(201,731)	(3,241,623)	(189,368)	(3,143,340)

Net increase (decrease)	220,459	$3,627,613	339,109	$5,333,990

Notes to Financial Statements (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount
Small/Mid Cap Value Fund Initial Class
Sold	1,709,758	$21,459,255	932,151	$12,499,876
Issued as reinvestment of dividends	1,642,960	21,802,071	1,069,048	13,127,909
Redeemed	(2,953,473)	(40,187,875)	(2,994,947)	(39,996,244)

Net increase (decrease)	399,245	$3,073,451	(993,748)	$(14,368,459)

Small/Mid Cap Value Fund Service Class
Sold	288,847	$3,713,859	269,021	$3,566,299
Issued as reinvestment of dividends	190,987	2,507,665	106,304	1,293,719
Redeemed	(267,604)	(3,553,391)	(250,665)	(3,318,248)

Net increase (decrease)	212,230	$2,668,133	124,660	$1,541,770

Total Return Bond Fund Class II
Sold	4,313,580	$44,049,434	5,523,539	$57,254,481
Issued as reinvestment of dividends	720,882	7,259,284	800,791	8,304,200
Redeemed	(9,622,499)	(97,319,609)	(5,236,172)	(54,333,433)

Net increase (decrease)	(4,588,037)	$(46,010,891)	1,088,158	$11,225,248

Total Return Bond Fund Service Class I
Sold	675,219	$6,781,521	573,867	$5,906,177
Issued as reinvestment of dividends	41,780	416,963	36,247	372,986
Redeemed	(306,990)	(3,080,609)	(356,440)	(3,664,268)

Net increase (decrease)	410,009	$4,117,875	253,674	$2,614,895

6.	Federal Income Tax Information

At December 31, 2018, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$242,685,658	$123,973,326	$(7,663,832)	$116,309,494
Equity Income Fund	407,116,018	67,729,449	(41,626,846)	26,102,603
Equity Index Fund	435,824,683	230,710,954	(23,511,730)	207,199,224
Focused Equity Fund	58,870,943	2,959,191	(1,967,637)	991,554
Foreign Fund	316,411,718	26,101,828	(39,001,349)	(12,899,521)
Fundamental Growth Fund	92,749,291	11,920,214	(3,369,231)	8,550,983
Fundamental Value Fund	167,103,762	28,571,188	(13,927,526)	14,643,662
Global Fund	193,529,655	31,404,022	(15,675,174)	15,728,848
Growth & Income Fund	94,815,716	38,283,216	(6,422,623)	31,860,593
Income & Growth Fund	291,202,153	15,756,081	(40,519,165)	(24,763,084)
International Equity Fund	193,345,598	2,348,622	(35,189,547)	(32,840,925)
Large Cap Growth Fund	77,180,338	20,983,075	(2,628,715)	18,354,360
Managed Volatility Fund	125,304,952	44,792,420	(11,580,723)	33,211,697
Mid Cap Growth Fund	356,873,838	96,956,642	(25,555,249)	71,401,393
Mid Cap Value Fund	431,362,115	17,991,047	(62,931,033)	(44,939,986)
Small Cap Growth Equity Fund	171,907,106	18,070,178	(18,499,049)	(428,871)
Small Company Value Fund	80,869,736	17,466,827	(9,979,908)	7,486,919
Small/Mid Cap Value Fund	189,249,788	15,901,168	(26,960,000)	(11,058,832)
Total Return Bond Fund	397,094,615	5,337,467	(10,002,197)	(4,664,730)

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2018, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Managed Volatility Fund	$5,688,779	$-
Total Return Bond Fund	6,931,323	2,687,567

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain
Blue Chip Growth Fund	$2,762,920	$69,638,754
Equity Income Fund	10,466,886	47,632,920
Equity Index Fund	13,482,441	24,602,086
Focused Equity Fund	11,225,249	26,461,352
Foreign Fund	7,876,604	-
Fundamental Growth Fund	3,230,141	29,315,653
Fundamental Value Fund	4,334,895	18,900,316
Global Fund	3,159,128	28,713,361
Growth & Income Fund	1,165,705	-
Income & Growth Fund	11,954,498	63,124,855
International Equity Fund	2,955,099	1,214,401
Large Cap Growth Fund	2,955,815	4,998,584
Managed Volatility Fund	2,015,371	-
Mid Cap Growth Fund	2,899,486	56,969,107
Mid Cap Value Fund	12,507,747	41,702,774
Small Cap Growth Equity Fund	8,093,369	14,577,512
Small Company Value Fund	444,790	6,118,125
Small/Mid Cap Value Fund	1,752,551	22,557,185
Total Return Bond Fund	7,676,247	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain
Blue Chip Growth Fund	$32,478	$31,350,121
Equity Income Fund	11,528,073	32,481,902
Equity Index Fund	8,997,680	18,513,190
Focused Equity Fund	3,204,748	11,024,919
Foreign Fund	8,050,023	-
Fundamental Growth Fund	1,370,046	14,251,776
Fundamental Value Fund	4,677,319	15,548,061
Global Fund	2,880,184	18,112,120
Growth & Income Fund	1,199,185	-
Income & Growth Fund	5,911,133	19,943,443
International Equity Fund	2,912,998	-
Large Cap Growth Fund	5,221,204	22,755,669
Managed Volatility Fund	2,266,613	-
Mid Cap Growth Fund	2,119,102	41,984,034
Mid Cap Value Fund	12,193,913	23,588,398
Small Cap Growth Equity Fund	-	8,035,764
Small Company Value Fund	574,508	11,821,637
Small/Mid Cap Value Fund	1,463,885	12,957,743
Total Return Bond Fund	8,677,186	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2018:

Amount
Foreign Fund	$610,400
Global Fund	209,422
International Equity Fund	412,337

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2018, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$-	$52,442,781	$(59,459)	$116,309,494
Equity Income Fund	11,270,345	40,923,546	(87,701)	26,103,385
Equity Index Fund	16,182,916	46,915,165	(114,462)	207,199,224
Focused Equity Fund	2,443,895	4,583,485	(16,041)	991,476
Foreign Fund	5,562,645	4,636,330	(63,330)	(12,993,881)
Fundamental Growth Fund	800,702	21,185,964	(22,385)	8,550,983
Fundamental Value Fund	5,992,279	19,375,050	(30,162)	14,642,888

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Global Fund	$2,940,576	$13,188,882	$(30,088)	$15,722,524
Growth & Income Fund	1,443,154	12,954,715	(29,425)	31,860,594
Income & Growth Fund	7,814,137	8,012,333	(39,497)	(24,763,101)
International Equity Fund	4,167,639	10,979,227	(16,538)	(32,886,807)
Large Cap Growth Fund	571,996	12,609,401	(25,841)	18,354,360
Managed Volatility Fund	2,468,628	(5,688,779)	(48,736)	33,689,950
Mid Cap Growth Fund	4,508,508	61,457,198	(69,458)	71,401,478
Mid Cap Value Fund	11,246,040	38,140,933	(80,333)	(44,941,227)
Small Cap Growth Equity Fund	4,374,913	29,548,359	(48,600)	(428,871)
Small Company Value Fund	403,171	13,644,620	(15,637)	7,486,919
Small/Mid Cap Value Fund	2,996,229	21,734,450	(38,517)	(11,058,832)
Total Return Bond Fund	11,302,033	(9,618,890)	(52,435)	(4,645,326)

During the year ended December 31, 2018, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blue Chip Growth Fund	$(317,578)	$(214)	$317,792
Equity Income Fund	(19,602)	396,393	(376,791)
Equity Index Fund	919	(3,239,686)	3,238,767
Focused Equity Fund	137	679	(816)
Foreign Fund	519	(846,976)	846,457
Fundamental Growth Fund	185	81,770	(81,955)
Fundamental Value Fund	237	209,894	(210,131)
Global Fund	234	23,066	(23,300)
Growth & Income Fund	74,317	(21,656)	(52,661)
Income & Growth Fund	309	89,747	(90,056)
International Equity Fund	114	(48,467)	48,353
Large Cap Growth Fund	217	3	(220)
Managed Volatility Fund	417	(747,065)	746,648
Mid Cap Growth Fund	554	(28,796)	28,242
Mid Cap Value Fund	(419)	(438,868)	439,287
Small Cap Growth Equity Fund	408	(407,389)	406,981
Small Company Value Fund	123	15,566	(15,689)
Small/Mid Cap Value Fund	314	-	(314)
Total Return Bond Fund	407	(984,942)	984,535

The Funds did not have any unrecognized tax benefits at December 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments. In December 2017, the SEC issued a temporary final rule (“Temporary Rule”) that provides for a nine-month delay of N-PORT filing with the SEC. Under the Temporary Rule, those funds subject to the original June 1, 2018 compliance date will still be required to gather and maintain all of the data required by Form N-PORT as of the original reporting date and such information will be subject to examination by the SEC staff.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The amendments modify fair value measurement disclosures and are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amounts sought to be recovered from the Equity Income Fund and Equity Index Fund are approximately $4,562,800 and $207,706, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of

Notes to Financial Statements (Continued)

Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2018, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective February 5, 2019, Boston Partners Global Investors, Inc. replaced Wellington Management Company LLP as subadviser to the Fundamental Value Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund (collectively, the “Funds,” certain of the funds constituting MML Series Investment Fund):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds	Financial Highlights

MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund	For the years ended December 31, 2018, 2017, 2016, 2015, and 2014

MML International Equity Fund	For the years ended December 31, 2018, 2017, 2016, 2015 and the period from January 7, 2014 (commencement of operations) through December 31, 2014

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2019

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 70	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	111	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 60	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	111	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 64	Trustee	Since 2012	Retired.	111	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 72	Chairperson Trustee	Since 2016 Since 2003	Retired.	111	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 67	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	111	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 66	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	113^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 56	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	111	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Age: 73	Trustee	Since 2003	Retired.	113^	Director (since 2018), Jeffries Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technology, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 43	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting (since 2018), Head of Investment Consulting & Strategy (2017-2018), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	111

Andrew M. Goldberg Age: 52	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	111

Renee Hitchcock Age: 48	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	111

Jill Nareau Robert Age: 46	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	111

Douglas Steele Age: 43	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 54	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds and RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	111

Eric H. Wietsma Age: 52	Vice President	Since 2006	Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	111

Tina Wilson Age: 48	President Vice President	Since 2017 2016- 2017	President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Head of Investment Solutions Innovation, Product Management (since 2018), Senior Vice President (2014-2018), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2018, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blue Chip Growth Fund	93.16%
Equity Income Fund	97.64%
Equity Index Fund	93.75%
Focused Equity Fund	19.87%
Fundamental Growth Fund	69.28%
Fundamental Value Fund	92.86%
Global Fund	47.40%
Growth & Income Fund	100.00%
Income & Growth Fund	46.17%
Large Cap Growth Fund	29.79%
Managed Volatility Fund	100.00%
Mid Cap Value Fund	73.70%
Small Cap Growth Equity Fund	11.04%
Small Company Value Fund	100.00%
Small/Mid Cap Value Fund	100.00%

For the year ended December 31, 2018, the following Fund(s) earned the following foreign sources of income:

Amount
Foreign Fund	$8,013,238
Global Fund	2,644,845
International Equity Fund	4,679,295

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in September 2018, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), reviewed and approved a proposal to make changes to the existing subadvisory agreement between MML Advisers and Templeton Investment Counsel, LLC (“Templeton”) for the Foreign Fund in order to lower the subadvisory fee. In arriving at their decision, the Trustees discussed the fees payable to Templeton on behalf of the Foreign Fund by MML Advisers and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreement (the “September Amended Agreement”) was not excessive and the subadvisory fee amount under the September Amended Agreement was fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the September Amended Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The September Amended Agreement became effective on October 1, 2018.

At their meeting in December 2018, the Trustees, including the Independent Trustees, approved a new subadvisory agreement with Boston Partners Global Investors, Inc. (“Boston Partners”) for the Fundamental Value Fund (the “Fund” and the “New Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) Boston Partners and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that Boston Partners will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of Boston Partners; and (v) the fees payable to Boston Partners by MML Advisers for the Fund, the effect of such fees on the profitability to MML Advisers, and the subadvisory fees paid to Boston Partners by other funds with similar investment objectives as the Fund.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Other Information (Unaudited) (Continued)

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MML Advisers’ projected levels of profitability due to the New Subadvisory Agreement were not excessive and the subadvisory fee amount under the New Subadvisory Agreement is fair and reasonable; (iii) the investment processes, research capabilities, and philosophy of Boston Partners appear well suited to the Fund given its investment objective and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement became effective on February 5, 2019.

Also at their meeting in December 2018, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to the existing subadvisory agreement between MML Advisers and T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the Equity Income Fund in order to lower the subadvisory fee. In arriving at their decision, the Trustees discussed the fees payable to T. Rowe Price on behalf of the Equity Income Fund by MML Advisers and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreement (the “December Amended Agreement”) was not excessive and the subadvisory fee amount under the December Amended Agreement was fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the December Amended Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The December Amended Agreement became effective on January 1, 2019.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2018

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2018:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2018.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.79%	$911.90	$3.83	$1,021.30	$4.05
Service Class	1,000	1.04%	911.00	5.04	1,020.10	5.32
Equity Income Fund
Initial Class	1,000	0.76%	910.70	3.68	1,021.50	3.89
Service Class	1,000	1.01%	909.20	4.89	1,020.20	5.17
Equity Index Fund
Class I	1,000	0.43%	929.50	2.10	1,023.20	2.20
Class II	1,000	0.28%	930.30	1.37	1,023.90	1.44
Class III	1,000	0.13%	930.80	0.64	1,024.70	0.67
Service Class I	1,000	0.68%	928.00	3.32	1,021.90	3.48
Focused Equity Fund
Class II	1,000	0.90%	984.70	4.53	1,020.80	4.61
Service Class I	1,000	1.15%	984.00	5.78	1,019.50	5.89
Foreign Fund
Initial Class	1,000	0.98%	874.40	4.66	1,020.40	5.02
Service Class	1,000	1.23%	874.10	5.84	1,019.10	6.29

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Fundamental Growth Fund
Class II	$1,000	0.84%	$926.40	$4.10	$1,021.10	$4.30
Service Class I	1,000	1.09%	926.60	5.32	1,019.80	5.58
Fundamental Value Fund
Class II	1,000	0.79%	907.70	3.82	1,021.30	4.05
Service Class I	1,000	1.04%	906.90	5.03	1,020.10	5.32
Global Fund
Class I	1,000	0.83%	922.40	4.04	1,021.10	4.25
Class II	1,000	0.83%	922.30	4.04	1,021.10	4.25
Service Class I	1,000	1.08%	920.90	5.26	1,019.90	5.53
Growth & Income Fund
Initial Class	1,000	0.57%	935.10	2.80	1,022.50	2.92
Service Class	1,000	0.82%	934.00	4.02	1,021.20	4.20
Income & Growth Fund
Initial Class	1,000	0.70%	905.20	3.38	1,021.80	3.59
Service Class	1,000	0.95%	904.30	4.58	1,020.50	4.86
International Equity Fund
Class II	1,000	1.00%	824.10	4.62	1,020.30	5.12
Service Class I	1,000	1.25%	823.10	5.78	1,019.00	6.40
Large Cap Growth Fund
Initial Class	1,000	0.72%	944.70	3.55	1,021.70	3.69
Service Class	1,000	0.97%	942.70	4.78	1,020.40	4.97
Managed Volatility Fund
Initial Class	1,000	1.04%	957.00	5.16	1,020.10	5.32
Service Class	1,000	1.29%	955.80	6.39	1,018.80	6.60
Mid Cap Growth Fund
Initial Class	1,000	0.81%	932.20	3.97	1,021.20	4.15
Service Class	1,000	1.06%	930.90	5.19	1,020.00	5.43
Mid Cap Value Fund
Initial Class	1,000	0.89%	877.30	4.23	1,020.80	4.56
Service Class	1,000	1.14%	875.70	5.42	1,019.60	5.83
Small Cap Growth Equity Fund
Initial Class	1,000	1.08%	859.60	5.09	1,019.90	5.53
Service Class	1,000	1.33%	858.50	6.26	1,018.60	6.80
Small Company Value Fund
Class II	1,000	0.97%	840.80	4.53	1,020.40	4.97
Service Class I	1,000	1.23%	839.00	5.73	1,019.10	6.29
Small/Mid Cap Value Fund
Initial Class	1,000	0.80%	829.40	3.71	1,021.30	4.10
Service Class	1,000	1.05%	828.50	4.87	1,020.00	5.38
Total Return Bond Fund
Class II	1,000	0.60%	1,013.00	3.06	1,022.30	3.08
Service Class I	1,000	0.85%	1,012.30	4.33	1,021.00	4.35

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2018, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45237-01

American Funds Insurance Series®
Annual report for the year ended December 31, 2018

We believe in
investing in global
companies for
the long term.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	Fund reviews

Investment portfolios

46	Global Growth Fund
48	Global Small Capitalization Fund
52	Growth Fund
55	International Fund
58	New World Fund®
61	Blue Chip Income and Growth Fund
64	Global Growth and Income Fund
67	Growth-Income Fund
70	International Growth and Income Fund
73	Capital Income Builder®
78	Asset Allocation Fund
84	Global Balanced Fund
90	Bond Fund
96	Global Bond Fund
103	High-Income Bond Fund
107	Mortgage Fund
111	Ultra-Short Bond Fund
112	U.S. Government/AAA-Rated Securities Fund
117	Managed Risk Growth Fund
119	Managed Risk International Fund
121	Managed Risk Blue Chip Income and Growth Fund
123	Managed Risk Growth-Income Fund
125	Managed Risk Asset Allocation Fund
126	Financial statements

Fellow investors:

Global equity markets, pressured by rising interest rates and a slowing global economy, fell on an annual basis for the first time since 2015, as measured by the 9.42% decline in the MSCI ACWI (All Country World Index).1,2 Tighter monetary policy, potentially peaking earnings and a brewing trade war involving the U.S., China and Europe reverberated around the world, halting one of the longest-running bull markets in history.

Despite strong corporate earnings and economic growth boosted by tax cuts early in the year, a decline of 4.50% was recorded by the MSCI USA Index.1,3 The nation’s GDP is estimated to have grown at an annualized 3.4% in the third quarter with the U.S. unemployment rate remaining at 3.7% in November, the lowest level in nearly 50 years. However, a series of trade-related issues between the U.S. and China that elevated geopolitical tensions, combined with political turmoil and high valuation in the U.S., contributed to a decline in the fourth quarter that wiped out the gains of the previous three quarters. Meanwhile, the Federal Reserve raised the benchmark federal funds rate to a range of 2.25% to 2.50%. The Fed continued on its path to reduce the size of its balance sheet and raised rates by a quarter percentage point four times over the past 12 months. This added to investor unease by the time they got to the fourth increase.

In Europe, worries over trade, delays in reaching a separation agreement between the U.K. and the European Union, and a general retreat in favor of U.S. equities hurt markets. The MSCI Europe Index1 fell 14.86% with Germany (-22.17%), Italy (-17.75%), France (-12.76%) and the U.K. (-14.15%) all registering double-digit losses. In an unexpected shift from the prior year, the European economy lurched to a near halt. Deteriorating trade relations also weighed on European stocks, given the region’s dependence on international trade. Adding to those concerns, the European Central Bank ended its bond-buying stimulus program in December, removing a degree of support for the economy. As business sentiment dropped, eurozone economic growth slowed to an annualized 0.6% in the third quarter, down from 2.3% at the end of 2017. Elsewhere among developed markets, Japanese equities declined 12.88% as the economy stumbled, contracting for the first time since 2015. Private consumption faltered and output declined, owing partly to natural disasters that hurt exports and tourism.

Emerging markets stocks also fell (the MSCI Emerging Markets Investable Market Index1,4 was down 15.05%), dragged down by China’s weakening economy, heightened U.S.-China trade frictions and a rally in the U.S. dollar. In China, selling intensified as the economy decelerated and its trade clash with the U.S. escalated. Chinese stocks (-18.74%) posted their worst annual return since 2011, as shares of their leading technology-related companies fell from lofty levels. Individual market economies

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes.

[1]	Source: MSCI.
[2]	The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[3]	The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market. Results reflect dividends gross of withholding taxes.
[4]	MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization-weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes.

American Funds Insurance Series	1

— Brazil and Turkey most notably — were impacted by idiosyncratic political and economic developments.

In bond markets, U.S. corporate investment-grade securities (rated BBB/ Baa and above) declined 2.51% (as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index5,6), while U.S. high-yield corporate debt slipped 2.08% (as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index5,7). More broadly, the Bloomberg Barclays Global Aggregate Index5,8 was down 1.20%, while the Bloomberg Barclays U.S. Aggregate Index5,9 was virtually unchanged at 0.01%. The 10-year Treasury yield, which stood at 2.40% on December 31, 2017, rose marginally to finish at 2.69%. The J.P. Morgan Emerging Markets Bond Index – Global10 lost 4.61%.

In currency markets, the U.S. dollar rose against most currencies. The euro (-4.80%), British pound (-5.85%) and Canadian dollar (-8.26%) all experienced headwinds from a stronger U.S. dollar. Although most currencies slipped, the Japanese yen was a rare gainer, as it rose 2.68% against the dollar.

Looking ahead

All over the globe, economies appear to be slowing down and equity markets are exhibiting volatility. The current environment is rife with uncertainty, from trade-related disputes to geopolitical tensions to elevated debt levels. We will be following and analyzing each of these issues. But now that these uncertainties have been priced into markets, we can utilize these new lower valuations as we search for securities that are attractive on a longer-term basis. We’re careful by nature, and we know that after a period when everyone is very concerned, it is usually a good time to pick one’s head up and look around for bargains.

Our time-tested approach — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 12, 2019

[5]	Source: Bloomberg Index Services Ltd.
[6]	The Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[7]	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	The Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[9]	The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[10]	The J.P. Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for Global Growth and Income Fund from May 1, 2006, through December 31, 2008, for International Growth and Income Fund from November 18, 2008, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Growth-Income Fund. The waivers and reimbursements will be in effect through at least May 1, 2020, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series — International FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth FundSM and American Funds Insurance Series — U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund slipped 8.81% for the 12 months ended December 31, 2018, compared with a 9.42% decrease for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

An eclectic mix of financials and consumer discretionary investments boosted the fund’s relative returns. Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, and was the top contributor to the fund’s relative returns. Investments in information technology were the biggest drag on relative results led by AAC Technologies Holdings, Tencent and Facebook, losing ground as a broad selloff continued in the formerly high-flying sector.

On a geographic basis, stocks of companies domiciled in the U.S., Germany and India were additive to relative results, while stocks of companies based in the U.K., China and Brazil lagged.

Despite market volatility, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Country diversification	Percent of net assets
The Americas
United States	43.6%
Other	1.2
44.8

Europe
United Kingdom	6.8
Netherlands	5.0
France	4.4
Switzerland	3.8
Germany	1.8
Russian Federation	1.3
Sweden	1.1
Other	2.8
27.0

Asia/Pacific Basin
China	4.7
Japan	4.4
Taiwan	4.3
Hong Kong	3.2
India	1.9
Other	2.4
20.9

Other regions
South Africa	1.7

Short-term securities & other assets less liabilities	5.6

Total	100.0%

Largest equity securities	Percent of net assets
Amazon	6.24%
TSMC	3.82
Alphabet	3.54
ASML	3.32
Microsoft	2.92
Visa	2.74
Alibaba Group	2.32
AIA Group	2.26
Broadcom	2.25
Airbus Group	1.91

4	American Funds Insurance Series

Global Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since April 30, 1997)	ratio

Class 1	–8.81%	5.92%	11.96%	9.16%	.55%
Class 1A	–9.02	5.66	11.69	8.89	.80
Class 2	–9.04	5.65	11.69	8.89	.80
Class 4	–9.24	5.39	11.45	8.64	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund declined 10.31% for the 12 months ended December 31, 2018. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, fell 14.39%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

Fund holdings in the health care sector, which includes investments across multiple sub-segments from biotechnology and pharmaceuticals to life sciences tools and services, aided returns. Evolent Health contributed to the fund’s results as the benefits of value-based care gained support. However, the fund’s investments in consumer discretionary stocks, such as Tele Columbus and Melco International Development, hurt results amid market volatility and weak economic data from the Eurozone and China.

While investments in U.S. companies were additive to relative returns, investments in companies domiciled in Hong Kong detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to revolutionize industries and benefit shareholders. Innovation at smaller health care companies, for example, helps facilitate breakthroughs and the biotechnology industry is an area of interest due to continuous improvements in drug research methods and approval processes. The fund also currently invests in nearly 300 companies diversified across geographies. Political uncertainty in both the U.S. and U.K. leads to some concerns about business confidence in the short term. As always, we maintain our commitment to investing for the long term and believe our rigorous bottom-up research into each potential equity investment can help achieve this goal.

Country diversification	Percent of net assets
The Americas
United States	42.4%
Brazil	1.5
Canada	1.2
Other	.7
45.8

Asia/Pacific Basin
India	5.8
Japan	5.5
China	4.7
Hong Kong	2.6
Philippines	1.8
South Korea	1.2
Thailand	1.0
Taiwan	1.0
Other	1.1
24.7

Europe
United Kingdom	7.3
Germany	2.2
Sweden	2.0
Switzerland	1.1
Italy	1.1
Other	4.9
18.6

Short-term securities & other assets less liabilities	10.9

Total	100.0%

Largest equity securities	Percent of net assets
GW Pharmaceuticals	2.19%
Insulet	1.87
Kotak Mahindra Bank	1.54
Paycom	1.44
Allakos	1.27
Molina Healthcare	1.21
Five Below	1.18
International Container Terminal Services	1.17
iRhythm	1.17
Integra LifeSciences Holdings	1.14

6	American Funds Insurance Series

Global Small Capitalization Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since April 30, 1998)	ratio

Class 1	–10.31%	3.57%	11.32%	8.73%	.74%
Class 1A	–10.56	3.32	11.04	8.46	.99
Class 2	–10.55	3.32	11.04	8.46	.99
Class 4	–10.80	3.06	10.77	8.19	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund marginally lost 0.01% for the 12 months ended December 31, 2018, compared with a 4.38% decline in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Investments in the information technology and consumer discretionary sectors boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company ServiceNow. While Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, ServiceNow benefited from increased demand for cloud services. Exposure to the energy sector detracted from fund results as oil prices plummeted on concerns of excess supply.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.4% in the third quarter, the fund’s portfolio managers are keeping a close watch on the impact of interest rate hikes on economic activity and the outlook for corporate profit growth in the U.S. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities	Percent of net assets
Microsoft	4.53%
Facebook	4.20
Broadcom	3.70
UnitedHealth Group	3.59
Amazon	3.40
Alphabet	3.05
Netflix	2.74
Tesla	2.57
Regeneron Pharmaceuticals	2.14
Intuitive Surgical	1.92

8	American Funds Insurance Series

Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	–0.01%	10.47%	15.00%	12.44%	.34%
Class 1A	–0.26	10.20	14.72	12.16	.59
Class 2	–0.25	10.19	14.72	12.16	.59
Class 3	–0.18	10.26	14.80	12.24	.52
Class 4	–0.50	9.92	14.45	11.89	.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 12.94% for the 12 months ended December 31, 2018. That compares to the 14.20% decline of its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

In the fund, stocks in the financials sector generated the highest relative returns. Within the sector, HDFC Bank reported profit growth in the second quarter and AIA Group reported strong earnings for the first half of the year. On the flip side, investments in consumer staples companies were a drag on results. Within the sector, British American Tobacco hindered results amid pressure from competition and regulation.

The fund’s portfolio managers continue to monitor key indicators in advanced countries — from wage growth and inflation dynamics to the impact of technology and demographics on productivity — as they seek the flexibility to pivot to areas of opportunity. Our focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping us identify companies that we believe represent the best value over the long term.

Country diversification	Percent of net assets
Asia/Pacific Basin
Japan	13.1%
China	9.6
Hong Kong	7.3
India	7.0
South Korea	3.7
Philippines	1.1
Australia	1.0
Other	1.1
43.9

Europe
United Kingdom	11.5
France	10.2
Switzerland	5.1
Germany	2.8
Spain	2.4
Netherlands	1.4
Ireland	1.1
Other	1.8
36.3

The Americas
Canada	2.9
Brazil	2.0
United States	1.7
Mexico	.4
7.0

Other regions
Israel	1.2
Other	.6
1.8

Short-term securities & other assets less liabilities	11.0

Total	100.0%

Largest equity securities	Percent of net assets
AIA Group	3.78%
HDFC Bank	3.21
Airbus	3.12
Novartis	3.11
Tencent	2.22
Shire	2.17
Samsung Electronics	1.90
Pernod Ricard	1.69
Alibaba Group	1.68
Royal Dutch Shell	1.53

10	American Funds Insurance Series

International Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since May 1, 1990)	ratio

Class 1	–12.94%	2.26%	7.93%	7.72%	.53%
Class 1A	–13.11	2.02	7.67	7.45	.78
Class 2	–13.13	2.01	7.65	7.45	.78
Class 3	–13.10	2.07	7.73	7.53	.71
Class 4	–13.41	1.75	7.41	7.19	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 13.83% for the 12 months ended December 31, 2018. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 9.42%. The MSCI Emerging Markets Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), decreased by 14.58%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. In emerging markets, Russia was impacted by U.S. sanctions, while Argentina suffered from a currency crisis as the peso collapsed more than 45% against the greenback.

Investments in the energy sector were beneficial to the fund. Reliance Industries rose led by strong earnings growth from its petrochemical business. The company also benefited from continued expansion and success of its telecommunications network Jio. Among detractors, investments in the financials sector hurt results with Grupo Financiero Galicia hindering returns, despite reporting a rise in second-quarter profits from the same period in 2017. Investments in tobacco companies such as British American Tobacco were also a drag on results due to concerns about nicotine regulation in the U.S., as well as competition from vaping and heat-not-burn products.

At this point in the market cycle and amid increased volatility, selectivity and close attention to individual holdings are particularly important. The fund’s portfolio managers continue to pursue a bottom-up approach to investing and continue to search for undervalued companies with solid foundations around the world.

Country diversification	Percent of net assets
Asia/Pacific Basin
India	13.0%
China	10.3
Japan	4.8
Taiwan	3.1
Hong Kong	2.9
Other	3.3
37.4

The Americas
United States	15.5
Brazil	9.1
Canada	1.3
Other	2.6
28.5

Europe
United Kingdom	4.9
France	2.3
Russian Federation	2.1
Switzerland	2.1
Germany	1.3
Other	2.3
15.0

Other regions
Other	2.0

Short-term securities & other assets less liabilities	17.1

Total	100.0%

Largest equity securities	Percent of net assets
Reliance Industries	6.16%
TSMC	2.89
HDFC Bank	2.71
Alphabet	2.21
AIA Group	1.79
Alibaba Group	1.76
PagSeguro Digital	1.75
Vale	1.74
British American Tobacco	1.62
B3	1.48

12	American Funds Insurance Series

New World Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since June 17, 1999)	ratio

Class 1	–13.83%	1.14%	7.87%	7.51%	.76%
Class 1A	–14.02	0.89	7.61	7.24	1.01
Class 2	–14.04	0.89	7.61	7.24	1.01
Class 4	–14.25	0.63	7.35	6.98	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund lost 8.45% for the 12 months ended December 31, 2018, trailing its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, which declined 4.38%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Over the fiscal year, stock selection in the materials sector helped marginally boost relative returns, while positions in health care and industrials lagged, as did holdings among the less-cyclical consumer staples sector. In particular, tobacco companies were hurt by concerns about nicotine regulation in the U.S., as well as competition from vaping and heat-not-burn products. The fund was also disadvantaged by its lower holding of select, U.S. growth stocks.

The fund’s portfolio managers are keeping a close watch on the U.S. economy. Portfolio managers continue to favor more stable, high-dividend-paying companies that are likely to hold up better in weak markets, while providing consistent income and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities	Percent of net assets
AbbVie	7.70%
Abbott Laboratories	5.19
Lowe’s	3.58
Amgen	3.43
Microsoft	3.30
Intel	3.22
EOG Resources	2.95
Gilead Sciences	2.93
Philip Morris International	2.78
QUALCOMM	2.72

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since July 5, 2001)	ratio

Class 1	–8.45%	7.55%	12.12%	5.91%	.41%
Class 1A	–8.67	7.30	11.85	5.65	.66
Class 2	–8.66	7.28	11.86	5.64	.66
Class 4	–8.92	7.01	11.63	5.41	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund declined 9.36% for the 12 months ended December 31, 2018, compared with a 9.42% decrease in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

Several sectors including health care contributed to the fund’s returns. Health care companies UnitedHealth Group and Centene rallied on solid earnings reports and were among the top contributors to results. On the downside, investments in information technology – representing the fund’s largest sector holding – were a drag on relative results led by PagSeguro and AAC Technologies Holdings, losing ground as a broad selloff continued in the formerly high-flying sector.

With quantitative easing programs ending or set to end and slower economic growth in the U.S. and Europe, the fund’s portfolio managers remain cautiously optimistic about prospects for the global economy. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with sustainable dividends and income.

Country diversification	Percent of net assets
The Americas
United States	37.5%
Brazil	6.0
Canada	1.5
Other	.2
45.2

Europe
France	6.5
United Kingdom	5.8
Switzerland	3.7
Germany	2.6
Denmark	2.1
Netherlands	2.1
Spain	1.2
Italy	1.0
Other	1.6
26.6

Asia/Pacific Basin
Japan	6.8
Taiwan	3.8
India	3.6
China	2.3
Hong Kong	1.6
Australia	1.3
Other	2.2
21.6

Other regions
Israel	.5

Short-term securities & other assets less liabilities	6.1

Total	100.0%

Largest equity securities	Percent of net assets
Nintendo	4.24%
TSMC	3.85
UnitedHealth Group	3.74
Airbus Group	3.12
Reliance Industries	2.83
Vale	2.49
Microsoft	2.33
Nestlé	2.18
Alphabet	2.04
Broadcom	2.04

16	American Funds Insurance Series

Global Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

Class 1	–9.36%	5.26%	10.84%	5.87%	.63%
Class 1A	–9.62	5.03	10.59	5.62	.88
Class 2	–9.63	4.97	10.56	5.60	.88
Class 4	–9.89	4.71	10.31	5.36	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund lost 1.55% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Regarding the fund, investments in the consumer discretionary sector contributed the most to the fund’s relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments. On the downside, investments in the energy sector, such as EOG Resources and Schlumberger, detracted from the fund’s results as oil prices plummeted on concerns of a glut.

Largest equity holdings	Percent of net assets
Microsoft	3.30%
Alphabet	2.32
AbbVie	2.25
Facebook	2.18
UnitedHealth Group	1.91
Amazon	1.76
Broadcom	1.69
JPMorgan Chase	1.63
Intel	1.56
Gilead Sciences	1.49

18	American Funds Insurance Series

Growth-Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–1.55%	8.79%	13.26%	11.06%	.28%
Class 1A	–1.78	8.53	12.98	10.78	.53
Class 2	–1.79	8.51	12.98	10.78	.53
Class 3	–1.72	8.59	13.05	10.86	.46
Class 4	–2.05	8.24	12.71	10.51	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund declined 11.00% for the 12 months ended December 31, 2018, compared to the 14.20% decline in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

An eclectic mix of stocks contributed to the fund’s relative returns led by companies in the industrials and utilities sectors. Danish energy group Ørsted recorded double-digit returns and was among the top contributors to the fund’s returns as the company reported strong third-quarter profits from operational wind farms. On the downside, investments in the consumer staples sector was a weak spot. British American Tobacco detracted from relative results amid pressure from competition and regulation.

The fund’s portfolio managers continue to monitor global geopolitics that may derail economic growth, and are optimistic that global research combined with the fund’s flexible mandate will help us identify attractive investment opportunities.

Country diversification	Percent of net assets
Europe
United Kingdom	20.4%
France	9.5
Switzerland	5.3
Germany	4.1
Spain	3.1
Denmark	2.2
Sweden	1.9
Netherlands	1.5
Russian Federation	1.3
Norway	1.0
Other	.7
51.0

Asia/Pacific Basin
China	7.4
Japan	7.4
Hong Kong	6.5
India	4.0
South Korea	3.0
Philippines	1.1
Thailand	1.0
Other	1.5
31.9

The Americas
Brazil	3.1
Other	1.7
4.8

Other regions
Turkey	1.8
Other	.8
2.6

Short-term securities & other assets less liabilities	9.7

Total	100.0%

Largest equity securities	Percent of net assets
Royal Dutch Shell	4.56%
Shire	4.04
Rio Tinto	3.11
HDFC Bank	2.79
Novartis	2.72
British American Tobacco	2.56
Sun Hung Kai Properties	2.37
Ørsted	2.20
CK Asset Holdings	2.15
Zurich	2.06

20	American Funds Insurance Series

International Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	–11.00%	0.83%	7.19%	8.05%	.66%
Class 1A	–11.24	0.60	6.93	7.79	.91
Class 2	–11.23	0.58	6.92	7.77	.91
Class 4	–11.46	0.33	6.69	7.54	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, lost 6.77% for the 12 months ended December 31, 2018. During the same period, the MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 9.42%. The Bloomberg Barclays U.S. Aggregate Index,2 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was virtually unchanged and returned 0.01%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 lost 6.48%. The Lipper Global Equity Income Funds Average4, a measure of similar funds, fell 9.41%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

In the equity portfolio, the best contributors to the fund in relative terms were the financials and real estate sectors. A mix of stocks such as CME Group and American Tower contributed to results on the back of strong third quarter earnings that beat analyst estimates. The fund’s fixed income portfolio was also additive to results and benefited from duration positioning.

On the downside, the consumer staples sector, which comprised the second-largest share of the fund’s equity holdings, detracted from returns. Tobacco firms Philip Morris International and British American Tobacco fell due to competition from next-generation smoking products, such as JUUL.

The current market environment is rife with uncertainty. Given that the U.S. is late in the economic cycle, the fund’s portfolio managers are paying close attention to companies’ leverage and are more sharply focused on monitoring balance sheets. They seek to avoid companies that take on debt to pay dividends, and are focused on identifying companies with strong business models and a commitment to paying and growing dividends over time. Higher interest rates should also allow portfolio managers to reinvest bond coupon payments into higher yielding securities, thereby generating more income from the bond portfolio.

Country diversification	Percent of net assets
The Americas
United States	56.1%
Canada	2.6
58.7

Europe
United Kingdom	12.4
France	3.4
Switzerland	2.9
Sweden	2.0
Italy	1.5
Netherlands	1.0
Other	2.7
25.9

Asia/Pacific Basin
Hong Kong	3.1
Taiwan	2.3
Japan	1.3
Singapore	1.2
New Zealand	1.0
Other	.4
9.3

Short-term securities & other assets less liabilities	6.1

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

		Lifetime	Expense
	1 year	(since May 1, 2014)	ratio

Class 1	–6.77%	1.82%	.54%
Class 1A	–7.01	1.57	.79
Class 2	–7.08	1.68	.79
Class 4	–7.25	1.31	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 4.35% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 0.01%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index,3 slipped 2.35%.

U.S. equities declined for the first time since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

Investments in the health care sector — one of the fund’s largest sector holdings — contributed to the fund’s returns. Molina Healthcare, UnitedHealth Group and Express Scripts boosted results, as all three companies had double-digit returns, which were on the back of strong third-quarter earnings for UnitedHealth Group and Express Scripts. On the downside, energy stocks detracted from returns as oil prices slipped due to fears of growing U.S. output and weaker global demand. The fund’s fixed income holdings were also a drag on returns due to curve positioning.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Largest equity securities	Percent of net assets
Microsoft	2.88%
TSMC	2.26
Broadcom	2.21
UnitedHealth Group	2.19
Johnson & Johnson	1.95
DowDuPont	1.81
Boeing	1.60
Philip Morris International	1.58
Nestlé	1.47
Cigna	1.40

24	American Funds Insurance Series

Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since August 1,1989)	ratio

Class 1	–4.35%	5.60%	10.44%	8.22%	.29%
Class 1A	–4.58	5.35	10.17	7.95	.54
Class 2	–4.60	5.33	10.16	7.95	.54
Class 3	–4.49	5.41	10.24	8.03	.47
Class 4	–4.83	5.07	9.93	7.70	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund declined 5.81% for the 12 months ended December 31, 2018. The MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), lost 9.42%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), fell 1.20%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index3, a blend of the two indexes, slipped 6.00%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities.

Investments in the health care sector boosted the fund’s returns led by companies such as U.S. health insurer Humana. The company’s shares hit new highs on the back of strong third-quarter earnings and amid a wider boost to the health insurance sector following U.S. congressional mid-term elections.

On the flip side, investments in consumer staples companies hindered results. In particular, tobacco companies were hurt by concerns about nicotine regulation in the U.S. and increased competition. Fixed income investments also detracted from returns led by the fund’s exposure to emerging market debt.

While there is reason for caution in the global outlook, there are broad themes that offer the fund’s portfolio managers investment opportunities. Equity investments in health care and technology can provide exposure to innovations with significant growth potential. Within fixed income, portfolio managers see pockets of opportunities in emerging markets, such as Mexico and Poland, where selling in response to higher rates belies underlying strengths.

Largest sectors in common stock holdings	Percent of net assets
Information technology	11.3%
Financials	8.1
Health care	7.5
Industrials	6.8
Energy	5.0

Largest fixed income holdings (by issuer)
U.S. Treasury	12.5
Japanese Government	4.3
Mexican Government	1.2
Polish Government	1.1
Fannie Mae	1.1

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short–term securities & other assets less liabilities	Total
U.S. dollars	29.2%	21.3%	.3%	6.3%	57.1%
Euros	7.4	3.6	.4	—	11.4
Japanese yen	2.8	4.3	.7	—	7.8
British pounds	6.3	.7	.7	—	7.7
Hong Kong dollars	2.5	—	—	—	2.5
Swiss francs	2.1	—	—	—	2.1
Danish kroner	1.0	.6	—	—	1.6
Taiwan new dollar	1.5	—	—	—	1.5
Other currencies	3.9	6.5	(2.1)	—	8.3
					100.0%

Largest equity securities	Percent of net assets
Nintendo	1.55%
ASML	1.54
TSMC	1.46
Merck	1.39
Microsoft	1.34
Boeing	1.34
JPMorgan Chase	1.29
Humana	1.28
HSBC Holding	1.22
PagSeguro	1.13

26	American Funds Insurance Series

Global Balanced Fund

How a $10,000 investment has grown

Average annual  total returns based on a $1,000 investment

For periods ended December 31, 2018

			Lifetime	Expense
	1 year	5 years	(since May 2, 2011)	ratio

Class 1	–5.81	3.66%	4.75%	.72%
Class 1A	–6.03	3.43	4.51	.97
Class 2	–6.01	3.40	4.49	.97
Class 4	–6.31	3.29	4.38	1.22

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund slipped 0.45% for the 12 months ended December 31, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was flat and returned 0.01%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

The fund’s exposure to higher-yielding securities contributed to results. Bond investments across a mix of issuers and sectors exposed the fund to idiosyncratic risks and an underweight position in U.S. Treasuries detracted from results.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. The Fed is well ahead of its peers on its path to monetary policy normalization that may help contribute to a more stable environment for interest rate hikes. The fund’s portfolio managers are optimistic about total returns against such a backdrop and for investing in a spectrum of U.S. fixed income securities.

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	28.9%
Fannie Mae	12.3
Freddie Mac	5.5
Ginnie Mae	4.8
Mexican Government	2.6
Teva Pharmaceutical	1.7
State of Illinois	1.3
Portuguese Government	1.3
Bank of America	1.1
Japanese Government	1.1

28	American Funds Insurance Series

Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since January 2, 1996)	ratio

Class 1	–0.45%	2.52%	4.16%	4.51%	.38%
Class 1A	–0.60	2.29	3.91	4.26	.63
Class 2	–0.71	2.27	3.90	4.25	.63
Class 4	–0.89	2.03	3.66	4.00	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund slipped 1.14% for the 12 months ended December 31, 2018. This was in line with the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above) that declined 1.20%.

U.S. Treasury bonds rose modestly, boosted by safe-haven buying as volatile financial markets sent investors fleeing for cover. The positive gains, however, masked a more tumultuous year as rising U.S. interest rates jolted markets around the world. The U.S. dollar also strengthened in response to higher rates and quantitative tightening. Investment-grade and high-yield corporate bonds finished the year in negative territory, as did emerging markets debt. Meanwhile, the Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50%.

Country allocation contributed the most to the fund’s relative returns, driven by above-benchmark investments in Polish, Indian and Brazilian debt. On the downside, duration positioning and currency exposure hampered returns. Emerging market currencies were particularly under pressure due to a stronger dollar, and investments in the Indian rupee hindered results.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

		Percent of net assets
Currency weighting (after hedging) by country
United States[2]		47.5%
Japan		16.9
Eurozone[3]		15.7
United Kingdom		5.0
Mexico		3.6
Poland		2.5
Denmark		1.7
Other		7.1
Total		100.0%

Non-U.S. government bonds by country
Eurozone[3]:
Germany	2.7%
Spain	2.0
Italy	1.4
Other	2.0	8.1%
Japan		11.9
Poland		3.8
Mexico		3.5
India		2.2
United Kingdom		2.0
Brazil		1.6
Romania		1.6
Thailand		1.3
Other		11.7
Total		47.7%

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	18.2%
Japanese Government	11.9
Mexican Government	3.9
Polish Government	3.8
Nykredit Realkredit	3.1
Fannie Mae	2.6
German Government	2.5
Indian Government	2.0
Spanish Government	2.0
Brazilian Government	1.7

30	American Funds Insurance Series

Global Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since October 4, 2006)	ratio

Class 1	–1.14%	1.31%	3.04%	3.75%	.57%
Class 1A	–1.29	1.10	2.80	3.51	.82
Class 2[4]	–1.33	1.04	2.78	3.49	.82
Class 4	–1.61	0.80	2.57	3.27	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 13.7%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Ireland, Italy, Portugal and Spain.
[4]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund declined 2.15% for the 12 months ended December 31, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures non-investment-grade bonds and limits the exposure of an issuer to 2%, fell 2.08%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

While the fund’s returns were in line with the benchmark, an allocation to select industries contributed to relative returns — an underweight position in consumer cyclicals and an overweight position in technology boosted results.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market. While we are monitoring the Federal Reserve’s tightening monetary policy, the higher yields and relatively short duration of high-yield bonds should help mitigate any impact from rising rates.

Largest holdings (by issuer)	Percent of net assets
Bausch Health Companies	2.6%
Tenet Healthcare	1.9
Cheniere Energy	1.9
Frontier Communications	1.8
First Quantum Minerals	1.8
iHeartMedia, Inc.	1.6
Petsmart	1.5
Cleveland-Cliffs	1.4
CCO Holdings LLC and CCO Holdings Capital	1.3
Gogo	1.2

32	American Funds Insurance Series

High-Income Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	–2.15%	3.01%	8.79%	8.55%	.50%
Class 1A	–2.35	2.78	8.53	8.28	.75
Class 2	–2.34	2.77	8.51	8.28	.75
Class 3	–2.33	2.82	8.58	8.35	.68
Class 4	–2.64	2.50	8.30	8.02	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 0.58% for the 12 months ended December 31, 2018, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 0.99%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

The fund’s allocation to Treasuries, Agency debentures, and high-quality liquid asset-backed securities contributed to relative results as agency mortgage-backed securities lagged some of the other sectors during the calendar year. Duration had little impact and on the downside the fund’s yield curve position detracted from results.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund — providing current income and protecting capital. The fund’s relatively low allocation to agency mortgage-backed securities, combined with an interest rate stance that anticipates that the yield curve will steepen, are positions that the portfolio managers expect will contribute to relative results in the future as markets evolve. As the Fed continues to withdraw liquidity by divesting Treasuries and mortgage securities from its balance sheet, more attractive valuations for mortgage investments are expected to emerge.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Freddie Mac	6.3%
Ginnie Mae	21.5
Fannie Mae	18.1	45.9%
Other		26.0
Total		71.9%

34	American Funds Insurance Series

Mortgage Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

			Lifetime	Expense
	1 year	5 years	(since May 2, 2011)	ratio

Class 1	0.58%	2.42%	2.34%	.48%
Class 1A	0.36	2.17	2.09	.73
Class 2	0.32	2.16	2.09	.73
Class 4	0.07	1.92	1.91	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 1.58% for the 12 months ended December 31, 2018, compared with a 1.99% rise in the Bloomberg Barclays Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

The fund’s returns were higher than in 2017 as the Federal Reserve continued on its path to reducing the size of its balance sheet, raising rates by a quarter percentage point four times over the past 12 months, to the current range of 2.25% to 2.50%. Given an increase in interest rates to reassure investors of persistent U.S. economic strength, the fund’s portfolio managers believe the fund has the potential to provide current income.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	1.58%	0.37%	0.10%	3.44%	.35%
Class 1A	1.58	0.23	–0.10	3.19	.60
Class 2	1.36	0.13	–0.15	3.18	.60
Class 3	1.38	0.18	–0.09	3.25	.53
Class 4	1.14	–0.06	–0.33	2.94	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets
Commercial paper	69.8%
U.S Treasury bills	24.4
Federal agency discount notes	5.9
Other assets less liabilities	(.1)
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 0.91% for the 12 months ended December 31, 2018, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 0.93%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

During the period, curve positioning led by higher yields contributed to relative returns. On the downside, TIPS (Treasury inflation protected securities) detracted from relative returns as inflation expectations fell in the fourth quarter of 2018.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes in the near future will be at a gradual pace and believe this can lead to a steepening yield curve and higher inflation expectations.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Fannie Mae	12.3%
Ginnie Mac	4.7
Freddie Mac	2.5	19.5%
15-year pass-throughs		2.3
Other		6.8
Total		28.6%

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since December 2, 1985)	ratio

Class 1	0.91%	2.26%	2.69%	5.71%	.36%
Class 1A	0.70	2.04	2.45	5.45	.61
Class 2	0.73	2.01	2.44	5.45	.61
Class 3	0.71	2.07	2.50	5.52	.54
Class 4	0.50	1.75	2.22	5.20	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund slipped 0.04% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive1 fell 2.51%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, lost 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Growth Fund.

The underlying Growth Fund’s investments in consumer discretionary added to returns, while investments in communication services detracted from the fund’s results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

		Lifetime	Gross expense	Net expense
	1 year	(since May 1, 2013)	ratio	ratio

Class P1	–0.04%	7.94%	.77%	.72%
Class P2	–0.37	7.62	1.02	.97

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 10.11% for the 12 months ended December 31, 2018, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which fell 10.15%. The MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), decreased by 14.20%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying International Fund.

The underlying International Fund’s investments in the financials sector added to returns, while investments in the consumer staples sector hindered the fund’s results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

		Lifetime	Gross expense	Net expense
	1 year	(since May 1, 2013)	ratio	ratio

Class P1	–10.11%	1.66%	.96%	.87%
Class P2	–10.50	1.25	1.21	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund lost 6.99% for the 12 months ended December 31, 2018, trailing the S&P 500 Managed Risk Index – Moderate,1 which fell 2.13%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, decreased by 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Blue Chip Income and Growth Fund.

The underlying Blue Chip Income and Growth Fund’s investments in consumer staples stocks detracted the most from the fund’s results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

			Lifetime	Gross expense	Net expense
	1 year	5 years	(since May 1, 2013)	ratio	ratio

Class P1	–6.99%	4.28%	5.89%	.82%	.77%
Class P2	–7.38	3.87	5.50	1.07	1.02

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund slipped 1.66% for the 12 months ended December 31, 2018, compared to the S&P 500 Managed Risk Index – Moderate,1 which declined 2.13%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, decreased by 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Growth-Income Fund.

The underlying Growth-Income Fund’s investments in the consumer discretionary sector contributed the most to the fund’s relative returns, while investments in the information technology sector detracted the most from the fund’s relative results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

			Lifetime	Gross expense	Net expense
	1 year	5 years	(since May 1, 2013)	ratio	ratio

Class P1	–1.66%	5.08%	7.27%	.73%	.67%
Class P2	–1.97	4.73	6.93	.98	.92

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 4.63% for the 12 months ended December 31, 2018, trailing the S&P 500 Managed Risk Index – Moderate Conservative,1 which lost 1.88%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Asset Allocation Fund.

The fund’s underlying investments in the industrials sector contributed the most to relative returns, while investments in the energy sector hindered results the most.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

			Lifetime	Gross expense	Net expense
	1 year	5 years	(since September 28, 2012)	ratio	ratio

Class P1	–4.63%	3.86%	6.45%	.69%	.64%
Class P2	–4.89	3.58	6.18	.94	.89

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Summary investment portfolio December 31, 2018

Common stocks 94.37%	Shares	Value (000)
Information technology 24.34%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	27,188,000	$197,997
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	12,365
ASML Holding NV	648,442	101,904
ASML Holding NV (New York registered)	517,300	80,502
Microsoft Corp.	1,583,100	160,795
Visa Inc., Class A	1,142,800	150,781
Broadcom Inc.	487,050	123,847
Temenos AG1	637,000	76,403
Paycom Software, Inc.[2]	357,000	43,715
Amadeus IT Group SA, Class A, non-registered shares	486,200	33,892
Adobe Inc.[2]	135,000	30,542
Other securities		326,242
		1,338,985

Consumer discretionary 17.99%
Amazon.com, Inc.[2]	228,600	343,350
Alibaba Group Holding Ltd. (ADR)[2]	931,050	127,619
NIKE, Inc., Class B	562,500	41,704
Home Depot, Inc.	236,800	40,687
Just Eat PLC[2]	5,292,000	39,581
Booking Holdings Inc.[2]	22,700	39,099
Ocado Group PLC[2]	3,115,000	31,366
Moncler SpA[1]	915,000	30,352
Other securities		296,182
		989,940

Health care 12.51%
UnitedHealth Group Inc.	324,200	80,765
Merck & Co., Inc.	886,000	67,699
Boston Scientific Corp.[2]	1,638,200	57,894
Elanco Animal Health Inc.[2]	1,799,658	56,743
AstraZeneca PLC	721,300	53,995
Sartorius AG, nonvoting preferred, non-registered shares[1]	381,500	47,577
Mettler-Toledo International Inc.[2]	65,000	36,763
Cigna Corp.	177,511	33,713
Hologic, Inc.[2]	800,000	32,880
Fisher & Paykel Healthcare Corp. Ltd.	3,680,000	32,110
Other securities		188,418
		688,557

Communication services 10.57%
Alphabet Inc., Class A2	116,500	121,738
Alphabet Inc., Class C2	71,052	73,582
Nintendo Co., Ltd.[1]	345,600	92,022
Naspers Ltd., Class N	379,000	76,189
Tencent Holdings Ltd.	1,800,000	72,179
Facebook, Inc., Class A2	408,000	53,485
SoftBank Group Corp.[1]	776,000	51,643
Other securities		40,753
		581,591

Financials 10.39%
AIA Group Ltd.	15,004,900	124,554
JPMorgan Chase & Co.	853,600	83,328
Kotak Mahindra Bank Ltd.	3,471,000	62,470
MarketAxess Holdings Inc.	211,000	44,586
Société Générale	1,234,350	39,345
Other securities		217,484
		571,767

46	American Funds Insurance Series

Global Growth Fund

Common stocks	Shares	Value (000)
Consumer staples 6.94%
Nestlé SA1	739,650	$60,038
Coca-Cola European Partners PLC	1,194,500	54,768
British American Tobacco PLC	1,710,800	54,514
Philip Morris International Inc.	602,200	40,203
Other securities		172,025
		381,548

Industrials 6.15%
Airbus SE, non-registered shares	1,093,500	105,192
Other securities		233,387
		338,579

Materials 2.82%
Sherwin-Williams Co.	155,500	61,183
Other securities		94,160
		155,343

Energy 2.66%
Royal Dutch Shell PLC, Class B	1,042,000	31,078
Other securities		115,155
		146,233

Total common stocks (cost: $3,929,871,000)		5,192,543

Short-term securities 5.35%	Principal amount (000)
Federal Home Loan Bank 2.15%–2.29% due 1/2/2019–1/10/2019	$60,100	60,080
Nestle Capital Corp. 2.68% due 3/19/2019[3]	40,000	39,778
Toronto-Dominion Bank 2.65% due 2/20/2019[3]	50,000	49,815
U.S. Treasury Bills 2.37% due 2/12/2019	50,000	49,868
Other securities		94,832

Total short-term securities (cost: $294,370,000)		294,373
Total investment securities 99.72% (cost: $4,224,241,000)		5,486,916
Other assets less liabilities 0.28%		15,237

Net assets 100.00%		$5,502,153

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,042,869,000, which represented 18.95% of the net assets of the fund. This amount includes $1,012,346,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $168,168,000, which represented 3.06% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series	47

Global Small Capitalization Fund

Summary investment portfolio December 31, 2018

Common stocks 88.97%	Shares	Value (000)
Health care 21.25%
GW Pharmaceuticals PLC (ADR)[1]	823,718	$80,222
Insulet Corp.[1]	860,355	68,243
Allakos Inc.[1,2]	886,580	46,341
Molina Healthcare, Inc.[1]	381,000	44,280
iRhythm Technologies, Inc.[1]	614,905	42,724
Integra LifeSciences Holdings Corp.[1]	926,365	41,779
Evolent Health, Inc., Class A1	1,545,000	30,823
Illumina, Inc.[1]	100,200	30,053
NuCana PLC (ADR)[1,2,3]	2,067,724	29,982
China Biologic Products Holdings, Inc.[1,2]	360,000	27,328
Haemonetics Corp.[1]	242,825	24,295
CONMED Corp.	332,500	21,346
Other securities		289,222
		776,638

Information technology 15.61%
Paycom Software, Inc.[1]	428,885	52,517
Mellanox Technologies, Ltd.[1]	389,200	35,954
Qorvo, Inc.[1]	510,300	30,991
Cree, Inc.[1]	711,507	30,435
HubSpot, Inc.[1]	229,100	28,805
Ceridian HCM Holding Inc.[1,2]	801,777	27,653
Other securities		363,983
		570,338

Industrials 14.49%
International Container Terminal Services, Inc.[4]	22,581,620	42,947
Nihon M&A Center Inc.[4]	1,667,392	33,670
frontdoor, inc.[1]	903,000	24,029
Bravida Holding AB4	3,229,000	22,319
Other securities		406,656
		529,621

Consumer discretionary 13.40%
Five Below, Inc.[1]	423,000	43,281
Melco International Development Ltd.	15,579,000	31,753
Mattel, Inc.[1,2]	2,583,800	25,812
Domino’s Pizza, Inc.	100,000	24,799
ServiceMaster Global Holdings, Inc.[1]	658,750	24,202
Cedar Fair, LP	500,000	23,650
Hilton Grand Vacations Inc.[1]	851,000	22,458
Other securities		293,641
		489,596

Financials 8.66%
Kotak Mahindra Bank Ltd.	3,135,263	56,427
Essent Group Ltd.[1]	1,018,841	34,824
Trupanion, Inc.[1,2]	1,140,800	29,045
Cannae Holdings, Inc.[1]	1,625,000	27,820
Bharat Financial Inclusion Ltd.[1]	1,897,444	27,523
Other securities		140,992
		316,631

Materials 3.90%
Lundin Mining Corp.	6,820,000	28,175
Allegheny Technologies Inc.[1]	1,200,950	26,145
Other securities		88,349
		142,669

48	American Funds Insurance Series

Global Small Capitalization Fund

Common stocks	Shares	Value (000)
Consumer staples 3.31%
Other securities		$120,907

Communication services 2.54%
Entertainment One Ltd.	5,114,389	23,246
Other securities		69,377
		92,623

Energy 2.13%
Other securities		77,770

Real estate 2.02%
WHA Corp. PCL[4]	229,577,250	30,221
MGM Growth Properties LLC REIT, Class A	892,500	23,571
Other securities		19,934
		73,726

Utilities 1.66%
ENN Energy Holdings Ltd.	4,686,900	41,569
Other securities		19,216
		60,785

Total common stocks (cost: $2,973,377,000)		3,251,304

Bonds, notes & other debt instruments 0.13%	Principal amount (000)
U.S. Treasury bonds & notes 0.13%
U.S. Treasury 0.13%
Other securities		4,989

Total bonds, notes & other debt instruments (cost: $4,991,000)		4,989

Short-term securities 12.25%
Commercial paper 8.31%
National Australia Bank Ltd. 2.34% due 1/16/2019[5]	$40,000	39,957
Sumitomo Mitsui Banking Corp. 2.57% due 2/15/2019[5]	50,000	49,838
Canadian Imperial Bank of Commerce 2.56% due 1/15/2019[5]	32,000	31,968
ExxonMobil Corp. 2.36% due 1/4/2019	50,000	49,987
Mizuho Bank, Ltd. 2.50% due 2/1/2019[5]	62,400	62,261
United Overseas Bank Ltd. 2.71% due 3/4/2019[5]	50,000	49,764
Other securities		19,894
		303,669

	Shares
Money market investments 1.49%
Fidelity Institutional Money Market Funds - Government Portfolio[6]	6,646	6,646
Goldman Sachs Financial Square Government Fund[6]	16,023	16,023
Invesco Short-Term Investments Trust - Government & Agency Portfolio[6]	29,254	29,254
Morgan Stanley Institutional Liquidity Funds - Government Portfolio[6]	2,513	2,513
		54,436

American Funds Insurance Series	49

Global Small Capitalization Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 1.00%
KfW 2.43% due 1/11/2019[5]	$28,600	$28,579
Other securities		7,888
		36,467

Federal agency discount notes 0.82%
Federal Home Loan Bank 2.29% due 1/10/2019	30,000	29,984

U.S. Treasury bonds & notes 0.63%
U.S. Treasury Bills 2.35% due 2/7/2019	23,100	23,046

Total short-term securities (cost: $447,616,000)		447,602
Total investment securities 101.35% (cost: $3,425,984,000)		3,703,895
Other assets less liabilities (1.35)%		(49,381)

Net assets 100.00%		$3,654,514

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $16,560,000, an aggregate cost of $8,280,000, and which represented .45% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Common stocks 0.82%
Health care 0.82%
NuCana PLC (ADR)[1,2]	416,620	1,651,104	—	2,067,724	$—	$(13,335)	$—	$29,982
Consumer discretionary 0.00%
Hostelworld Group PLC[7]	6,212,000	—	6,212,000	—	2,632	(6,656)	437	—
Total 0.82%					$2,632	$(19,991)	$437	$29,982

50	American Funds Insurance Series

Global Small Capitalization Fund

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $67,607,000, which represented 1.85% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $729,211,000, which represented 19.95% of the net assets of the fund. This amount includes $697,427,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $309,041,000, which represented 8.46% of the net assets of the fund.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Unaffiliated issuer at 12/31/2018.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series	51

Growth Fund

Summary investment portfolio December 31, 2018

Common stocks 91.48%	Shares	Value (000)
Information technology 21.29%
Microsoft Corp.	10,468,400	$1,063,275
Broadcom Inc.	3,414,000	868,112
ASML Holding NV (New York registered)	1,278,400	198,944
ASML Holding NV	985,000	154,794
Visa Inc., Class A	2,650,400	349,694
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	31,814,000	231,687
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	89,307
ServiceNow, Inc.[2]	1,653,000	294,317
Intel Corp.	4,769,400	223,828
Workday, Inc., Class A2	1,123,000	179,321
Samsung Electronics Co., Ltd.[1]	3,901,400	134,758
Paycom Software, Inc.[2]	1,028,500	125,940
RingCentral, Inc., Class A2	1,433,100	118,145
Other securities		958,728
		4,990,850

Health care 16.77%
UnitedHealth Group Inc.	3,377,000	841,278
Regeneron Pharmaceuticals, Inc.[2]	1,341,000	500,864
Intuitive Surgical, Inc.[2]	940,500	450,424
Humana Inc.	1,056,200	302,580
Centene Corp.[2]	2,014,700	232,295
Vertex Pharmaceuticals Inc.[2]	1,400,900	232,143
Boston Scientific Corp.[2]	4,791,000	169,314
Cigna Corp.	739,902	140,522
Thermo Fisher Scientific Inc.	622,100	139,220
Other securities		924,343
		3,932,983

Communication services 13.53%
Facebook, Inc., Class A2	7,518,400	985,587
Alphabet Inc., Class C2	532,700	551,670
Alphabet Inc., Class A2	157,500	164,581
Netflix, Inc.[2]	2,401,060	642,668
Charter Communications, Inc., Class A2	997,380	284,223
Comcast Corp., Class A	7,616,400	259,339
Activision Blizzard, Inc.	3,895,800	181,427
Other securities		103,032
		3,172,527

Consumer discretionary 13.10%
Amazon.com, Inc.[2]	531,016	797,570
Tesla, Inc.[2]	1,813,000	603,366
Home Depot, Inc.	2,568,237	441,274
NIKE, Inc., Class B	2,479,800	183,852
Ulta Beauty, Inc.[2]	700,000	171,388
Other securities		875,296
		3,072,746

Financials 9.72%
Wells Fargo & Co.	7,294,754	336,142
Berkshire Hathaway Inc., Class A2	410	125,460
BlackRock, Inc.	494,000	194,053
JPMorgan Chase & Co.	1,683,000	164,294
PNC Financial Services Group, Inc.	1,133,600	132,529
Intercontinental Exchange, Inc.	1,699,900	128,054
Goldman Sachs Group, Inc.	752,400	125,688
Legal & General Group PLC	40,158,246	118,239
Other securities		955,543
		2,280,002

52	American Funds Insurance Series

Growth Fund

Common stocks	Shares	Value (000)
Industrials 5.14%
TransDigm Group Inc.[2]	717,100	$243,857
MTU Aero Engines AG1	751,103	136,234
Other securities		824,453
		1,204,544

Energy 5.04%
Concho Resources Inc.[2]	2,421,560	248,912
EOG Resources, Inc.	2,182,000	190,292
Diamondback Energy, Inc.	1,189,000	110,220
Other securities		632,511
		1,181,935

Materials 2.68%
Linde PLC	705,000	110,008
Other securities		519,044
		629,052

Consumer staples 2.22%
Costco Wholesale Corp.	627,500	127,828
Other securities		391,450
		519,278

Real estate 1.59%
Equinix, Inc. REIT	433,500	152,835
Other securities		218,914
		371,749

Utilities 0.40%
Other securities		94,291

Total common stocks (cost: $14,970,485,000)		21,449,957

Convertible stocks 0.06%
Consumer discretionary 0.06%
Other securities		13,104

Total convertible stocks (cost: $10,650,000)		13,104

Short-term securities 8.29%	Principal amount (000)
Federal Home Loan Bank 2.22%–2.39% due 1/7/2019–2/21/2019	$728,800	727,650
U.S. Treasury Bills 2.16%–2.43% due 1/2/2019–5/2/2019	689,200	686,594
Other securities		530,171

Total short-term securities (cost: $1,944,441,000)		1,944,415
Total investment securities 99.83% (cost: $16,925,576,000)		23,407,476
Other assets less liabilities 0.17%		40,385

Net assets 100.00%		$23,447,861

American Funds Insurance Series	53

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $50,104,000, an aggregate cost of $47,650,000, and which represented .21% of the net assets of the fund) were acquired from 5/22/2015 to 12/21/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes securities (with an aggregate value of $427,632,000, which represented 1.82% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $819,772,000, which represented 3.50% of the net assets of the fund. This amount includes $719,983,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

54	American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2018

Common stocks 88.00%	Shares	Value (000)
Financials 15.22%
AIA Group Ltd.	40,985,700	$340,217
HDFC Bank Ltd.	7,804,100	237,169
HDFC Bank Ltd. (ADR)	498,647	51,655
Kotak Mahindra Bank Ltd.	6,186,048	111,334
Axis Bank Ltd.[1]	7,399,300	65,700
Axis Bank Ltd.[1,2,3,4]	3,222,055	26,034
Prudential PLC	3,810,265	68,089
Credit Suisse Group AG2	5,523,789	60,403
Other securities		411,019
		1,371,620

Industrials 13.93%
Airbus SE, non-registered shares	2,926,849	281,555
Yamato Holdings Co., Ltd.[2]	4,239,395	116,573
Rolls-Royce Holdings PLC[1]	10,833,188	114,606
Adani Ports & Special Economic Zone Ltd.	14,643,483	81,319
SMC Corp.[2]	266,100	80,325
Ryanair Holdings PLC (ADR)[1]	991,700	70,748
Melrose Industries PLC	33,132,733	69,196
Safran SA	549,000	66,298
Other securities		374,728
		1,255,348

Health care 12.21%
Novartis AG2	3,279,000	280,111
Shire PLC	3,360,150	195,726
Teva Pharmaceutical Industries Ltd. (ADR)	7,166,598	110,509
Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,026,230	55,962
Grifols, SA, Class A, non-registered shares	881,000	23,116
Grifols, SA, Class B (ADR)	793,690	14,572
Fresenius SE & Co. KGaA[2]	1,819,000	88,503
Chugai Pharmaceutical Co., Ltd.[2]	1,434,500	83,302
Daiichi Sankyo Co., Ltd.[2]	2,160,000	69,011
Hikma Pharmaceuticals PLC	2,761,980	60,410
Other securities		118,954
		1,100,176

Consumer discretionary 10.25%
Alibaba Group Holding Ltd. (ADR)[1]	1,104,000	151,325
Galaxy Entertainment Group Ltd.	18,284,000	116,282
Kering SA	176,551	83,260
Hyundai Motor Co.[2]	682,393	72,333
Industria de Diseño Textil, SA	2,566,027	65,710
Ryohin Keikaku Co., Ltd.[2]	248,400	59,976
Other securities		374,282
		923,168

Consumer staples 6.67%
Pernod Ricard SA	929,337	152,584
Nestlé SA2	1,003,500	81,454
Kirin Holdings Co., Ltd.[2]	3,139,000	65,793
British American Tobacco PLC	1,862,200	59,339
Other securities		242,250
		601,420

Communication services 6.52%
Tencent Holdings Ltd.	4,992,087	200,181
SoftBank Group Corp.[2]	1,283,900	85,443
Nintendo Co., Ltd.[2]	216,239	57,577
Other securities		243,972
		587,173

American Funds Insurance Series	55

International Fund

Common stocks (continued)	Shares	Value (000)
Information technology 5.65%
Samsung Electronics Co., Ltd.[2]	4,945,950	$170,838
ASML Holding NV	507,174	79,703
Other securities		258,653
		509,194

Materials 5.65%
Asahi Kasei Corp.[2]	11,328,780	116,444
Vale SA, ordinary nominative (ADR)	6,875,266	90,685
Vale SA, ordinary nominative	102,481	1,348
Teck Resources Ltd., Class B	3,152,000	67,856
Other securities		232,548
		508,881

Utilities 5.31%
ENN Energy Holdings Ltd.	14,004,000	124,204
China Gas Holdings Ltd.	24,134,000	85,989
Ørsted AS2	1,235,208	82,426
Other securities		185,495
		478,114

Energy 4.58%
Royal Dutch Shell PLC, Class B	3,191,000	95,174
Royal Dutch Shell PLC, Class A	1,440,256	42,360
Other securities		274,769
		412,303

Real estate 2.01%
China Overseas Land & Investment Ltd.	19,930,217	68,466
Other securities		112,771
		181,237

Total common stocks (cost: $7,462,877,000)		7,928,634

Rights & warrants 0.14%
Financials 0.07%
Axis Bank Ltd., warrants, expire 2019[1,2]	2,466,000	6,664
Other securities		—
		6,664

Real estate 0.07%
Other securities		6,382

Total rights & warrants (cost: $13,714,000)		13,046

Bonds, notes & other debt instruments 0.87%	Principal amount (000)
Corporate bonds & notes 0.50%
Other 0.50%
Other securities		44,890

Total corporate bonds & notes		44,890

Bonds & notes of governments & government agencies outside the U.S. 0.37%
Other securities		33,018

Total bonds, notes & other debt instruments (cost: $70,215,000)		77,908

56	American Funds Insurance Series

International Fund

Short-term securities 10.84%	Principal amount (000)	Value (000)
Canadian Imperial Bank of Commerce 2.31%–2.50% due 1/22/2019–1/25/2019[4]	$100,000	$99,839
Federal Home Loan Bank 2.15%–2.41% due 1/2/2019–3/21/2019	314,475	313,688
Mizuho Bank, Ltd. 2.61% due 2/25/2019[4]	75,000	74,694
Siemens Capital Co. LLC 2.50% due 2/19/2019[4]	55,000	54,808
U.S. Treasury Bill 2.38% due 2/19/2019	125,000	124,608
Other securities		309,216

Total short-term securities (cost: $976,875,000)		976,853
Total investment securities 99.85% (cost: $8,523,681,000)		8,996,441
Other assets less liabilities 0.15%		13,669

Net assets 100.00%		$9,010,110

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD39,858	INR2,825,000	Goldman Sachs	1/17/2019	$(525)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,613,221,000, which represented 29.00% of the net assets of the fund. This amount includes $2,569,796,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $462,479,000, which represented 5.13% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	11/14/2017	$17,232	$26,034.29%

Key to abbreviations and symbol

ADR = American Depositary Receipts

INR = Indian rupees

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series	57

New World Fund

Summary investment portfolio December 31, 2018

Common stocks 79.74%	Shares	Value (000)
Information technology 16.77%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,901,000	$72,104
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	400,000	14,764
PagSeguro Digital Ltd., Class A2	2,813,223	52,692
Broadcom Inc.	167,150	42,503
Temenos AG1	204,800	24,564
Microsoft Corp.	232,100	23,574
StoneCo Ltd., Class A2	1,275,126	23,513
Kingdee International Software Group Co. Ltd.	22,463,000	19,851
Keyence Corp.[1]	38,300	19,434
EPAM Systems, Inc.[2]	167,200	19,397
Visa Inc., Class A	132,000	17,416
Murata Manufacturing Co., Ltd.[1]	123,800	16,783
Other securities		158,420
		505,015

Financials 10.94%
HDFC Bank Ltd.	2,688,876	81,716
AIA Group Ltd.	6,477,600	53,770
B3 SA - Brasil, Bolsa, Balcao	6,435,200	44,515
IndusInd Bank Ltd.	906,300	20,761
Shriram Transport Finance Co. Ltd.	1,150,000	20,425
Sberbank of Russia PJSC (ADR)	1,551,500	17,004
Other securities		91,189
		329,380

Energy 9.73%
Reliance Industries Ltd.	11,548,513	185,473
Royal Dutch Shell PLC, Class B	1,284,000	38,296
Royal Dutch Shell PLC, Class A	68,628	2,019
LUKOIL Oil Co. PJSC (ADR)	303,000	21,658
Exxon Mobil Corp.	32,000	2,182
Other securities		43,261
		292,889

Consumer discretionary 9.40%
Alibaba Group Holding Ltd. (ADR)[2]	386,237	52,941
Sony Corp.[1]	767,000	37,102
General Motors Co.	542,000	18,130
Other securities		174,720
		282,893

Health care 8.35%
Yunnan Baiyao Group Co., Ltd., Class A1	2,730,912	29,419
BioMarin Pharmaceutical Inc.[2]	318,000	27,078
AstraZeneca PLC	268,500	20,099
Other securities		174,692
		251,288

Consumer staples 6.31%
British American Tobacco PLC	1,529,000	48,722
JBS SA, ordinary nominative	9,930,600	29,696
Nestlé SA1	258,196	20,958
Kweichow Moutai Co., Ltd., Class A1	225,899	19,388
Other securities		71,102
		189,866

58	American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)
Communication services 5.74%
Alphabet Inc., Class C2	47,300	$48,984
Alphabet Inc., Class A2	16,900	17,660
Tencent Holdings Ltd.	591,600	23,723
Facebook, Inc., Class A2	162,200	21,263
Other securities		61,205
		172,835

Materials 5.59%
Vale SA, ordinary nominative	3,595,086	47,307
Vale SA, ordinary nominative (ADR)	395,000	5,210
First Quantum Minerals Ltd.	3,305,000	26,727
Other securities		89,219
		168,463

Industrials 4.49%
Azul SA, preference shares (ADR)[2]	866,446	23,992
Azul SA, preference shares[2]	838,500	7,788
Airbus SE, non-registered shares	280,229	26,957
Nidec Corp.[1]	151,400	17,171
Other securities		59,384
		135,292

Real estate 1.34%
American Tower Corp. REIT	176,800	27,968
Other securities		12,440
		40,408

Utilities 1.08%
Other securities		32,453

Total common stocks (cost: $2,216,498,000)		2,400,782

Rights & warrants 0.11%
Consumer staples 0.11%
Other securities		3,502

Total rights & warrants (cost: $3,452,000)		3,502

Bonds, notes & other debt instruments 3.09%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.61%
Other securities		78,507

Corporate bonds & notes 0.48%
Other 0.48%
Other securities		14,360

Total corporate bonds & notes		14,360

Total bonds, notes & other debt instruments (cost: $97,609,000)		92,867

Short-term securities 16.68%
American Honda Finance Corp. 2.35% due 1/10/2019	$25,000	24,983
ANZ New Zealand (International) Ltd. 2.72% due 3/13/2019[3]	20,000	19,893
Bank of Nova Scotia 2.62% due 2/19/2019[3]	50,000	49,820
Colgate-Palmolive Co. 2.39% due 1/14/2019[3]	20,000	19,981
Commonwealth Bank of Australia 2.50% due 1/23/2019[3]	49,600	49,522
ExxonMobil Corp. 2.38% due 1/8/2019	40,000	39,979
Federal Home Loan Bank 2.37% due 2/22/2019	95,500	95,169
Mizuho Bank, Ltd. 2.51% due 2/1/2019[3]	69,800	69,645

American Funds Insurance Series	59

New World Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Swedbank AB 2.56% due 2/1/2019	$88,900	$88,705
Toronto-Dominion Bank 2.39% due 1/7/2019[3]	21,100	21,090
Other securities		23,530

Total short-term securities (cost: $502,291,000)		502,317
Total investment securities 99.62% (cost: $2,819,850,000)		2,999,468
Other assets less liabilities 0.38%		11,411

Net assets 100.00%		$3,010,879

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
INR120,000	USD1,673	HSBC Bank	1/10/2019	$44
USD1,689	INR120,000	Citibank	1/10/2019	(28)
EUR590	USD672	Morgan Stanley	1/14/2019	5
USD674	EUR590	JPMorgan Chase	1/14/2019	(2)
INR112,350	USD1,565	HSBC Bank	1/15/2019	41
USD1,586	INR112,350	HSBC Bank	1/15/2019	(20)
EUR385	USD439	Morgan Stanley	1/18/2019	3
USD439	EUR385	HSBC Bank	1/18/2019	(3)
USD406	EUR320	Citibank	3/6/2019	37
EUR320	USD366	Morgan Stanley	3/6/2019	2
USD531	EUR415	Goldman Sachs	3/8/2019	53
USD323	EUR255	Goldman Sachs	3/8/2019	29
EUR670	USD767	Morgan Stanley	3/8/2019	5
USD1,397	EUR1,100	JPMorgan Chase	3/15/2019	128
EUR1,100	USD1,259	Morgan Stanley	3/15/2019	9
				$303

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $486,458,000, which represented 16.16% of the net assets of the fund. This amount includes $463,432,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $277,296,000, which represented 9.21% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts
EUR = Euros
INR = Indian rupees
USD/$ = U.S. dollars

See notes to financial statements

60	American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2018

Common stocks 94.94%	Shares	Value (000)
Health care 25.24%
AbbVie Inc.	6,711,500	$618,733
Abbott Laboratories	5,764,000	416,910
Amgen Inc.	1,416,510	275,752
Gilead Sciences, Inc.	3,761,212	235,264
Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	167,057
Medtronic PLC	900,000	81,864
UnitedHealth Group Inc.	211,000	52,564
Thermo Fisher Scientific Inc.	209,600	46,907
Other securities		132,401
		2,027,452

Information technology 13.45%
Microsoft Corp.	2,612,000	265,301
Intel Corp.	5,515,000	258,819
QUALCOMM Inc.	3,845,300	218,836
Broadcom Inc.	385,000	97,898
Texas Instruments Inc.	780,000	73,710
Mastercard Inc., Class A	337,000	63,575
Apple Inc.	400,000	63,096
Other securities		39,281
		1,080,516

Consumer staples 12.67%
Philip Morris International Inc.	3,349,900	223,639
Coca-Cola Co.	3,558,000	168,471
Altria Group, Inc.	2,872,800	141,888
Costco Wholesale Corp.	591,255	120,444
British American Tobacco PLC (ADR)	3,723,112	118,618
Kimberly-Clark Corp.	500,000	56,970
Kellogg Co.	792,000	45,152
PepsiCo, Inc.	400,000	44,192
Other securities		98,359
		1,017,733

Energy 9.44%
EOG Resources, Inc.	2,713,800	236,671
Exxon Mobil Corp.	2,699,800	184,099
Royal Dutch Shell PLC, Class B (ADR)	1,737,000	104,116
Halliburton Co.	2,844,730	75,613
Canadian Natural Resources, Ltd.	2,673,000	64,499
Noble Energy, Inc.	2,862,000	53,691
Other securities		39,514
		758,203

Communication services 9.11%
Alphabet Inc., Class A1	184,550	192,847
Alphabet Inc., Class C1	20,500	21,230
Verizon Communications Inc.	3,306,480	185,890
Facebook, Inc., Class A1	1,089,000	142,757
CBS Corp., Class B	2,886,400	126,194
Viacom Inc., Class B	2,435,136	62,583
		731,501

Industrials 8.56%
General Dynamics Corp.	1,206,000	189,595
CSX Corp.	2,726,000	169,366
Illinois Tool Works Inc.	650,000	82,349
Union Pacific Corp.	400,000	55,292

American Funds Insurance Series	61

Blue Chip Income and Growth Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
United Technologies Corp.	500,000	$53,240
Northrop Grumman Corp.	174,300	42,686
Other securities		94,989
		687,517

Consumer discretionary 8.11%
Lowe’s Companies, Inc.	3,111,572	287,385
Marriott International, Inc., Class A	952,500	103,403
McDonald’s Corp.	500,000	88,785
General Motors Co.	1,752,800	58,631
Other securities		112,783
		650,987

Financials 4.89%
JPMorgan Chase & Co.	1,579,000	154,142
Charles Schwab Corp.	2,655,000	110,262
U.S. Bancorp	1,000,000	45,700
Other securities		82,299
		392,403

Materials 1.68%
Linde PLC	665,700	103,876
Other securities		31,028
		134,904

Other 1.79%
Other securities		143,876

Total common stocks (cost: $6,925,880,000)		7,625,092

Rights & warrants 0.05%
Financials 0.05%
Other securities		3,520

Total rights & warrants (cost: $10,088,000)		3,520

Short-term securities 4.85%	Principal amount (000)
Coca-Cola Co. 2.40% due 1/23/2019[2]	$15,000	14,976
Federal Home Loan Bank 2.33%–2.36% due 1/18/2019–2/14/2019	154,500	154,194
U.S. Treasury Bills 2.24%–2.38% due 1/2/2019–2/19/2019	99,300	99,160
Other securities		121,091

Total short-term securities (cost: $389,429,000)		389,421
Total investment securities 99.84% (cost: $7,325,397,000)		8,018,033
Other assets less liabilities 0.16%		13,239

Net assets 100.00%		$8,031,272

62	American Funds Insurance Series

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $54,948,000, which represented .68% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series	63

Global Growth and Income Fund

Summary investment portfolio December 31, 2018

Common stocks 91.72%	Shares	Value (000)
Information technology 15.54%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,589,800	$69,838
Microsoft Corp.	416,000	42,253
Broadcom Inc.	145,500	36,998
Murata Manufacturing Co., Ltd.[1]	170,000	23,046
Apple Inc.	119,000	18,771
PagSeguro Digital Ltd., Class A2	998,752	18,707
Tableau Software, Inc., Class A2	104,000	12,480
ASML Holding NV	70,000	11,001
Halma PLC	610,000	10,605
Other securities		38,430
		282,129

Health care 11.07%
UnitedHealth Group Inc.	272,825	67,966
Merck & Co., Inc.	282,000	21,548
Hologic, Inc.[2]	400,000	16,440
Novartis AG1	148,000	12,643
AstraZeneca PLC	167,000	12,501
Boston Scientific Corp.[2]	351,000	12,404
Centene Corp.[2]	101,000	11,645
Other securities		45,961
		201,108

Financials 10.25%
AIA Group Ltd.	3,005,000	24,944
CME Group Inc., Class A	75,000	14,109
HDFC Bank Ltd.	444,000	13,493
DBS Group Holdings Ltd.	705,000	12,254
Blackstone Group LP	355,000	10,583
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,195,000	10,553
Other securities		100,183
		186,119

Communication services 10.13%
Nintendo Co., Ltd.[1]	289,000	76,951
Alphabet Inc., Class A2	26,500	27,691
Alphabet Inc., Class C2	9,000	9,321
Vivendi SA	715,200	17,438
Other securities		52,538
		183,939

Industrials 9.89%
Airbus SE, non-registered shares	589,200	56,679
Boeing Co.	97,400	31,411
Safran SA	143,000	17,269
Lockheed Martin Corp.	45,000	11,783
CCR SA, ordinary nominative	4,025,000	11,631
Other securities		50,746
		179,519

Consumer discretionary 9.55%
Home Depot, Inc.	146,000	25,086
LVMH Moët Hennessy-Louis Vuitton SE	56,200	16,626
Carnival Corp., units	319,000	15,727
Alibaba Group Holding Ltd. (ADR)[2]	93,500	12,816
Daimler AG1	222,000	11,680
Norwegian Cruise Line Holdings Ltd.[2]	275,000	11,657
Other securities		79,751
		173,343

64	American Funds Insurance Series

Global Growth and Income Fund

Common stocks	Shares	Value (000)
Materials 6.53%
Vale SA, ordinary nominative	2,925,000	$38,489
Vale SA, ordinary nominative (ADR)	505,000	6,661
Other securities		73,399
		118,549

Energy 6.04%
Reliance Industries Ltd.	3,195,148	51,315
Royal Dutch Shell PLC, Class B	450,000	13,422
Galp Energia, SGPS, SA, Class B	708,000	11,190
Other securities		33,752
		109,679

Consumer staples 5.58%
Nestlé SA1	488,700	39,668
British American Tobacco PLC	937,000	29,858
Other securities		31,809
		101,335

Real estate 3.69%
MGM Growth Properties LLC REIT, Class A	676,200	17,858
Gaming and Leisure Properties, Inc. REIT	425,000	13,732
Other securities		35,494
		67,084

Utilities 3.45%
Ørsted AS1	491,552	32,802
Enel SPA[1]	2,780,000	16,066
Other securities		13,861
		62,729

Total common stocks (cost: $1,481,838,000)		1,665,533

Bonds, notes & other debt instruments 2.17%	Principal amount (000)
Corporate bonds & notes 2.17%
Communication services 1.87%
Sprint Corp. 7.25% 2021	$33,000	33,858

Health care 0.30%
Other securities		5,526

Total bonds, notes & other debt instruments (cost: $38,299,000)		39,384

Short-term securities 5.89%
BASF SE 2.50% due 1/11/2019[3]	15,000	14,989
Federal Home Loan Bank 2.15%–2.38% due 1/2/2019–2/19/2019	57,200	57,104
KfW 2.51% due 2/13/2019[3]	25,000	24,922
Other securities		9,999

Total short-term securities (cost: $107,023,000)		107,014
Total investment securities 99.78% (cost: $1,627,160,000)		1,811,931
Other assets less liabilities 0.22%		3,943

Net assets 100.00%		$1,815,874

American Funds Insurance Series	65

Global Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

				Unrealized
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD7,748	AUD10,500	Citibank	1/11/2019	$351

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $395,472,000, which represented 21.78% of the net assets of the fund. This amount includes $391,460,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $49,910,000, which represented 2.75% of the net assets of the fund.

Key to abbreviations and symbol

AUD = Australian dollars

ADR = American Depositary Receipts

USD/$ = U.S. dollars

See notes to financial statements

66	American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2018

Common stocks 90.59%	Shares	Value (000)
Health care 15.91%
AbbVie Inc.	7,288,241	$671,903
UnitedHealth Group Inc.	2,286,268	569,555
Gilead Sciences, Inc.	7,114,800	445,031
Amgen Inc.	2,283,200	444,470
Abbott Laboratories	4,812,269	348,071
Merck & Co., Inc.	3,714,380	283,816
Cigna Corp.	1,277,418	242,607
Eli Lilly and Co.	1,567,600	181,403
Other securities		1,566,133
		4,752,989

Information technology 13.79%
Microsoft Corp.	9,710,500	986,297
Broadcom Inc.	1,985,134	504,780
Intel Corp.	9,945,900	466,761
Texas Instruments Inc.	3,188,582	301,321
Accenture PLC, Class A	1,490,900	210,232
QUALCOMM Inc.	3,500,275	199,201
Other securities		1,449,685
		4,118,277

Financials 11.01%
JPMorgan Chase & Co.	4,986,230	486,756
Bank of New York Mellon Corp.	6,217,700	292,667
CME Group Inc., Class A	1,464,600	275,521
Wells Fargo & Co.	5,210,100	240,081
Intercontinental Exchange, Inc.	3,183,555	239,817
Aon PLC, Class A	1,214,800	176,583
Berkshire Hathaway Inc., Class B1	814,500	166,305
Other securities		1,410,515
		3,288,245

Communication services 10.28%
Alphabet Inc., Class C1	348,784	361,204
Alphabet Inc., Class A1	317,250	331,514
Facebook, Inc., Class A1	4,975,927	652,294
Netflix, Inc.[1]	1,266,777	339,066
Verizon Communications Inc.	4,588,600	257,971
Twenty-First Century Fox, Inc., Class A	4,796,000	230,784
Comcast Corp., Class A	5,903,800	201,024
Other securities		695,140
		3,068,997

Industrials 9.19%
General Dynamics Corp.	2,033,000	319,608
Airbus SE, non-registered shares	2,559,564	246,223
BWX Technologies, Inc.[2]	5,290,948	202,273
Textron Inc.	3,831,077	176,191
Other securities		1,800,478
		2,744,773

Consumer staples 8.91%
Coca-Cola Co.	8,433,100	399,307
Philip Morris International Inc.	3,686,270	246,095
British American Tobacco PLC	6,830,460	217,653
British American Tobacco PLC (ADR)	479,440	15,275
Pernod Ricard SA	1,233,233	202,480
Other securities		1,579,033
		2,659,843

American Funds Insurance Series	67

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Energy 6.84%
Exxon Mobil Corp.	5,277,700	$359,886
Chevron Corp.	2,725,900	296,551
EOG Resources, Inc.	2,406,800	209,897
Enbridge Inc. (CAD denominated)	5,120,559	159,071
Enbridge Inc. (CAD denominated)[3]	1,340,553	41,644
Other securities		974,704
		2,041,753

Consumer discretionary 6.35%
Amazon.com, Inc.[1]	350,400	526,290
Lowe’s Companies, Inc.	2,000,000	184,720
Other securities		1,184,040
		1,895,050

Materials 4.69%
Celanese Corp.	3,329,233	299,531
Vale SA, ordinary nominative (ADR)	14,557,884	192,018
Vale SA, ordinary nominative	3,570,848	46,988
DowDuPont Inc.	3,404,500	182,073
Linde PLC	1,152,000	179,758
International Flavors & Fragrances Inc.	1,267,500	170,187
Other securities		330,092
		1,400,647

Real estate 1.79%
Crown Castle International Corp. REIT	1,827,000	198,467
Other securities		337,258
		535,725

Utilities 1.68%
Sempra Energy	1,840,000	199,070
Other securities		303,746
		502,816

Mutual funds 0.15%
Other securities		45,729

Total common stocks (cost: $22,571,835,000)		27,054,844

Convertible stocks 0.13%
Real estate 0.13%
Other securities		38,828

Total convertible stocks (cost: $39,390,000)		38,828

Convertible bonds 0.09%	Principal amount (000)
Energy 0.09%
Other securities		27,617

Total convertible bonds (cost: $43,359,000)		27,617

Short-term securities 9.11%
Chevron Corp. 2.50% due 2/11/2019[3]	$30,000	29,913
Coca-Cola Co. 2.27% due 1/3/2019[3]	20,000	19,996
ExxonMobil Corp. 2.46% due 2/5/2019	100,000	99,752
Federal Home Loan Bank 2.20%–2.41% due 1/4/2019–3/26/2019	1,219,600	1,215,496
General Dynamics Corp. 2.52% due 1/10/2019[3]	45,000	44,970

68	American Funds Insurance Series

Growth-Income Fund

Short-term securities	Principal amount (000)	Value (000)
Merck & Co. Inc. 2.35%–2.50% due 1/29/2019–2/27/2019[3]	$126,900	$126,512
U.S. Treasury Bills 2.27%–2.43% due 1/17/2019–5/2/2019	672,600	669,783
Other securities		513,291

Total short-term securities (cost: $2,719,773,000)		2,719,713
Total investment securities 99.92% (cost: $25,374,357,000)		29,841,002
Other assets less liabilities 0.08%		23,133

Net assets 100.00%		$29,864,135

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,082,559,000, which represented 3.62% of the net assets of the fund. This amount includes $974,212,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 12/31/2018 (000)
Common stocks 0.68%
Industrials 0.68%
BWX Technologies, Inc.	4,772,174	518,774	—	5,290,948	$ —	$(116,886)	$ 3,182	$ 202,273

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $706,416,000, which represented 2.37% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements

American Funds Insurance Series	69

International Growth and Income Fund

Summary investment portfolio December 31, 2018

Common stocks 89.17%	Shares	Value (000)
Financials 18.67%
HDFC Bank Ltd.	1,228,800	$37,344
Zurich Insurance Group AG1	92,200	27,498
AIA Group Ltd.	1,833,000	15,215
KB Financial Group Inc.[1]	356,500	14,918
Swedbank AB, Class A1	611,000	13,631
GT Capital Holdings, Inc.[1]	733,589	13,598
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,486,950	13,591
Prudential PLC	738,000	13,188
Banco Santander, SA	2,611,538	11,888
Sumitomo Mitsui Financial Group, Inc.[1]	308,000	10,218
Other securities		78,569
		249,658

Health care 13.34%
Shire PLC	927,000	53,997
Novartis AG1	426,145	36,404
Fresenius SE & Co. KGaA[1]	551,600	26,838
Daiichi Sankyo Co., Ltd.[1]	561,000	17,924
Teva Pharmaceutical Industries Ltd. (ADR)	662,000	10,208
Other securities		33,003
		178,374

Industrials 8.49%
Airbus SE, non-registered shares	253,960	24,430
Shanghai International Airport Co., Ltd., Class A1	2,855,033	21,203
ASSA ABLOY AB, Class B1	681,100	12,151
Adani Ports & Special Economic Zone Ltd.	2,008,779	11,155
Airports of Thailand PCL, foreign registered[1]	5,250,000	10,333
Other securities		34,231
		113,503

Energy 7.09%
Royal Dutch Shell PLC, Class A	1,933,691	56,872
Royal Dutch Shell PLC, Class B	138,000	4,116
TOTAL SA	399,350	21,130
Other securities		12,695
		94,813

Materials 7.06%
Rio Tinto PLC	874,100	41,557
Vale SA, ordinary nominative (ADR)	1,386,000	18,281
Yara International ASA[1]	343,000	13,223
Other securities		21,347
		94,408

Real estate 7.04%
Sun Hung Kai Properties Ltd.	2,227,000	31,739
CK Asset Holdings Ltd.	3,939,348	28,826
Daito Trust Construction Co., Ltd.[1]	95,500	13,077
China Resources Land Ltd.	3,162,000	12,155
Other securities		8,396
		94,193

Consumer staples 7.04%
British American Tobacco PLC	1,075,402	34,268
Pernod Ricard SA	128,650	21,123
Coca-Cola Icecek AS, Class C	2,631,000	15,351
Imperial Brands PLC	316,016	9,574
Other securities		13,864
		94,180

70	American Funds Insurance Series

International Growth and Income Fund

Common stocks	Shares	Value (000)
Communication services 6.31%
Tencent Holdings Ltd.	440,700	$17,672
BT Group PLC	4,859,461	14,748
Yandex NV, Class A2	470,000	12,855
Other securities		39,178
		84,453

Utilities 6.08%
Ørsted AS1	441,200	29,441
ENN Energy Holdings Ltd.	1,658,000	14,705
Naturgy Energy Group, SA	400,000	10,202
Other securities		26,923
		81,271

Consumer discretionary 4.49%
LVMH Moët Hennessy-Louis Vuitton SE	48,000	14,200
EssilorLuxottica	105,000	13,288
Other securities		32,513
		60,001

Information technology 3.56%
Samsung Electronics Co., Ltd.[1]	417,500	14,421
Tokyo Electron Ltd.[1]	96,500	11,004
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,464,000	10,662
Other securities		11,493
		47,580

Total common stocks (cost: $1,222,804,000)		1,192,434

Bonds, notes & other debt instruments 1.14%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.61%
Other securities		8,169

Corporate bonds & notes 0.53%
Other 0.53%
Other securities		7,102

Total corporate bonds & notes		7,102

Total bonds, notes & other debt instruments (cost: $15,574,000)		15,271

Short-term securities 9.40%
BASF SE 2.62% due 2/5/2019[3]	$10,000	9,975
Federal Home Loan Bank 2.22%–2.41% due 1/2/2019–3/21/2019	49,700	49,556
KfW 2.43% due 1/11/2019[3]	23,200	23,183
L’Oréal USA, Inc. 2.50% due 1/16/2019[3]	10,000	9,989
National Rural Utilities Cooperative Finance Corp. 2.50% due 2/6/2019	18,100	18,054
Siemens Capital Corp. 2.50% due 1/16/2019[3]	15,000	14,984

Total short-term securities (cost: $125,744,000)		125,741
Total investment securities 99.71% (cost: $1,364,122,000)		1,333,446
Other assets less liabilities 0.29%		3,812

Net assets 100.00%		$1,337,258

American Funds Insurance Series	71

International Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $410,893,000, which represented 30.73% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $59,763,000, which represented 4.47% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

72	American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2018

Common stocks 68.05%	Shares	Value (000)
Financials 10.16%
CME Group Inc., Class A	73,016	$13,736
Zurich Insurance Group AG1	23,867	7,118
Wells Fargo & Co.	148,000	6,820
Sampo Oyj, Class A1	130,569	5,747
Svenska Handelsbanken AB, Class A1	475,408	5,274
DBS Group Holdings Ltd.	293,600	5,103
Other securities		24,783
		68,581

Consumer staples 9.24%
Philip Morris International Inc.	145,220	9,695
Coca-Cola Co.	177,700	8,414
Diageo PLC	233,000	8,301
Altria Group, Inc.	150,370	7,427
British American Tobacco PLC	189,300	6,032
Nestlé SA1	69,277	5,623
Other securities		16,929
		62,421

Information technology 8.94%
Broadcom Inc.	47,700	12,129
Microsoft Corp.	99,520	10,108
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,277,800	9,306
Intel Corp.	176,700	8,292
QUALCOMM Inc.	140,900	8,019
Other securities		12,493
		60,347

Real estate 7.81%
Crown Castle International Corp. REIT	118,400	12,862
American Tower Corp. REIT	68,369	10,815
Link Real Estate Investment Trust REIT	582,500	5,899
Other securities		23,132
		52,708

Energy 6.62%
Enbridge Inc. (CAD denominated)	335,970	10,437
Royal Dutch Shell PLC, Class B	321,740	9,596
Royal Dutch Shell PLC, Class B (ADR)	8,500	509
Royal Dutch Shell PLC, Class A	101	3
Williams Companies, Inc.	231,200	5,098
Chevron Corp.	22,600	2,459
Other securities		16,621
		44,723

Communication services 6.02%
Vodafone Group PLC	5,377,800	10,481
Verizon Communications Inc.	119,950	6,743
Koninklijke KPN NV	2,175,375	6,381
HKT Trust and HKT Ltd., units	3,699,240	5,329
Other securities		11,749
		40,683

Health care 5.69%
AstraZeneca PLC	105,100	7,867
AstraZeneca PLC (ADR)	145,100	5,511
Johnson & Johnson	60,200	7,769
Pfizer Inc.	158,900	6,936
Other securities		10,313
		38,396

American Funds Insurance Series	73

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Utilities 5.52%
Edison International	135,100	$7,670
Enel SPA[1]	1,284,246	7,422
SSE PLC	477,689	6,585
Other securities		15,588
		37,265

Consumer discretionary 3.52%
Las Vegas Sands Corp.	154,300	8,031
Other securities		15,747
		23,778

Industrials 3.12%
Airbus SE, non-registered shares	73,714	7,091
Boeing Co.	17,900	5,773
Other securities		8,208
		21,072

Materials 1.41%
Other securities		9,546

Total common stocks (cost: $480,374,000)		459,520

Rights & warrants 0.00%
Energy 0.00%
Other securities		—

Total rights & warrants (cost: $1,000)		—

Convertible stocks 0.91%
Utilities 0.61%
Other securities		4,128

Real estate 0.30%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	1,900	1,999

Total convertible stocks (cost: $6,292,000)		6,127

Bonds, notes & other debt instruments 24.91%	Principal amount (000)
U.S. Treasury bonds & notes 13.84%
U.S. Treasury 13.02%
U.S. Treasury 1.625% 2022	$6,050	5,872
U.S. Treasury 2.00% 2022	15,000	14,741
U.S. Treasury 2.125% 2022	8,800	8,681
U.S. Treasury 2.00% 2025	13,200	12,729
U.S. Treasury 2.00% 2026	7,500	7,160
U.S. Treasury, principal only, 0% 2047	12,400	5,188
U.S. Treasury 1.75%–3.13% 2021–2048[2]	33,658	33,580
		87,951

U.S. Treasury inflation-protected securities 0.82%
U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	5,599	5,512

Total U.S. Treasury bonds & notes		93,463

74	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Mortgage-backed obligations 6.96%
Federal agency mortgage-backed obligations 6.72%
Fannie Mae 4.00% 2047[4]	$9,196	$9,385
Fannie Mae 4.50% 2048[4,5]	6,846	7,099
Fannie Mae 4.50% 2048[4]	5,816	6,033
Fannie Mae 4.50% 2048[4]	5,689	5,901
Fannie Mae 3.50%–4.00% 2046–2049[4,5]	2,344	2,382
Government National Mortgage Assn. 4.30%–6.87% 2049–2063[4,5]	7,553	7,817
Other securities		6,759
		45,376

Collateralized mortgage-backed obligations (privately originated) 0.24%
Other securities		1,582

Total mortgage-backed obligations		46,958

Corporate bonds & notes 3.97%
Financials 0.98%
CME Group Inc. 4.15% 2048	100	102
Wells Fargo & Co. 3.55%–4.60% 2021–2023	600	606
Other securities		5,886
		6,594

Utilities 0.83%
Enel Finance International SA 3.625% 2027[6]	215	190
Southern California Edison Co. 4.65% 2043	100	101
Other securities		5,297
		5,588

Health care 0.54%
AstraZeneca PLC 3.38%–3.50% 2023–2025	470	463
Other securities		3,196
		3,659

Communication services 0.38%
Verizon Communications Inc. 4.329% 2028	312	314
Vodafone Group PLC 3.75%–5.25% 2024–2048	600	582
Other securities		1,668
		2,564

Consumer staples 0.36%
Philip Morris International Inc. 2.63%–3.60% 2022–2023	273	265
Other securities		2,203
		2,468

Energy 0.26%
Shell International Finance BV 3.50% 2023	100	101
Other securities		1,629
		1,730

Information technology 0.04%
Broadcom Ltd. 3.50%–3.88% 2027–2028	328	291

Other 0.58%
Other securities		3,923

Total corporate bonds & notes		26,817

American Funds Insurance Series	75

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 0.14%
Other securities		$967

Total bonds, notes & other debt instruments (cost: $169,549,000)		168,205

Short-term securities 6.79%
Chevron Corp. 2.39% due 1/28/2019[6]	$10,000	9,981
Federal Home Loan Bank 2.33%–2.38% due 1/18/2019–2/21/2019	22,200	22,140
National Rural Utilities Cooperative Finance Corp. 2.52% due 1/31/2019	9,600	9,579
Pfizer Inc. 2.31% due 1/15/2019[6]	4,200	4,196

Total short-term securities (cost: $45,898,000)		45,896
Total investment securities 100.66% (cost: $702,114,000)		679,748
Other assets less liabilities (0.66)%		(4,468)

Net assets 100.00%		$675,280

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[7]	12/31/2018[8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	100	December 2019	$25,000	$24,338	$151
2 Year U.S. Treasury Note Futures	Long	49	April 2019	9,800	10,403	67
5 Year U.S. Treasury Note Futures	Long	988	April 2019	98,800	113,311	1,810
10 Year Ultra U.S. Treasury Note Futures	Short	473	March 2019	(47,300)	(61,527)	(1,820)
20 Year U.S. Treasury Bond Futures	Long	64	March 2019	6,400	9,344	439
30 Year Ultra U.S. Treasury Bond Futures	Short	26	March 2019	(2,600)	(4,177)	(218)
						$429

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $77,218,000, which represented 11.43% of the net assets of the fund. This amount includes $76,827,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $284,000, which represented .04% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $23,524,000, which represented 3.48% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

76	American Funds Insurance Series

Capital Income Builder

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

TBA = To-be-announced

See notes to financial statements

American Funds Insurance Series	77

Asset Allocation Fund

Summary investment portfolio December 31, 2018

Common stocks 58.94%	Shares	Value (000)
Information technology 13.64%
Microsoft Corp.	6,500,000	$660,205
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	14,016,000	517,331
Broadcom Inc.	1,995,000	507,289
VeriSign, Inc.[1]	2,000,000	296,580
ASML Holding NV (New York registered)	1,865,000	290,231
Intel Corp.	5,820,000	273,133
Intuit Inc.	1,100,000	216,535
Visa Inc., Class A	1,032,000	136,162
Other securities		230,164
		3,127,630

Health care 11.11%
UnitedHealth Group Inc.	2,016,300	502,301
Johnson & Johnson	3,472,000	448,062
Cigna Corp.	1,689,540	320,877
Humana Inc.	965,000	276,453
AbbVie Inc.	2,675,300	246,636
Merck & Co., Inc.	2,420,300	184,935
Bluebird Bio, Inc.[1]	1,617,100	160,416
Other securities		406,972
		2,546,652

Financials 9.49%
Chubb Ltd.	2,450,000	316,491
Arch Capital Group Ltd.[1]	8,595,000	229,658
First Republic Bank	2,580,000	224,202
Wells Fargo & Co.	3,500,000	161,280
JPMorgan Chase & Co.	1,600,000	156,192
Bank of America Corp.	6,000,000	147,840
CME Group Inc., Class A	738,200	138,870
Citigroup Inc.	2,500,000	130,150
Other securities		670,432
		2,175,115

Industrials 4.39%
Boeing Co.	1,140,000	367,650
Northrop Grumman Corp.	1,249,400	305,978
Lockheed Martin Corp.	847,200	221,831
Other securities		111,429
		1,006,888

Energy 4.17%
Noble Energy, Inc.	10,500,000	196,980
Cenovus Energy Inc.	27,000,000	189,862
Royal Dutch Shell PLC, Class B (ADR)	2,745,000	164,535
Other securities		404,961
		956,338

Consumer discretionary 3.94%
Home Depot, Inc.	1,125,000	193,297
Amazon.com, Inc.[1]	103,000	154,703
General Motors Co.	4,100,000	137,145
VF Corp.	1,600,000	114,144
Other securities		304,124
		903,413

78	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Communication services 3.70%
Comcast Corp., Class A	7,550,000	$257,077
Facebook, Inc., Class A1	1,332,000	174,612
Verizon Communications Inc.	2,040,000	114,689
Other securities		301,633
		848,011

Consumer staples 3.52%
Philip Morris International Inc.	5,430,000	362,507
Nestlé SA2	3,242,230	263,173
Nestlé SA (ADR)	900,000	72,864
Other securities		109,682
		808,226

Materials 3.23%
DowDuPont Inc.	7,753,100	414,636
Other securities		324,972
		739,608

Utilities 0.94%
CMS Energy Corp.	2,284,700	113,435
Other securities		102,464
		215,899

Real estate 0.81%
Other securities		184,779

Total common stocks (cost: $10,995,856,000)		13,512,559

Rights & warrants 0.00%
Other 0.00%
Other securities		242

Total rights & warrants (cost: $70,000)		242

Convertible stocks 0.03%
Industrials 0.03%
Other securities		6,074

Total convertible stocks (cost: $4,800,000)		6,074

Convertible bonds 0.00%	Principal amount (000)
Communication services 0.00%
Other securities		1,272

Bonds, notes & other debt instruments 28.92%
U.S. Treasury bonds & notes 12.30%
U.S. Treasury 9.54%
U.S. Treasury 1.50% 2019	$400,000	399,688
U.S. Treasury 1.25% 2020[3]	298,117	293,842
U.S. Treasury 1.625% 2020	125,000	123,238
U.S. Treasury 2.25% 2027	126,075	122,452
U.S. Treasury 1.13%–4.75% 2019–2048[3]	1,260,397	1,247,301
		2,186,521

American Funds Insurance Series	79

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 2.76%
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	$221,289	$217,968
U.S. Treasury Inflation-Protected Security 1.375% 2044[3,4]	139,180	144,107
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2047[4]	283,125	271,873
		633,948

Total U.S. Treasury bonds & notes		2,820,469

Corporate bonds & notes 9.97%
Energy 1.60%
Other securities		367,218

Financials 1.56%
ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	6,905	6,864
Other securities		349,954
		356,818

Health care 1.52%
AbbVie Inc. 4.25%–4.88% 2028–2048	11,404	10,435
Cigna Corp. 3.40%–4.90% 2021–2048[5]	18,585	18,521
Johnson & Johnson 2.45% 2026	5,285	4,970
Other securities		315,654
		349,580

Communication services 1.07%
Comcast Corp. 2.35%–4.70% 2025–2048	24,439	24,085
NBCUniversal Enterprise, Inc. 1.974% 2019[5]	100	100
Other securities		220,154
		244,339

Materials 0.73%
Dow Chemical Co. 4.55% 2025[5]	8,394	8,556
DowDuPont Inc. 4.21%–4.73% 2023–2028	16,125	16,632
Other securities		142,841
		168,029

Industrials 0.63%
Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,050	9,962
Northrop Grumman Corp. 2.93%–3.25% 2025–2028	8,140	7,676
Other securities		127,441
		145,079

Consumer staples 0.59%
Nestle Holdings, Inc. 3.50% 2025[5]	4,500	4,526
Philip Morris International Inc. 1.88%–4.25% 2020–2044	15,405	14,816
Other securities		116,177
		135,519

Information technology 0.29%
Broadcom Ltd. 3.00%–3.63% 2022–2028	6,277	5,582
Microsoft Corp. 4.10%–4.20% 2035–2037	7,000	7,268
Other securities		52,778
		65,628

Other 1.98%
Other securities		454,358

Total corporate bonds & notes		2,286,568

80	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Mortgage-backed obligations 5.75%
Federal agency mortgage-backed obligations 5.59%
Fannie Mae 0%–7.50% 2021–2049[6,7,8]	$576,633	$585,310
Freddie Mac 3.00%–6.50% 2037–2049[6,8]	309,698	312,698
Other securities		383,453
		1,281,461

Other 0.16%
Other securities		37,382

Total mortgage-backed obligations		1,318,843

Federal agency bonds & notes 0.07%
Fannie Mae 1.88%–2.00% 2022–2026	16,000	15,031

Other 0.83%
Other securities		190,115

Total bonds, notes & other debt instruments (cost: $6,771,429,000)		6,631,026

Short-term securities 13.60%
Federal Home Loan Bank 2.13%–2.41% due 1/2/2019–3/15/2019	1,506,150	1,501,682
Merck & Co. Inc. 2.37%–2.50% due 1/23/2019–2/27/2019[5]	149,000	148,526
U.S. Treasury Bills 2.12%–2.38% due 1/15/2019–3/7/2019	660,200	658,327
United Parcel Service Inc. 2.34%–2.40% due 1/14/2019–1/22/2019[5]	175,000	174,804
Other securities		633,289

Total short-term securities (cost: $3,116,790,000)		3,116,628
Total investment securities 101.49% (cost: $20,890,335,000)		23,267,801
Other assets less liabilities (1.49)%		(342,350)

Net assets 100.00%		$22,925,451

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $43,203,000, which represented .19% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $30,904,000, an aggregate cost of $36,241,000, and which represented .13% of the net assets of the fund) were acquired from 9/26/2013 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series	81

Asset Allocation Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[9]	Value at 12/31/2018 (000)	[10]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	2,898	April 2019	$579,600		$615,282		$2,012
5 Year U.S. Treasury Note Futures	Long	1,317	April 2019	131,700		151,043		2,659
10 Year U.S. Treasury Note Futures	Long	817	March 2019	81,700		99,687		1,364
10 Year Ultra U.S. Treasury Note Futures	Short	211	March 2019	(21,100)			(27,447)	(874)
								$5,161

Swap contracts

Interest rate swaps

					Upfront	Unrealized
				Value at	payments/	depreciation
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
1.6365%	3-month USD-LIBOR	10/16/2019	$124,000	$(1,066)	$—	$(1,066)
U.S. EFFR	2.4435%	12/20/2023	17,844	(137)	—	(137)
U.S. EFFR	2.45375%	12/20/2023	159,848	(1,304)	—	(1,304)
U.S. EFFR	2.4225%	12/24/2023	73,206	(490)	—	(490)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(560)	—	(560)
					$—	$(3,557)

82	American Funds Insurance Series

Asset Allocation Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning			Ending	Net	Net	Dividend	Value of
	shares or			shares or	realized	unrealized	or interest	affiliates at
	principal			principal	gain	depreciation	income	12/31/2018
	amount	Additions	Reductions	amount	(000)	(000)	(000)	(000)
Common stocks 0.59%
Energy 0.14%
Weatherford International PLC[1]	56,000,000	4,000,000	—	60,000,000	$—	$(210,215)	$—	$33,540

Consumer discretionary 0.45%
Dillard’s, Inc., Class A (USA)[11]	807,618	892,382	—	1,700,000	—	(9,607)	562	102,527

Total common stocks								136,067

Bonds, notes & other debt instruments 0.08%
Energy 0.08%
Weatherford International PLC 4.50% 2022	$2,670,000	$3,695,000	—	$6,365,000	—	(1,890)	340	3,755
Weatherford International PLC 8.25% 2023	$5,500,000	$300,000	—	$5,800,000	—	(2,350)	484	3,523
Weatherford International PLC 9.875% 2024	—	$1,000,000	—	$1,000,000	—	(391)	86	620
Weatherford International PLC 9.875% 2025[5]	—	$2,550,000	—	$2,550,000	—	(973)	214	1,562
Weatherford International PLC 6.50% 2036	$7,595,000	—	—	$7,595,000	—	(2,323)	519	3,987
Weatherford International PLC 6.75% 2040	$7,825,000	—	—	$7,825,000	—	(2,412)	553	4,069
								17,516
Total 0.67%					$—	$(230,161)	$2,758	$153,583

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $396,462,000, which represented 1.73% of the net assets of the fund. This amount includes $369,780,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,162,000, which represented .04% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,612,443,000, which represented 7.03% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Purchased on a TBA basis.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2017; it was not publicly disclosed.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series	83

Global Balanced Fund

Summary investment portfolio December 31, 2018

Common stocks 56.65%	Shares	Value (000)
Information technology 11.31%
ASML Holding NV	35,800	$5,626
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	732,000	5,331
Microsoft Corp.	48,500	4,926
PagSeguro Digital Ltd., Class A2	220,528	4,130
Broadcom Inc.	15,150	3,852
Temenos AG1	25,000	2,999
Keyence Corp.[1]	4,400	2,233
Intel Corp.	44,000	2,065
Other securities		10,273
		41,435

Financials 8.12%
JPMorgan Chase & Co.	48,270	4,712
HSBC Holdings PLC (GBP denominated)	539,633	4,449
Berkshire Hathaway Inc., Class A2	12	3,672
B3 SA - Brasil, Bolsa, Balcao	376,000	2,601
HDFC Bank Ltd. (ADR)	21,605	2,238
Credicorp Ltd.	10,050	2,228
Wells Fargo & Co.	47,900	2,207
AIA Group Ltd.	250,000	2,075
Other securities		5,545
		29,727

Health care 7.49%
Merck & Co., Inc.	66,870	5,110
Humana Inc.	16,330	4,678
UnitedHealth Group Inc.	8,985	2,238
Other securities		15,420
		27,446

Industrials 6.81%
Boeing Co.	15,250	4,918
Edenred SA	65,000	2,391
Other securities		17,629
		24,938

Energy 4.95%
ConocoPhillips	56,006	3,492
Royal Dutch Shell PLC, Class B	114,200	3,406
LUKOIL Oil Co. PJSC (ADR)	39,800	2,845
Enbridge Inc. (CAD denominated)	62,117	1,929
Enbridge Inc. (CAD denominated)[3]	16,157	502
TOTAL SA	45,200	2,391
Other securities		3,564
		18,129

Consumer staples 4.85%
Nestlé SA1	45,300	3,677
Philip Morris International Inc.	50,800	3,391
British American Tobacco PLC	78,900	2,514
Coca-Cola European Partners PLC	48,000	2,201
Other securities		5,994
		17,777

Consumer discretionary 4.05%
Amazon.com, Inc.[2]	2,500	3,755
Ocado Group PLC[2]	259,500	2,613
Other securities		8,465
		14,833

84	American Funds Insurance Series

Global Balanced Fund

Common stocks	Shares		Value (000)
Materials 3.54%
DowDuPont Inc.		40,738	$2,179
Linde PLC[1]		13,706	2,176
Randgold Resources Ltd.[1]		25,000	2,068
Other securities			6,530
			12,953

Communication services 2.21%
Nintendo Co., Ltd.[1]		21,300	5,671
Other securities			2,412
			8,083

Real estate 1.91%
Link Real Estate Investment Trust REIT		211,697	2,144
Other securities			4,838
			6,982

Utilities 1.41%
Ørsted AS1		33,800	2,255
ENN Energy Holdings Ltd.		232,000	2,058
Other securities			839
			5,152

Total common stocks (cost: $181,317,000)			207,455

Bonds, notes & other debt instruments 36.97%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 16.15%
Canada 1.00%–2.25% 2022–2025	C$	2,000	1,484
Japan, Series 395, 0.10% 2020		¥251,100	2,301
Japan, Series 346, 0.10% 2027		380,450	3,529
Japan 0.10%–1.70% 2020–2046[4]		1,018,875	9,836
Poland (Republic of) 3.25%–5.75% 2020–2025	PLN	14,140	4,068
United Mexican States 5.75%–10.00% 2020–2042	MXN	63,500	2,995
United Mexican States 4.15%–4.60% 2027–2046		$600	565
Other securities			34,368
			59,146

U.S. Treasury bonds & notes 12.50%
U.S. Treasury 10.13%
U.S. Treasury 2.875% 2021		2,250	2,276
U.S. Treasury 1.625% 2022		2,850	2,766
U.S. Treasury 2.875% 2023		2,250	2,288
U.S. Treasury 2.25% 2027		2,800	2,711
U.S. Treasury 2.875% 2028[5]		2,170	2,205
U.S. Treasury 1.00%–3.13% 2019–2046[5]		25,142	24,843
			37,089

U.S. Treasury inflation-protected securities 2.37%
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2022–2044[4]		8,962	8,681

Total U.S. Treasury bonds & notes			45,770

Corporate bonds & notes 6.43%
Financials 1.61%
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[3,6]		200	191
Berkshire Hathaway Inc. 3.00% 2022		75	75
HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[6]		€100	115
HSBC Holdings PLC 3.03%–4.29% 2023–2026[6]		$650	633

American Funds Insurance Series	85

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds & notes (continued)
Financials (continued)
JPMorgan Chase & Co. 2.55%–6.75% 2021–2049[6]		$389	$387
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.848% 2021[7]		300	297
Other securities			4,193
			5,891

Utilities 0.98%
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023		72	72
Other securities			3,539
			3,611

Health care 0.92%
Humana Inc. 3.15% 2022		100	98
Other securities			3,277
			3,375

Consumer discretionary 0.56%
Amazon.com, Inc. 2.80%–3.15% 2024–2027		220	213
Other securities			1,826
			2,039

Energy 0.53%
Petróleos Mexicanos 7.47% 2026	MXN	4,000	150
Petróleos Mexicanos 6.35%–6.50% 2027–2048		$487	408
Shell International Finance BV 3.50% 2023		330	334
Other securities			1,035
			1,927

Information technology 0.31%
Broadcom Ltd. 3.875% 2027		190	171
Microsoft Corp. 2.40%–3.30% 2026–2027		652	630
Other securities			338
			1,139

Other 1.52%
Other securities			5,550

Total corporate bonds & notes			23,532

Mortgage-backed obligations 1.89%
Federal agency mortgage-backed obligations 1.18%
Fannie Mae 4.00%–4.50% 2041–2049[8,9]		3,775	3,871
Other securities			474
			4,345

Other 0.71%
Other securities			2,591

Total mortgage-backed obligations			6,936

Total bonds, notes & other debt instruments (cost: $138,335,000)			135,384

86	American Funds Insurance Series

Global Balanced Fund

Short-term securities 6.99%	Principal amount (000)	Value (000)
Canada Bill 2.32% due 1/3/2019	$6,000	$6,000
Federal Home Loan Bank 2.15%–2.39% due 1/2/2019–1/22/2019	9,600	9,592
National Rural Utilities Cooperative Finance Corp. 2.55% due 1/14/2019	5,000	4,995
U.S. Treasury Bills 2.28% due 1/15/2019	5,000	4,996

Total short-term securities (cost: $25,583,000)		25,583
Total investment securities 100.61% (cost: $345,235,000)		368,422
Other assets less liabilities (0.61)%		(2,233)

Net assets 100.00%		$366,189

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[10]	Value at 12/31/2018 (000)	[11]	Unrealized appreciation at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	6	April 2019	$1,200		$1,274		$6
5 Year U.S. Treasury Note Futures	Long	97	April 2019	9,700		11,124		116
10 Year Ultra U.S. Treasury Note Futures	Long	9	March 2019	900		1,171		38
10 Year U.S. Treasury Note Futures	Long	7	March 2019	700		854		20
								$180

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD500	MYR2,100	JPMorgan Chase	1/4/2019	$(8)
USD482	THB15,900	HSBC Bank	1/8/2019	(6)
USD1,367	EUR1,200	Citibank	1/8/2019	(9)
JPY57,806	EUR450	HSBC Bank	1/9/2019	12
JPY42,300	USD374	Citibank	1/9/2019	12
EUR534	USD606	Goldman Sachs	1/9/2019	6
USD354	JPY40,000	Bank of New York Mellon	1/9/2019	(11)
USD513	BRL2,000	Citibank	1/10/2019	(3)
USD350	INR24,900	Citibank	1/10/2019	(6)
JPY9,730	USD86	JPMorgan Chase	1/11/2019	3
JPY9,730	USD86	Goldman Sachs	1/11/2019	3
USD162	ILS600	Goldman Sachs	1/11/2019	1
USD497	PLN1,870	JPMorgan Chase	1/11/2019	(3)
USD172	JPY19,459	Goldman Sachs	1/11/2019	(6)
USD356	INR25,000	Citibank	1/14/2019	(1)
USD378	MYR1,580	JPMorgan Chase	1/14/2019	(4)
USD692	INR49,000	HSBC Bank	1/15/2019	(9)
JPY116,594	USD1,033	JPMorgan Chase	1/17/2019	32
USD871	CAD1,165	Citibank	1/17/2019	17
EUR938	USD1,068	Goldman Sachs	1/17/2019	9
KRW900,000	USD802	JPMorgan Chase	1/17/2019	5
USD259	THB8,500	Bank of America, N.A.	1/17/2019	(2)

American Funds Insurance Series	87

Global Balanced Fund

Forward currency contracts (continued)

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD796	KRW900,000	Morgan Stanley	1/17/2019	$(11)
USD740	JPY83,520	Citibank	1/17/2019	(23)
JPY110,281	EUR860	Goldman Sachs	1/18/2019	21
USD520	AUD725	JPMorgan Chase	1/18/2019	10
USD113	CAD150	Goldman Sachs	1/18/2019	4
KRW532,100	USD475	HSBC Bank	1/18/2019	2
GBP190	USD243	Citibank	1/18/2019	(1)
USD474	KRW532,100	Goldman Sachs	1/18/2019	(3)
USD116	INR8,300	Citibank	1/22/2019	(3)
USD588	BRL2,300	JPMorgan Chase	1/22/2019	(5)
GBP1,476	USD1,871	Citibank	1/24/2019	13
EUR1,565	USD1,787	JPMorgan Chase	1/24/2019	10
GBP270	EUR300	Bank of America, N.A.	1/24/2019	— [12]
NOK2,700	USD316	Bank of New York Mellon	1/24/2019	(3)
USD699	AUD970	UBS AG	1/25/2019	15
USD462	INR32,718	JPMorgan Chase	1/25/2019	(6)
EUR717	USD812	HSBC Bank	1/28/2019	11
EUR400	USD459	HSBC Bank	1/28/2019	1
NOK3,054	USD351	UBS AG	1/29/2019	3
USD143	MXN2,900	HSBC Bank	1/29/2019	(3)
JPY85,000	USD754	JPMorgan Chase	2/13/2019	24
USD504	CNH3,500	JPMorgan Chase	2/28/2019	(6)
USD62	BRL250	HSBC Bank	12/20/2019	— [12]
				$82

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
U.S. EFFR	2.521%	5/1/2019	$153,000	$(19)	$—	$(19)
(0.0385)%	EONIA	12/4/2021	€4,300	12	—	12
(0.0405)%	EONIA	12/4/2021	4,400	12	—	12
					$—	$5

88	American Funds Insurance Series

Global Balanced Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $42,136,000, which represented 11.51% of the net assets of the fund. This amount includes $40,068,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,661,000, which represented 2.91% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $154,000, which represented .04% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Purchased on a TBA basis.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.
[12]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CNH = Chinese yuan renminbi

EFFR = Effective Federal Funds Rate

EONIA = Euro Overnight Index Average

EUR/€ = Euros

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

TBA = To-be-announced

THB = Thai baht

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series	89

Bond Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 98.44%	Principal amount (000)		Value (000)
Corporate bonds & notes 36.57%
Financials 10.49%
Bank of America Corp. 2.82%–4.27% 2023–2029[1]		$111,866	$108,914
General Motors Financial Co. 4.20% 2021		12,600	12,602
Intesa Sanpaolo SpA 5.017% 2024[2]		70,790	64,129
Morgan Stanley 2.50%–3.88% 2021–2029[1,3]		103,230	100,523
Other securities			747,734
			1,033,902

Health care 6.53%
Teva Pharmaceutical Finance Co. BV 2.80% 2023		77,814	67,082
Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2046		133,539	103,666
Other securities			472,682
			643,430

Energy 5.02%
Petróleos Mexicanos 7.47% 2026	MXN	295,000	11,075
Petróleos Mexicanos 4.63%–6.75% 2022–2048		$65,035	57,055
Other securities			426,114
			494,244

Utilities 3.49%
Other securities			344,262

Consumer discretionary 3.03%
General Motors Co. 4.35%–5.95% 2025–2049		20,265	18,401
General Motors Financial Co. 3.15%–3.95% 2020–2024		71,039	67,851
Other securities			212,152
			298,404

Consumer staples 2.82%
Other securities			277,569

Communication services 2.07%
Other securities			204,443

Industrials 1.04%
Other securities			102,117

Other 2.08%
Other securities			205,279

Total corporate bonds & notes			3,603,650

U.S. Treasury bonds & notes 28.94%
U.S. Treasury 23.96%
U.S. Treasury 2.25% 2023		110,600	109,231
U.S. Treasury 2.50% 2023		57,200	57,218
U.S. Treasury 2.625% 2023		297,846	299,451
U.S. Treasury 2.75% 2023		173,600	175,425
U.S. Treasury 2.125% 2024[4]		250,100	245,361
U.S. Treasury 2.125% 2024[4]		72,100	70,548
U.S. Treasury 2.125% 2024		72,100	70,475
U.S. Treasury 2.25% 2024		65,000	64,175
U.S. Treasury 2.625% 2025		76,884	77,076
U.S. Treasury 2.75% 2025		132,000	133,361
U.S. Treasury 2.875% 2025		162,218	165,056
U.S. Treasury 2.875% 2025		96,200	97,906
U.S. Treasury 2.25% 2027		120,200	116,223

90	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
U.S. Treasury 2.25% 2027		$73,175	$71,072
U.S. Treasury 3.125% 2028		125,656	130,492
U.S. Treasury 3.00% 2048[4]		72,499	72,268
U.S. Treasury 3.125% 2048[4]		85,768	87,519
U.S. Treasury 3.375% 2048[4]		105,392	112,851
U.S. Treasury 2.38%–8.75% 2020–2045		195,161	206,044
			2,361,752

U.S. Treasury inflation-protected securities 4.98%
U.S. Treasury Inflation-Protected Security 0.625% 2023[5]		50,902	50,107
U.S. Treasury Inflation-Protected Security 0.375% 2025[5]		54,409	52,483
U.S. Treasury Inflation-Protected Security 0.375% 2027[5]		155,061	147,380
U.S. Treasury Inflation-Protected Security 0.50% 2028[5]		128,145	122,360
U.S. Treasury Inflation-Protected Security 0.75% 2028[5]		71,633	70,160
U.S. Treasury Inflation-Protected Securities 0.88%–1.00% 2047–2048[4,5]		57,402	48,055
			490,545

Total U.S. Treasury bonds & notes			2,852,297

Mortgage-backed obligations 22.67%
Federal agency mortgage-backed obligations 22.65%
Fannie Mae 3.50% 2047[6]		94,234	94,300
Fannie Mae 3.50% 2047[6]		65,315	65,360
Fannie Mae 3.50% 2049[6,7]		538,377	538,494
Fannie Mae 4.00% 2049[6,7]		225,210	229,666
Fannie Mae 4.50% 2049[6,7]		98,000	101,542
Fannie Mae 3.00%–9.19% 2023–2049[3,6]		170,534	172,675
Freddie Mac 3.50% 2047[6]		111,522	111,566
Freddie Mac 3.50% 2047[6]		61,286	61,335
Freddie Mac 4.00% 2048[6]		63,344	64,620
Freddie Mac 4.00% 2048[6]		58,724	59,906
Freddie Mac 4.00% 2048[6]		50,769	51,791
Freddie Mac 3.00%–5.50% 2033–2048[6]		186,165	186,978
Government National Mortgage Assn. 4.00% 2049[6,7]		78,661	80,560
Government National Mortgage Assn. 4.00% 2049[6,7]		69,539	71,158
Government National Mortgage Assn. 4.50% 2049[6,7]		117,450	121,553
Government National Mortgage Assn. 5.00% 2049[6,7]		168,137	174,944
Government National Mortgage Assn. 5.00% 2049[6,7]		23,839	24,782
Other securities			21,002
			2,232,232

Other 0.02%
Other securities			1,863

Total mortgage-backed obligations			2,234,095

Bonds & notes of governments & government agencies outside the U.S. 6.22%
Italy (Republic of) 0.95% 2023		€45,000	50,312
Italy (Republic of) 2.00% 2028		21,000	23,045
Japan, Series 20, 0.10% 2025[5]		¥11,430,000	107,256
Portuguese Republic 5.125% 2024		$89,175	93,569
Portuguese Republic 4.10%–5.65% 2024–2045		€20,375	29,237
United Mexican States, Series M, 6.50% 2021	MXN	3,132,700	152,312
United Mexican States 3.60% 2025		$11,500	10,994
United Mexican States, Series M, 5.75% 2026	MXN	527,500	22,701
Other securities			123,316
			612,742

Asset-backed obligations 2.00%
Other securities			197,268

American Funds Insurance Series	91

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals 1.93%
Illinois 1.64%
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	$27,060	$27,489
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[6]	86,885	82,973
G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	402
G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,826
G.O. Bonds, Series 2013-B, 4.11% 2022	750	748
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,101
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	256
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,487
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,376
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	337
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,462
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[6]	5,838	6,050
Other securities		31,113
		161,620

Other 0.29%
Other securities		28,321

Total municipals		189,941

Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 2026	11,910	11,395

Total bonds, notes & other debt instruments (cost: $9,812,916,000)		9,701,388

Common stocks 0.01%	Shares
Other 0.01%
Other securities		422

Total common stocks (cost: $1,854,000)		422

Rights & warrants 0.00%
Energy 0.00%
Other securities		67

Total rights & warrants (cost: $18,000)		67

Short-term securities 12.62%	Principal amount (000)
Chevron Corp. 2.49% due 2/4/2019[2]	$75,000	74,819
Fannie Mae 2.23% due 1/2/2019	3,200	3,199
Federal Home Loan Bank 2.23%–2.39% due 1/11/2019–3/6/2019	483,800	482,671
Italian Treasury Bill 0.53% due 8/14/2019	€46,400	53,030
Merck & Co. Inc. 2.38% due 1/25/2019–1/29/2019[2]	$80,000	79,849
U.S. Treasury Bills 2.19%–2.44% due 1/17/2019–5/16/2019	366,500	364,843
Wal-Mart Stores, Inc. 2.46%–2.49% due 1/7/2019–1/14/2019[2]	64,800	64,756
Other securities		120,466

Total short-term securities (cost: $1,244,163,000)		1,243,633
Total investment securities 111.07% (cost: $11,058,951,000)		10,945,510
Other assets less liabilities (11.07)%		(1,090,823)

Net assets 100.00%		$9,854,687

92	American Funds Insurance Series

Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,591,000, which represented .02% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,243,000, which represented .01% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [8]	Value at 12/31/2018 (000) [9]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	3,076	April 2019	$615,200	$653,073	$2,119
5 Year Euro-Bobl Futures	Short	2,022	March 2019	€(202,200)	(307,010)	(813)
5 Year U.S. Treasury Note Futures	Long	10,571	April 2019	$1,057,100	1,212,362	17,566
10 Year Euro-Bund Futures	Short	715	March 2019	€(71,500)	(133,974)	(934)
10 Year U.S. Treasury Note Futures	Long	579	March 2019	$57,900	70,647	1,495
10 Year Ultra U.S. Treasury Note Futures	Short	171	March 2019	(17,100)	(22,243)	(666)
30 Year Euro-Buxl Futures	Long	268	March 2019	€26,800	55,462	1,118
30 Year Ultra U.S. Treasury Bond Futures	Short	33	March 2019	$(3,300)	(5,302)	(277)
						$19,608

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD25,523	EUR22,400	Citibank	1/8/2019	$(159)
USD12,784	JPY1,445,000	Bank of America, N.A.	1/11/2019	(412)
USD60,130	MXN1,220,000	Citibank	1/11/2019	(1,853)
KRW44,456,000	USD39,480	JPMorgan Chase	1/14/2019	380
USD40,106	KRW44,456,000	Morgan Stanley	1/14/2019	247
USD53,016	EUR46,600	HSBC Bank	1/17/2019	(456)
USD117,705	MXN2,400,000	Morgan Stanley	1/17/2019	(4,095)
JPY13,203,300	USD117,462	Goldman Sachs	1/18/2019	3,183
EUR34,400	USD39,182	Citibank	1/18/2019	294
CNH273,100	USD39,613	Citibank	1/18/2019	149
USD39,868	CNH273,100	HSBC Bank	1/18/2019	107
USD439	EUR385	HSBC Bank	1/18/2019	(3)
USD39,223	EUR34,400	HSBC Bank	1/18/2019	(253)
USD39,249	JPY4,444,800	Citibank	1/18/2019	(1,365)
USD78,055	JPY8,758,500	HSBC Bank	1/18/2019	(1,976)
USD5,622	EUR4,925	JPMorgan Chase	1/24/2019	(33)
USD12,492	MXN252,000	Citibank	1/24/2019	(281)
USD124,696	EUR109,250	HSBC Bank	1/24/2019	(743)
USD64,722	JPY7,300,000	Morgan Stanley	1/24/2019	(2,013)
USD30,599	JPY3,430,000	Goldman Sachs	1/29/2019	(770)
USD54,526	EUR46,000	Bank of America, N.A.	8/14/2019	781
				$(9,271)

American Funds Insurance Series	93

Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
1.6915%	3-month USD-LIBOR	6/3/2020	$1,600	$(23)	$—	$(23)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	288	—	288
U.S. EFFR	2.4435%	12/20/2023	5,508	(42)	—	(42)
U.S. EFFR	2.45375%	12/20/2023	49,336	(403)	—	(403)
U.S. EFFR	2.4225%	12/24/2023	22,594	(151)	—	(152)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,119)	—	(1,119)
3-month USD-LIBOR	2.438%	11/19/2024	$750	6	—	6
3-month USD-LIBOR	2.0475%	3/23/2025	450	14	—	14
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	25	—	25
3-month USD-LIBOR	2.339%	5/13/2025	375	6	—	6
3-month USD-LIBOR	2.351%	5/15/2025	590	9	—	9
3-month USD-LIBOR	2.287%	5/20/2025	500	9	—	9
3-month USD-LIBOR	2.227%	5/28/2025	260	6	—	6
3-month USD-LIBOR	2.2125%	5/29/2025	465	11	—	11
3-month USD-LIBOR	2.451%	6/5/2025	650	6	—	6
3-month USD-LIBOR	2.46%	6/10/2025	2,536	22	—	22
3-month USD-LIBOR	2.455%	6/24/2025	235	2	—	2
3-month USD-LIBOR	2.397%	7/13/2025	900	11	—	11
3-month USD-LIBOR	2.535%	7/15/2025	800	4	—	4
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	12	—	12
3-month USD-LIBOR	2.312%	7/29/2025	1,000	18	—	18
3-month USD-LIBOR	2.331%	7/30/2025	435	7	—	7
3-month USD-LIBOR	2.228%	9/4/2025	12,000	285	—	285
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(92)	—	(92)
3-month USD-LIBOR	1.595%	5/12/2026	$8,500	593	—	593
3-month USD-LIBOR	1.592%	5/12/2026	4,000	280	—	280
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	80	—	80
2.844%	3-month USD-LIBOR	6/11/2035	3,250	11	—	11
2.773%	3-month USD-LIBOR	7/13/2035	500	(3)	—	(3)
2.589%	3-month USD-LIBOR	9/4/2035	3,100	(98)	—	(98)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(169)	—	(169)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	518	—	518
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(237)	—	(237)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	342	—	342
					$—	$227

94	American Funds Insurance Series

Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,180,984,000, which represented 11.98% of the net assets of the fund.
[3]	Coupon rate may change periodically.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $25,155,000, which represented .26% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

CNH = Chinese yuan renminbi

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series	95

Global Bond Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 92.18%	Principal amount (000)		Value (000)
Japanese yen 11.88%
Japan, Series 395, 0.10% 2020		¥5,380,000	$49,306
Japan, Series 19, 0.10% 2024[1]		2,428,632	22,734
Japan, Series 18, 0.10% 2024[1]		1,958,856	18,301
Japan, Series 21, 0.10% 2026[1]		989,420	9,329
Japan, Series 346, 0.10% 2027		3,125,000	28,990
Japan, Series 116, 2.20% 2030		1,735,000	19,560
Japan, Series 145, 1.70% 2033		2,210,000	24,308
Japan 0.10%–2.30% 2020–2048[1]		7,835,970	75,509
			248,037

Euros 11.27%
Canada 3.50% 2020		€2,500	2,983
Germany (Federal Republic of) 0.50% 2027		12,360	14,640
Germany (Federal Republic of) 0.50% 2028		11,000	12,976
Germany (Federal Republic of) 1.25% 2048[2]		8,750	11,016
Germany (Federal Republic of) 1.75%–6.25% 2024–2046		9,670	14,363
Ireland (Republic of) 0.90% 2028		8,090	9,275
Italy (Republic of) 1.35% 2022		12,950	14,891
Italy (Republic of) 2.05%–4.75% 2023–2027		12,730	15,089
Romania 2.88%–3.88% 2029–2038		12,150	13,170
Spain (Kingdom of) 1.45% 2027		18,230	21,194
Spain (Kingdom of) 1.50% 2027		10,350	12,131
Spain (Kingdom of) 2.70%–2.90% 2046–2048		7,145	8,415
Other securities			85,261
			235,404

Mexican pesos 3.57%
Petróleos Mexicanos 7.47% 2026	MXN	59,000	2,215
United Mexican States, Series M, 8.00% 2023		301,000	14,960
United Mexican States, Series M, 5.75% 2026		611,500	26,316
United Mexican States 6.50%–10.00% 2020–2042		618,500	30,947
			74,438

Polish zloty 3.51%
Poland (Republic of), Series 1021, 5.75% 2021	PLN	101,030	29,970
Poland (Republic of), Series 0922, 5.75% 2022		34,600	10,513
Poland (Republic of), Series 0725, 3.25% 2025		34,750	9,721
Poland (Republic of) 1.50%–5.25% 2020–2023		82,090	23,109
			73,313

Danish kroner 3.15%
Nykredit Realkredit AS, Series 01E, 1.50% 2037[3]	DKr	107,828	16,675
Nykredit Realkredit AS, Series 01E, 1.50% 2040[3]		284,656	43,453
Nykredit Realkredit AS 2.00%–2.50% 2037–2047[3]		35,015	5,605
			65,733

Indian rupees 2.19%
India (Republic of) 8.83% 2023	INR	884,200	13,507
India (Republic of) 6.79%–7.88% 2021–2030		2,013,270	28,514
Other securities			3,779
			45,800

British pounds 2.08%
United Kingdom 3.25% 2044		£6,500	10,597
United Kingdom 1.25%–4.25% 2022–2047		22,535	30,170
Other securities			2,609
			43,376

96	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
Brazilian reais 1.58%
Brazil (Federative Republic of) 0% 2021	BRL	14,000	$3,000
Brazil (Federative Republic of) 0% 2022		75,000	14,641
Brazil (Federative Republic of) 10.00% 2025		57,090	15,395
			33,036

Thai baht 1.30%
Thailand (Kingdom of) 2.125% 2026	THB	317,750	9,552
Thailand (Kingdom of) 1.88%–3.85% 2022–2032		363,200	11,440
Other securities			6,237
			27,229

Israeli shekels 0.88%
Israel (State of) 5.50% 2042	ILS	29,300	10,802
Other securities			7,518
			18,320

Chilean pesos 0.73%
Chile (Banco Central de) 4.00% 2023	CLP	6,765,000	9,796
Other securities			5,378
			15,174

Malaysian ringgits 0.72%
Malaysia (Federation of), Series 0310, 4.498% 2030	MYR	42,250	10,327
Other securities			4,802
			15,129

Romanian leu 0.69%
Romania 2.30%–5.95% 2020–2022	RON	59,100	14,495

Canadian dollars 0.48%
Canada 1.00%–2.25% 2022–2025	C$	10,500	7,808
Other securities			2,231
			10,039

U.S. dollars 43.81%
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[4,5]		$880	843
Fannie Mae 3.50% 2049[3,6]		15,500	15,503
Fannie Mae 4.00% 2049[3,6]		17,329	17,672
Fannie Mae 4.50% 2049[3,6]		13,050	13,522
Fannie Mae 2.18%–4.00% 2022–2048[3]		8,034	8,110
Petrobras Global Finance Co. 5.30%–6.13% 2022–2025		2,307	2,256
Petróleos Mexicanos 6.35%–6.50% 2027–2048		3,602	3,264
Poland (Republic of) 3.25%–4.00% 2024–2026		5,570	5,508
Romania 5.125% 2048[5]		6,200	5,991
U.S. Treasury 1.875% 2024[2]		9,400	9,076
U.S. Treasury 2.75% 2025		10,140	10,244
U.S. Treasury 2.00% 2026[2]		33,560	32,039
U.S. Treasury 2.25% 2027		27,700	26,783
U.S. Treasury 2.75% 2028[2]		62,500	62,881
U.S. Treasury 2.875% 2028		43,500	44,217
U.S. Treasury 2.875% 2028		19,850	20,171
U.S. Treasury 2.75% 2047[2]		17,800	16,872
U.S. Treasury 3.00% 2048[2]		23,800	23,724
U.S. Treasury 3.00% 2048		10,600	10,559
U.S. Treasury 2.13%–2.88% 2020–2025		36,730	36,781
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		27,337	26,927
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]		11,851	11,349
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]		10,323	10,059

American Funds Insurance Series	97

Global Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2023–2046[1,2]	$39,818	$38,799
United Mexican States 4.15% 2027	1,910	1,850
Other securities		459,714
		914,714

Other 4.34%
Other securities		90,558

Total bonds, notes & other debt instruments (cost: $1,967,091,000)		1,924,795

Convertible bonds 0.00%
U.S. dollars 0.00%
Other securities		100

Total convertible bonds (cost: $110,000)		100

Convertible stocks 0.05%	Shares
U.S. dollars 0.05%
Other securities		1,033

Total convertible stocks (cost: $816,000)		1,033

Common stocks 0.05%
Swiss francs 0.01%
Other securities		283

U.S. dollars 0.04%
Other securities		752

Total common stocks (cost: $3,196,000)		1,035

Rights & warrants 0.00%
U.S. dollars 0.00%
Other securities		41

Total rights & warrants (cost: $11,000)		41

Short-term securities 9.42%	Principal amount (000)
Bank of New York Mellon Corp. 2.30% due 1/2/2019	$17,600	17,598
Canada Bill 2.32% due 1/3/2019	20,000	19,996
Federal Home Loan Bank 2.29% due 1/10/2019	10,000	9,995
Japanese Treasury Discount Bill (0.14)% due 5/20/2019	¥11,900,000	108,639
Québec (Province of) 2.52% due 1/22/2019[5]	$15,000	14,978
Other securities		25,382

Total short-term securities (cost: $195,904,000)		196,588
Total investment securities 101.70% (cost: $2,167,128,000)		2,123,592
Other assets less liabilities (1.70)%		(35,575)

Net assets 100.00%		$2,088,017

98	American Funds Insurance Series

Global Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,483,000, which represented .12% of the net assets of the fund. This amount includes $283,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,706,000, which represented .18% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $2,768,000, an aggregate cost of $2,711,000, and which represented .13% of the net assets of the fund) were acquired from 8/31/2015 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [7]	Value at 12/31/2018 (000) [8]	Unrealized (depreciation) appreciation at 12/31/2018 (000)
90 Day Euro Dollar Futures	Short	224	September 2019	$(56,000)	$(54,510)	$(171)
5 Year U.S. Treasury Note Futures	Long	2,309	April 2019	230,900	264,813	3,348
10 Year Euro-Bund Futures	Long	149	March 2019	€14,900	27,919	193
10 Year Ultra U.S. Treasury Note Futures	Long	232	March 2019	$23,200	30,178	972
10 Year U.S. Treasury Note Futures	Long	175	March 2019	17,500	21,353	493
30 Year Euro-Buxl Futures	Long	54	March 2019	€5,400	11,175	225
30 Year Ultra U.S. Treasury Bond Futures	Short	94	March 2019	$(9,400)	(15,102)	(789)
						$4,271

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD1,415	EUR1,235	Morgan Stanley	1/4/2019	$(1)
GBP5,400	USD6,935	Citibank	1/4/2019	(51)
USD5,236	MYR22,000	JPMorgan Chase	1/4/2019	(87)
EUR23,161	DKK172,900	Morgan Stanley	1/7/2019	3
USD8,200	CNH57,000	Citibank	1/7/2019	(100)
USD8,990	ILS33,250	Bank of America, N.A.	1/8/2019	92
EUR6,815	USD7,765	Citibank	1/8/2019	48
USD11,166	EUR9,800	Citibank	1/8/2019	(69)
USD7,414	THB244,600	HSBC Bank	1/8/2019	(98)
JPY1,402,472	USD12,401	Citibank	1/9/2019	405
JPY898,800	USD7,932	HSBC Bank	1/9/2019	274
JPY616,594	EUR4,800	HSBC Bank	1/9/2019	126
EUR10,070	USD11,427	Goldman Sachs	1/9/2019	120
GBP2,900	USD3,707	Goldman Sachs	1/9/2019	(9)
NOK32,228	DKK24,600	Citibank	1/9/2019	(49)
USD3,560	JPY400,000	Morgan Stanley	1/9/2019	(92)
USD3,479	JPY392,473	JPMorgan Chase	1/9/2019	(105)
USD3,933	JPY445,000	Bank of New York Mellon	1/9/2019	(131)
USD8,751	JPY988,000	Bank of New York Mellon	1/9/2019	(270)
USD8,438	BRL32,900	Citibank	1/10/2019	(44)
USD7,107	INR504,900	Citibank	1/10/2019	(116)
JPY652,169	USD5,766	JPMorgan Chase	1/11/2019	190
JPY652,169	USD5,766	Goldman Sachs	1/11/2019	190
USD5,171	CAD6,810	Bank of America, N.A.	1/11/2019	181
JPY429,000	USD3,818	HSBC Bank	1/11/2019	100
EUR4,100	USD4,676	Bank of America, N.A.	1/11/2019	26

American Funds Insurance Series	99

Global Bond Fund

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD2,787	ILS10,350	Goldman Sachs	1/11/2019	$17
EUR3,810	USD4,362	Citibank	1/11/2019	7
USD1,439	CNH10,000	Bank of America, N.A.	1/11/2019	(17)
USD5,584	PLN21,020	JPMorgan Chase	1/11/2019	(34)
USD9,031	EUR7,910	HSBC Bank	1/11/2019	(40)
NOK34,715	USD4,070	HSBC Bank	1/11/2019	(53)
USD2,787	JPY314,337	JPMorgan Chase	1/11/2019	(84)
USD6,138	JPY693,000	Morgan Stanley	1/11/2019	(191)
USD6,420	JPY726,000	Goldman Sachs	1/11/2019	(210)
USD11,983	INR852,700	HSBC Bank	1/11/2019	(215)
USD7,733	COP24,598,000	Goldman Sachs	1/14/2019	164
EUR14,620	USD16,744	Citibank	1/14/2019	27
DKK49,300	USD7,562	Morgan Stanley	1/14/2019	13
COP24,598,000	USD7,574	Citibank	1/14/2019	(5)
GBP3,000	USD3,842	Bank of America, N.A.	1/14/2019	(15)
USD5,446	EUR4,765	JPMorgan Chase	1/14/2019	(20)
USD7,641	INR536,000	Citibank	1/14/2019	(24)
USD3,515	MYR14,700	JPMorgan Chase	1/14/2019	(42)
USD7,492	DKK49,300	HSBC Bank	1/14/2019	(83)
JPY925,000	AUD11,424	Morgan Stanley	1/15/2019	401
USD7,602	CLP5,210,800	Goldman Sachs	1/15/2019	91
USD2,613	INR185,000	Goldman Sachs	1/15/2019	(32)
USD2,612	INR185,000	Citibank	1/15/2019	(34)
CLP5,210,800	USD7,816	HSBC Bank	1/15/2019	(305)
JPY2,838,652	USD25,158	Goldman Sachs	1/17/2019	778
JPY2,613,753	USD23,167	JPMorgan Chase	1/17/2019	715
EUR29,522	USD33,592	Goldman Sachs	1/17/2019	283
KRW10,400,000	USD9,265	JPMorgan Chase	1/17/2019	61
USD365	JPY41,240	Morgan Stanley	1/17/2019	(11)
USD2,369	THB77,700	Bank of America, N.A.	1/17/2019	(18)
USD9,204	KRW10,400,000	Morgan Stanley	1/17/2019	(122)
USD23,182	JPY2,613,753	JPMorgan Chase	1/17/2019	(699)
USD22,776	AUD31,600	JPMorgan Chase	1/18/2019	510
JPY1,061,774	EUR8,280	Goldman Sachs	1/18/2019	200
USD3,805	AUD5,300	JPMorgan Chase	1/18/2019	71
KRW8,289,700	USD7,397	HSBC Bank	1/18/2019	37
GBP2,890	USD3,693	Citibank	1/18/2019	(6)
USD7,381	KRW8,289,700	Goldman Sachs	1/18/2019	(53)
AUD31,600	USD23,270	Citibank	1/18/2019	(1,004)
USD7,968	ZAR114,700	Citibank	1/22/2019	18
USD2,044	BRL8,000	JPMorgan Chase	1/22/2019	(18)
USD4,171	INR299,650	Citibank	1/22/2019	(110)
TRY13,100	USD1,928	Citibank	1/24/2019	512
GBP19,649	USD24,901	Citibank	1/24/2019	175
GBP6,123	USD7,757	HSBC Bank	1/24/2019	57
GBP4,430	EUR4,917	Bank of America, N.A.	1/24/2019	8
EUR13,105	PLN56,400	HSBC Bank	1/24/2019	(30)
NOK37,200	USD4,352	Bank of New York Mellon	1/24/2019	(45)
USD2,192	TRY13,100	Morgan Stanley	1/24/2019	(248)
USD9,370	AUD13,010	UBS AG	1/25/2019	202
USD2,300	INR163,000	JPMorgan Chase	1/25/2019	(28)
EUR12,479	USD14,143	HSBC Bank	1/28/2019	190
EUR6,600	USD7,570	HSBC Bank	1/28/2019	11
GBP2,580	USD3,267	HSBC Bank	1/29/2019	27
USD6,286	CNH44,000	JPMorgan Chase	1/31/2019	(119)
JPY964,000	USD8,549	JPMorgan Chase	2/13/2019	277
USD5,553	CNH38,600	JPMorgan Chase	2/28/2019	(66)

100	American Funds Insurance Series

Global Bond Fund

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD5,778	BRL19,300	Citibank	3/11/2019	$824
BRL19,300	USD5,077	JPMorgan Chase	3/11/2019	(123)
USD16,793	BRL56,500	JPMorgan Chase	3/15/2019	2,296
BRL28,900	USD7,207	Citibank	3/15/2019	208
USD1,143	EUR900	JPMorgan Chase	3/15/2019	105
BRL27,600	USD7,227	JPMorgan Chase	3/15/2019	(145)
USD3,620	BRL14,200	JPMorgan Chase	3/18/2019	(23)
USD947	EUR745	Goldman Sachs	4/12/2019	85
USD4,015	BRL15,125	Morgan Stanley	4/30/2019	148
JPY4,675,000	USD41,886	JPMorgan Chase	5/20/2019	1,270
USD110,652	JPY11,900,000	Citibank	5/20/2019	801
JPY445,496	USD3,988	Citibank	5/20/2019	124
USD2,780	BRL11,000	Morgan Stanley	12/16/2019	20
USD10,781	BRL43,200	Citibank	12/18/2019	(58)
USD2,365	BRL9,500	HSBC Bank	12/20/2019	(18)
				$6,918

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
U.S. EFFR	2.521%	5/1/2019	$2,284,000	$(284)	$—	$(284)
(0.025)%	EONIA	12/3/2021	€48,000	152	—	152
(0.0385)%	EONIA	12/4/2021	64,600	183	—	183
					$—	$51

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,216,000, which represented .20% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Step bond; coupon rate may change at a later date.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $188,658,000, which represented 9.04% of the net assets of the fund.
[6]	Purchased on a TBA basis.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series	101

Global Bond Fund

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CDI = CREST Depository Interest

CHF = Swiss francs

CLP = Chilean pesos

CNH = Chinese yuan renminbi

DKr = Danish kroner

EFFR = Effective Federal Funds Rate

EONIA = Euro Overnight Index Average

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

PEN = Peruvian nuevos soles

PLN = Polish zloty

TBA = To-be-announced

THB = Thai baht

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements

102	American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 94.82%	Principal amount (000)	Value (000)
Corporate bonds & notes 94.56%
Communication services 15.62%
Cablevision Systems Corp. 6.75% 2021	$5,025	$5,163
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,337
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2028[1]	10,400	9,816
CenturyLink, Inc. 6.75% 2023	7,100	6,860
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	18,500	18,107
Frontier Communications Corp. 10.50% 2022	9,440	6,608
Frontier Communications Corp. 11.00% 2025	16,975	10,651
Frontier Communications Corp. 7.13%–9.25% 2019–2026[1]	5,750	4,886
Gogo Inc. 12.50% 2022[1]	13,925	14,943
iHeartCommunications, Inc. 9.00% 2019[2]	1,025	692
Intelsat Jackson Holding Co. 8.50% 2024[1]	6,625	6,459
Meredith Corp. 6.875% 2026[1]	9,015	8,835
Sprint Corp. 11.50% 2021	7,130	8,110
Sprint Corp. 6.88%–8.75% 2021–2032	6,820	6,822
Other securities		73,784
		188,073

Energy 14.89%
Blackstone CQP Holdco LP 6.00% 2021[1,3]	1,600	1,610
Blackstone CQP Holdco LP 6.50% 2021[1,3]	17,430	17,561
Cheniere Energy Partners, LP 5.25% 2025	950	889
Cheniere Energy, Inc. 5.88%–7.00% 2024–2025	3,175	3,262
CONSOL Energy Inc. 5.875% 2022	9,824	9,456
Teekay Corp. 8.50% 2020	10,418	9,988
Other securities		136,552
		179,318

Health care 14.79%
HCA Inc. 4.50%–7.50% 2020–2047	14,665	14,358
Kinetic Concepts, Inc. 12.50% 2021[1]	7,628	8,200
Molina Healthcare, Inc. 5.375% 2022	11,060	10,714
Molina Healthcare, Inc. 4.875% 2025[1]	2,919	2,675
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.34% 2023 (100% PIK)[4,5,6,7,8,9]	7,398	6,730
Tenet Healthcare Corp. 4.375% 2021	5,755	5,597
Tenet Healthcare Corp. 4.50%–8.13% 2020–2024	18,222	17,882
Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	10,610	9,854
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	11,130	9,739
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	6,210	6,226
Valeant Pharmaceuticals International, Inc. 5.63%–9.00% 2021–2025[1]	3,465	3,445
Valeant Pharmaceuticals International, Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.379% 2025[4,5,6]	1,612	1,548
Other securities		81,103
		178,071

Materials 12.38%
Cleveland-Cliffs Inc. 4.875% 2024[1]	5,500	5,129
Cleveland-Cliffs Inc. 5.75% 2025	13,250	11,958
First Quantum Minerals Ltd. 7.50% 2025[1]	10,200	8,453
First Quantum Minerals Ltd. 6.50%–7.25% 2021–2026[1]	15,470	13,639
Freeport-McMoRan Inc. 3.55% 2022	5,315	5,043
Platform Specialty Products Corp. 5.875% 2025[1]	6,435	6,049
Ryerson Inc. 11.00% 2022[1]	7,186	7,258
Other securities		91,478
		149,007

American Funds Insurance Series	103

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Industrials 9.44%
Builders FirstSource, Inc. 5.625% 2024[1]	$8,310	$7,739
DAE Aviation Holdings, Inc. 10.00% 2023[1]	7,790	8,335
Deck Chassis Acquisition Inc. 10.00% 2023[1]	6,615	6,383
Hertz Global Holdings Inc. 7.625% 2022[1]	5,669	5,357
Other securities		85,897
		113,711

Consumer discretionary 9.33%
Cirsa Gaming Corporation SA 7.875% 2023[1]	5,860	5,827
Petsmart, Inc. 5.875% 2025[1]	15,240	11,087
Petsmart, Inc. 7.13%–8.88% 2023–2025[1]	12,275	7,200
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	6,555	6,055
Six Flags Entertainment Corp. 4.875% 2024[1]	5,475	5,174
Sotheby’s 4.875% 2025[1]	5,795	5,273
Uber Technologies, Inc. 8.00% 2026[1]	6,950	6,724
Other securities		64,953
		112,293

Information technology 7.37%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.053% 2025[4,5,6]	7,150	6,605
Camelot Finance SA 7.875% 2024[1]	7,405	7,200
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	4,895	5,140
Infor Software 7.125% 2021[1,7]	6,935	6,779
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.25% 2024[4,5,6]	8,645	8,563
Unisys Corp. 10.75% 2022[1]	6,600	7,252
Other securities		47,146
		88,685

Financials 3.48%
Compass Diversified Holdings 8.00% 2026[1]	5,710	5,664
FS Energy and Power Fund 7.50% 2023[1]	5,765	5,491
HUB International Ltd. 7.00% 2026[1]	6,155	5,601
Other securities		25,142
		41,898

Utilities 3.00%
Other securities		36,139

Consumer staples 2.17%
B&G Foods, Inc. 5.25% 2025	5,758	5,377
Other securities		20,705
		26,082

Real estate 2.09%
Howard Hughes Corp. 5.375% 2025[1]	6,520	6,161
Other securities		18,979
		25,140

Total corporate bonds & notes		1,138,417

Other bonds & notes 0.26%
Other securities		3,083

Total bonds, notes & other debt instruments (cost: $1,229,811,000)		1,141,500

104	American Funds Insurance Series

High-Income Bond Fund

Convertible bonds 0.45%	Principal amount (000)	Value (000)
Communication services 0.23%
Gogo Inc., convertible notes, 6.00% 2022[1]	$2,140	$1,958
Other securities		818
		2,776

Other 0.22%
Other securities		2,662

Total convertible bonds (cost: $6,098,000)		5,438

Convertible stocks 0.54%	Shares
Industrials 0.49%
Associated Materials, LLC, 14.00% convertible preferred 2020[8,9]	4,850	5,892

Utilities 0.05%
Other securities		629

Total convertible stocks (cost: $5,288,000)		6,521

Common stocks 1.03%
Communication services 0.01%
Frontier Communications Corp.	13,333	32
Other securities		86
		118

Other 1.02%
Other securities		12,265

Total common stocks (cost: $16,871,000)		12,383

Rights & warrants 0.02%
Energy 0.02%
Other securities		256

Total rights & warrants (cost: $71,000)		256

Short-term securities 1.40%	Principal amount (000)
ADP Tax Services, Inc. 2.38% due 1/2/2019[1]	$6,800	6,799
Apple Inc. 2.33% due 1/9/2019[1]	10,000	9,994

Total short-term securities (cost: $16,795,000)		16,793
Total investment securities 98.26% (cost: $1,274,934,000)		1,182,891
Other assets less liabilities 1.74%		21,008

Net assets 100.00%		$1,203,899

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $1,233,000, which represented 0.10% of the net assets of the fund.

American Funds Insurance Series	105

High-Income Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
3-month USD-LIBOR	2.772%	2/28/2025	$7,200	$ (71)	$—	$(71)
3-month USD-LIBOR	2.2825%	4/13/2027	5,300	149	—	149
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(309)	—	(309)
3-month USD-LIBOR	2.6475%	1/25/2028	2,500	7	—	7
					$—	$(224)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments (000)	Unrealized appreciation at 12/31/2018 (000)
CDX.NA.HY.31	5.00%/Quarterly	12/20/2023	$24,200	$(482)	$(1,706)	$1,224
CDX.NA.IG.31	1.00%/Quarterly	12/20/2023	34,525	(192)	(512)	320
					$(2,218)	$1,544

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $681,560,000, which represented 56.61% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $76,517,000, which represented 6.36% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $30,796,000, which represented 2.56% of the net assets of the fund. This amount includes $3,926,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[9]	Value determined using significant unobservable inputs.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP 6.50% 2021	3/6/2017-2/5/2018	$17,430	$17,561	1.46%
Blackstone CQP Holdco LP 6.00% 2021	8/9/2017	1,600	1,610	.13
Other securities	12/13/2012-11/16/2018	5,683	3,671	.31
Total private placement securities		$24,713	$22,842	1.90%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements

106	American Funds Insurance Series

Mortgage Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 95.20%	Principal amount (000)	Value (000)
Mortgage-backed obligations 71.87%
Federal agency mortgage-backed obligations 68.28%
Fannie Mae 4.00% 2047[1]	$7,103	$7,249
Fannie Mae 4.00% 2047[1]	4,751	4,848
Fannie Mae 4.50% 2048[1]	14,594	15,132
Fannie Mae 4.50% 2048[1]	7,755	8,044
Fannie Mae 4.50% 2048[1]	4,339	4,501
Fannie Mae 4.50% 2048[1,2]	1,663	1,724
Fannie Mae 3.50% 2049[1,2]	3,200	3,201
Fannie Mae 4.00% 2049[1,2]	5,163	5,265
Fannie Mae 4.00%–5.00% 2036–2048[1]	2,455	2,517
Freddie Mac 4.00% 2036[1]	5,020	5,180
Freddie Mac 3.203% 2045[1,3]	2,217	2,234
Freddie Mac 3.00% 2046[1]	7,155	7,036
Freddie Mac 4.00% 2048[1]	1,857	1,895
Freddie Mac 4.00% 2048[1]	1,842	1,880
Freddie Mac 2.60%–5.00% 2020–2036[1]	5,086	5,209
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,795
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[1]	1,671	1,642
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,588	1,533
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[1,3]	12,143	11,833
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	10,978	10,862
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	7,496	7,448
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1, 3.50% 2028[1,3]	7,830	7,698
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-1, Class A1, 3.50% 2028[1]	2,101	2,093
Government National Mortgage Assn. 5.50% 2040[1]	1,797	1,900
Government National Mortgage Assn. 3.50% 2043[1]	2,015	2,042
Government National Mortgage Assn. 4.25% 2044[1]	1,724	1,796
Government National Mortgage Assn. 4.00% 2049[1,2]	6,200	6,350
Government National Mortgage Assn. 4.50% 2049[1,2]	34,750	35,964
Government National Mortgage Assn. 5.00% 2049[1,2]	2,627	2,734
Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1,2]	17,870	18,265
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,166	4,131
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	478	484
Other securities		1,324
		198,809

Collateralized mortgage-backed obligations (privately originated) 3.59%
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375% 2028[1,3,4]	2,287	2,293
Other securities		8,168
		10,461

Total mortgage-backed obligations		209,270

U.S. Treasury bonds & notes 10.99%
U.S. Treasury 6.63%
U.S. Treasury 2.00% 2022	2,400	2,359
U.S. Treasury 1.75% 2023	3,500	3,393
U.S. Treasury 2.875% 2023	4,350	4,423
U.S. Treasury 2.50% 2024	2,500	2,496
U.S. Treasury 3.00% 2048[5]	5,000	4,981
U.S. Treasury 1.50%–2.75% 2020–2023	1,668	1,650
		19,302

American Funds Insurance Series	107

Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 4.36%
U.S. Treasury Inflation-Protected Security 0.625% 2023[6]	$6,108	$6,013
U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	127	150
U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]	7,201	6,547
		12,710

Total U.S. Treasury bonds & notes		32,012

Federal agency bonds & notes 6.35%
Fannie Mae 2.00% 2022	5,800	5,716
Federal Home Loan Bank 1.38%–1.88% 2021	13,000	12,767
		18,483

Asset-backed obligations 5.96%
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,808
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.906% 2025[1,3]	2,629	2,573
Other securities		12,959
		17,340
Corporate bonds & notes 0.03%
Financials 0.03%
Other securities		80

Total bonds, notes & other debt instruments (cost: $278,182,000)		277,185

Short-term securities 22.86%
ADP Tax Services, Inc. 2.38% due 1/2/2019[4]	8,700	8,699
Emerson Electric Co. 2.37% due 1/4/2019[4]	3,300	3,299
ExxonMobil Corp. 2.43% due 1/10/2019	5,000	4,997
Federal Home Loan Bank 2.23%–2.27% due 1/4/2019–1/11/2019	15,000	14,993
Kimberly-Clark Corp. 2.47% due 1/11/2019[4]	2,100	2,098
Mizuho Bank, Ltd. 2.42% due 1/4/2019[4]	10,000	9,997
National Rural Utilities Cooperative Finance Corp. 2.50% due 1/8/2019	11,000	10,994
Paccar Financial Corp. 2.50% due 1/29/2019	2,600	2,595
Pfizer Inc. 2.43% due 1/10/2019[4]	5,100	5,097
Québec (Province of) 2.53% due 1/22/2019[4]	3,800	3,794

Total short-term securities (cost: $66,566,000)		66,563
Total investment securities 118.06% (cost: $344,748,000)		343,748
Other assets less liabilities (18.06)%		(52,573)

Net assets 100.00%		$291,175

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,863,000, which represented .98% of the net assets of the fund.

108	American Funds Insurance Series

Mortgage Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 12/31/2018 (000)	[8]	Unrealized appreciation at 12/31/2018 (000)
90 Day Euro Dollar Futures	Long	108	December 2019	$27,000		$26,285		$163
2 Year U.S. Treasury Note Futures	Long	374	April 2019	74,800		79,405		188
5 Year U.S. Treasury Note Futures	Long	464	April 2019	46,400		53,215		741
10 Year Ultra U.S. Treasury Note Futures	Long	102	March 2019	10,200		13,268		427
20 Year U.S. Treasury Bond Futures	Long	56	March 2019	5,600		8,176		338
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2019	500		803		42
								$1,899

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2.5215%	U.S. EFFR	8/29/2020	$16,490	$ 47	$—	$47
3-month USD-LIBOR	2.806%	8/29/2020	300	(1)	—	(1)
2.622%	U.S. EFFR	9/14/2020	7,500	34	—	34
2.729%	U.S. EFFR	10/22/2020	22,900	152	—	152
2.4825%	U.S. EFFR	12/26/2020	41,000	104	—	104
3-month USD-LIBOR	1.217%	9/22/2021	11,500	421	—	421
3-month USD-LIBOR	1.225%	9/22/2021	11,500	418	—	418
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	513	—	513
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(473)	—	(473)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(182)	—	(182)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(857)	—	(856)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(68)	—	(68)
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	398	—	398
3-month USD-LIBOR	2.24%	12/5/2026	10,500	310	—	310
3-month USD-LIBOR	2.27%	12/5/2026	8,500	232	—	232
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(69)	—	(69)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(150)	—	(150)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(219)	—	(219)
U.S. EFFR	2.145%	11/9/2047	2,200	167	—	167
U.S. EFFR	2.153%	11/10/2047	2,200	163	—	163
U.S. EFFR	2.155%	11/10/2047	1,280	95	—	95
U.S. EFFR	2.17%	11/13/2047	2,320	164	—	164
U.S. EFFR	2.5635%	2/12/2048	4,528	(49)	—	(49)
2.98%	3-month USD-LIBOR	3/15/2048	300	9	—	9
2.9625%	3-month USD-LIBOR	3/15/2048	300	8	—	8
U.S. EFFR	2.4615%	3/15/2048	300	3	—	3
U.S. EFFR	2.485%	3/15/2048	300	2	—	2
U.S. EFFR	2.425%	3/16/2048	600	11	—	11
2.917%	3-month USD-LIBOR	3/16/2048	600	10	—	10
					$—	$1,194

American Funds Insurance Series	109

Mortgage Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $52,359,000, which represented 17.98% of the net assets of the fund.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,758,000, which represented .95% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

110	American Funds Insurance Series

Ultra-Short Bond Fund

Investment portfolio December 31, 2018

Short-term securities 100.11%	Principal amount (000)	Value (000)
Commercial paper 69.84%
3M Co. 2.40% due 1/7/2019[1]	$10,000	$9,996
Alberta (Province of) 2.48% due 1/22/2019[1]	10,000	9,985
Apple Inc. 2.45% due 2/5/2019[1]	10,000	9,975
Bank of New York Mellon Corp. 2.34% due 1/22/2019	8,000	7,988
BASF SE 2.56% due 2/1/2019[1]	8,750	8,730
CHARTA, LLC 2.85% due 3/26/2019[1]	8,022	7,968
Coca-Cola Co. 2.30% due 1/4/2019[1]	10,000	9,997
Emerson Electric Co. 2.52% due 1/17/2019[1]	10,000	9,989
IBM Credit LLC 2.47% due 1/22/2019[1]	10,000	9,985
Intel Corp. 2.40% due 1/10/2019[1]	7,000	6,995
John Deere Capital Corp. 2.40% due 1/16/2019[1]	10,000	9,989
KfW 2.46% due 1/18/2019[1]	8,400	8,390
Merck & Co. Inc. 2.50% due 2/27/2019[1]	10,000	9,960
Mizuho Bank, Ltd. 2.48% due 1/15/2019[1]	10,000	9,990
National Australia Bank Ltd. 2.65% due 2/25/2019[1]	10,000	9,959
National Rural Utilities Cooperative Finance Corp. 2.40% due 1/4/2019	6,000	5,998
Nordea Bank AB 2.77% due 3/18/2019[1]	10,000	9,942
Paccar Financial Corp. 2.39% due 1/2/2019	8,000	7,999
Pfizer Inc. 2.28% due 1/14/2019[1]	7,400	7,393
Procter & Gamble Co. 2.30% due 1/14/2019[1]	10,000	9,991
Siemens Capital Corp. 2.50% due 1/16/2019[1]	4,700	4,695
Simon Property Group, LP 2.51% due 1/14/2019[1]	8,100	8,092
United Overseas Bank Ltd. 2.55% due 1/8/2019[1]	5,000	4,997
United Parcel Service Inc. 2.34% due 1/22/2019[1]	5,000	4,993
Wal-Mart Stores, Inc. 2.37% due 1/7/2019[1]	10,000	9,995
		213,991

U.S. Treasury bonds & notes 24.41%
U.S. Treasury Bills 2.23%–2.38% due 1/8/2019–2/19/2019	74,900	74,797

Federal agency discount notes 5.86%
Fannie Mae 2.29% due 1/23/2019	3,000	2,996
Federal Home Loan Bank 2.38% due 2/8/2019	15,000	14,962
		17,958

Total short-term securities (cost: $306,754,000)		306,746
Total investment securities 100.11% (cost: $306,754,000)		306,746
Other assets less liabilities (0.11)%		(342)

Net assets 100.00%		$306,404

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $192,006,000, which represented 62.66% of the net assets of the fund.

See notes to financial statements

American Funds Insurance Series	111

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 97.30%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 47.72%
U.S. Treasury 39.27%
U.S. Treasury 2.25% 2020	$29,900	$29,789
U.S. Treasury 2.50% 2020	78,000	77,950
U.S. Treasury 1.125% 2021	31,950	30,853
U.S. Treasury 1.75% 2021[1]	33,540	32,877
U.S. Treasury 2.00% 2021	46,300	45,692
U.S. Treasury 2.125% 2021	23,450	23,241
U.S. Treasury 2.25% 2021	23,580	23,459
U.S. Treasury 1.75% 2022	174,300	170,261
U.S. Treasury 1.875% 2022	63,000	61,823
U.S. Treasury 1.875% 2022	25,000	24,496
U.S. Treasury 2.00% 2022	69,500	68,300
U.S. Treasury 2.125% 2023[1]	64,095	62,954
U.S. Treasury 2.50% 2023	49,894	49,910
U.S. Treasury 2.625% 2023	31,000	31,170
U.S. Treasury 2.875% 2023	43,000	43,721
U.S. Treasury 2.875% 2023	22,500	22,896
U.S. Treasury 2.125% 2024	55,975	54,713
U.S. Treasury 2.50% 2024	44,000	43,931
U.S. Treasury 2.75% 2025	38,000	38,392
U.S. Treasury 2.875% 2025	25,000	25,434
U.S. Treasury 1.38%–2.88% 2020–2028	167,015	165,047
		1,126,909

U.S. Treasury inflation-protected securities 8.45%
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	36,140	35,576
U.S. Treasury Inflation-Protected Security 0.75% 2028[2]	39,288	38,480
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	46,878	48,537
U.S. Treasury Inflation-Protected Security 1.00% 2048[1,2]	43,513	33,238
U.S. Treasury Inflation-Protected Securities 0.14%–2.13% 2022–2047[1,2]	92,250	86,670
		242,501

Total U.S. Treasury bonds & notes		1,369,410

Mortgage-backed obligations 28.63%
Federal agency mortgage-backed obligations 28.63%
Fannie Mae 4.00% 2034[3,4]	40,000	40,933
Fannie Mae 3.00% 2036[3]	26,454	26,207
Fannie Mae 4.00% 2047[3]	31,328	31,969
Fannie Mae 4.50% 2048[3,4]	44,012	45,636
Fannie Mae 4.50% 2048[3]	42,653	44,240
Fannie Mae 3.50% 2049[3,4]	69,981	69,997
Fannie Mae 0%–9.19% 2022–2049[3,4,5]	142,780	144,922
Freddie Mac 3.50% 2033[3]	25,000	25,333
Freddie Mac 0%–5.50% 2020–2049[3,4,5]	77,993	79,500
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	42,088	41,644
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1, 3.50% 2028[3,5]	45,026	44,268
Government National Mortgage Assn. 3.50% 2049[3,4]	25,000	25,172
Government National Mortgage Assn. 4.00% 2049[3,4]	40,200	41,171
Government National Mortgage Assn. 4.50% 2049[3,4]	34,075	35,265
Government National Mortgage Assn. 3.00%–6.64% 2034–2065[3,4,5]	46,756	48,654
Other securities		76,482
		821,393

Federal agency bonds & notes 20.95%
Fannie Mae 1.25%–7.13% 2019–2030	85,400	87,260
Federal Home Loan Bank 3.25%–5.50% 2023–2036	30,315	31,296
Freddie Mac 2.38%–3.75% 2019–2021	112,750	112,469
Private Export Funding Corp. 1.45%–3.55% 2019–2024	28,840	28,957
Tennessee Valley Authority 2.88%–5.88% 2021–2060	47,305	49,048

112	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Department of Housing and Urban Development 1.98%–3.70% 2020–2034	$73,632	$73,777
United States Agency for International Development, Iraq (State of), 2.149% 2022	6,670	6,566
United States Agency for International Development, Jordan (Kingdom of) 1.95%–3.00% 2019–2025	194,000	193,524
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,328	3,838
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,907
United States Agency for International Development, Ukraine 1.47%–1.84% 2019–2021	5,855	5,712
Other securities		5,720
		601,074

Total bonds, notes & other debt instruments (cost: $2,805,986,000)		2,791,877

Short-term securities 11.11%
Apple Inc. 2.36% due 1/23/2019[6]	25,000	24,960
Bank of New York Mellon Corp. 2.34% due 1/22/2019	50,000	49,924
Chevron Corp. 2.38%–2.49% due 1/9/2019–2/4/2019[6]	51,900	51,815
National Rural Utilities Cooperative Finance Corp. 2.50% due 2/5/2019	60,000	59,850
Procter & Gamble Co. 2.50% due 2/7/2019[6]	25,000	24,933
Tennessee Valley Authority 2.31% due 1/15/2019	38,000	37,966
Wal-Mart Stores, Inc. 2.42% due 1/15/2019[6]	40,000	39,959
Other securities		29,420

Total short-term securities (cost: $318,855,000)		318,827
Total investment securities 108.41% (cost: $3,124,841,000)		3,110,704
Other assets less liabilities (8.41)%		(241,401)

Net assets 100.00%		$2,869,303

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount [7]	12/31/2018 [8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	623	December 2019	$ 155,750	$ 151,623	$941
90 Day Euro Dollar Futures	Long	316	December 2021	79,000	77,029	431
2 Year U.S. Treasury Note Futures	Long	3,850	April 2019	770,000	817,403	4,332
5 Year U.S. Treasury Note Futures	Long	11,518	April 2019	1,151,800	1,320,970	20,231
10 Year U.S. Treasury Note Futures	Long	2,675	March 2019	267,500	326,392	4,968
10 Year Ultra U.S. Treasury Note Futures	Short	1,050	March 2019	(105,000)	(136,582)	(3,030)
20 Year U.S. Treasury Bond Futures	Long	108	March 2019	10,800	15,768	118
30 Year Ultra U.S. Treasury Bond Futures	Short	172	March 2019	(17,200)	(27,633)	(541)
						$27,450

American Funds Insurance Series	113

U.S. Government/AAA-Rated Securities Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2.40625%	U.S. EFFR	3/20/2019	$3,420,000	$ 9	$—	$9
2.426%	U.S. EFFR	5/1/2019	1,625,200	24	—	24
2.414%	U.S. EFFR	5/1/2019	2,374,800	1	—	1
2.782%	U.S. EFFR	9/18/2019	884,184	438	—	438
U.S. EFFR	2.405%	1/29/2020	1,463,000	(67)	—	(67)
U.S. EFFR	2.403%	1/29/2020	2,027,000	(88)	—	(88)
1.997%	U.S. EFFR	2/13/2020	60,900	(257)	—	(257)
1.989%	U.S. EFFR	2/13/2020	61,000	(263)	—	(263)
3-month USD-LIBOR	2.761%	4/27/2020	100,000	(63)	—	(63)
3-month USD-LIBOR	2.8025%	8/15/2020	101,840	(194)	—	(194)
2.5045%	U.S. EFFR	8/29/2020	133,910	344	—	344
2.5215%	U.S. EFFR	8/29/2020	98,090	279	—	279
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(68)	—	(68)
2.48%	U.S. EFFR	12/20/2020	82,528	200	—	200
2.4825%	U.S. EFFR	12/26/2020	665,000	1,684	—	1,684
3-month USD-LIBOR	1.217%	9/22/2021	60,000	2,195	—	2,195
3-month USD-LIBOR	1.225%	9/22/2021	60,000	2,182	—	2,182
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	182	—	182
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	921	—	921
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	592	—	592
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	1,577	—	1,577
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	1,514	—	1,514
2.5775%	U.S. EFFR	7/16/2022	181,639	671	—	671
3-month USD-LIBOR	1.948%	7/28/2022	20,000	427	—	427
2.80%	3-month USD-LIBOR	9/2/2022	280,000	1,670	—	1,670
2.75%	3-month USD-LIBOR	9/2/2022	280,000	1,408	—	1,408
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(1,017)	—	(1,017)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(723)	—	(723)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(276)	—	(276)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	310	—	310
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	(683)	—	(683)
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	(213)	—	(213)
2.7435%	3-month USD-LIBOR	2/16/2023	41,000	278	—	278
3-month USD-LIBOR	2.8655%	4/23/2023	55,000	(668)	—	(668)
2.5815%	U.S. EFFR	5/25/2023	80,000	1,099	—	1,099
2.9075%	3-month USD-LIBOR	9/7/2023	50,000	734	—	734
3-month USD-LIBOR	3.09009%	10/31/2023	46,320	(1,095)	—	(1,095)
3-month USD-LIBOR	3.0965%	10/31/2023	46,055	(1,102)	—	(1,102)
U.S. EFFR	2.4435%	12/20/2023	7,589	(58)	—	(58)
U.S. EFFR	2.45375%	12/20/2023	67,985	(555)	—	(555)
U.S. EFFR	2.4325%	12/21/2023	24,000	(172)	—	(172)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	683	—	683
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	331	—	331
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	1,520	—	1,520
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	1,617	—	1,617
3-month USD-LIBOR	2.4595%	1/12/2025	26,400	203	—	203
3-month USD-LIBOR	2.588%	1/26/2025	15,600	7	—	7
2.8775%	3-month USD-LIBOR	3/23/2025	29,800	473	—	473
3-month USD-LIBOR	2.24%	12/5/2026	55,100	1,625	—	1,625
3-month USD-LIBOR	2.27%	12/5/2026	44,900	1,227	—	1,227
2.579%	3-month USD-LIBOR	3/14/2027	53,000	(306)	—	(306)
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(1,020)	—	(1,020)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	84	—	84
2.908%	3-month USD-LIBOR	2/1/2028	16,000	83	—	83
2.925%	3-month USD-LIBOR	2/1/2028	12,800	75	—	75
2.92%	3-month USD-LIBOR	2/2/2028	12,200	69	—	69

114	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
U.S. EFFR	2.5065%	3/22/2028	$8,700	$ (92)	$—	$(92)
U.S. EFFR	2.535%	3/23/2028	6,700	(87)	—	(87)
U.S. EFFR	2.471%	3/27/2028	8,100	(62)	—	(62)
U.S. EFFR	2.4575%	3/29/2028	9,638	(62)	—	(62)
U.S. EFFR	2.424%	3/30/2028	8,160	(30)	—	(30)
U.S. EFFR	2.412%	4/5/2028	3,702	(10)	—	(10)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(1,081)	—	(1,081)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(1,259)	—	(1,259)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	30	—	30
3-month USD-LIBOR	2.963%	2/1/2038	9,800	30	—	30
3-month USD-LIBOR	2.986%	2/1/2038	7,800	11	—	11
3-month USD-LIBOR	2.967%	2/2/2038	7,600	21	—	21
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(937)	—	(937)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(1,108)	—	(1,108)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(1,201)	—	(1,201)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	310	—	310
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	700	—	700
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	131	—	131
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	266	—	266
U.S. EFFR	2.166%	10/23/2047	10,000	714	—	714
U.S. EFFR	2.145%	11/9/2047	15,400	1,169	—	1,169
U.S. EFFR	2.153%	11/10/2047	15,300	1,137	—	1,137
U.S. EFFR	2.155%	11/10/2047	8,640	638	—	638
U.S. EFFR	2.17%	11/13/2047	15,660	1,109	—	1,109
U.S. EFFR	2.5635%	2/12/2048	33,204	(358)	—	(358)
U.S. EFFR	2.4615%	3/15/2048	2,000	20	—	20
U.S. EFFR	2.485%	3/15/2048	2,000	11	—	11
U.S. EFFR	2.425%	3/16/2048	4,100	73	—	73
U.S. EFFR	2.505%	3/22/2048	4,300	5	—	5
U.S. EFFR	2.51375%	3/22/2048	4,700	(3)	—	(3)
U.S. EFFR	2.625%	5/25/2048	18,000	(435)	—	(435)
U.S. EFFR	2.445%	6/4/2048	6,700	90	—	90
U.S. EFFR	2.52%	8/24/2048	4,500	(9)	—	(9)
3.236%	3-month USD-LIBOR	10/31/2048	10,650	896	—	896
3.22859%	3-month USD-LIBOR	10/31/2048	10,645	879	—	879
					$—	$19,354

American Funds Insurance Series	115

U.S. Government/AAA-Rated Securities Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $36,486,000, which represented 1.27% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $151,166,000, which represented 5.27% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

116	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2018

Growth funds 80.77%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,963,500	$277,286

Total growth funds (cost: $279,168,000)		277,286

Fixed income funds 15.59%
American Funds Insurance Series – Bond Fund, Class 1	5,110,855	53,511

Total fixed income funds (cost: $55,321,000)		53,511

Short-term securities 1.50%
Government Cash Management Fund	5,144,216	5,144

Total short-term securities (cost: $5,144,000)		5,144
Total investment securities 97.86% (cost: $339,633,000)		335,941
Other assets less liabilities 2.14%		7,332

Net assets 100.00%		$343,273

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [1]	Value at 12/31/2018 (000) [2]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,474	March 2019	$147,400	$169,049	$1,914
FTSE 100 Index Contracts	Short	33	March 2019	£— [3]	(2,801)	18
Euro Stoxx 50 Index Contracts	Short	131	March 2019	€(1)	(4,464)	86
Nikkei 225 Index Contracts	Short	1	March 2019	¥(1)	(182)	10
S&P Mid 400 E-mini Index Contracts	Short	7	March 2019	$(1)	(1,164)	49
Mini MSCI Emerging Market Index Contracts	Short	123	March 2019	(6)	(5,946)	37
Russell 2000 Mini Index Contracts	Short	229	March 2019	(12)	(15,446)	629
S&P 500 E-mini Index Contracts	Short	895	March 2019	(45)	(112,108)	3,193
British Pound Currency Contracts	Short	36	March 2019	(2,250)	(2,878)	(18)
Euro Currency Contracts	Short	33	March 2019	(4,125)	(4,753)	(20)
Japanese Yen Currency Contracts	Short	2	March 2019	(25,000)	(229)	(7)
						$5,891

American Funds Insurance Series	117

Managed Risk Growth Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 80.77%
American Funds Insurance Series – Growth Fund, Class 1	2,960,791	1,174,907	172,198	3,963,500	$2,267	$(31,537)	$1,939	$277,286

Fixed income funds 15.59%
American Funds Insurance Series – Bond Fund, Class 1	4,022,202	1,831,995	743,342	5,110,855	(255)	(1,309)	1,401	53,511
Total 96.36%					$2,012	$(32,846)	$3,340	$330,797

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

118	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2018

Growth funds 79.58%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,802,836	$120,138

Total growth funds (cost: $126,861,000)		120,138

Fixed income funds 15.00%
American Funds Insurance Series – Bond Fund, Class 1	2,162,908	22,646

Total fixed income funds (cost: $23,477,000)		22,646

Short-term securities 3.43%
Government Cash Management Fund	5,178,097	5,178

Total short-term securities (cost: $5,178,000)		5,178
Total investment securities 98.01% (cost: $155,516,000)		147,962
Other assets less liabilities 1.99%		2,997

Net assets 100.00%		$150,959

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [1]	Value at 12/31/2018 (000) [2]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	472	March 2019	$47,200	$54,133	$615
S&P 500 E-mini Index Contracts	Short	3	March 2019	— [3]	(376)	23
FTSE 100 Index Contracts	Short	55	March 2019	£(1)	(4,668)	65
Russell 2000 Mini Index Contracts	Short	13	March 2019	$(1)	(877)	44
Euro Stoxx 50 Index Contracts	Short	353	March 2019	€(4)	(12,028)	268
Mini MSCI Emerging Market Index Contracts	Short	323	March 2019	$(16)	(15,614)	186
Nikkei 225 Index Contracts	Short	37	March 2019	¥(37)	(6,751)	296
British Pound Currency Contracts	Short	60	March 2019	$(3,750)	(4,796)	(35)
Euro Currency Contracts	Short	88	March 2019	(11,000)	(12,675)	(61)
Japanese Yen Currency Contracts	Short	61	March 2019	(762,500)	(6,993)	(182)
						$1,219

American Funds Insurance Series	119

Managed Risk International Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 79.58%
American Funds Insurance Series – International Fund, Class 1	5,479,657	1,623,392	300,213	6,802,836	$360	$(25,996)	$2,591	$120,138

Fixed income funds 15.00%
American Funds Insurance Series – Bond Fund, Class 1	2,063,150	605,333	505,575	2,162,908	(190)	(574)	611	22,646
Total 94.58%					$170	$(26,570)	$3,202	$142,784

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

120	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2018

Growth-and-income funds 80.54%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	21,901,978	$271,146

Total growth-and-income funds (cost: $294,629,000)		271,146

Fixed income funds 15.90%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,484,388	53,544

Total fixed income funds (cost: $54,558,000)		53,544

Short-term securities 1.37%
Government Cash Management Fund	4,613,010	4,613

Total short-term securities (cost: $4,613,000)		4,613
Total investment securities 97.81% (cost: $353,800,000)		329,303
Other assets less liabilities 2.19%		7,366

Net assets 100.00%		$336,669

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [1]	Value at 12/31/2018 (000) [2]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,512	March 2019	$151,200	$173,408	$1,865
FTSE 100 Index Contracts	Short	24	March 2019	£— [3]	(2,037)	10
S&P Mid 400 E-mini Index Contracts	Short	4	March 2019	$— [3]	(665)	18
Euro Stoxx 50 Index Contracts	Short	117	March 2019	€(1)	(3,987)	74
Mini MSCI Emerging Market Index Contracts	Short	42	March 2019	$(2)	(2,030)	13
Russell 2000 Mini Index Contracts	Short	34	March 2019	(2)	(2,293)	81
S&P 500 E-mini Index Contracts	Short	1,088	March 2019	(54)	(136,283)	3,750
British Pound Currency Contracts	Short	27	March 2019	(1,688)	(2,158)	(13)
Euro Currency Contracts	Short	29	March 2019	(3,625)	(4,177)	(17)
						$5,781

American Funds Insurance Series	121

Managed Risk Blue Chip Income and Growth Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth-and-income funds 80.54%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,699,331	4,153,608	1,950,961	21,901,978	$4,481	$(54,782)	$6,179	$271,146

Fixed income funds 15.90%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,530,491	736,682	782,785	4,484,388	(273)	(347)	1,085	53,544
Total 96.44%					$4,208	$(55,129)	$7,264	$324,690

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

122	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2018

Growth-and-income funds 79.46%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	33,123,343	$1,503,469

Total growth-and-income funds (cost: $1,522,773,000)		1,503,469

Fixed income funds 14.91%
American Funds Insurance Series – Bond Fund, Class 1	26,945,898	282,124

Total fixed income funds (cost: $281,542,000)		282,124

Short-term securities 3.54%
Government Cash Management Fund	66,924,852	66,925

Total short-term securities (cost: $66,925,000)		66,925

Options purchased 0.46%
Options purchased*		8,674

Total options purchased (cost: $7,663,000)		8,674
Total investment securities 98.37% (cost: $1,878,903,000)		1,861,192
Other assets less liabilities 1.63%		30,910

Net assets 100.00%		$1,892,102

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2018 (000)
S&P 500 Index	4,360	$1,092,987	$1,850.00	6/21/2019	$6,178
S&P 500 Index	811	203,306	2,000.00	6/21/2019	2,064
S&P 500 Index	138	34,595	2,050.00	6/21/2019	432
					$8,674

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [1]	Value at 12/31/2018 (000) [2]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	7,323	March 2019	$732,300	$839,857	$6,919
FTSE 100 Index Contracts	Short	272	March 2019	£(3)	(23,086)	(39)
S&P Mid 400 E-mini Index Contracts	Short	50	March 2019	$(5)	(8,311)	127
Euro Stoxx 50 Index Contracts	Short	1,107	March 2019	€(11)	(37,721)	466
Russell 2000 Mini Index Contracts	Short	430	March 2019	$(21)	(29,003)	435
Mini MSCI Emerging Market Index Contracts	Short	532	March 2019	(27)	(25,717)	(62)
Nikkei 225 Index Contracts	Short	27	March 2019	¥(27)	(4,927)	180
S&P 500 E-mini Index Contracts	Short	3,478	March 2019	$(174)	(435,654)	2,778
British Pound Currency Contracts	Short	298	March 2019	(18,625)	(23,821)	(167)
Euro Currency Contracts	Short	268	March 2019	(33,500)	(38,600)	(222)
Japanese Yen Currency Contracts	Short	45	March 2019	(562,500)	(5,159)	(108)
						$10,307

American Funds Insurance Series	123

Managed Risk Growth-Income Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth-and-income funds 79.46%
American Funds Insurance Series – Growth-Income Fund, Class 1	3,331,787	30,474,528	682,972	33,123,343	$(1,765)	$(33,463)	$3,205	$1,503,469

Fixed income funds 14.91%
American Funds Insurance Series – Bond Fund, Class 1	2,916,097	25,446,042	1,416,241	26,945,898	(614)	951	958	282,124
Total 94.37%					$(2,379)	$(32,512)	$4,163	$1,785,593

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

124	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2018

Asset allocation funds 96.69%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	115,468,223	$2,458,318

Total asset allocation funds (cost: $2,512,141,000)		2,458,318

Short-term securities 1.91%
Government Cash Management Fund	48,607,102	48,607

Total short-term securities (cost: $48,607,000)		48,607
Total investment securities 98.60% (cost: $2,560,748,000)		2,506,925
Other assets less liabilities 1.40%		35,572

Net assets 100.00%		$2,542,497

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [1]	Value at 12/31/2018 (000) [2]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	7,806	March 2019	$780,600	$895,251	$8,348
FTSE 100 Index Contracts	Short	120	March 2019	£(1)	(10,185)	46
S&P Mid 400 E-mini Index Contracts	Short	33	March 2019	$(3)	(5,485)	146
Euro Stoxx 50 Index Contracts	Short	671	March 2019	€(7)	(22,864)	375
Nikkei 225 Index Contracts	Short	7	March 2019	¥(7)	(1,277)	49
Russell 2000 Mini Index Contracts	Short	895	March 2019	$(45)	(60,368)	1,608
Mini MSCI Emerging Market Index Contracts	Short	1,027	March 2019	(51)	(49,645)	184
S&P 500 E-mini Index Contracts	Short	4,514	March 2019	(226)	(565,424)	14,749
British Pound Currency Contracts	Short	131	March 2019	(8,188)	(10,472)	(63)
Euro Currency Contracts	Short	165	March 2019	(20,625)	(23,765)	(88)
Japanese Yen Currency Contracts	Short	12	March 2019	(150,000)	(1,376)	(31)
						$25,323

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 12/31/2018 (000)
Asset allocation funds 96.69%
American Funds Insurance Series – Asset Allocation Fund, Class 1	178,833,494	22,204,494	85,569,765	115,468,223	$(39,223)	$(392,470)	$80,687	$2,458,318

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

American Funds Insurance Series	125

Financial statements

Statements of assets and liabilities
at December 31, 2018

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,486,916	$3,673,913	$23,407,476	$8,996,441	$2,999,468
Affiliated issuers	—	29,982	—	—	—
Cash	178	156	1,343	131	4,433
Cash pledged for securities on loan	—	6,049	—	—	—
Cash pledged for forward currency contracts	—	—	—	330	—
Cash denominated in currencies other than U.S. dollars	1	80	—	1,626	712
Unrealized appreciation on open forward currency contracts	—	—	—	—	356
Receivables for:
Sales of investments	319	3,233	21,198	1,944	4,847
Sales of fund’s shares	28,743	5,568	49,254	16,453	1,400
Dividends and interest	8,330	3,564	13,574	16,015	5,498
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Securities lending income	—	160	—	—	—
Other	378	124	2	136	7
	5,524,865	3,722,829	23,492,847	9,033,076	3,016,721
Liabilities:
Collateral for securities on loan	—	60,486	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	525	53
Payables for:
Purchases of investments	16,115	3,150	21,907	6,618	808
Repurchases of fund’s shares	2,128	605	11,254	4,966	1,595
Investment advisory services	2,473	2,214	6,602	3,815	1,833
Insurance administrative fees	163	95	706	193	293
Services provided by related parties	810	506	3,421	970	302
Trustees’ deferred compensation	72	48	503	213	32
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Non-U.S. taxes	853	931	515	5,462	793
Other	98	280	78	204	133
	22,712	68,315	44,986	22,966	5,842
Net assets at December 31, 2018	$5,502,153	$3,654,514	$23,447,861	$9,010,110	$3,010,879

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,889,612	$3,067,044	$14,176,248	$8,331,112	$2,702,017
Total distributable earnings (accumulated loss)	1,612,541	587,470	9,271,613	678,998	308,862
Net assets at December 31, 2018	$5,502,153	$3,654,514	$23,447,861	$9,010,110	$3,010,879

Investment securities, at cost:
Unaffiliated issuers	$4,224,241	$3,380,162	$16,925,576	$8,523,681	$2,819,850
Affiliated issuers	—	45,822	—	—	—
Cash denominated in currencies other than U.S. dollars, at cost	1	86	—	1,620	711

See end of statements of assets and liabilities for footnote.

See notes to financial statements

126	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$8,018,033	$1,811,931	$29,638,729	$1,333,446	$679,748	$23,114,218	$368,422	$10,945,510	$2,123,592
—	—	202,273	—	—	153,583	—	—	—
1,442	226	5,392	131	493	3,965	111	5,730	633
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	1	162	116	840	7	6,114	964
—	351	—	—	—	—	214	5,141	12,488

—	—	50,544	—	425	103,114	81	766,356	3,468
4,453	597	41,007	127	1,890	10,186	175	2,561	30
14,855	4,749	41,209	5,240	2,673	66,435	1,558	63,965	17,559
—	—	—	—	286	1,056	32	3,526	755
—	—	—	—	—	83	4	94	49
—	—	—	—	—	—	—	—	—
—	25	—	31	3	313	18	377	53
8,038,783	1,817,879	29,979,155	1,339,137	685,634	23,453,793	370,622	11,799,374	2,159,591

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	132	14,412	5,570

—	—	75,910	112	9,280	506,077	3,803	1,901,710	56,897
3,583	545	27,805	301	228	11,216	134	23,576	7,155
2,735	940	6,567	701	283	5,477	206	3,023	948
231	61	588	46	225	2,313	44	225	25
766	301	3,070	76	80	1,980	57	918	247
80	23	576	9	3	258	2	116	24
—	—	—	—	237	99	—	351	145
—	—	—	—	—	756	1	356	7
100	87	407	592	12	126	48	—	453
16	48	97	42	6	40	6	—	103
7,511	2,005	115,020	1,879	10,354	528,342	4,433	1,944,687	71,574
$8,031,272	$1,815,874	$29,864,135	$1,337,258	$675,280	$22,925,451	$366,189	$9,854,687	$2,088,017

$6,594,985	$1,523,636	$21,925,796	$1,347,787	$710,885	$19,064,550	$341,847	$10,077,153	$2,124,152
1,436,287	292,238	7,938,339	(10,529)	(35,605)	3,860,901	24,342	(222,466)	(36,135)
$8,031,272	$1,815,874	$29,864,135	$1,337,258	$675,280	$22,925,451	$366,189	$9,854,687	$2,088,017

$7,325,397	$1,627,160	$25,100,577	$1,364,122	$702,114	$20,304,078	$345,235	$11,058,951	$2,167,128
—	—	273,780	—	—	586,257	—	—	—
—	—	1	159	116	840	7	6,229	961

American Funds Insurance Series	127

Statements of assets and liabilities
at December 31, 2018

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,182,891		$343,748	$306,746	$3,110,704	$5,144
Affiliated issuers	—		—	—	—	330,797
Cash	840		383	80	3,850	—
Cash pledged for futures contracts	—		—	—	—	8,181
Cash denominated in currencies other than U.S. dollars	—	*	—	—	—	—
Receivables for:
Sales of investments	2,745		460	—	45,521	—
Sales of fund’s shares	77		204	48	642	596
Dividends and interest	21,205		877	—	11,543	22
Variation margin on futures contracts	—		249	—	4,583	394
Variation margin on swap contracts	40		170	—	2,783	—
Other	168		2	—	28	—
	1,207,966		346,093	306,874	3,179,654	345,134
Liabilities:
Payables for:
Purchases of investments	1,934		54,109	—	295,152	563
Repurchases of fund’s shares	1,312		356	301	8,565	3
Investment advisory services	498		105	82	830	29
Insurance administrative fees	22		13	10	49	215
Services provided by related parties	163		19	59	328	71
Trustees’ deferred compensation	50		3	18	60	1
Variation margin on futures contracts	—		—	—	594	979
Variation margin on swap contracts	87		313	—	4,772	—
Other	1		—	—	1	—
	4,067		54,918	470	310,351	1,861
Net assets at December 31, 2018	$1,203,899		$291,175	$306,404	$2,869,303	$343,273

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,464,474		$295,903	$305,431	$2,910,880	$326,588
Total distributable earnings (accumulated loss)	(260,575)		(4,728)	973	(41,577)	16,685
Net assets at December 31, 2018	$1,203,899		$291,175	$306,404	$2,869,303	$343,273

Investment securities, at cost:
Unaffiliated issuers	$1,274,934		$344,748	$306,754	$3,124,841	$5,144
Affiliated issuers	—		—	—	—	334,489
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—	—	—	—

See end of statements of assets and liabilities for footnote.

See notes to financial statements

128	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$5,178	$4,613	$75,599	$48,607
142,784	324,690	1,785,593	2,458,318
—	—	—	—
3,017	8,327	34,515	41,388
—	—	—	—

—	—	27,293	374
190	386	339	336
10	22	67	305
182	389	1,951	2,143
—	—	—	—
—	—	—	—
151,361	338,427	1,925,357	2,551,471

174	364	—	—
6	3	29,069	729
13	29	84	298
96	214	308	2,570
31	70	48	538
1	2	1	23
81	1,076	3,745	4,816
—	—	—	—
—	—	—	—
402	1,758	33,255	8,974
$150,959	$336,669	$1,892,102	$2,542,497

$157,470	$340,198	$1,895,504	$2,426,171
(6,511)	(3,529)	(3,402)	116,326
$150,959	$336,669	$1,892,102	$2,542,497

$5,178	$4,613	$74,588	$48,607
150,338	349,187	1,804,315	2,512,141
—	—	—	—

American Funds Insurance Series	129

Statements of assets and liabilities
at December 31, 2018

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$1,942,639	$1,452,476	$8,474,126	$4,811,429	$1,701,716
	Shares outstanding	75,457	66,791	121,126	272,408	81,098
	Net asset value per share	$25.74	$21.75	$69.96	$17.66	$20.98
Class 1A:	Net assets	$4,778	$353	$9,862	$4,936	$2,363
	Shares outstanding	186	16	141	280	113
	Net asset value per share	$25.69	$21.71	$69.77	$17.62	$20.92
Class 2:	Net assets	$3,306,059	$2,055,787	$13,700,966	$3,875,242	$843,316
	Shares outstanding	129,626	97,154	197,204	220,231	40,558
	Net asset value per share	$25.50	$21.16	$69.48	$17.60	$20.79
Class 3:	Net assets			$187,003	$23,753
	Shares outstanding	Not applicable	Not applicable	2,655	1,342	Not applicable
	Net asset value per share			$70.44	$17.70
Class 4:	Net assets	$248,677	$145,898	$1,075,904	$294,750	$463,484
	Shares outstanding	9,795	6,855	15,676	16,935	22,375
	Net asset value per share	$25.39	$21.28	$68.64	$17.40	$20.71

		High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$501,284	$209,329	$36,869	$1,445,275
	Shares outstanding	53,676	20,330	3,259	121,022	Not applicable
	Net asset value per share	$9.34	$10.30	$11.31	$11.94
Class 1A:	Net assets	$644	$739	$10	$1,510
	Shares outstanding	69	72	1	127	Not applicable
	Net asset value per share	$9.33	$10.28	$11.31	$11.93
Class 2:	Net assets	$661,317	$56,871	$247,022	$1,322,968
	Shares outstanding	71,992	5,534	22,403	111,891	Not applicable
	Net asset value per share	$9.19	$10.28	$11.03	$11.82
Class 3:	Net assets	$9,485		$4,516	$8,900
	Shares outstanding	1,011	Not applicable	405	743	Not applicable
	Net asset value per share	$9.38		$11.14	$11.97
Class 4:	Net assets	$31,169	$24,236	$17,987	$90,650
	Shares outstanding	3,129	2,379	1,613	7,659	Not applicable
	Net asset value per share	$9.96	$10.19	$11.15	$11.84
Class P1:	Net assets					$2,850
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	232
	Net asset value per share					$12.30
Class P2:	Net assets					$340,423
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	27,883
	Net asset value per share					$12.21

*	Amount less than one thousand.

See notes to financial statements

130	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$4,809,964	$492,281	$16,782,983	$1,034,317	$316,763	$14,626,696	$109,776	$5,961,685	$1,015,292
388,433	37,818	369,768	67,397	33,820	686,976	9,410	569,176	88,889
$12.38	$13.02	$45.39	$15.35	$9.37	$21.29	$11.67	$10.47	$11.42
$3,162	$927	$6,733	$1,749	$2,686	$6,982	$2,007	$3,284	$400
256	72	149	114	287	328	172	314	35
$12.35	$13.00	$45.28	$15.33	$9.36	$21.26	$11.65	$10.45	$11.41
$2,850,294	$1,227,787	$12,035,441	$230,035	$3,719	$4,667,683	$184,786	$3,523,963	$1,032,370
232,925	94,484	268,073	15,034	397	221,412	15,865	340,694	91,060
$12.24	$12.99	$44.90	$15.30	$9.36	$21.08	$11.65	$10.34	$11.34
		$140,465			$29,682
Not applicable	Not applicable	3,089	Not applicable	Not applicable	1,392	Not applicable	Not applicable	Not applicable
		$45.47			$21.32
$367,852	$94,879	$898,513	$71,157	$352,112	$3,594,408	$69,620	$365,755	$39,955
30,177	7,405	20,203	4,675	37,666	171,230	6,029	35,411	3,554
$12.19	$12.81	$44.47	$15.22	$9.35	$20.99	$11.55	$10.33	$11.24

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

$379	$492	$1,661,806	$1,596
39	44	141,701	130
$9.82	$11.28	$11.73	$12.23
$150,580	$336,177	$230,296	$2,540,901
15,421	29,981	19,726	207,856
$9.76	$11.21	$11.67	$12.22

American Funds Insurance Series	131

Statements of operations
for the year ended December 31, 2018

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$89,435	$40,551	$266,249	$188,307	$47,131
Interest	6,142	7,378	28,788	23,999	16,421
Securities lending income	—	730	—	—	—
	95,577	48,659	295,037	212,306	63,552
Fees and expenses*:
Investment advisory services	32,234	29,438	83,065	48,247	23,782
Distribution services	10,330	6,459	42,560	11,764	3,589
Insurance administrative services	633	367	2,750	790	1,164
Transfer agent services	1	— †	3	1	— †
Administrative services	624	423	2,573	981	339
Reports to shareholders	218	136	900	342	127
Registration statement and prospectus	47	88	197	66	29
Trustees’ compensation	37	25	150	58	20
Auditing and legal	76	65	80	102	72
Custodian	964	643	502	1,867	1,253
Other	137	228	252	202	342
Total fees and expenses before waivers	45,301	37,872	133,032	64,420	30,717
Less waivers of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Total waivers of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers	45,301	37,872	133,032	64,420	30,717
Net investment income	50,276	10,787	162,005	147,886	32,835

Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	344,211	244,684	2,850,252	248,667	125,246
Affiliated issuers	—	2,632	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	(21)	94	—	1,317	649
Swap contracts	—	—	—	—	—
Currency transactions	(648)	(349)	(1,358)	(2,744)	308
	343,542	247,061	2,848,894	247,240	126,203
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(919,949)	(654,311)	(2,970,971)	(1,741,395)	(647,695)
Affiliated issuers	—	(19,991)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	(15)	1,103	—	(170)	626
Swap contracts	—	—	—	—	—
Currency translations	288	41	(119)	(189)	36
	(919,676)	(673,158)	(2,971,090)	(1,741,754)	(647,033)
Net realized gain (loss) and unrealized (depreciation) appreciation	(576,134)	(426,097)	(122,196)	(1,494,514)	(520,830)
Net (decrease) increase in net assets resulting from operations	$(525,858)	$(415,310)	$39,809	$(1,346,628)	$(487,995)

See end of statements of operations for footnotes.

See notes to financial statements

132	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$225,462	$47,619	$561,216	$42,953	$18,229	$330,664	$5,923	$—	$—
5,328	5,256	43,954	4,649	5,121	270,199	3,763	319,829	71,425
—	—	—	—	—	—	—	—	—
230,790	52,875	605,170	47,602	23,350	600,863	9,686	319,829	71,425

35,312	12,167	81,100	8,812	3,229	68,775	2,520	37,656	12,085
9,118	3,848	36,914	840	885	22,505	680	10,220	2,901
794	233	2,300	183	884	9,354	167	835	97
1	— †	4	— †	— †	3	— †	1	— †
909	205	3,139	146	65	2,590	38	1,037	228
239	47	1,105	23	10	837	6	320	58
28	9	202	19	21	400	11	61	10
53	12	182	8	3	150	2	61	13
49	62	79	60	51	76	59	60	51
269	349	894	391	43	362	42	277	386
126	86	232	44	62	188	56	214	162
46,898	17,018	126,151	10,526	5,253	105,240	3,581	50,742	15,991

—	—	—	1	23	—	—	—	—
—	—	—	1	23	—	—	—	—
46,898	17,018	126,151	10,525	5,230	105,240	3,581	50,742	15,991
183,892	35,857	479,019	37,077	18,120	495,623	6,105	269,087	55,434

687,346	100,225	3,359,804	19,373	(12,976)	1,252,346	4,175	(159,911)	1,326
—	—	—	—	—	—	—	—	—
—	—	—	—	242	677	23	(38,790)	(3,980)
—	(72)	—	—	—	—	(541)	14,487	(6,955)
—	—	—	—	—	(2,209)	(5)	16,367	(44)
38	(281)	(2,288)	273	(169)	85	(76)	(565)	(2,076)
687,384	99,872	3,357,516	19,646	(12,903)	1,250,899	3,576	(168,412)	(11,729)

(1,602,181)	(325,794)	(4,115,868)	(222,546)	(54,286)	(2,657,935)	(34,350)	(164,246)	(82,168)
—	—	(116,886)	—	—	(230,161)	—	—	—
—	—	—	—	429	5,914	180	23,764	4,630
—	351	—	—	—	—	207	(16,813)	6,258
—	—	—	—	—	2,691	5	(7,301)	1,530
(41)	(87)	(237)	(23)	(10)	(72)	1	(246)	(258)
(1,602,222)	(325,530)	(4,232,991)	(222,569)	(53,867)	(2,879,563)	(33,957)	(164,842)	(70,008)

(914,838)	(225,658)	(875,475)	(202,923)	(66,770)	(1,628,664)	(30,381)	(333,254)	(81,737)
$(730,946)	$(189,801)	$(396,456)	$(165,846)	$(48,650)	$(1,133,041)	$(24,276)	$(64,167)	$(26,303)

American Funds Insurance Series	133

Statements of operations
for the year ended December 31, 2018

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$—	$—	$—		$—	$3,341
Interest	93,699	7,928	5,763		71,451	216
	93,699	7,928	5,763		71,451	3,557
Fees and expenses*:
Investment advisory services	6,485	1,361	947		10,160	486
Distribution services	1,953	191	643		3,706	803
Insurance administrative services	86	42	37		171	809
Transfer agent services	— †	— †	—	†	— †	— †
Administrative services	137	32	30		300	—
Accounting and administrative services	—	—	—		—	43
Reports to shareholders	33	5	6		65	5
Registration statement and prospectus	9	2	3		15	7
Trustees’ compensation	8	2	2		18	2
Auditing and legal	49	44	42		46	23
Custodian	32	35	1		56	9
Other	95	66	16		129	23
Total fees and expenses before waivers	8,887	1,780	1,727		14,666	2,210
Less waivers of fees and expenses:
Investment advisory services waivers	—	—	—		—	162
Total waivers of fees and expenses	—	—	—		—	162
Total fees and expenses after waivers	8,887	1,780	1,727		14,666	2,048
Net investment income	84,812	6,148	4,036		56,785	1,509

Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(24,151)	(3,538)	—		(39,630)	—
Affiliated issuers	—	—	—		—	2,012
Futures contracts	2	(4,529)	—		(45,333)	(5,288)
Swap contracts	(390)	449	—		(1,752)	—
Currency transactions	(5)	—	—		—	7
Capital gain distributions received from affiliated issuers	—	—	—		—	24,732
	(24,544)	(7,618)	—		(86,715)	21,463
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(87,512)	(1,970)	33		(13,160)	—
Affiliated issuers	—	—	—		—	(32,846)
Futures contracts	—	2,531	—		34,895	5,929
Swap contracts	1,317	1,980	—		27,782	—
Currency translations	(1)	—	—		—	—
	(86,196)	2,541	33		49,517	(26,917)
Net realized gain (loss) and unrealized (depreciation) appreciation	(110,740)	(5,077)	33		(37,198)	(5,454)
Net (decrease) increase in net assets resulting from operations	$(25,928)	$1,071	$4,069		$19,587	$(3,945)

*	Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements

134	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$3,202	$7,264	$4,163	$80,686
112	246	195	2,846
3,314	7,510	4,358	83,532

234	530	439	6,609
389	883	564	6,862
389	883	731	11,015
— †	— †	— †	— †
—	—	—	—
40	43	42	114
3	6	4	73
5	7	5	70
1	2	1	26
23	23	33	28
9	9	9	9
(18)	25	(9)	(1,637)
1,075	2,411	1,819	23,169

78	177	146	2,203
78	177	146	2,203
997	2,234	1,673	20,966
2,317	5,276	2,685	62,566

—	—	—	—
170	4,208	(2,379)	(39,223)
(301)	(7,698)	(3,064)	(49,333)
—	—	—	—
(4)	7	— †	62
5,857	21,501	12,396	185,909
5,722	18,018	6,953	97,415

—	—	1,011	—
(26,570)	(55,129)	(32,512)	(392,470)
1,238	5,830	10,335	25,915
—	—	—	—
—	—	—	—
(25,332)	(49,299)	(21,166)	(366,555)

(19,610)	(31,281)	(14,213)	(269,140)
$(17,293)	$(26,005)	$(11,528)	$(206,574)

American Funds Insurance Series	135

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$50,276	$44,912	$10,787	$15,312	$162,005	$136,774
Net realized gain (loss)	343,542	433,191	247,061	207,903	2,848,894	2,561,073
Net unrealized (depreciation) appreciation	(919,676)	1,102,516	(673,158)	731,086	(2,971,090)	3,159,797
Net (decrease) increase in net assets resulting from operations	(525,858)	1,580,619	(415,310)	954,301	39,809	5,857,644
Distributions paid to shareholders*	(474,814)		(196,135)		(2,648,515)
Dividends from net investment income		(42,742)		(21,019)		(136,164)
Distributions from net realized gain on investments		(174,096)		—		(2,251,429)
Total dividends and distributions paid to shareholders		(216,838)		(21,019)		(2,387,593)
Net capital share transactions	267,749	(335,425)	(49,079)	(495,098)	1,071,109	(34,343)
Total (decrease) increase in net assets	(732,923)	1,028,356	(660,524)	438,184	(1,537,597)	3,435,708
Net assets:
Beginning of year	6,235,076	5,206,720	4,315,038	3,876,854	24,985,458	21,549,750
End of year	$5,502,153	$6,235,076	$3,654,514	$4,315,038	$23,447,861	$24,985,458

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$37,077	$35,259	$18,120	$14,607	$495,623	$419,292
Net realized gain (loss)	19,646	5,636	(12,903)	8,964	1,250,899	1,243,464
Net unrealized (depreciation) appreciation	(222,569)	242,768	(53,867)	35,709	(2,879,563)	1,880,231
Net (decrease) increase in net assets resulting from operations	(165,846)	283,663	(48,650)	59,280	(1,133,041)	3,542,987
Distributions paid to shareholders*	(35,982)		(20,515)		(1,587,775)
Dividends from net investment income		(32,772)		(14,010)		(405,124)
Distributions from net realized gain on investments		—		—		(1,069,604)
Total dividends and distributions paid to shareholders		(32,772)		(14,010)		(1,474,728)
Net capital share transactions	77,119	109,624	149,988	137,152	(13,827)	2,543,934
Total (decrease) increase in net assets	(124,709)	360,515	80,823	182,422	(2,734,643)	4,612,193
Net assets:
Beginning of year	1,461,967	1,101,452	594,457	412,035	25,660,094	21,047,901
End of year	$1,337,258	$1,461,967	$675,280	$594,457	$22,925,451	$25,660,094

See end of statements of changes in net assets for footnote.

See notes to financial statements

136	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$147,886	$105,868	$32,835	$32,918	$183,892	$195,270	$35,857	$44,369	$479,019	$445,666
247,240	438,684	126,203	236,990	687,384	686,720	99,872	151,286	3,357,516	2,102,617
(1,741,754)	1,850,536	(647,033)	567,588	(1,602,222)	550,461	(325,530)	281,638	(4,232,991)	3,222,646

(1,346,628)	2,395,088	(487,995)	837,496	(730,946)	1,432,451	(189,801)	477,293	(396,456)	5,770,929
(646,470)		(126,412)		(883,615)		(186,991)		(2,606,909)
	(124,236)		(34,131)		(188,626)		(42,795)		(435,451)
	(100,924)		—		(328,660)		(33,692)		(1,807,557)
	(225,160)		(34,131)		(517,286)		(76,487)		(2,243,008)
1,245,386	133,019	92,573	(164,517)	265,984	(178,554)	90,220	(289,969)	2,175,138	1,071,251
(747,712)	2,302,947	(521,834)	638,848	(1,348,577)	736,611	(286,572)	110,837	(828,227)	4,599,172

9,757,822	7,454,875	3,532,713	2,893,865	9,379,849	8,643,238	2,102,446	1,991,609	30,692,362	26,093,190
$9,010,110	$9,757,822	$3,010,879	$3,532,713	$8,031,272	$9,379,849	$1,815,874	$2,102,446	$29,864,135	$30,692,362

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$6,105	$4,343	$269,087	$226,928	$55,434	$53,646	$84,812	$96,458	$6,148	$5,003
3,576	9,276	(168,412)	(10,510)	(11,729)	(26,825)	(24,544)	24,442	(7,618)	408
(33,957)	38,239	(164,842)	193,041	(70,008)	132,187	(86,196)	(3,823)	2,541	(431)

(24,276)	51,858	(64,167)	409,459	(26,303)	159,008	(25,928)	117,077	1,071	4,980
(9,700)		(267,421)		(56,130)		(79,933)		(6,505)
	(3,252)		(220,546)		(11,164)		(98,414)		(5,571)
	(10,070)		(157,395)		(14,449)		—		(2,214)
	(13,322)		(377,941)		(25,613)		(98,414)		(7,785)
46,266	63,483	(511,419)	(223,341)	(297,128)	85,999	(144,120)	(346,424)	(43,561)	2,570
12,290	102,019	(843,007)	(191,823)	(379,561)	219,394	(249,981)	(327,761)	(48,995)	(235)

353,899	251,880	10,697,694	10,889,517	2,467,578	2,248,184	1,453,880	1,781,641	340,170	340,405
$366,189	$353,899	$9,854,687	$10,697,694	$2,088,017	$2,467,578	$1,203,899	$1,453,880	$291,175	$340,170

American Funds Insurance Series	137

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$4,036	$1,388	$56,785	$46,503	$1,509	$859
Net realized gain (loss)	—	9	(86,715)	11,669	21,463	19,268
Net unrealized (depreciation) appreciation	33	(64)	49,517	(6,874)	(26,917)	35,360
Net (decrease) increase in net assets resulting from operations	4,069	1,333	19,587	51,298	(3,945)	55,487
Distributions paid to shareholders*	(3,517)		(55,819)		(21,941)
Dividends from net investment income		(906)		(43,993)		(734)
Distributions from net realized gain on investments		—		—		(4,142)
Total dividends and distributions paid to shareholders		(906)		(43,993)		(4,876)
Net capital share transactions	1,047	(46,638)	(197,780)	58,286	81,200	36,220
Total (decrease) increase in net assets	1,599	(46,211)	(234,012)	65,591	55,314	86,831
Net assets:
Beginning of year	304,805	351,016	3,103,315	3,037,724	287,959	201,128
End of year	$306,404	$304,805	$2,869,303	$3,103,315	$343,273	$287,959

*	Current year amounts reflect current presentation under new accounting standards.

See notes to financial statements

138	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017

$2,317	$1,283	$5,276	$5,049	$2,685	$2,028	$62,566	$50,782
5,722	248	18,018	12,835	6,953	8,283	97,415	177,329
(25,332)	28,741	(49,299)	30,876	(21,166)	24,060	(366,555)	329,033

(17,293)	30,272	(26,005)	48,760	(11,528)	34,371	(206,574)	557,144
(3,428)		(23,525)		(12,352)		(242,968)
	(900)		(5,161)		(1,867)		(31,722)
	(1,403)		(5,568)		(7,726)		(38,742)
	(2,303)		(10,729)		(9,593)		(70,464)
23,257	22,849	19,295	37,657	1,707,014	23,434	(1,462,371)	408,750
2,536	50,818	(30,235)	75,688	1,683,134	48,212	(1,911,913)	895,430

148,423	97,605	366,904	291,216	208,968	160,756	4,454,410	3,558,980
$150,959	$148,423	$336,669	$366,904	$1,892,102	$208,968	$2,542,497	$4,454,410

American Funds Insurance Series	139

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

In 2009, shareholders approved the reorganization of the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — Seeks to provide long-term growth of capital.

Global Small Capitalization Fund — Seeks to provide long-term growth of capital.

Growth Fund — Seeks to provide growth of capital.

International Fund — Seeks to provide long-term growth of capital.

New World Fund — Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund — Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder — Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund — Seeks to provide current income and preservation of capital.

140	American Funds Insurance Series

Ultra-Short Bond Fund — Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

American Funds Insurance Series	141

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

142	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	143

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2018 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$943,486	$395,499	$—	$1,338,985
Consumer discretionary	902,718	87,222	—	989,940
Health care	582,877	105,680	—	688,557
Communication services	437,926	143,665	—	581,591
Financials	518,235	53,532	—	571,767
Consumer staples	294,556	86,992	—	381,548
Industrials	209,141	129,438	—	338,579
Materials	114,502	40,841	—	155,343
Energy	146,233	—	—	146,233
Short-term securities	—	294,373	—	294,373
Total	$4,149,674	$1,337,242	$—	$5,486,916

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$727,659	$48,979	$—	$776,638
Information technology	452,675	117,663	—	570,338
Industrials	267,672	261,949	—	529,621
Consumer discretionary	404,803	84,793	—	489,596
Financials	277,316	39,228	87	316,631
Materials	113,426	29,243	—	142,669
Consumer staples	64,850	56,057	—	120,907
Communication services	71,742	20,881	—	92,623
Energy	45,304	15,906	16,560	77,770
Real estate	35,861	37,865	—	73,726
Utilities	60,785	—	—	60,785
Bonds, notes & other debt instruments	—	4,989	—	4,989
Short-term securities	54,436	393,166	—	447,602
Total	$2,576,529	$1,110,719	$16,647	$3,703,895

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,465,985	$524,865	$—	$4,990,850
Health care	3,895,983	—	37,000	3,932,983
Communication services	3,172,527	—	—	3,172,527
Consumer discretionary	3,047,437	25,309	—	3,072,746
Financials	2,280,002	—	—	2,280,002
Industrials	1,068,310	136,234	—	1,204,544
Energy	1,181,935	—	—	1,181,935
Materials	545,792	83,260	—	629,052
Consumer staples	519,278	—	—	519,278
Real estate	371,749	—	—	371,749
Utilities	94,291	—	—	94,291
Convertible stocks	—	—	13,104	13,104
Short-term securities	—	1,944,415	—	1,944,415
Total	$20,643,289	$2,714,083	$50,104	$23,407,476

144	American Funds Insurance Series

International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,182,886	$188,734	$—	$1,371,620
Industrials	801,285	454,063	—	1,255,348
Health care	460,295	639,881	—	1,100,176
Consumer discretionary	702,613	220,555	—	923,168
Consumer staples	375,070	226,350	—	601,420
Communication services	369,938	217,235	—	587,173
Information technology	184,960	324,234	—	509,194
Materials	343,320	165,561	—	508,881
Utilities	376,043	102,071	—	478,114
Energy	395,858	16,445	—	412,303
Real estate	136,191	45,046	—	181,237
Rights & warrants	—	13,046	—	13,046
Bonds, notes & other debt instruments	—	77,908	—	77,908
Short-term securities	—	976,853	—	976,853
Total	$5,328,459	$3,667,982	$—	$8,996,441

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(525)	$—	$(525)

*	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$326,284	$178,731	$—	$505,015
Financials	305,640	23,740	—	329,380
Energy	292,889	—	—	292,889
Consumer discretionary	218,235	64,658	—	282,893
Health care	175,401	75,887	—	251,288
Consumer staples	119,696	70,170	—	189,866
Communication services	167,031	5,804	—	172,835
Materials	154,547	13,916	—	168,463
Industrials	94,592	40,700	—	135,292
Real estate	31,058	9,324	26	40,408
Utilities	32,453	—	—	32,453
Rights & warrants	—	3,502	—	3,502
Bonds, notes & other debt instruments	—	92,867	—	92,867
Short-term securities	—	502,317	—	502,317
Total	$1,917,826	$1,081,616	$26	$2,999,468

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$356	$—	$356
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(53)	—	(53)
Total	$—	$303	$—	$303

*	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	145

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$2,027,452	$—	$—	$2,027,452
Information technology	1,080,516	—	—	1,080,516
Consumer staples	1,017,733	—	—	1,017,733
Energy	758,203	—	—	758,203
Communication services	731,501	—	—	731,501
Industrials	687,517	—	—	687,517
Consumer discretionary	650,987	—	—	650,987
Financials	392,403	—	—	392,403
Materials	134,904	—	—	134,904
Other	143,876	—	—	143,876
Rights & warrants	3,520	—	—	3,520
Short-term securities	—	389,421	—	389,421
Total	$7,628,612	$389,421	$—	$8,018,033

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$182,049	$100,080	$—	$282,129
Health care	185,566	15,542	—	201,108
Financials	175,070	11,049	—	186,119
Communication services	83,225	100,714	—	183,939
Industrials	162,543	16,976	—	179,519
Consumer discretionary	138,158	35,185	—	173,343
Materials	104,115	14,434	—	118,549
Energy	109,679	—	—	109,679
Consumer staples	61,667	39,668	—	101,335
Real estate	54,128	12,956	—	67,084
Utilities	13,861	48,868	—	62,729
Bonds, notes & other debt instruments	—	39,384	—	39,384
Short-term securities	—	107,014	—	107,014
Total	$1,270,061	$541,870	$—	$1,811,931

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$351	$—	$351

*	Forward currency contracts are not included in the investment portfolio.

146	American Funds Insurance Series

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$4,572,074	$180,915	$—	$4,752,989
Information technology	4,016,946	101,331	—	4,118,277
Financials	3,123,284	164,961	—	3,288,245
Communication services	3,068,997	—	—	3,068,997
Industrials	2,744,773	—	—	2,744,773
Consumer staples	2,202,506	457,337	—	2,659,843
Energy	2,041,753	—	—	2,041,753
Consumer discretionary	1,778,690	116,360	—	1,895,050
Materials	1,394,285	6,362	—	1,400,647
Real estate	535,725	—	—	535,725
Utilities	447,523	55,293	—	502,816
Mutual funds	45,729	—	—	45,729
Convertible stocks	38,828	—	—	38,828
Convertible bonds	—	27,617	—	27,617
Short-term securities	—	2,719,713	—	2,719,713
Total	$26,011,113	$3,829,889	$—	$29,841,002

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$141,167	$108,491	$—	$249,658
Health care	77,210	101,164	—	178,374
Industrials	56,914	56,589	—	113,503
Energy	94,813	—	—	94,813
Materials	81,185	13,223	—	94,408
Real estate	81,116	13,077	—	94,193
Consumer staples	87,620	6,560	—	94,180
Communication services	49,598	34,855	—	84,453
Utilities	45,795	35,476	—	81,271
Consumer discretionary	54,630	5,371	—	60,001
Information technology	11,493	36,087	—	47,580
Bonds, notes & other debt instruments	—	15,271	—	15,271
Short-term securities	—	125,741	—	125,741
Total	$781,541	$551,905	$—	$1,333,446

American Funds Insurance Series	147

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$43,071	$25,510	$—	$68,581
Consumer staples	52,008	10,413	—	62,421
Information technology	44,754	15,593	—	60,347
Real estate	51,257	1,451	—	52,708
Energy	44,723	—	—	44,723
Communication services	32,340	8,343	—	40,683
Health care	36,507	1,889	—	38,396
Utilities	29,843	7,422	—	37,265
Consumer discretionary	23,778	—	—	23,778
Industrials	19,005	2,067	—	21,072
Materials	5,407	4,139	—	9,546
Convertible stocks	6,127	—	—	6,127
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	93,463	—	93,463
Mortgage-backed obligations	—	46,958	—	46,958
Corporate bonds & notes	—	26,817	—	26,817
Asset-backed obligations	—	967	—	967
Short-term securities	—	45,896	—	45,896
Total	$388,820	$290,928	$—	$679,748

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,467	$—	$—	$2,467
Liabilities:
Unrealized depreciation on futures contracts	(2,038)	—	—	(2,038)
Total	$429	$—	$—	$429

*	Futures contracts are not included in the investment portfolio.

148	American Funds Insurance Series

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$3,092,137	$35,434	$59	$3,127,630
Health care	2,518,947	26,969	736	2,546,652
Financials	2,175,115	—	—	2,175,115
Industrials	1,002,104	4,784	—	1,006,888
Energy	953,558	2,780	—	956,338
Consumer discretionary	861,048	42,365	—	903,413
Communication services	847,896	115	—	848,011
Consumer staples	545,053	263,173	—	808,226
Materials	739,608	—	—	739,608
Utilities	215,899	—	—	215,899
Real estate	184,779	—	—	184,779
Rights & warrants	—	—	242	242
Convertible stocks	—	—	6,074	6,074
Convertible bonds	—	1,272	—	1,272
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,820,469	—	2,820,469
Corporate bonds & notes	—	2,275,813	10,755	2,286,568
Mortgage-backed obligations	—	1,318,843	—	1,318,843
Federal agency bonds & notes	—	15,031	—	15,031
Other	—	190,115	—	190,115
Short-term securities	—	3,116,628	—	3,116,628
Total	$13,136,144	$10,113,791	$17,866	$23,267,801

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,035	$—	$—	$6,035
Liabilities:
Unrealized depreciation on futures contracts	(874)	—	—	(874)
Unrealized depreciation on interest rate swaps	—	(3,557)	—	(3,557)
Total	$5,161	$(3,557)	$—	$1,604

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series	149

Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$29,939	$11,496	$—	$41,435
Financials	26,524	3,203	—	29,727
Health care	23,425	4,021	—	27,446
Industrials	19,589	5,349	—	24,938
Energy	18,129	—	—	18,129
Consumer staples	14,100	3,677	—	17,777
Consumer discretionary	13,799	1,034	—	14,833
Materials	8,709	4,244	—	12,953
Communication services	2,053	6,030	—	8,083
Real estate	6,155	827	—	6,982
Utilities	2,897	2,255	—	5,152
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	59,146	—	59,146
U.S. Treasury bonds & notes	—	45,770	—	45,770
Corporate bonds & notes	—	23,532	—	23,532
Mortgage-backed obligations	—	6,936	—	6,936
Short-term securities	—	25,583	—	25,583
Total	$165,319	$203,103	$—	$368,422

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$180	$—	$—	$180
Unrealized appreciation on open forward currency contracts	—	214	—	214
Unrealized appreciation on interest rate swaps	—	24	—	24
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(132)	—	(132)
Unrealized depreciation on interest rate swaps	—	(19)	—	(19)
Total	$180	$87	$—	$267

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$3,603,650	$—	$3,603,650
U.S. Treasury bonds & notes	—	2,852,297	—	2,852,297
Mortgage-backed obligations	—	2,234,095	—	2,234,095
Bonds & notes of governments & government agencies outside the U.S.	—	612,742	—	612,742
Asset-backed obligations	—	197,268	—	197,268
Municipals	—	189,941	—	189,941
Federal agency bonds & notes	—	11,395	—	11,395
Common stocks	—	396	26	422
Rights & warrants	—	—	67	67
Short-term securities	—	1,243,633	—	1,243,633
Total	$—	$10,945,417	$93	$10,945,510

150	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$22,298	$—	$—	$22,298
Unrealized appreciation on open forward currency contracts	—	5,141	—	5,141
Unrealized appreciation on interest rate swaps	—	2,565	—	2,565
Liabilities:
Unrealized depreciation on futures contracts	(2,690)	—	—	(2,690)
Unrealized depreciation on open forward currency contracts	—	(14,412)	—	(14,412)
Unrealized depreciation on interest rate swaps	—	(2,338)	—	(2,338)
Total	$19,608	$(9,044)	$—	$10,564

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Japanese yen	$—	$248,037	$—	$248,037
Euros	—	235,404	—	235,404
Mexican pesos	—	74,438	—	74,438
Polish zloty	—	73,313	—	73,313
Danish kroner	—	65,733	—	65,733
Indian rupees	—	45,800	—	45,800
British pounds	—	43,376	—	43,376
Brazilian reais	—	33,036	—	33,036
Thai baht	—	27,229	—	27,229
Israeli shekels	—	18,320	—	18,320
Chilean pesos	—	15,174	—	15,174
Malaysian ringgits	—	15,129	—	15,129
Romanian leu	—	14,495	—	14,495
Canadian dollars	—	10,039	—	10,039
U.S. dollars	—	914,227	487	914,714
Other	—	90,558	—	90,558
Convertible bonds	—	100	—	100
Convertible stocks	—	—	1,033	1,033
Common stocks	113	913	9	1,035
Rights & warrants	—	—	41	41
Short-term securities	—	196,588	—	196,588
Total	$113	$2,121,909	$1,570	$2,123,592

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$5,231	$—	$—	$5,231
Unrealized appreciation on open forward currency contracts	—	12,488	—	12,488
Unrealized appreciation on interest rate swaps	—	335	—	335
Liabilities:
Unrealized depreciation on futures contracts	(960)	—	—	(960)
Unrealized depreciation on open forward currency contracts	—	(5,570)	—	(5,570)
Unrealized depreciation on interest rate swaps	—	(284)	—	(284)
Total	$4,271	$6,969	$—	$11,240

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series	151

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,129,425	$8,992	$1,138,417
Other	—	3,083	—	3,083
Convertible bonds	—	5,438	—	5,438
Convertible stocks	629	—	5,892	6,521
Common stocks	1,642	8,344	2,397	12,383
Rights & warrants	—	—	256	256
Short-term securities	—	16,793	—	16,793
Total	$2,271	$1,163,083	$17,537	$1,182,891

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$156	$—	$156
Unrealized appreciation on credit default swaps	—	1,544	—	1,544
Liabilities:
Unrealized depreciation on interest rate swaps	—	(380)	—	(380)
Total	$—	$1,320	$—	$1,320

[1]	Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2018 (dollars in thousands):

	Beginning value at 1/1/2018	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2018
Investment securities	$23,741	$—	$17,504	$(34,559)	$6,060	$9,202	$(4,411)	$17,537
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2018								$1,603

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

152	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

							Impact to
							valuation from
	Value at	Valuation	Unobservable			Weighted	an increase in
	12/31/2018	techniques	inputs	Range		average	input*
Bonds, notes & other debt instruments	$8,992	Yield analysis	Yield to maturity risk premium	0-400 bps		299 bps	Decrease
Convertible securities	5,892	Market comparables	EBITDA multiple	8.9	x	8.9x	Increase
		Recent market information	Market comparables	25%		25%	Decrease
		Enterprise value	Revenue multiple	1.3	x	1.3x	Increase
Common stocks	2,397	Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%		50%	Decrease
		Black-Scholes	Implied volatility	30%		30%	Increase
Rights & warrants	256	Recent market information	Quoted price	N/A		N/A	N/A
	$17,537

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviation

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$209,270	$—	$209,270
U.S. Treasury bonds & notes	—	32,012	—	32,012
Federal agency bonds & notes	—	18,483	—	18,483
Asset-backed obligations	—	17,340	—	17,340
Corporate bonds & notes	—	—	80	80
Short-term securities	—	66,563	—	66,563
Total	$—	$343,668	$80	$343,748

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,899	$—	$—	$1,899
Unrealized appreciation on interest rate swaps	—	3,261	—	3,261
Liabilities:
Unrealized depreciation on interest rate swaps	—	(2,067)	—	(2,067)
Total	$1,899	$1,194	$—	$3,093

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2018, all of the fund’s investment securities were classified as Level 2.

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U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,369,410	$—	$1,369,410
Mortgage-backed obligations	—	821,393	—	821,393
Federal agency bonds & notes	—	601,074	—	601,074
Short-term securities	—	318,827	—	318,827
Total	$—	$3,110,704	$—	$3,110,704

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$31,021	$—	$—	$31,021
Unrealized appreciation on interest rate swaps	—	34,976	—	34,976
Liabilities:
Unrealized depreciation on futures contracts	(3,571)	—	—	(3,571)
Unrealized depreciation on interest rate swaps	—	(15,622)	—	(15,622)
Total	$27,450	$19,354	$—	$46,804

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

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Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

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Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

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Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

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Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — A fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — One of the funds has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a

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portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

As of December 31, 2018, the total value of securities on loan was $67,607,000, and the total value of collateral received was $72,379,000. Collateral received included cash of $60,486,000 and non-cash U.S. Government securities of $11,893,000. Investment securities purchased from cash collateral of $54,436,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Options contracts — The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in the fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is

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traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event

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occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options purchased	Futures contracts		Forward currency contracts		Interest rate swaps	Credit default swaps
Global Growth Fund	Not applicable	Not applicable		$6,220	*	Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable	Not applicable		93,340	*	Not applicable	Not applicable
International Fund	Not applicable	Not applicable		35,647		Not applicable	Not applicable
New World Fund	Not applicable	Not applicable		15,738		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable	Not applicable		7,640		Not applicable	Not applicable
Capital Income Builder	Not applicable	$188,467		Not applicable		Not applicable	Not applicable
Asset Allocation Fund	Not applicable	375,571		Not applicable		$2,197,665	Not applicable
Global Balanced Fund	Not applicable	6,967		24,260		86,959	Not applicable
Bond Fund	Not applicable	2,619,856		581,133		3,448,366	$48,409	*
Global Bond Fund	Not applicable	197,591		772,080		823,223	Not applicable
High-Income Bond Fund	Not applicable	9,800	*	Not applicable		46,142	84,946
Mortgage Fund	Not applicable	153,475		Not applicable		366,044	Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	2,838,731		Not applicable		8,956,391	Not applicable
Managed Risk Growth Fund	Not applicable	57,567		Not applicable		Not applicable	Not applicable
Managed Risk International Fund	Not applicable	174,691		Not applicable		Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	47,916		Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	$777,368	138,587		Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	399,717		Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series	161

The following tables present the financial statement impacts resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2018 (dollars in thousands):

Global Growth Fund

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(21)	Net unrealized depreciation on forward currency contracts	$(15)

Global Small Capitalization Fund

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$94	Net unrealized appreciation on forward currency contracts	$1,103

International Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$525

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$1,317	Net unrealized depreciation on forward currency contracts	$(170)

New World Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$356	Unrealized depreciation on open forward currency contracts	$53

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$649	Net unrealized appreciation on forward currency contracts	$626

162	American Funds Insurance Series

Global Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$351	Unrealized depreciation on open forward currency contracts	$—

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(72)	Net unrealized appreciation on forward currency contracts	$351

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,467	Unrealized depreciation[1]	$2,038

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$242	Net unrealized appreciation on futures contracts	$429

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$6,035	Unrealized depreciation[1]	$874
Swaps	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	3,557
			$6,035		$4,431

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$677	Net unrealized appreciation on futures contracts	$5,914
Swaps	Interest	Net realized loss on swap contracts	(2,209)	Net unrealized appreciation on swap contracts	2,691
			$(1,532)		$8,605

See end of tables for footnotes.

American Funds Insurance Series	163

Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$180	Unrealized depreciation[1]	$—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	214	Unrealized depreciation on open forward currency contracts	132
Swaps	Interest	Unrealized appreciation[1]	24	Unrealized depreciation[1]	19
			$418		$151

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$23	Net unrealized appreciation on futures contracts	$180
Forward currency	Currency	Net realized loss on forward currency contracts	(541)	Net unrealized appreciation on forward currency contracts	207
Swaps	Interest	Net realized loss on swap contracts	(5)	Net unrealized appreciation on swap contracts	5
			$(523)		$392

Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$22,298	Unrealized depreciation[1]	$2,690
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	5,141	Unrealized depreciation on open forward currency contracts	14,412
Swaps	Interest	Unrealized appreciation[1]	2,565	Unrealized depreciation[1]	2,338
			$30,004		$19,440

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(38,790)	Net unrealized appreciation on futures contracts	$23,764
Forward currency	Currency	Net realized gain on forward currency contracts	14,487	Net unrealized depreciation on forward currency contracts	(16,813)
Swaps	Interest	Net realized gain on swap contracts	16,325	Net unrealized depreciation on swap contracts	(7,485)
Swaps	Credit	Net realized gain on swap contracts	42	Net unrealized appreciation on swap contracts	184
			$(7,936)		$(350)

164	American Funds Insurance Series

Global Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$5,231	Unrealized depreciation[1]	$960
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	12,488	Unrealized depreciation on open forward currency contracts	5,570
Swaps	Interest	Unrealized appreciation[1]	335	Unrealized depreciation[1]	284
			$18,054		$6,814

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(3,980)	Net unrealized appreciation on futures contracts	$4,630
Forward currency	Currency	Net realized loss on forward currency contracts	(6,955)	Net unrealized appreciation on forward currency contracts	6,258
Swaps	Interest	Net realized loss on swap contracts	(44)	Net unrealized appreciation on swap contracts	1,530
			$(10,979)		$12,418

High-Income Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Swaps	Interest	Unrealized appreciation[1]	$156	Unrealized depreciation[1]	$380
Swaps	Credit	Unrealized appreciation[1]	1,544	Unrealized depreciation[1]	—
			$1,700		$380

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$2	Net unrealized appreciation on futures contracts	$—
Swaps	Interest	Net realized gain on swap contracts	743	Net unrealized depreciation on swap contracts	(646)
Swaps	Credit	Net realized loss on swap contracts	(1,133)	Net unrealized appreciation on swap contracts	1,963
			$(388)		$1,317

Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,899	Unrealized depreciation[1]	$—
Swaps	Interest	Unrealized appreciation[1]	3,261	Unrealized depreciation[1]	2,067
			$5,160		$2,067

See end of tables for footnotes.

American Funds Insurance Series	165

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(4,529)	Net unrealized appreciation on futures contracts	$2,531
Swaps	Interest	Net realized gain on swap contracts	449	Net unrealized appreciation on swap contracts	1,980
			$(4,080)		$4,511

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$31,021	Unrealized depreciation[1]	$3,571
Swaps	Interest	Unrealized appreciation[1]	34,976	Unrealized depreciation[1]	15,622
			$65,997		$19,193

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(45,333)	Net unrealized appreciation on futures contracts	$34,895
Swaps	Interest	Net realized loss on swap contracts	(1,752)	Net unrealized appreciation on swap contracts	27,782
			$(47,085)		$62,677

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$45
Futures	Equity	Unrealized appreciation[1]	4,022	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	1,914	Unrealized depreciation[1]	—
			$5,936		$45

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$118	Net unrealized depreciation on futures contracts	$(45)
Futures	Equity	Net realized loss on futures contracts	(4,716)	Net unrealized appreciation on futures contracts	4,022
Futures	Interest	Net realized loss on futures contracts	(690)	Net unrealized appreciation on futures contracts	1,952
			$(5,288)		$5,929

166	American Funds Insurance Series

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$278
Futures	Equity	Unrealized appreciation[1]	882	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	615	Unrealized depreciation[1]	—
			$1,497		$278

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$356	Net unrealized depreciation on futures contracts	$(278)
Futures	Equity	Net realized loss on futures contracts	(600)	Net unrealized appreciation on futures contracts	$882
Futures	Interest	Net realized loss on futures contracts	(57)	Net unrealized appreciation on futures contracts	634
			$(301)		$1,238

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$30
Futures	Equity	Unrealized appreciation[1]	3,946	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	1,865	Unrealized depreciation[1]	—
			$5,811		$30

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$115	Net unrealized depreciation on futures contracts	$(30)
Futures	Equity	Net realized loss on futures contracts	(6,778)	Net unrealized appreciation on futures contracts	$3,946
Futures	Interest	Net realized loss on futures contracts	(1,035)	Net unrealized appreciation on futures contracts	1,914
			$(7,698)		$5,830

See end of tables for footnotes.

American Funds Insurance Series	167

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[2]	$8,674	Investment securities from unaffiliated issuers[2]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	497
Futures	Equity	Unrealized appreciation[1]	3,986	Unrealized depreciation[1]	101
Futures	Interest	Unrealized appreciation[1]	6,919	Unrealized depreciation[1]	$—
			$19,579		$598

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized gain on options contracts[3]	$—	Net unrealized appreciation on options contracts[4]	$1,011
Futures	Currency	Net realized gain on futures contracts	$28	Net unrealized depreciation on futures contracts	(497)
Futures	Equity	Net realized loss on futures contracts	(2,611)	Net unrealized appreciation on futures contracts	$3,885
Futures	Interest	Net realized loss on futures contracts	(481)	Net unrealized appreciation on futures contracts	6,947
			$(3,064)		$11,346

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$182
Futures	Equity	Unrealized appreciation[1]	17,157	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	8,348	Unrealized depreciation[1]	—
			$25,505		$182

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$420	Net unrealized depreciation on futures contracts	$(182)
Futures	Equity	Net realized loss on futures contracts	(43,889)	Net unrealized appreciation on futures contracts	$8,940
Futures	Interest	Net realized loss on futures contracts	(5,864)	Net unrealized appreciation on futures contracts	17,157
			$(49,333)		$25,915

[1]	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.
[2]	Includes options purchased as reported in the fund’s investment portfolio.
[3]	Options purchased are included in net realized gain (loss) on unaffiliated investments.
[4]	Options purchased are included in net unrealized (depreciation) appreciation on unaffiliated investments.

168	American Funds Insurance Series

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2018, if close-out netting was exercised (dollars in thousands):

International Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Liabilities:
Goldman Sachs	$525	$—	$—	$(330)	$195

New World Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$37	$(28)	$—	$—	$9
Goldman Sachs	82	—	—	(82)	—
HSBC Bank	85	(23)	—	—	62
JPMorgan Chase	128	(2)	(126)	—	—
Morgan Stanley	24	—	—	—	24
Total	$356	$(53)	$(126)	$(82)	$95
Liabilities:
Citibank	$28	$(28)	$—	$—	$—
HSBC Bank	23	(23)	—	—	—
JPMorgan Chase	2	(2)	—	—	—
Total	$53	$(53)	$—	$—	$—

See end of tables for footnote.

American Funds Insurance Series	169

Global Growth and Income Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$351	$—	$—	$(280)	$71

Global Balanced Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$42	$(42)	$—	$—	$—
Goldman Sachs	44	(9)	—	—	35
HSBC Bank	26	(18)	—	—	8
JPMorgan Chase	84	(32)	—	—	52
UBS AG	18	—	—	—	18
Total	$214	$(101)	$—	$—	$113
Liabilities:
Bank of America, N.A.	$2	$—	$—	$—	$2
Bank of New York Mellon	14	—	—	—	14
Citibank	46	(42)	—	—	4
Goldman Sachs	9	(9)	—	—	—
HSBC Bank	18	(18)	—	—	—
JPMorgan Chase	32	(32)	—	—	—
Morgan Stanley	11	—	—	—	11
Total	$132	$(101)	$—	$—	$31

Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$781	$(412)	$(369)	$—	$—
Citibank	443	(443)	—	—	—
Goldman Sachs	3,183	(770)	—	(1,460)	953
HSBC Bank	107	(107)	—	—	—
JPMorgan Chase	380	(33)	—	—	347
Morgan Stanley	247	(247)	—	—	—
Total	$5,141	$(2,012)	$(369)	$(1,460)	$1,300
Liabilities:
Bank of America, N.A.	$412	$(412)	$—	$—	$—
Citibank	3,658	(443)	(2,831)	—	384
Goldman Sachs	770	(770)	—	—	—
HSBC Bank	3,431	(107)	(1,748)	—	1,576
JPMorgan Chase	33	(33)	—	—	—
Morgan Stanley	6,108	(247)	(4,788)	—	1,073
Total	$14,412	$(2,012)	$(9,367)	$—	$3,033

170	American Funds Insurance Series

Global Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$307	$(50)	$(257)	$—	$—
Citibank	3,149	(1,670)	—	(1,479)	—
Goldman Sachs	1,928	(304)	—	(1,370)	254
HSBC Bank	822	(822)	—	—	—
JPMorgan Chase	5,495	(1,593)	(3,646)	—	256
Morgan Stanley	585	(585)	—	—	—
UBS AG	202	—	—	—	202
Total	$12,488	$(5,024)	$(3,903)	$(2,849)	$712
Liabilities:
Bank of America, N.A.	$50	$(50)	$—	$—	$—
Bank of New York Mellon	446	—	(319)	—	127
Citibank	1,670	(1,670)	—	—	—
Goldman Sachs	304	(304)	—	—	—
HSBC Bank	842	(822)	(20)	—	—
JPMorgan Chase	1,593	(1,593)	—	—	—
Morgan Stanley	665	(585)	—	—	80
Total	$5,570	$(5,024)	$(339)	$—	$207

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains, amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

American Funds Insurance Series	171

Additional tax basis disclosures for each fund as of December 31, 2018, were as follows (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$8,660	$49,672	$198,816	$15,101	$6,466	$36,690
Undistributed long-term capital gains	343,497	226,394	2,617,605	244,466	127,685	688,634
Gross unrealized appreciation on investments	1,604,496	696,725	7,325,355	1,447,585	450,625	1,466,280
Gross unrealized depreciation on investments	(343,672)	(384,458)	(869,582)	(1,024,206)	(275,197)	(755,225)
Net unrealized (depreciation) appreciation on investments	1,260,824	312,267	6,455,773	423,379	175,428	711,055
Cost of investments	4,226,092	3,337,191	16,951,703	8,572,537	2,824,343	7,306,978
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	—	—	(1)	—	—

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Undistributed ordinary income	$6,636	$252,809	$21,126	$1,595	$110,523	$541
Undistributed long-term capital gains	100,790	3,204,751	—	—	1,278,077	353
Capital loss carryforward*	—	—	—	(13,776)	—	—
Capital loss carryforward utilized	—	—	4,708	—	—	—
Gross unrealized appreciation on investments	301,662	6,581,607	116,642	32,592	4,196,275	44,069
Gross unrealized depreciation on investments	(116,841)	(2,100,241)	(148,050)	(55,480)	(1,720,590)	(20,622)
Net unrealized (depreciation) appreciation on investments	184,821	4,481,366	(31,408)	(22,888)	2,475,685	23,447
Cost of investments	1,627,461	25,359,635	1,364,854	703,065	20,793,720	345,242
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(1)	—	—	—	—

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$56,980	$15,875	$15,462	$1,266	$999	$11,344
Capital loss carryforward*	(159,206)	(3,784)	(160,099)	(6,175)	—	(52,033)
Gross unrealized appreciation on investments	101,569	34,171	—	4,698	6	51,575
Gross unrealized depreciation on investments	(219,353)	(80,326)	(114,581)	(4,505)	(14)	(47,613)
Net unrealized (depreciation) appreciation on investments	(117,784)	(46,155)	(114,581)	193	(8)	3,962
Cost of investments	11,073,859	2,180,987	1,301,010	346,647	306,754	3,153,546
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(1)	—	—	—	—

172	American Funds Insurance Series

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$2,543	$2,983	$5,577	$6,359	$62,616
Undistributed long-term capital gains	26,579	4,809	17,833	16,511	115,113
Gross unrealized appreciation on investments	10	297	—	884	49
Gross unrealized depreciation on investments	(12,447)	(14,600)	(26,939)	(27,155)	(61,453)
Net unrealized (depreciation) appreciation on investments	(12,437)	(14,303)	(26,939)	(26,271)	(61,404)
Cost of investments	354,269	163,484	362,023	1,897,770	2,593,652

*	Capital loss carryforwards will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$28,611	$134,884	$163,495	$16,830	$55,298	$72,128
Class 1A*	47	273	320	15	16	31
Class 2	41,238	251,323	292,561	24,835	114,893	139,728
Class 4	2,414	16,024	18,438	1,062	3,889	4,951
Total	$72,310	$402,504	$474,814	$42,742	$174,096	$216,838

Global Small Capitalization Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,329	$55,968	$77,297	$10,151	$—	$10,151
Class 1A*	4	12	16	1	—	1
Class 2	26,294	86,037	112,331	10,597	—	10,597
Class 4	1,456	5,035	6,491	270	—	270
Total	$49,083	$147,052	$196,135	$21,019	$—	$21,019

Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$88,940	$792,865	$881,805	$75,247	$713,987	$789,234
Class 1A*	76	634	710	15	63	78
Class 2	117,331	1,515,757	1,633,088	110,909	1,409,266	1,520,175
Class 3	1,723	20,248	21,971	1,601	18,484	20,085
Class 4	6,414	104,527	110,941	4,893	53,128	58,021
Total	$214,484	$2,434,031	$2,648,515	$192,665	$2,194,928	$2,387,593

See end of tables for footnotes.

American Funds Insurance Series	173

International Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$174,418	$165,915	$340,333	$70,384	$49,783	$120,167
Class 1A*	156	140	296	17	3	20
Class 2	136,977	146,986	283,963	53,513	46,642	100,155
Class 3	887	970	1,857	396	331	727
Class 4	9,465	10,556	20,021	3,025	1,066	4,091
Total	$321,903	$324,567	$646,470	$127,335	$97,825	$225,160

New World Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,450	$54,023	$75,473	$21,960	$—	$21,960
Class 1A*	24	50	74	6	—	6
Class 2	8,194	26,593	34,787	9,149	—	9,149
Class 4	3,419	12,659	16,078	3,016	—	3,016
Total	$33,087	$93,325	$126,412	$34,131	$—	$34,131

Blue Chip Income and Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$232,769	$299,947	$532,716	$140,306	$170,748	$311,054
Class 1A*	120	135	255	12	5	17
Class 2	134,358	186,318	320,676	82,680	113,013	195,693
Class 4	13,348	16,620	29,968	4,917	5,605	10,522
Total	$380,595	$503,020	$883,615	$227,915	$289,371	$517,286

Global Growth and Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$16,289	$31,541	$47,830	$10,516	$7,109	$17,625
Class 1A*	28	53	81	2	—	2
Class 2	40,436	90,173	130,609	30,799	26,178	56,977
Class 4	2,682	5,789	8,471	1,478	405	1,883
Total	$59,435	$127,556	$186,991	$42,795	$33,692	$76,487

174	American Funds Insurance Series

Growth-Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$341,172	$1,049,641	$1,390,813	$250,221	$884,958	$1,135,179
Class 1A*	124	344	468	24	16	40
Class 2	241,470	886,942	1,128,412	195,450	853,292	1,048,742
Class 3	2,907	10,337	13,244	2,421	10,140	12,561
Class 4	15,471	58,501	73,972	9,973	36,513	46,486
Total	$601,144	$2,005,765	$2,606,909	$458,089	$1,784,919	$2,243,008

International Growth and Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$28,476	$—	$28,476	$25,860	$—	$25,860
Class 1A*	44	—	44	14	—	14
Class 2	5,865	—	5,865	5,714	—	5,714
Class 4	1,597	—	1,597	1,184	—	1,184
Total	$35,982	$—	$35,982	$32,772	$—	$32,772

Capital Income Builder

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$9,421	$617	$10,038	$6,303	$—	$6,303
Class 1A*	66	3	69	8	—	8
Class 2	90	6	96	23	—	23
Class 4	9,550	762	10,312	7,676	—	7,676
Total	$19,127	$1,388	$20,515	$14,010	$—	$14,010

Asset Allocation Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$386,982	$666,856	$1,053,838	$287,347	$666,425	$953,772
Class 1A*	147	263	410	50	70	120
Class 2	103,332	210,133	313,465	84,847	241,077	325,924
Class 3	686	1,413	2,099	601	1,646	2,247
Class 4	69,096	148,867	217,963	47,458	145,207	192,665
Total	$560,243	$1,027,532	$1,587,775	$420,303	$1,054,425	$1,474,728

See end of tables for footnotes.

American Funds Insurance Series	175

Global Balanced Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$1,808	$1,346	$3,154	$1,298		$2,309		$3,607
Class 1A*	30	25	55	3		5		8
Class 2	2,555	2,290	4,845	2,516		5,414		7,930
Class 4	804	842	1,646	582		1,195		1,777
Total	$5,197	$4,503	$9,700	$4,399		$8,923		$13,322

Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$156,337	$8,915	$165,252	$211,473		$25,594		$237,067
Class 1A*	76	4	80	19		1		20
Class 2	88,266	5,217	93,483	119,175		15,280		134,455
Class 4	8,153	453	8,606	5,958		441		6,399
Total	$252,832	$14,589	$267,421	$336,625		$41,316		$377,941

Global Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$25,210	$3,256	$28,466	$14,181		$103		$14,284
Class 1A*	9	1	10	—	†	—	†	—	†
Class 2	23,308	3,412	26,720	11,033		99		11,132
Class 4	816	118	934	196		1		197
Total	$49,343	$6,787	$56,130	$25,410		$203		$25,613

High-Income Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$34,114	$—	$34,114	$43,976		$—		$43,976
Class 1A*	40	—	40	12		—		12
Class 2	43,382	—	43,382	51,640		—		51,640
Class 3	664	—	664	805		—		805
Class 4	1,733	—	1,733	1,981		—		1,981
Total	$79,933	$—	$79,933	$98,414		$—		$98,414

Mortgage Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$4,938	$—	$4,938	$5,106		$1,186		$6,292
Class 1A*	15	—	15	2		—	†	2
Class 2	1,128	—	1,128	1,025		262		1,287
Class 4	424	—	424	165		39		204
Total	$6,505	$—	$6,505	$6,298		$1,487		$7,785

176	American Funds Insurance Series

Ultra-Short Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$561	$—	$561	$184	$—	$184
Class 1A*	—	—	—	—	—	—
Class 2	2,762	—	2,762	697	—	697
Class 3	41	—	41	15	—	15
Class 4	153	—	153	10	—	10
Total	$3,517	$—	$3,517	$906	$—	$906

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$29,881	$—	$29,881	$23,690	$—	$23,690
Class 1A*	29	—	29	1	—	1
Class 2	24,431	—	24,431	19,498	—	19,498
Class 3	165	—	165	141	—	141
Class 4	1,313	—	1,313	663	—	663
Total	$55,819	$—	$55,819	$43,993	$—	$43,993

Managed Risk Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$14	$135	$149	$7	$22	$29
Class P2	1,397	20,395	21,792	727	4,120	4,847
Total	$1,411	$20,530	$21,941	$734	$4,142	$4,876

Managed Risk International Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$8	$1	$9	$1	$1	$2
Class P2	2,681	738	3,419	899	1,402	2,301
Total	$2,689	$739	$3,428	$900	$1,403	$2,303

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$15	$7	$22	$4	$3	$7
Class P2	11,391	12,112	23,503	5,157	5,565	10,722
Total	$11,406	$12,119	$23,525	$5,161	$5,568	$10,729

See end of tables for footnotes.

American Funds Insurance Series	177

Managed Risk Growth-Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$42	$122	$164	$19	$73	$92
Class P2	2,374	9,814	12,188	1,848	7,653	9,501
Total	$2,416	$9,936	$12,352	$1,867	$7,726	$9,593

Managed Risk Asset Allocation Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$31,787	$66,960	$98,747	$11,453	$13,811	$25,264
Class P2	36,816	107,405	144,221	20,269	24,931	45,200
Total	$68,603	$174,365	$242,968	$31,722	$38,742	$70,464

*	Class 1A shares began investment operations on January 6, 2017.
†	Amount less than one thousand.

178	American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On December 4, 2017, the series board of trustees approved amended agreements effective February 1, 2018, decreasing the annual rate to 0.580% on daily net assets in excess of $4 billion for New World Fund, decreasing the annual rate to 0.350% on daily net assets in excess of $10.5 billion for Blue Chip Income and Growth Fund, and decreasing the annual rate to 0.320% on daily net assets in excess of $13 billion for Bond Fund. During the year ended December 31, 2018, CRMC voluntarily reduced the investment advisory services fees to a proposed rate of 0.500% on daily net assets in excess of $1.5 billion for International Growth and Income Fund and a proposed rate of 0.450% and 0.410% on daily net assets in excess of $600 million and $1 billion, respectively, for Capital Income Builder. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2018, total investment advisory services fees waived by CRMC were $2,789,000.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

					For the	For the
			Net asset level		year ended	year ended
	Rates		(in billions)		December 31,	December 31,
	Beginning	Ending		In excess	2018,	2018,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.516%	.516%
Global Small Capitalization Fund	.800	.635	.6	5.0	.696	.696
Growth Fund	.500	.280	.6	34.0	.323	.323
International Fund	.690	.430	.5	21.0	.492	.492
New World Fund	.850	.580	.5	4.0	.701	.701
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.389	.389
Global Growth and Income Fund	.690	.480	.6	3.0	.593	.593
Growth-Income Fund	.500	.219	.6	34.0	.258	.258
International Growth and Income Fund	.690	.530	.5	1.0	.606	.606
Capital Income Builder	.500		all		.500	.496
Asset Allocation Fund	.500	.240	.6	21.0	.266	.266
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.363	.363
Global Bond Fund	.570	.450	1.0	3.0	.531	.531
High-Income Bond Fund	.500	.420	.6	2.0	.472	.472
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.339	.339
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

American Funds Insurance Series	179

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investors. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the series and CRMC provides each fund, other than the managed risk funds, the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently all share classes pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above). For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$211
Class 1A	$—	$10	—	*
Class 2	9,707	Not applicable	388
Class 4	623	623	25
Total class-specific expenses	$10,330	$633	$624

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$164
Class 1A	$—	$1	—	*
Class 2	6,093	Not applicable	244
Class 4	366	366	15
Total class-specific expenses	$6,459	$367	$423

180	American Funds Insurance Series

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$864
Class 1A	$—	$17	1
Class 2	39,441	Not applicable	1,578
Class 3	386	Not applicable	21
Class 4	2,733	2,733	109
Total class-specific expenses	$42,560	$2,750	$2,573

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$510
Class 1A	$—	$10	—	*
Class 2	10,932	Not applicable	437
Class 3	52	Not applicable	3
Class 4	780	780	31
Total class-specific expenses	$11,764	$790	$981

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$196
Class 1A	$—	$4	—	*
Class 2	2,430	Not applicable	97
Class 4	1,159	1,160	46
Total class-specific expenses	$3,589	$1,164	$339

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$544
Class 1A	$—	$6	—	*
Class 2	8,330	Not applicable	333
Class 4	788	788	32
Total class-specific expenses	$9,118	$794	$909

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$51
Class 1A	$—	$2	—	*
Class 2	3,617	Not applicable	145
Class 4	231	231	9
Total class-specific expenses	$3,848	$233	$205

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,657
Class 1A	$—	$13	1
Class 2	34,335	Not applicable	1,373
Class 3	292	Not applicable	16
Class 4	2,287	2,287	92
Total class-specific expenses	$36,914	$2,300	$3,139

International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$112
Class 1A	$—	$5	—	*
Class 2	662	Not applicable	27
Class 4	178	178	7
Total class-specific expenses	$840	$183	$146

Capital Income Builder

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$29
Class 1A	$—	$6	—	*
Class 2	7	Not applicable	1
Class 4	878	878	35
Total class-specific expenses	$885	$884	$65

See end of tables for footnotes.

American Funds Insurance Series	181

Asset Allocation Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,688
Class 1A	$—	$15	1
Class 2	13,103	Not applicable	524
Class 3	63	Not applicable	3
Class 4	9,339	9,339	374
Total class-specific expenses	$22,505	$9,354	$2,590

Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$11
Class 1A	$—	$3	—	*
Class 2	516	Not applicable	21
Class 4	164	164	6
Total class-specific expenses	$680	$167	$38

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$628
Class 1A	$—	$6	—	*
Class 2	9,391	Not applicable	376
Class 4	829	829	33
Total class-specific expenses	$10,220	$835	$1,037

Global Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$112
Class 1A	$—	$1	—	*
Class 2	2,805	Not applicable	112
Class 4	96	96	4
Total class-specific expenses	$2,901	$97	$228

High-Income Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$59
Class 1A	$—	$1	—	*
Class 2	1,847	Not applicable	74
Class 3	21	Not applicable	1
Class 4	85	85	3
Total class-specific expenses	$1,953	$86	$137

Mortgage Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$25
Class 1A	$—	$1	—	*
Class 2	151	Not applicable	6
Class 4	40	41	1
Total class-specific expenses	$191	$42	$32

Ultra-Short Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$4
Class 1A	$—	$—	—	*
Class 2	599	Not applicable	24
Class 3	7	Not applicable	—	*
Class 4	37	37	2
Total class-specific expenses	$643	$37	$30

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$151
Class 1A	$—	$2	—	*
Class 2	3,520	Not applicable	141
Class 3	17	Not applicable	1
Class 4	169	169	7
Total class-specific expenses	$3,706	$171	$300

182	American Funds Insurance Series

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$6
Class P2	$803	803
Total class-specific expenses	$803	$809

Managed Risk International Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$ —*
Class P2	$389	389
Total class-specific expenses	$389	$389

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$ —*
Class P2	$883	883
Total class-specific expenses	$883	$883

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$167
Class P2	$564	564
Total class-specific expenses	$564	$731

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$4,153
Class P2	$6,862	6,862
Total class-specific expenses	$6,862	$11,015

*	Amount less than one thousand.

American Funds Insurance Series	183

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$36	$1		$37
Global Small Capitalization Fund	24	1		25
Growth Fund	145	5		150
International Fund	56	2		58
New World Fund	19	1		20
Blue Chip Income and Growth Fund	51	2		53
Global Growth and Income Fund	12	—	*	12
Growth-Income Fund	176	6		182
International Growth and Income Fund	8	—	*	8
Capital Income Builder	3	—	*	3
Asset Allocation Fund	146	4		150
Global Balanced Fund	2	—	*	2
Bond Fund	59	2		61
Global Bond Fund	13	—	*	13
High-Income Bond Fund	8	—	*	8
Mortgage Fund	2	—	*	2
Ultra-Short Bond Fund	2	—	*	2
U.S. Government/AAA-Rated Securities Fund	17	1		18
Managed Risk Growth Fund	2	—	*	2
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	2	—	*	2
Managed Risk Growth-Income Fund	1	—	*	1
Managed Risk Asset Allocation Fund	25	1		26

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Other expenses — The amounts of $(18,000), $(9,000) and $(1,637,000) for other expenses for Managed Risk International Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, respectively, are due to over accruals of prior year expenses.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

184	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds as of December 31, 2018 (dollars in thousands):

Fund	Purchases	Sales
Global Growth Fund	$ 34,488	$ 66,699
Global Small Capitalization Fund	27,363	116,375
Growth Fund	477,334	479,509
International Fund	147,908	108,039
New World Fund	33,742	113,253
Blue Chip Income and Growth Fund	110,841	190,265
Global Growth and Income Fund	19,946	54,312
Growth-Income Fund	391,036	317,478
International Growth and Income Fund	32,881	5,821
Capital Income Builder	8,337	2,999
Asset Allocation Fund	168,410	394,146
Global Balanced Fund	3,988	1,162
Bond Fund	45,398	583,734
Global Bond Fund	4,043	9,876
High-Income Bond Fund	22,019	22,312
Mortgage Fund	—	—
Ultra-Short Bond Fund	—	—
U.S. Government/AAA-Rated Securities Fund	—	—
Managed Risk Growth Fund	—	—
Managed Risk International Fund	—	—
Managed Risk Blue Chip Income and Growth Fund	—	—
Managed Risk Growth-Income Fund	—	—
Managed Risk Asset Allocation Fund	—	—

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2018.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$318,393	10,738	$163,496	5,459	$(199,573)	(6,616)	$282,316	9,581
Class 1A	4,760	162	320	11	(1,942)	(64)	3,138	109
Class 2	71,745	2,511	292,561	9,830	(465,838)	(15,407)	(101,532)	(3,066)
Class 4	94,068	3,163	18,437	622	(28,678)	(983)	83,827	2,802
Total net increase (decrease)	$488,966	16,574	$474,814	15,922	$(696,031)	(23,070)	$267,749	9,426

Year ended December 31, 2017

Class 1	$202,598	7,210	$72,128	2,554	$(331,323)	(11,655)	$(56,597)	(1,891)
Class 1A2	2,333	80	31	1	(125)	(4)	2,239	77
Class 2	55,435	2,042	139,728	5,015	(563,057)	(20,391)	(367,894)	(13,334)
Class 4	92,931	3,271	4,951	178	(11,055)	(400)	86,827	3,049
Total net increase (decrease)	$353,297	12,603	$216,838	7,748	$(905,560)	(32,450)	$(335,425)	(12,099)

See end of tables for footnotes.

American Funds Insurance Series	185

Global Small Capitalization Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$138,128	5,551	$76,990	2,920		$(160,148)	(6,253)	$54,970	2,218
Class 1A	318	12	16	1		(110)	(5)	224	8
Class 2	47,093	2,015	112,331	4,349		(309,646)	(12,397)	(150,222)	(6,033)
Class 4	56,525	2,282	6,491	249		(17,067)	(693)	45,949	1,838
Total net increase (decrease)	$242,064	9,860	$195,828	7,519		$(486,971)	(19,348)	$(49,079)	(1,969)

Year ended December 31, 2017

Class 1	$128,448	5,651	$10,108	429		$(396,272)	(17,174)	$(257,716)	(11,094)
Class 1A2	169	8	1	—	[3]	— [3]	— [3]	170	8
Class 2	27,876	1,267	10,597	472		(343,593)	(15,314)	(305,120)	(13,575)
Class 4	73,197	3,126	270	12		(5,899)	(258)	67,568	2,880
Total net increase (decrease)	$229,690	10,052	$20,976	913		$(745,764)	(32,746)	$(495,098)	(21,781)

Growth Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$1,574,676	19,928	$879,237	11,221		$(1,126,624)	(14,082)	$1,327,289	17,067
Class 1A	8,204	103	710	9		(563)	(7)	8,351	105
Class 2	292,909	3,756	1,633,088	20,970		(2,436,432)	(30,703)	(510,435)	(5,977)
Class 3	1,809	22	21,971	279		(27,844)	(348)	(4,064)	(47)
Class 4	274,892	3,534	110,941	1,441		(135,865)	(1,758)	249,968	3,217
Total net increase (decrease)	$2,152,490	27,343	$2,645,947	33,920		$(3,727,328)	(46,898)	$1,071,109	14,365

Year ended December 31, 2017

Class 1	$505,734	6,906	$786,807	11,094		$(1,258,545)	(16,930)	$33,996	1,070
Class 1A2	2,708	36	78	1		(94)	(1)	2,692	36
Class 2	206,092	2,819	1,520,175	21,621		(2,205,078)	(30,135)	(478,811)	(5,695)
Class 3	468	6	20,085	282		(21,851)	(295)	(1,298)	(7)
Class 4	407,312	5,509	58,020	832		(56,254)	(776)	409,078	5,565
Total net increase (decrease)	$1,122,314	15,276	$2,385,165	33,830		$(3,541,822)	(48,137)	$(34,343)	969

186	American Funds Insurance Series

International Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$987,191	47,885	$339,738	16,682		$(479,241)	(23,102)	$847,688	41,465
Class 1A	4,302	204	296	14		(269)	(14)	4,329	204
Class 2	481,518	22,952	283,963	13,909		(441,465)	(21,109)	324,016	15,752
Class 3	506	23	1,857	91		(4,389)	(209)	(2,026)	(95)
Class 4	96,985	4,701	20,021	990		(45,627)	(2,234)	71,379	3,457
Total net increase (decrease)	$1,570,502	75,765	$645,875	31,686		$(970,991)	(46,668)	$1,245,386	60,783

Year ended December 31, 2017

Class 1	$760,186	38,348	$119,937	5,881		$(613,463)	(30,471)	$266,660	13,758
Class 1A2	1,638	80	20	1		(119)	(5)	1,539	76
Class 2	174,876	8,941	100,155	4,954		(605,647)	(30,845)	(330,616)	(16,950)
Class 3	274	13	726	36		(3,886)	(197)	(2,886)	(148)
Class 4	209,217	10,089	4,092	200		(14,987)	(752)	198,322	9,537
Total net increase (decrease)	$1,146,191	57,471	$224,930	11,072		$(1,238,102)	(62,270)	$133,019	6,273

New World Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$169,684	6,947	$75,282	3,139		$(240,756)	(10,008)	$4,210	78
Class 1A	2,616	108	73	3		(572)	(24)	2,117	87
Class 2	70,536	2,954	34,787	1,456		(144,167)	(5,934)	(38,844)	(1,524)
Class 4	140,212	5,922	16,079	674		(31,201)	(1,315)	125,090	5,281
Total net increase (decrease)	$383,048	15,931	$126,221	5,272		$(416,696)	(17,281)	$92,573	3,922

Year ended December 31, 2017

Class 1	$280,518	12,105	$21,909	893		$(475,480)	(20,394)	$(173,053)	(7,396)
Class 1A2	629	27	6	—	[3]	(13)	(1)	622	26
Class 2	143,361	6,559	9,149	376		(254,737)	(11,445)	(102,227)	(4,510)
Class 4	127,556	5,560	3,016	124		(20,431)	(895)	110,141	4,789
Total net increase (decrease)	$552,064	24,251	$34,080	1,393		$(750,661)	(32,735)	$(164,517)	(7,091)

See end of tables for footnotes.

American Funds Insurance Series	187

Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$189,059	13,527	$528,528	38,135		$(524,399)	(36,270)	$193,188	15,392
Class 1A	2,957	203	254	19		(106)	(8)	3,105	214
Class 2	34,615	2,528	320,676	23,381		(472,476)	(32,985)	(117,185)	(7,076)
Class 4	190,787	13,641	29,968	2,200		(33,879)	(2,399)	186,876	13,442
Total net increase (decrease)	$417,418	29,899	$879,426	63,735		$(1,030,860)	(71,662)	$265,984	21,972

Year ended December 31, 2017

Class 1	$458,480	32,688	$309,238	21,989		$(834,928)	(58,499)	$(67,210)	(3,822)
Class 1A2	593	42	17	1		(15)	(1)	595	42
Class 2	34,639	2,502	195,693	14,095		(439,009)	(31,376)	(208,677)	(14,779)
Class 4	129,429	9,259	10,522	756		(43,213)	(3,132)	96,738	6,883
Total net increase (decrease)	$623,141	44,491	$515,470	36,841		$(1,317,165)	(93,008)	$(178,554)	(11,676)

Global Growth and Income Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$105,981	7,092	$45,562	3,107		$(46,619)	(3,060)	$104,924	7,139
Class 1A	951	60	81	6		(40)	(2)	992	64
Class 2	27,421	1,842	130,608	8,898		(208,022)	(13,672)	(49,993)	(2,932)
Class 4	42,459	2,827	8,471	586		(16,633)	(1,102)	34,297	2,311
Total net increase (decrease)	$176,812	11,821	$184,722	12,597		$(271,314)	(17,836)	$90,220	6,582

Year ended December 31, 2017

Class 1	$133,943	8,899	$16,607	1,095		$(345,498)	(23,190)	$(194,948)	(13,196)
Class 1A2	125	8	3	—	[3]	(3)	— [3]	125	8
Class 2	25,134	1,709	56,976	3,780		(236,596)	(16,119)	(154,486)	(10,630)
Class 4	63,660	4,175	1,883	123		(6,203)	(417)	59,340	3,881
Total net increase (decrease)	$222,862	14,791	$75,469	4,998		$(588,300)	(39,726)	$(289,969)	(19,937)

Growth-Income Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$2,594,038	53,950	$1,388,000	27,742		$(1,325,537)	(25,872)	$2,656,501	55,820
Class 1A	5,817	114	467	10		(933)	(18)	5,351	106
Class 2	128,833	2,587	1,128,412	22,770		(1,901,203)	(37,514)	(643,958)	(12,157)
Class 3	1,014	20	13,244	264		(26,871)	(525)	(12,613)	(241)
Class 4	193,427	3,881	73,971	1,507		(97,541)	(1,958)	169,857	3,430
Total net increase (decrease)	$2,923,129	60,552	$2,604,094	52,293		$(3,352,085)	(65,887)	$2,175,138	46,958

Year ended December 31, 2017

Class 1	$1,521,886	32,100	$1,132,034	24,392		$(1,241,004)	(26,012)	$1,412,916	30,480
Class 1A2	2,070	43	40	1		(24)	(1)	2,086	43
Class 2	120,223	2,558	1,048,742	22,899		(1,761,342)	(37,375)	(592,377)	(11,918)
Class 3	473	10	12,561	271		(21,746)	(457)	(8,712)	(176)
Class 4	267,835	5,641	46,486	1,020		(56,983)	(1,217)	257,338	5,444
Total net increase (decrease)	$1,912,487	40,352	$2,239,863	48,583		$(3,081,099)	(65,062)	$1,071,251	23,873

188	American Funds Insurance Series

International Growth and Income Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$102,396	5,829	$28,476	1,796	$(62,238)	(3,472)	$68,634	4,153
Class 1A	276	16	44	3	(453)	(27)	(133)	(8)
Class 2	13,046	753	5,865	371	(28,666)	(1,702)	(9,755)	(578)
Class 4	29,607	1,717	1,597	101	(12,831)	(752)	18,373	1,066
Total net increase (decrease)	$145,325	8,315	$35,982	2,271	$(104,188)	(5,953)	$77,119	4,633

Year ended December 31, 2017

Class 1	$186,307	11,140	$25,860	1,487	$(101,536)	(6,072)	$110,631	6,555
Class 1A2	2,100	121	14	1	(1)	— [3]	2,113	122
Class 2	8,391	510	5,714	329	(34,542)	(2,118)	(20,437)	(1,279)
Class 4	19,465	1,164	1,184	69	(3,332)	(202)	17,317	1,031
Total net increase (decrease)	$216,263	12,935	$32,772	1,886	$(139,411)	(8,392)	$109,624	6,429

Capital Income Builder

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$96,466	9,624	$10,037	1,010	$(12,240)	(1,241)	$94,263	9,393
Class 1A	2,709	270	70	7	(761)	(77)	2,018	200
Class 2	2,658	264	96	10	(180)	(18)	2,574	256
Class 4	66,457	6,627	10,312	1,037	(25,636)	(2,556)	51,133	5,108
Total net increase (decrease)	$168,290	16,785	$20,515	2,064	$(38,817)	(3,892)	$149,988	14,957

Year ended December 31, 2017

Class 1	$84,130	8,355	$6,303	622	$(9,923)	(984)	$80,510	7,993
Class 1A2	1,245	122	8	1	(365)	(36)	888	87
Class 2	1,371	136	23	2	(122)	(12)	1,272	126
Class 4	66,028	6,590	7,676	760	(19,222)	(1,922)	54,482	5,428
Total net increase (decrease)	$152,774	15,203	$14,010	1,385	$(29,632)	(2,954)	$137,152	13,634

See end of tables for footnotes.

American Funds Insurance Series	189

Asset Allocation Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$1,402,434	60,588	$1,053,838	46,034	$(2,607,246)	(117,896)	$(150,974)	(11,274)
Class 1A	3,797	162	411	18	(678)	(30)	3,530	150
Class 2	89,621	3,865	313,464	13,808	(682,422)	(29,567)	(279,337)	(11,894)
Class 3	897	38	2,098	91	(7,614)	(325)	(4,619)	(196)
Class 4	380,567	16,509	217,964	9,642	(180,958)	(7,998)	417,573	18,153
Total net increase (decrease)	$1,877,316	81,162	$1,587,775	69,593	$(3,478,918)	(155,816)	$(13,827)	(5,061)

Year ended December 31, 2017

Class 1	$1,929,702	84,102	$953,771	41,982	$(641,572)	(27,828)	$2,241,901	98,256
Class 1A2	4,261	184	121	5	(253)	(11)	4,129	178
Class 2	109,962	4,876	325,924	14,513	(579,020)	(25,433)	(143,134)	(6,044)
Class 3	1,400	61	2,246	99	(4,469)	(195)	(823)	(35)
Class 4	408,549	18,017	192,666	8,617	(159,354)	(7,104)	441,861	19,530
Total net increase (decrease)	$2,453,874	107,240	$1,474,728	65,216	$(1,384,668)	(60,571)	$2,543,934	111,885

Global Balanced Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$24,581	1,901	$3,154	265	$(847)	(66)	$26,888	2,100
Class 1A	2,209	171	56	5	(292)	(24)	1,973	152
Class 2	11,812	914	4,844	408	(24,153)	(1,905)	(7,497)	(583)
Class 4	35,652	2,821	1,646	140	(12,396)	(987)	24,902	1,974
Total net increase (decrease)	$74,254	5,807	$9,700	818	$(37,688)	(2,982)	$46,266	3,643

Year ended December 31, 2017

Class 1	$22,241	1,783	$3,607	285	$(6,039)	(501)	$19,809	1,567
Class 1A2	244	19	9	1	— [3]	— [3]	253	20
Class 2	16,382	1,346	7,928	628	(20,169)	(1,671)	4,141	303
Class 4	39,763	3,218	1,778	142	(2,261)	(182)	39,280	3,178
Total net increase (decrease)	$78,630	6,366	$13,322	1,056	$(28,469)	(2,354)	$63,483	5,068

Bond Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$856,250	80,879	$164,110	15,776	$(1,296,873)	(122,086)	$(276,513)	(25,431)
Class 1A	2,864	271	80	8	(674)	(64)	2,270	215
Class 2	107,831	10,281	93,483	9,101	(518,189)	(49,721)	(316,875)	(30,339)
Class 4	118,851	11,386	8,606	839	(47,758)	(4,587)	79,699	7,638
Total net increase (decrease)	$1,085,796	102,817	$266,279	25,724	$(1,863,494)	(176,458)	$(511,419)	(47,917)

Year ended December 31, 2017

Class 1	$967,669	88,718	$235,240	21,678	$(1,624,503)	(147,887)	$(421,594)	(37,491)
Class 1A2	1,338	122	21	2	(272)	(25)	1,087	99
Class 2	138,965	12,898	134,455	12,545	(273,010)	(25,301)	410	142
Class 4	212,848	19,725	6,398	597	(22,490)	(2,080)	196,756	18,242
Total net increase (decrease)	$1,320,820	121,463	$376,114	34,822	$(1,920,275)	(175,293)	$(223,341)	(19,008)

190	American Funds Insurance Series

Global Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$126,990	10,666	$28,466		2,515		$(375,280)	(31,456)	$(219,824)	(18,275)
Class 1A	575	49	10		1		(241)	(21)	344	29
Class 2	41,190	3,507	26,720		2,377		(156,625)	(13,571)	(88,715)	(7,687)
Class 4	28,055	2,394	934		84		(17,922)	(1,548)	11,067	930
Total net increase (decrease)	$196,810	16,616	$56,130		4,977		$(550,068)	(46,596)	$(297,128)	(25,003)

Year ended December 31, 2017

Class 1	$177,200	15,155	$14,284		1,210		$(100,697)	(8,588)	$90,787	7,777
Class 1A2	74	6	—	[3]	—	[3]	— [3]	— [3]	74	6
Class 2	45,841	3,978	11,132		952		(79,734)	(6,868)	(22,761)	(1,938)
Class 4	20,651	1,777	197		17		(2,949)	(255)	17,899	1,539
Total net increase (decrease)	$243,766	20,916	$25,613		2,179		$(183,380)	(15,711)	$85,999	7,384

High-Income Bond Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$15,126	1,484	$34,114	3,526	$(136,193)	(13,306)	$(86,953)	(8,296)
Class 1A	621	61	40	5	(365)	(36)	296	30
Class 2	12,354	1,231	43,383	4,563	(111,276)	(11,157)	(55,539)	(5,363)
Class 3	1,837	179	664	68	(4,223)	(418)	(1,722)	(171)
Class 4	51,449	4,747	1,733	168	(53,384)	(4,942)	(202)	(27)
Total net increase (decrease)	$81,387	7,702	$79,934	8,330	$(305,441)	(29,859)	$(144,120)	(13,827)

Year ended December 31, 2017

Class 1	$43,584	4,162	$43,816	4,273	$(422,269)	(39,685)	$(334,869)	(31,250)
Class 1A2	400	39	12	1	(7)	(1)	405	39
Class 2	15,931	1,540	51,640	5,121	(92,969)	(8,946)	(25,398)	(2,285)
Class 3	397	38	805	78	(1,921)	(181)	(719)	(65)
Class 4	84,996	7,657	1,981	182	(72,820)	(6,577)	14,157	1,262
Total net increase (decrease)	$145,308	13,436	$98,254	9,655	$(589,986)	(55,390)	$(346,424)	(32,299)

See end of tables for footnotes.

American Funds Insurance Series	191

Mortgage Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$17,819	1,730	$4,658		457		$(74,088)	(7,185)	$(51,611)	(4,998)
Class 1A	732	71	15		2		(111)	(11)	636	62
Class 2	4,682	456	1,128		111		(10,509)	(1,023)	(4,699)	(456)
Class 4	14,315	1,403	424		41		(2,626)	(257)	12,113	1,187
Total net increase (decrease)	$37,548	3,660	$6,225		611		$(87,334)	(8,476)	$(43,561)	(4,205)

Year ended December 31, 2017

Class 1	$52,151	4,904	$5,982		566		$(59,926)	(5,621)	$(1,793)	(151)
Class 1A2	109	10	2		—	[3]	(6)	— [3]	105	10
Class 2	7,132	672	1,287		122		(8,011)	(755)	408	39
Class 4	8,522	808	204		20		(4,876)	(462)	3,850	366
Total net increase (decrease)	$67,914	6,394	$7,475		708		$(72,819)	(6,838)	$2,570	264

Ultra-Short Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$25,371	2,233	$561		50		$(26,198)	(2,310)	$(266)	(27)
Class 1A	—	—	—	[3]	—	[3]	—	—	— [3]	— [3]
Class 2	103,165	9,332	2,762		250		(107,692)	(9,741)	(1,765)	(159)
Class 3	4,222	378	42		4		(3,944)	(353)	320	29
Class 4	16,908	1,513	153		14		(14,303)	(1,281)	2,758	246
Total net increase (decrease)	$149,666	13,456	$3,518		318		$(152,137)	(13,685)	$1,047	89

Year ended December 31, 2017

Class 1	$14,832	1,312	$184		16		$(15,478)	(1,371)	$(462)	(43)
Class 1A2	10	1	—	[3]	—	[3]	—	—	10	1
Class 2	62,145	5,646	697		63		(111,628)	(10,146)	(48,786)	(4,437)
Class 3	1,448	130	15		2		(1,233)	(111)	230	21
Class 4	16,767	1,507	10		1		(14,407)	(1,294)	2,370	214
Total net increase (decrease)	$95,202	8,596	$906		82		$(142,746)	(12,922)	$(46,638)	(4,244)

192	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$67,360	5,655	$29,446	2,499		$(191,451)	(16,111)	$(94,645)	(7,957)
Class 1A	1,389	118	28	2		(214)	(18)	1,203	102
Class 2	43,398	3,680	24,431	2,094		(200,280)	(17,045)	(132,451)	(11,271)
Class 3	628	53	165	14		(1,997)	(168)	(1,204)	(101)
Class 4	45,391	3,857	1,313	113		(17,387)	(1,474)	29,317	2,496
Total net increase (decrease)	$158,166	13,363	$55,383	4,722		$(411,329)	(34,816)	$(197,780)	(16,731)

Year ended December 31, 2017

Class 1	$291,253	23,702	$23,401	1,927		$(226,514)	(18,425)	$88,140	7,204
Class 1A2	1,016	83	2	—	[3]	(714)	(58)	304	25
Class 2	49,410	4,091	19,498	1,621		(103,407)	(8,550)	(34,499)	(2,838)
Class 3	1,050	86	141	12		(1,501)	(123)	(310)	(25)
Class 4	27,872	2,299	663	55		(23,884)	(1,976)	4,651	378
Total net increase (decrease)	$370,601	30,261	$43,705	3,615		$(356,020)	(29,132)	$58,286	4,744

Managed Risk Growth Fund

	Sales[1]		Reinvestment of distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class P1	$1,861	140	$150	11		$(596)	(45)	$1,415	106
Class P2	79,190	6,025	21,792	1,658		(21,197)	(1,594)	79,785	6,089
Total net increase (decrease)	$81,051	6,165	$21,942	1,669		$(21,793)	(1,639)	$81,200	6,195

Year ended December 31, 2017

Class P1	$836	70	$29	2		$(230)	(19)	$635	53
Class P2	46,748	3,893	4,847	408		(16,010)	(1,330)	35,585	2,971
Total net increase (decrease)	$47,584	3,963	$4,876	410		$(16,240)	(1,349)	$36,220	3,024

Managed Risk International Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class P1	$321	30	$9	1		$(44)	(4)	$286	27
Class P2	33,085	3,040	3,419	323		(13,533)	(1,240)	22,971	2,123
Total net increase (decrease)	$33,406	3,070	$3,428	324		$(13,577)	(1,244)	$23,257	2,150

Year ended December 31, 2017

Class P1	$130	14	$2	—	[3]	$(166)	(17)	$(34)	(3)
Class P2	30,462	3,002	2,301	230		(9,880)	(967)	22,883	2,265
Total net increase (decrease)	$30,592	3,016	$2,303	230		$(10,046)	(984)	$22,849	2,262

See end of tables for footnotes.

American Funds Insurance Series	193

Managed Risk Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class P1	$358	29	$22	2	$(43)	(4)	$337	27
Class P2	31,213	2,567	23,504	1,964	(35,759)	(2,843)	18,958	1,688
Total net increase (decrease)	$31,571	2,596	$23,526	1,966	$(35,802)	(2,847)	$19,295	1,715

Year ended December 31, 2017

Class P1	$59	5	$7	1	$(136)	(11)	$(70)	(5)
Class P2	83,072	6,949	10,722	898	(56,067)	(4,624)	37,727	3,223
Total net increase (decrease)	$83,131	6,954	$10,729	899	$(56,203)	(4,635)	$37,657	3,218

Managed Risk Growth-Income Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class P1	$1,696,532	144,131	$164	13	$(30,979)	(2,639)	$1,665,717	141,505
Class P2	45,914	3,658	12,188	977	(16,805)	(1,320)	41,297	3,315
Total net increase (decrease)	$1,742,446	147,789	$12,352	990	$(47,784)	(3,959)	$1,707,014	144,820

Year ended December 31, 2017

Class P1	$1,093	92	$92	8	$(154)	(13)	$1,031	87
Class P2	27,997	2,382	9,501	835	(15,095)	(1,278)	22,403	1,939
Total net increase (decrease)	$29,090	2,474	$9,593	843	$(15,249)	(1,291)	$23,434	2,026

Managed Risk Asset Allocation Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class P1	$158,125	11,883	$98,747	7,599	$(1,735,518)	(141,232)	$(1,478,646)	(121,750)
Class P2	122,897	9,265	144,221	11,089	(250,843)	(19,040)	16,275	1,314
Total net increase (decrease)	$281,022	21,148	$242,968	18,688	$(1,986,361)	(160,272)	$(1,462,371)	(120,436)

Year ended December 31, 2017

Class P1	$264,545	20,631	$25,264	1,986	$(25,397)	(1,973)	$264,412	20,644
Class P2	253,137	19,936	45,200	3,559	(153,999)	(11,957)	144,338	11,538
Total net increase (decrease)	$517,682	40,567	$70,464	5,545	$(179,396)	(13,930)	$408,750	32,182

[1]	Includes exchanges between share classes of the fund.
[2]	Class 1A shares began investment operations on January 6, 2017.
[3]	Amount less than one thousand.

194	American Funds Insurance Series

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2018 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,467,874	$1,662,024	$8,417,701	$3,211,601	$1,739,953	$4,319,816
Sales of investment securities*	1,724,252	2,030,293	9,996,481	2,598,799	2,109,957	4,791,714
Non-U.S. taxes (refunded) paid on interest income	—	—	—	—	43	—
Non-U.S. taxes (refunded) paid on realized gains	—	12	—	(45)	112	—
Non-U.S. taxes provided on unrealized gains	746	931	—	3,872	684	—
Dividend income from affiliated issuers	—	437	—	—	—	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$956,577	$11,487,304	$556,700	$605,766	$18,403,385	$204,201
Sales of investment securities*	1,040,568	12,435,378	512,739	476,357	19,811,470	172,949
Non-U.S. taxes (refunded) paid on interest income	—	—	(8)	—	—	17
Non-U.S. taxes (refunded) paid on realized gains	3	—	6	—	—	23
Non-U.S. taxes provided on unrealized gains	—	—	271	—	126	27
Dividend income from affiliated issuers	—	3,182	—	—	562	—
Interest income from affiliated issuers	—	—	—	—	2,196	—

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$44,757,939	$2,355,671	$880,471	$2,407,428	$—	$11,220,878
Sales of investment securities*	45,098,034	2,481,042	976,663	2,426,692	—	11,103,888
Non-U.S. taxes (refunded) paid on interest income	7	396	(2)	—	—	—
Non-U.S. taxes (refunded) paid on realized gains	(196)	578	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	368	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$109,572	$39,805	$64,381	$1,669,137	$504,021
Sales of investment securities*	21,960	11,908	38,201	47,528	1,854,151
Dividend income from affiliated issuers	3,340	3,202	7,264	4,163	80,687

*	Excludes short-term securities and U.S. government obligations, if any.

11. Ownership concentration

At December 31, 2018, American Funds Insurance Series - Portfolio Series Managed Risk Growth and Income Portfolio held 36% and 11% of the outstanding shares of Capital Income Builder and Global Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series Managed Risk Global Allocation Portfolio and Managed Risk Asset Allocation Fund held 22% and 11% of the outstanding shares of Global Balanced Fund and Asset Allocation Fund, respectively.

American Funds Insurance Series	195

Financial highlights

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/2018	$30.51	$.29		$(2.65)	$(2.36)	$(.28)	$(2.13)	$(2.41)	$25.74	(8.81)%	$1,942		.55%		.98%
12/31/2017	24.05	.26		7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010		.55		.94
12/31/2016	26.39	.25		(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00
12/31/2015	27.48	.25		1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
12/31/2014	30.11	.31	[2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558		.55		1.08	[2]
Class 1A:
12/31/2018	30.46	.23		(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5		.80		.77
12/31/2017[3,4]	24.50	.11		6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39	[6]
Class 2:
12/31/2018	30.24	.22		(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306		.80		.73
12/31/2017	23.85	.19		7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/2016	26.19	.18		(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/2015	27.30	.18		1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
12/31/2014	29.92	.24	[2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85	[2]
Class 4:
12/31/2018	30.13	.14		(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10		7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12		(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/2015	27.34	.09		1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/2014	30.07	.07	[2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26	[2]

Global Small Capitalization Fund

Class 1:
12/31/2018	$25.38	$.11		$(2.51)	$(2.40)	$(.09)	$(1.14)	$(1.23)	$21.75	(10.31)%	$1,453		.73%		.42%
12/31/2017	20.24	.12		5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639		.73		.54
12/31/2016	24.41	.12		.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57
12/31/2015	26.09	.04		.36	.40	—	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
12/31/2014	25.69	.09		.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411		.74		.34
Class 1A:
12/31/2018	25.36	.05		(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[7]	.98		.21
12/31/2017[3,4]	20.70	.08		4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35	[6]
Class 2:
12/31/2018	24.72	.04		(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06		5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551		.98		.27
12/31/2016	23.90	.07		.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/2015	25.64	(.03)		.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
12/31/2014	25.25	.03		.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
Class 4:
12/31/2018	24.91	(.02)		(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	—	[8]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		—	[9]
12/31/2016	24.11	.01		.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/2015	25.92	(.10)		.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/2014	25.57	(.05)		.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)

196	American Funds Insurance Series

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2018	$77.85	$.64		$.25	$.89	$(.54)	$(8.24)	$(8.78)	$69.96	(.01)%	$8,474	.34%		.81%
12/31/2017	67.29	.55		17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03
12/31/2015	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796	.35		.87
12/31/2014	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118	.35		1.12	[2]
Class 1A:
12/31/2018	77.74	.47		.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[3,4]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47	[6]
Class 2:
12/31/2018	77.35	.44		.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78
12/31/2015	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414	.60		.62
12/31/2014	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413	.60		.87	[2]
Class 3:
12/31/2018	78.32	.50		.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85
12/31/2015	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194	.53		.69
12/31/2014	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208	.53		.94	[2]
Class 4:
12/31/2018	76.56	.24		.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53
12/31/2015	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394	.85		.42
12/31/2014	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24	.85		.47	[2]

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Fund

Class 1:
12/31/2018	$21.71	$.34		$(2.97)	$(2.63)	$(.40)	$(1.02)	$(1.42)	$17.66	(12.94)%	$4,811	.53%		1.62%
12/31/2017	16.82	.26		5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27		.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/2015	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
12/31/2014	21.22	.30		(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282	.54		1.43
Class 1A:
12/31/2018	21.67	.27		(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[3,4]	17.17	.09		4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]
Class 2:
12/31/2018	21.63	.29		(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22		5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/2015	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
12/31/2014	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374	.79		1.19
Class 3:
12/31/2018	21.75	.31		(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23		5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/2015	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
12/31/2014	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38	.72		1.28
Class 4:
12/31/2018	21.42	.23		(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11		5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/2015	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/2014	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04		.31

New World Fund

Class 1:
12/31/2018	$25.30	$.27		$(3.65)	$(3.38)	$(.27)	$(.67)	$(.94)	$20.98	(13.83)%	$1,702	.77%		1.11%
12/31/2017	19.72	.26		5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		1.14
12/31/2016	18.87	.24		.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743	.78		1.25
12/31/2015	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562	.79		.92
12/31/2014	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433	.78		1.23	[2]
Class 1A:
12/31/2018	25.25	.21		(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		.91
12/31/2017[3,4]	20.14	.13		5.24	5.37	(.26)	—	(.26)	25.25	26.72 [5]	1	1.00	[6]	.53	[6]
Class 2:
12/31/2018	25.07	.20		(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		.85
12/31/2017	19.54	.20		5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		.89
12/31/2016	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.00
12/31/2015	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961	1.04		.68
12/31/2014	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084	1.03		1.01	[2]
Class 4:
12/31/2018	24.99	.14		(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		.61
12/31/2017	19.51	.14		5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		.61
12/31/2016	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		.75
12/31/2015	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171	1.29		.39
12/31/2014	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64	1.28		.40	[2]

198	American Funds Insurance Series

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund

Class 1:
12/31/2018	$14.96	$.31		$(1.44)	$(1.13)	$(.31)	$(1.14)	$(1.45)	$12.38	(8.45)%	$4,810		.41%		2.13%
12/31/2017	13.53	.32		1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/2016	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
12/31/2015	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
12/31/2014	13.12	.46	[2]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542		.42		3.31	[2]
Class 1A:
12/31/2018	14.94	.26		(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3		.66		1.84
12/31/2017[3,4]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]
Class 2:
12/31/2018	14.80	.27		(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850		.66		1.88
12/31/2017	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/2016	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/2015	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/2014	13.02	.44	[2]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722		.67		3.14	[2]
Class 4:
12/31/2018	14.77	.23		(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368		.91		1.62
12/31/2017	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/2016	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/2015	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/2014	13.12	.34	[2]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9		.92		2.33	[2]

Global Growth and Income Fund

Class 1:
12/31/2018	$15.81	$.29		$(1.62)	$(1.33)	$(.28)	$(1.18)	$(1.46)	$13.02	(9.36)%	$492		.63%		1.94%
12/31/2017	13.02	.35		3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28		.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		2.18
12/31/2015	12.78	.36		(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293		.64		2.79
12/31/2014	12.53	.43	[2]	.31	.74	(.49)	—	(.49)	12.78	6.00	200		.63		3.34	[2]
Class 1A:
12/31/2018	15.81	.26		(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[3,4]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/2018	15.78	.26		(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25		.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98
12/31/2015	12.75	.22		(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.73
12/31/2014	12.51	.41	[2]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[2]
Class 4:
12/31/2018	15.60	.21		(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21		.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/2015	12.71	.17		(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/2014	12.50	.30	[2]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[2]

See end of tables for footnotes.

American Funds Insurance Series	199

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/2018	$50.22	$.84		$(1.25)	$(.41)	$(.84)	$(3.58)	$(4.42)	$45.39	(1.55)%	$16,783	.28%		1.65%
12/31/2017	44.41	.81		8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79		4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79
12/31/2015	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747	.29		1.59
12/31/2014	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812	.29		1.56
Class 1A:
12/31/2018	50.15	.72		(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[3,4]	45.39	.67		7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2	.52	[6]	1.41	[6]
Class 2:
12/31/2018	49.71	.71		(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68		8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54
12/31/2015	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895	.54		1.34
12/31/2014	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337	.54		1.31
Class 3:
12/31/2018	50.29	.75		(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72		8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61
12/31/2015	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161	.47		1.41
12/31/2014	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185	.47		1.38
Class 4:
12/31/2018	49.31	.58		(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56		8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29
12/31/2015	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410	.79		1.25
12/31/2014	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30	.79		1.11

International Growth and Income Fund

Class 1:
12/31/2018	$17.72	$.45		$(2.39)	$(1.94)	$(.43)	$—	$(.43)	$15.35	(11.00)%	$1,034	.65%		2.62%
12/31/2017	14.48	.46		3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93
12/31/2015	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707	.68		2.60
12/31/2014	17.48	.58	[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740	.68		3.32	[2]
Class 1A:
12/31/2018	17.70	.41		(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[3,4]	14.69	.34		3.08	3.42	(.41)	—	(.41)	17.70	23.36 [5]	2	.91	[6]	1.99	[6]
Class 2:
12/31/2018	17.66	.41		(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43		3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72
12/31/2015	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254	.93		2.32
12/31/2014	17.43	.56	[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248	.93		3.21	[2]
Class 4:
12/31/2018	17.58	.36		(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37		3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43
12/31/2015	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32	1.18		2.02
12/31/2014	17.45	.26	[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20	1.18		1.52	[2]

200	American Funds Insurance Series

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Capital Income Builder

Class 1:
12/31/2018	$10.40	$.31	$(1.00)	$(.69)	$(.32)	$(.02)	$(.34)	$9.37	(6.77)%	$317		.54%		3.08%
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		3.39
12/31/2015	9.81	.28	(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80		.56		2.88
12/31/2014[3,10]	10.00	.19	(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [5]	20		.56	[6]	2.87	[6]
Class 1A:
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1		.79	[6]	2.63	[6]
Class 2:
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		2.82
12/31/2015	9.81	.31	(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[11]	—	[7]	.46	[11]	3.12	[11]
12/31/2014[3,10]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,11]	—	[7]	.47	[6,11]	2.94	[6,11]
Class 4:
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		2.88
12/31/2015	9.80	.25	(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/2014[3,10]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[5]	55		1.06	[6]	2.08	[6]

Asset Allocation Fund

Class 1:
12/31/2018	$23.71	$.48	$(1.43)	$(.95)	$(.44)	$(1.03)	$(1.47)	$21.29	(4.35)%	$14,627		.28%		2.04%
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556		.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008		.29		1.97
12/31/2015	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
12/31/2014	22.49	.44	.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997		.30		1.95
Class 1A:
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7		.53		1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4		.53	[6]	1.69	[6]
Class 2:
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668		.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480		.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/2015	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
12/31/2014	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494		.55		1.69
Class 3:
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29		.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38		.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/2015	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
12/31/2014	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40		.48		1.76
Class 4:
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594		.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582		.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/2015	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45
12/31/2014	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32		.80		1.55

See end of tables for footnotes.

American Funds Insurance Series	201

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
12/31/2018	$12.75	$.23		$(.96)	$(.73)	$(.20)	$(.15)	$(.35)	$11.67	(5.81)%	$110		.72%		1.82%
12/31/2017	11.08	.21		1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19		.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73
12/31/2015	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/2014	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[2]
Class 1A:
12/31/2018	12.74	.18		(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[3,4]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/2018	12.72	.20		(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/2015	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/2014	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[2]
Class 4:
12/31/2018	12.63	.17		(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/2015	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/2014	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [11]	—	[7]	.67	[11]	2.07	[2,11]

Bond Fund

Class 1:
12/31/2018	$10.82	$.29		$(.35)	$(.06)	$(.28)	$(.01)	$(.29)	$10.47	(.45)%	$5,962		.38%		2.70%
12/31/2017	10.80	.24		.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21		.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/2015	11.08	.22		(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/2014	10.73	.23		.37	.60	(.25)	— [8]	(.25)	11.08	5.59	4,977		.39		2.03
Class 1A:
12/31/2018	10.80	.26		(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[3,4]	10.82	.22		.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]
Class 2:
12/31/2018	10.69	.26		(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21		.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2016	10.58	.18		.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/2015	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/2014	10.61	.20		.36	.56	(.22)	— [8]	(.22)	10.95	5.28	4,565		.64		1.79
Class 4:
12/31/2018	10.68	.23		(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19		.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15		.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/2015	11.01	.16		(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/2014	10.69	.16		.39	.55	(.23)	— [8]	(.23)	11.01	5.15	29		.89		1.43

202	American Funds Insurance Series

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
12/31/2018	$11.88	$.30	$(.44)	$(.14)	$(.28)	$(.04)	$(.32)	$11.42	(1.14)%	$1,015		.57%		2.56%
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/2015	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/2014	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
Class 1A:
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	2.27	[6]
Class 2:
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/2015	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/2014	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
Class 4:
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/2015	11.70	.21	(.71)	(.50)	— [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/2014	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66

High-Income Bond Fund

Class 1:
12/31/2018	$10.19	$.64	$(.84)	$(.20)	$(.65)	$—	$(.65)	$9.34	(2.15)%	$501		.50%		6.32%
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949		.49		6.18
12/31/2015	10.54	.64	(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017		.48		6.12
12/31/2014	11.13	.67	(.59)	.08	(.67)	—	(.67)	10.54	.80	1,017		.48		5.90
Class 1A:
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [5]	—	[7]	.72	[6]	5.74	[6]
Class 2:
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92
12/31/2015	10.41	.60	(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765		.73		5.85
12/31/2014	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63	929		.73		5.67
Class 3:
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99
12/31/2015	10.57	.62	(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12		.66		5.91
12/31/2014	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59	16		.66		5.74
Class 4:
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55
12/31/2015	11.05	.62	(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1		.98		5.51
12/31/2014	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[7]	.98		5.49

See end of tables for footnotes.

American Funds Insurance Series	203

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Mortgage Fund

Class 1:
12/31/2018	$10.47	$.20	$(.14)		$.06	$(.23)	$—	$(.23)	$10.30	.58%	$209		.48%		1.97%
12/31/2017	10.56	.16	—	[8]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		1.52
12/31/2016	10.61	.15	.11		.26	(.20)	(.11)	(.31)	10.56	2.50	269		.46		1.39
12/31/2015	10.70	.10	.13		.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
12/31/2014	10.23	.12	.45		.57	(.10)	—	(.10)	10.70	5.54	292		.45		1.12
Class 1A:
12/31/2018	10.46	.18	(.14)		.04	(.22)	—	(.22)	10.28	.36	1		.73		1.77
12/31/2017[3,4]	10.55	.14	—	[8]	.14	(.16)	(.07)	(.23)	10.46	1.31 [5]	—	[7]	.70	[6]	1.38 [6]
Class 2:
12/31/2018	10.45	.18	(.15)		.03	(.20)	—	(.20)	10.28	.32	57		.73		1.72
12/31/2017	10.54	.14	(.01)		.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		1.27
12/31/2016	10.59	.12	.12		.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/2015	10.68	.07	.13		.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
12/31/2014	10.22	.10	.44		.54	(.08)	—	(.08)	10.68	5.23	52		.70		.91
Class 4:
12/31/2018	10.38	.15	(.15)		— [8]	(.19)	—	(.19)	10.19	.07	24		.98		1.49
12/31/2017	10.48	.11	—	[8]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		1.03
12/31/2016	10.52	.09	.12		.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/2015	10.65	.04	.14		.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37
12/31/2014	10.23	.05	.46		.51	(.09)	—	(.09)	10.65	4.98	1		.94		.47

Ultra-Short Bond Fund

Class 1:
12/31/2018	$11.29	$.18	$—	[8]	$.18	$(.16)	$—	$(.16)	$11.31	1.58%	$37		.35%		1.60%
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
12/31/2016[12]	11.26	.01	—	[8]	.01	—	—	—	11.27	.09	37		.35		.11
12/31/2015	11.28	(.03)	.01		(.02)	—	—	—	11.26	(.18)	39		.34		(.24)
12/31/2014	11.31	(.03)	—		(.03)	—	—	—	11.28	(.27)	49		.34		(.26)
Class 1A:
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58 [11]	—	[7]	.35	[11]	1.60 [11]
12/31/2017[3,4]	11.27	.08	—	[8]	.08	(.06)	—	(.06)	11.29	.67 [5,11]	—	[7]	.34	[6,11]	.69 [6,11]
Class 2:
12/31/2018	11.01	.15	—	[8]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[8]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/2016[12]	11.01	(.02)	—	[8]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)
12/31/2015	11.06	(.05)	—	[8]	(.05)	—	—	—	11.01	(.45)	302		.59		(.49)
12/31/2014	11.12	(.06)	—		(.06)	—	—	—	11.06	(.54)	331		.59		(.51)
Class 3:
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[8]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/2016[12]	11.11	(.01)	—	[8]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)
12/31/2015	11.16	(.05)	—	[8]	(.05)	—	—	—	11.11	(.45)	6		.52		(.42)
12/31/2014	11.21	(.05)	—		(.05)	—	—	—	11.16	(.45)	8		.52		(.44)
Class 4:
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[8]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/2016[12]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)
12/31/2015	11.25	(.08)	—	[8]	(.08)	—	—	—	11.17	(.71)	16		.85		(.74)
12/31/2014	11.30	(.09)	.04		(.05)	—	—	—	11.25	(.44)	7		.84		(.77)

204	American Funds Insurance Series

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/2018	$12.08	$.24	$(.13)	$.11	$(.25)	$—	$(.25)	$11.94	.91%		$1,445		.36%		2.02%
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
12/31/2015	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93		1,426		.35		1.02
12/31/2014	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24		1,723		.35		1.24
Class 1A:
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70		1		.61		1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73	[5]	—	[7]	.58	[6]	1.53	[6]
Class 2:
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
12/31/2015	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59		1,579		.60		.79
12/31/2014	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01		1,717		.60		1.00
Class 3:
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
12/31/2015	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64		11		.53		.85
12/31/2014	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11		13		.53		1.08
Class 4:
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82
12/31/2015	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29		46		.85		.56
12/31/2014	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76		21		.85		.50

See end of tables for footnotes.

American Funds Insurance Series	205

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Growth Fund

Class P1:
12/31/2018	$13.22	$.11	$(.04)	$.07	$(.10)	$(.89)	$(.99)	$12.30	(.04)%[11]	$3		.42%[11]		.37%[11]		.71%[11]		.82%[11]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [11]	2		.42	[11]	.36	[11]	.70	[11]	.69	[11]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [11]	1		.50	[11]	.34	[11]	.68	[11]	.79	[11]
12/31/2015	11.37	.09	.03	.12	—	—	—	11.49	1.06 [11]	—	[7]	.53	[11]	.29	[11]	.63	[11]	.80	[11]
12/31/2014	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18 [11]	—	[7]	.50	[11]	.32	[11]	.65	[11]	2.71	[11]
Class P2:
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43
12/31/2015	11.35	.04	.04	.08	—	—	—	11.43	.71	146		.89		.66		1.00		.31
12/31/2014	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77	79		.87		.69		1.02		1.01

Managed Risk International Fund

Class P1:
12/31/2018	$11.25	$.32	$(1.44)	$(1.12)	$(.26)	$(.05)	$(.31)	$9.82	(10.11)%[11]	$—	[7]	.33%[11]		.28%[11]		.77%[11]		3.02%[11]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [11]	—	[7]	.28	[11]	.20	[11]	.69	[11]	1.13	[11]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[11]	—	[7]	.39	[11]	.23	[11]	.74	[11]	1.15	[11]
12/31/2015	10.10	.18	(.80)	(.62)	— [8]	—	— [8]	9.48	(6.12)[11]	—	[7]	.45	[11]	.21	[11]	.72	[11]	1.75	[11]
12/31/2014	10.82	.14	(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[11]	—	[7]	.50	[11]	.25	[11]	.76	[11]	1.33	[11]
Class P2:
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/2015	10.09	.13	(.79)	(.66)	— [8]	—	— [8]	9.43	(6.52)	83		.90		.66		1.17		1.30
12/31/2014	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46		.91		.67		1.18		1.51

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/2018	$13.04	$.40	$(1.27)	$(.87)	$(.45)	$(.44)	$(.89)	$11.28	(6.99)%[11]	$—	[7]	.33%[11]		.28%[11]		.67%[11]		3.21%[11]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [11]	—	[7]	.30	[11]	.25	[11]	.64	[11]	1.59	[11]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [11]	—	[7]	.43	[11]	.27	[11]	.67	[11]	1.83	[11]
12/31/2015	11.70	.19	(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[11]	—	[7]	.50	[11]	.27	[11]	.66	[11]	1.64	[11]
12/31/2014	11.05	.40	.55	.95	(.30)	—	(.30)	11.70	8.58 [11]	—	[7]	.50	[11]	.31	[11]	.70	[11]	3.43	[11]
Class P2:
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/2015	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57
12/31/2014	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10	98		.88		.69		1.08		4.27

Managed Risk Growth-Income Fund

Class P1:
12/31/2018	$12.66	$(.02)	$(.15)	$(.17)	$(.19)	$(.57)	$(.76)	$11.73	(1.66)%[11]	$1,662		.40%[11]		.35%[11]		.64%[11]		(.20)%[11]
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [11]	2		.44	[11]	.37	[11]	.66	[11]	1.61	[11]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [11]	1		.52	[11]	.36	[11]	.64	[11]	1.46	[11]
12/31/2015	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[11]	1		.56	[11]	.31	[11]	.59	[11]	2.17	[11]
12/31/2014	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [11]	—	[7]	.45	[11]	.25	[11]	.52	[11]	2.94	[11]
Class P2:
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230		.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206		.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/2015	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04
12/31/2014	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76		.87		.69		.96		1.38

206	American Funds Insurance Series

		Income from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments	to average net assets after waivers/ reimburse- ments[13]	Net effective expense ratio[13,14]	Ratio of net income to average net assets[13]

Managed Risk Asset Allocation Fund

Class P1:
12/31/2018	$13.59	$.22	$(.80)	$(.58)	$(.25)	$(.53)	$(.78)	$12.23	(4.63)%	$2	.37%	.32%	.59%	1.67%
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43	.38	.66	1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43	.38	.66	1.65
12/31/2015	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712	.54	.40	.68	2.06
12/31/2014	11.93	.13	.26	.39	(.03)	—	(.03)	12.29	3.24	277	.53	.48	.76	1.04
Class P2:
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68	.63	.91	1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68	.63	.91	1.20
12/31/2015	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953	.79	.66	.94	1.16
12/31/2014	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91	1,780	.79	.73	1.01	1.33

See end of tables for footnotes.

American Funds Insurance Series	207

Portfolio turnover rate for all share classes	Year ended December 31
excluding mortgage dollar roll transactions[15]	2018	2017	2016	2015	2014
Capital Income Builder	42%	59%	41%	38%	24%
Asset Allocation Fund	34	39	43	28	42
Global Balanced Fund	30	28	43	36	40
Bond Fund	98	153	108	141	121
Global Bond Fund	78	74	70	88	134
Mortgage Fund	60	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	76	120	273	352	88

Portfolio turnover rate for all share classes	Year ended December 31
including mortgage dollar roll transactions, if applicable[15]	2018	2017	2016	2015	2014
Global Growth Fund	25%	31%	27%	29%	22%
Global Small Capitalization Fund	43	33	40	36	28
Growth Fund	35	24	26	20	29
International Fund	29	29	31	37	18
New World Fund	58	56	32	39	36
Blue Chip Income and Growth Fund	49	34	30	26	37
Global Growth and Income Fund	49	41	57	37	28
Growth-Income Fund	39	27	27	25	25
International Growth and Income Fund	38	51	32	35	34
Capital Income Builder Fund	98	88	53	128	35 [5,10]
Asset Allocation Fund	86	85	83	76	88
Global Balanced Fund	51	41	65	76	73
Bond Fund	514	502	375	434	365
Global Bond Fund	125	105	154	159	200
High-Income Bond Fund	67	78	89	66	54
Mortgage Fund	811	680	713	1103	790
U.S. Government/AAA-Rated Securities Fund	446	551	539	901	387
Ultra-Short Bond Fund	— [16]	— [16]	— [12,16]	N/A	N/A
Managed Risk Growth Fund	7	25	15	16	22
Managed Risk International Fund	8	25	26	15	22
Managed Risk Blue Chip Income and Growth Fund	11	32	9	20	22
Managed Risk Growth-Income Fund	14	26	14	11	28
Managed Risk Asset Allocation Fund	12	1	3	3	3

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[13]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[14]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[15]	Refer to Note 5 for further information on mortgage dollar rolls.
[16]	Amount is either less than 1% or there is no turnover.

See notes to financial statements

208	American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund and investment portfolios of Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 12, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series	209

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

210	American Funds Insurance Series

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$883.81	$2.66	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A – actual return	1,000.00	882.71	3.84	.81
Class 1A – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 2 – actual return	1,000.00	882.86	3.84	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	881.92	5.03	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$857.65	$3.46	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	856.00	4.58	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	856.32	4.63	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	854.97	5.80	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$909.41	$1.64	.34%
Class 1 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 1A – actual return	1,000.00	908.27	2.84	.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 – actual return	1,000.00	908.31	2.84	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 – actual return	1,000.00	908.54	2.50	.52
Class 3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	907.21	4.04	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
International Fund
Class 1 – actual return	$1,000.00	$870.74	$2.50	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	870.06	3.68	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	870.02	3.68	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	869.83	3.35	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	868.31	4.85	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$896.60	$3.73	.78%
Class 1 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 1A – actual return	1,000.00	895.48	4.92	1.03
Class 1A – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 2 – actual return	1,000.00	895.53	4.92	1.03
Class 2 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 4 – actual return	1,000.00	894.44	6.11	1.28
Class 4 – assumed 5% return	1,000.00	1,018.75	6.51	1.28

See end of tables for footnotes.

American Funds Insurance Series	211

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$911.16	$1.98	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	910.38	3.18	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	910.78	3.18	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	909.57	4.38	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$913.67	$3.09	.64%
Class 1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 1A – actual return	1,000.00	912.85	4.29	.89
Class 1A – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 2 – actual return	1,000.00	911.89	4.29	.89
Class 2 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 4 – actual return	1,000.00	911.37	5.49	1.14
Class 4 – assumed 5% return	1,000.00	1,019.46	5.80	1.14
Growth-Income Fund
Class 1 – actual return	$1,000.00	$923.69	$1.36	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	922.58	2.57	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	922.65	2.57	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 – actual return	1,000.00	922.81	2.23	.46
Class 3 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 – actual return	1,000.00	921.20	3.78	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$906.95	$3.17	.66%
Class 1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A – actual return	1,000.00	905.76	4.37	.91
Class 1A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 – actual return	1,000.00	905.61	4.37	.91
Class 2 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 – actual return	1,000.00	904.62	5.57	1.16
Class 4 – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Capital Income Builder
Class 1 – actual return	$1,000.00	$952.39	$2.71	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	951.11	3.89	.79
Class 1A – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 – actual return	1,000.00	951.20	3.93	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 – actual return	1,000.00	949.90	5.11	1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30	1.04

212	American Funds Insurance Series

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$945.68	$1.37	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	944.75	2.60	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	944.68	2.60	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 – actual return	1,000.00	944.92	2.26	.46
Class 3 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 – actual return	1,000.00	943.52	3.82	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Global Balanced Fund
Class 1 – actual return	$1,000.00	$946.36	$3.58	.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A – actual return	1,000.00	944.87	4.80	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	945.15	4.80	.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 – actual return	1,000.00	943.60	6.03	1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26	1.23
Bond Fund
Class 1 – actual return	$1,000.00	$1,013.36	$1.98	.39%
Class 1 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 1A – actual return	1,000.00	1,012.94	3.20	.63
Class 1A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 – actual return	1,000.00	1,012.27	3.25	.64
Class 2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 4 – actual return	1,000.00	1,010.76	4.51	.89
Class 4 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,004.05	$2.93	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,002.59	4.14	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,002.66	4.19	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,001.01	5.45	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08

See end of tables for footnotes.

American Funds Insurance Series	213

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$973.84	$2.54	.51%
Class 1 – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 1A – actual return	1,000.00	972.85	3.73	.75
Class 1A – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 – actual return	1,000.00	973.23	3.78	.76
Class 2 – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 3 – actual return	1,000.00	973.26	3.43	.69
Class 3 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 4 – actual return	1,000.00	970.96	5.02	1.01
Class 4 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Mortgage Fund
Class 1 – actual return	$1,000.00	$1,018.13	$2.54	.50%
Class 1 – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 1A – actual return	1,000.00	1,016.98	3.81	.75
Class 1A – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 – actual return	1,000.00	1,015.95	3.81	.75
Class 2 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 4 – actual return	1,000.00	1,014.64	5.13	1.01
Class 4 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,009.21	$1.92	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	1,009.23	1.87	.37
Class 1A – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 – actual return	1,000.00	1,008.25	3.14	.62
Class 2 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 3 – actual return	1,000.00	1,007.42	2.78	.55
Class 3 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 4 – actual return	1,000.00	1,006.62	4.40	.87
Class 4 – assumed 5% return	1,000.00	1,020.82	4.43	.87
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,020.09	$1.83	.36%
Class 1 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 1A – actual return	1,000.00	1,019.74	3.11	.61
Class 1A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 – actual return	1,000.00	1,019.76	3.11	.61
Class 2 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 – actual return	1,000.00	1,019.28	2.75	.54
Class 3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 – actual return	1,000.00	1,018.62	4.38	.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38	.86

214	American Funds Insurance Series

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$948.34	$1.92	.39%	$3.49	.71%
Class P1 – assumed 5% return	1,000.00	1,023.24	1.99	.39	3.62	.71
Class P2 – actual return	1,000.00	946.51	3.19	.65	4.76	.97
Class P2 – assumed 5% return	1,000.00	1,021.93	3.31	.65	4.94	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$903.38	$1.54	.32%	$3.69	.77%
Class P1 – assumed 5% return	1,000.00	1,023.59	1.63	.32	3.92	.77
Class P2 – actual return	1,000.00	901.89	3.16	.66	5.42	1.13
Class P2 – assumed 5% return	1,000.00	1,021.88	3.36	.66	5.75	1.13
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$947.22	$1.52	.31%	$3.29	.67%
Class P1 – assumed 5% return	1,000.00	1,023.64	1.58	.31	3.41	.67
Class P2 – actual return	1,000.00	945.53	3.14	.64	5.00	1.02
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	5.19	1.02
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$950.38	$1.72	.35%	$3.15	.64%
Class P1 – assumed 5% return	1,000.00	1,023.44	1.79	.35	3.26	.64
Class P2 – actual return	1,000.00	948.19	3.19	.65	4.57	.93
Class P2 – assumed 5% return	1,000.00	1,021.93	3.31	.65	4.74	.93
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$955.05	$1.38	.28%	$2.91	.59%
Class P1 – assumed 5% return	1,000.00	1,023.79	1.43	.28	3.01	.59
Class P2 – actual return	1,000.00	953.49	2.66	.54	4.14	.84
Class P2 – assumed 5% return	1,000.00	1,022.48	2.75	.54	4.28	.84

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	215

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216	American Funds Insurance Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	78	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946	2010	Private investor	81	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	80	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	78	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	President, The University of North Carolina; former President, George W. Bush Foundation	82	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	77	None

Leonard R. Fuller and Frank M. Sanchez retired from the board on December 31, 2018. The trustees thank Mr. Fuller and Mr. Sanchez for their dedication and service to the fund.

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None
Michael C. Gitlin, 1970	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	77	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series	217

Board of trustees and other officers (continued)

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Maria Manotok Pathria, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
S. Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

218	American Funds Insurance Series

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)

6,347,216,058

Total shares voting on November 28, 2018

4,343,768,464 (68.4% of shares outstanding)

The proposal: to elect board members:

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
William H. Baribault	4,208,852,644	96.9%	134,915,821	3.1%
James G. Ellis	4,216,149,993	97.1	127,618,471	2.9
Nariman Farvardin	4,218,959,298	97.1	124,809,166	2.9
Michael C. Gitlin	4,222,232,502	97.2	121,535,962	2.8
Mary Davis Holt	4,224,279,601	97.2	119,488,863	2.8
R. Clark Hooper	4,216,559,229	97.1	127,209,235	2.9
Merit E. Janow	4,220,194,031	97.2	123,574,433	2.8
Laurel B. Mitchell	4,224,436,631	97.3	119,331,833	2.7
Donald D. O’Neal	4,220,647,956	97.2	123,120,508	2.8
Margaret Spellings	4,219,675,934	97.1	124,092,530	2.9
Alexandra Trower	4,225,223,365	97.3	118,545,099	2.7

American Funds Insurance Series	219

Offices of the series and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

220	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2018, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
American Funds Insurance Series equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 100% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 65% of 10-year periods and 81% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2018, as supplemented January 1, 2019.
[2]	Based on Class 1 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Portfolio Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

Item 2. Code of Ethics.

As of December 31, 2018, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2018, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2018 and 2017 were $418,018 and $816,829, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2018 and 2017. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2018 and 2017 were $167,434 and $134,953, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2018 and 2017. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2018 and 2017 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2018 and 2017 were $2,915,699 and $12,658,928, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-

14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Tina Wilson
Tina Wilson, President and Principal Executive Officer

Date	2/22/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Tina Wilson
Tina Wilson, President and Principal Executive Officer

Date	2/22/2019

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	2/22/2019